UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	ENHANCED LARGE CAP FUND

32	INCOME EQUITY FUND

36	INTERNATIONAL EQUITY FUND (formerly known as the International Growth Equity Fund)

39	LARGE CAP EQUITY FUND (formerly known as the Growth Equity Fund)

42	LARGE CAP GROWTH FUND (formerly known as the Select Equity Fund)

45	LARGE CAP VALUE FUND

47	SMALL CAP CORE FUND

73	SMALL CAP VALUE FUND

84	TECHNOLOGY FUND

86	NOTES TO THE FINANCIAL STATEMENTS

96	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

97	TAX INFORMATION

100	FUND EXPENSES

102	TRUSTEES AND OFFICERS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

ENHANCED LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Enhanced Large Cap Fund returned 14.21% during the 12-month period ended March 31, 2011, underperforming the S&P 500® Index return of 15.65%. The first part of the Fund’s reporting period was characterized by a stalled market that lasted through the end of August. In addition, high correlations and heightened sensitivity to macroeconomic uncertainty created a difficult environment for active stock picking. During the latter part of the period, however, correlations fell and investors began to pay greater attention to company valuation differences, leading to greater dispersion in returns and an improving environment for stock selection.

Despite large differences in returns among economic sectors, stock selection accounted for almost all of the Fund’s underperformance, while sector allocation was essentially a neutral factor for performance. Our process considers and ranks companies based on four criteria to inform investment decisions: valuation, sentiment, profitability and management activities. Momentum-based strategies, which had underperformed for two years, turned the corner as we exited the depths of the financial crisis, moderately adding value. Relative valuation strategies, which seek to identify inexpensive companies, were largely ineffective due to a “junk” rally early in the period that dominated performance. Similarly, profitable companies lagged the market early on, but made a modest recovery as investors rotated back into quality toward the end of the 12-month period.

As we would expect following a recession that coincided with a significant lending crisis, the current economic recovery is less than vigorous. While the market has continued to rebound, job growth remains weak and credit is tight for those needing it. As the market rotates away from riskier stocks and begins to focus more on fundamental criteria, we believe that valuation and profitability factors will begin to be rewarded once again. We continue to focus on stocks with attractive valuation and sentiment characteristics, where management has avoided aggressive accounting and demonstrated judicious use of shareholder capital.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
ENHANCED LARGE CAP	14.21%	1.86%	1.35%	1.77%

S&P 500® INDEX	15.65	2.35	2.62	3.00

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JOSEPH E. WOLFE With Northern Trust since 2005
ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
NET ASSETS	$14 MILLION
NET ASSET VALUE	$9.43
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.21%
NET EXPENSE RATIO	0.59%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INCOME EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund posted a gain of 19.54% during the 12-month period ended March 31, 2011, exceeding the 15.65% return of the Fund’s benchmark, the S&P 500® Index. It is noteworthy that both the Fund’s equity and convertible holdings outperformed the Index during the period.

On a sector level, the Fund’s industrial, financial and consumer discretionary holdings represented the leading areas of outperformance, driven by stock selection. Lagging sectors were utilities, materials and energy. Within the lagging sectors, underperformance came from a combination of weighting and company selection. Stocks that led the Fund higher included United Rentals, Weight Watchers and NetApp. United Rentals performed well throughout the period as investors gained confidence in the U.S. economy’s recovery, and in turn, its ability to drive both higher utilization and pricing for United’s equipment rental business. Weight Watchers’ share price rose dramatically near the end of the period when the company released the positive results of its current marketing efforts. NetApp contributed in the first half of the period as it became clearer that their storage and data management solutions should increasingly be in demand as open network environments progress. Companies that underperformed during the period included Nokia, SUPERVALU and Computer Sciences. Nokia, having stumbled earlier, slid further as it became evident that management had no viable near-term product solutions to stem market share losses within the high-end wireless phone market. SUPERVALU detracted early in the period as the levered grocery chain was unable to defend sales in an increasingly competitive marketplace. Computer Sciences slipped during the most recent quarter as temporary funding shortages on existing contracts reduced near-term earnings prospects.

We continue to seek out companies with both attractive valuation measures and strong cash flow generation. Our bottom-up company selection drives the Fund’s long-term performance. Disciplined risk management is an important overlay that helps to prevent position sizes or sector weight variances from becoming material drivers of performance. Lastly, our asset allocation continues to include select convertible securities with the goal of reducing share price volatility and enhancing yield.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	19.54%	6.46%	7.01%	8.54%
S&P 500® INDEX	15.65	2.62	3.29	8.64

MERRILL LYNCH ALL U.S. CONVERTIBLE INDEX	16.15	5.66	6.14	8.34

Beginning July 31, 2010 the Income Equity Fund’s benchmark has changed from the Merrill Lynch All U.S. Convertible Index to the S&P 500® Index to better reflect the Fund’s portfolio.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Merrill Lynch All U.S. Convertible Index is an unmanaged index consisting of convertible securities of all investment grades.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
NET ASSETS	$386 MILLION
NET ASSET VALUE	$13.01
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.23%
NET EXPENSE RATIO	0.99%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND*

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets generated above-average returns during the 12-month period ended March 31, 2011. The start of the period was marked by uncertainty, particularly concerning sovereign debt issues in peripheral Europe. In the United States, concerns were mounting that the economy would slip into a “double-dip” recession as housing and employment figures failed to demonstrate strength. Near the end of the period, a devastating earthquake and tsunami in Japan led to severe damage to nuclear power plants north of Tokyo, and reduced expectations for the world’s third largest economy. Ultimately, the unsettling backdrop was met with additional accommodative central bank policies globally, which helped to give investors confidence to take on risk, propelling markets higher.

During the 12-month period, the International Equity Fund returned 10.86% versus the 10.42% return of the MSCI EAFE® Index, the Fund’s benchmark. Security selection within the consumer staples, energy and industrials sectors added to performance, while selection within financials and health care detracted from returns. The stocks that made the largest contributions to relative performance were the U.K. engineering firm The Weir Group PLC, South Korean conglomerate Hyundai Group, gas exploration company Ultra Petroleum Corp., cable company Virgin Media, and British Petroleum. Positions that detracted most from relative performance were Swiss pharmaceutical company Roche Holdings, apparel firm Esprit and Japanese financial conglomerates Nomura Group and Mitsubishi UFJ.

While much of the volatility that characterized the early part of the period has subsided, we continue to find opportunities to initiate positions in attractively valued companies with solid growth profiles, while simultaneously capitalizing on short-term market moves to take profits in stocks where we no longer feel there is adequate fundamental support. In general, we strive to invest in strong, well-managed companies that demonstrate above-average growth prospects, sustainable and consistent business models and attractive valuation relative to the market as a whole. We believe that disciplined investing based on superior information management, effective fundamental analysis and sophisticated portfolio construction provides a competitive and repeatable advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY	10.86%	2.67%	5.04%	5.10%

MSCI EAFE® INDEX	10.42	1.30	5.39	5.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that tracks the performance of selected equity securities in Europe, Australasia and the Far East.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
NET ASSETS	$331 MILLION
NET ASSET VALUE	$8.65
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.40%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

* Formerly known as the International Growth Equity Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND*

PORTFOLIO MANAGEMENT COMMENTARY

Equity markets generated strong returns for the 12-month period ended March 31, 2011. The start of the period was marked by uncertainty, particularly surrounding sovereign debt issues in peripheral Europe. In the United States, concerns were mounting that the economy would slip into a “double-dip” recession as housing and employment figures failed to demonstrate strength. Ultimately, the unease was met by the Federal Reserve with additional accommodative policies, which helped to give investors confidence to take on risk, propelling markets higher.

For the 12-month period, the Large Cap Equity Fund’s return of 14.30% lagged the Fund’s benchmark, the S&P 500® Index, which returned 15.65%. Weak stock selection within the energy, consumer discretionary and utilities sectors was offset only partially by strong stock selection within industrials, materials and health care. The stocks that made the largest contributions to relative performance were railway firm Kansas City Southern, Discover Financial Services and mining services company Joy Global. The stocks that detracted the most from relative performance were homebuilder PulteGroup, e-commerce services provider GSI Commerce and mortgage insurer MGIC Investment Corp.

In general, we strive to invest in strong, well-managed companies that demonstrate above-average growth prospects, sustainable and consistent business models and attractive valuation relative to the market as a whole. While much of the volatility that had persisted during the beginning of the period has subsided, we continue to find opportunities in attractively valued companies with solid growth profiles. We believe that disciplined investing based upon superior information management, deep fundamental analysis and sophisticated portfolio construction provides a competitive and repeatable advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP EQUITY	14.30%	2.39%	2.19%	7.06%

S&P 500® INDEX	15.65	2.62	3.29	8.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

MATT PERON With Northern Trust since 2005 CHRIS SHIPLEY With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
NET ASSETS	$156 MILLION
NET ASSET VALUE	$14.35
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.23%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

* Formerly known as the Growth Equity Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND*

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended March 31, 2011 brought a continuation of the rally that has been in place since early March 2009. As the economic recovery matured, investors sought higher-quality stocks with longer-term growth potential rather than simply those with the highest degree of economic sensitivity. Within the Russell 1000® Growth Index, all 10 sectors posted positive returns, with nine of the 10 achieving double-digit gains. Energy, industrials and basic materials stocks led the way as heightened geopolitical risks, inflation fears and rising demand from the emerging markets prompted investors to bid up shares sensitive to commodity prices. Consumer discretionary stocks also had a strong showing, especially among autos and luxury retail. Health care was the weakest performer, as ongoing legislative uncertainty sparked concern regarding the industry’s fundamentals.

The Large Cap Growth Fund returned 21.08% during the 12-month period ended March 31, 2011, while its benchmark — the Russell 1000® Growth Index — returned 18.26%. The Fund’s outperformance was driven primarily by stock selection within the technology sector, where our focus on cloud-computing and other “next-generation” technology provided significant upside. Sector allocation resulted in a mild drag on performance, however, with the largest shortfall caused by an overweight to the healthcare sector during the early portion of the period. We removed this tactical position in early 2010. We kept the Fund’s sector weightings neutral through the remainder of the period, but we may adopt a more active sector strategy as we grow more confident that the current recovery phase will transition into an expansion.

We remain concerned about the struggling U.S. housing market and the impact that geopolitical turmoil could have on oil prices and global economic growth. On the other hand, economic data continues to indicate that the expansion is on track. We believe that reasonable stock valuations, combined with the potential for additional positive earnings surprises, further supports a favorable backdrop for equity investors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP GROWTH	21.08%	3.19%	1.70%	8.02%

RUSSELL 1000® GROWTH INDEX	18.26	4.34	2.99	7.83

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

GREG M. NEWMAN With Northern Trust since 1997
JOSEPH R. DIEHL With Northern Trust since 1971

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
NET ASSETS	$90 MILLION
NET ASSET VALUE	$23.18
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.34%
NET EXPENSE RATIO	0.99%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

* Formerly known as the Select Equity Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market posted a positive return during the 12-month period ended March 31, 2011, as the global economy continued to gain traction and economic indicators began pointing toward a more sustained recovery. Energy and basic materials were the leading sectors in the Large Cap Value Fund’s benchmark, the Russell 1000® Value Index. Both benefited from a decline in the dollar and an increase in global inflation. The worst-performing sectors were financials and health care. Value stocks, as a group, underperformed their growth counterparts during the reporting period.

The Fund is constructed in accordance with our value discipline, which emphasizes undervalued, high-quality companies with sustainable free cash flow yields. Within this universe of blue chip stocks, we seek companies that we believe offer both compelling valuations and strong catalysts for future price appreciation. During the 12-month period ended March 31, 2011, the Fund returned 10.86% but lagged the 15.15% total return of the Russell 1000® Value Index. One of the largest detractors from the Fund’s relative performance was its overweight position in the information technology sector. Conversely, the Fund’s overweight in the energy sector was one of the largest positive contributors to performance. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while stock selection in the consumer staples and financials sectors added to returns. Among the largest individual contributors to performance were the oil services leader Baker Hughes and the telecommunications equipment maker Qualcomm. Detractors included the super-regional bank BB&T and the network equipment leader Cisco Systems.

Notable purchases during the reporting period included industry leaders such as JP Morgan, Hewlett-Packard and Merck. These purchases represent our philosophy of selecting high-quality, cash-rich companies that we believe are trading at a significant discount to their longer-term intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP VALUE	10.86%	1.22%	3.98%	4.68%

RUSSELL 1000® VALUE INDEX	15.15	1.38	4.53	4.45

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

BETSY TURNER, STEPHEN G. ATKINS, DONNA RENAUD, DOUGLAS MC ELDOWNEY With Northern Trust since 2004, 2000, 2000 and 2006 respectively

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
NET ASSETS	$191 MILLION
NET ASSET VALUE	$10.20
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.21%
NET EXPENSE RATIO	1.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 2000® Index, the Small Cap Core Fund’s benchmark, delivered a strong return of 25.79% during the 12-month period ended March 31, 2011. The start of the period was characterized by uncertainty regarding the economic outlook, and the market alternated between aversion and attraction to riskier assets. However, market turbulence abated as the economy’s prospects improved throughout the period. The Fund outperformed its benchmark, returning 27.73% during the 12-month period ended March 31, 2011. Performance was helped by the Fund’s broad diversification within the small-cap market and our avoidance of stocks displaying signs of financial distress or unsustainable growth.

Despite significant differences in returns among economic sectors, stock selection accounted for almost all of the Fund’s outperformance; the contribution to return from sector allocation was broadly neutral. Stock selection was most effective within the mid-cap portion of the small-cap spectrum, with differentiation also paying off among higher risk stocks. Stock selection was particularly effective within consumer discretionary, energy, financials, excluding REITs and health care. The largest detractor from performance came from stock selection within the information technology sector, as the Fund was underweight in a handful of small benchmark stocks that dramatically outperformed due to acquisition announcements.

We continue to apply a disciplined, cost-effective approach to small-cap investing. We remain focused on maintaining consistent exposure to the entire small-cap market, providing core style exposure and avoiding stocks that our research suggests are showing signs of distress or are less likely to maintain growth.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE FUND	27.73%	4.09%	5.40%	5.81%

RUSSELL 2000® INDEX	25.79	3.35	7.87	7.47

On February 17, 2010, the Fund’s investment strategy changed from an active small cap growth investment style to a quantitative small cap core investment style.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

ROBERT H. BERGSON With Northern Trust since 1997

ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
NET ASSETS	$181 MILLION
NET ASSET VALUE	$15.80
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.82%
NET EXPENSE RATIO	0.98%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 2000® Value Index, the Small Cap Value Fund’s benchmark, returned 20.63% during the 12-month period ended March 31, 2011, its second year of strong returns in the wake of the financial crisis. The period was characterized by more uncertainty than the initial rally phase, however, as the market alternated between aversion and attraction to riskier assets. The Fund navigated this environment and outperformed its benchmark, returning 22.37% despite periodic rallies in lower-quality stocks where the strategy is underweight, which created the most significant detraction from the Fund’s performance during the reporting period.

Individual stock selection accounted for almost all of the Fund’s outperformance. Contributions to return from sector allocation were modestly positive, thanks in part to an underweight of the weaker-performing non-REIT financial stocks. The Fund benefited from both an underweight to the lowest-quality stocks, as defined by the Fund’s stock selection model, as well as stock selection within the model’s higher-rated categories. Underweights to the lowest-rated stocks in the non-REIT financials and consumer discretionary sectors made the largest contributions to outperformance. The Fund also benefited from holdings in higher-rated stocks within the energy sector, one of the best-performing areas of the market during the period.

We remain focused on our small-cap value objective, despite the fact that the asset class has significantly trailed the small-cap growth and mid-cap indices during the past two years. This underperformance was largely due to the Russell 2000® Value Index’s heavy exposure to smaller commercial banks. We continue to avoid stocks of companies that our analysis suggests have displayed signs of distress and that we think will not be successful long-term investments for the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	22.37%	2.91%	9.94%	10.06%

RUSSELL 2000® VALUE INDEX	20.63	2.23	9.01	10.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$16.20
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.38%
NET EXPENSE RATIO	0.99%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Equities generated strong returns during the 12 months ended March 31, 2011 as the global economy continued to improve, and fears regarding a possible “double-dip” recession receded. Technology stocks performed approximately in line with broader market averages during the period, while healthcare issues lagged.

The Technology Fund returned 28.67% for the 12-month period ended March 31, 2011, ahead of the 25.70% return of its benchmark, the NYSE Arca Tech 100 Index®. Our focus on companies that are benefiting from secular trends within technology — including cloud-computing and mobility, as well as a broad recovery in enterprise information technology spending — helped drive the gains and offset weaker performance in the healthcare sector, where the Fund was underweight relative to the Index. The best-performing holdings for the period were Isilon Systems, Riverbed Technology, NetApp, Tibco Software and 3Par. The bottom performers were Cisco Systems, Valeant Pharmaceuticals, Google, Activision Blizzard and Hewlett Packard.

We remain positive regarding the long-term outlook for technology stocks, based on strong corporate profits, slowing productivity gains, aging infrastructure equipment and attractive valuations. We continue to believe that the gradual shift to cloud-computing and mobility could drive a multi-year technology reinvestment cycle similar to the 1990s, when enterprises moved to client server and Internet architectures, resulting in a sustained period of productivity improvements. Increased global competition, industry consolidation, additional regulation and compliance and the emergence of new business models are also driving investments in technology products and services. We believe that consumers will continue to migrate to digital technologies and content in the home, which should support consumer spending on technology products, although perhaps at a slower rate and at reduced prices. We continue to favor stocks that we believe are positioned to benefit from these trends, as well as those with company-specific catalysts, such as product cycles or market share gains, along with stable or improving margin and cash flow profiles.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	28.67%	5.03%	1.84%	8.40%

NYSE ARCA TECH 100 INDEX®	25.70	6.49	6.11	12.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The NYSE Arca Tech 100 Index® is an unmanaged index that tracks the performance of stocks within the technology sector.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

DEBORAH L. KOCH With Northern Trust since 2003

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
NET ASSETS	$95 MILLION
NET ASSET VALUE	$15.62
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.49%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND(1)	LARGE CAP EQUITY FUND(2)	LARGE CAP GROWTH FUND(3)
ASSETS:
Investments, at cost(4)	$12,230	$316,145	$279,868	$122,862	$78,446
Investments, at value(5)	$14,374	$381,808	$331,445	$156,165	$89,538
Foreign currencies, at value (cost $2,970, respectively)	–	–	2,996	–	–
Dividend income receivable	17	596	1,135	213	50
Interest income receivable	–	1,076	–	–	–
Receivable for foreign tax reclaimable	–	–	1,018	–	–
Receivable for securities sold	–	–	–	–	–
Receivable for variation margin on futures contracts	–	–	–	–	–
Receivable for fund shares sold	–	2,545	71	31	1
Receivable from investment adviser	–	14	7	5	3
Unrealized gain on forward foreign currency exchangecontracts	–	–	2	–	–
Prepaid and other assets	1	1	1	1	1
Total Assets	14,392	386,040	336,675	156,415	89,593
LIABILITIES:
Payable for securities purchased	–	215	5,742	–	–
Payable for variation margin on futures contracts	1	–	–	–	–
Payable for fund shares redeemed	–	84	262	38	29
Payable to affiliates:
Investment advisory fees	15	61	63	25	14
Administration fees	–	11	10	5	3
Custody and accounting fees	4	3	10	11	7
Shareholder servicing fees	–	20	2	1	6
Transfer agent fees	–	7	6	3	2
Trustee fees	3	4	9	7	4
Accrued other liabilities	20	26	21	27	22
Total Liabilities	43	431	6,125	117	87
Net Assets	$14,349	$385,609	$330,550	$156,298	$89,506
ANALYSIS OF NET ASSETS:
Capital stock	$33,438	$352,404	$450,118	$176,755	$111,384
Accumulated undistributed net investment income (loss)	–	(2,515)	384	(7)	(4)
Accumulated undistributed net realized loss	(21,238)	(29,943)	(171,644)	(53,753)	(32,966)
Net unrealized appreciation	2,149	65,663	51,692	33,303	11,092
Net Assets	$14,349	$385,609	$330,550	$156,298	$89,506
Shares Outstanding ($.0001 par value, unlimited authorization)	1,522	29,629	38,225	10,893	3,862
Net Asset Value, Redemption and Offering Price Per Share	$9.43	$13.01	$8.65	$14.35	$23.18

(1)	Formerly known as the International Growth Equity Fund.
(2)	Formerly known as the Growth Equity Fund.
(3)	Formerly known as the Select Equity Fund.
(4)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $380, $20,299, $6,241, $1,502, $1,143, $1,148, $6,766, $41,333 and $1,209, respectively.
(5)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $380, $20,299, $6,241, $1,502, $1,143, $1,148, $6,766, $41,333 and $1,209, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$160,425	$159,013	$1,350,188	$85,027
$190,941	$180,110	$1,723,259	$93,884
–	–	–	–
361	152	2,557	87
–	–	–	–
–	–	–	–
–	–	14,392	3,772
–	26	102	–
60	447	1,446	1
4	8	166	2
–	–	–	–
1	1	3	1
191,367	180,744	1,741,925	97,747

–	–	–	2,832
–	–	26	–
58	78	8,039	6

31	29	277	18
5	5	49	3
7	1	14	2
9	2	387	7
3	3	33	2
9	4	7	4
22	20	124	22
144	142	8,956	2,896
$191,223	$180,602	$1,732,969	$94,851

$278,024	$167,006	$1,442,967	$125,517
481	147	640	(4)
(117,798)	(7,882)	(85,050)	(39,519)
30,516	21,331	374,412	8,857
$191,223	$180,602	$1,732,969	$94,851
18,746	11,431	106,978	6,073
$10.20	$15.80	$16.20	$15.62

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND(1)		LARGE CAP EQUITY FUND(2)		LARGE CAP GROWTH FUND(3)
INVESTMENT INCOME:
Dividend income	$430 (4)	$6,946	(5)(6)	$7,365	(5)(6)	$2,305	(4)(6)	$810	(5)(6)
Interest income	–	3,017		–		–		–
Total Investment Income	430	9,963		7,365		2,305		810
EXPENSES:
Investment advisory fees	62	2,680		3,032		1,260		679
Administration fees	31	473		455		223		120
Custody fees	49	44		311		77		35
Accounting fees	25	52		51		35		28
Transfer agent fees	21	315		303		148		80
Blue sky fees	16	24		21		19		18
SEC fees	2	2		2		2		2
Printing fees	19	34		24		37		30
Professional fees	18	18		18		18		18
Shareholder servicing fees	–	213		15		11		34
Trustee fees	7	7		7		7		7
Interest expense	–	–		–		–		–
Other	12	12		18		12		12
Total Expenses	262	3,874		4,257		1,849		1,063
Less expenses reimbursed by investment adviser	(139)	(738)		(472)		(368)		(269)
Net Expenses	123	3,136		3,785		1,481		794
Net Investment Income (Loss)	307	6,827		3,580		824		16
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	3,052	2,049		11,090		11,300		19,619
Written options	–	–		–		25		–
Futures contracts	173	–		–		–		–
Foreign currency transactions	–	–		33		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(1,075)	50,548		16,066		7,089		(4,119)
Written options	–	–		–		3		–
Futures contracts	(16)	–		–		–		–
Forward foreign currency exchange contracts	–	–		2		–		–
Translation of other assets and liabilities denominated inforeign currencies	–	–		90		–		–
Net Gains	2,134	52,597		27,281		18,417		15,500
Net Increase in Net Assets Resulting from Operations	$2,441	$59,424		$30,861		$19,241		$15,516

(1)	Formerly known as the International Growth Equity Fund.
(2)	Formerly known as the Growth Equity Fund.
(3)	Formerly known as the Select Equity Fund.
(4)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(5)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $11, $1, $1, $1, $1, $13 and $1, respectively.
(6)	Net of $35, $728, $18, $1, $62, and $11 in non reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2011

LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND

$4,795	(5)(6)	$878	(5)	$25,747	(5)	$607	(5)(6)
–		1		7		–
4,795		879		25,754		607

1,655		622		12,991		839
292		110		2,293		126
45		75		240		26
40		28		173		28
195		73		1,529		84
18		16		48		18
2		2		7		2
28		24		219		28
18		36		56		18
87		15		3,246		53
7		7		22		7
2		–		–		–
12		12		32		12
2,401		1,020		20,856		1,241
(269)		(301)		(5,683)		(195)
2,132		719		15,173		1,046
2,663		160		10,581		(439)

15,232		1,600		33,729		29,832
–		–		–		–
–		934		5,713		–
–		–		–		–

85		17,873		270,089		(8,095)
–		–		–		–
–		212		937		–
–		–		–		–
–		–		–		–
15,317		20,619		310,468		21,737
$17,980		$20,779		$321,049		$21,298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ENHANCED LARGE CAP FUND		INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND(1)		LARGE CAP EQUITY FUND(2)
Amounts in thousands	2011	2010	2011	2010	2011	2010	2011	2010
OPERATIONS:
Net investment income (loss)	$307	$399	$6,827	$7,253	$3,580	$4,921	$824	$1,407
Net realized gains (losses)	3,225	(165)	2,049	(3,537)	11,123	(25,129)	11,325	(3,700)
Net change in unrealized appreciation (depreciation)	(1,091)	10,374	50,548	95,109	16,158	135,131	7,092	69,248
Net Increase in Net Assets Resulting from Operations	2,441	10,608	59,424	98,825	30,861	114,923	19,241	66,955
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital sharetransactions	(12,831)	(12,220)	28,836	(3,270)	(14,416)	(28,082)	(24,637)	(41,358)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(12,831)	(12,220)	28,836	(3,270)	(14,416)	(28,082)	(24,637)	(41,358)
DISTRIBUTIONS PAID:
From net investment income	(314)	(396)	(6,939)	(5,970)	(4,643)	(7,000)	(876)	(1,404)
From net realized gains	–	–	–	–	–	–	–	–
Total Distributions Paid	(314)	(396)	(6,939)	(5,970)	(4,643)	(7,000)	(876)	(1,404)
Total Increase (Decrease) in Net Assets	(10,704)	(2,008)	81,321	89,585	11,802	79,841	(6,272)	24,193
NET ASSETS:
Beginning of year	25,053	27,061	304,288	214,703	318,748	238,907	162,570	138,377
End of year	$14,349	$25,053	$385,609	$304,288	$330,550	$318,748	$156,298	$162,570
Accumulated Undistributed Net Investment Income (Loss)	$–	$8	$(2,515)	$(2,109)	$384	$857	$(7)	$19

(1)	Formerly known as the International Growth Equity Fund.
(2)	Formerly known as the Growth Equity Fund.
(3)	Formerly known as the Select Equity Fund.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS MARCH 31, 2011

LARGE CAP GROWTH FUND(3)		LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

$16	$228	$2,663	$4,189	$160	$(258)	$10,581	$10,254	$(439)	$(422)
19,619	7,879	15,232	(23,488)	2,534	12,582	39,442	(37,739)	29,832	(542)
(4,119)	20,059	85	121,840	18,085	3,747	271,026	567,926	(8,095)	27,161
15,516	28,166	17,980	102,541	20,779	16,071	321,049	540,441	21,298	26,197

(8,666)	(15,679)	(50,410)	(90,749)	120,822	(6,276)	(41,161)	29,276	(7,501)	(7,863)

(8,666)	(15,679)	(50,410)	(90,749)	120,822	(6,276)	(41,161)	29,276	(7,501)	(7,863)

(70)	(300)	(3,451)	(4,600)	–	–	(11,401)	(10,900)	–	–
–	–	–	–	–	–	–	–	–	–
(70)	(300)	(3,451)	(4,600)	–	–	(11,401)	(10,900)	–	–
6,780	12,187	(35,881)	7,192	141,601	9,795	268,487	558,817	13,797	18,334

82,726	70,539	227,104	219,912	39,001	29,206	1,464,482	905,665	81,054	62,720
$89,506	$82,726	$191,223	$227,104	$180,602	$39,001	$1,732,969	$1,464,482	$94,851	$81,054
$(4)	$(3)	$481	$1,269	$147	$(4)	$640	$1,833	$(4)	$(3)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ENHANCED LARGE CAP FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$8.38		$5.66	$9.41	$11.25	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.12	0.16	0.18	0.14
Net realized and unrealized gains (losses)	1.06		2.72	(3.75)	(1.24)	1.13
Total from Investment Operations	1.18		2.84	(3.59)	(1.06)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)		(0.12)	(0.16)	(0.17)	(0.14)
From net realized gains	–		–	–	(0.61)	(0.10)
Total Distributions Paid	(0.13)		(0.12)	(0.16)	(0.78)	(0.24)
Net Asset Value, End of Year	$9.43		$8.38	$5.66	$9.41	$11.25
Total Return(1)	14.21%		50.46%	(38.50)%	(10.04)%	12.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$14,349		$25,053	$27,061	$68,899	$138,291
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.59	%(2)	0.60%	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	1.26%		1.21%	0.94%	0.68%	0.78%
Net investment income, net of reimbursements and credits	1.48	%(2)	1.61%	1.90%	1.47%	1.49%
Net investment income, before reimbursements and credits	0.81%		1.00%	1.56%	1.39%	1.31%
Portfolio Turnover Rate	100.72%		117.73%	100.07%	191.20%	100.03%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITYFUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.14		$7.73	$11.60	$13.26	$12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.26	0.25	0.32	0.36
Net realized and unrealized gains (losses)	1.86		3.37	(3.72)	(0.90)	1.67
Total from Investment Operations	2.12		3.63	(3.47)	(0.58)	2.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.22)	(0.40)	(0.37)	(0.39)
From net realized gains	–		–	–	(0.71)	(0.44)
Total Distributions Paid	(0.25)		(0.22)	(0.40)	(1.08)	(0.83)
Net Asset Value, End of Year	$13.01		$11.14	$7.73	$11.60	$13.26
Total Return(1)	19.54%		47.21%	(30.37)%	(4.86)%	17.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$385,609		$304,288	$214,703	$409,062	$453,198
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(2)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.23%		1.23%	1.28%	1.28%	1.23%
Net investment income, net of reimbursements and credits	2.17	%(2)	2.71%	2.66%	2.45%	2.81%
Net investment income, before reimbursements and credits	1.93%		2.48%	2.38%	2.17%	2.58%
Portfolio Turnover Rate	18.67%		26.94%	20.93%	50.08%	32.85%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND(1)
Selected per share data	2011		2010	2009		2008	2007
Net Asset Value, Beginning of Year	$7.92		$5.31	$10.70		$13.61	$12.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.13	0.32		0.16	0.16
Net realized and unrealized gains (losses)	0.75		2.66	(4.87)		(0.04)	2.25
Total from Investment Operations	0.85		2.79	(4.55)		0.12	2.41
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.12)		(0.18)	(0.31)		(0.19)	(0.23)
From net realized gains	–		–	(0.53)		(2.84)	(1.19)
Total Distributions Paid	(0.12)		(0.18)	(0.84)		(3.03)	(1.42)
Net Asset Value, End of Year	$8.65		$7.92	$5.31		$10.70	$13.61
Total Return(3)	10.86%		52.58%	(43.23)%		(0.69)%	19.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$330,550		$318,748	$238,907		$924,185	$1,201,357
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(4)	1.25%	1.26	%(5)	1.25%	1.26	%(5)
Expenses, before reimbursements and credits	1.40%		1.40%	1.40%		1.39%	1.40%
Net investment income, net of reimbursements and credits	1.18	%(4)	1.69%	2.27%		1.09%	1.14%
Net investment income, before reimbursements and credits	1.03%		1.54%	2.13%		0.95%	1.00%
Portfolio Turnover Rate	40.87%		44.44%	75.96%		74.69%	69.99%

(1)	Formerly known as the International Growth Equity Fund.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(5)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND(1)
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.63		$8.28	$13.17	$16.22	$16.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.10	0.15	0.12	0.12
Net realized and unrealized gains (losses)	1.73		4.35	(4.89)	(1.10)	1.16
Total from Investment Operations	1.80		4.45	(4.74)	(0.98)	1.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.10)	(0.15)	(0.12)	(0.13)
From net realized gains	–		–	–	(1.95)	(1.17)
Total Distributions Paid	(0.08)		(0.10)	(0.15)	(2.07)	(1.30)
Net Asset Value, End of Year	$14.35		$12.63	$8.28	$13.17	$16.22
Total Return(2)	14.30%		53.90%	(36.17)%	(7.12)%	7.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$156,298		$162,570	$138,377	$328,003	$577,212
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(3)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.25%		1.23%	1.20%	1.16%	1.17%
Net investment income, net of reimbursements and credits	0.55	%(3)	0.89%	1.29%	0.70%	0.67%
Net investment income, before reimbursements and credits	0.30%		0.66%	1.09%	0.54%	0.50%
Portfolio Turnover Rate	47.83%		67.21%	92.02%	72.00%	88.79%

(1)	Effective July 31, 2010, the Fund changed its name from the Growth Equity Fund to the Large Cap Equity Fund and changed its investment strategy from investing, under normal cicumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP GROWTH FUND(1)
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$19.16		$13.41	$21.48	$20.91	$20.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	–	(2)	0.05	0.08	0.08	0.08
Net realized and unrealized gains (losses)	4.04		5.77	(8.06)	0.58	0.73
Total from Investment Operations	4.04		5.82	(7.98)	0.66	0.81
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.07)	(0.09)	(0.09)	(0.07)
Total Distributions Paid	(0.02)		(0.07)	(0.09)	(0.09)	(0.07)
Net Asset Value, End of Year	$23.18		$19.16	$13.41	$21.48	$20.91
Total Return(3)	21.08%		43.39%	(37.19)%	3.05%	4.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$89,506		$82,726	$70,539	$148,731	$178,752
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(4)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.33%		1.34%	1.30%	1.25%	1.25%
Net investment income, net of reimbursements and credits	0.02	%(4)	0.29%	0.39%	0.30%	0.35%
Net investment income (loss), before reimbursements and credits	(0.32)%		(0.05)%	0.09%	0.05%	0.10%
Portfolio Turnover Rate	147.29%		154.48%	246.80%	157.49%	148.99%

(1)	Effective July 31, 2010, the Fund changed its name from the Select Equity Fund to the Large Cap Growth Fund and changed its investment strategy from investing, under normal circumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies.
(2)	Amount was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$9.37		$6.21	$10.23	$13.70	$13.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.18	0.30	0.31	0.27
Net realized and unrealized gains (losses)	0.86		3.16	(4.07)	(1.93)	1.59
Total from Investment Operations	1.01		3.34	(3.77)	(1.62)	1.86
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.18)	(0.25)	(0.40)	(0.26)
From net realized gains	–		–	–	(1.45)	(1.26)
Total Distributions Paid	(0.18)		(0.18)	(0.25)	(1.85)	(1.52)
Net Asset Value, End of Year	$10.20		$9.37	$6.21	$10.23	$13.70
Total Return(1)	10.86%		53.94%	(37.16)%	(13.12)%	14.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$191,223		$227,104	$219,912	$573,885	$1,171,644
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.10	%(2)	1.10%	1.10%	1.10%	1.10%
Expenses, before reimbursements and credits	1.23%		1.21%	1.21%	1.17%	1.18%
Net investment income, net of reimbursements and credits	1.36	%(2)	1.76%	2.95%	2.09%	1.83%
Net investment income, before reimbursements and credits	1.23%		1.65%	2.84%	2.02%	1.75%
Portfolio Turnover Rate	65.38%		30.54%	61.00%	68.10%	41.13%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Year	$12.38		$7.81		$12.56	$13.77	$12.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		(0.08)		(0.07)	(0.09)	(0.12)
Net realized and unrealized gains (losses)	3.41		4.65		(4.68)	(1.12)	0.96
Total from Investment Operations	3.42		4.57		(4.75)	(1.21)	0.84
Net Asset Value, End of Year	$15.80		$12.38		$7.81	$12.56	$13.77
Total Return(1)	27.73%		58.39%		(37.77)%	(8.86)%	6.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$180,602		$39,001		$29,206	$47,299	$52,099
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.98	%(2)	1.22	%(3)	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.39%		1.86%		1.71%	1.57%	1.53%
Net investment income (loss), net of reimbursements and credits	0.22	%(2)	(0.71)%		(0.67)%	(0.67)%	(0.80)%
Net investment loss, before reimbursements and credits	(0.19)%		(1.35)%		(1.13)%	(0.99)%	(1.08)%
Portfolio Turnover Rate	13.90%		224.05%		299.24%	244.58%	140.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25% to 1.00%.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED, MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.33		$8.49	$13.30	$16.62	$17.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.09	0.12	0.13	0.09
Net realized and unrealized gains (losses)	2.87		4.85	(4.81)	(2.20)	0.91
Total from Investment Operations	2.97		4.94	(4.69)	(2.07)	1.00
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.10)	(0.12)	(0.14)	(0.12)
From net realized gains	–		–	–	(1.11)	(1.85)
Total Distributions Paid	(0.10)		(0.10)	(0.12)	(1.25)	(1.97)
Net Asset Value, End of Year	$16.20		$13.33	$8.49	$13.30	$16.62
Total Return(1)	22.37%		58.27%	(35.51)%	(12.63)%	5.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,732,969		$1,464,482	$905,665	$961,828	$951,307
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(2)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.36%		1.38%	1.38%	1.32%	1.24%
Net investment income, net of reimbursements and credits	0.70	%(2)	0.82%	1.20%	0.85%	0.68%
Net investment income, before reimbursements and credits	0.33%		0.44%	0.82%	0.53%	0.44%
Portfolio Turnover Rate	17.94%		33.26%	36.95%	47.25%	41.07%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $111,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.14		$8.48	$11.98	$12.38	$12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)		(0.06)	(0.04)	(0.09)	(0.10)
Net realized and unrealized gains (losses)	3.55		3.72	(3.46)	(0.31)	0.26
Total from Investment Operations	3.48		3.66	(3.50)	(0.40)	0.16
Net Asset Value, End of Year	$15.62		$12.14	$8.48	$11.98	$12.38
Total Return(1)	28.67%		43.16%	(29.22)%	(3.23)%	1.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$94,851		$81,054	$62,720	$110,286	$146,537
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(2)	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.48%		1.49%	1.49%	1.41%	1.38%
Net investment loss, net of reimbursements and credits	(0.53	)%(2)	(0.56)%	(0.34)%	(0.60)%	(0.68)%
Net investment loss, before reimbursements and credits	(0.76)%		(0.80)%	(0.58)%	(0.76)%	(0.81)%
Portfolio Turnover Rate	114.90%		47.81%	140.14%	133.45%	84.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1%

Advertising – 1.0%

Interpublic Group of (The) Cos., Inc.	5,307	$67
Omnicom Group, Inc.	1,574	77
		144

Aerospace/Defense – 2.5%

General Dynamics Corp.	1,499	115

Lockheed Martin Corp.	1,090	88

Northrop Grumman Corp.	1,122	70

Raytheon Co.	912	47

Rockwell Collins, Inc.	265	17
United Technologies Corp.	192	16
		353

Agriculture – 2.7%

Altria Group, Inc.	4,652	121

Archer-Daniels-Midland Co.	2,174	78
Philip Morris International, Inc.	2,754	181
		380

Apparel – 0.8%

Coach, Inc.	296	16

NIKE, Inc., Class B	190	14

Polo Ralph Lauren Corp.	148	18
VF Corp.	744	73
		121

Auto Manufacturers – 0.8%
Ford Motor Co. *	7,183	107

Banks – 8.2%

Bank of America Corp.	9,344	124

Capital One Financial Corp.	1,764	92

Citigroup, Inc. *	32,787	145

Fifth Third Bancorp	4,307	60

Goldman Sachs Group (The), Inc.	919	145

JPMorgan Chase & Co.	5,432	250

Morgan Stanley	3,001	82

PNC Financial Services Group, Inc.	1,523	96

SunTrust Banks, Inc.	2,111	61
Wells Fargo & Co.	3,838	122
		1,177

Beverages – 1.8%

Brown-Forman Corp., Class B	246	17

Coca-Cola (The) Co.	2,320	154

Hansen Natural Corp. *	300	18
PepsiCo, Inc.	1,103	71
		260

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Biotechnology – 1.2%

Biogen Idec, Inc. *	1,146	$84
Gilead Sciences, Inc. *	1,925	82
		166

Chemicals – 1.7%

E.I. du Pont de Nemours & Co.	1,391	76

Eastman Chemical Co.	700	70

PPG Industries, Inc.	898	86
Sigma-Aldrich Corp.	257	16
		248

Commercial Services – 1.7%

Apollo Group, Inc., Class A *	1,325	55

Automatic Data Processing, Inc.	784	40

DeVry, Inc.	372	21

Mastercard, Inc., Class A	69	17

Strayer Education, Inc.	135	18

VistaPrint N.V. *	340	18
Western Union (The) Co.	3,560	74
		243

Computers – 7.1%

Accenture PLC, Class A	332	18

Apple, Inc. *	1,018	355

Cognizant Technology Solutions Corp., Class A *	211	17

Dell, Inc. *	6,053	88

Hewlett-Packard Co.	4,144	170

International Business Machines Corp.	1,676	274

Lexmark International, Inc., Class A *	1,653	61

MICROS Systems, Inc. *	349	17
Western Digital Corp. *	485	18
		1,018

Cosmetics/Personal Care – 0.9%
Procter & Gamble (The) Co.	2,159	133

Distribution/Wholesale – 1.3%

Fossil, Inc. *	223	21

Genuine Parts Co.	1,350	72
W.W. Grainger, Inc.	644	89
		182

Diversified Financial Services – 0.4%

Legg Mason, Inc.	870	31
SLM Corp. *	2,013	31
		62

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Electric – 2.6%

AES (The) Corp. *	1,343	$17

Ameren Corp.	2,491	70

DPL, Inc.	618	17

DTE Energy Co.	999	49

Edison International	849	31

Exelon Corp.	173	7

FirstEnergy Corp.	2,124	79

Integrys Energy Group, Inc.	1,144	58
NRG Energy, Inc. *	1,924	41
		369

Electrical Components & Equipment – 0.7%
Emerson Electric Co.	1,828	107

Electronics – 0.8%

Amphenol Corp., Class A	325	18

Dolby Laboratories, Inc., Class A *	238	12

FLIR Systems, Inc.	552	19
Mettler-Toledo International, Inc. *	344	59
		108

Engineering & Construction – 0.2%

Fluor Corp.	231	17
Jacobs Engineering Group, Inc. *	337	17
		34

Entertainment – 0.1%
Bally Technologies, Inc. *	372	14

Food – 1.7%

Campbell Soup Co.	1,127	37

Flowers Foods, Inc.	609	17

Hormel Foods Corp.	302	8

Kroger (The) Co.	2,403	58

Safeway, Inc.	2,023	48
Tyson Foods, Inc., Class A	3,871	74
		242

Forest Products & Paper – 0.3%
International Paper Co.	1,246	38

Healthcare – Products – 3.8%

Alcon, Inc.	97	16

Baxter International, Inc.	234	13

Becton, Dickinson and Co.	192	15

C.R. Bard, Inc.	701	70

DENTSPLY International, Inc.	474	17

Edwards Lifesciences Corp. *	584	51

IDEXX Laboratories, Inc. *	233	18

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Healthcare – Products – 3.8% – continued

Intuitive Surgical, Inc. *	59	$20

Johnson & Johnson	2,582	153

Medtronic, Inc.	2,545	100

Patterson Cos., Inc.	512	16

Stryker Corp.	288	17

Techne Corp.	252	18
Varian Medical Systems, Inc. *	320	22
		546

Healthcare – Services – 1.8%

Aetna, Inc.	226	9

Covance, Inc. *	315	17

Humana, Inc. *	1,436	100

Mednax, Inc. *	228	15
UnitedHealth Group, Inc.	2,548	115
		256

Household Products/Wares – 1.2%

Avery Dennison Corp.	1,605	68

Church & Dwight Co., Inc.	230	18
Kimberly-Clark Corp.	1,380	90
		176

Insurance – 3.7%

ACE Ltd.	1,344	87

Allied World Assurance Co. Holdings Ltd.	273	17

American International Group, Inc. *	1,822	64

Assurant, Inc.	1,711	66

Berkshire Hathaway, Inc., Class B *	1,048	88

Hartford Financial Services Group, Inc.	2,309	62

Loews Corp.	487	21

Torchmark Corp.	1,097	73
Travelers (The) Cos., Inc.	804	48
		526

Internet – 1.5%

Amazon.com, Inc. *	95	17

Google, Inc., Class A *	259	152
priceline.com, Inc. *	100	51
		220

Iron/Steel – 0.5%
Cliffs Natural Resources, Inc.	771	76

Machinery – Construction & Mining – 0.0%
Caterpillar, Inc.	47	5

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Machinery – Diversified – 0.1%
Flowserve Corp.	134	$17

Media – 2.0%

Comcast Corp., Class A	233	6

FactSet Research Systems, Inc.	168	18

Gannett Co., Inc.	4,294	65

McGraw-Hill (The) Cos., Inc.	2,034	80

News Corp., Class A	1,981	35

Walt Disney (The) Co.	441	19
Washington Post (The) Co., Class B	151	66
		289

Metal Fabrication/Hardware – 0.1%
Precision Castparts Corp.	112	16

Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	1,640	91

Miscellaneous Manufacturing – 4.6%

3M Co.	1,435	134

Dover Corp.	1,147	75

General Electric Co.	8,019	161

Honeywell International, Inc.	1,927	115

Illinois Tool Works, Inc.	1,681	90
Parker Hannifin Corp.	883	84
		659

Office/Business Equipment – 0.1%
Pitney Bowes, Inc.	648	17

Oil & Gas – 10.8%

Atwood Oceanics, Inc. *	444	21

Chevron Corp.	2,691	289

ConocoPhillips	2,307	184

Diamond Offshore Drilling, Inc.	222	17

Exxon Mobil Corp.	5,970	502

Helmerich & Payne, Inc.	1,087	75

Hess Corp.	987	84

Marathon Oil Corp.	1,948	104

Murphy Oil Corp.	1,045	77

Occidental Petroleum Corp.	1,001	104

Tesoro Corp. *	575	15
Valero Energy Corp.	2,770	83
		1,555

Oil & Gas Services – 1.4%

Cameron International Corp. *	319	18

National Oilwell Varco, Inc.	1,210	96

Oceaneering International, Inc. *	219	20

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Oil & Gas Services – 1.4% – continued
Schlumberger Ltd.	733	$68
		202

Packaging & Containers – 0.4%
Sealed Air Corp.	2,319	62

Pharmaceuticals – 4.7%

Abbott Laboratories	2,573	126

AmerisourceBergen Corp.	275	11

Bristol-Myers Squibb Co.	4,143	109

Cardinal Health, Inc.	1,901	78

Eli Lilly & Co.	2,861	101

Endo Pharmaceuticals Holdings, Inc. *	471	18

Forest Laboratories, Inc. *	2,214	72

Merck & Co., Inc.	1,759	58
Pfizer, Inc.	5,052	102
		675

Pipelines – 0.3%
Oneok, Inc.	713	48

Real Estate Investment Trusts – 1.5%

HCP, Inc.	2,071	79

Host Hotels & Resorts, Inc.	3,466	61
Kimco Realty Corp.	3,792	69
		209

Retail – 7.3%

Advance Auto Parts, Inc.	261	17

Aeropostale, Inc. *	632	15

AutoZone, Inc. *	142	39

Bed Bath & Beyond, Inc. *	1,279	62

Best Buy Co., Inc.	1,663	48

Big Lots, Inc. *	514	22

Copart, Inc. *	447	19

Dollar Tree, Inc. *	306	17

Family Dollar Stores, Inc.	535	27

Gap (The), Inc.	3,384	77

Guess?, Inc.	369	15

Limited Brands, Inc.	2,211	73

McDonald’s Corp.	1,431	109

Panera Bread Co., Class A *	158	20

Ross Stores, Inc.	260	19

Target Corp.	1,945	97

TJX Cos., Inc.	1,043	52

Tractor Supply Co.	333	20

Urban Outfitters, Inc. *	445	13

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Retail – 7.3% – continued

Walgreen Co.	2,827	$113
Wal-Mart Stores, Inc.	3,211	167
		1,041

Semiconductors – 2.9%

Analog Devices, Inc.	1,905	75

Applied Materials, Inc.	5,126	80

Intel Corp.	8,712	176

Novellus Systems, Inc. *	228	8

Texas Instruments, Inc.	1,672	58
Xilinx, Inc.	528	17
		414

Shipbuilding – 0.1%
Huntington Ingalls Industries, Inc. *	187	8

Software – 4.2%

BMC Software, Inc. *	1,782	89

CA, Inc.	196	5

Informatica Corp. *	349	18

Intuit, Inc. *	337	18

Microsoft Corp.	10,818	274
Oracle Corp.	5,968	199
		603

Telecommunications – 3.9%

AT&T, Inc.	8,072	247

Cisco Systems, Inc.	7,864	135

QUALCOMM, Inc.	604	33
Verizon Communications, Inc.	3,812	147
		562

Transportation – 1.1%

C.H. Robinson Worldwide, Inc.	200	15

CSX Corp.	29	2

Kirby Corp. *	357	20

Norfolk Southern Corp.	123	9
United Parcel Service, Inc., Class B	1,538	114
		160
Total Common Stocks
(Cost $11,795)		13,939

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	379,731	$380
Total Investment Companies
(Cost $380)		380

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT – TERM INVESTMENTS – 0.4%

U.S. Treasury Bill,
0.16%, 5/5/11 (3)	$55	$55
Total Short-Term Investments
(Cost $55)		55

Total Investments – 100.2%
(Cost $12,230)		143,74
Liabilities less Other Assets – (0.2)%		(25)
NET ASSETS – 100.0%		$14,349

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is theinvestment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $790,000 with net sales of approximately $410,000 during the fiscal yearended March 31, 2011.
(3)	Security pledged as collateral to cover margin requirements for open futurescontracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Enhanced Large Cap Fund had open futures contracts asfollows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
E-mini S&P 500	6	$396	Long	6/11	$5

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the Enhanced Large Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.8%
Consumer Staples	10.1
Energy	12.6
Financials	14.2
Health Care	12.2
Industrials	11.1
Information Technology	18.5
Materials	3.7
Telecommunication Services	2.8
Utilities	3.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 -Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 -Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 -Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Enhanced Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$13,939	(1)	$–	$–	$13,939
Investment Companies	380		–	–	380
Short-Term Investments	–		55	–	55
Total Investments	$14,319		$55	$–	$14,374

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$5		$–	$–	$5

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 55.5%

Auto Parts & Equipment – 0.6%
Magna International, Inc.	49,600	$2,376

Banks – 2.6%

Banco Santander S.A. ADR	252,218	2,956

JPMorgan Chase & Co.	79,550	3,667
Morgan Stanley	122,500	3,347
		9,970

Beverages – 1.1%
Coca-Cola (The) Co.	65,000	4,313

Chemicals – 1.6%
Dow Chemical (The) Co.	163,600	6,176

Commercial Services – 2.1%
Weight Watchers International, Inc.	114,000	7,991

Computers – 2.9%

Accenture PLC, Class A	116,800	6,420

Computer Sciences Corp.	79,800	3,889
Hewlett-Packard Co.	25,000	1,024
		11,333

Cosmetics/Personal Care – 0.7%
Procter & Gamble (The) Co.	45,000	2,772

Electrical Components & Equipment – 0.8%
Emerson Electric Co.	55,000	3,214

Food – 3.1%

B&G Foods, Inc.	245,000	4,599

Kellogg Co.	55,000	2,969
Kraft Foods, Inc., Class A	144,500	4,531
		12,099

Forest Products & Paper – 1.9%
Rayonier, Inc.	120,000	7,477

Healthcare – Products – 1.3%
Johnson & Johnson	85,000	5,036

Healthcare – Services – 1.2%
UnitedHealth Group, Inc.	100,000	4,520

Household Products/Wares – 1.1%
Kimberly-Clark Corp.	62,600	4,086

Insurance – 2.7%

Chubb Corp.	88,000	5,395
Travelers (The) Cos., Inc.	85,000	5,056
		10,451

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 55.5% – continued

Media – 2.9%

Comcast Corp., Class A	200,000	$4,944
Walt Disney (The) Co.	145,000	6,248
		11,192

Mining – 1.0%
Southern Copper Corp.	95,000	3,826

Miscellaneous Manufacturing – 4.5%

3M Co.	69,000	6,452

Eaton Corp.	120,000	6,653
General Electric Co.	205,000	4,110
		17,215

Office/Business Equipment – 1.3%
Xerox Corp.	455,000	4,846

Oil & Gas – 7.8%

Cenovus Energy, Inc.	100,000	3,938

ConocoPhillips	65,000	5,191

Devon Energy Corp.	50,000	4,589

Encana Corp.	100,000	3,453

Marathon Oil Corp.	124,000	6,610
Occidental Petroleum Corp.	60,000	6,269
		30,050

Pharmaceuticals – 6.2%

Abbott Laboratories	60,000	2,943

Bristol-Myers Squibb Co.	75,000	1,982

GlaxoSmithKline PLC ADR	127,000	4,878

Merck & Co., Inc.	151,366	4,997

Mylan, Inc. *	165,242	3,746
Pfizer, Inc.	255,000	5,179
		23,725

Real Estate Investment Trusts – 1.1%
Healthcare Realty Trust, Inc.	185,000	4,200

Retail – 1.4%
Home Depot (The), Inc.	150,000	5,559

Savings & Loans – 1.6%
New York Community Bancorp, Inc.	365,000	6,300

Software – 0.8%

Activision Blizzard, Inc.	202,200	2,218
Microsoft Corp.	35,000	888
		3,106

Telecommunications – 2.8%

Cisco Systems, Inc.	82,000	1,406

Nokia OYJ ADR	415,000	3,532

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 55.5% – continued

Telecommunications – 2.8% – continued
Verizon Communications, Inc.	150,000	$5,781
		10,719

Toys, Games & Hobbies – 0.4%
Mattel, Inc.	65,000	1,620
Total Common Stocks
(Cost $169,314)		214,172

CONVERTIBLE PREFERRED STOCKS – 6.0%

Auto Manufacturers – 0.4%
General Motors Co., 4.75%	35,000	1,687

Electric – 2.4%

Great Plains Energy, Inc., 12.00%	95,000	6,132
NextEra Energy, Inc., 8.38%	60,000	3,097
		9,229

Insurance – 2.2%

Hartford Financial Services Group, Inc., 7.25%	199,097	5,192
XL Group PLC, 10.75%	101,250	3,406
		8,598

Oil & Gas – 0.2%
Apache Corp., 6.00%	8,502	602

Pharmaceuticals – 0.8%
Omnicare Capital Trust II, 4.00%	66,900	3,011
Total Convertible Preferred Stocks
(Cost $21,453)		23,127

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2%

Aerospace/Defense – 0.9%

Alliant Techsystems, Inc.,

3.00%, 8/15/24	$3,000	$3,338

Beverages – 0.9%

Molson Coors Brewing Co.,

2.50%, 7/30/13	3,000	3,476

Biotechnology – 0.5%

Charles River Laboratories International, Inc.,

2.25%, 6/15/13	2,000	2,110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2% – continued

Building Materials – 0.8%

Cemex S.A.B. de C.V.,

4.88%, 3/15/15	$3,170	$3,233

Commercial Services – 2.5%

United Rentals, Inc.,

4.00%, 11/15/15	3,100	9,591

Computers – 3.3%

CACI International, Inc.,

2.13%, 5/1/14	6,000	7,553

SanDisk Corp.,

1.50%, 8/15/17	4,682	5,314
		12,867

Electrical Components & Equipment – 1.7%

General Cable Corp.,

0.88%, 11/15/13	2,000	2,188

4.50%, 11/15/29	3,000	4,222
		6,410

Food – 1.9%

Tyson Foods, Inc.,

3.25%, 10/15/13	5,750	7,497

Healthcare - Services – 3.6%

AMERIGROUP Corp.,

2.00%, 5/15/12	3,000	4,567

LifePoint Hospitals, Inc.,

3.50%, 5/15/14	5,000	5,325

Molina Healthcare, Inc.,

3.75%, 10/1/14	3,400	3,825
		13,717

Home Builders – 1.2%

D.R. Horton, Inc.,

2.00%, 5/15/14	4,125	4,697

Insurance – 3.4%

American Equity Investment Life Holding Co.,

5.25%, 12/6/24	6,000	6,607

Old Republic International Corp.,

8.00%, 5/15/12	5,500	6,600
		13,207

Iron/Steel – 1.1%

ArcelorMittal,

5.00%, 5/15/14	2,965	4,299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2% – continued

Mining – 1.9%

Kaiser Aluminum Corp.,

4.50%, 4/1/15 (1)(2)	$427	$525

Newmont Mining Corp.,

1.63%, 7/15/17	5,000	6,763
		7,288

Oil & Gas – 1.3%

Transocean, Inc.,

1.50%, 12/15/37	5,000	4,969

Retail – 1.9%

Regis Corp.,

5.00%, 7/15/14	5,200	6,961

Sonic Automotive, Inc.,

5.00%, 10/1/29	200	260
		7,221

Semiconductors – 1.6%

Intel Corp.,

2.95%, 12/15/35	6,000	6,172

Telecommunications – 3.7%

Alaska Communications Systems Group, Inc.,

5.75%, 3/1/13	5,500	5,830

Comtech Telecommunications Corp.,

3.00%, 5/1/29	3,875	4,050

InterDigital, Inc.,

2.50%, 3/15/16 (2)	215	233

NII Holdings, Inc.,

3.13%, 6/15/12	4,000	4,005
		14,118
Total Convertible Bonds
(Cost $105,079)		124,210

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 5.3%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	20,298,971	$20,299
Total Investment Companies
(Cost $20,299)		20,299

Total Investments – 99.0%
(Cost $316,145)		381,808
Other Assets less Liabilities – 1.0%		3,801
NET ASSETS – 100.0%		$385,609

(1)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounts to approximately $525,000 or 0.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)
Kaiser Aluminum Corp.,
4.50%, 4/1/15	3/24/10	$427

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $7,574,000 with net purchases of approximately $12,725,000 during the fiscal year ended March 31, 2011.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the Income Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.7%
Consumer Staples	9.5
Energy	9.9
Financials	16.6
Health Care	14.4
Industrials	11.0
Information Technology	13.2
Materials	6.9
Telecommunication Services	4.3
Utilities	2.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 -Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 -Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 -Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Income Equity Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$214,172	(1)	$–		$–	$214,172
Convertible Preferred Stocks
Auto Manufacturers	1,687		–		–	1,687
Electric	9,229		–		–	9,229
Insurance	8,598		–		–	8,598
Oil & Gas	602		–		–	602
Pharmaceuticals	–		3,011		–	3,011
Convertible Bonds	–		124,210	(1)	–	124,210
Investment Companies	20,299		–		–	20,299
Total Investments	$254,587		$127,221		$–	$381,808

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND (A)

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2%

Australia – 3.5%

Alumina Ltd.	1,706,670	$4,347

Alumina Ltd. ADR	46,391	474

Computershare Ltd.	187,008	1,791
MacArthur Coal Ltd.	414,668	4,971
		11,583

Belgium – 1.9%
Anheuser-Busch InBev N.V.	108,673	6,199

Brazil – 3.1%

Petroleo Brasileiro S.A. ADR	95,371	3,856
Vale S.A. ADR	197,069	6,572
		10,428

Canada – 3.4%

Bombardier, Inc., Class B	753,326	5,540

Talisman Energy, Inc.	99,406	2,458
Trican Well Service Ltd.	142,899	3,226
		11,224

China – 3.8%

AsiaInfo-Linkage, Inc. *	112,165	2,428

Bank of China Ltd., Class H	7,367,595	4,095
China Yurun Food Group Ltd.	1,767,125	5,951
		12,474

Denmark – 0.8%
Christian Hansen Holding A/S	124,774	2,833

Finland – 1.8%
UPM-Kymmene OYJ *	284,712	6,021

France – 5.6%

BNP Paribas	72,539	5,308

Societe Generale	99,879	6,494

Total S.A.	69,643	4,240
Veolia Environnement S.A.	80,883	2,515
		18,557

Germany – 6.5%

Allianz S.E. (Registered)	34,096	4,784

Deutsche Bank A.G. (Registered)	68,052	4,001

E.ON A.G.	39,341	1,202

GEA Group A.G.	127,833	4,209

Linde A.G.	26,997	4,264
Siemens A.G. (Registered)	21,387	2,930
		21,390

Hong Kong – 2.3%

AIA Group Ltd.*	551,000	1,699

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Hong Kong – 2.3% – continued

Esprit Holdings Ltd.	348,193	$1,591
Huabao International Holdings Ltd.	2,798,956	4,308
		7,598

India – 0.9%
Sterlite Industries India Ltd. ADR	186,653	2,882

Ireland – 2.0%

WPP PLC	335,469	4,136
XL Group PLC	98,246	2,417
		6,553

Italy – 0.8%
Enel S.p.A.	437,847	2,760

Japan – 17.9%

Canon, Inc.	114,779	4,995

Chiyoda Corp.	361,300	3,310

East Japan Railway Co.	35,600	1,956

Kansai Electric Power (The) Co., Inc.	122,200	2,645

Kawasaki Heavy Industries Ltd.	935,100	4,114

Kinden Corp.	231,300	2,105

Kubota Corp.	336,500	3,140

Mitsubishi UFJ Financial Group, Inc.	1,266,448	5,847

Mitsui & Co. Ltd.	251,600	4,510

NGK Insulators Ltd.	134,600	2,406

NGK Spark Plug Co. Ltd.	182,600	2,494

Nomura Holdings, Inc.	300,000	1,569

NTT DoCoMo, Inc.	2,244	3,905

Shimano, Inc.	71,248	3,559

Shin-Etsu Chemical Co. Ltd.	48,700	2,421

Sony Corp.	95,500	3,029

Sumitomo Metal Mining Co. Ltd.	148,500	2,555
Tokio Marine Holdings, Inc.	168,000	4,492
		59,052

Netherlands – 2.8%

QIAGEN N.V. *	121,468	2,425

Royal Dutch Shell PLC, Class A	4,616	85
Royal Dutch Shell PLC, Class B	184,672	6,785
		9,295

Norway – 1.5%

Marine Harvest ASA	2,576,796	3,198
TGS Nopec Geophysical Co. ASA	63,297	1,697
		4,895

See Notes to the Financial Statements.

(A)	Formerly known as the International Growth Equity Fund

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Portugal – 1.0%
Jeronimo Martins SGPS S.A.	207,996	$3,345

Singapore – 1.3%
DBS Group Holdings Ltd.	370,294	4,306

South Korea – 1.9%
Hyundai Motor Co.	33,257	6,173

Spain – 3.0%

Banco Santander S.A.	305,602	3,562

Iberdrola S.A.	281,712	2,450
Telefonica S.A.	151,976	3,805
		9,817

Sweden – 1.4%
Telefonaktiebolaget LM Ericsson, Class B	355,497	4,571

Switzerland – 8.0%

ABB Ltd. (Registered) *	76,700	1,846

Credit Suisse Group A.G. (Registered)	113,433	4,820

Givaudan S.A. (Registered) *	3,021	3,042

Novartis A.G. (Registered)	125,141	6,785

Roche Holding A.G. (Genusschein)	50,046	7,149
Syngenta A.G. (Registered)	8,296	2,697
		26,339

Taiwan – 0.7%
Hon Hai Precision Industry Co. Ltd.	704,160	2,468

United Kingdom – 17.5%

Autonomy Corp. PLC *	145,118	3,704

BAE Systems PLC	403,863	2,107

Barclays PLC	722,580	3,242

BP PLC	309,679	2,255

Compass Group PLC	500,473	4,504

GlaxoSmithKline PLC	213,857	4,081

National Grid PLC	347,653	3,321

Pearson PLC	270,628	4,794

Prudential PLC	600,336	6,807

Reckitt Benckiser Group PLC	81,420	4,182

Rolls-Royce Group PLC *	157,157	1,561

Standard Chartered PLC	220,262	5,713

Vodafone Group PLC	2,448,374	6,932
Weir Group (The) PLC	163,643	4,544
		57,747

United States – 3.8%

Mead Johnson Nutrition Co.	50,481	2,924

NII Holdings, Inc. *	57,759	2,407

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 3.8% – continued

Schlumberger Ltd.	44,587	$4,158
Virgin Media, Inc.	116,063	3,226
		12,715
Total Common Stocks (1)
(Cost $269,369)		321,225

PREFERRED STOCKS – 1.2%

Germany – 1.2%
Volkswagen A.G.	24,477	3,979
Total Preferred Stocks (1)
(Cost $4,258)		3,979

INVESTMENT COMPANIES – 1.9%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	6,240,893	6,241
Total Investment Companies
(Cost $6,241)		6,241

Total Investments – 100.3%
(Cost $279,868)		331,445
Liabilities less Other Assets – (0.3)%		(895)
NET ASSETS – 100.0%		$330,550

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,719,000 with net purchases of approximately $3,522,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

(A) Formerly known as the International Growth Equity Fund

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND (A) continued	MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the International Equity Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	11.5%
Consumer Staples	7.9
Energy	8.8
Financials	21.3
Health Care	6.3
Industrials	13.6
Information Technology	6.1
Materials	14.6
Telecommunication Services	5.3
Utilities	4.6

Total	100.0%

At March 31, 2011, the International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	22.9%
British Pound	21.1
Japanese Yen	18.2
United States Dollar	9.7
Swiss Franc	8.1
Hong Kong Dollar	5.4
All other currencies less than 5%	14.6

Total	100.0%

At March 31, 2011, the International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
United States Dollar	1,502	Australian Dollar	1,455	4/4/11	$2

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks
Consumer Discretionary	$3,225	$30,282	$–	$33,507
Consumer Staples	2,924	22,875	–	25,799
Energy	13,698	15,061	–	28,759
Financials	2,417	66,738	–	69,155
Health Care	–	20,440	–	20,440
Industrials	5,540	38,739	–	44,279
Information Technology	2,428	17,529	–	19,957
Materials	9,928	37,458	–	47,386
Telecommunication Services	2,407	14,643	–	17,050
Utilities	–	14,893	–	14,893
Preferred Stocks
Consumer Discretionary	–	3,979	–	3,979
Investment companies	6,241	–	–	6,241
Total Investments	$48,808	$282,637	$–	$331,445

OTHER FINANCIAL INSTRUMENTS

Assets
Forward Foreign Currency Exchange Contracts	$–	$2	$–	$2

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

(A) Formerly known as the International Growth Equity Fund

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND (A)	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.9%

Aerospace/Defense – 1.3%

General Dynamics Corp.	10,674	$817
Raytheon Co.	24,568	1,250
		2,067

Agriculture – 2.5%
Philip Morris International, Inc.	59,824	3,926

Apparel – 0.8%
Coach, Inc.	22,783	1,186

Auto Manufacturers – 0.9%
Ford Motor Co. *	93,004	1,387

Banks – 9.8%

Citigroup, Inc. *	720,422	3,184

Comerica, Inc.	31,825	1,169

JPMorgan Chase & Co.	96,726	4,459

Morgan Stanley	57,415	1,569

SunTrust Banks, Inc.	22,964	662

U.S. Bancorp	56,583	1,495
Wells Fargo & Co.	89,086	2,824
		15,362

Beverages – 1.6%

Dr Pepper Snapple Group, Inc.	31,931	1,187
PepsiCo, Inc.	21,102	1,359
		2,546

Biotechnology – 1.6%

Alexion Pharmaceuticals, Inc. *	12,527	1,236
Celgene Corp. *	22,494	1,294
		2,530

Coal – 1.0%
Arch Coal, Inc.	44,948	1,620

Computers – 8.3%

Apple, Inc. *	12,838	4,473

Brocade Communications Systems, Inc. *	200,600	1,234

EMC Corp. *	91,296	2,424

Hewlett-Packard Co.	34,134	1,398

International Business Machines Corp.	12,349	2,014
Teradata Corp. *	27,836	1,411
		12,954

Cosmetics/Personal Care – 1.3%
Procter & Gamble (The) Co.	33,482	2,062

Diversified Financial Services – 3.2%

Charles Schwab (The) Corp.	130,834	2,359

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.9% – continued

Diversified Financial Services – 3.2% – continued
Discover Financial Services	109,195	$2,634
		4,993

Electric – 1.0%

Entergy Corp.	8,427	566
Southern (The) Co.	25,361	967
		1,533

Food – 1.2%
General Mills, Inc.	50,854	1,859

Forest Products & Paper – 0.9%
UPM-Kymmene OYJ ADR *	70,072	1,488

Healthcare – Products – 2.3%

Baxter International, Inc.	26,094	1,403

Covidien PLC	18,662	969
Johnson & Johnson	19,443	1,152
		3,524

Healthcare – Services – 3.2%

Humana, Inc. *	37,866	2,648
UnitedHealth Group, Inc.	52,976	2,395
		5,043

Home Builders – 1.1%
Pulte Group, Inc. *	229,323	1,697

Insurance – 5.6%

ACE Ltd.	18,642	1,206

CNO Financial Group, Inc. *	307,825	2,312

MGIC Investment Corp. *	212,877	1,893

Unum Group	41,647	1,093
XL Group PLC	89,631	2,205
		8,709

Internet – 2.5%

AOL, Inc. *	43,591	851

AsiaInfo-Linkage, Inc. *	71,370	1,545
Google, Inc., Class A *	2,587	1,517
		3,913

Machinery – Construction & Mining – 1.2%
Joy Global, Inc.	19,133	1,891

Machinery – Diversified – 0.5%
Cummins, Inc.	6,969	764

Media – 1.9%

Time Warner, Inc.	47,329	1,690

See Notes to the Financial Statements.

(A) Formerly known as the Growth Equity Fund

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND (A) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.9% – continued

Media – 1.9% – continued
Walt Disney (The) Co.	29,243	$1,260
		2,950

Metal Fabrication/Hardware – 1.4%
Precision Castparts Corp.	14,778	2,175

Mining – 2.1%

Alcoa, Inc.	107,853	1,903
Titanium Metals Corp. *	72,111	1,340
		3,243

Miscellaneous Manufacturing – 5.4%

Dover Corp.	14,667	964

General Electric Co.	201,891	4,048

Honeywell International, Inc.	25,685	1,534
Parker Hannifin Corp.	20,855	1,974
		8,520

Office/Business Equipment – 1.1%
Canon, Inc. ADR	40,578	1,759

Oil & Gas – 12.9%

Apache Corp.	21,512	2,816

Chevron Corp.	38,551	4,142

Ensco PLC ADR	28,216	1,632

Exxon Mobil Corp.	31,539	2,653

Noble Corp.	40,515	1,848

Occidental Petroleum Corp.	34,557	3,611

Petroleo Brasileiro S.A. ADR	43,687	1,766
Talisman Energy, Inc.	67,638	1,671
		20,139

Oil & Gas Services – 1.5%
Schlumberger Ltd.	25,516	2,380

Pharmaceuticals – 4.5%

Forest Laboratories, Inc. *	43,807	1,415

Mead Johnson Nutrition Co.	27,866	1,614

Merck & Co., Inc.	103,828	3,427
Teva Pharmaceutical Industries Ltd. ADR	12,784	642
		7,098

Retail – 6.1%

Darden Restaurants, Inc.	33,187	1,631

Gap (The), Inc.	46,880	1,062

McDonald’s Corp.	9,309	709

Nordstrom, Inc.	39,244	1,761

Target Corp.	31,158	1,558

TJX Cos., Inc.	25,845	1,285

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.9% – continued

Retail – 6.1% – continued
Wal-Mart Stores, Inc.	30,302	$1,577
		9,583

Semiconductors – 1.6%

ON Semiconductor Corp. *	99,961	986
Texas Instruments, Inc.	41,778	1,444
		2,430

Software – 2.4%

Activision Blizzard, Inc.	114,582	1,257

Check Point Software Technologies Ltd. *	32,602	1,664
Oracle Corp.	24,494	818
		3,739

Telecommunications – 4.3%

AT&T, Inc.	40,186	1,230

Cisco Systems, Inc.	136,298	2,338

QUALCOMM, Inc.	34,764	1,906
Verizon Communications, Inc.	30,859	1,189
		6,663

Transportation – 1.9%
Kansas City Southern *	53,803	2,930
Total Common Stocks
(Cost $121,360)		154,663

INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	1,502,128	$1,502
Total Investment Companies
(Cost $1,502)		1,502

Total Investments – 99.9%
(Cost $122,862)		156,165

Other Assets less Liabilities – 0.1%		133
NET ASSETS – 100.0%		$156,298

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $912,000 with net purchases of approximately $590,000 during the fiscal year ended March 31, 2011.

*	Non-Income Producing Security

See Notes to the Financial Statements.

(A) Formerly known as the Growth Equity Fund

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Large Cap Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.8%
Consumer Staples	8.8
Energy	15.6
Financials	18.8
Health Care	10.7
Industrials	11.9
Information Technology	18.7
Materials	3.1
Telecommunication Services	1.6
Utilities	1.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Equity Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$154,663	(1)	$–	$–	$154,663
Investment Companies	1,502		–	–	1,502
Total Investments	$156,165		$–	$–	$156,165

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

(A) Formerly known as the Growth Equity Fund

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND (A)

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7%

Aerospace/Defense – 3.8%

Boeing (The) Co.	18,665	$1,380

Rockwell Collins, Inc.	12,660	821
United Technologies Corp.	14,355	1,215
		3,416

Apparel – 2.5%

Coach, Inc.	19,360	1,008
NIKE, Inc., Class B	16,515	1,250
		2,258

Auto Parts & Equipment – 2.3%
Johnson Controls, Inc.	50,370	2,094

Banks – 1.2%
Citigroup, Inc *	243,030	1,074

Beverages – 2.8%

Green Mountain Coffee Roasters, Inc. *	19,455	1,257
PepsiCo, Inc.	19,300	1,243
		2,500

Biotechnology – 4.6%

Alexion Pharmaceuticals, Inc. *	9,670	954

Celgene Corp. *	15,690	903

Human Genome Sciences, Inc. *	27,340	751

Illumina, Inc. *	15,320	1,073
Life Technologies Corp. *	8,680	455
		4,136

Chemicals – 1.8%

Air Products & Chemicals, Inc.	8,740	788
Monsanto Co.	11,525	833
		1,621

Computers – 14.2%

Apple, Inc. *	12,315	4,291

Cognizant Technology Solutions Corp.,

Class A *	25,535	2,079

EMC Corp. *	63,305	1,681

International Business Machines Corp.	11,295	1,842

NetApp, Inc. *	19,390	934

Riverbed Technology, Inc. *	23,335	879
Teradata Corp. *	19,575	992
		12,698

Diversified Financial Services – 3.1%

American Express Co.	35,345	1,598
IntercontinentalExchange, Inc. *	9,738	1,203
		2,801

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7% – continued

Engineering & Construction – 1.0%
Jacobs Engineering Group, Inc. *	17,615	$906

Food – 1.4%
Whole Foods Market, Inc.	19,355	1,275

Healthcare - Products – 2.4%

Covidien PLC	16,230	843
Intuitive Surgical, Inc. *	3,984	1,328
		2,171

Internet – 8.0%

Amazon.com, Inc. *	12,410	2,235

F5 Networks, Inc. *	11,771	1,207

Google, Inc., Class A *	3,399	1,993

Netflix, Inc. *	3,048	723
priceline.com, Inc. *	1,936	981
		7,139

Iron/Steel – 0.9%
Nucor Corp.	17,595	810

Machinery - Diversified – 4.4%

Cummins, Inc.	16,645	1,825
Deere & Co.	22,110	2,142
		3,967

Media – 1.9%
Walt Disney (The) Co.	38,900	1,676

Metal Fabrication/Hardware – 1.0%
Precision Castparts Corp.	5,945	875

Mining – 2.9%

BHP Billiton Ltd. ADR	11,630	1,115
Freeport-McMoRan Copper & Gold, Inc.	26,795	1,488
		2,603

Miscellaneous Manufacturing – 2.0%
Danaher Corp.	34,045	1,767

Oil & Gas – 5.8%

Apache Corp.	11,245	1,472

Exxon Mobil Corp.	16,695	1,404

Suncor Energy, Inc.	24,010	1,077
Talisman Energy, Inc.	48,690	1,203
		5,156

Oil & Gas Services – 6.3%

Halliburton Co.	18,980	946

National Oilwell Varco, Inc.	24,895	1,973

See Notes to the Financial Statements.

(A) Formerly known as the Select Equity Fund

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7% – continued

Oil & Gas Services – 6.3% – continued
Schlumberger Ltd.	28,745	$2,681
		5,600

Pharmaceuticals – 0.9%
Abbott Laboratories	16,770	823

Retail – 6.0%

Costco Wholesale Corp.	11,445	839

Dick’s Sporting Goods, Inc. *	14,240	569

McDonald’s Corp.	13,790	1,049

Starbucks Corp.	34,515	1,276
Tiffany & Co.	26,510	1,629
		5,362

Semiconductors – 0.8%
ARM Holdings PLC ADR	25,475	718

Software – 9.1%

Autodesk, Inc. *	25,450	1,123

Cerner Corp. *	12,870	1,431

Citrix Systems, Inc. *	35,195	2,585

Oracle Corp.	22,955	766

Red Hat, Inc. *	18,400	835
Salesforce.com, Inc. *	10,635	1,421
		8,161

Telecommunications – 6.1%

Acme Packet, Inc. *	12,365	877

American Tower Corp., Class A *	16,050	832

Juniper Networks, Inc. *	35,832	1,508
QUALCOMM, Inc.	41,025	2,249
		5,466

Transportation – 1.5%
Kansas City Southern *	24,285	1,322
Total Common Stocks
(Cost $77,303)		88,395

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 1.3%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	1,142,838	$1,143
Total Investment Companies
(Cost $1,143)		1,143

Total Investments – 100.0%
(Cost $78,446)		89,538
Liabilities less Other Assets – 0.0%		(32)
NET ASSETS – 100.0%		$89,506

(1)	At March 31,2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $493,000 with net purchases of approximately $650,000 during the fiscal year ended March 31,2011.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Large Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	16.4%
Consumer Staples	5.2
Energy	12.2
Financials	4.4
Health Care	9.7
Industrials	13.9
Information Technology	31.6
Materials	5.7
Telecommunication Services	0.9

Total	100.0%

See Notes to the Financial Statements.

(A) Formerly known as the Select Equity Fund

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND (A) continued	MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Growth Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$88,395	(1)	$–	$–	$88,395
Investment Companies	1,143		–	–	1,143
Total Investments	$89,538		$–	$–	$89,538

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

(A)Formerly known as the Select Equity Fund

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.3%

Advertising – 2.8%
Omnicom Group, Inc.	109,085	$5,352

Aerospace/Defense – 3.0%

Boeing (The) Co.	45,735	3,381
Lockheed Martin Corp.	30,514	2,454
		5,835

Banks – 16.2%

Bank of America Corp.	434,855	5,797

Bank of New York Mellon (The) Corp.	97,210	2,904

BB&T Corp.	128,840	3,537

Goldman Sachs Group (The), Inc.	23,350	3,700

JPMorgan Chase & Co.	135,320	6,238

Morgan Stanley	118,020	3,224
Wells Fargo & Co.	177,970	5,642
		31,042

Beverages – 1.3%
PepsiCo, Inc.	37,840	2,437

Building Materials – 2.3%
Masco Corp.	311,555	4,337

Chemicals – 2.7%
Dow Chemical (The) Co.	137,835	5,203

Computers – 5.7%

Dell, Inc. *	243,930	3,539

Hewlett-Packard Co.	84,450	3,460
SanDisk Corp. *	84,045	3,874
		10,873

Diversified Financial Services – 8.6%

American Express Co.	114,550	5,178

BlackRock, Inc.	19,554	3,930

Invesco Ltd.	76,120	1,946
Legg Mason, Inc.	152,150	5,491
		16,545

Food – 2.9%

Kellogg Co.	54,445	2,939
Kraft Foods, Inc., Class A	80,715	2,531
		5,470

Healthcare - Products – 2.1%
Medtronic, Inc.	101,680	4,001

Home Builders – 1.7%
Toll Brothers, Inc. *	165,520	3,272

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.3% – continued

Insurance – 5.3%

Allstate (The) Corp.	111,455	$3,542

MetLife, Inc.	60,890	2,724
Prudential Financial, Inc.	61,880	3,810
		10,076

Iron/Steel – 3.0%

APERAM (Registered)	48,838	1,953
ArcelorMittal (Registered)	105,515	3,814
		5,767

Leisure Time – 1.0%
Carnival Corp.	48,452	1,859

Media – 1.9%
McGraw-Hill (The) Cos., Inc.	91,780	3,616

Miscellaneous Manufacturing – 2.4%
General Electric Co.	225,575	4,523

Oil & Gas – 7.6%

Chevron Corp.	33,985	3,651

ConocoPhillips	36,560	2,920

Ensco PLC ADR	80,450	4,653
Exxon Mobil Corp.	38,705	3,256
		14,480

Oil & Gas Services – 4.9%

Baker Hughes, Inc.	72,625	5,333
Schlumberger Ltd.	44,220	4,124
		9,457

Pharmaceuticals – 4.1%

Merck & Co., Inc.	69,620	2,298

Pfizer, Inc.	144,858	2,942
Roche Holding A.G. ADR	69,925	2,514
		7,754

Retail – 4.0%

Home Depot (The), Inc.	107,370	3,979
Staples, Inc.	186,775	3,627
		7,606

Semiconductors – 2.6%
Intel Corp.	242,405	4,889

Software – 1.8%
Microsoft Corp.	139,430	3,536

Telecommunications – 9.4%

AT&T, Inc.	105,205	3,219

Cisco Systems, Inc.	363,715	6,238

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.3% – continued

Telecommunications – 9.4% – continued

Nokia OYJ ADR	559,030	$4,757
QUALCOMM, Inc.	69,750	3,825
		18,039

Tobacco – 2.0%
Philip Morris International, Inc.	58,270	3,824
Total Common Stocks
(Cost $159,277)		189,793

INVESTMENT COMPANIES – 0.6%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	1,147,996	1,148
Total Investment Companies
(Cost $1,148)		1,148

Total Investments – 99.9%
(Cost $160,425)		190,941
Other Assets less Liabilities – 0.1%		282
NET ASSETS – 100.0%		$191,223

(1)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $5,682,000 with net sales of approximately $4,534,000 in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2011.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Large Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.4%
Consumer Staples	6.2
Energy	12.6
Financials	30.4
Health Care	6.2
Industrials	7.7
Information Technology	18.0
Materials	5.8
Telecommunication Services	1.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Value Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$189,793	(1)	$–	$–	$189,793
Investment Companies	1,148		–	–	1,148
Total Investments	$190,941		$–	$–	$190,941

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6%

Advertising – 0.1%

APAC Customer Services, Inc. *	2,183	$13

Harte-Hanks, Inc.	7,705	92
Marchex, Inc., Class B	3,616	28
		133

Aerospace/Defense – 1.3%

AAR Corp. *	4,383	122

Aerovironment, Inc. *	1,301	46

Astronics Corp. *	3,265	82

Breeze-Eastern Corp. *	855	7

Cubic Corp.	4,347	250

Curtiss-Wright Corp.	5,945	209

Ducommun, Inc.	595	14

Esterline Technologies Corp. *	3,508	248

GenCorp, Inc.	2,457	15

HEICO Corp.	3,774	236

Kaman Corp.	4,468	157

LMI Aerospace, Inc. *	739	15

Moog, Inc., Class A *	4,381	201

National Presto Industries, Inc.	1,005	113

Orbital Sciences Corp. *	6,814	129

SIFCO Industries, Inc.	560	10

Teledyne Technologies, Inc. *	4,664	241
Triumph Group, Inc.	2,604	230
		2,325

Agriculture – 0.3%

Alico, Inc.	1,231	33

Alliance One International, Inc. *	11,039	44

Andersons (The), Inc.	1,886	92

Cadiz, Inc. *	4,650	57

Griffin Land & Nurseries, Inc.	165	5

Tejon Ranch Co. *	3,066	113

Universal Corp.	2,183	95
Vector Group Ltd.	7,274	126
		565

Airlines – 0.5%

AirTran Holdings, Inc. *	14,400	108

Alaska Air Group, Inc. *	3,946	250

Allegiant Travel Co.	3,076	135

Hawaiian Holdings, Inc. *	2,020	12

JetBlue Airways Corp. *	26,496	166

Republic Airways Holdings, Inc. *	1,736	11
Skywest, Inc.	8,579	145
		827

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Apparel – 1.7%

Carter’s, Inc. *	6,415	$184

Cherokee, Inc.	595	10

Columbia Sportswear Co.	2,778	165

Deckers Outdoor Corp. *	4,671	402

G-III Apparel Group Ltd. *	2,323	87

Iconix Brand Group, Inc. *	10,472	225

Jones Group (The), Inc.	9,600	132

K-Swiss, Inc., Class A *	2,620	29

Maidenform Brands, Inc. *	595	17

Oxford Industries, Inc.	3,067	105

Perry Ellis International, Inc. *	2,898	80

Quiksilver, Inc. *	6,223	27

Skechers U.S.A., Inc., Class A *	4,366	90

Steven Madden Ltd. *	2,635	124

Superior Uniform Group, Inc.	714	8

Timberland (The) Co., Class A *	7,428	307

True Religion Apparel, Inc. *	4,777	112

Under Armour, Inc., Class A *	5,099	347

Unifi, Inc. *	2,620	45

Volcom, Inc.	1,768	33

Warnaco Group (The), Inc. *	5,069	290

Weyco Group, Inc.	714	17
Wolverine World Wide, Inc.	8,288	309
		3,145

Auto Manufacturers – 0.1%

Force Protection, Inc. *	3,906	19
Wabash National Corp. *	8,600	100
		119

Auto Parts & Equipment – 0.7%

American Axle & Manufacturing Holdings, Inc. *	3,179	40

Amerigon, Inc. *	1,002	15

Cooper Tire & Rubber Co.	9,175	236

Dana Holding Corp. *	16,811	292

Dorman Products, Inc. *	2,311	97

Exide Technologies *	7,100	79

Fuel Systems Solutions, Inc. *	2,570	78

Meritor, Inc. *	2,342	40

Miller Industries, Inc.	893	15

Modine Manufacturing Co. *	3,652	59

Spartan Motors, Inc.	1,467	10

Standard Motor Products, Inc.	1,588	22

Superior Industries International, Inc.	2,332	60

Tenneco, Inc. *	1,715	73

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Auto Parts & Equipment – 0.7% – continued
Titan International, Inc.	5,332	$142
		1,258

Banks – 4.8%

1st Source Corp.	6,125	123

Alliance Bancorp, Inc. of Pennsylvania	609	7

Alliance Financial Corp.	161	5

American National Bankshares, Inc.	2,917	66

Ameris Bancorp *	888	9

Ames National Corp.	2,887	55

Arrow Financial Corp.	2,899	72

Banco Latinoamericano de Comercio Exterior S.A., Class E	2,605	46

Bancorp (The), Inc. *	1,588	15

Bancorp Rhode Island, Inc.	153	5

BancorpSouth, Inc.	11,300	175

Bank of Marin Bancorp	162	6

Bank of South Carolina Corp.	200	2

Bank of the Ozarks, Inc.	1,588	69

Banner Corp.	1,461	3

Bar Harbor Bankshares	1,886	58

BCB Bancorp, Inc.	714	7

Berkshire Bancorp, Inc. *	321	2

Boston Private Financial Holdings, Inc.	2,905	21

Bryn Mawr Bank Corp.	580	12

Camden National Corp.	893	31

Capital City Bank Group, Inc.	4,376	56

Cardinal Financial Corp.	1,290	15

Cass Information Systems, Inc.	164	6

Cathay General Bancorp	8,457	144

Center Bancorp, Inc.	6,132	59

Centerstate Banks, Inc.	720	5

Century Bancorp, Inc., Class A	2,810	75

Chemical Financial Corp.	5,022	100

Citizens & Northern Corp.	738	12

City Holding Co.	2,918	103

CoBiz Financial, Inc.	1,764	12

Columbia Banking System, Inc.	3,628	70

Commercial National Financial Corp.	121	2

Community Bank System, Inc.	3,350	81

Community Trust Bancorp, Inc.	2,743	76

CVB Financial Corp.	14,771	138

Eagle Bancorp, Inc. *	4,376	62

Enterprise Bancorp, Inc.	705	11

Enterprise Financial Services Corp.	862	12

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Banks – 4.8% – continued

Farmers Capital Bank Corp. *	712	$5

Fidelity Southern Corp. *	1,747	14

Financial Institutions, Inc.	4,069	71

First Bancorp	893	12

First Bancorp, Inc.	3,483	53

First Busey Corp.	3,587	18

First Community Bancshares, Inc.	4,962	70

First Financial Bancorp	4,100	68

First Financial Bankshares, Inc.	2,183	112

First Financial Corp.	3,071	102

First Financial Service Corp. *	743	3

First Horizon National Corp. - (Fractional Shares) *	38,609	–

First Merchants Corp.	1,310	11

First Midwest Bancorp, Inc.	8,569	101

First of Long Island (The) Corp.	2,630	73

First South Bancorp, Inc.	560	3

FirstMerit Corp.	13,525	231

FNB Corp.	15,525	164

German American Bancorp, Inc.	441	8

Glacier Bancorp, Inc.	8,599	129

Great Southern Bancorp, Inc.	6,276	135

Guaranty Bancorp *	5,241	7

Hancock Holding Co.	3,513	115

Hanmi Financial Corp. *	1,295	2

Hawthorn Bancshares, Inc.	566	5

Heartland Financial USA, Inc.	712	12

Heritage Financial Corp. *	705	10

IBERIABANK Corp.	3,659	220

Independent Bank Corp.	3,781	102

International Bancshares Corp.	5,836	107

Jeffersonville Bancorp	214	2

Lakeland Bancorp, Inc.	7,651	79

Lakeland Financial Corp.	1,159	26

MainSource Financial Group, Inc.	1,292	13

MB Financial, Inc.	6,690	140

Merchants Bancshares, Inc.	2,640	70

Metro Bancorp, Inc. *	873	11

Middleburg Financial Corp.	2,778	49

Midsouth Bancorp, Inc.	856	12

MidWestOne Financial Group, Inc.	564	8

Nara Bancorp, Inc. *	1,010	10

National Bankshares, Inc.	2,038	59

NBT Bancorp, Inc.	5,225	119

Northrim BanCorp, Inc.	3,199	61

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Banks – 4.8% – continued

Norwood Financial Corp.	2,051	$57

Ohio Valley Banc Corp.	813	17

Old National Bancorp	10,171	109

Oriental Financial Group, Inc.	8,227	103

Orrstown Financial Services, Inc.	1,886	53

Pacific Capital Bancorp NA *	186	6

Pacific Continental Corp.	873	9

PacWest Bancorp	5,197	113

Park National Corp.	2,200	147

Peapack Gladstone Financial Corp.	720	10

Peoples Bancorp, Inc.	893	11

Peoples Financial Corp.	421	7

Pinnacle Financial Partners, Inc. *	4,962	82

Porter Bancorp, Inc.	723	6

Premier Financial Bancorp, Inc.	1,020	7

PrivateBancorp, Inc.	5,376	82

Prosperity Bancshares, Inc.	5,962	255

QCR Holdings, Inc.	716	6

Renasant Corp.	2,320	39

Republic Bancorp, Inc., Class A	1,607	31

Republic First Bancorp, Inc. *	1,598	4

S&T Bancorp, Inc.	5,240	113

S.Y. Bancorp, Inc.	2,913	73

Sandy Spring Bancorp, Inc.	4,366	81

Savannah Bancorp (The), Inc. *	712	5

SCBT Financial Corp.	4,329	144

Seacoast Banking Corp. of Florida *	4,639	7

Shore Bancshares, Inc.	893	9

Sierra Bancorp	893	10

Signature Bank *	5,002	282

Simmons First National Corp., Class A	2,926	79

Southern National Bancorp of Virginia, Inc. *	712	5

Southside Bancshares, Inc.	2,922	63

Southwest Bancorp, Inc. *	887	13

State Bancorp, Inc.	712	7

StellarOne Corp.	1,326	19

Sterling Bancorp	1,011	10

Suffolk Bancorp	714	15

Sun Bancorp, Inc. *	1,877	7

Susquehanna Bancshares, Inc.	13,397	125

SVB Financial Group *	4,949	282

Texas Capital Bancshares, Inc. *	2,900	75

Tompkins Financial Corp.	2,709	113

Tower Bancorp, Inc.	1,588	35

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Banks – 4.8% – continued

TowneBank	1,611	$25

Trico Bancshares	3,339	54

Trustco Bank Corp. NY	9,745	58

Trustmark Corp.	6,996	164

UMB Financial Corp.	5,241	196

Umpqua Holdings Corp.	15,574	178

Union First Market Bankshares Corp.	893	10

United Bancorp, Inc.	714	6

United Bankshares, Inc.	6,115	162

United Community Banks, Inc. *	1,878	4

Univest Corp. of Pennsylvania	595	11

Washington Banking Co.	705	10

Washington Trust Bancorp, Inc.	3,917	93

Webster Financial Corp.	6,847	147

WesBanco, Inc.	2,765	57

West Bancorporation, Inc.	1,175	9

Westamerica Bancorporation	3,637	187

Western Alliance Bancorp *	1,870	15

Wilber Corp.	321	3

Wilmington Trust Corp.	2,391	11

Wilshire Bancorp, Inc. *	744	4

Wintrust Financial Corp.	3,066	113
Yadkin Valley Financial Corp. *	2,334	6
		8,699

Beverages – 0.3%

Boston Beer Co., Inc., Class A *	893	83

Coca-Cola Bottling Co. Consolidated	1,872	125

Craft Brewers Alliance, Inc. *	8,200	75

Farmer Bros. Co.	7,389	89

National Beverage Corp.	3,332	46
Peet’s Coffee & Tea, Inc. *	1,030	49
		467

Biotechnology – 1.4%

Acorda Therapeutics, Inc. *	7,095	165

Affymax, Inc. *	1,913	11

Arena Pharmaceuticals, Inc. *	5,531	8

Ariad Pharmaceuticals, Inc. *	9,555	72

Arqule, Inc. *	2,306	16

BioCryst Pharmaceuticals, Inc. *	1,177	4

Cambrex Corp. *	4,658	26

Celldex Therapeutics, Inc. *	8,176	33

Chelsea Therapeutics International, Ltd. *	2,608	10

Clinical Data, Inc. *	3,326	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Biotechnology – 1.4% – continued

Cubist Pharmaceuticals, Inc. *	6,848	$173

Curis, Inc. *	2,326	8

Cytokinetics, Inc. *	3,771	6

Emergent Biosolutions, Inc. *	3,771	91

Enzo Biochem, Inc. *	1,757	7

Enzon Pharmaceuticals, Inc. *	14,689	160

Exelixis, Inc. *	15,441	174

Geron Corp. *	8,435	43

GTx, Inc. *	1,910	5

Harvard Bioscience, Inc. *	2,464	14

Idera Pharmaceuticals, Inc. *	1,886	5

Immunogen, Inc. *	5,944	54

Immunomedics, Inc. *	2,760	11

Incyte Corp. Ltd. *	10,929	173

InterMune, Inc. *	7,111	336

Lexicon Pharmaceuticals, Inc. *	2,196	4

Ligand Pharmaceuticals, Inc., Class B *	705	7

Maxygen, Inc.	3,356	17

Medicines (The) Co. *	8,973	146

Micromet, Inc. *	7,864	44

Momenta Pharmaceuticals, Inc. *	6,127	97

Nanosphere, Inc. *	2,038	7

Novavax, Inc. *	3,186	8

NPS Pharmaceuticals, Inc. *	2,759	26

OncoGenex Pharmaceutical, Inc. *	5,895	90

PDL BioPharma, Inc.	15,286	89

Peregrine Pharmaceuticals, Inc. *	14,395	34

Protalix BioTherapeutics, Inc. *	7,585	46

Repligen Corp. *	4,417	17

RTI Biologics, Inc. *	4,514	13

Sangamo Biosciences, Inc. *	4,079	34

Seattle Genetics, Inc. *	8,866	138

Sequenom, Inc. *	5,259	33

SuperGen, Inc. *	2,027	6
Vical, Inc. *	2,338	7
		2,569

Building Materials – 0.9%

AAON, Inc.	1,472	48

Apogee Enterprises, Inc.	7,789	103

Builders FirstSource, Inc. *	2,329	7

Comfort Systems USA, Inc.	7,697	108

Drew Industries, Inc.	6,848	153

Eagle Materials, Inc.	4,673	141

Gibraltar Industries, Inc. *	1,768	21

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Building Materials – 0.9% – continued

Interline Brands, Inc. *	6,681	$136

Louisiana-Pacific Corp. *	10,916	115

LSI Industries, Inc.	1,318	9

NCI Building Systems, Inc. *	291	4

Quanex Building Products Corp.	3,616	71

Simpson Manufacturing Co., Inc.	5,259	155

Texas Industries, Inc.	2,600	118

Trex Co., Inc. *	3,787	123

Universal Forest Products, Inc.	3,488	128
USG Corp. *	7,800	130
		1,570

Chemicals – 2.7%

A. Schulman, Inc.	5,690	141

Aceto Corp.	16,691	133

American Vanguard Corp.	1,020	9

Arch Chemicals, Inc.	4,201	175

Balchem Corp.	2,481	93

Codexis, Inc. *	597	7

Ferro Corp. *	9,761	162

Georgia Gulf Corp. *	5,081	188

H.B. Fuller Co.	7,715	166

Hawkins, Inc.	2,818	116

Innophos Holdings, Inc.	3,833	177

Innospec, Inc. *	6,392	204

KMG Chemicals, Inc.	2,778	55

Landec Corp. *	1,733	11

Minerals Technologies, Inc.	2,345	161

NewMarket Corp.	2,173	344

Olin Corp.	8,893	204

OM Group, Inc. *	3,474	127

Omnova Solutions, Inc. *	4,962	39

PolyOne Corp.	11,213	159

Quaker Chemical Corp.	3,923	157

Rockwood Holdings, Inc. *	5,258	259

Sensient Technologies Corp.	5,546	199

ShengdaTech, Inc. *	4,373	15

Solutia, Inc. *	13,975	355

Spartech Corp. *	3,363	24

Stepan Co.	2,191	159

TPC Group, Inc. *	2,300	66

W.R. Grace & Co. *	9,876	378

Westlake Chemical Corp.	7,874	442

Zep, Inc.	4,197	73

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Chemicals – 2.7% – continued
Zoltek Cos., Inc. *	2,741	$37
		4,835

Coal – 0.1%

International Coal Group, Inc. *	11,245	127

James River Coal Co. *	3,943	95
Westmoreland Coal Co. *	739	11
		233

Commercial Services – 5.9%

ABM Industries, Inc.	5,944	151

Acacia Research - Acacia Technologies *	3,500	120

Advance America Cash Advance Centers, Inc.	4,526	24

Advisory Board (The) Co. *	3,045	157

Albany Molecular Research, Inc. *	3,204	14

American Public Education, Inc. *	1,588	64

American Reprographics Co. *	3,367	35

Arbitron, Inc.	4,963	199

Asset Acceptance Capital Corp. *	1,161	6

AVEO Pharmaceuticals, Inc. *	3,800	51

Barrett Business Services, Inc.	893	14

Bridgepoint Education, Inc. *	3,200	55

Capella Education Co. *	1,449	72

Cardtronics, Inc. *	2,625	53

CBIZ, Inc. *	9,899	71

CDI Corp.	1,472	22

Cenveo, Inc. *	3,794	25

Chemed Corp.	4,346	289

Collectors Universe	4,000	57

Consolidated Graphics, Inc. *	1,290	70

Convergys Corp. *	11,211	161

Corinthian Colleges, Inc. *	7,403	33

Corporate Executive Board (The) Co.	4,182	169

Corvel Corp. *	2,783	148

CoStar Group, Inc. *	2,785	175

CPI Corp.	3,993	90

CRA International, Inc. *	3,364	97

Cross Country Healthcare, Inc. *	2,889	23

Deluxe Corp.	6,391	170

Dollar Financial Corp. *	5,429	113

Dollar Thrifty Automotive Group, Inc. *	3,076	205

Electro Rent Corp.	6,733	116

Euronet Worldwide, Inc. *	5,100	99

ExlService Holdings, Inc. *	4,663	99

Forrester Research, Inc.	4,794	184

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Commercial Services – 5.9% – continued

Franklin Covey Co. *	1,155	$10

Geo Group (The), Inc. *	10,637	273

Global Cash Access Holdings, Inc. *	5,377	18

Great Lakes Dredge & Dock Corp.	4,202	32

H&E Equipment Services, Inc. *	2,451	48

Hackett Group (The), Inc. *	2,773	11

Healthcare Services Group, Inc.	9,760	172

Hill International, Inc. *	1,453	8

Hillenbrand, Inc.	9,800	211

HMS Holdings Corp. *	3,626	297

Huron Consulting Group, Inc. *	1,766	49

ICF International, Inc. *	887	18

Information Services Group, Inc. *	3,195	7

Insperity, Inc.	4,543	138

Integramed America, Inc. *	1,167	12

Intersections, Inc.	1,328	16

K12, Inc. *	3,588	121

Kelly Services, Inc., Class A *	5,656	123

Kendle International, Inc. *	10,371	111

Kenexa Corp. *	3,100	86

Kforce, Inc. *	6,253	114

Landauer, Inc.	1,763	108

Learning Tree International, Inc.	712	6

Live Nation Entertainment, Inc. *	16,821	168

Mac-Gray Corp.	1,007	16

MAXIMUS, Inc.	3,941	320

McGrath Rentcorp	4,675	127

Medifast, Inc. *	595	12

Midas, Inc. *	893	7

MoneyGram International, Inc. *	2,021	7

Monro Muffler Brake, Inc.	4,501	148

Monster Worldwide, Inc. *	13,200	210

Multi-Color Corp.	596	12

National Research Corp.	1,221	41

Navigant Consulting, Inc. *	7,872	79

Net 1 UEPS Technologies, Inc. *	7,145	61

Nobel Learning Communities, Inc. *	398	4

Odyssey Marine Exploration, Inc. *	4,057	13

On Assignment, Inc. *	1,306	12

Parexel International Corp. *	8,159	203

PDI, Inc. *	1,197	10

PHH Corp. *	7,721	168

Pre-Paid Legal Services, Inc. *	2,778	183

Princeton Review, Inc. *	645	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Commercial Services – 5.9% – continued

Providence Service (The) Corp. *	6,308	$94

QC Holdings, Inc.	1,458	6

Rent-A-Center, Inc.	7,842	274

Resources Connection, Inc.	7,116	138

Rollins, Inc.	14,092	286

RSC Holdings, Inc. *	6,554	94

Rural/Metro Corp. *	2,476	42

SFN Group, Inc. *	13,215	186

Sotheby’s	8,347	439

Standard Parking Corp. *	5,247	93

StarTek, Inc. *	1,159	6

Steiner Leisure Ltd. *	1,607	74

Stewart Enterprises, Inc., Class A	6,980	53

SuccessFactors, Inc. *	5,671	222

Team, Inc. *	3,766	99

TeleTech Holdings, Inc. *	7,857	152

TNS, Inc. *	2,895	45

Transcend Services, Inc. *	3,460	83

TrueBlue, Inc. *	5,400	91

Universal Technical Institute, Inc.	1,765	34

Valassis Communications, Inc. *	6,674	194

Viad Corp.	2,059	49

VistaPrint N.V. *	5,128	266

Volt Information Sciences, Inc. *	2,331	19
Wright Express Corp. *	7,145	370
		10,630

Computers – 2.4%

3D Systems Corp. *	2,439	118

Agilysys, Inc. *	9,762	56

Astro-Med, Inc.	463	4

CACI International, Inc., Class A *	4,171	256

CIBER, Inc. *	6,986	47

Cogo Group, Inc. *	11,749	95

Computer Services, Inc.	2,600	70

Computer Task Group, Inc. *	3,058	41

Cray, Inc. *	1,458	9

Datalink Corp. *	1,612	10

Digimarc Corp. *	2,778	80

Dynamics Research Corp. *	893	15

eLoyalty Corp. *	1,886	14

Fortinet, Inc. *	4,900	216

iGate Corp.	3,067	58

Imation Corp. *	3,055	34

Immersion Corp. *	2,332	18

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Computers – 2.4% – continued

Insight Enterprises, Inc. *	8,157	$139

Integral Systems, Inc. *	1,018	12

Jack Henry & Associates, Inc.	10,831	367

LivePerson, Inc. *	2,467	31

Manhattan Associates, Inc. *	4,231	138

Mentor Graphics Corp. *	12,454	182

Mercury Computer Systems, Inc. *	2,451	52

MTS Systems Corp.	4,634	211

Ness Technologies, Inc. *	1,616	10

Netscout Systems, Inc. *	2,778	76

PAR Technology Corp. *	1,011	5

Quantum Corp. *	16,870	42

Radiant Systems, Inc. *	5,181	92

Radisys Corp. *	1,018	9

Rimage Corp.	442	7

Riverbed Technology, Inc. *	14,746	555

Silicon Graphics International Corp. *	1,878	40

SRA International, Inc., Class A *	7,286	207

STEC, Inc. *	4,664	94

Stratasys, Inc. *	3,847	181

Super Micro Computer, Inc. *	705	11

SYKES Enterprises, Inc. *	5,539	109

Synaptics, Inc. *	5,371	145

Syntel, Inc.	4,647	243

Tier Technologies, Inc. *	1,142	6

Transact Technologies, Inc. *	1,020	12

Unisys Corp. *	4,950	155
Virtusa Corp. *	1,009	19
		4,291

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	4,229	127

Inter Parfums, Inc.	5,466	101
Revlon, Inc., Class A *	595	10
		238

Distribution/Wholesale – 1.2%

Beacon Roofing Supply, Inc. *	7,708	158

BlueLinx Holdings, Inc. *	2,774	10

Brightpoint, Inc. *	6,100	66

Chindex International, Inc. *	5,656	91

Core-Mark Holding Co., Inc. *	298	10

GTSI Corp. *	1,021	5

Houston Wire & Cable Co.	2,193	32

MWI Veterinary Supply, Inc. *	2,153	174

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Distribution/Wholesale – 1.2% – continued

Owens & Minor, Inc.	9,006	$292

Pool Corp.	7,284	176

Rentrak Corp. *	2,904	78

Scansource, Inc. *	5,259	200

School Specialty, Inc. *	4,078	58

Titan Machinery, Inc. *	893	22

United Stationers, Inc.	3,949	280

Watsco, Inc.	2,896	202
WESCO International, Inc. *	4,235	265
		2,119

Diversified Financial Services – 2.1%

American Capital Ltd. *	39,400	390

BGC Partners, Inc., Class A	2,178	20

Calamos Asset Management, Inc., Class A	2,052	34

California First National Bancorp	1,616	25

Cohen & Steers, Inc.	3,388	100

CompuCredit Holdings Corp. *	7,569	50

Credit Acceptance Corp.*	3,477	247

Diamond Hill Investment Group, Inc.	298	24

Doral Financial Corp. *	2,618	3

Duff & Phelps Corp., Class A	4,663	74

Encore Capital Group, Inc. *	4,795	114

Epoch Holding Corp.	883	14

Evercore Partners, Inc., Class A	2,612	90

FBR Capital Markets Corp. *	4,958	18

First Marblehead (The) Corp. *	1,758	4

GAMCO Investors, Inc., Class A	2,754	128

GFI Group, Inc.	11,362	57

Gleacher & Co., Inc. *	2,329	4

Hercules Technology Growth Capital, Inc.	3,056	34

Higher One Holdings, Inc. *	5,800	84

Institutional Financial Markets, Inc.	894	4

Interactive Brokers Group, Inc., Class A	8,469	135

Intl. FCStone, Inc. *	4,489	114

Investment Technology Group, Inc. *	4,366	79

JMP Group, Inc.	1,013	9

KBW, Inc.	4,500	118

Knight Capital Group, Inc., Class A *	9,328	125

MarketAxess Holdings, Inc.	5,230	127

MicroFinancial, Inc.	2,341	10

National Financial Partners Corp. *	7,403	109

Nelnet, Inc., Class A	6,567	143

NewStar Financial, Inc. *	1,871	20

Ocwen Financial Corp.*	5,667	62

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Diversified Financial Services – 2.1% – continued

optionsXpress Holdings, Inc.	6,261	$115

Penson Worldwide, Inc. *	2,187	15

Piper Jaffray Cos. *	2,887	120

Portfolio Recovery Associates, Inc. *	1,723	147

Pzena Investment Management, Inc., Class A	4,635	33

Sanders Morris Harris Group, Inc.	1,896	15

Siebert Financial Corp. *	858	2

Stifel Financial Corp. *	4,230	304

SWS Group, Inc.	2,778	17

TradeStation Group, Inc. *	3,498	24

U.S. Global Investors, Inc., Class A	1,290	10

Virtus Investment Partners, Inc. *	2,742	161

Westwood Holdings Group, Inc.	560	22
World Acceptance Corp. *	3,474	226
		3,780

Electric – 1.5%

Allete, Inc.	3,771	147

Avista Corp.	7,558	175

Black Hills Corp.	4,069	136

Central Vermont Public Service Corp.	4,063	95

Cleco Corp.	9,145	314

El Paso Electric Co. *	7,251	220

Empire District Electric (The) Co.	2,247	49

GenOn Energy, Inc. *	45,100	172

IDACORP, Inc.	6,762	258

MGE Energy, Inc.	3,032	123

NorthWestern Corp.	5,259	159

Ormat Technologies, Inc.	1,600	40

Otter Tail Corp.	4,500	102

Pike Electric Corp. *	2,332	22

PNM Resources, Inc.	11,036	165

Portland General Electric Co.	12,350	293

UIL Holdings Corp.	2,300	70

Unisource Energy Corp.	4,780	173
Unitil Corp.	2,613	62
		2,775

Electrical Components & Equipment – 1.1%

Advanced Battery Technologies, Inc. *	1,307	2

Advanced Energy Industries, Inc. *	4,500	74

American Superconductor Corp. *	4,366	109

A-Power Energy Generation Systems Ltd. *	5,954	28

Belden, Inc.	6,095	229

China BAK Battery, Inc. *	1,588	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Electrical Components & Equipment – 1.1% – continued

Encore Wire Corp.	1,578	$38

EnerSys *	6,381	254

General Cable Corp. *	4,803	208

GrafTech International Ltd. *	4,190	86

Graham Corp.	2,597	62

Harbin Electric, Inc. *	1,185	24

Insteel Industries, Inc.	2,038	29

Littelfuse, Inc.	2,476	141

Nexxus Lighting, Inc. *	2,331	8

Orion Energy Systems, Inc. *	1,448	6

Powell Industries, Inc. *	1,290	51

Power-One, Inc. *	6,095	53

PowerSecure International, Inc. *	1,588	14

Satcon Technology Corp. *	3,051	12

SunPower Corp., Class A *	11,200	192

Ultralife Corp. *	2,490	13

Universal Display Corp. *	4,069	224
Vicor Corp.	2,752	45
		1,905

Electronics – 2.7%

American Science & Engineering, Inc.	1,003	93

Analogic Corp.	2,616	148

Badger Meter, Inc.	3,765	155

Bel Fuse, Inc., Class B	1,731	38

Benchmark Electronics, Inc. *	6,971	132

Brady Corp., Class A	6,405	229

Checkpoint Systems, Inc. *	6,831	154

Coherent, Inc. *	3,700	215

CTS Corp.	7,578	82

CyberOptics Corp. *	1,153	10

Cymer, Inc. *	3,771	213

Daktronics, Inc.	3,922	42

DDi Corp.	1,587	17

Dionex Corp. *	2,778	328

Electro Scientific Industries, Inc. *	6,378	111

FARO Technologies, Inc. *	2,300	92

FEI Co. *	5,665	191

Identive Group, Inc. *	3,623	10

II-VI, Inc. *	3,363	167

Image Sensing Systems, Inc. *	858	12

L-1 Identity Solutions, Inc. *	9,700	114

LaBarge, Inc. *	893	16

Measurement Specialties, Inc. *	3,339	114

MEMSIC, Inc. *	2,461	9

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Electronics – 2.7% – continued

Mesa Laboratories, Inc.	298	$8

Methode Electronics, Inc.	8,161	99

Microvision, Inc. *	3,207	4

Mocon, Inc.	6,780	97

Multi-Fineline Electronix, Inc. *	3,829	108

Newport Corp. *	7,419	132

NVE Corp. *	1,641	92

OSI Systems, Inc. *	1,300	49

Park Electrochemical Corp.	3,311	107

Plexus Corp. *	5,089	178

Pulse Electronics Corp.	2,350	14

Rofin-Sinar Technologies, Inc. *	5,540	219

Rogers Corp. *	3,647	164

Sparton Corp. *	1,021	8

Spectrum Control, Inc. *	1,463	29

SRS Labs, Inc. *	1,020	9

Stoneridge, Inc. *	1,184	17

Taser International, Inc. *	4,358	18

Transcat, Inc. *	304	3

TTM Technologies, Inc. *	10,152	184

Viasystems Group, Inc. *	3,800	104

Vishay Intertechnology, Inc. *	3,797	67

Vishay Precision Group, Inc. *	285	4

Watts Water Technologies, Inc., Class A	4,778	182

Williams Controls, Inc. *	1,011	11

Woodward, Inc.	8,435	292

X-Rite, Inc. *	2,616	12
Zygo Corp. *	1,290	19
		4,922

Energy – Alternate Sources – 0.1%

Ascent Solar Technologies, Inc. *	1,901	5

Clean Energy Fuels Corp. *	5,440	89

Comverge, Inc. *	739	3

FuelCell Energy, Inc. *	2,894	6

Green Plains Renewable Energy, Inc. *	712	9

Headwaters, Inc. *	5,259	31

Hoku Corp. *	3,339	7

REX American Resources Corp. *	5,977	95
Syntroleum Corp. *	3,357	8
		253

Engineering & Construction – 0.6%

Argan, Inc.*	430	4

Dycom Industries, Inc.*	3,357	58

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Engineering & Construction – 0.6% – continued

EMCOR Group, Inc. *	7,112	$220

ENGlobal Corp. *	3,056	14

Exponent, Inc. *	3,353	150

Granite Construction, Inc.	4,241	119

Insituform Technologies, Inc., Class A *	4,092	109

Integrated Electrical Services, Inc. *	1,757	6

Layne Christensen Co. *	1,757	61

MasTec, Inc. *	8,446	176

Michael Baker Corp. *	1,869	54

National Technical Systems, Inc.	1,175	8

Orion Marine Group, Inc. *	1,306	14

Sterling Construction Co., Inc. *	595	10
VSE Corp.	595	18
		1,021

Entertainment – 0.8%

Ascent Media Corp., Class A *	1,400	68

Bluegreen Corp. *	1,743	7

Carmike Cinemas, Inc. *	1,186	8

Churchill Downs, Inc.	2,473	103

Cinemark Holdings, Inc.	7,145	138

Dover Downs Gaming & Entertainment, Inc.	1,906	7

Great Wolf Resorts, Inc. *	2,912	6

International Speedway Corp., Class A	2,400	71

Isle of Capri Casinos, Inc. *	10,277	98

Lakes Entertainment, Inc. *	4,077	11

Multimedia Games, Inc. *	1,757	10

National CineMedia, Inc.	5,250	98

Pinnacle Entertainment, Inc. *	6,725	92

Reading International, Inc., Class A *	1,312	7

Rick’s Cabaret International, Inc. *	6,900	75

Scientific Games Corp., Class A *	1,375	12

Shuffle Master, Inc. *	4,480	48

Six Flags Entertainment Corp.	3,300	238

Speedway Motorsports, Inc.	2,483	40
Vail Resorts, Inc. *	4,476	218
		1,355

Environmental Control – 0.5%

Calgon Carbon Corp. *	5,259	83

Clean Harbors, Inc. *	2,773	274

Darling International, Inc. *	10,412	160

EnergySolutions, Inc.	3,659	22

Fuel Tech, Inc.*	1,463	13

Heritage-Crystal Clean, Inc.*	714	10

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Environmental Control – 0.5% – continued

Metalico, Inc. *	1,461	$9

Met-Pro Corp.	893	11

Mine Safety Appliances Co.	4,055	149

Perma-Fix Environmental Services *	4,229	6

Tetra Tech, Inc. *	8,566	211

TRC Cos., Inc. *	2,197	11
US Ecology, Inc.	1,141	20
		979

Food – 1.6%

Amcon Distributing Co.	515	41

Arden Group, Inc., Class A	1,235	94

B&G Foods, Inc.	9,839	185

Bridgford Foods Corp.	582	6

Calavo Growers, Inc.	595	13

Cal-Maine Foods, Inc.	3,184	94

Chiquita Brands International, Inc. *	6,982	107

Diamond Foods, Inc.	2,309	129

Feihe International, Inc. *	298	3

Fresh Del Monte Produce, Inc.	5,400	141

Golden Enterprises, Inc.	670	2

Hain Celestial Group (The), Inc. *	5,976	193

HQ Sustainable Maritime Industries, Inc. *	1,159	4

Imperial Sugar Co. *	595	8

Ingles Markets, Inc., Class A	4,220	84

J&J Snack Foods Corp.	3,345	157

Lancaster Colony Corp.	2,759	167

Lifeway Foods, Inc. *	298	3

M&F Worldwide Corp. *	2,183	55

Nash Finch Co.	1,588	60

Ruddick Corp.	5,111	197

Sanderson Farms, Inc.	3,044	140

Seneca Foods Corp., Class A *	298	9

Smart Balance, Inc. *	1,727	8

Snyders-Lance, Inc.	2,317	46

Spartan Stores, Inc.	2,603	38

Tootsie Roll Industries, Inc.	5,691	161

TreeHouse Foods, Inc. *	4,937	281

United Natural Foods, Inc. *	5,665	254

Village Super Market, Inc., Class A	1,463	43
Weis Markets, Inc.	3,929	159
		2,882

Forest Products & Paper – 0.5%

Boise, Inc.	5,547	51

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Forest Products & Paper – 0.5% – continued

Buckeye Technologies, Inc.	4,229	$115

Clearwater Paper Corp. *	1,756	143

Deltic Timber Corp.	1,000	67

KapStone Paper and Packaging Corp. *	1,141	20

Neenah Paper, Inc.	7,025	154

Orchids Paper Products Co.	595	7

P.H. Glatfelter Co.	4,667	62

Potlatch Corp.	2,778	112

Schweitzer-Mauduit International, Inc.	3,356	170
Wausau Paper Corp.	4,218	32
		933

Gas – 1.2%

Chesapeake Utilities Corp.	3,278	136

Delta Natural Gas Co., Inc.	153	5

Laclede Group (The), Inc.	2,490	95

New Jersey Resources Corp.	6,125	263

Nicor, Inc.	6,567	353

Northwest Natural Gas Co.	3,344	154

Piedmont Natural Gas Co., Inc.	9,619	292

RGC Resources, Inc.	345	12

South Jersey Industries, Inc.	4,373	245

Southwest Gas Corp.	7,368	287
WGL Holdings, Inc.	7,952	310
		2,152

Hand/Machine Tools – 0.1%
Franklin Electric Co., Inc.	3,639	168

Healthcare – Products – 4.0%

Abaxis, Inc. *	3,643	105

ABIOMED, Inc. *	7,859	114

Affymetrix, Inc. *	7,427	39

Align Technology, Inc. *	8,416	172

Allied Healthcare Products *	428	2

Alphatec Holdings, Inc. *	1,871	5

American Medical Alert Corp.	1,009	6

American Medical Systems Holdings, Inc. *	9,391	203

Angiodynamics, Inc. *	3,500	53

Arthrocare Corp. *	3,400	113

AtriCure, Inc. *	2,645	30

Atrion Corp.	653	114

BioMimetic Therapeutics, Inc. *	6,032	79

Bovie Medical Corp. *	1,174	4

Bruker Corp. *	18,330	382

Cantel Medical Corp.	4,079	105

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Healthcare - Products – 4.0% – continued

CardioNet, Inc. *	1,727	$8

Cardiovascular Systems, Inc. *	6,395	69

Cepheid, Inc. *	8,440	236

Conceptus, Inc. *	5,664	82

CONMED Corp. *	4,962	130

Cooper (The) Cos., Inc.	1,290	90

CryoLife, Inc. *	1,312	8

Cutera, Inc. *	5,695	49

Cyberonics, Inc. *	4,103	130

Cynosure, Inc., Class A *	7,218	100

Daxor Corp.	560	6

DexCom, Inc. *	2,615	41

Endologix, Inc. *	5,084	34

Exactech, Inc. *	2,330	41

Female Health (The) Co.	1,151	6

Greatbatch, Inc. *	5,459	144

Haemonetics Corp. *	3,504	230

Hanger Orthopedic Group, Inc. *	2,779	72

Hansen Medical, Inc. *	2,167	5

ICU Medical, Inc. *	1,605	70

Immucor, Inc. *	9,589	190

Insulet Corp. *	2,334	48

Integra LifeSciences Holdings Corp. *	3,950	187

Invacare Corp.	5,954	185

IRIS International, Inc. *	5,659	51

Kensey Nash Corp. *	3,281	82

LCA-Vision, Inc. *	8,137	55

Luminex Corp. *	3,639	68

MAKO Surgical Corp. *	725	18

Masimo Corp.	6,385	211

Medical Action Industries, Inc. *	7,276	61

MELA Sciences, Inc. *	2,052	7

Merge Healthcare, Inc. *	2,320	11

Meridian Bioscience, Inc.	5,394	129

Merit Medical Systems, Inc. *	6,938	136

Natus Medical, Inc. *	4,700	79

NuVasive, Inc. *	3,804	96

NxStage Medical, Inc. *	2,634	58

OraSure Technologies, Inc. *	13,979	110

Orthofix International N.V. *	4,971	161

Orthovita, Inc. *	2,189	5

Palomar Medical Technologies, Inc. *	2,473	37

PSS World Medical, Inc. *	8,286	225

Quidel Corp.*	6,990	84

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Healthcare - Products – 4.0% – continued

Rochester Medical Corp. *	1,442	$17

Rockwell Medical Technologies, Inc. *	1,306	12

Sirona Dental Systems, Inc. *	6,550	329

SonoSite, Inc. *	3,900	130

Span-America Medical Systems, Inc.	421	6

Spectranetics Corp. *	1,588	7

Stereotaxis, Inc. *	2,481	10

STERIS Corp.	8,268	286

SurModics, Inc. *	2,332	29

Synovis Life Technologies, Inc. *	893	17

TomoTherapy, Inc. *	4,808	22

TranS1, Inc. *	2,452	11

United-Guardian, Inc.	560	8

Utah Medical Products, Inc.	164	5

Vascular Solutions, Inc. *	6,010	66

Vital Images, Inc. *	5,611	76

Volcano Corp. *	7,264	186

West Pharmaceutical Services, Inc.	5,833	261

Wright Medical Group, Inc. *	4,700	80

Young Innovations, Inc.	2,597	82
Zoll Medical Corp. *	4,819	216
		7,227

Healthcare – Services – 2.4%

Air Methods Corp. *	2,453	165

Alliance HealthCare Services, Inc. *	5,801	26

Allied Healthcare International, Inc. *	2,892	7

Almost Family, Inc. *	2,309	87

Amedisys, Inc. *	4,226	148

America Service Group, Inc.	1,166	30

American Dental Partners, Inc. *	11,225	147

AMERIGROUP Corp. *	6,981	448

Amsurg Corp. *	5,520	140

Assisted Living Concepts, Inc., Class A *	4,106	161

Bio-Reference Labs, Inc. *	3,076	69

Capital Senior Living Corp. *	1,726	18

Centene Corp. *	7,264	240

Continucare Corp. *	6,120	33

Dynacq Healthcare, Inc. *	837	2

Emeritus Corp. *	6,656	169

Ensign Group (The), Inc.	1,588	51

Gentiva Health Services, Inc. *	4,383	123

Healthsouth Corp. *	10,634	266

Healthspring, Inc. *	8,152	305

IPC The Hospitalist Co., Inc. *	3,478	158

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Healthcare - Services – 2.4% – continued

Kindred Healthcare, Inc. *	6,251	$149

LHC Group, Inc. *	3,639	109

Magellan Health Services, Inc. *	5,239	257

Medcath Corp. *	3,930	55

Metropolitan Health Networks, Inc. *	4,072	19

Molina Healthcare, Inc. *	3,474	139

NovaMed, Inc. *	4,328	57

RadNet, Inc. *	16,784	59

RehabCare Group, Inc. *	4,528	167

Skilled Healthcare Group, Inc., Class A *	3,056	44

Sun Healthcare Group, Inc. *	1,592	22

Sunrise Senior Living, Inc. *	3,763	45

Triple-S Management Corp., Class B *	4,085	84

U.S. Physical Therapy, Inc.	4,372	98
WellCare Health Plans, Inc. *	6,347	266
		4,363

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	5,170	76

Harbinger Group, Inc. *	13,767	72
Resource America, Inc., Class A	2,177	14
		162

Home Builders – 0.4%

Amrep Corp. *	893	9

Beazer Homes USA, Inc. *	1,910	9

Brookfield Homes Corp. *	867	8

Cavco Industries, Inc. *	3,176	143

Hovnanian Enterprises, Inc., Class A *	1,877	7

KB Home	9,017	112

M/I Homes, Inc. *	869	13

MDC Holdings, Inc.	4,200	106

Meritage Homes Corp. *	2,800	68

Nobility Homes, Inc. *	858	8

Palm Harbor Homes, Inc. *	1,097	–

Ryland Group (The), Inc.	5,259	84

Skyline Corp.	2,621	52

Thor Industries, Inc.	3,053	102
Winnebago Industries, Inc. *	4,927	66
		787

Home Furnishings – 0.4%

American Woodmark Corp.	3,803	79

Audiovox Corp., Class A *	1,141	9

DTS, Inc. *	2,021	94

Emerson Radio Corp. *	1,731	4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Home Furnishings – 0.4% – continued

Ethan Allen Interiors, Inc.	5,800	$127

Flexsteel Industries, Inc.	1,504	23

Furniture Brands International, Inc. *	3,479	16

Hooker Furniture Corp.	6,128	73

Kimball International, Inc., Class B	3,938	28

La-Z-Boy, Inc. *	8,880	85

Sealy Corp. *	4,957	13

Select Comfort Corp. *	5,400	65

Stanley Furniture Co., Inc. *	1,615	9

TiVo, Inc. *	10,471	92
Universal Electronics, Inc. *	1,160	34
		751

Household Products/Wares – 0.4%

ACCO Brands Corp. *	11,796	113

American Greetings Corp., Class A	5,113	121

Blyth, Inc.	860	28

Central Garden and Pet Co., Class A *	4,665	43

CSS Industries, Inc.	1,292	24

Ennis, Inc.	5,385	92

Helen of Troy Ltd. *	3,375	99

Oil-Dri Corp. of America	306	6

Prestige Brands Holdings, Inc. *	3,056	35

Standard Register (The) Co.	1,584	5
WD-40 Co.	4,088	173
		739

Insurance – 2.8%

Alterra Capital Holdings Ltd.	11,731	262

American Equity Investment Life Holding Co.	9,911	130

American Safety Insurance Holdings Ltd. *	6,764	145

AMERISAFE, Inc. *	2,186	48

Amtrust Financial Services, Inc.	4,808	92

Argo Group International Holdings Ltd.	2,318	77

Baldwin & Lyons, Inc., Class B	3,911	92

Citizens, Inc. *	12,707	93

CNO Financial Group, Inc. *	29,247	220

Crawford & Co., Class B	17,851	85

Delphi Financial Group, Inc., Class A	6,275	193

Donegal Group, Inc., Class A	1,766	24

Eastern Insurance Holdings, Inc.	1,290	17

eHealth, Inc. *	5,373	71

EMC Insurance Group, Inc.	6,027	150

Employers Holdings, Inc.	3,300	68

FBL Financial Group, Inc., Class A	2,026	62

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Insurance – 2.8% – continued

First Acceptance Corp. *	3,340	$6

First American Financial Corp.	11,940	197

Flagstone Reinsurance Holdings S.A.	9,875	89

FPIC Insurance Group, Inc. *	2,916	110

GAINSCO, Inc.	714	5

Gerova Financial Group Ltd. *	3,500	18

Greenlight Capital Re Ltd., Class A *	4,505	127

Hallmark Financial Services, Inc. *	1,009	8

Harleysville Group, Inc.	3,908	129

Hilltop Holdings, Inc. *	3,060	31

Horace Mann Educators Corp.	4,196	70

Independence Holding Co.	1,020	8

Investors Title Co.	1,069	34

Kansas City Life Insurance Co.	2,033	65

Life Partners Holdings, Inc.	8,256	66

Maiden Holdings Ltd.	284	2

Meadowbrook Insurance Group, Inc.	3,950	41

MGIC Investment Corp. *	23,144	206

Montpelier Re Holdings Ltd.	10,190	180

National Interstate Corp.	3,481	73

National Western Life Insurance Co., Class A	604	98

OneBeacon Insurance Group Ltd., Class A	4,499	61

Phoenix (The) Cos., Inc. *	7,582	21

Platinum Underwriters Holdings Ltd.	5,366	204

PMI Group (The), Inc. *	3,193	9

Presidential Life Corp.	2,491	24

Primerica, Inc.	1,034	26

Primus Guaranty Ltd. *	2,171	11

ProAssurance Corp. *	4,134	262

Radian Group, Inc.	15,400	105

RLI Corp.	3,355	193

Safety Insurance Group, Inc.	2,599	120

SeaBright Holdings, Inc.	1,290	13

Selective Insurance Group, Inc.	6,252	108

Stewart Information Services Corp.	5,547	58

Symetra Financial Corp.	5,300	72

Tower Group, Inc.	4,812	116

Unico American Corp.	214	2

United Fire & Casualty Co.	5,384	109

Universal American Corp.	8,137	186
Universal Insurance Holdings, Inc.	1,756	10
		5,102

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Internet – 2.9%

1-800-FLOWERS.COM, Inc., Class A *	3,763	$12

AboveNet, Inc.	2,200	143

AsiaInfo-Linkage, Inc. *	5,803	126

Blue Coat Systems, Inc. *	4,237	119

Blue Nile, Inc. *	1,471	79

BroadSoft, Inc. *	1,800	86

Cogent Communications Group, Inc. *	8,271	118

comScore, Inc. *	3,206	95

DealerTrack Holdings, Inc. *	7,707	177

Digital River, Inc. *	4,664	175

Drugstore.com, Inc. *	3,332	13

Earthlink, Inc.	19,482	153

ePlus, Inc. *	4,366	116

Global Sources Ltd. *	4,528	53

GSI Commerce, Inc. *	1,291	38

Imergent, Inc.	1,588	11

Infospace, Inc. *	3,336	29

Internap Network Services Corp. *	4,198	28

Internet Capital Group, Inc. *	1,583	22

iPass, Inc. *	2,134	3

j2 Global Communications, Inc. *	6,116	180

Keynote Systems, Inc.	7,261	135

Lionbridge Technologies, Inc. *	2,905	10

Liquidity Services, Inc. *	4,635	83

LoopNet, Inc. *	6,094	86

ModusLink Global Solutions, Inc.	8,154	45

Move, Inc. *	5,089	12

NIC, Inc.	5,657	70

Nutrisystem, Inc.	3,076	45

Online Resources Corp. *	2,026	8

OpenTable, Inc. *	1,873	199

Openwave Systems, Inc. *	3,352	7

Orbitz Worldwide, Inc. *	3,392	12

Overstock.com, Inc. *	893	14

PC-Tel, Inc. *	1,457	11

Perficient, Inc. *	3,364	40

Rackspace Hosting, Inc. *	11,324	485

RealNetworks, Inc. *	12,633	47

S1 Corp. *	4,800	32

Saba Software, Inc. *	1,448	14

Safeguard Scientifics, Inc. *	1,326	27

Sapient Corp. *	11,038	126

Shutterfly, Inc. *	4,142	217

Sourcefire, Inc. *	3,052	84

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Internet – 2.9% – continued

Stamps.com, Inc.	5,393	$72

support.com, Inc. *	3,056	16

TeleCommunication Systems, Inc., Class A *	6,550	27

Terremark Worldwide, Inc. *	5,830	111

TIBCO Software, Inc. *	23,425	638

Travelzoo, Inc. *	3,796	253

United Online, Inc.	8,590	54

ValueClick, Inc. *	10,640	154

VASCO Data Security International, Inc. *	3,357	46

VirnetX Holding Corp.	2,900	58

Vocus, Inc. *	2,778	72

Web.com Group, Inc. *	2,040	30

Websense, Inc. *	6,855	157
Zix Corp. *	3,634	13
		5,286

Investment Companies – 0.5%

Apollo Investment Corp.	23,691	286

Arlington Asset Investment Corp., Class A	595	18

BlackRock Kelso Capital Corp.	4,642	47

Capital Southwest Corp.	855	78

Gladstone Investment Corp.	1,307	10

Harris & Harris Group, Inc. *	1,588	9

Kohlberg Capital Corp.	1,746	15

MCG Capital Corp.	5,080	33

Medallion Financial Corp.	1,004	9

NGP Capital Resources Co.	1,030	10

PennantPark Investment Corp.	1,290	15

Prospect Capital Corp.	10,467	128

Solar Capital Ltd.	2,900	69

TICC Capital Corp.	1,588	17
Triangle Capital Corp.	3,500	63
		807

Iron/Steel – 0.4%

AK Steel Holding Corp. *	12,500	197

Carpenter Technology Corp.	5,100	218

China Precision Steel, Inc. *	2,783	5

Great Northern Iron Ore Properties	298	37

Schnitzer Steel Industries, Inc., Class A	2,600	169

Shiloh Industries, Inc.	1,736	20
Universal Stainless & Alloy *	2,917	99
		745

Leisure Time – 0.5%

Ambassadors Group, Inc.	893	10

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Leisure Time – 0.5% – continued

Arctic Cat, Inc. *	3,800	$59

Bowl America, Inc., Class A	560	7

Brunswick Corp.	3,025	77

Callaway Golf Co.	11,944	81

Interval Leisure Group, Inc. *	2,363	38

Johnson Outdoors, Inc., Class A *	2,215	34

Life Time Fitness, Inc. *	4,069	152

Marine Products Corp. *	2,907	23

Polaris Industries, Inc.	3,762	327
Town Sports International Holdings, Inc. *	3,505	18
		826

Lodging – 0.2%

Ameristar Casinos, Inc.	3,671	65

Boyd Gaming Corp. *	1,325	12

Gaylord Entertainment Co. *	4,664	162

Marcus Corp.	2,618	29

Monarch Casino & Resort, Inc. *	1,011	10

Morgans Hotel Group Co. *	8,678	85
Red Lion Hotels Corp. *	1,309	11
		374

Machinery – Construction & Mining – 0.0%
Astec Industries, Inc. *	1,600	60

Machinery – Diversified – 1.8%

Alamo Group, Inc.	595	16

Altra Holdings, Inc. *	3,344	79

Applied Industrial Technologies, Inc.	7,003	233

Briggs & Stratton Corp.	6,855	155

Cascade Corp.	2,059	92

Chart Industries, Inc. *	3,657	201

Cognex Corp.	4,500	127

Columbus McKinnon Corp. *	1,439	27

DXP Enterprises, Inc. *	3,993	92

Flow International Corp. *	2,462	11

Global Power Equipment Group, Inc. *	4,436	122

Gorman-Rupp (The) Co.	1,733	68

Hollysys Automation Technologies Ltd. *	4,400	59

Hurco Cos., Inc. *	1,159	35

Intermec, Inc. *	7,549	81

iRobot Corp.*	3,688	121

Kadant, Inc. *	858	23

Key Technology, Inc. *	4,860	98

Lindsay Corp.	1,588	126

Manitowoc Co. (The), Inc.	14,544	318

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Machinery – Diversified – 1.8% – continued

Middleby Corp. *	2,896	$270

NACCO Industries, Inc., Class A	1,295	143

Nordson Corp.	3,638	419

Robbins & Myers, Inc.	4,560	210

Sauer-Danfoss, Inc.*	750	38

Tecumseh Products Co., Class A *	1,326	13

Tennant Co.	1,300	55
Twin Disc, Inc.	714	23
		3,255

Media – 0.6%

CKX, Inc. *	6,417	27

Courier Corp.	3,637	51

Crown Media Holdings, Inc., Class A *	4,502	10

Daily Journal Corp. *	500	36

DG FastChannel, Inc. *	3,636	117

Dolan (The) Co. *	893	11

Entercom Communications Corp., Class A *	6,700	74

Fisher Communications, Inc. *	562	17

Journal Communications, Inc., Class A *	4,642	28

LIN TV Corp., Class A *	3,924	23

LodgeNet Interactive Corp. *	1,886	7

Martha Stewart Living Omnimedia, Inc., Class A *	3,035	11

Meredith Corp.	3,777	128

New York Times (The) Co., Class A *	14,400	136

Nexstar Broadcasting Group, Inc., Class A *	2,038	18

Outdoor Channel Holdings, Inc. *	8,926	67

PRIMEDIA, Inc.	1,616	8

Saga Communications, Inc., Class A *	560	19

Scholastic Corp.	4,055	110

Sinclair Broadcast Group, Inc., Class A	6,275	79

Value Line, Inc.	3,045	45
World Wrestling Entertainment, Inc., Class A	7,874	99
		1,121

Metal Fabrication/Hardware – 1.0%

A.M. Castle & Co. *	5,803	110

Ampco-Pittsburgh Corp.	1,290	36

CIRCOR International, Inc.	2,927	138

Dynamic Materials Corp.	1,018	28

Eastern (The) Co.	427	8

Furmanite Corp. *	1,740	14

Haynes International, Inc.	2,713	150

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Metal Fabrication/Hardware – 1.0% – continued

Kaydon Corp.	4,077	$160

L.B. Foster Co., Class A	2,026	87

Ladish Co., Inc. *	1,695	93

Lawson Products, Inc.	306	7

Mueller Industries, Inc.	5,954	218

Mueller Water Products, Inc., Class A	19,484	87

Northwest Pipe Co. *	2,335	54

Olympic Steel, Inc.	2,778	91

Omega Flex, Inc. *	596	8

RBC Bearings, Inc. *	4,517	173

Sun Hydraulics Corp.	2,467	106
Worthington Industries, Inc.	9,464	198
		1,766

Mining – 0.8%

AMCOL International Corp.	2,597	94

Century Aluminum Co. *	4,700	88

General Moly, Inc. *	3,326	18

Globe Specialty Metals, Inc.	6,400	146

Gold Resource Corp. *	5,100	136

Hecla Mining Co. *	32,300	293

Horsehead Holding Corp. *	9,468	161

Kaiser Aluminum Corp.	1,881	93

Materion Corp. *	1,898	77

Stillwater Mining Co. *	8,435	193

United States Lime & Minerals, Inc. *	1,588	64

Uranerz Energy Corp. *	9,725	31

Uranium Energy Corp. *	2,200	9

US Gold Corp. *	2,348	21
USEC, Inc. *	20,512	90
		1,514

Miscellaneous Manufacturing – 2.4%

A.O. Smith Corp.	5,235	232

Actuant Corp., Class A	6,240	181

Acuity Brands, Inc.	4,796	281

American Railcar Industries, Inc. *	714	18

Ameron International Corp.	1,290	90

AZZ, Inc.	2,906	132

Barnes Group, Inc. *	6,685	140

Blount International, Inc. *	2,341	37

Brink’s (The) Co.	5,500	182

Ceradyne, Inc. *	5,078	229

Chase Corp.	565	10

CLARCOR, Inc.	5,546	249

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Miscellaneous Manufacturing – 2.4% – continued

Colfax Corp. *	2,780	$64

Eastman Kodak Co. *	28,500	92

EnPro Industries, Inc. *	2,481	90

ESCO Technologies, Inc.	3,788	144

Federal Signal Corp.	4,070	26

FreightCar America, Inc. *	1,290	42

GP Strategies Corp. *	1,016	14

Griffon Corp. *	7,416	97

Hexcel Corp. *	4,065	80

Koppers Holdings, Inc.	2,317	99

LGL Group, Inc. *	4,137	57

LSB Industries, Inc. *	3,193	127

Matthews International Corp., Class A	4,923	190

Metabolix, Inc. *	2,332	24

Movado Group, Inc. *	1,903	28

Myers Industries, Inc.	3,797	38

NL Industries, Inc.	3,762	56

PMFG, Inc. *	2,327	50

Polypore International, Inc. *	2,481	143

Raven Industries, Inc.	3,075	189

Smith & Wesson Holding Corp. *	1,605	6

Standex International Corp.	1,153	44

STR Holdings, Inc. *	5,700	109

Sturm Ruger & Co., Inc.	7,688	177

Tredegar Corp.	6,900	149

Trimas Corp. *	3,857	83
Trinity Industries, Inc.	9,172	336
		4,335

Office Furnishings – 0.3%

Herman Miller, Inc.	6,275	173

HNI Corp.	6,121	193

Interface, Inc., Class A	4,490	83

Knoll, Inc.	7,983	167
Virco Manufacturing Corp.	2,033	7
		623

Oil & Gas – 3.5%

Alon USA Energy, Inc.	3,632	50

Apco Oil and Gas International, Inc.	592	51

Approach Resources, Inc. *	3,790	127

ATP Oil & Gas Corp. *	5,219	95

Berry Petroleum Co., Class A	6,831	345

Bill Barrett Corp. *	5,093	203

Brigham Exploration Co. *	12,233	455

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Oil & Gas – 3.5% – continued

Bronco Drilling Co., Inc .*	1,435	$16

Callon Petroleum Co. *	7,124	55

Carrizo Oil & Gas, Inc. *	3,940	146

Cheniere Energy, Inc. *	5,106	48

Clayton Williams Energy, Inc. *	1,166	123

Comstock Resources, Inc. *	5,200	161

Contango Oil & Gas Co. *	2,339	148

CREDO Petroleum Corp. *	3,599	46

CVR Energy, Inc. *	4,790	111

Delek US Holdings, Inc.	3,779	51

Endeavour International Corp. *	1,180	15

Energy Partners Ltd. *	4,300	77

Energy XXI Bermuda Ltd. *	6,400	218

Evolution Petroleum Corp. *	8,100	63

Frontier Oil Corp.	12,715	373

FX Energy, Inc. *	4,953	42

Georesources, Inc. *	2,796	88

GMX Resources, Inc. *	1,010	6

Gran Tierra Energy, Inc. *	2,481	20

Gulfport Energy Corp. *	8,303	300

Harvest Natural Resources, Inc. *	5,506	84

Hercules Offshore, Inc. *	6,095	40

Holly Corp.	5,223	317

Houston American Energy Corp.	1,432	22

Isramco, Inc. *	266	17

Kodiak Oil & Gas Corp. *	19,700	132

Magnum Hunter Resources Corp. *	7,700	66

Northern Oil and Gas, Inc. *	6,128	164

Panhandle Oil and Gas, Inc., Class A	3,893	123

Penn Virginia Corp.	4,069	69

Petroleum Development Corp. *	4,069	195

Petroquest Energy, Inc. *	11,336	106

Pioneer Drilling Co. *	4,238	59

PrimeEnergy Corp. *	1,808	47

Rex Energy Corp. *	6,332	74

Rosetta Resources, Inc. *	6,659	317

SandRidge Energy, Inc. *	25,326	324

Stone Energy Corp. *	3,485	116

Swift Energy Co. *	3,771	161

Texas Pacific Land Trust	1,588	71

Toreador Resources Corp. *	4,688	51

Vaalco Energy, Inc. *	12,667	98

Vanguard Natural Resources LLC	1,900	60

W&T Offshore, Inc.	3,500	80

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Oil & Gas – 3.5% – continued

Warren Resources, Inc. *	3,194	$16

Western Refining, Inc. *	9,220	156
Zion Oil & Gas, Inc. *	1,310	6
		6,404

Oil & Gas Services – 2.4%

Basic Energy Services, Inc. *	6,710	171

Bolt Technology Corp. *	4,931	67

Cal Dive International, Inc. *	14,820	104

CARBO Ceramics, Inc.	3,510	495

Complete Production Services, Inc. *	7,860	250

Dawson Geophysical Co. *	3,192	140

Dril-Quip, Inc. *	4,646	367

Exterran Holdings, Inc. *	8,000	190

Geokinetics, Inc. *	9,142	77

Global Industries Ltd. *	16,996	166

Gulf Island Fabrication, Inc.	2,889	93

Helix Energy Solutions Group, Inc. *	9,725	167

Hornbeck Offshore Services, Inc. *	4,640	143

ION Geophysical Corp. *	16,187	205

Key Energy Services, Inc. *	15,255	237

Lufkin Industries, Inc.	3,876	362

Matrix Service Co. *	3,357	47

Natural Gas Services Group, Inc. *	4,063	72

Newpark Resources, Inc. *	7,864	62

OYO Geospace Corp. *	656	65

RPC, Inc.	20,497	519

Tetra Technologies, Inc. *	9,600	148

TGC Industries, Inc. *	1,604	13

Union Drilling, Inc. *	1,166	12
Willbros Group, Inc. *	10,897	119
		4,291

Packaging & Containers – 0.5%

AEP Industries, Inc. *	2,455	73

Graphic Packaging Holding Co. *	11,218	61

Rock-Tenn Co., Class A	5,543	384
Silgan Holdings, Inc.	9,148	349
		867

Pharmaceuticals – 2.2%

Acura Pharmaceuticals, Inc. *	10,330	33

Adolor Corp. *	1,241	2

Akorn, Inc. *	12,181	70

Alimera Sciences, Inc. *	4,066	32

Alkermes, Inc.*	8,730	113

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95. 6% – continued

Pharmaceuticals – 2.2% – continued

Allos Therapeutics, Inc. *	7,550	$24

Amicus Therapeutics, Inc. *	2,364	17

Ardea Biosciences, Inc. *	2,895	83

Array Biopharma, Inc. *	2,928	9

Auxilium Pharmaceuticals, Inc. *	4,069	87

AVANIR Pharmaceuticals, Inc., Class A *	19,484	80

AVI BioPharma, Inc. *	3,180	6

Biodel, Inc. *	2,342	5

BioDelivery Sciences International, Inc. *	2,321	8

BioScrip, Inc. *	5,976	28

Biospecifics Technologies Corp. *	298	8

Caraco Pharmaceutical Laboratories Ltd. *	2,344	12

Catalyst Health Solutions, Inc. *	4,805	269

CPEX Pharmaceuticals, Inc. *	2,700	74

Cytori Therapeutics, Inc. *	1,182	9

Depomed, Inc. *	1,749	18

Durect Corp. *	3,795	14

Dyax Corp. *	2,777	4

Hi-Tech Pharmacal Co., Inc. *	2,200	44

Idenix Pharmaceuticals, Inc.4*	2,486	8

Impax Laboratories, Inc. *	9,550	243

Infinity Pharmaceuticals, Inc. *	1,439	8

ISTA Pharmaceuticals, Inc. *	1,878	19

Jazz Pharmaceuticals, Inc. *	4,536	144

Lannett Co., Inc. *	1,726	10

Mannatech, Inc. *	1,603	3

MAP Pharmaceuticals, Inc. *	3,936	54

Medicis Pharmaceutical Corp., Class A	8,123	260

Medivation, Inc. *	7,557	141

Nabi Biopharmaceuticals *	6,384	37

Natural Alternatives International, Inc. *	867	5

Nature’s Sunshine Products, Inc. *	8,014	72

Nektar Therapeutics *	8,599	81

Neogen Corp. *	2,466	102

Neurocrine Biosciences, Inc. *	2,057	16

NeurogesX, Inc. *	10,267	42

Nutraceutical International Corp. *	2,022	30

Obagi Medical Products, Inc. *	5,083	64

Omega Protein Corp. *	1,147	15

Onyx Pharmaceuticals, Inc. *	7,343	258

Opko Health, Inc. *	11,213	42

Optimer Pharmaceuticals, Inc. *	1,761	21

Orexigen Therapeutics, Inc. *	3,039	9

Osiris Therapeutics, Inc.*	2,778	20

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Pharmaceuticals – 2.2% – continued

Pain Therapeutics, Inc. *	4,650	$44

Par Pharmaceutical Cos., Inc. *	4,942	154

Pharmasset, Inc. *	2,183	172

PharMerica Corp. *	3,056	35

Pozen, Inc. *	1,439	8

Progenics Pharmaceuticals, Inc. *	1,613	10

Questcor Pharmaceuticals, Inc. *	3,600	52

Salix Pharmaceuticals Ltd. *	5,657	198

Santarus, Inc. *	2,457	8

Schiff Nutrition International, Inc.	1,472	13

Sciclone Pharmaceuticals, Inc. *	2,473	10

SIGA Technologies, Inc. *	7,147	86

Spectrum Pharmaceuticals, Inc. *	1,886	17

Sucampo Pharmaceuticals, Inc., Class A *	5,435	23

Synta Pharmaceuticals Corp. *	2,052	11

Targacept, Inc. *	2,900	77

Trimeris, Inc. *	3,339	8

USANA Health Sciences, Inc. *	1,588	55

Vanda Pharmaceuticals, Inc. *	893	7
Viropharma, Inc. *	12,433	247
		3,988

Pipelines – 0.0%
Crosstex Energy, Inc. *	3,781	38

Real Estate – 0.2%

American Realty Investors, Inc. *	714	2

Avatar Holdings, Inc. *	3,406	67

Consolidated-Tomoka Land Co.	2,024	66

Forestar Group, Inc. *	7,516	143

Kennedy-Wilson Holdings, Inc. *	2,319	25

Stratus Properties, Inc. *	214	3

Transcontinental Realty Investors, Inc. *	182	1
United Capital Corp. *	721	20
		327

Real Estate Investment Trusts – 6.7%

Acadia Realty Trust	5,649	107

Agree Realty Corp.	5,418	122

Alexander’s, Inc.	604	246

American Campus Communities, Inc.	9,459	312

Anworth Mortgage Asset Corp.	14,400	102

Apollo Commercial Real Estate

Finance, Inc.	2,900	47

Arbor Realty Trust, Inc. *	3,501	20

ARMOUR Residential REIT, Inc.	9,000	68

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Real Estate Investment Trusts – 6.7% – continued

Ashford Hospitality Trust, Inc.	19,183	$211

Associated Estates Realty Corp. *	5,683	90

BioMed Realty Trust, Inc.	16,514	314

Brandywine Realty Trust	13,967	170

BRT Realty Trust *	1,898	12

CapLease, Inc. *	1,607	9

Capstead Mortgage Corp.	7,415	95

CBL & Associates Properties, Inc.	19,992	348

Cedar Shopping Centers, Inc. *	14,569	88

Chesapeake Lodging Trust	2,600	45

Cogdell Spencer, Inc.	1,301	8

Colonial Properties Trust	11,500	221

Colony Financial, Inc.	2,600	49

CommonWealth REIT	4,813	125

Cousins Properties, Inc.	12,812	107

CreXus Investment Corp.	3,800	43

Cypress Sharpridge Investments, Inc.	3,500	44

DiamondRock Hospitality Co.	22,441	251

DuPont Fabros Technology, Inc.	5,100	124

Dynex Capital, Inc.	734	7

EastGroup Properties, Inc.	3,194	140

Education Realty Trust, Inc. *	15,911	128

Entertainment Properties Trust	6,762	317

Equity Lifestyle Properties, Inc.	3,484	201

Equity One, Inc.	7,146	134

Extra Space Storage, Inc.	10,610	220

FelCor Lodging Trust, Inc. *	14,496	89

First Industrial Realty Trust, Inc. *	3,472	41

First Potomac Realty Trust	5,220	82

Franklin Street Properties Corp.	8,300	117

Getty Realty Corp.	2,481	57

Gladstone Commercial Corp.	4,055	74

Glimcher Realty Trust	8,595	79

Gramercy Capital Corp. *	2,605	11

Gyrodyne Co. of America, Inc. *	153	11

Hatteras Financial Corp.	4,500	127

Healthcare Realty Trust, Inc.	11,745	267

Hersha Hospitality Trust *	2,315	14

Highwoods Properties, Inc.	10,370	363

Home Properties, Inc.	5,449	321

Inland Real Estate Corp.	5,100	49

Invesco Mortgage Capital, Inc.	4,065	89

Investors Real Estate Trust	5,400	51

iStar Financial, Inc.*	10,343	95

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Real Estate Investment Trusts – 6.7% – continued

Kilroy Realty Corp. *	7,859	$305

Kite Realty Group Trust	2,059	11

LaSalle Hotel Properties	10,142	274

Lexington Realty Trust	12,600	118

LTC Properties, Inc.	3,652	103

Medical Properties Trust, Inc.	16,152	187

MFA Financial, Inc.	41,024	336

Mid-America Apartment Communities, Inc.	4,081	262

Mission West Properties, Inc.	1,164	8

Monmouth Real Estate Investment Corp., Class A	8,022	66

MPG Office Trust, Inc. *	2,495	9

National Health Investors, Inc.	3,508	168

National Retail Properties, Inc.	10,038	262

Newcastle Investment Corp. *	15,709	95

NorthStar Realty Finance Corp.	16,862	90

Omega Healthcare Investors, Inc.	13,474	301

One Liberty Properties, Inc.	887	13

Parkway Properties, Inc.	4,198	71

Pebblebrook Hotel Trust	2,600	58

Pennsylvania Real Estate Investment Trust	9,436	135

PennyMac Mortgage Investment Trust	2,900	53

PMC Commercial Trust	1,003	9

Post Properties, Inc. *	5,657	222

PS Business Parks, Inc.	2,491	144

RAIT Financial Trust	22,423	55

Ramco-Gershenson Properties Trust	5,093	64

Redwood Trust, Inc.	9,299	145

Resource Capital Corp.	8,275	55

Retail Opportunity Investments Corp.	11,100	121

Sabra Healthcare REIT, Inc. *	5,392	95

Saul Centers, Inc.	2,577	115

Sovran Self Storage, Inc.	3,200	127

Starwood Property Trust, Inc.	2,034	45

Strategic Hotels & Resorts, Inc. *	16,533	107

Sun Communities, Inc.	6,097	217

Sunstone Hotel Investors, Inc. *	11,800	120

Tanger Factory Outlet Centers	11,764	309

Two Harbors Investment Corp.	5,100	53

UMH Properties, Inc.	893	9

Universal Health Realty Income Trust	1,467	59

Urstadt Biddle Properties, Inc., Class A	3,926	75

U-Store-It Trust	11,077	117

Walter Investment Management Corp.	6,613	107

Washington Real Estate Investment Trust	8,821	274

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Real Estate Investment Trusts – 6.7% – continued
Winthrop Realty Trust	4,241	$52
		12,083

Retail – 5.7%

99 Cents Only Stores *	7,984	157

AFC Enterprises, Inc. *	1,142	17

America’s Car-Mart, Inc. *	867	22

ANN, Inc. *	1,562	45

Asbury Automotive Group, Inc. *	5,681	105

Ascena Retail Group, Inc. *	15,420	500

Benihana, Inc., Class A *	7,857	66

Big 5 Sporting Goods Corp.	2,048	24

Biglari Holdings, Inc. *	300	127

BJ’s Restaurants, Inc. *	1,872	74

Bob Evans Farms, Inc.	2,629	86

Books-A-Million, Inc.	1,166	5

Borders Group, Inc. *	620	–

Brown Shoe Co., Inc.	8,459	103

Buckle (The), Inc.	4,069	164

Buffalo Wild Wings, Inc. *	3,076	167

Build-A-Bear Workshop, Inc. *	2,032	12

Cabela’s, Inc. *	8,006	200

California Pizza Kitchen, Inc. *	4,500	76

Carrols Restaurant Group, Inc. *	1,457	14

Casey’s General Stores, Inc.	7,719	301

Cash America International, Inc.	4,086	188

Cato (The) Corp., Class A	3,616	89

CEC Entertainment, Inc.	5,803	219

Cheesecake Factory (The), Inc. *	8,152	245

Children’s Place Retail Stores (The), Inc. *	4,069	203

Christopher & Banks Corp.	2,910	19

Citi Trends, Inc. *	1,290	29

Coinstar, Inc. *	3,797	174

Collective Brands, Inc. *	7,721	167

Conn’s, Inc. *	2,901	13

Cracker Barrel Old Country Store, Inc.	2,313	114

Denny’s Corp. *	2,309	9

Destination Maternity Corp.	900	21

Dillard’s, Inc., Class A	8,270	332

DineEquity, Inc. *	1,760	97

Domino’s Pizza, Inc. *	7,574	140

DSW, Inc., Class A *	5,104	204

Duckwall-ALCO Stores, Inc. *	858	11

Einstein Noah Restaurant Group, Inc.	744	12

Ezcorp, Inc., Class A*	6,300	198

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Retail – 5.7% – continued

Famous Dave’s of America, Inc. *	2,485	$24

Finish Line (The), Inc., Class A	7,255	144

First Cash Financial Services, Inc. *	4,347	168

Fred’s, Inc., Class A	6,606	88

Frisch’s Restaurants, Inc.	3,201	68

Gaiam, Inc., Class A	858	6

Genesco, Inc. *	2,900	117

Golfsmith International Holdings, Inc. *	749	3

Group 1 Automotive, Inc.	2,778	119

Haverty Furniture Cos., Inc.	2,332	31

hhgregg, Inc. *	2,490	33

Hibbett Sports, Inc. *	5,088	182

HOT Topic, Inc.	3,485	20

HSN, Inc. *	4,500	144

Jack in the Box, Inc. *	7,431	169

Jos. A. Bank Clothiers, Inc. *	5,236	266

Kenneth Cole Productions, Inc., Class A *	1,611	21

Kirkland’s, Inc. *	1,588	25

Kona Grill, Inc. *	6,700	35

Krispy Kreme Doughnuts, Inc. *	3,474	24

Lithia Motors, Inc., Class A	1,601	23

Luby’s, Inc. *	1,580	8

Lumber Liquidators Holdings, Inc. *	2,550	64

McCormick & Schmick’s Seafood Restaurants, Inc. *	1,150	8

Men’s Wearhouse (The), Inc.	6,252	169

New York & Co., Inc. *	2,463	17

Nu Skin Enterprises, Inc., Class A	7,263	209

O’Charleys, Inc. *	1,459	9

OfficeMax, Inc. *	7,118	92

P.F. Chang’s China Bistro, Inc.	3,797	175

Pacific Sunwear of California, Inc. *	8,283	30

Pantry (The), Inc. *	851	13

Papa John’s International, Inc. *	2,638	84

PC Connection, Inc. *	1,325	12

PC Mall, Inc. *	1,174	12

Penske Automotive Group, Inc. *	10,023	201

Pep Boys - Manny, Moe & Jack	8,443	107

PetMed Express, Inc.	3,056	48

Pier 1 Imports, Inc. *	12,930	131

Pricesmart, Inc.	3,185	117

Red Robin Gourmet Burgers, Inc. *	6,748	182

Regis Corp.	5,523	98

Retail Ventures, Inc. *	6,751	116

Rite Aid Corp. *	6,220	7

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Retail – 5.7% – continued

Ruby Tuesday, Inc. *	7,408	$97

Rush Enterprises, Inc., Class A *	5,681	112

Ruth’s Hospitality Group Inc. *	3,474	18

Saks, Inc. *	13,983	158

Sally Beauty Holdings, Inc. *	13,836	194

Shoe Carnival, Inc. *	595	17

Sonic Automotive, Inc., Class A	8,226	115

Sonic Corp. *	6,463	59

Stage Stores, Inc.	7,105	137

Stein Mart, Inc.	3,507	35

Steinway Musical Instruments, Inc. *	2,897	64

Susser Holdings Corp. *	879	12

Syms Corp. *	1,013	7

Systemax, Inc. *	4,500	61

Texas Roadhouse, Inc.	10,453	178

Tuesday Morning Corp. *	1,459	7

Ulta Salon Cosmetics & Fragrance, Inc. *	3,076	148

West Marine, Inc. *	1,004	10

Wet Seal (The), Inc., Class A *	2,777	12

World Fuel Services Corp.	9,156	372

Zale Corp. *	2,754	11
Zumiez, Inc. *	2,023	53
		10,245

Savings & Loans – 1.3%

Abington Bancorp, Inc.	2,491	31

Astoria Financial Corp.	11,700	168

Bank Mutual Corp.	5,824	25

BankFinancial Corp.	2,028	19

Beacon Federal Bancorp, Inc.	5,600	81

Beneficial Mutual Bancorp, Inc. *	10,025	86

Berkshire Hills Bancorp, Inc.	6,191	129

Brookline Bancorp, Inc.	5,548	58

Brooklyn Federal Bancorp, Inc.	267	–

Cape Bancorp, Inc. *	1,165	11

Cheviot Financial Corp.	867	8

Chicopee Bancorp, Inc. *	893	13

Clifton Savings Bancorp, Inc.	3,077	37

Danvers Bancorp, Inc.	582	13

Dime Community Bancshares	3,051	45

ESB Financial Corp.	560	8

ESSA Bancorp, Inc.	893	12

First Clover Leaf Financial Corp.	267	2

First Defiance Financial Corp. *	743	11

First Financial Holdings, Inc.	5,393	61

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Savings & Loans – 1.3% – continued

First Financial Northwest, Inc. *	1,009	$6

First Pactrust Bancorp, Inc.	1,000	16

Flushing Financial Corp.	1,888	28

Fox Chase Bancorp, Inc.	6,428	90

Heritage Financial Group, Inc.	3,800	48

HF Financial Corp.	714	8

Hingham Institution for Savings	64	3

Home Federal Bancorp, Inc.	3,657	43

Investors Bancorp, Inc. *	3,474	52

Kaiser Federal Financial Group, Inc.	735	9

Kearny Financial Corp.	9,434	95

Kentucky First Federal Bancorp	862	7

Lake Shore Bancorp, Inc.	267	3

Legacy Bancorp, Inc.	1,024	13

Meridian Interstate Bancorp, Inc. *	749	11

Meta Financial Group, Inc.	450	7

MutualFirst Financial, Inc.	586	5

NASB Financial, Inc. *	5,006	81

NewAlliance Bancshares, Inc.	12,821	190

Newport Bancorp, Inc. *	160	2

Northeast Community Bancorp, Inc.	1,021	6

Northfield Bancorp, Inc.	6,264	86

Northwest Bancshares, Inc.	10,622	133

OceanFirst Financial Corp.	5,694	79

Oritani Financial Corp.	4,659	59

Provident Financial Services, Inc.	4,800	71

Provident New York Bancorp	4,065	42

Prudential Bancorp, Inc. of Pennsylvania	1,290	9

Pulaski Financial Corp.	855	6

Rockville Financial, Inc.	1,324	14

Roma Financial Corp.	6,125	68

Rome Bancorp, Inc.	714	8

Severn Bancorp, Inc. *	1,582	7

SI Financial Group, Inc.	1,055	11

Teche Holding Co.	153	6

TF Financial Corp.	321	7

United Community Bancorp	1,021	7

United Financial Bancorp, Inc.	4,196	69

ViewPoint Financial Group	1,899	25

Waterstone Financial, Inc. *	3,615	11

Westfield Financial, Inc.	2,471	22
WSFS Financial Corp.	3,064	144
		2,425

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Semiconductors – 3.1%

Advanced Analogic Technologies, Inc. *	2,930	$11

Amkor Technology, Inc. *	16,275	110

Anadigics, Inc. *	4,954	22

ATMI, Inc. *	2,900	55

Brooks Automation, Inc. *	10,576	145

BTU International, Inc. *	2,481	27

Cabot Microelectronics Corp. *	3,364	176

Ceva, Inc. *	582	16

Cirrus Logic, Inc. *	11,936	251

Cohu, Inc.	5,718	88

Diodes, Inc. *	5,822	198

DSP Group, Inc. *	2,749	21

Emulex Corp. *	12,674	135

Entegris, Inc. *	15,276	134

Entropic Communications, Inc. *	7,032	59

Exar Corp. *	12,220	74

Fairchild Semiconductor International, Inc. *	14,400	262

Formfactor, Inc. *	6,252	64

Hittite Microwave Corp. *	3,504	224

Integrated Device Technology, Inc. *	18,037	133

International Rectifier Corp. *	8,636	286

Intersil Corp., Class A	13,522	168

IXYS Corp. *	2,638	35

Kopin Corp. *	7,275	33

Lattice Semiconductor Corp. *	9,600	57

LTX-Credence Corp. *	7,700	70

Micrel, Inc.	10,916	147

Microsemi Corp. *	8,594	178

MIPS Technologies, Inc. *	6,015	63

MKS Instruments, Inc.	5,400	180

Monolithic Power Systems, Inc. *	4,803	68

Netlogic Microsystems, Inc. *	6,964	293

Omnivision Technologies, Inc. *	7,040	250

Pericom Semiconductor Corp. *	2,317	24

Photronics, Inc. *	1,886	17

PLX Technology, Inc. *	1,326	5

Power Integrations, Inc.	4,664	179

Rubicon Technology, Inc. *	3,338	92

Rudolph Technologies, Inc. *	2,622	29

Semtech Corp. *	8,125	203

Silicon Image, Inc. *	3,051	27

Standard Microsystems Corp. *	3,550	88

Supertex, Inc. *	3,771	84

Tessera Technologies, Inc. *	7,542	138

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Semiconductors – 3.1% – continued

TriQuint Semiconductor, Inc. *	16,159	$209

Ultratech, Inc. *	2,038	60

Veeco Instruments, Inc. *	5,071	258

Volterra Semiconductor Corp. *	3,781	94
Zoran Corp. *	4,362	45
		5,585

Software – 4.4%

Accelrys, Inc. *	3,615	29

ACI Worldwide, Inc. *	3,616	119

Actuate Corp. *	1,449	8

Acxiom Corp. *	8,313	119

Advent Software, Inc. *	6,704	192

American Software, Inc., Class A	7,026	52

Ariba, Inc. *	10,178	347

Aspen Technology, Inc. *	12,196	183

athenahealth, Inc. *	4,961	224

Avid Technology, Inc. *	6,710	150

Bitstream, Inc., Class A *	1,004	6

Blackbaud, Inc.	5,693	155

Blackboard, Inc. *	3,658	133

Callidus Software, Inc. *	2,186	15

CommVault Systems, Inc. *	6,111	244

Computer Programs & Systems, Inc.	4,058	261

Concur Technologies, Inc. *	5,429	301

CSG Systems International, Inc. *	5,946	119

Deltek, Inc. *	3,799	29

DemandTec, Inc. *	1,886	25

Digi International, Inc. *	1,886	20

Ebix, Inc. *	7,256	172

Epicor Software Corp. *	5,376	59

EPIQ Systems, Inc.	2,341	34

Fair Isaac Corp.	6,126	194

FalconStor Software, Inc. *	1,747	8

Geeknet, Inc. *	2,492	66

GSE Systems, Inc. *	1,588	4

inContact, Inc. *	8,428	28

Innerworkings, Inc. *	1,318	10

Innodata Isogen, Inc. *	2,038	5

Interactive Intelligence, Inc. *	1,161	45

JDA Software Group, Inc. *	3,644	110

Lawson Software, Inc. *	24,312	294

Mantech International Corp., Class A *	4,069	172

Market Leader, Inc. *	3,616	9

MedAssets, Inc. *	2,476	38

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Software – 4.4% – continued

Medidata Solutions, Inc. *	2,400	$61

Mediware Information Systems *	743	9

MicroStrategy, Inc., Class A *	1,290	173

Omnicell, Inc. *	3,181	48

Opnet Technologies, Inc.	4,664	182

Parametric Technology Corp. *	12,800	288

Pegasystems, Inc.	3,623	137

Pervasive Software, Inc. *	1,611	11

Progress Software Corp. *	6,549	190

PROS Holdings, Inc. *	1,156	17

QAD, Inc., Class B *	942	10

QLIK Technologies, Inc. *	7,844	204

Quality Systems, Inc.	2,753	229

Quest Software, Inc. *	11,214	285

RealPage, Inc. *	9,600	266

Renaissance Learning, Inc.	5,252	62

RightNow Technologies, Inc. *	4,638	145

Schawk, Inc.	5,811	113

Seachange International, Inc. *	1,588	15

Smith Micro Software, Inc. *	7,542	71

Sonic Foundry, Inc. *	4,700	70

SS&C Technologies Holdings, Inc. *	2,900	59

Synchronoss Technologies, Inc. *	5,657	197

SYNNEX Corp. *	3,920	128

Taleo Corp., Class A *	3,936	140

Trident Microsystems, Inc. *	3,472	4

Tyler Technologies, Inc. *	6,093	144

Ultimate Software Group, Inc. *	3,800	223
VeriFone Systems, Inc. *	8,873	488
		7,948

Storage/Warehousing – 0.0%
Mobile Mini, Inc. *	2,747	66

Telecommunications – 3.6%

8x8, Inc. *	15,996	45

Acme Packet, Inc. *	7,150	507

ADPT Corp. *	27,781	82

ADTRAN, Inc.	7,207	306

Alaska Communications Systems Group, Inc.	8,522	91

Anaren, Inc. *	5,476	110

Anixter International, Inc.	4,491	314

Arris Group, Inc. *	14,985	191

Aruba Networks, Inc. *	11,511	390

Atlantic Tele-Network, Inc.	1,298	48

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Telecommunications – 3.6% – continued

Aviat Networks, Inc. *	14,820	$77

Aware, Inc. *	792	3

BigBand Networks, Inc. *	2,331	6

Black Box Corp.	2,626	92

Cbeyond, Inc. *	3,076	36

China Information Technology, Inc. *	1,611	4

Ciena Corp. *	9,913	257

Cincinnati Bell, Inc. *	32,564	87

Communications Systems, Inc.	1,958	30

Comtech Telecommunications Corp.	3,639	99

Consolidated Communications Holdings, Inc.	2,632	49

DigitalGlobe, Inc. *	2,200	62

EMS Technologies, Inc. *	4,082	80

Extreme Networks, Inc. *	6,380	22

Finisar Corp. *	3,000	74

General Communication, Inc., Class A *	4,378	48

GeoEye, Inc. *	1,889	79

Globecomm Systems, Inc. *	1,743	21

Harmonic, Inc. *	12,800	120

HickoryTech Corp.	5,889	54

Hughes Communications, Inc. *	1,165	70

ICO Global Communications Holdings Ltd. *	43,812	117

IDT Corp., Class B	2,200	59

Infinera Corp. *	11,100	93

InterDigital, Inc.	6,128	292

IPG Photonics Corp. *	3,616	209

Ixia *	9,904	157

Knology, Inc. *	2,753	36

KVH Industries, Inc. *	3,641	55

Leap Wireless International, Inc. *	2,924	45

LogMeIn, Inc. *	2,183	92

Loral Space & Communications, Inc. *	1,000	78

Netgear, Inc. *	4,659	151

Network Equipment Technologies, Inc. *	3,189	12

Neutral Tandem, Inc. *	2,176	32

Novatel Wireless, Inc. *	9,602	52

NTELOS Holdings Corp.	5,363	99

Numerex Corp., Class A *	2,186	22

Oclaro, Inc. *	6,100	70

Oplink Communications, Inc. *	4,968	97

Opnext, Inc. *	1,588	4

PAETEC Holding Corp. *	8,599	29

Plantronics, Inc.	4,647	170

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Telecommunications – 3.6% – continued

Powerwave Technologies, Inc. *	3,358	$15

Preformed Line Products Co.	298	21

Premiere Global Services, Inc. *	15,679	119

RF Micro Devices, Inc. *	35,942	230

Shenandoah Telecommunications Co.	2,042	37

ShoreTel, Inc. *	1,326	11

Sonus Networks, Inc. *	19,900	75

SureWest Communications *	6,899	99

Sycamore Networks, Inc.	2,332	57

Symmetricom, Inc. *	4,636	28

Tekelec *	9,154	74

Telestone Technologies Corp. *	2,481	17

Tessco Technologies, Inc.	1,581	18

USA Mobility, Inc.	4,201	61

UTStarcom, Inc. *	6,386	15

Viasat, Inc. *	4,054	162
Warwick Valley Telephone Co.	298	4
		6,468

Textiles – 0.2%

G&K Services, Inc., Class A	3,912	130
Unifirst Corp.	2,919	155
		285

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. *	3,357	65

Leapfrog Enterprises, Inc. *	4,349	19
RC2 Corp. *	1,325	37
		121

Transportation – 1.9%

Air Transport Services Group, Inc. *	3,765	32

Alexander & Baldwin, Inc.	4,653	212

Arkansas Best Corp.	1,800	47

Atlas Air Worldwide Holdings, Inc. *	2,485	173

Bristow Group, Inc. *	3,928	186

CAI International, Inc. *	3,058	79

Celadon Group, Inc. *	855	14

Con-way, Inc.	6,512	256

Covenant Transport Group, Inc., Class A *	2,015	19

DHT Holdings, Inc. *	2,613	12

Eagle Bulk Shipping, Inc. *	1,331	5

Forward Air Corp.	2,777	85

Frozen Food Express Industries, Inc. *	3,735	13

Genesee & Wyoming, Inc., Class A *	4,934	287

Golar LNG Ltd.	4,962	127

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Transportation – 1.9% – continued

Gulfmark Offshore, Inc., Class A *	2,051	$91

Heartland Express, Inc.	10,319	181

Horizon Lines, Inc., Class A	2,015	2

HUB Group, Inc., Class A *	5,074	184

International Shipholding Corp.	160	4

Knight Transportation, Inc.	9,288	179

Knightsbridge Tankers Ltd.	4,811	120

Marten Transport Ltd.	1,477	33

Nordic American Tanker Shipping *	3,474	86

Old Dominion Freight Line, Inc. *	6,549	230

P.A.M. Transportation Services, Inc. *	1,008	12

Pacer International, Inc. *	2,614	14

Patriot Transportation Holding, Inc. *	894	24

PHI, Inc. (Non Voting)*	4,366	97

Providence and Worcester Railroad Co.	560	9

Saia, Inc. *	705	11

Ship Finance International Ltd.	7,542	156

Teekay Tankers Ltd., Class A *	1,018	11

Ultrapetrol Bahamas Ltd. *	1,766	9

Universal Truckload Services, Inc. *	441	8

USA Truck, Inc. *	738	10

UTI Worldwide, Inc.	11,182	226
Werner Enterprises, Inc.	7,147	189
		3,433

Trucking & Leasing – 0.4%

Aircastle Ltd.	4,938	60

AMERCO, Inc. *	886	86

GATX Corp.	5,572	215

Greenbrier Cos., Inc. *	1,163	33

TAL International Group, Inc. *	3,657	133

Textainer Group Holdings Ltd.	3,054	113
Willis Lease Finance Corp. *	867	11
		651

Water – 0.2%

Artesian Resources Corp., Class A	595	12

California Water Service Group	1,290	48

Connecticut Water Service, Inc.	743	19

Consolidated Water Co. Ltd.	5,110	56

Middlesex Water Co.	5,026	91

Pennichuck Corp.	306	9

SJW Corp.	3,323	77

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.6% – continued

Water – 0.2% – continued
York Water Co.	4,093	$71
		383
Total Common Stocks
(Cost $151,502)		172,599

INVESTMENT COMPANIES – 3.7%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	6,766,377	$6,766
Total Investment Companies
(Cost $6,766)		6,766

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.4%

U.S. Treasury Bill,

0.15%, 5/5/11 (3)	$745	$745
Total Short-Term Investments
(Cost $745)		745

Total Investments – 99.7%
(Cost $159,013)		180,110
Other Assets less Liabilities – 0.3%		492
NET ASSETS – 100.0%		$180,602

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,727,000 with net purchases of approximately $5,039,000 during the fiscal year ended March 31, 2011.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Small Cap Core Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
Russell 2000 Mini	91	$7,659	Long	6/11	$234

At March 31, 2011, the Industry Sectors (Unaudited) for the Small Cap Core Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.9%
Consumer Staples	3.0
Energy	7.2
Financials	19.9
Health Care	12.5
Industrials	15.4
Information Technology	19.3
Materials	5.8
Telecommunication Services	0.9
Utilities	3.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider. The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Core Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Advertising	$133	$–	$–	$133
Aerospace/Defense	2,325	–	–	2,325
Agriculture	565	–	–	565
Airlines	827	–	–	827
Apparel	3,145	–	–	3,145
Auto Manufacturers	119	–	–	119
Auto Parts & Equipment	1,258	–	–	1,258
Banks	8,690	9	–	8,699
Beverages	467	–	–	467
Biotechnology	2,569	–	–	2,569
Building Materials	1,570	–	–	1,570
Chemicals	4,819	–	16	4,835

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Coal	$233	$–	$–	$233
Commercial Services	10,630	–	–	10,630
Computers	4,291	–	–	4,291
Cosmetics/Personal Care	238	–	–	238
Distribution/Wholesale	2,119	–	–	2,119
Diversified Financial Services	3,780	–	–	3,780
Electric	2,775	–	–	2,775
Electrical Components & Equipment	1,905	–	–	1,905
Electronics	4,914	8	–	4,922
Energy-Alternative Sources	253	–	–	253
Engineering & Construction	1,021	–	–	1,021
Entertainment	1,355	–	–	1,355
Environmental Control	979	–	–	979
Food	2,841	41	–	2,882
Forest Products & Paper	933	–	–	933
Gas	2,152	–	–	2,152
Hand/Machine Tools	168	–	–	168
Healthcare-Products	7,227	–	–	7,227
Healthcare-Services	4,363	–	–	4,363
Holding Companies-Diversified	162	–	–	162
Home Builders	787	–	–	787
Home Furnishings	751	–	–	751
Household Products/Wares	739	–	–	739
Insurance	5,071	13	18	5,102
Internet	5,286	–	–	5,286
Investment Companies	807	–	–	807
Iron/Steel	745	–	–	745
Leisure Time	819	7	–	826
Lodging	374	–	–	374
Machinery-Construction & Mining	60	–	–	60
Machinery-Diversified	3,255	–	–	3,255
Media	1,121	–	–	1,121
Metal Fabrication/ Hardware	1,766	–	–	1,766
Mining	1,514	–	–	1,514
Miscellaneous Manufacturing	4,335	–	–	4,335
Office Furnishings	623	–	–	623
Oil & Gas	6,404	–	–	6,404
Oil & Gas Services	4,291	–	–	4,291
Packaging & Containers	867	–	–	867
Pharmaceuticals	3,988	–	–	3,988
Pipelines	38	–	–	38
Real Estate	324	3	–	327
Real Estate Investment Trust	12,083	–	–	12,083
Retail	10,245	–	–	10,245
Savings & Loans	2,423	2	–	2,425
Semiconductors	5,585	–	–	5,585
Software	7,948	–	–	7,948
Storage/Warehousing	66	–	–	66
Telecommunications	6,468	–	–	6,468
Textiles	285	–	–	285
Toys, Games & Hobbies	121	–	–	121

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Transportation	$3,433	$ –	$ –	$3,433
Trucking & Leasing	651	–	–	651
Water	383	–	–	383
Investment Companies	6,766	–	–	6,766
Short-Term Investments	–	745	–	745
Total Investments	$179,248	$828	$34	$180,110

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$234	$ –	$ –	$234

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended march 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued	MARCH 31, 2011

The following is a reconcilation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S)*	BALANCE AS OF 3/31/11 (000S)
Common Stocks
Chemicals	$–	$–	$–	$–	$16(a)	$16
Insurance	–	–	(42)	60	–	18
Total	$–	$–	$(42)	$60	$16	$34

(a)	Transferred into Level 3 due to security having evaluated prices based on broker quotes, accumulated by the Fund’s primary pricing source.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9%

Advertising – 0.1%
Harte-Hanks, Inc.	99,686	$1,186

Aerospace/Defense – 2.3%

AAR Corp. *	144,886	4,016

Cubic Corp.	41,600	2,392

Ducommun, Inc.	83,652	1,999

Esterline Technologies Corp. *	184,817	13,070

Moog, Inc., Class A *	197,414	9,063
Triumph Group, Inc.	102,933	9,105
		39,645

Agriculture – 0.4%

Andersons (The), Inc.	53,074	2,586
Universal Corp.	95,701	4,167
		6,753

Airlines – 1.1%

Alaska Air Group, Inc. *	87,044	5,520

JetBlue Airways Corp. *	888,667	5,572

Skywest, Inc.	430,896	7,291
US Airways Group, Inc. *	100,000	871
		19,254

Apparel – 0.9%

Columbia Sportswear Co.	102,703	6,103

Iconix Brand Group, Inc. *	136,881	2,940

Jones Group (The), Inc.	69,149	951

Timberland (The) Co., Class A *	120,514	4,976
Unifi, Inc. *	32,500	552
		15,522

Auto Parts & Equipment – 0.6%

Cooper Tire & Rubber Co.	62,300	1,604

Exide Technologies *	124,200	1,389

Miller Industries, Inc.	113,380	1,841

Modine Manufacturing Co. *	9,904	160

Standard Motor Products, Inc.	36,600	506

Superior Industries International, Inc.	86,831	2,226
Titan International, Inc.	83,939	2,234
		9,960

Banks – 8.7%

Bancfirst Corp.	22,247	950

Bank of the Ozarks, Inc.	24,692	1,079

Cardinal Financial Corp.	71,470	833

Chemical Financial Corp.	198,020	3,947

City Holding Co.	74,861	2,647

Columbia Banking System, Inc.	34,200	656

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Banks – 8.7% – continued

Community Bank System, Inc.	250,418	$6,078

Community Trust Bancorp, Inc.	91,251	2,525

CVB Financial Corp.	217,906	2,029

East West Bancorp, Inc.	148,665	3,265

Financial Institutions, Inc.	11,570	202

First Bancorp	120,783	1,602

First Commonwealth Financial Corp.	457,972	3,137

First Community Bancshares, Inc.	114,219	1,620

First Financial Bancorp	226,814	3,786

First Financial Corp.	74,349	2,471

First Merchants Corp.	61,815	511

First Midwest Bancorp, Inc.	287,698	3,392

FirstMerit Corp.	288,486	4,922

FNB Corp.	558,824	5,890

Fulton Financial Corp.	127,640	1,418

Glacier Bancorp, Inc.	56,601	852

Hancock Holding Co.	78,200	2,568

Heartland Financial USA, Inc.	52,072	885

Home Bancshares, Inc.	60,500	1,376

Iberiabank Corp.	73,590	4,425

Independent Bank Corp.	104,060	2,811

International Bancshares Corp.	299,852	5,499

Lakeland Bancorp, Inc.	172,280	1,788

Lakeland Financial Corp.	42,901	973

National Bankshares, Inc.	15,200	439

NBT Bancorp, Inc.	143,066	3,260

Old National Bancorp	371,923	3,987

Park National Corp.	33,900	2,265

Prosperity Bancshares, Inc.	243,269	10,405

Renasant Corp.	121,315	2,060

S&T Bancorp, Inc.	116,058	2,503

Sandy Spring Bancorp, Inc.	44,661	824

SCBT Financial Corp.	73,475	2,445

Sierra Bancorp	123,172	1,377

Simmons First National Corp., Class A	148,862	4,033

StellarOne Corp.	100,715	1,430

Sterling Bancorp	69,000	691

Sterling Bancshares, Inc.	281,877	2,427

Susquehanna Bancshares, Inc.	298,409	2,790

SVB Financial Group *	108,500	6,177

Texas Capital Bancshares, Inc. *	104,146	2,707

Tower Bancorp, Inc.	16,420	366

Trico Bancshares	100,711	1,643

Trustmark Corp.	303,449	7,107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Banks – 8.7% – continued

UMB Financial Corp.	150,539	$5,623

Union First Market Bankshares Corp.	85,518	962

United Bankshares, Inc.	180,087	4,776

Washington Banking Co.	39,786	561

Washington Trust Bancorp, Inc.	103,820	2,465

Webster Financial Corp.	40,700	872

WesBanco, Inc.	56,350	1,167

Wilshire Bancorp, Inc. *	167,437	820
Wintrust Financial Corp.	29,724	1,092
		151,411

Biotechnology – 0.0%
American Oriental Bioengineering, Inc. *	371,332	553

Building Materials – 1.3%

Apogee Enterprises, Inc.	129,329	1,706

Comfort Systems USA, Inc.	194,590	2,738

Drew Industries, Inc.	118,255	2,641

Gibraltar Industries, Inc. *	201,132	2,399

Interline Brands, Inc. *	163,369	3,333

LSI Industries, Inc.	131,798	954

Quanex Building Products Corp.	152,736	2,998

Simpson Manufacturing Co., Inc.	68,162	2,008

Texas Industries, Inc.	18,441	834
Universal Forest Products, Inc.	98,581	3,613
		23,224

Chemicals – 3.4%

A. Schulman, Inc.	85,448	2,112

Aceto Corp.	227,104	1,810

Arch Chemicals, Inc.	103,340	4,298

Cabot Corp.	90,054	4,169

H.B. Fuller Co.	131,132	2,817

Innophos Holdings, Inc.	48,034	2,215

Minerals Technologies, Inc.	75,274	5,158

Olin Corp.	259,109	5,939

OM Group, Inc. *	143,419	5,240

PolyOne Corp.	305,019	4,334

Rockwood Holdings, Inc. *	81,837	4,028

Sensient Technologies Corp.	290,269	10,403

ShengdaTech, Inc. *	246,027	876
Westlake Chemical Corp.	112,278	6,310
		59,709

Coal – 0.5%

Cloud Peak Energy, Inc. *	13,300	287

Hallador Energy Co.	11,800	137

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Coal – 0.5% – continued

International Coal Group, Inc. *	467,800	$5,286

James River Coal Co. *	19,400	469
Massey Energy Co.	44,040	3,011
		9,190

Commercial Services – 3.3%

ABM Industries, Inc.	149,884	3,805

Advance America Cash Advance Centers, Inc.	100,500	533

Albany Molecular Research, Inc. *	176,699	753

Barrett Business Services, Inc.	24,316	390

CDI Corp.	106,814	1,580

CRA International, Inc. *	35,683	1,029

Cross Country Healthcare, Inc. *	209,032	1,637

Electro Rent Corp.	143,310	2,462

Emergency Medical Services Corp., Class A *	43,293	2,753

Great Lakes Dredge & Dock Corp.	95,000	725

Heidrick & Struggles International, Inc.	96,620	2,689

Kelly Services, Inc., Class A *	66,899	1,452

Kforce, Inc. *	69,330	1,269

Korn/Ferry International *	130,457	2,905

MAXIMUS, Inc.	25,878	2,100

Multi-Color Corp.	61,534	1,244

On Assignment, Inc. *	260,238	2,462

PHH Corp. *	197,400	4,297

Rent-A-Center, Inc.	357,946	12,496

Stewart Enterprises, Inc., Class A	593,872	4,537

Towers Watson & Co., Class A	48,299	2,679
Viad Corp.	159,386	3,816
		57,613

Computers – 1.4%

CACI International, Inc., Class A *	68,997	4,231

CIBER, Inc. *	625,909	4,194

Cray, Inc. *	239,969	1,548

Electronics for Imaging, Inc. *	147,669	2,172

Imation Corp. *	92,286	1,028

Insight Enterprises, Inc. *	277,802	4,731

Mentor Graphics Corp. *	142,728	2,088

Ness Technologies, Inc. *	163,277	1,045
SRA International, Inc., Class A *	94,131	2,669
		23,706

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	45,500	1,366

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Cosmetics/Personal Care – 0.1% – continued
Inter Parfums, Inc.	65,012	$1,203
		2,569

Distribution/Wholesale – 0.5%

Core-Mark Holding Co., Inc. *	57,748	1,909

Owens & Minor, Inc.	58,558	1,902

School Specialty, Inc. *	162,112	2,318
United Stationers, Inc.	24,943	1,772
		7,901

Diversified Financial Services – 1.6%

Calamos Asset Management, Inc., Class A	32,200	534

Encore Capital Group, Inc. *	91,865	2,176

GFI Group, Inc.	99,332	499

Investment Technology Group, Inc. *	118,838	2,162

Janus Capital Group, Inc.	94,800	1,182

JMP Group, Inc.	32,305	278

KBW, Inc.	34,600	906

Knight Capital Group, Inc., Class A *	302,918	4,059

National Financial Partners Corp. *	100,800	1,487

Nelnet, Inc., Class A	141,837	3,096

NewStar Financial, Inc. *	55,021	601

Ocwen Financial Corp. *	225,440	2,484

Oppenheimer Holdings, Inc., Class A	28,700	962

Penson Worldwide, Inc. *	137,008	919

Piper Jaffray Cos. *	17,300	717

Stifel Financial Corp. *	31,164	2,237

SWS Group, Inc.	165,553	1,005
World Acceptance Corp. *	41,378	2,698
		28,002

Electric – 3.7%

Allete, Inc.	164,084	6,394

Avista Corp.	279,656	6,469

Black Hills Corp.	108,900	3,642

Central Vermont Public Service Corp.	145,769	3,395

Cleco Corp.	201,152	6,898

El Paso Electric Co. *	292,473	8,891

IDACORP, Inc.	271,144	10,331

NorthWestern Corp.	137,275	4,159

Otter Tail Corp.	138,150	3,140

Portland General Electric Co.	200,888	4,775
Unisource Energy Corp.	191,014	6,901
		64,995

Electrical Components & Equipment – 0.4%

Encore Wire Corp.	119,682	2,913

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Electrical Components & Equipment – 0.4% – continued
Littelfuse, Inc.	57,233	$3,268
		6,181

Electronics – 4.1%

Analogic Corp.	77,720	4,395

Bel Fuse, Inc., Class B	62,895	1,384

Benchmark Electronics, Inc. *	224,156	4,252

Brady Corp., Class A	227,953	8,136

Coherent, Inc. *	106,210	6,172

CTS Corp.	412,287	4,453

Cymer, Inc. *	165,155	9,344

FEI Co. *	188,739	6,364

LaBarge, Inc. *	45,325	802

Newport Corp. *	59,450	1,060

OSI Systems, Inc. *	69,699	2,616

Park Electrochemical Corp.	60,328	1,946

Plexus Corp. *	73,258	2,568

Rofin-Sinar Technologies, Inc. *	102,585	4,052

Rogers Corp. *	82,149	3,702

Spectrum Control, Inc. *	104,557	2,058

Tech Data Corp. *	69,384	3,529
Watts Water Technologies, Inc., Class A	131,791	5,033
		71,866

Energy – Alternate Sources – 0.1%

REX American Resources Corp. *	95,712	1,528

Engineering & Construction – 0.9%

Dycom Industries, Inc. *	198,942	3,450

EMCOR Group, Inc. *	197,263	6,109

Granite Construction, Inc.	75,283	2,115
Layne Christensen Co. *	99,448	3,431
		15,105

Entertainment – 0.3%

Churchill Downs, Inc.	104,780	4,349
Vail Resorts, Inc. *	20,574	1,003
		5,352

Food – 2.1%

Chiquita Brands International, Inc. *	230,400	3,534

Dole Food Co., Inc. *	220,619	3,007

Fresh Del Monte Produce, Inc.	193,970	5,065

Hain Celestial Group (The), Inc. *	306,378	9,890

Imperial Sugar Co. *	161,500	2,155

M & F Worldwide Corp. *	31,300	786

Nash Finch Co.	61,970	2,351

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Food – 2.1% – continued

Pilgrim’s Pride Corp. *	204,330	$1,575

Sanderson Farms, Inc.	10,286	472

Seneca Foods Corp., Class A *	37,995	1,135

TreeHouse Foods, Inc. *	93,200	5,300

Weis Markets, Inc.	35,900	1,453
Winn-Dixie Stores, Inc. *	77,141	551
		37,274

Forest Products & Paper – 0.9%

Boise, Inc.	221,900	2,033

Buckeye Technologies, Inc.	63,886	1,740

Domtar Corp.	47,258	4,337

KapStone Paper and Packaging Corp. *	45,900	788

Mercer International, Inc. *	42,000	569

P.H. Glatfelter Co.	290,542	3,870
Potlatch Corp.	53,587	2,154
		15,491

Gas – 2.1%

Laclede Group (The), Inc.	55,759	2,124

New Jersey Resources Corp.	111,100	4,772

Nicor, Inc.	145,682	7,823

Northwest Natural Gas Co.	50,877	2,347

Piedmont Natural Gas Co., Inc.	88,000	2,671

Southwest Gas Corp.	282,701	11,017
WGL Holdings, Inc.	127,493	4,972
		35,726

Healthcare – Products – 1.3%

Angiodynamics, Inc. *	131,815	1,993

Cantel Medical Corp.	87,143	2,244

CONMED Corp. *	286,886	7,539

Cooper (The) Cos., Inc.	41,725	2,898

CryoLife, Inc. *	181,808	1,109

Greatbatch, Inc. *	121,451	3,214
Invacare Corp.	97,670	3,039
		22,036

Healthcare – Services – 3.4%

American Dental Partners, Inc. *	64,188	842

AMERIGROUP Corp. *	123,397	7,928

Amsurg Corp. *	140,575	3,576

Capital Senior Living Corp. *	59,314	630

Centene Corp. *	113,391	3,740

Continucare Corp. *	368,824	1,973

Gentiva Health Services, Inc. *	94,277	2,643

Healthsouth Corp. *	84,224	2,104

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Healthcare – Services – 3.4% – continued

Healthspring, Inc. *	206,486	$7,717

Kindred Healthcare, Inc. *	339,866	8,116

LifePoint Hospitals, Inc. *	108,220	4,348

Medcath Corp. *	100,270	1,399

Molina Healthcare, Inc. *	108,625	4,345

RadNet, Inc. *	229,361	805

RehabCare Group, Inc. *	61,632	2,272

Triple-S Management Corp., Class B *	141,705	2,916
WellCare Health Plans, Inc. *	69,915	2,933
		58,287

Holding Companies – Diversified – 0.1%
Compass Diversified Holdings	161,367	2,379

Home Builders – 0.1%
Meritage Homes Corp. *	52,000	1,255

Home Furnishings – 0.2%

Audiovox Corp., Class A *	56,182	449

Ethan Allen Interiors, Inc.	64,955	1,423

Hooker Furniture Corp.	60,931	729
La-Z-Boy, Inc. *	83,900	801
		3,402

Household Products/Wares – 1.1%

American Greetings Corp., Class A	223,472	5,274

Blyth, Inc.	53,018	1,722

CSS Industries, Inc.	51,545	972

Ennis, Inc.	261,999	4,462

Helen of Troy Ltd. *	110,917	3,261
Prestige Brands Holdings, Inc. *	301,091	3,462
		19,153

Insurance – 5.5%

Alterra Capital Holdings Ltd.	254,500	5,686

American Equity Investment Life Holding Co.	132,693	1,741

AMERISAFE, Inc. *	52,912	1,170

Amtrust Financial Services, Inc.	50,100	955

Argo Group International Holdings Ltd.	85,841	2,836

Assured Guaranty Ltd.	181,300	2,701

CNA Surety Corp. *	162,089	4,094

CNO Financial Group, Inc. *	454,800	3,416

Delphi Financial Group, Inc., Class A	284,100	8,725

Donegal Group, Inc., Class A	143,730	1,922

EMC Insurance Group, Inc.	55,697	1,383

Employers Holdings, Inc.	106,633	2,203

FBL Financial Group, Inc., Class A	169,951	5,221

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Insurance – 5.5% – continued

FPIC Insurance Group, Inc. *	84,108	$3,188

Hallmark Financial Services, Inc. *	65,007	545

Harleysville Group, Inc.	162,237	5,375

Horace Mann Educators Corp.	246,752	4,145

Meadowbrook Insurance Group, Inc.	318,574	3,297

MGIC Investment Corp. *	555,382	4,937

Montpelier Re Holdings Ltd.	60,264	1,065

Navigators Group (The), Inc. *	114,733	5,909

Old Republic International Corp.	66,627	845

Platinum Underwriters Holdings Ltd.	94,100	3,584

Radian Group, Inc.	63,100	430

RLI Corp.	50,299	2,900

Safety Insurance Group, Inc.	63,045	2,907

Selective Insurance Group, Inc.	374,509	6,479

State Auto Financial Corp.	41,386	754

United Fire & Casualty Co.	63,878	1,291

Unitrin, Inc.	39,555	1,221

Universal American Corp.	146,379	3,354
Validus Holdings Ltd.	40,427	1,347
		95,626

Internet – 0.5%

Digital River, Inc. *	67,408	2,523

Earthlink, Inc.	228,200	1,787

Infospace, Inc. *	195,793	1,696

PC-Tel, Inc. *	98,758	757
United Online, Inc.	226,753	1,430
		8,193

Investment Companies – 1.3%

American Capital Ltd. *	779,800	7,720

Apollo Investment Corp.	473,746	5,713

Ares Capital Corp.	96,497	1,631

Arlington Asset Investment Corp., Class A	11,500	350

BlackRock Kelso Capital Corp.	160,400	1,625

Gladstone Capital Corp.	33,698	381

Hercules Technology Growth Capital, Inc.	238,558	2,624
MVC Capital, Inc.	151,179	2,074
		22,118

Iron/Steel – 0.2%

Carpenter Technology Corp.	75,520	3,225

Leisure Time – 0.4%

Arctic Cat, Inc. *	29,500	458

Callaway Golf Co.	60,233	411

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Leisure Time – 0.4% – continued
Life Time Fitness, Inc. *	151,461	$5,651
		6,520

Lodging – 0.2%

Marcus Corp.	273,479	2,981

Machinery – Diversified – 1.8%

Albany International Corp., Class A	117,954	2,937

Briggs & Stratton Corp.	253,873	5,750

Cascade Corp.	61,249	2,730

Chart Industries, Inc. *	57,593	3,170

Cognex Corp.	90,819	2,566

Gerber Scientific, Inc. *	261,734	2,450

Intevac, Inc. *	131,910	1,640

NACCO Industries, Inc., Class A	28,773	3,184
Robbins & Myers, Inc.	152,162	6,998
		31,425

Media – 0.5%

Journal Communications, Inc., Class A *	575,558	3,453
Scholastic Corp.	172,581	4,667
		8,120

Metal Fabrication/Hardware – 1.1%

A.M. Castle & Co. *	87,851	1,658

Ampco-Pittsburgh Corp.	16,600	458

CIRCOR International, Inc.	45,719	2,150

Haynes International, Inc.	36,015	1,997

Mueller Industries, Inc.	137,425	5,032

Northwest Pipe Co. *	35,266	809

Olympic Steel, Inc.	46,698	1,532
Worthington Industries, Inc.	245,830	5,143
		18,779

Mining – 1.5%

Coeur d’Alene Mines Corp. *	196,144	6,822

Hecla Mining Co. *	695,929	6,319

Kaiser Aluminum Corp.	75,200	3,704

Materion Corp. *	144,648	5,902

Thompson Creek Metals Co., Inc. *	265,800	3,333
USEC, Inc. *	12,800	56
		26,136

Miscellaneous Manufacturing – 2.0%

Ameron International Corp.	77,384	5,401

Barnes Group, Inc. *	183,633	3,834

Ceradyne, Inc. *	222,469	10,029

EnPro Industries, Inc. *	97,263	3,533

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Miscellaneous Manufacturing – 2.0% – continued

Federal Signal Corp.	232,696	$1,515

Griffon Corp. *	182,441	2,395

Myers Industries, Inc.	256,409	2,546

Standex International Corp.	79,279	3,004
Tredegar Corp.	81,107	1,750
		34,007

Oil & Gas – 4.1%

Abraxas Petroleum Corp. *	32,300	189

Approach Resources, Inc. *	77,823	2,615

Berry Petroleum Co., Class A	144,852	7,308

Bill Barrett Corp. *	143,240	5,717

Clayton Williams Energy, Inc. *	57,662	6,095

Contango Oil & Gas Co. *	6,700	424

Delek US Holdings, Inc.	282,156	3,826

Georesources, Inc. *	116,421	3,640

Gran Tierra Energy, Inc. *	503,586	4,064

Kodiak Oil & Gas Corp. *	62,900	421

Parker Drilling Co. *	560,500	3,873

Penn Virginia Corp.	135,502	2,298

Petroleum Development Corp. *	123,579	5,933

Rex Energy Corp. *	18,500	215

Rosetta Resources, Inc. *	100,119	4,760

Stone Energy Corp. *	205,900	6,871

Swift Energy Co. *	145,638	6,216

Vaalco Energy, Inc. *	229,989	1,785

Venoco, Inc. *	67,900	1,160

W&T Offshore, Inc.	97,400	2,220

Warren Resources, Inc. *	30,100	153
Western Refining, Inc. *	37,300	632
		70,415

Oil & Gas Services – 1.7%

Cal Dive International, Inc. *	227,702	1,590

Complete Production Services, Inc. *	109,900	3,496

Gulf Island Fabrication, Inc.	29,300	943

Hornbeck Offshore Services, Inc. *	169,962	5,243

Key Energy Services, Inc. *	171,448	2,666

Natural Gas Services Group, Inc. *	105,975	1,882

Newpark Resources, Inc. *	490,857	3,858

Oil States International, Inc. *	88,503	6,739

OYO Geospace Corp. *	2,600	256
Tetra Technologies, Inc. *	200,600	3,089
		29,762

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Packaging & Containers – 0.3%

Graphic Packaging Holding Co. *	284,628	$1,543
Rock-Tenn Co., Class A	51,781	3,591
		5,134

Pharmaceuticals – 0.6%

Caraco Pharmaceutical Laboratories Ltd. *	235,775	1,226

Nutraceutical International Corp. *	70,829	1,061
Viropharma, Inc. *	415,495	8,268
		10,555

Pipelines – 0.3%

Crosstex Energy, Inc. *	194,779	1,938

Enbridge Energy Management LLC *	46,141	2,902

Enbridge Energy Management LLC – (Fractional Shares) (1) *	939,591	–
Kinder Morgan Management LLC – (Fractional Shares) (1) *	20,216	–
		4,840

Real Estate – 0.2%

Avatar Holdings, Inc. *	56,234	1,113
W.P. Carey & Co. LLC	45,533	1,625
		2,738

Real Estate Investment Trusts – 11.5%

Acadia Realty Trust	93,985	1,778

Agree Realty Corp.	79,544	1,786

Alexander’s, Inc.	2,100	855

Alexandria Real Estate Equities, Inc.	44,368	3,459

American Campus Communities, Inc.	184,000	6,072

American Capital Agency Corp.	93,000	2,710

Anworth Mortgage Asset Corp.	333,900	2,367

BioMed Realty Trust, Inc.	567,876	10,801

Capstead Mortgage Corp.	284,163	3,632

CBL & Associates Properties, Inc.	231,150	4,027

Cedar Shopping Centers, Inc. *	317,964	1,917

Colonial Properties Trust	200,393	3,858

Corporate Office Properties Trust	35,703	1,290

DiamondRock Hospitality Co.	434,869	4,857

Duke Realty Corp.	190,712	2,672

DuPont Fabros Technology, Inc.	71,700	1,739

Entertainment Properties Trust	131,624	6,163

Equity One, Inc.	258,783	4,857

Extra Space Storage, Inc.	608,182	12,595

First Industrial Realty Trust, Inc. *	153,900	1,830

First Potomac Realty Trust	229,845	3,620

Franklin Street Properties Corp.	190,244	2,677

See Notes to the Financial Statements.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Real Estate Investment Trusts – 11.5% – continued

Gladstone Commercial Corp.	27,531	$502

Hatteras Financial Corp.	130,389	3,667

Healthcare Realty Trust, Inc.	171,910	3,902

Highwoods Properties, Inc.	203,142	7,112

Home Properties, Inc.	56,910	3,355

Investors Real Estate Trust	205,495	1,952

Kilroy Realty Corp. *	145,400	5,646

Kite Realty Group Trust	288,879	1,534

LaSalle Hotel Properties	184,659	4,986

LTC Properties, Inc.	165,814	4,699

Medical Properties Trust, Inc.	654,549	7,573

MFA Financial, Inc.	792,336	6,497

National Health Investors, Inc.	124,132	5,948

National Retail Properties, Inc.	442,283	11,557

Newcastle Investment Corp. *	100,300	606

NorthStar Realty Finance Corp.	597,901	3,199

One Liberty Properties, Inc.	27,840	420

Parkway Properties, Inc.	106,622	1,813

Pennsylvania Real Estate Investment Trust	158,953	2,268

Post Properties, Inc. *	134,480	5,278

PS Business Parks, Inc.	41,600	2,410

Ramco-Gershenson Properties Trust	178,921	2,242

Redwood Trust, Inc.	385,500	5,994

Resource Capital Corp.	118,700	782

SL Green Realty Corp.	65,010	4,889

Sovran Self Storage, Inc.	161,891	6,403

Strategic Hotels & Resorts, Inc. *	342,942	2,212

Washington Real Estate Investment Trust	139,306	4,331
Weingarten Realty Investors	111,997	2,807
		200,146

Retail – 5.8%

Asbury Automotive Group, Inc. *	44,059	815

Bob Evans Farms, Inc.	120,390	3,925

Cabela’s, Inc. *	167,387	4,186

Casey’s General Stores, Inc.	89,551	3,493

Cash America International, Inc.	190,194	8,758

Charming Shoppes, Inc. *	145,463	620

Collective Brands, Inc. *	240,999	5,201

Cracker Barrel Old Country Store, Inc.	70,985	3,488

Dillard’s, Inc., Class A	294,029	11,796

Einstein Noah Restaurant Group, Inc.	94,601	1,540

Fred’s, Inc., Class A	237,855	3,168

Genesco, Inc. *	103,782	4,172

Group 1 Automotive, Inc.	47,534	2,034

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Retail – 5.8% – continued

Haverty Furniture Cos., Inc.	75,763	$1,005

Kenneth Cole Productions, Inc., Class A *	60,454	784

Men’s Wearhouse (The), Inc.	284,729	7,705

Pantry (The), Inc. *	120,323	1,784

PC Connection, Inc. *	153,769	1,362

Penske Auto Group, Inc. *	148,981	2,983

Regis Corp.	405,509	7,194

Retail Ventures, Inc. *	200,914	3,466

Ruby Tuesday, Inc. *	104,900	1,375

Rush Enterprises, Inc., Class A *	213,384	4,225

Shoe Carnival, Inc. *	38,409	1,077

Sonic Automotive, Inc., Class A	422,624	5,921

Stage Stores, Inc.	155,354	2,986

Systemax, Inc. *	84,248	1,139
World Fuel Services Corp.	94,400	3,834
		100,036

Savings & Loans – 2.1%

Abington Bancorp, Inc.	128,348	1,570

Bank Mutual Corp.	160,413	679

BankFinancial Corp.	59,331	545

Berkshire Hills Bancorp, Inc.	33,997	709

Danvers Bancorp, Inc.	52,400	1,123

Dime Community Bancshares	225,757	3,332

First Financial Holdings, Inc.	39,514	447

Flushing Financial Corp.	283,630	4,226

NewAlliance Bancshares, Inc.	376,664	5,590

Northwest Bancshares, Inc.	108,616	1,362

OceanFirst Financial Corp.	55,051	768

Provident Financial Services, Inc.	312,840	4,630

Provident New York Bancorp	231,221	2,386

United Financial Bancorp, Inc.	133,818	2,209

Washington Federal, Inc.	269,910	4,680
WSFS Financial Corp.	50,027	2,356
		36,612

Semiconductors – 1.9%

ATMI, Inc. *	67,082	1,266

Brooks Automation, Inc. *	331,406	4,550

Cabot Microelectronics Corp. *	51,440	2,688

Cohu, Inc.	89,795	1,379

Emulex Corp. *	186,376	1,989

Entegris, Inc. *	213,400	1,872

GSI Technology, Inc. *	104,930	954

MKS Instruments, Inc.	187,275	6,236

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Semiconductors – 1.9% – continued

Omnivision Technologies, Inc. *	197,168	$7,005

Pericom Semiconductor Corp. *	183,521	1,903

Sigma Designs, Inc. *	111,661	1,446
Silicon Image, Inc. *	209,652	1,881
		33,169

Software – 1.3%

Digi International, Inc. *	216,393	2,285

JDA Software Group, Inc. *	113,055	3,421

Lawson Software, Inc. *	350,042	4,235

Quest Software, Inc. *	198,499	5,040

Schawk, Inc.	144,592	2,811

SYNNEX Corp. *	124,920	4,089
Take-Two Interactive Software, Inc. *	95,500	1,468
		23,349

Storage/Warehousing – 0.3%
Mobile Mini, Inc. *	189,996	4,563

Telecommunications – 1.2%

ADPT Corp. *	228,331	671

Aviat Networks, Inc. *	118,060	610

Black Box Corp.	81,227	2,855

EMS Technologies, Inc. *	85,089	1,673

Extreme Networks, Inc. *	264,244	925

General Communication, Inc., Class A *	180,393	1,974

Netgear, Inc. *	65,135	2,113

Oplink Communications, Inc. *	112,532	2,193

Plantronics, Inc.	79,538	2,913

Premiere Global Services, Inc. *	273,262	2,082

Sycamore Networks, Inc.	54,407	1,329

Tekelec *	197,398	1,603
Windstream Corp.	49,891	642
		21,583

Textiles – 0.9%

G&K Services, Inc., Class A	222,801	7,408
Unifirst Corp.	157,492	8,349
		15,757

Toys, Games & Hobbies – 0.4%

Jakks Pacific, Inc. *	174,436	3,375
RC2 Corp. *	96,284	2,706
		6,081

Transportation – 1.8%

Atlas Air Worldwide Holdings, Inc. *	41,900	2,921

Bristow Group, Inc. *	139,121	6,580

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.9% – continued

Transportation – 1.8% – continued

Eagle Bulk Shipping, Inc. *	361,012	$1,343

Genco Shipping & Trading Ltd. *	136,760	1,473

General Maritime Corp. *	136,930	281

Gulfmark Offshore, Inc., Class A *	163,801	7,291

Knightsbridge Tankers Ltd.	10,100	253

Nordic American Tanker Shipping *	76,398	1,898

Overseas Shipholding Group, Inc.	68,625	2,205

PHI, Inc. (Non Voting) *	71,687	1,586

Saia, Inc. *	70,490	1,155

Ship Finance International Ltd.	197,419	4,092
Universal Truckload Services, Inc. *	8,625	149
		31,227

Trucking & Leasing – 0.5%

AMERCO *	59,532	5,775

TAL International Group, Inc. *	92,297	3,348
Willis Lease Finance Corp. *	29,439	372
		9,495
Total Common Stocks
(Cost $1,305,917)		1,678,820

CONVERTIBLE PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%
Alere, Inc. *	3,233	891
Total Convertible Preferred Stocks
(Cost $723)		891

OTHER – 0.0%
Escrow DLB Oil & Gas (1)*	2,100	–
Total Other
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%
American Satellite Network (1) *	255	$–
Total Warrants
(Cost $–)		–

See Notes to the Financial Statements.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 2.4%
Northern Institutional Funds – Diversified Assets Portfolio (2) (3)	41,333,000	$41,333

Total Investment Companies
(Cost $41,333)		41,333

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.17%, 5/5/11 (4)	$2,215	$2,215

Total Short-Term Investments
(Cost $2,215)		2,215

Total Investments – 99.4%
(Cost $1,350,188)		1,723,259
Other Assets less Liabilities – 0.6%		9,710
NET ASSETS – 100.0%		$1,732,969

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $28,741,000 with net purchases of approximately $12,592,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Small Cap Value Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN/(LOSS) (000S)
E-Mini S&P 500	324	$21,400	Long	6/11	$(9)
Russell 2000 Mini	430	36,193	Long	6/11	1,350

Total					$1,341

At March 31, 2011, the Industry Sectors (Unaudited) for the Small Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.9%
Consumer Staples	3.4
Energy	8.6
Financials	32.4
Health Care	6.5
Industrials	15.5
Information Technology	10.5
Materials	7.0
Telecommunication Services	0.3
Utilities	5.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 –  Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider. The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Value Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Advertising	$1,186	$–	$–	$1,186
Aerospace/Defense	39,645	–	–	39,645
Agriculture	6,753	–	–	6,753
Airlines	19,254	–	–	19,254
Apparel	15,522	–	–	15,522
Auto Parts & Equipment	9,960	–	–	9,960
Banks	151,411	–	–	151,411
Biotechnology	553	–	–	553
Building Materials	23,224	–	–	23,224
Chemicals	58,833	–	876	59,709
Coal	9,190	–	–	9,190
Commercial Services	57,613	–	–	57,613
Computers	23,706	–	–	23,706
Cosmetics/Personal Care	2,569	–	–	2,569
Distribution/Wholesale	7,901	–	–	7,901
Diversified Financial Services	28,002	–	–	28,002
Electric	64,995	–	–	64,995

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Electrical Components & Equipment	$6,181	$–	$–	$6,181
Electronics	71,866	–	–	71,866
Energy – Alternative Sources	1,528	–	–	1,528
Engineering & Construction	15,105	–	–	15,105
Entertainment	5,352	–	–	5,352
Food	37,274	–	–	37,274
Forest Products & Paper	15,491	–	–	15,491
Gas	35,726	–	–	35,726
Healthcare – Products	22,036	–	–	22,036
Healthcare – Services	58,287	–	–	58,287
Holding Companies – Diversified	2,379	–	–	2,379
Home Builders	1,255	–	–	1,255
Home Furnishings	3,402	–	–	3,402
Household Products/Wares	19,153	–	–	19,153
Insurance	95,626	–	–	95,626
Internet	8,193	–	–	8,193
Investment Companies	22,118	–	–	22,118
Iron/Steel	3,225	–	–	3,225
Leisure Time	6,520	–	–	6,520
Lodging	2,981	–	–	2,981
Machinery – Diversified	31,425	–	–	31,425
Media	8,120	–	–	8,120
Metal Fabrication/Hardware	18,779	–	–	18,779
Mining	26,136	–	–	26,136
Miscellaneous Manufacturing	34,007	–	–	34,007
Oil & Gas	70,415	–	–	70,415
Oil & Gas Services	29,762	–	–	29,762
Packaging & Containers	5,134	–	–	5,134
Pharmaceuticals	10,555	–	–	10,555
Pipelines	4,840	–	–	4,840
Real Estate	2,738	–	–	2,738
Real Estate Investment Trust	200,146	–	–	200,146
Retail	100,036	–	–	100,036
Savings & Loans	36,612	–	–	36,612
Semiconductors	33,169	–	–	33,169
Software	23,349	–	–	23,349
Storage/Warehousing	4,563	–	–	4,563
Telecommunications	21,583	–	–	21,583
Textiles	15,757	–	–	15,757
Toys, Games & Hobbies	6,081	–	–	6,081
Transportation	31,227	–	–	31,227
Trucking & Leasing	9,495	–	–	9,495
Convertible Prefered Stocks	891	–	–	891
Investment Companies	41,333	–	–	41,333
Short-Term Investments	–	2,215	–	2,215
Total Investments	$1,720,168	$2,215	$876	$1,723,259

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,350	$–	$–	$1,350

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Liabilities
Futures Contracts	$(9)	$–	$–	$(9)
Total Other Financial Instruments	$1,341	$–	$–	$1,341

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The following is a reconcilation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S)*		BALANCE AS OF 3/31/11 (000S)
Common Stocks
Chemicals	$–	$–	$–	$–	$876	(a)	$876
Total	$–	$–	$–	$–	$876		$876

(a)	Transferred into Level 3 due to security having evaluated prices based on broker quotes, accumulated by the Fund’s primary pricing source.

*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.7%

Aerospace/Defense – 1.2%
General Dynamics Corp.	15,174	$1,162

Biotechnology– 7.1%

Celgene Corp. *	14,533	836

Dendreon Corp. *	14,475	542

Gilead Sciences, Inc. *	37,906	1,609

Human Genome Sciences, Inc. *	18,750	515

Life Technologies Corp. *	40,048	2,099
Vertex Pharmaceuticals, Inc. *	22,898	1,097
		6,698

Commercial Services – 1.5%
SuccessFactors, Inc. *	36,387	1,422

Computers – 22.9%

Accenture PLC, Class A	19,903	1,094

Apple, Inc. *	12,531	4,366

Brocade Communications Systems, Inc. *	146,885	903

Cognizant Technology Solutions Corp., Class A *	14,681	1,195

EMC Corp. *	106,765	2,835

Hewlett-Packard Co.	51,959	2,129

International Business Machines Corp.	11,103	1,811

MICROS Systems, Inc. *	39,250	1,940

NetApp, Inc. *	29,035	1,399

Riverbed Technology, Inc. *	29,843	1,124

SanDisk Corp. *	25,586	1,179
Teradata Corp. *	35,466	1,798
		21,773

Electronics – 1.9%

Dolby Laboratories, Inc., Class A *	13,353	657
Waters Corp. *	13,103	1,139
		1,796

Healthcare – Products – 0.8%
Intuitive Surgical, Inc. *	2,337	779

Internet – 13.1%

Amazon.com, Inc. *	9,644	1,737

AsiaInfo-Linkage, Inc. *	48,838	1,057

F5 Networks, Inc. *	22,846	2,343

Google, Inc., Class A *	6,208	3,639

j2 Global Communications, Inc. *	34,639	1,022

TIBCO Software, Inc. *	51,322	1,399
VeriSign, Inc.	33,682	1,220
		12,417

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.7% – continued

Office/Business Equipment – 0.9%
Canon, Inc. ADR	20,325	$881

Semiconductors – 14.7%

Analog Devices, Inc.	27,349	1,077

Applied Materials, Inc.	67,897	1,061

Broadcom Corp., Class A *	25,002	985

Intel Corp.	80,853	1,631

KLA-Tencor Corp.	21,045	997

Marvell Technology Group Ltd. *	45,290	704

Microchip Technology, Inc.	23,409	890

National Semiconductor Corp.	65,179	935

Netlogic Microsystems, Inc. *	24,416	1,026

NXP Semiconductor N.V. *	37,848	1,135

ON Semiconductor Corp. *	88,698	875

Texas Instruments, Inc.	44,652	1,543
Xilinx, Inc.	32,905	1,079
		13,938

Software – 20.5%

Activision Blizzard, Inc.	142,503	1,563

Adobe Systems, Inc. *	30,964	1,027

Blackboard, Inc. *	27,157	984

BMC Software, Inc. *	21,635	1,076

Check Point Software Technologies Ltd. *	44,606	2,277

Citrix Systems, Inc. *	32,450	2,384

CommVault Systems, Inc. *	29,925	1,193

Microsoft Corp.	21,432	544

Open Text Corp. *	18,484	1,152

Oracle Corp.	103,984	3,470

QLIK Technologies, Inc. *	17,835	464

Red Hat, Inc. *	44,485	2,019
SolarWinds, Inc. *	53,516	1,256
		19,409

Telecommunications – 13.1%

Amdocs Ltd. *	49,034	1,415

American Tower Corp., Class A *	18,175	942

Cisco Systems, Inc.	139,608	2,394

Finisar Corp. *	28,262	695

Juniper Networks, Inc. *	35,100	1,477

LogMeIn, Inc. *	16,650	702

Oclaro, Inc. *	34,282	395

Polycom, Inc. *	36,995	1,918

See Notes to the Financial Statements.

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.7% – continued

Telecommunications – 13.1% – continued
QUALCOMM, Inc.	44,909	$2,462
		12,400
Total Common Stocks
(Cost $83,818)		92,675

INVESTMENT COMPANIES – 1.3%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	1,208,911	$1,209
Total Investment Companies
(Cost $1,209)		1,209

Total Investments – 99.0%
(Cost $85,027)		93,884

Other Assets less Liabilities – 1.0%		967
NET ASSETS – 100.0%		$94,851

(1)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $703,000 with net purchases of approximately $506,000 during the fiscal year ended March 31, 2011.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Technology Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Aerospace & Defense	1.3%
Biotechnology	5.0
Communciations Equipment	14.8
Computers & Peripherals	14.8
Electronic Equipment Instruments & Components	0.7
Health Care Equipment & Supplies	0.8
Internet & Catalog Retail	1.9
Internet Software & Services	8.3
IT Services	5.9
Life Sciences Tools & Services	3.5
Office Electronics	1.0
Semiconductor & Semiconductor Equipment	15.0
Software	26.0
Wireless Telecommunication Services	1.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Technology Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$92,675	(1)	$–	$–	$92,675
Investment Companies	1,209		–	–	1,209
Total Investments	$93,884		$–	$–	$93,884

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Enhanced Large Cap, Income Equity, International Equity (formerly known as International Growth Equity), Large Cap Equity (formerly known as Growth Equity), Large Cap Growth (formerly known as Select Equity), Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein. Effective July 31, 2010, the Growth Equity Fund was renamed the Large Cap Equity Fund and the Select Equity Fund was renamed the Large Cap Growth Fund in order to reflect changes in each Fund’s respective investment strategies. Effective July 31, 2010, the International Growth Equity Fund was renamed the International Equity Fund to more accurately reflect the Fund’s investment style.

Effective July 31, 2010, Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.) assumed the responsibilities of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Funds, with respect to the International Equity Fund. Therefore, effective July 31, 2010, NTGIL no longer serves as an investment adviser to the International Equity Fund. The fees payable by the Fund under the agreement, the personnel who manage the Fund and the services provided to the Fund remain unchanged as a result of the assumption of these responsibilities. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2011

obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains on closed futures contracts in Net realized gains on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Fund’s Financial Statements can be found in Note 9.

At March 31, 2011, the Enhanced Large Cap, Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate fair value of assets pledged to cover margin requirements for open positions was approximately $55,000, $745,000 and $2,215,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with net realized and unrealized gains (losses) on written options on the Statements of Operations.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

Transactions in options written by the Large Cap Equity Fund during the fiscal year ended March 31, 2011, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at March 31, 2010	214	$8
Options written	430	25
Options expired or closed	(644)	(33)
Options exercised	—	—
Options outstanding at March 31, 2011	—	$ —

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York stock exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York stock exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with Net realized gains on investments and Net

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in Net realized gains on foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

There were no swaps, caps, collars or floors outstanding for any of the Funds as of or during the fiscal year ended March 31, 2011.

Certain Funds invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2011, were approximately $3,000 for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2010, were less than $1,000 for the International Equity Fund. These amounts are included in “Proceeds from Shares Sold” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2011

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Enhanced Large Cap	Quarterly
Income Equity	Monthly
International Equity (1)	Annually
Large Cap Equity (2)	Quarterly
Large Cap Growth (3)	Annually
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trusts (“REITs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Enhanced Large Cap	$(1)	$1	$ —
Income Equity	(294)	294	—
International Equity (1)	590	(2,320)	1,730
Large Cap Equity (2)	26	—	(26)

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Large Cap Growth (3)	$53	$47,079	$(47,132)
Large Cap Value	—	—	—
Small Cap Core	(9)	25,517	(25,508)
Small Cap Value	(373)	373	—
Technology	438	189,742	(190,180)

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly know as the Select Equity Fund

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010, through the fiscal year ended March 31, 2011, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
International Equity (1)	$7

(1)	Formerly known as the International Growth Equity Fund

At March 31, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2012	MARCH 31, 2017	MARCH 31, 2018
Enhanced Large Cap	$ —	$11,471	$9,392
Income Equity	—	—	29,865
International Equity (1)	—	8,621	154,278
Large Cap Equity (2)	—	9,209	40,723
Large Cap Growth (3)	—	12,709	20,105
Large Cap Value	—	55,266	61,413
Small Cap Core	—	6,219	1,352
Small Cap Value	—	—	81,336
Technology	21,097	6,315	10,853

(1)	Formerly known as the International Growth Equity Fund

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At March 31, 2011, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Enhanced Large Cap	$3	$ —	$1,778
Income Equity	592	—	62,482
International Equity (1)	1,260	—	41,975
Large Cap Equity (2)	—	—	29,482
Large Cap Growth (3)	—	—	10,940
Large Cap Value	490	—	29,397
Small Cap Core	151	—	21,254
Small Cap Value	648	—	372,039
Technology	—	—	7,603

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

*	Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$314	$ —
Income Equity	6,939	—
International Equity (1)	4,643	—
Large Cap Equity (2)	876	—
Large Cap Growth (3)	70	—
Large Cap Value	3,451	—
Small Cap Value	11,401	—

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$396	$ —
Income Equity	5,970	—
International Equity (1)	7,000	—
Large Cap Equity (2)	1,404	—
Large Cap Growth (3)	300	—
Large Cap Value	4,600	—
Small Cap Value	10,900	—

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement

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EQUITY FUNDS

MARCH 31, 2011

recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2007 through March 31, 2010 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under shareholder servicing fees for the fiscal year ended March 31, 2011.

4. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2011 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Enhanced Large Cap	$213	1.14%
International Equity (1)	825	1.23%
Large Cap Equity (2)	164	1.13%
Large Cap Value	1,643	1.32%

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2011, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Expenses reimbursed by investment adviser as a reduction to Total expenses in the Statements of Operations.

The annual advisory fees and expense limitations for the Funds for the fiscal year ended March 31, 2011, were as follows:

	CONTRACTUAL
Fund	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Enhanced Large Cap	0.30%	0.60%
Small Cap Core	0.85%	1.00%
Small Cap Value	0.85%	1.00%

	CONTRACTUAL ANNUAL ADVISORY FEE			EXPENSE LIMITATIONS
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Income Equity	0.85%	0.80%	0.77%	1.00%
International Equity (1)	1.00%	0.94%	0.90%	1.25%
Large Cap Equity (2)	0.85%	0.80%	0.77%	1.00%
Large Cap Growth (3)	0.85%	0.80%	0.77%	1.00%
Large Cap Value	0.85%	0.80%	0.77%	1.10%
Technology	1.00%	0.94%	0.90%	1.25%

(1)	Formerly known as the International Growth Equity Fund

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment adviser has contractually agreed to reimburse certain expenses of the Funds. The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the investment adviser or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustees fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Expenses reimbursed by investment adviser on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Enhanced Large Cap	$ —	$19,508	$ —	$31,679
Income Equity	—	74,376	—	56,865
International Equity (1)	—	121,693	—	136,701
Large Cap Equity (2)	—	70,191	—	94,734
Large Cap Growth (3)	—	114,682	—	123,783
Large Cap Value	—	124,376	—	169,676
Small Cap Core	—	126,456	—	10,114
Small Cap Value	—	265,172	—	316,313
Technology	—	94,332	—	103,468

(1)	Formerly known as the International Growth Equity Fund

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MARCH 31, 2011

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION DEPRECIATION	COST BASIS OF SECURITIES
Enhanced Large Cap	$2,027	$(253)	$1,774	$12,600
Income Equity	72,423	(9,940)	62,483	319,325

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION DEPRECIATION	COST BASIS OF SECURITIES
International Equity (1)	$58,899	$(16,926)	$41,973	$289,472
Large Cap Equity (2)	32,676	(3,194)	29,482	126,683
Large Cap Growth (3)	11,717	(777)	10,940	78,598
Large Cap Value	32,908	(3,511)	29,397	161,544
Small Cap Core	24,232	(3,212)	21,020	159,090
Small Cap Value	430,635	(59,937)	370,698	1,352,561
Technology	11,036	(3,434)	7,602	86,282

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	673	$5,890	20	$165	(2,161)	$(18,886)	(1,468)	$(12,831)
Income Equity	10,101	118,631	297	3,364	(8,097)	(93,159)	2,301	28,836
International Equity (1)	9,124	72,417	98	807	(11,254)	(87,640)	(2,032)	(14,416)
Large Cap Equity (2)	1,523	19,391	39	498	(3,544)	(44,526)	(1,982)	(24,637)
Large Cap Growth (3)	393	7,926	3	59	(853)	(16,651)	(457)	(8,666)
Large Cap Value	3,004	28,107	194	1,885	(8,694)	(80,402)	(5,496)	(50,410)
Small Cap Core	9,297	134,520	—	—	(1,018)	(13,698)	8,279	120,822
Small Cap Value	29,049	407,544	680	10,373	(32,638)	(459,078)	(2,909)	(41,161)
Technology	522	7,416	—	—	(1,127)	(14,917)	(605)	(7,501)

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2010 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	259	$1,950	27	$200	(2,081)	$(14,370)	(1,795)	$(12,220)
Income Equity	8,807	87,656	333	3,304	(9,581)	(94,230)	(441)	(3,270)
International Equity (1)	12,867	94,675	173	1,325	(17,778)	(124,082)	(4,738)	(28,082)
Large Cap Equity (2)	1,762	19,806	69	772	(5,668)	(61,936)	(3,837)	(41,358)
Large Cap Growth (3)	394	6,753	13	244	(1,347)	(22,676)	(940)	(15,679)
Large Cap Value	3,395	27,586	266	2,330	(14,808)	(120,665)	(11,147)	(90,749)
Small Cap Core	525	5,146	—	—	(1,114)	(11,422)	(589)	(6,276)
Small Cap Value	40,843	453,513	804	9,812	(38,494)	(434,049)	3,153	29,276
Technology	811	8,429	—	—	(1,530)	(16,292)	(719)	(7,863)

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2011:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Enhanced Large Cap	Equity contracts	Net Assets — Unrealized appreciation	$5	*	Net Assets — Unrealized depreciation	$—	*
International Equity (1)	Forward foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	2		Unrealized loss on forward foreign currency exchange contracts	—		Citibank
Small Cap Core	Equity contracts	Net Assets — Unrealized appreciation	234	*	Net Assets — Unrealized depreciation	—	*
Small Cap Value	Equity contracts	Net Assets — Unrealized appreciation	1,350	*	Net Assets — Unrealized depreciation	(9	)*

(1)	Formerly known as the International Growth Equity Fund

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported with the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2011:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	$173
International Equity (1)	Forward foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(70)
Large Cap Equity (2)	Equity contracts	Net realized gains (losses) on written options	25
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	934
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	5,713

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MARCH 31, 2011

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(16)
International Equity (1)	Forward foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2
Large Cap Equity (2)	Equity contracts	Net change in unrealized appreciation (depreciation) on written options	3
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	212
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	937

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

Volume of derivative activity for the fiscal year ended March 31, 2011*:

	FOREIGN EXCHANGE CONTRACTS**		EQUITY CONTRACTS		PURCHASED OPTIONS CONTRACTS		WRITTEN OPTIONS CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE COST OF PROCEEDS***
Enhanced Large Cap	—	$ —	24	$266	—	$ —	—	$ —
International Equity (1)	65	493	—	—	—	—	—	—
Large Cap Equity (2)	—	—	—	—	—	—	17	1
Small Cap Core	—	—	109	589	—	—	—	—
Small Cap Value	—	—	128	2,869	—	—	—	—

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts, and number of trades and average cost of proceeds of sale for written option contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in these financial statements.

11. LEGAL PROCEEDINGS

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding attempts to “clawback” the proceeds paid out in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out.

The value of the proceeds received by the Enhanced Large Cap Fund and the Large Cap Value Fund, are approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of this proceeding. The complaint alleges no misconduct by the Funds or any member of the putative defendant class, and the Funds intend to vigorously defend any lawsuit. The Funds are currently assessing the case and have not yet determined the potential effect, if any, on their respective net asset values.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund (formerly known as the International Growth Equity Fund), Large Cap Equity Fund (formerly known as the Growth Equity Fund), Large Cap Growth Fund (formerly known as the Select Equity Fund), Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), nine separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

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EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

FUND	QDI PERCENTAGE
Enhanced Large Cap	100.00%
Income Equity	64.55%
International Equity (1)	94.45%
Large Cap Equity (2)	100.00%
Large Cap Growth (3)	100.00%
Large Cap Value	100.00%
Small Cap Value	64.98%

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Enhanced Large Cap	97.62%
Income Equity	61.35%
Large Cap Equity (2)	98.55%
Large Cap Growth (3)	98.80%
Large Cap Value	99.11%
Small Cap Value	65.71%

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
International Equity (1)	$0.0151	$0.1108

(1)	Formerly known as the International Growth Equity Fund

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 88), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 92). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ENHANCED LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.61%	$1,000.00	$1,173.90	$3.31
Hypothetical	0.61%	$1,000.00	$1,021.89	$3.07

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.00%	$1,000.00	$1,165.50	$5.40
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

INTERNATIONAL EQUITY(1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.25%	$1,000.00	$1,107.20	$6.57
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29

LARGE CAP EQUITY(2)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.00%	$1,000.00	$1,174.00	$5.42
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

LARGE CAP GROWTH(3)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.00%	$1,000.00	$1,214.60	$5.52
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.10%	$1,000.00	$1,160.70	$5.93
Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.00%	$1,000.00	$1,256.00	$5.62
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2011 (UNAUDITED)

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.00%	$1,000.00	$1,227.30	$5.55
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.25%	$1,000.00	$1,192.40	$6.83
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29

(1)	Formerly known as the International Growth Equity Fund

(2)	Formerly known as the Growth Equity Fund

(3)	Formerly known as the Select Equity Fund

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 67 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1998;

•   Trustee of DePaul University from 1998 to 2009;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•   Founding Member and Director of the Illinois Venture Capital Association since 2001;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•   Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•   Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•   Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•   Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

•   Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•   Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2011

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 73 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Education Corporation of America since 2008;

•   Chairman of the Japan America Society of Chicago since 2009;

•   Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•   Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•   Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•   Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•   Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•   Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•   Member of the Board of Trustees of Lafayette College since 1996;

•   Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

•   Audit Committee Chairman, The University of Chicago from 2006 to present;

•   Trustee, The University of Chicago from 1987 to present.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•   Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 54 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, Inc. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2011

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2011

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

ENHANCED LARGE CAP FUND1

INCOME EQUITY FUND1,2,3

INTERNATIONAL EQUITY FUND1,4

LARGE CAP EQUITY FUND1

LARGE CAP GROWTH FUND1

LARGE CAP VALUE FUND1,7

SMALL CAP CORE FUND1,6

SMALL CAP VALUE FUND1,6,7

TECHNOLOGY FUND1,5

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Interest Rate/Maturity Risk: Increases in prevailing interest rates will cause fixed-income securities, including convertible securities, held by the Fund to decline in value.

4 International Risk: International investing involves increased risk and volatility.

5 Sector Risk: Because the Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

6 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

7 Value Risk: Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND (formerly known as the Emerging Markets Equity Fund)

38	GLOBAL REAL ESTATE INDEX FUND

46	GLOBAL SUSTAINABILITY INDEX FUND

58	INTERNATIONAL EQUITY INDEX FUND

72	MID CAP INDEX FUND

80	SMALL CAP INDEX FUND

107	STOCK INDEX FUND

116	NOTES TO THE FINANCIAL STATEMENTS

127	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

128	TAX INFORMATION

129	FUND EXPENSES

131	TRUSTEES AND OFFICERS

139	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND*

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned 17.24% during the 12-month period ended March 31, 2011, while the MSCI Emerging Markets IndexSM, the Fund’s benchmark, returned 18.46% for the same period. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns. Emerging markets outperformed the developed market return of 10.42% as gauged by the MSCI EAFE® Index.

Early in the 12-month period, global equities struggled to advance against a backdrop that included concern regarding the strength of the global economic recovery and a looming sovereign debt crisis in Europe. In May, fears that contagion from Greece would cause a more generalized European debt crisis drove markets lower. The summer saw the markets rally — supported by positive results from the European bank stress tests — before leveling off on renewed sovereign debt fears. Global markets assumed a generally upward trend beginning in September 2010 as leading economic indicators increasingly displayed progress and there was talk of further Federal Reserve bond purchases as part of quantitative easing efforts. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

With the exception of Egypt and Hungary, all countries in the Index posted positive returns during the 12-month period. Thailand, Chile and Peru were the top-performing markets, returning 43.20%, 32.37% and 31.73%, respectively. Egypt and Hungary were the worst-performing countries, returning -22.86% and -3.49%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY INDEX	17.24%	2.84%	7.98%

MSCI EMERGING MARKETS INDEXSM	18.46	4.32	9.46

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$13.06
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.72%
NET EXPENSE RATIO	0.72%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

* Formerly known as the Emerging Markets Equity Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 17.52% during the 12-month period ended March 31, 2011, closely tracking the 17.63% return for its benchmark, the FTSE® EPRA®/NAREIT® Global Index. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns.
As the reporting period began, global equities struggled to advance against a backdrop that included concern regarding the strength of the global economic recovery and a looming sovereign debt crisis in Europe. In May, fears that contagion from Greece would cause a more generalized European debt crisis drove markets lower. The summer saw the markets rally — supported by positive results from the European bank stress tests — before leveling off on renewed sovereign debt fears. Global markets assumed a generally upward trend beginning in September 2010 as leading economic indicators increasingly displayed progress and there was talk of further Federal Reserve bond purchases as part of quantitative easing efforts. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

All regions and countries in the Index contributed positively to the strong performance during the 12-month period. At the end of March, 9.76% of the Index represented emerging market real estate companies. The largest country in the Index, the United States —weighted at 57.38% — returned 24.32%. The strongest performance belonged to Canada, which gained 40.64% over the period. The second largest country in the Index, Australia at 12.18%, returned 17.80%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	17.52%	–2.92%	–0.64%

FTSE® EPRA®/NAREIT® GLOBAL INDEX	17.63	–2.67	0.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 48 countries worldwide.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
NET ASSETS	$651 MILLION
NET ASSET VALUE	$8.47
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.75%
NET EXPENSE RATIO	0.65%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 11.49% for the 12-month period ended March 31, 2011, while the MSCI World ESG Index, the Fund’s benchmark, returned 12.32%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.

Global equities struggled to advance early in the period against a backdrop that included concern over the strength of the global economic recovery and a looming sovereign debt crisis in Europe. In May, fears that contagion from Greece would cause a more generalized European debt crisis drove markets lower. The summer saw the markets rally — supported by positive results from the European bank stress tests — before leveling off on renewed sovereign debt fears. Global markets assumed a generally upward trend beginning in September 2010 as leading economic indicators increasingly displayed progress and there was talk of further Federal Reserve bond purchases as part of quantitative easing efforts. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

With the exception of Greece and Finland, all countries in the Index posted positive returns for the reporting period. The United States, the largest country in the Index with a 46.56% weighting, gained 12.74%. The strongest performance belonged to Denmark, up 32.87%. The lowest returns were posted by Greece and Finland at -32.53% and -16.58%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	11.49%	–0.67%	–0.72%

MSCI WORLD ESG INDEX*	12.32	0.39	0.14
*	Effective September 1, 2010, FTSE KLD Indices have been transitioned to a newly created family of MSCI ESG Indices. The FTSE KLD Global Sustainability Index is now the MSCI World ESG Index.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG Index is a float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific. The Index represents a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance factors.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
NET ASSETS	$99 MILLION
NET ASSET VALUE	$9.37
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.01%
NET EXPENSE RATIO	0.65%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 9.96% during the 12-month period ended March 31, 2011, while the MSCI EAFE® Index, the Fund’s benchmark, returned 10.42%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the minor difference in returns between the Fund and the Index.

Against a backdrop that included concern over the strength of the global economic recovery and a looming sovereign debt crisis in Europe, global equities struggled to advance early in the reporting period. In May, fears that contagion from Greece would cause a more generalized European debt crisis drove markets lower. The summer saw the markets rally — supported by positive results from the European bank stress tests — before leveling off on renewed sovereign debt fears. Global markets assumed a generally upward trend beginning in September 2010 as leading economic indicators increasingly displayed progress and there was talk of further Federal Reserve bond purchases as part of quantitative easing efforts. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

With the exception of Greece, Ireland and Israel, all Index countries had positive returns over the 12-month period. Sweden, Denmark and Norway were the top-performing countries, returning 30.93%, 30.35% and 26.60%, respectively. Greece, Ireland, and Israel lagged, returning -26.89%, -10.29% and -7.46%, respectively. In terms of sectors, energy at 8.52% of the Index was one of the top-performing sectors with a return of 15.54%. Other strong performers included industrials and financials, which posted returns of 20.00% and 17.10%, respectively. Utilities was the worst-performing sector for the period with a return of -1.05%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	9.96%	–3.32%	1.00%	4.15%

MSCI EAFE® INDEX	10.42	–3.01	1.30	4.48

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$10.88
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.61%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The S&P MidCap 400® Index returned 26.95% during the 12-month period ended March 31, 2011. As designed, the Mid Cap Index Fund’s return of 26.46% closely tracked that of the Index. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns.

As the reporting period opened, global equities struggled to advance against a backdrop that included concern over the strength of the global economic recovery and a looming sovereign debt crisis in Europe. U.S. markets began to rally in the third quarter of 2010 driven by better-than-expected earnings, increased mergers and acquisitions (M&A) activity and talk of further Federal Reserve bond purchases. The fourth quarter of 2010 saw equities boosted by the release of encouraging data in areas such as personal income and automobiles sales. The Federal Reserve announcement of $600 billion of U.S. Treasury purchases through June 2011 also gave markets a lift, although this was soon negated by concern regarding continued home foreclosures. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

All sectors within the Index posted positive returns for the reporting period. The energy sector, weighted at approximately 6.66% of the Index, posted a return of 49.69%. Other strong-performing sectors included information technology and industrials, which returned 37.38% and 34.13%, respectively. Telecommunications services represented the worst-performing sector for the period with a return of 11.38%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MID CAP INDEX	26.46%	9.63%	5.74%	8.05%

S&P MIDCAP 400® INDEX	26.95	10.00	6.07	8.49

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
NET ASSETS	$519 MILLION
NET ASSET VALUE	$13.07
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.52%
NET EXPENSE RATIO	0.29%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

Small-cap stocks, as represented by the Russell 2000® Index, returned 25.79% during the 12-month period ended March 31, 2011. As designed, the Small Cap Index Fund’s return of 25.29% closely tracked that of the Index. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns. Small-cap stocks slightly underperformed mid-cap stocks as measured by the S&P MidCap 400® Index return of 26.95%, and outperformed large-cap stocks as measured by the S&P 500® Index return of 15.65%.

As the period opened, concern over the strength of the global economic recovery and a looming sovereign debt crisis in Europe acted as a headwind against global equities. U.S. markets began to rally in the third quarter of 2010 driven by better-than-expected earnings, increased mergers and acquisitions (M&A) activity and talk of further Federal Reserve bond purchases. The fourth quarter of 2010 saw equities boosted by the release of encouraging data in areas such as personal income and automobiles sales. The Federal Reserve announcement of $600 billion of U.S. Treasury purchases through June 2011 also gave markets a lift, although this was soon negated by concern regarding continued home foreclosures. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

All Index sectors posted positive returns for the reporting period. Energy stocks led performance with a gain of 54.09%. Financial stocks, which account for the largest weighting in the Index at 20.93%, posted the lowest return, 11.81%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	25.29%	3.02%	7.34%	6.73%

RUSSELL 2000® INDEX	25.79	3.35	7.87	7.42

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
NET ASSETS	$442 MILLION
NET ASSET VALUE	$9.28
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.54%
NET EXPENSE RATIO	0.34%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 15.65% during the 12-month period ended March 31, 2011. The Stock Index Fund’s return of 15.40% closely tracked that of the Index, with differences in return driven by transaction costs and Fund expenses.

Global equities struggled to advance early in the period against a backdrop that included concern over the strength of the global economic recovery and a looming sovereign debt crisis in Europe. U.S. markets began to rally in the third quarter of 2010 driven by better-than-expected earnings, increased mergers and acquisitions (M&A) activity and talk of further Federal Reserve bond purchases. The fourth quarter of 2010 saw equities boosted by the release of encouraging data in areas such as personal income and automobiles sales. The Federal Reserve announcement of $600 billion of U.S. Treasury purchases through June 2011 also gave markets a lift, although this was soon negated by concern regarding continued home foreclosures. A November agreement between the Obama administration and congressional Republicans on the U.S. budget and tax rates provided additional support for equities. In late February, markets were unsettled by political unrest in the Middle East and accompanying concern that a disruption in the supply of oil could impact inflation. March saw a catastrophic earthquake and tsunami hit Japan, leaving thousands dead and causing severe damage to nuclear power generators north of Tokyo. The disaster caused equities to dip briefly as markets struggled to determine the scope and duration of the impact on the global economy.

All Index sectors posted positive returns for the period. Energy, at 13.27% of the Index, posted a return of 39.82%. Other strong performers included telecommunications services and materials stocks, which returned 30.37% and 24.18%, respectively. The financial sector lagged, with a return of 3.95%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	15.40%	2.39%	2.92%	5.89%

S&P 500® INDEX	15.65	2.62	3.29	6.50

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
NET ASSETS	$2.2 BILLION
NET ASSET VALUE	$16.41
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.39%
NET EXPENSE RATIO	0.24%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND(1)		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at cost	$1,190,038	(2)	$557,077	(2)
Investments, at value	$1,599,999	(4)	$636,247	(4)
Cash held at broker (restricted $170, $492, $81, respectively)	822		2,990
Foreign currencies held at broker, at value (restricted $883, $579, $71, $1,826, respectively)	2,660	(6)	2,130	(6)
Foreign currencies, at value (cost $8,154, $3,682, $572, $3,900, respectively)	8,299		3,690
Dividend income receivable	3,559		1,671
Interest income receivable	12		9
Receivable for foreign tax reclaimable	50		349
Receivable for securities sold	–		4,073
Receivable for variation margin on futures contracts	51		58
Receivable for fund shares sold	1,179		832
Receivable from investment adviser	1		12
Unrealized gain on forward foreign currency exchange contracts	6		23
Prepaid and other assets	3		1
Total Assets	1,616,641		652,085
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	26		82
Payable for securities purchased	863		556
Payable for variation margin on futures contracts	10		13
Payable for fund shares redeemed	613		132
Payable to affiliates:
Investment advisory fees	106		43
Administration fees	46		18
Custody and accounting fees	34		16
Shareholder servicing fees	7		9
Transfer agent fees	30		12
Trustee fees	5		4
Accrued other liabilities	52		19
Total Liabilities	1,792		904
Net Assets	$1,614,849		$651,181
ANALYSIS OF NET ASSETS:
Capital stock	$1,350,079		$1,245,622
Accumulated undistributed net investment income (loss)	(8,478)		(793)
Accumulated undistributed net realized loss	(137,499)		(673,764)
Net unrealized appreciation	410,747		80,116
Net Assets	$1,614,849		$651,181
Shares Outstanding ($.0001 par value, unlimited authorization)	123,703		76,868
Net Asset Value, Redemption and Offering Price Per Share	$13.06		$8.47

(1)	Formerly known as Emerging Markets Equity Fund.
(2)	Amounts include cost from Diversified Assets Portfolio of the Northern Institutional Funds of $2,669, $2,007, $792, $15,794, $13,892, $20,507, and $78,989, respectively.
(3)	Amounts include cost from the Northern Trust Corp. of $94 and $2,487, respectively.
(4)	Amounts include value from Diversified Assets Portfolio of the Northern Institutional Funds of $2,669, $2,007, $792, $15,794, $13,892, $20,507, and $78,989, respectively.
(5)	Amounts include value from the Northern Trust Corp. of $88 and $2,081, respectively.
(6)	Costs associated with foreign currencies held at broker are $2,583, $2,023, $371, and $4,533, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$80,467	(2)(3)	$1,461,985	(2)	$401,645	(2)	$354,110	(2)	$1,920,036	(2)(3)
$97,531	(4)(5)	$1,680,436	(4)	$515,973	(4)	$443,431	(4)	$2,231,098	(4)(5)
377		20		–		–		–
379	(6)	4,607	(6)	–		–		–
587		3,953		–		–		–
277		6,345		378		430		2,681
1		3		–		–		–
60		2,132		–		–		–
25		–		4,386		322		317
–		20		73		78		–
69		2,029		519		779		2,866
5		59		63		52		73
1		148		–		–		–
1		3		–		1		3
99,313		1,699,755		521,392		445,093		2,237,038

3		16		–		–		–
51		5,856		2,117		2,577		1,774
6		71		–		3		194
5		536		170		187		902

7		80		19		17		42
3		48		15		12		63
6		36		7		6		9
8		–		–		–		2
2		32		10		8		42
2		11		3		4		8
19		55		37		25		55
112		6,741		2,378		2,839		3,091
$99,201		$1,693,014		$519,014		$442,254		$2,233,947

$87,123		$1,769,303		$430,954		$379,480		$1,971,385
431		7,097		873		402		656
(5,464)		(302,322)		(27,599)		(27,643)		(50,082)
17,111		218,936		114,786		90,015		311,988
$99,201		$1,693,014		$519,014		$442,254		$2,233,947
10,588		155,597		39,698		47,652		136,142
$9.37		$10.88		$13.07		$9.28		$16.41

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND(1)		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$30,542	(2)(3)	$14,660	(2)(4)
Interest income	20		–
Total Investment Income	30,562		14,660
EXPENSES:
Investment advisory fees	5,090		1,927
Administration fees	2,181		826
Custody fees	1,347		534
Accounting fees	166		75
Transfer agent fees	1,454		551
Registration fees	38		30
Printing fees	45		20
Professional fees	57		18
Shareholder servicing fees	52		66
Trustee fees	22		7
Interest expense	29		–
Other	34		14
Total Expenses	10,515		4,068
Less expenses reimbursed by investment adviser	(8)		(502)
Net Expenses	10,507		3,566
Net Investment Income	20,055		11,094
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(7,737)		(4,469)
Futures contracts	1,498		1,442
Foreign currency transactions	(990)		153
Net change in unrealized appreciation (depreciation) on:
Investments	216,913		81,306
Futures contracts	359		462
Forward foreign currency exchange contracts	(20)		(66)
Translation of other assets and liabilities denominated in foreign currencies	153		294
Net Gains	210,176		79,122
Net Increase in Net Assets Resulting from Operations	$230,231		$90,216

(1)	Formerly known as Emerging Markets Equity Fund.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $1, $4, $4, $3 and $13, respectively.
(3)	Net of $3,600 in non-reclaimable foreign withholding taxes.
(4)	Net of $780 in non-reclaimable foreign withholding taxes.
(5)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(6)	Net of $124 in non-reclaimable foreign withholding taxes.
(7)	Net of $4,688 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2011

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$1,942	(5)(6)	$41,333	(2)(7)	$5,136	(2)	$3,940	(2)	$34,809	(2)
–		8		2		2		11
1,942		41,341		5,138		3,942		34,820

286		3,740		786		661		1,669
123		2,244		589		496		2,504
112		1,385		85		150		214
28		170		59		53		187
82		1,496		393		330		1,669
22		37		28		19		33
17		43		52		30		45
18		56		18		18		56
41		17		37		35		8
8		22		7		7		22
–		2		–		–		–
12		32		13		12		32
749		9,244		2,067		1,811		6,439
(219)		(2,529)		(909)		(680)		(2,380)
530		6,715		1,158		1,131		4,059
1,412		34,626		3,980		2,811		30,761

(2,685)		(16,451)		18,075		4,539		2,725
116		(1,480)		1,609		2,485		8,634
66		59		–		–		–

11,232		119,739		79,141		72,295		217,168
(20)		(697)		348		620		101
2		603		–		–		–
29		678		–		–		–
8,740		102,451		99,173		79,939		228,628
$10,152		$137,077		$103,153		$82,750		$259,389

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND(1)		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2011	2010	2011	2010
OPERATIONS:
Net investment income	$20,055	$8,852	$11,094	$10,770
Net realized gains (losses)	(7,229)	(2,943)	(2,874)	(50,888)
Net change in unrealized appreciation	217,405	337,108	81,996	251,501
Net Increase in Net Assets Resulting from Operations	230,231	343,017	90,216	211,383
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	41,741	729,728	76,227	61,114
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	41,741	729,728	76,227	61,114
DISTRIBUTIONS PAID:
From net investment income	(25,700)	(12,000)	(11,986)	(10,840)
From net realized gains	–	–	–	–
Total Distributions Paid	(25,700)	(12,000)	(11,986)	(10,840)
Total Increase in Net Assets	246,272	1,060,745	154,457	261,657
NET ASSETS:
Beginning of year	1,368,577	307,832	496,724	235,067
End of year	$1,614,849	$1,368,577	$651,181	$496,724
Accumulated Undistributed Net Investment Income (Loss)	$(8,478)	$(2,234)	$(793)	$(566)

(1)	Formerly known as Emerging Markets Equity Fund.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

$1,412	$956	$34,626	$28,117	$3,980	$3,567	$2,811	$2,049	$30,761	$23,221
(2,503)	92	(17,872)	(66,945)	19,684	(8,255)	7,024	(9,964)	11,359	(7,191)
11,243	18,921	120,323	460,657	79,489	135,875	72,915	108,403	217,269	454,605
10,152	19,969	137,077	421,829	103,153	131,187	82,750	100,488	259,389	470,635

17,378	20,124	48,472	315,394	94,219	(5,557)	88,451	20,372	478,521	223,677
17,378	20,124	48,472	315,394	94,219	(5,557)	88,451	20,372	478,521	223,677

(1,310)	(850)	(30,600)	(27,500)	(3,700)	(3,535)	(2,745)	(2,050)	(30,457)	(22,827)
–	–	–	–	–	(1)	–	–	–	–
(1,310)	(850)	(30,600)	(27,500)	(3,700)	(3,536)	(2,745)	(2,050)	(30,457)	(22,827)
26,220	39,243	154,949	709,723	193,672	122,094	168,456	118,810	707,453	671,485

72,981	33,738	1,538,065	828,342	325,342	203,248	273,798	154,988	1,526,494	855,009
$99,201	$72,981	$1,693,014	$1,538,065	$519,014	$325,342	$442,254	$273,798	$2,233,947	$1,526,494
$431	$268	$7,097	$2,678	$873	$794	$402	$402	$656	$555

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND(1)
Selected per share data	2011		2010	2009	2008	2007(2)
Net Asset Value, Beginning of Period	$11.31		$6.46	$12.92	$11.11	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.07	0.26	0.19	0.09
Net realized and unrealized gains (losses)	1.80		4.90	(6.41)	2.09	1.08
Total from Investment Operations	1.95		4.97	(6.15)	2.28	1.17
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.20)		(0.12)	(0.20)	(0.22)	(0.06)
From net realized gains	–		–	(0.11)	(0.25)	–
Total Distributions Paid	(0.20)		(0.12)	(0.31)	(0.47)	(0.06)
Net Asset Value, End of Period	$13.06		$11.31	$6.46	$12.92	$11.11
Total Return(4)	17.24%		77.02%	(47.60)%	20.17%	11.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,614,849		$1,368,577	$307,832	$686,989	$451,651
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits	0.72	%(6)	0.72%	0.76%	0.72%	0.77%
Expenses, before reimbursements and credits	0.72%		0.72%	0.76%	0.72%	0.77%
Net investment income, net of reimbursements and credits	1.38	%(6)	1.07%	2.14%	1.45%	1.23%
Net investment income, before reimbursements and credits	1.38%		1.07%	2.14%	1.45%	1.23%
Portfolio Turnover Rate	40.61%		13.07%	29.68%	11.32%	16.23%

(1)	Formerly known as Emerging Markets Equity Fund.
(2)	Commenced investment operations on April 25, 2006.
(3)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(4)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, which represents less than 0.005% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2011		2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$7.37		$4.14	$10.17	$12.79	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.17	0.34	0.29	0.15
Net realized and unrealized gains (losses)	1.10		3.23	(6.08)	(2.58)	2.77
Total from Investment Operations	1.27		3.40	(5.74)	(2.29)	2.92
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.17)		(0.17)	(0.28)	(0.25)	(0.12)
From net realized gains	–		–	(0.01)	(0.08)	(0.01)
Total Distributions Paid	(0.17)		(0.17)	(0.29)	(0.33)	(0.13)
Net Asset Value, End of Period	$8.47		$7.37	$4.14	$10.17	$12.79
Total Return(3)	17.52%		82.69%	(57.38)%	(18.01)%	29.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$651,181		$496,724	$235,067	$1,050,642	$783,787
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.65	%(5)	0.65%	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.74%		0.75%	0.74%	0.72%	0.77%
Net investment income, net of reimbursements and credits	2.01	%(5)	2.64%	3.74%	2.73%	2.27%
Net investment income, before reimbursements and credits	1.92%		2.54%	3.65%	2.66%	2.15%
Portfolio Turnover Rate	4.56%		21.50%	38.23%	25.48%	8.42%

(1)	Commenced investment operations on July 26, 2006.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, which represents less than 0.005% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$8.53		$5.62	$9.98	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.12	0.09	0.02
Net realized and unrealized gains (losses)	0.83		2.91	(4.36)	(0.04)
Total from Investment Operations	0.97		3.03	(4.27)	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.13)		(0.12)	(0.09)	–
Total Distributions Paid	(0.13)		(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.37		$8.53	$5.62	$9.98
Total Return(3)	11.49%		53.91%	(42.89)%	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$99,201		$72,981	$33,738	$21,216
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.65	%(5)	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.91%		1.01%	1.23%	3.84	%(6)
Net investment income, net of reimbursements and credits	1.72	%(5)	1.80%	2.35%	3.66	%(6)
Net investment income, before reimbursements and credits	1.46%		1.44%	1.77%	0.47	%(6)
Portfolio Turnover Rate	28.77%		7.36%	17.55%	0.33%

(1)	Commenced investment operations on March 5, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, which represents less than 0.005% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on March 5, 2008, annualized gross expenses and net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.09		$6.70	$13.02	$13.92	$12.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.19	0.29	0.36	0.35
Net realized and unrealized gains (losses)	0.77		3.39	(6.31)	(0.76)	2.04
Total from Investment Operations	1.00		3.58	(6.02)	(0.40)	2.39
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.21)		(0.19)	(0.30)	(0.34)	(0.32)
From net realized gains	–		–	–	(0.16)	(0.19)
Total Distributions Paid	(0.21)		(0.19)	(0.30)	(0.50)	(0.51)
Net Asset Value, End of Year	$10.88		$10.09	$6.70	$13.02	$13.92
Total Return(2)	9.96%		53.57%	(46.49)%	(3.10)%	20.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,693,014		$1,538,065	$828,342	$1,672,952	$1,499,877
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.62%		0.61%	0.62%	0.62%	0.63%
Net investment income, net of reimbursements and credits	2.32	%(3)	2.37%	3.16%	2.27%	2.31%
Net investment income, before reimbursements and credits	2.15%		2.21%	2.99%	2.10%	2.13%
Portfolio Turnover Rate	8.41%		13.38%	20.29%	7.18%	7.49%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $34,000, which represents less than 0.005% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.42		$6.44	$10.86	$12.41	$11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.12	0.15	0.16	0.20
Net realized and unrealized gains (losses)	2.65		3.98	(4.08)	(1.00)	0.75
Total from Investment Operations	2.75		4.10	(3.93)	(0.84)	0.95
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.12)	(0.13)	(0.12)	(0.14)
From net realized gains	–		–	(0.36)	(0.59)	(0.34)
Total Distributions Paid	(0.10)		(0.12)	(0.49)	(0.71)	(0.48)
Net Asset Value, End of Year	$13.07		$10.42	$6.44	$10.86	$12.41
Total Return(1)	26.46%		63.81%	(36.39)%	(7.23)%	8.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$519,014		$325,342	$203,248	$366,855	$315,551
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.29	%(2)	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.53%		0.52%	0.51%	0.51%	0.52%
Net investment income, net of reimbursements and credits	1.02	%(2)	1.29%	1.49%	1.03%	1.38%
Net investment income, before reimbursements and credits	0.78%		1.07%	1.28%	0.82%	1.16%
Portfolio Turnover Rate	13.01%		29.69%	36.66%	21.73%	23.20%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$7.46		$4.63	$8.60	$10.93	$11.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.06	0.10	0.13	0.10
Net realized and unrealized gains (losses)	1.82		2.83	(3.24)	(1.51)	0.52
Total from Investment Operations	1.88		2.89	(3.14)	(1.38)	0.62
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.06)	(0.10)	(0.13)	(0.09)
From net realized gains	–		–	(0.73)	(0.82)	(1.58)
Total Distributions Paid	(0.06)		(0.06)	(0.83)	(0.95)	(1.67)
Net Asset Value, End of Year	$9.28		$7.46	$4.63	$8.60	$10.93
Total Return(1)	25.29%		62.55%	(37.67)%	(13.36)%	5.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$442,254		$273,798	$154,988	$293,464	$372,679
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.34	%(2)	0.35%	0.35%	0.35%	0.35%
Expenses, before waivers, reimbursements and credits	0.55%		0.54%	0.54%	0.51%	0.57%
Net investment income, net of waivers, reimbursements and credits	0.85	%(2)	0.94%	1.21%	1.12%	0.70%
Net investment income, before waivers, reimbursements and credits	0.64%		0.75%	1.02%	0.96%	0.48%
Portfolio Turnover Rate	13.55%		21.34%	29.57%	19.38%	21.77%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.47		$9.85	$16.33	$17.53	$15.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.23	0.29	0.31	0.29
Net realized and unrealized gains (losses)	1.94		4.62	(6.48)	(1.21)	1.54
Total from Investment Operations	2.20		4.85	(6.19)	(0.90)	1.83
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.23)	(0.29)	(0.30)	(0.28)
Total Distributions Paid	(0.26)		(0.23)	(0.29)	(0.30)	(0.28)
Net Asset Value, End of Year	$16.41		$14.47	$9.85	$16.33	$17.53
Total Return(1)	15.40%		49.46%	(38.25)%	(5.27)%	11.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,233,947		$1,526,494	$855,009	$1,103,216	$636,236
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.24	%(2)	0.25%	0.25%	0.25%	0.25%
Expenses, before waivers, reimbursements and credits	0.39%		0.39%	0.39%	0.41%	0.41%
Net investment income, net of waivers, reimbursements and credits	1.85	%(2)	1.84%	2.25%	1.84%	1.76%
Net investment income, before waivers, reimbursements and credits	1.70%		1.70%	2.11%	1.68%	1.60%
Portfolio Turnover Rate	4.35%		11.85%	4.22%	4.57%	3.25%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $113,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1%

Brazil – 7.2%

All America Latina Logistica S.A.	176,628	$1,450

Amil Participacoes S.A.	44,959	528

Anhanguera Educacional Participacoes S.A.	48,005	1,176

B2W Companhia Global Do Varejo	21,713	297

Banco Bradesco S.A. ADR	21,716	451

Banco do Brasil S.A.	224,744	4,068

Banco Santander Brasil S.A.	138,636	1,681

Banco Santander Brasil S.A. ADR	119,510	1,465

BM&F BOVESPA S.A.	771,961	5,603

BR Malls Participacoes S.A.	120,510	1,255

Brasil Telecom S.A. ADR	870	24

BRF - Brasil Foods S.A.	260,320	4,916

Brookfield, Incorporacoes S.A.	85,265	443

CCR S.A.	86,325	2,506

Centrais Eletricas Brasileiras S.A.	106,051	1,602

CETIP S.A. - Balcao Organizado de Ativos e Derivativos	73,806	1,221

Cia de Saneamento Basico do Estado de Sao Paulo	45,257	1,303

Cia Hering	52,861	971

Cia Siderurgica Nacional S.A.	291,190	4,759

Cielo S.A.	243,072	2,061

Cosan S.A. Industria e Comercio	50,347	783

CPFL Energia S.A.	37,419	1,063

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	116,872	1,108

Diagnosticos da America S.A.	90,842	1,168

Duratex S.A.	100,089	1,058

EcoRodovias Infraestrutura e Logistica S.A.	69,970	568

EDP - Energias do Brasil S.A.	22,470	546

Embraer S.A.	219,962	1,819

Fibria Celulose S.A. *	64,617	1,043

Gafisa S.A.	152,146	962

HRT Participacoes em Petroleo S.A. *	1,132	1,179

Hypermarcas S.A. *	109,058	1,443

JBS S.A.	202,236	726

Localiza Rent A Car S.A.	45,076	723

Lojas Renner S.A.	48,339	1,566

Marfrig Alimentos S.A.	58,392	522

MMX Mineracao e Metalicos S.A. *	86,603	544

MRV Engenharia e Participacoes S.A.	114,093	913

Multiplan Empreendimentos Imobiliarios S.A.	26,820	554

Natura Cosmeticos S.A.	68,514	1,930

Odontoprev S.A.	35,950	587

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Brazil – 7.2% – continued

OGX Petroleo e Gas Participacoes S.A. *	511,123	$6,152

PDG Realty S.A. Empreendimentos e Participacoes	417,024	2,340

Petroleo Brasileiro S.A.	1,176,978	23,516

Petroleo Brasileiro S.A. ADR	18,373	653

Porto Seguro S.A.	46,508	786

Redecard S.A.	133,124	1,961

Rossi Residencial S.A.	67,836	565

Souza Cruz S.A.	152,240	1,585

Sul America S.A.	44,795	560

Tele Norte Leste Participacoes S.A.	19,699	450

Totvs S.A.	44,855	861

Tractebel Energia S.A.	53,438	903

Usinas Siderurgicas de Minas Gerais S.A.	69,966	1,200

Vale S.A.	497,562	16,259

Vale S.A. ADR	17,008	567
Vivo Participacoes S.A. ADR	1,900	77
		117,020

Chile – 1.4%

AES Gener S.A.	949,539	511

Banco de Credito e Inversiones	12,235	766

Banco Santander Chile	18,750,500	1,572

CAP S.A.	29,686	1,436

Cencosud S.A.	360,995	2,582

Colbun S.A.	2,743,040	775

Compania Cervecerias Unidas S.A.	43,749	515

CorpBanca	27,662,934	421

Empresa Nacional de Electricidad S.A. ADR	3,800	211

Empresa Nacional de Electricidad S.A.	1,191,543	2,208

Empresas CMPC S.A.	43,814	2,138

Empresas COPEC S.A.	180,591	3,167

Enersis S.A.	4,744,489	1,971

Enersis S.A. ADR	9,024	188

ENTEL Chile S.A.	41,767	683

Lan Airlines S.A.	45,085	1,162

Lan Airlines S.A. ADR	8,335	213

S.A.C.I. Falabella	114,208	1,160

Sociedad Quimica y Minerade Chile S.A. ADR	3,193	177
Vina Concha y Toro S.A.	177,668	415
		22,271

China – 17.2%

Agile Property Holdings Ltd.	548,000	862

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

China – 17.2% – continued

Agricultural Bank of China Ltd., Class H *	6,737,962	$3,813

Air China Ltd., Class H *	880,705	813

Alibaba.com Ltd.	498,632	853

Aluminum Corp. of China Ltd., Class H *	1,559,435	1,478

Angang Steel Co. Ltd., Class H	426,798	585

Anhui Conch Cement Co. Ltd., Class H	328,050	2,062

Anta Sports Products Ltd.	342,432	531

Bank of China Ltd., Class H	24,770,290	13,768

Bank of Communications Co. Ltd., Class H	2,644,561	2,908

BBMG Corp., Class H	345,341	565

Beijing Capital International Airport Co. Ltd., Class H	684,000	361

Beijing Enterprises Holdings Ltd. *	202,771	1,159

Belle International Holdings Ltd.	1,679,000	3,074

Bosideng International Holdings Ltd.	965,677	287

Brilliance China Automotive Holdings Ltd. *	921,944	923

Byd Co. Ltd., Class H	203,199	778

Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. *	378,098	967

Chaoda Modern Agriculture Holdings Ltd.	1,124,110	700

China Agri-Industries Holdings Ltd.	638,917	717

China BlueChemical Ltd., Class H	662,851	544

China Citic Bank Corp. Ltd, Class H	2,468,572	1,799

China Coal Energy Co. Ltd., Class H	1,387,232	1,887

China Communications Construction Co. Ltd., Class H	1,662,287	1,593

China Communications Services Corp. Ltd., Class H	699,035	425

China Construction Bank Corp., Class H	18,995,410	17,796

China COSCO Holdings Co. Ltd., Class H *	1,015,721	1,037

China Dongxiang Group Co.	1,104,752	349

China Everbright Ltd.	339,110	759

China Gas Holdings Ltd.	1,081,495	532

China High Speed Transmission Equipment Group Co. Ltd.	458,690	734

China International Marine Containers Group Co. Ltd., Class B	283,200	636

China Life Insurance Co. Ltd., Class H	2,935,544	10,978

China Longyuan Power Group Corp., Class H	744,473	799

China Mengniu Dairy Co. Ltd.	447,000	1,185

China Merchants Bank Co. Ltd., Class H	1,556,857	4,305

China Merchants Holdings International Co. Ltd.	434,803	1,831

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

China – 17.2% – continued

China Minsheng Banking Corp. Ltd., Class H	1,558,526	$1,435

China Mobile Ltd.	2,380,212	21,989

China National Building Material Co. Ltd., Class H	572,000	2,094

China National Materials Co. Ltd., Class H	459,075	412

China Oilfield Services Ltd., Class H	597,558	1,358

China Overseas Land & Investment Ltd.	1,622,475	3,314

China Pacific Insurance Group Co. Ltd., Class H	542,584	2,276

China Petroleum & Chemical Corp., Class H	6,297,835	6,332

China Railway Construction Corp. Ltd., Class H	738,000	766

China Railway Group Ltd., Class H	1,581,827	1,019

China Resources Cement Holdings Ltd. *	788,720	780

China Resources Enterprise Ltd.	477,628	1,951

China Resources Land Ltd.	731,756	1,369

China Resources Power Holdings Co. Ltd.	654,200	1,262

China Rongsheng Heavy Industry Group Co. Ltd. *	687,502	602

China Shanshui Cement Group Ltd.	662,907	617

China Shenhua Energy Co. Ltd., Class H	1,339,636	6,300

China Shineway Pharmaceutical Group Ltd.	158,672	382

China Shipping Container Lines Co. Ltd., Class H *	1,322,695	525

China Shipping Development Co. Ltd., Class H	506,095	572

China Southern Airlines Co. Ltd., Class H *	767,995	341

China Taiping Insurance Holdings Co. Ltd. *	302,860	895

China Telecom Corp. Ltd., Class H	5,524,339	3,371

China Travel International Investment Hong Kong Ltd. *	1,148,749	240

China Unicom Hong Kong Ltd.	2,346,494	3,896

China Vanke Co. Ltd., Class B	492,472	646

China Yurun Food Group Ltd.	531,148	1,789

China Zhongwang Holdings Ltd.	693,600	327

Citic Pacific Ltd.	433,363	1,201

CNOOC Ltd.	7,066,433	17,869

COSCO Pacific Ltd.	644,000	1,221

Country Garden Holdings Co.	1,643,439	720

CSR Corp. Ltd., Class H	787,669	807

Datang International Power Generation Co. Ltd., Class H	1,161,875	430

Dongfang Electric Corp. Ltd., Class H	137,800	469

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

China – 17.2% – continued

Dongfeng Motor Group Co. Ltd., Class H	1,077,169	$1,845

ENN Energy Holdings Ltd.	291,279	904

Evergrande Real Estate Group Ltd.	2,077,116	1,140

Fosun International Ltd.	634,660	487

Franshion Properties China Ltd.	1,367,791	394

Fushan International Energy Group Ltd.	1,167,933	838

GCL-Poly Energy Holdings Ltd. *	2,754,675	1,697

Geely Automobile Holdings Ltd.	1,453,423	539

Golden Eagle Retail Group Ltd.	269,675	579

GOME Electrical Appliances Holdings Ltd. *	3,901,874	1,372

Great Wall Motor Co. Ltd. Class H	382,932	706

Greentown China Holdings Ltd.	267,651	281

Guangdong Investment Ltd.	982,514	496

Guangzhou Automobile Group Co. Ltd., Class H	875,760	1,066

Guangzhou R&F Properties Co. Ltd., Class H	377,214	560

Hengan International Group Co. Ltd.	292,398	2,165

Hengdeli Holdings Ltd.	865,279	458

Hidili Industry International Development Ltd.	439,465	389

Hopson Development Holdings Ltd. *	256,163	290

Huabao International Holdings Ltd.	624,000	960

Huaneng Power International, Inc., Class H	1,234,501	721

Industrial & Commercial Bank of China, Class H	23,999,515	19,901

Inner Mongolia Yitai Coal Co., Class B	237,788	1,669

Jiangsu Express Co. Ltd., Class H	456,000	513

Jiangxi Cooper Co. Ltd., Class H	551,000	1,831

Kingboard Chemical Holdings Ltd.	235,257	1,235

Kunlun Energy Co. Ltd.	987,230	1,571

KWG Property Holding Ltd.	556,635	450

Lee & Man Paper Manufacturing Ltd	628,248	431

Lenovo Group Ltd.	2,326,000	1,330

Li Ning Co. Ltd.	266,552	448

Longfor Properties Co. Ltd.	508,731	861

Lonking Holdings Ltd	798,873	563

Maanshan Iron & Steel, Class H	705,290	381

Metallurgical Corp. of China Ltd., Class H *	888,284	370

Nine Dragons Paper Holdings Ltd.	643,923	769

Parkson Retail Group Ltd.	499,000	685

PetroChina Co. Ltd., Class H	8,333,438	12,681

PICC Property & Casualty Co. Ltd., Class H *	960,849	1,165

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

China – 17.2% – continued

Ping An Insurance (Group) Co. of China Ltd., Class H	675,453	$6,833

Poly Hong Kong Investment Ltd.	779,842	734

Renhe Commercial Holdings Co. Ltd.	3,030,539	564

Semiconductor Manufacturing International Corp. *	7,363,877	567

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	290,058	829

Shanghai Electric Group Co. Ltd., Class H	1,114,000	559

Shanghai Industrial Holdings Ltd.	213,043	817

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	194,800	301

Shimao Property Holdings Ltd.	629,403	893

Shui On Land Ltd.	1,106,348	510

Sinofert Holdings Ltd. *	826,000	357

Sino-Ocean Land Holdings Ltd.	1,216,301	754

Sinopec Shanghai Petrochemical Co. Ltd., Class H	918,670	431

Sinopharm Group Co., Class H	231,738	823

Sinotruk Hong Kong Ltd.	282,430	242

Skyworth Digital Holdings Ltd.	630,926	357

Soho China Ltd.	817,778	700

Tencent Holdings Ltd.	400,314	9,722

Tingyi Cayman Islands Holding Corp.	666,435	1,631

Tsingtao Brewery Co. Ltd., Class H	115,767	553

Want Want China Holdings Ltd.	2,364,870	1,854

Weichai Power Co. Ltd., Class H	160,128	971

Wumart Stores, Inc., Class H	212,470	463

Yanzhou Coal Mining Co. Ltd., Class H	779,138	2,828

Yuexiu Property Co. Ltd. *	1,735,826	385

Zhaojin Mining Industry Co. Ltd., Class H	177,137	795

Zhejiang Expressway Co. Ltd., Class H	561,294	510

Zhuzhou CSR Times Electric Co. Ltd., Class H	185,930	706

Zijin Mining Group Co. Ltd., Class H	1,592,775	1,264
ZTE Corp., Class H	192,082	896
		277,560

Colombia – 0.7%

Almacenes Exito S.A.	59,698	871

BanColombia S.A.	91,376	1,426

BanColombia S.A. ADR	8,252	517

Cementos Argos S.A.	113,475	659

Corp Financiera Colombiana S.A.	27,335	514

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Colombia – 0.7% – continued

Ecopetrol S.A.	1,620,199	$3,363

Grupo de Inversiones Suramericana S.A.	83,438	1,658

Interconexion Electrica S.A.	153,232	1,041
Inversiones Argos S.A.	115,181	1,157
		11,206

Czech Republic – 0.4%

CEZ A.S.	62,422	3,190

Komercni Banka A.S.	5,885	1,485
Telefonica O2 Czech Republic A.S.	44,125	1,032
		5,707

Egypt – 0.4%

Commercial International Bank Egypt S.A.E *	213,936	1,172

Egyptian Co. for Mobile Services	12,998	344

Egyptian Financial Group-Hermes Holding S.A.E	104,567	384

Egyptian Kuwait Holding Co.	264,357	365

ElSewedy Electric Co. *	17,013	111

Ezz Steel *	93,158	163

National Societe Generale Bank S.A.E	39,072	251

Orascom Construction Industries	39,763	1,641

Orascom Telecom Holding S.A.E *	1,123,540	820

Talaat Moustafa Group *	389,786	296
Telecom Egypt	147,629	427
		5,974

Hungary – 0.4%

Magyar Telekom Telecommunications PLC	185,909	584

MOL Hungarian Oil and Gas PLC *	16,755	2,138

OTP Bank PLC *	94,750	2,805
Richter Gedeon Nyrt.	5,560	1,155
		6,682

India – 7.3%

ACC Ltd.	19,002	457

Adani Enterprises Ltd.	91,809	1,373

Aditya Birla Nuvo Ltd.	15,116	276

Ambuja Cements Ltd.	243,372	802

Axis Bank Ltd.	81,129	2,549

Bajaj Auto Ltd.	34,446	1,127

Bharat Heavy Electricals Ltd.	46,732	2,155

Bharat Petroleum Corp. Ltd.	33,049	452

Cairn India Ltd. *	151,459	1,186

Canara Bank	33,756	474

Cipla Ltd.	130,560	940

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

India – 7.3% – continued

Coal India Ltd.	200,275	$1,552

DLF Ltd.	160,632	964

Dr. Reddy’s Laboratories Ltd.	28,000	1,030

Dr. Reddy’s Laboratories Ltd. *	168,000	19

Dr. Reddy’s Laboratories Ltd. ADR	12,305	459

GAIL India Ltd.	152,011	1,577

GMR Infrastructure Ltd. *	401,736	364

HCL Technologies Ltd.	64,436	691

HDFC Bank Ltd.	91,354	4,793

HDFC Bank Ltd. ADR	6,300	1,071

Hero Honda Motors Ltd.	31,616	1,126

Hindalco Industries Ltd.	441,526	2,064

Hindustan Unilever Ltd.	348,174	2,236

Housing Development & Infrastructure Ltd. *	74,538	295

Housing Development Finance Corp.	426,454	6,682

ICICI Bank Ltd.	270,360	6,759

ICICI Bank Ltd. ADR	22,771	1,135

Indiabulls Real Estate Ltd. *	137,323	382

IndusInd Bank Ltd.	66,904	395

Infosys Technologies Ltd.	153,871	11,155

Infosys Technologies Ltd. ADR	27,237	1,953

Infrastructure Development Finance Co. Ltd.	374,887	1,295

ITC Ltd.	886,100	3,609

Jaiprakash Associates Ltd.	375,579	778

Jindal Steel & Power Ltd.	148,821	2,319

JSW Steel Ltd.	33,214	680

Kotak Mahindra Bank Ltd.	106,858	1,095

Larsen & Toubro Ltd.	81,820	3,022

LIC Housing Finance Ltd.	117,130	592

Lupin Ltd.	57,987	540

Mahindra & Mahindra Ltd.	103,543	1,626

Maruti Suzuki India Ltd.	27,397	774

NTPC Ltd.	363,154	1,568

Oil & Natural Gas Corp. Ltd.	308,267	2,008

Piramal Healthcare Ltd.	34,856	325

Power Grid Corp. of India Ltd.	419,993	958

Ranbaxy Laboratories Ltd. *	39,027	389

Reliance Capital Ltd.	41,463	540

Reliance Communications Ltd.	187,918	453

Reliance Industries Ltd.	401,590	9,407

Reliance Industries Ltd., GDR (London Exchange) (1)(2)	57,426	2,721

Reliance Infrastructure Ltd.	43,342	668

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

India – 7.3% – continued

Reliance Power Ltd. *	221,835	$647

Rural Electrification Corp. Ltd.	116,678	664

Satyam Computer Services Ltd. *	251,327	370

Sesa Goa Ltd.	136,376	892

Siemens India Ltd.	31,832	627

State Bank of India	25,294	1,564

Steel Authority of India Ltd.	180,066	683

Sterlite Industries India Ltd.	534,363	2,074

Sun Pharmaceutical Industries Ltd.	122,977	1,220

Suzlon Energy Ltd. *	298,620	298

Tata Consultancy Services Ltd.	184,405	4,881

Tata Motors Ltd.	101,855	2,852

Tata Power Co. Ltd.	38,648	1,157

Tata Steel Ltd.	123,051	1,712

Ultratech Cement Ltd.	27,428	694

Unitech Ltd.	452,068	409

United Phosphorus Ltd.	92,210	309

United Spirits Ltd.	32,309	740

Wipro Ltd.	157,263	1,689

Wipro Ltd. ADR	22,616	331
Zee Entertainment Enterprises Ltd.	185,853	514
		118,187

Indonesia – 2.3%

Adaro Energy Tbk PT	3,794,220	953

Aneka Tambang Tbk PT	1,360,000	358

Astra Agro Lestari Tbk PT	136,037	354

Astra International Tbk PT	805,076	5,260

Bank Central Asia Tbk PT	4,900,692	3,904

Bank Danamon Indonesia Tbk PT	1,163,596	874

Bank Mandiri Tbk PT	3,704,455	2,901

Bank Negara Indonesia Persero Tbk PT	2,957,909	1,349

Bank Rakyat Indonesia Persero Tbk PT	4,407,658	2,904

Bumi Resources Tbk PT	7,286,212	2,797

Charoen Pokphand Indonesia Tbk PT	2,925,435	679

Gudang Garam Tbk PT	228,915	1,103

Indo Tambangraya Megah PT	147,778	783

Indocement Tunggal Prakarsa Tbk PT	582,803	1,093

Indofood Sukses Makmur Tbk PT	1,736,871	1,075

Indosat Tbk PT	583,347	355

International Nickel Indonesia Tbk PT	970,623	531

Kalbe Farma Tbk PT	1,795,916	700

Perusahaan Gas Negara PT	4,329,612	1,936

Semen Gresik Persero Tbk PT	1,175,255	1,228

Tambang Batubara Bukit Asam Tbk PT	331,000	797

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Indonesia – 2.3% – continued

Telekomunikasi Indonesia Tbk PT	4,007,173	$3,374

Unilever Indonesia Tbk PT	605,528	1,063
United Tractors Tbk PT	592,726	1,478
		37,849

Malaysia – 2.8%

AirAsia Bhd. *	481,800	426

Alliance Financial Group Bhd.	329,100	344

AMMB Holdings Bhd.	703,537	1,506

Axiata Group Bhd. *	1,006,625	1,590

Berjaya Corp. Bhd.	717,742	270

Berjaya Sports Toto Bhd.	285,257	401

British American Tobacco Malaysia Bhd.	50,500	801

Bursa Malaysia Bhd.	122,200	336

CIMB Group Holdings Bhd.	1,606,300	4,345

DiGi.Com Bhd.	138,400	1,307

Gamuda Bhd.	665,000	848

Genting Bhd.	884,100	3,217

Genting Malaysia Bhd.	1,169,400	1,419

Genting Plantations Bhd.	97,400	257

Hong Leong Bank Bhd.	187,900	611

Hong Leong Financial Group Bhd.	86,700	258

IJM Corp. Bhd.	440,820	922

IOI Corp. Bhd.	1,328,240	2,523

Kuala Lumpur Kepong Bhd.	190,950	1,337

Lafarge Malayan Cement Bhd.	138,000	337

Malayan Banking Bhd.	1,247,906	3,680

Malaysian Airline System Bhd. *	363,700	221

Maxis Bhd.	894,151	1,588

MISC Bhd.	441,560	1,146

MMC Corp. Bhd.	308,175	281

Parkson Holdings Bhd.	186,043	350

Petronas Chemicals Group Bhd *	792,700	1,893

Petronas Dagangan Bhd.	99,400	521

Petronas Gas Bhd.	198,300	749

PLUS Expressways Bhd.	589,000	871

PPB Group Bhd.	164,500	924

Public Bank Bhd.	9,913	43

Public Bank Bhd. (Registered)	414,400	1,797

RHB Capital Bhd.	173,800	492

Sime Darby Bhd.	1,073,815	3,276

SP Setia Bhd.	239,300	498

Telekom Malaysia Bhd.	415,000	554

Tenaga Nasional Bhd.	975,450	2,012

UMW Holdings Bhd.	218,900	532

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Malaysia – 2.8% – continued
YTL Corp. Bhd.	261,550	$642
YTL Power International Bhd.	852,699	648
		45,773

Mexico – 4.4%

Alfa S.A.B. de C.V., Class A *	117,018	1,524

America Movil S.A.B. de C.V., Series L	7,780,083	22,577

Cemex S.A.B. de C.V., Series CPO *	3,826,382	3,419

Coca-Cola Femsa S.A.B. de C.V., Series L	107,645	836

Compartamos SAB de CV *	391,872	705

Desarrolladora Homex S.A.B. de C.V. *	88,168	401

Embotelladoras Arca S.A.B de C.V.	159,217	922

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	860,267	5,051

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	180,352	767

Grupo Bimbo S.A.B. de C.V., Series A	139,757	1,177

Grupo Carso S.A.B. de C.V., Series A1	237,506	791

Grupo Elektra S.A. de C.V. *	28,826	1,242

Grupo Financiero Banorte S.A.B. de C.V., Class O	641,359	3,018

Grupo Financiero Inbursa S.A., Class O	331,292	1,519

Grupo Mexico S.A.B. de C.V., Series B	1,493,453	5,583

Grupo Modelo S.A.B. de C.V., Series C	251,405	1,503

Grupo Televisa S.A., Series CPO *	930,435	4,570

Industrias Penoles S.A.B. de C.V.	39,599	1,459

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	209,109	1,296

Mexichem S.A.B. de C.V.	319,973	1,198

Minera Frisco SAB de CV, Series A1 *	227,706	994

Telefonos de Mexico S.A.B. de C.V., Series L	2,143,510	1,968

Urbi Desarrollos Urbanos S.A.B. de C.V. *	197,334	461
Wal-Mart de Mexico S.A.B. de C.V., Series V	2,466,388	7,387
		70,368

Morocco – 0.1%

Attijariwafa Bank	11,374	556

Douja Promotion Groupe Addoha S.A.	42,225	551
Maroc Telecom	70,059	1,363
		2,470

Peru – 0.6%

Cia de Minas Buenaventura S.A. ADR	75,706	3,253

Credicorp Ltd.	26,852	2,817

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Peru – 0.6% – continued
Southern Copper Corp.	84,546	$3,405
		9,475

Philippines – 0.5%

Aboitiz Equity Ventures, Inc.	383,549	363

Aboitiz Power Corp.	757,644	523

Alliance Global Group, Inc.	1,693,024	465

Ayala Corp.	70,116	622

Ayala Land, Inc.	2,132,480	761

Banco de Oro Unibank, Inc.	322,340	386

Bank of the Philippine Islands	564,152	744

Energy Development Corp.	3,196,850	443

Globe Telecom, Inc.	13,450	276

Jollibee Foods Corp.	177,463	356

Manila Electric Co.	112,170	666

Metropolitan Bank & Trust *	345,602	511

Philippine Long Distance Telephone Co.	18,650	998

SM Investments Corp.	72,547	867
SM Prime Holdings, Inc.	1,822,351	470
		8,451

Poland – 1.6%

Asseco Poland S.A.	23,712	450

Bank Handlowy w Warszawie S.A.	12,784	455

Bank Millennium S.A. *	175,457	360

Bank Pekao S.A.	46,821	2,807

Bank Zachodni WBK S.A.	8,611	688

BRE Bank S.A. *	6,064	733

Cyfrowy Polsat S.A.	40,194	224

Enea S.A.	46,150	345

Getin Holding S.A. *	135,066	675

Globe Trade Centre S.A. *	57,031	428

Grupa Lotos S.A. *	26,411	410

ING Bank Slaski S.A. *	1,264	398

Kernel Holding S.A. *	14,304	358

KGHM Polska Miedz S.A.	55,722	3,534

PBG S.A.	4,056	268

PGE S.A.	260,158	2,098

Polski Koncern Naftowy Orlen S.A. *	127,107	2,355

Polskie Gornictwo Naftowe i Gazownictwo S.A.	700,552	927

Powszechna Kasa Oszczednosci Bank Polski S.A.	248,382	3,824

Powszechny Zaklad Ubezpieczen S.A.	18,818	2,358

Tauron Polska Energia S.A. *	352,748	780

Telekomunikacja Polska S.A.	290,389	1,798

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Poland – 1.6% – continued
TVN S.A.	66,189	$423
		26,696

Russia – 7.0%

Federal Grid Co. Unified Energy System JSC *	122,679,147	1,791

Federal Hydrogener *	138,814	9

Federal Hydrogenerating Co. JSC *	21,737,145	1,092

Federal Hydrogenerating Co. JSC ADR *	240,434	1,226

Gazprom OAO	622,300	4,985

Gazprom OAO ADR (London Exchange)	889,947	28,842

Gazprom OAO ADR (OTC Exchange)	7,800	252

Inter Rao Ues OAO *	341,179,311	500

LUKOIL OAO	31,470	2,234

LUKOIL OAO ADR (London Exchange)	138,437	9,927

LUKOIL OAO ADR (OTC Exchange)	14,973	1,069

Magnit OJSC GDR (Registered)	88,602	2,688

Mechel	1,951	61

Mechel ADR	55,756	1,717

MMC Norilsk Nickel OJSC	13,369	3,523

MMC Norilsk Nickel OJSC ADR (London Exchange)	8,612	227

MMC Norilsk Nickel OJSC ADR (OTC Exchange)	119,421	3,138

Mobile Telesystems OJSC ADR	206,250	4,379

NovaTek OAO GDR (Registered)	36,301	5,054

Novolipetsk Steel OJSC GDR (Registered)	35,804	1,575

OGK-4 OJSC *	6,277,647	618

Polymetal *	27,095	515

Polymetal JSC GDR (Registered) *	12,547	237

Polyus Gold OJSC	18,025	1,036

Polyus Gold OJSC ADR (London Exchange)	1,391	49

Polyus Gold OJSC ADR (OTC Exchange)	601	21

Raspadskaya *	62,067	416

Rosneft Oil Co.	235,542	2,208

Rosneft Oil Co. GDR (Registered)	391,021	3,564

Sberbank of Russia	3,350,980	12,599

Sberbank of Russia (OTC Exchange) *	56,000	210

Severstal OAO	7,576	148

Severstal OAO GDR (Registered)	72,526	1,424

Sistema JSFC GDR (Registered)	38,178	1,115

Surgutneftegaz OJSC	776,193	830

Surgutneftegaz OJSC ADR (OTC Exchange)	127,109	1,374

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Russia – 7.0% – continued

Surgutneftegaz OJSC ADR (London Exchange)	80,375	$875

Tatneft	175,822	1,095

Tatneft ADR *	1,663	73

Tatneft ADR (London Exchange)	63,147	2,789

TMK OAO GDR (Registered) *	22,874	482

Uralkali	142,714	1,170

Uralkali GDR (Registered)	30,283	1,257

VTB Bank OJSC	684,290,407	2,138

VTB Bank OJSC GDR (1)(2)	11,036	55

VTB Bank OJSC GDR (Registered)	154,552	1,083
Wimm-Bill-Dann Foods OJSC ADR *	23,679	793
		112,463

South Africa – 7.3%

ABSA Group Ltd.	128,092	2,583

African Bank Investments Ltd.	282,840	1,584

African Rainbow Minerals Ltd.	41,981	1,381

Anglo Platinum Ltd.	26,157	2,690

AngloGold Ashanti Ltd.	150,112	7,198

ArcelorMittal South Africa Ltd.	70,198	934

Aspen Pharmacare Holdings Ltd. *	102,182	1,193

Aveng Ltd.	147,196	776

Bidvest Group Ltd.	117,624	2,587

Discovery Holdings Ltd.	98,431	554

Exxaro Resources Ltd.	49,447	1,206

FirstRand Ltd.	1,119,098	3,324

Foschini Group (The) Ltd.	80,295	1,004

Gold Fields Ltd.	282,660	4,938

Growthpoint Properties Ltd.	634,720	1,622

Harmony Gold Mining Co. Ltd.	152,965	2,264

Impala Platinum Holdings Ltd.	198,867	5,739

Imperial Holdings Ltd.	66,584	1,124

Investec Ltd.	85,903	670

Kumba Iron Ore Ltd.	32,031	2,260

Liberty Holdings Ltd.	35,733	376

Massmart Holdings Ltd.	75,904	1,570

MMI Holdings Ltd.	415,433	1,023

MTN Group Ltd.	668,596	13,490

Murray & Roberts Holdings Ltd.	121,996	478

Naspers Ltd., Class N	151,806	8,142

Nedbank Group Ltd.	70,857	1,482

Netcare Ltd.	420,874	902

Northam Platinum Ltd.	46,694	303

Pick’n Pay Stores Ltd.	84,643	576

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

South Africa – 7.3% – continued

Pretoria Portland Cement Co. Ltd.	206,683	$733

Redefine Properties Ltd.	996,902	1,106

Remgro Ltd.	171,429	2,822

Reunert Ltd.	68,305	592

RMB Holdings Ltd.	286,755	1,184

RMI Holdings	286,755	494

Sanlam Ltd.	751,683	3,063

Sappi Ltd. *	212,107	1,121

Sasol Ltd.	227,938	13,199

Shoprite Holdings Ltd.	161,983	2,482

Spar Group (The) Ltd.	67,392	945

Standard Bank Group Ltd.	466,689	7,167

Steinhoff International Holdings Ltd. *	485,318	1,805

Telkom S.A. Ltd.	101,462	555

Tiger Brands Ltd.	63,821	1,650

Truworths International Ltd.	171,394	1,784

Vodacom Group Ltd.	147,829	1,734
Woolworths Holdings Ltd.	283,371	1,170
		117,579

South Korea – 13.7%

Amorepacific Corp.	1,280	1,219

BS Financial Group, Inc. *	58,962	855

Celltrion, Inc.	19,342	613

Cheil Industries, Inc.	17,886	1,897

CJ CheilJedang Corp.	3,171	664

Daegu Bank Ltd.	49,480	811

Daelim Industrial Co. Ltd.	11,016	1,072

Daewoo Engineering & Construction Co. Ltd. *	42,730	471

Daewoo International Corp.	14,698	497

Daewoo Securities Co. Ltd. *	48,790	994

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	37,940	1,181

Dongbu Insurance Co. Ltd. *	16,830	768

Dongkuk Steel Mill Co. Ltd.	14,580	524

Doosan Corp.	3,934	513

Doosan Heavy Industries and Construction Co. Ltd.	16,713	1,070

Doosan Infracore Co. Ltd. *	33,240	924

Glovis Co. Ltd.	4,444	633

GS Engineering & Construction Corp.	14,145	1,489

GS Holdings	20,303	1,727

Hana Financial Group, Inc.	75,840	3,288

Hanjin Heavy Industries & Construction Co. Ltd. *	13,424	400

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

South Korea – 13.7% – continued

Hanjin Shipping Co. Ltd.	20,100	$626

Hankook Tire Co. Ltd.	30,060	981

Hanwha Chem Corp.	33,422	1,316

Hanwha Corp.	17,745	817

Honam Petrochemical Corp.	5,703	2,011

Hynix Semiconductor, Inc.	199,410	5,677

Hyosung Corp.	9,032	723

Hyundai Department Store Co. Ltd.	5,842	755

Hyundai Development Co.	22,250	646

Hyundai Engineering & Construction Co. Ltd.	26,510	1,910

Hyundai Heavy Industries Co. Ltd.	14,897	7,024

Hyundai Merchant Marine Co. Ltd.	17,540	549

Hyundai Mipo Dockyard	4,346	741

Hyundai Mobis	26,758	7,993

Hyundai Motor Co.	60,661	11,259

Hyundai Securities Co. *	46,620	560

Hyundai Steel Co.	22,065	2,812

Industrial Bank of Korea	64,970	1,117

Kangwon Land, Inc.	38,250	890

KB Financial Group, Inc.	128,670	6,733

KCC Corp.	1,862	617

Kia Motors Corp.	94,046	5,935

Korea Electric Power Corp. *	102,176	2,504

Korea Exchange Bank	101,960	900

Korea Gas Corp.	9,946	332

Korea Investment Holdings Co. Ltd. *	15,280	584

Korea Life Insurance Co. Ltd. *	68,610	474

Korea Zinc Co. Ltd.	3,363	1,221

Korean Air Lines Co. Ltd.	14,174	846

KT Corp.	47,639	1,689

KT Corp. ADR *	6,526	127

KT&G Corp.	43,718	2,274

LG Chem Ltd.	18,233	7,638

LG Corp.	37,735	2,810

LG Display Co. Ltd.	92,350	2,891

LG Electronics, Inc.	37,409	3,575

LG Household & Health Care Ltd.	3,420	1,283

LG Innotek Co. Ltd.	4,197	445

LG Uplus Corp.	91,092	514

Lotte Confectionery Co. Ltd.	306	418

Lotte Shopping Co. Ltd.	4,046	1,656

LS Corp.	6,953	699

LS Industrial Systems Co. Ltd.	6,380	470

Mando Corp.	3,774	596

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

South Korea – 13.7% – continued

Mirae Asset Securities Co. Ltd. *	9,715	$415

NCSoft Corp.	5,611	1,281

NHN Corp. *	16,258	2,836

OCI Co. Ltd.	5,913	2,660

POSCO	25,707	11,797

S1 Corp.	7,297	374

Samsung C&T Corp.	49,683	3,246

Samsung Card Co.	15,803	799

Samsung Electro-Mechanics Co. Ltd.	23,719	2,536

Samsung Electronics Co. Ltd.	43,631	37,016

Samsung Engineering Co. Ltd.	11,921	2,268

Samsung Fire & Marine Insurance Co. Ltd. *	14,143	3,124

Samsung Heavy Industries Co. Ltd.	64,180	2,334

Samsung Life Insurance Co. Ltd. *	19,907	1,869

Samsung SDI Co. Ltd.	13,546	2,071

Samsung Securities Co. Ltd. *	19,849	1,455

Samsung Techwin Co. Ltd.	14,728	1,071

Seoul Semiconductor Co. Ltd.	12,961	506

Shinhan Financial Group Co. Ltd.	157,925	7,177

Shinsegae Co. Ltd.	11,271	2,680

SK Broadband Co. Ltd. *	58,593	254

SK C&C Co. Ltd.	5,892	522

SK Holdings Co. Ltd.	10,243	1,547

SK Innovation Co. Ltd.	23,929	4,565

SK Networks Co. Ltd.	37,130	416

SK Telecom Co. Ltd.	14,614	2,178

SK Telecom Co. Ltd. ADR	10,300	194

S-Oil Corp.	17,924	2,464

STX Pan Ocean Co. Ltd.	34,680	313

Tong Yang Securities, Inc. *	32,093	230

Woongjin Coway Co. Ltd.	19,690	679

Woori Finance Holdings Co. Ltd.	112,010	1,483

Woori Investment & Securities Co. Ltd. *	33,860	619
Yuhan Corp.	3,280	443
		220,670

Taiwan – 10.7%

Acer, Inc.	1,014,796	2,071

Advanced Semiconductor Engineering, Inc.	1,914,336	2,087

Advantech Co. Ltd.	106,441	329

Asia Cement Corp.	731,705	822

Asustek Computer, Inc.	219,202	1,895

AU Optronics Corp. *	2,972,215	2,599

Capital Securities Corp.	444,530	199

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Taiwan – 10.7% – continued

Catcher Technology Co. Ltd.	203,111	$1,006

Cathay Financial Holding Co. Ltd.	2,626,989	4,332

Chang Hwa Commercial Bank	1,480,000	1,188

Cheng Shin Rubber Industry Co. Ltd.	447,706	1,039

Cheng Uei Precision Industry Co. Ltd.	132,834	258

Chicony Electronics Co. Ltd.	174,455	313

Chimei InnoLux Corp. *	1,882,416	1,931

China Airlines Ltd. *	888,324	510

China Development Financial Holding Corp.	3,595,518	1,450

China Life Insurance Co. Ltd.	469,374	473

China Motor Corp.	232,000	190

China Petrochemical Development Corp. *	659,000	838

China Steel Corp.	3,997,552	4,776

Chinatrust Financial Holding Co. Ltd.	3,571,570	3,033

Chunghwa Picture Tubes Ltd. *	1,823,530	227

Chunghwa Telecom Co. Ltd.	1,461,493	4,553

Chunghwa Telecom Co. Ltd. ADR	4,048	126

Clevo Co.	198,782	403

CMC Magnetics Corp. *	1,033,344	250

Compal Electronics, Inc.	1,664,759	1,652

Coretronic Corp.	250,000	403

Delta Electronics, Inc.	709,521	2,812

E Ink Holdings, Inc. *	294,095	477

E.Sun Financial Holding Co. Ltd.	1,325,187	834

Epistar Corp.	259,351	951

Eternal Chemical Co. Ltd.	249,817	295

Eva Airways Corp. *	599,338	472

Evergreen International Storage & Transport Corp.	188,000	150

Evergreen Marine Corp. Taiwan Ltd. *	476,180	397

Everlight Electronics Co. Ltd.	125,568	355

Far Eastern Department Stores Co. Ltd.	341,372	540

Far Eastern New Century Corp.	1,131,494	1,749

Far EasTone Telecommunications Co. Ltd.	636,345	952

Farglory Land Development Co. Ltd.	114,000	243

Feng Hsin Iron & Steel Co.	176,160	312

First Financial Holding Co. Ltd.	1,929,808	1,655

Formosa Chemicals & Fibre Corp.	1,134,320	4,298

Formosa International Hotels Corp.	11,550	196

Formosa Petrochemical Corp.	457,487	1,500

Formosa Plastics Corp.	1,569,349	5,522

Formosa Taffeta Co. Ltd.	310,827	312

Foxconn Technology Co. Ltd.	261,218	996

Fubon Financial Holding Co. Ltd.	2,040,018	2,710

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Taiwan – 10.7% – continued

Giant Manufacturing Co. Ltd.	115,483	$469

HannStar Display Corp. *	2,023,898	360

Highwealth Construction Corp.	162,000	340

Hiwin Technologies Corp.	59,000	377

Hon Hai Precision Industry Co. Ltd.	3,442,104	12,063

HTC Corp.	273,924	10,719

Hua Nan Financial Holdings Co. Ltd.	1,576,145	1,178

Inotera Memories, Inc. *	709,246	362

Inventec Co. Ltd.	730,473	372

KGI Securities Co. Ltd.	1,061,253	508

Kinsus Interconnect Technology Corp.	102,587	316

Largan Precision Co. Ltd.	36,835	995

LCY Chemical Corp.	156,000	448

Lite-On Technology Corp.	802,994	989

Macronix International	1,293,975	859

MediaTek, Inc.	371,549	4,268

Mega Financial Holding Co. Ltd.	3,083,655	2,428

Mitac International Corp.	428,144	184

Motech Industries, Inc.	93,678	406

Mstar Semiconductor, Inc *	93,000	762

Nan Kang Rubber Tire Co. Ltd. *	183,000	279

Nan Ya Plastics Corp.	1,856,695	5,469

Nan Ya Printed Circuit Board Corp.	94,743	283

Nanya Technology Corp. *	590,363	308

Novatek Microelectronics Corp.	190,850	561

Pegatron Corp. *	583,594	661

Phison Electronics Corp.	48,608	272

Pixart Imaging, Inc.	41,227	170

Polaris Securities Co. Ltd.	746,612	505

Pou Chen Corp.	852,093	787

Powerchip Technology Corp. *	2,243,969	485

Powertech Technology, Inc.	243,062	760

President Chain Store Corp.	207,220	919

Qisda Corp. *	659,496	399

Quanta Computer, Inc.	980,576	1,852

Realtek Semiconductor Corp.	149,358	268

Richtek Technology Corp.	53,849	373

Ruentex Development Co. Ltd.	184,000	299

Ruentex Industries Ltd.	157,000	421

Shin Kong Financial Holding Co. Ltd. *	2,135,463	926

Siliconware Precision Industries Co.	1,166,480	1,444

Simplo Technology Co. Ltd.	82,200	515

Sino-American Silicon Products, Inc.	131,000	558

SinoPac Financial Holdings Co. Ltd.	2,215,000	999

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Taiwan – 10.7% – continued

Synnex Technology International Corp.	480,086	$1,119

Tainan Spinning Co. Ltd.	383,000	254

Taishin Financial Holding Co. Ltd. *	1,635,582	927

Taiwan Business Bank *	886,440	352

Taiwan Cement Corp.	1,292,055	1,559

Taiwan Cooperative Bank	1,434,990	1,126

Taiwan Fertilizer Co. Ltd.	290,000	852

Taiwan Glass Industrial Corp.	301,043	380

Taiwan Mobile Co. Ltd.	743,752	1,750

Taiwan Semiconductor

Manufacturing Co. Ltd.	9,725,193	23,318

Tatung Co. Ltd. *	1,823,000	418

Teco Electric and Machinery Co. Ltd.	698,000	489

TPK Holding Co. Ltd. *	34,000	935

Transcend Information, Inc.	76,442	209

Tripod Technology Corp.	155,516	686

TSRC Corp.	178,093	457

Tung Ho Steel Enterprise Corp.	309,271	359

U-Ming Marine Transport Corp.	173,000	368

Unimicron Technology Corp.	474,418	807

Uni-President Enterprises Corp.	1,448,505	1,984

United Microelectronics Corp.	4,889,043	2,541

Vanguard International

Semiconductor Corp.	295,949	141

Walsin Lihwa Corp. *	1,326,770	697

Wan Hai Lines Ltd. *	437,310	306

Winbond Electronics Corp. *	1,051,071	334

Wintek Corp. *	520,000	922

Wistron Corp.	737,387	1,167

WPG Holdings Co. Ltd.	446,758	752

Ya Hsin Industrial Co. Ltd. *	121,548	–

Yang Ming Marine Transport Corp. *	526,415	413

Young Fast Optoelectronics Co. Ltd.	38,673	284

Yuanta Financial Holding Co. Ltd.	2,405,242	1,730
Yulon Motor Co. Ltd.	319,257	590
		172,823

Thailand – 1.7%

Advanced Info Service PCL (Registered)	194,000	577

Advanced Info Service PCL NVDR	146,899	437

Bangkok Bank PCL	27,700	157

Bangkok Bank PCL (Registered)	276,600	1,585

Bangkok Bank PCL NVDR	303,400	1,726

Bank of Ayudhya PCL (Registered)	518,654	427

Bank of Ayudhya PCL NVDR	168,900	139

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Thailand – 1.7% – continued

Banpu PCL (Registered)	28,300	$718

Banpu PCL NVDR	35,407	891

BEC World PCL (Registered)	196,500	219

BEC World PCL NVDR	163,687	182

Charoen Pokphand Foods PCL NVDR	1,162,009	988

CP ALL PCL (Registered)	452,600	599

CP ALL PCL NVDR	402,868	535

Glow Energy PCL (Registered)	100,200	139

Glow Energy PCL NVDR	78,602	109

Indorama Ventures PCL NVDR	541,747	938

IRPC PCL (Registered)	1,928,700	367

IRPC PCL NVDR	1,854,981	352

Kasikornbank PCL (Registered)	280,600	1,218

Kasikornbank PCL NVDR	429,197	1,802

Krung Thai Bank PCL (Registered)	559,800	341

Krung Thai Bank PCL NVDR	492,855	299

PTT Aromatics & Refining PCL (Registered)	124,994	154

PTT Aromatics & Refining PCL NVDR	318,101	391

PTT Chemical PCL (Registered)	72,700	356

PTT Chemical PCL NVDR	67,000	327

PTT Exploration & Production PCL NVDR	198,043	1,174

PTT Exploration & Production PCL (Registered)	259,300	1,560

PTT PCL (Registered)	195,000	2,256

PTT PCL NVDR	140,900	1,643

Siam Cement PCL (Registered)	49,900	625

Siam Cement PCL NVDR	66,798	774

Siam Commercial Bank PCL (Registered)	255,900	897

Siam Commercial Bank PCL NVDR	340,176	1,213

Thai Airways International PCL NVDR	272,187	339

Thai Oil PCL (Registered)	112,300	309
Thai Oil PCL NVDR	199,495	551
		27,314

Turkey – 1.4%

Akbank T.A.S.	478,234	2,324

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	80,522	1,138

Arcelik A.S.	68,661	318

Asya Katilim Bankasi A.S.	181,833	354

Aygaz A.S.	–	–

BIM Birlesik Magazalar A.S.	33,296	1,120

Coca-Cola Icecek A.S.	25,807	324

Dogan Yayin Holding A.S. *	1	–

Enka Insaat ve Sanayi A.S.	112,240	433

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 89.1% – continued

Turkey – 1.4% – continued

Eregli Demir ve Celik Fabrikalari T.A.S. *	157,907	$423

Eregli Demir ve Celik Fabrikalari T.A.S. (New) *	54,280	136

Haci Omer Sabanci Holding A.S.	243,056	1,130

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S.	240,345	1,116

Trakya Cam Sanayi A.S. *	–	–

Tupras Turkiye Petrol Rafinerileri A.S.	49,921	1,465

Turk Hava Yollari *	156,794	436

Turk Sise ve Cam Fabrikalari A.S. *	–	–

Turk Telekomunikasyon A.S.	210,239	1,057

Turkcell Iletisim Hizmet A.S.	306,804	1,830

Turkiye Garanti Bankasi A.S.	835,967	3,910

Turkiye Halk Bankasi A.S.	124,268	962

Turkiye Is Bankasi, Class C	627,647	2,008

Turkiye Vakiflar Bankasi Tao, Class D	296,821	742
Yapi ve Kredi Bankasi A.S. *	345,336	991
		22,217
Total Common Stocks (3)
(Cost $1,069,506) (3)		1,438,755

PREFERRED STOCKS – 9.3%

Brazil – 8.5%

AES Tiete S.A.	40,753	619

Banco Bradesco S.A.	733,163	14,976

Banco do Estado do Rio Grande do Sul, Class B	68,818	847

Bradespar S.A.	90,201	2,365

Brasil Telecom S.A.	99,902	891

Braskem S.A., Class A *	63,741	845

Centrais Eletricas Brasileiras S.A., Class B	89,741	1,683

Cia Brasileira de Distribuicao Grupo Pao de Acucar	39,851	1,638

Cia de Bebidas das Americas	296,440	8,252

Cia de Transmissao de Energia Eletrica Paulista	12,346	394

Cia Energetica de Minas Gerais	152,762	2,918

Cia Energetica de Sao Paulo, Class B	62,408	1,189

Cia Paranaense de Energia, Class B	40,644	1,107

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	37,077	820

Gerdau S.A.	259,877	3,214

Gol Linhas Aereas Inteligentes S.A. *	38,256	512

Itau Unibanco Holding S.A.	901,303	21,475

Itausa – Investimentos Itau S.A.	901,017	7,064

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 9.3% – continued

Brazil – 8.5% – continued

Klabin S.A.	169,221	$684

Lojas Americanas S.A.	122,250	1,018

Metalurgica Gerdau S.A.	108,799	1,623

Petroleo Brasileiro S.A.	1,624,795	28,373

Suzano Papel e Celulose S.A.	70,683	652

Tam S.A.	29,536	570

Tele Norte Leste Participacoes S.A.	98,199	1,690

Telemar Norte Leste S.A., Class A	11,323	385

Tim Participacoes S.A.	219,604	943

Ultrapar Participacoes S.A.	115,924	1,919

Usinas Siderurgicas de Minas Gerais S.A., Class A	180,744	2,186

Vale Fertilizantes S.A.	36,234	351

Vale S.A., Class A	791,730	22,981
Vivo Participacoes S.A.	60,960	2,412
		136,596

Chile – 0.1%
Sociedad Quimica y Minera de Chile S.A., Class B	32,531	1,802

Colombia – 0.1%
BanColombia S.A.	77,500	1,205

Russia – 0.2%

Ak Transneft OAO	617	787

Sberbank of Russia	399,758	1,059

Surgutneftegaz OJSC	1,303,724	766
Surgutneftegaz OJSC ADR	146,562	878
		3,490

South Korea – 0.4%

Hyundai Motor Co.	9,000	541

Hyundai Motor Co., Class 2	14,985	972

LG Chem Ltd.	3,146	468

LG Electronics, Inc.	7,056	250
Samsung Electronics Co. Ltd.	8,175	4,669
		6,900
Total Preferred Stocks (3)
(Cost $109,648) (3)		149,993

	NUMBER OF SHARES	VALUE (000S)
RIGHTS – 0.0%

Brazil – 0.0%
B2W Cia Global Do Varejo *	9,106	$6

Poland – 0.0%

Getin Holding S.A. *	11	–
Total Rights (3)
(Cost $5) (3)		6

INVESTMENTS COMPANIES – 0.7%

Northern Institutional Funds – Diversified Assets Portfolio (4)(5)	2,669,446	2,669
Vanguard Emerging Markets ETF	175,300	8,576
Total Investment Companies
(Cost $10,879)		11,245

Total Investments – 99.1%
(Cost $1,190,038)		1,599,999
Other Assets less Liabilities – 0.9%		14,850
NET ASSETS – 100.0%		$1,614,849

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $2,776,000 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Reliance Industries Ltd.,
GDR (London Exchange)	11/1/06-12/22/06	$1,617
VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,120,000 with net purchases of approximately $549,000 during the fiscal year ended March 31, 2011.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the Emerging Markets Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
Dax Index (Euro)	7	$1,755	Long	6/11	$20
FTSE JSE (South African Rand)	89	3,847	Long	6/11	162
Hang Seng Index (Hong Kong Dollar)	39	5,895	Long	4/11	137
MSCI Taiwan Index (U.S. Dollar)	109	3,347	Long	4/11	38
S&P/TSX 60 (Canadian Dollar)	14	2,332	Long	6/11	60
SPI 200 (Australian Dollar)	13	1,635	Long	6/11	70

Total					$487

At March 31, 2011, the Emerging Markets Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	17.3%
Brazilian Real	15.7
Korean Won	14.2
Taiwan Dollar	10.8
United States Dollar	9.3
South African Rand	7.4
Indian Rupee	6.9
All other currencies less than 5%	18.4

Total	100.0%

At March 31, 2011, the Emerging Markets Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
Brazilian Real	1,697	United States Dollar	1,004	6/15/11	$(19)
Korean Won	394,733	United States Dollar	352	6/15/11	(7)
Taiwan Dollar	4,157	United States Dollar	143	6/15/11	1
United States Dollar	1,971	Hong Kong Dollar	15,340	6/15/11	3
United States Dollar	92	Indian Rupee	4,212	6/15/11	1
United States Dollar	407	Russian Ruble	11,676	6/15/11	1

Total					$(20)

At March 31, 2011, the industry sectors (unaudited) for the Emerging Markets Equity Index Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	6.8%
Consumer Staples	6.4
Energy	15.7
Financials	25.1
Health Care	0.9
Industrials	7.0
Information Technology	12.5
Materials	14.8
Telecommunication Services	7.3
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities , securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Emerging Markets Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S )	TOTAL (000S)
Common Stocks
Consumer Discretionary	$18,174	$88,087	$–	$106,261
Consumer Staples	35,252	56,585	–	91,837
Energy	37,558	179,746	–	217,304
Financials	34,994	312,532	55	347,581
Health Care	2,743	11,502	–	14,245
Industrials	14,691	96,510	–	111,201
Information Technology	7,167	187,108	–	194,275
Materials	55,182	144,276	–	199,458
Telecommunication Services	30,604	79,231	–	109,835
Utilities	12,464	34,285	9	46,758
Preferred Stocks
Consumer Discretionary	1,018	1,763	–	2,781
Consumer Staples	9,891	–	–	9,891
Energy	31,170	1,553	–	32,723
Financials	45,567	1,059	–	46,626
Industrials	1,082	–	–	1,082
Information Technology	–	4,669	–	4,669
Materials	36,703	468	–	37,171
Telecommunication Services	6,321	–	–	6,321
Utilities	8,729	–	–	8,729
Rights
Consumer Discretionary	6	–	–	6
Investment Companies	11,245	–	–	11,245

Total Investments	$400,561	$1,199,374	$64	$1,599,999

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$487	$–	$–	$487
Forward Foreign Currency Exchange Contracts	–	6	–	6
Liabilities
Futures Contracts	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	(26)	–	(26)

Total Other Financial Instruments	$487	$(20)	$–	$467

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/11 (000S)
Common Stock
Financials	$59	$–	$(4)	$–	$–	$55
Utilities	–	–	1	8	–	9

Total	$59	$–	$(3)	$8	$–	$64

The amount of change in net unrealized loss on investments in Level 3 securities still held at March 31, 2011 was approximately $3, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1%

Australia – 7.6%

BGP Holdings PLC - (Fractional Shares) *	6,535,576	$–

Bunnings Warehouse Property Trust	294,967	523

CFS Retail Property Trust	1,485,426	2,826

Charter Hall Office REIT	342,195	1,171

Charter Hall Retail REIT	212,435	685

Commonwealth Property Office Fund	1,717,070	1,526

Dexus Property Group	3,398,915	2,989

FKP Property Group	605,118	532

Goodman Group	4,469,314	3,166

GPT Group	1,301,517	4,227

ING Office Fund	1,893,743	1,215

Mirvac Group	2,398,790	3,089

Stockland	1,671,153	6,414

Westfield Group	1,617,457	15,614
Westfield Retail Trust	2,140,249	5,797
		49,774

Austria – 0.3%

CA Immobilien Anlagen A.G. *	61,368	1,131
Conwert Immobilien Invest S.E.	56,324	932
		2,063

Belgium – 0.5%

Befimmo SCA Sicafi	11,638	1,017

Cofinimmo	9,594	1,405

Intervest Offices	4,785	171

Leasinvest Real Estate SCA	1,126	111

Warehouses De Pauw SCA	6,523	370
Wereldhave Belgium N.V.	1,464	153
		3,227

Brazil – 2.7%

Aliansce Shopping Centers S.A.	72,879	589

BR Malls Participacoes S.A.	212,796	2,216

BR Properties S.A.	96,656	1,015

Brookfield Incorporacoes S.A.	153,179	796

Camargo Correa Desenvolvimento Imobiliario S.A.	30,958	122

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	223,452	2,119

Gafisa S.A.	302,900	1,915

General Shopping Brasil S.A. *	17,004	114

Helbor Empreendimentos S.A.	34,916	416

Iguatemi Empresa de Shopping Centers S.A.	27,224	665

Inpar S.A. *	147,885	281

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Brazil – 2.7% – continued

JHSF Participacoes S.A.	60,716	$154

MRV Engenharia e Participacoes S.A.	170,965	1,368

Multiplan Empreendimentos Imobiliarios S.A.	34,446	712

PDG Realty S.A. Empreendimentos e Participacoes	769,982	4,320

Rodobens Negocios Imobiliarios S.A.	17,043	130
Tecnisa S.A.	98,108	713
		17,645

Canada – 3.5%

Allied Properties Real Estate Investment Trust	29,280	664

Artis Real Estate Investment Trust *	52,092	764

Boardwalk Real Estate Investment Trust	33,765	1,676

Calloway Real Estate Investment Trust	68,863	1,833

Canadian Apartment Properties Real Estate Investment Trust	54,861	1,101

Canadian Real Estate Investment Trust	46,906	1,676

Chartwell Seniors Housing Real Estate Investment Trust *	99,057	946

Cominar Real Estate Investment Trust	43,950	1,029

Crombie Real Estate Investment Trust	24,540	326

Dundee Real Estate Investment Trust	36,056	1,231

Extendicare Real Estate Investment Trust	54,878	719

First Capital Realty, Inc.	46,095	763

H&R Real Estate Investment Trust	102,021	2,315

InnVest Real Estate Investment Trust	62,408	446

Killam Properties, Inc.	31,204	334

Morguard Real Estate Investment Trust	29,456	443

Northern Property Real Estate Investment Trust	19,351	609

Primaris Retail Real Estate Investment Trust	48,736	1,071

RioCan Real Estate Investment Trust	181,633	4,770
Transglobe Apartment Real Estate Investment Trust	25,199	302
		23,018

China – 1.5%

Agile Property Holdings Ltd.	963,979	1,517

Beijing North Star Co. Ltd., Class H	477,662	118

China Merchants Property Development Co. Ltd., Class B	176,508	328

China Vanke Co. Ltd., Class B	913,056	1,197

Country Garden Holdings Co.	2,315,444	1,014

Guangzhou R&F Properties Co. Ltd., Class H	669,402	994

KWG Property Holding Ltd.	795,595	643

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

China – 1.5% – continued

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	357,131	$552

Shimao Property Holdings Ltd.	1,003,369	1,424

Shui On Land Ltd.	1,808,235	833
Soho China Ltd.	1,440,256	1,232
		9,852

Egypt – 0.0%
Six of October Development & Investment Co. *	23,636	252

Finland – 0.3%

Citycon OYJ	128,096	586

Sponda OYJ	191,816	1,090
Technopolis OYJ	43,098	231
		1,907

France – 3.9%

Affine S.A.	2,557	84

Fonciere Des Regions	19,335	2,061

Gecina S.A.	12,686	1,750

ICADE	14,458	1,783

Klepierre	66,557	2,702

Mercialys S.A.	32,729	1,305

Societe de la Tour Eiffel	3,868	356

Societe Immobiliere de Location pour I’Industrie et le Commerce	9,242	1,295
Unibail-Rodamco S.E.	63,948	13,856
		25,192

Germany – 0.6%

Alstria Office REIT A.G.	21,158	294

Colonia Real Estate A.G. *	11,490	88

Deutsche Euroshop A.G.	36,739	1,405

Deutsche Wohnen A.G. (Bearer) *	56,839	820

DIC Asset A.G.	22,579	296

GAGFAH S.A.	62,686	531

Patrizia Immobilien A.G. *	17,710	123
TAG Immobilien A.G. *	41,233	402
		3,959

Greece – 0.0%

Eurobank Properties Real Estate Investment Co.	12,561	115
Lamda Development S.A. *	8,746	46
		161

Hong Kong – 12.2%

Champion REIT	1,711,846	992

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Hong Kong – 12.2% – continued

China Overseas Land & Investment Ltd.	2,862,542	$5,847

China Resources Land Ltd.	1,513,218	2,832

Hang Lung Properties Ltd.	1,564,452	6,859

Henderson Land Development Co. Ltd.	763,441	5,289

Hongkong Land Holdings Ltd.	1,202,618	8,424

Hopson Development Holdings Ltd. *	489,505	554

Hysan Development Co. Ltd.	554,239	2,284

Kerry Properties Ltd.	502,099	2,518

Link REIT (The)	1,554,581	4,869

New World China Land Ltd.	1,187,933	447

New World Development Ltd.	2,091,767	3,688

Poly Hong Kong Investment Ltd.	1,249,000	1,176

Shenzhen Investment Ltd.	1,844,443	614

Sino Land Co. Ltd.	1,851,948	3,296

Sun Hung Kai Properties Ltd.	1,347,808	21,304

Wharf Holdings Ltd.	1,061,317	7,326
Yuexiu Property Co. Ltd.*	4,811,400	1,069
		79,388

India – 0.7%

Anant Raj Industries Ltd.	82,980	156

Ansal Properties & Infrastructure Ltd.	55,952	47

Brigade Enterprises Ltd.	20,741	42

DLF Ltd.	360,703	2,165

IVRCL Assets & Holdings Ltd. *	26,628	35

Mahindra Lifespace Developers Ltd.	13,883	120

MVL Ltd *	80,396	48

Orbit Corp. Ltd.	52,818	64

Parsvnath Developers Ltd. *	78,164	80

Peninsula Land Ltd.	81,507	108

Prestige Estates Projects Ltd. *	44,000	124

Sunteck Realty Ltd.	13,140	86
Unitech Ltd.	1,309,936	1,184
		4,259

Indonesia – 0.5%

Alam Sutera Realty Tbk PT	3,611,640	118

Bakrieland Development Tbk PT	27,977,643	451

Ciputra Development Tbk PT *	7,948,790	337

Ciputra Properity Tbk PT *	2,172,438	93

Ciputra Surya Tbk PT *	530,000	36

Lippo Karawaci Tbk PT	11,284,531	792

Pakuwon Jati Tbk PT *	5,225,384	534

Sentul City Tbk PT *	15,325,017	178

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Indonesia – 0.5% – continued
Summarecon Agung Tbk PT	3,621,500	$483
		3,022

Israel – 0.1%
Azrieli Group*	24,208	714

Italy – 0.1%

Beni Stabili S.p.A.	667,474	694
Immobiliare Grande Distribuzione	80,575	177
		871

Japan – 7.9%

Aeon Mall Co. Ltd.	64,097	1,376

Japan Prime Realty Investment Corp.	501	1,341

Japan Real Estate Investment Corp.	343	3,227

Japan Retail Fund Investment Corp.	1,178	1,844

Kenedix Realty Investment Corp.	162	662

Mitsubishi Estate Co. Ltd.	731,318	12,370

Mitsui Fudosan Co. Ltd.	617,562	10,027

Mori Trust Sogo REIT, Inc.	84	820

Nippon Building Fund, Inc.	404	3,919

Nomura Real Estate Holdings, Inc.	52,800	800

Nomura Real Estate Office Fund, Inc.	214	1,448

NTT Urban Development Corp.	913	765

Orix JREIT, Inc.	174	950

Premier Investment Corp.	99	449

Sumitomo Realty & Development Co. Ltd.	334,425	6,690

Tokyo Tatemono Co. Ltd.	225,201	842

Tokyu Land Corp.	276,556	1,203

Tokyu REIT, Inc.	88	544

Top REIT, Inc.	108	642
United Urban Investment Corp.	1,033	1,290
		51,209

Malaysia – 0.6%

CapitaMalls Malaysia Trust	705,300	251

Eastern & Oriental Bhd.	565,100	220

Glomac Bhd.	99,000	58

IGB Corp. Bhd.	792,354	564

IJM Land Bhd.	315,450	284

KLCC Property Holdings Bhd.	329,548	363

Land & General Bhd. *	426,727	65

LBS Bina Group Bhd. *	193,600	37

SP Setia Bhd.	701,911	1,460

Sunway City Bhd.	129,300	192

Tebrau Teguh Bhd. *	337,500	90

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Malaysia – 0.6% – continued
YNH Property Bhd.	279,586	$174
		3,758

Mexico – 0.5%

Consorcio ARA S.A.B. de C.V.	685,217	419

Corporacion GEO S.A.B. de C.V., Series B *	284,434	797

Desarrolladora Homex S.A.B. de C.V. *	175,285	797

Sare Holding S.A.B. de C.V., Class B *	480,405	128
Urbi Desarrollos Urbanos S.A.B. de C.V. *	341,326	796
		2,937

Netherlands – 1.4%

Corio N.V.	63,818	4,470

Eurocommercial Properties N.V. - CVA	28,701	1,423

Nieuwe Steen Investments N.V.	30,430	632

Vastned Offices/Industrial N.V.	12,969	226

Vastned Retail N.V.	12,886	943
Wereldhave N.V.	15,113	1,615
		9,309

New Zealand – 0.1%
Kiwi Income Property Trust	689,803	526

Norway – 0.1%
Norwegian Property ASA *	348,397	640

Philippines – 0.5%

Ayala Land, Inc.	3,597,551	1,284

Filinvest Land, Inc.	6,720,989	178

Megaworld Corp.	7,043,101	343

Robinsons Land Corp.	755,875	201

SM Prime Holdings, Inc.	2,908,503	750
Vista Land & Lifescapes, Inc.	2,369,661	152
		2,908

Poland – 0.1%

Globe Trade Centre S.A. *	76,638	574
LC Corp. S.A. *	154,756	85
		659

Singapore – 4.1%

Allgreen Properties Ltd.	541,562	465

Ascendas Real Estate Investment Trust	1,319,753	2,136

CapitaCommercial Trust	1,497,014	1,649

CapitaLand Ltd.	2,222,915	5,825

CapitaMall Trust	1,665,715	2,481

CapitaMalls Asia Ltd.	1,080,000	1,526

CDL Hospitality Trusts	499,610	797

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Singapore – 4.1% – continued

City Developments Ltd.	479,000	$4,385

Global Logistic Properties Ltd. *	1,274,793	1,893

Keppel Land Ltd.	513,027	1,824

Mapletree Logistics Trust	1,270,722	913

Suntec Real Estate Investment Trust	1,558,291	1,905

Wing Tai Holdings Ltd.	408,380	496
Yanlord Land Group Ltd.	404,000	484
		26,779

South Africa – 1.3%

Emira Property Fund	264,981	506

Fountainhead Property Trust	802,082	733

Growthpoint Properties Ltd.	1,111,451	2,840

Pangbourne Properties Ltd.	307,667	830

Redefine Properties Ltd.	1,900,804	2,110

Resilient Property Income Fund Ltd.	181,081	803
SA Corporate Real Estate Fund	1,473,941	696
		8,518

Spain – 0.0%
Inmobiliaria Colonial S.A. *	2,324,860	263

Sweden – 1.0%

Castellum AB	121,166	1,766

Fabege AB	111,222	1,204

Hufvudstaden AB, Class A	105,591	1,257

Klovern AB	84,225	460

Kungsleden AB	94,467	928
Wihlborgs Fastigheter AB	25,932	772
		6,387

Switzerland – 0.9%

Allreal Holding A.G. (Registered) *	4,824	747

PSP Swiss Property A.G. (Registered) *	32,546	2,680

Swiss Prime Site A.G. (Registered) *	28,767	2,269
Zueblin Immobilien Holding A.G. (Registered) *	30,084	126
		5,822

Taiwan – 0.0%
Hung Poo Real Estate Development Corp.	100,539	119

Thailand – 0.5%

Amata Corp. PCL (Registered)	204,186	105

Amata Corp. PCL NVDR	7,171	4

Asian Property Development PCL NVDR	22,337	5

Asian Property Development PCL (Registered)	439,399	92

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

Thailand – 0.5% – continued

Central Pattana PCL (Registered)	401,563	$378

Central Pattana PCL NVDR	43,442	41

Land and Houses PCL	4,769,900	1,097

Land and Houses PCL NVDR	451,403	104

LPN Development PCL (Registered)	947,603	332

LPN Development PCL NVDR	72,301	25

Property Perfect PCL (Registered)	487,301	71

Property Perfect PCL NVDR	56,627	8

Pruksa Real Estate PCL (Registered)	3,200	2

Pruksa Real Estate PCL NVDR	476,500	290

SC Asset Corp. PCL (Registered)	91,400	63

SC Asset Corp. PCL NVDR	689	–

Supalai PCL (Registered)	1,117,656	425
Supalai PCL NVDR	73,600	28
		3,070

Turkey – 0.2%

Akmerkez Gayrimrnkul Yatirim Ortakligi A.S. *	7,229	378

Alarko Gayrimenkul Yatirim Ortakligi A.S. *	4,437	47

Is Gayrimenkul Yatirim Ortakligi A.S.	136,136	153

Sinpas Gayrimenkul Yatirim Ortakligi AS *	144,654	193
Torunlar Gayrimen Yatirim Ortakligi A.S. *	157,524	697
		1,468

United Arab Emirates – 0.3%

Aldar Properties PJSC	788,711	326
Emaar Properties PJSC *	2,110,898	1,853
		2,179

United Kingdom – 4.9%

A&J Mucklow Group PLC	16,075	77

Big Yellow Group PLC	91,457	485

British Land Co. PLC	620,139	5,504

Capital & Counties Properties PLC	444,784	1,202

Capital Shopping Centres Group PLC	452,593	2,782

CLS Holdings PLC *	15,924	170

Daejan Holdings PLC	3,401	144

Derwent London PLC	71,010	1,871

Development Securities PLC	83,910	301

Grainger PLC	213,112	367

Great Portland Estates PLC	222,205	1,377

Hammerson PLC	496,521	3,564

Hansteen Holdings PLC *	318,047	434

Helical Bar PLC	82,761	360

Invista Foundation Property Trust Ltd.	244,647	153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

United Kingdom – 4.9% – continued

Land Securities Group PLC	535,532	$6,308

London & Stamford Property PLC	380,511	763

Minerva PLC *	110,246	164

Primary Health Properties PLC	43,018	221

Quintain Estates & Development PLC *	354,142	250

Safestore Holdings PLC	131,426	323

Segro PLC	515,661	2,663

Shaftesbury PLC	175,325	1,331

St. Modwen Properties PLC	102,962	297

Unite Group PLC *	111,978	388
Workspace Group PLC	801,568	350
		31,849

United States – 38.2%

Acadia Realty Trust	27,644	523

Agree Realty Corp.	6,693	150

Alexander’s, Inc.	1,457	593

Alexandria Real Estate Equities, Inc.	38,729	3,020

AMB Property Corp.	117,902	4,241

American Assets Trust, Inc.	27,159	578

American Campus Communities, Inc.	47,255	1,559

Apartment Investment & Management Co., Class A	82,302	2,096

Ashford Hospitality Trust, Inc.	40,470	446

Associated Estates Realty Corp. *	28,487	452

AvalonBay Communities, Inc.	60,320	7,243

BioMed Realty Trust, Inc.	92,478	1,759

Boston Properties, Inc.	99,361	9,424

Brandywine Realty Trust	93,284	1,133

BRE Properties, Inc.	45,071	2,126

Brookfield Properties Corp. *	263,048	4,656

Camden Property Trust	49,049	2,787

Campus Crest Communities, Inc.	21,902	259

CapLease, Inc. *	40,269	221

CBL & Associates Properties, Inc.	97,290	1,695

Cedar Shopping Centers, Inc. *	44,354	267

Cogdell Spencer, Inc.	34,535	205

Colonial Properties Trust	53,872	1,037

CommonWealth REIT	51,130	1,328

CommonWealth REIT - Fractional Shares	75,000	–

Corporate Office Properties Trust	47,267	1,708

Cousins Properties, Inc.	73,532	614

DCT Industrial Trust, Inc.	170,001	944

Developers Diversified Realty Corp. *	179,869	2,518

DiamondRock Hospitality Co.	116,564	1,302

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

United States – 38.2% – continued

Digital Realty Trust, Inc.	64,120	$3,728

Douglas Emmett, Inc. *	63,834	1,197

Duke Realty Corp.	176,508	2,473

DuPont Fabros Technology, Inc.	42,499	1,031

EastGroup Properties, Inc.	18,624	819

Education Realty Trust, Inc. *	50,116	402

Entertainment Properties Trust	32,302	1,512

Equity Lifestyle Properties, Inc.	21,747	1,254

Equity One, Inc.	37,755	709

Equity Residential	205,907	11,615

Essex Property Trust, Inc.	21,951	2,722

Extra Space Storage, Inc.	60,684	1,257

Federal Realty Investment Trust	43,203	3,524

FelCor Lodging Trust, Inc. *	67,531	414

First Industrial Realty Trust, Inc. *	54,343	646

First Potomac Realty Trust	34,745	547

Forest City Enterprises, Inc., Class A *	95,703	1,802

Franklin Street Properties Corp.	57,220	805

General Growth Properties, Inc. *	335,526	5,194

Getty Realty Corp.	16,989	389

Glimcher Realty Trust	69,219	640

Government Properties Income Trust	21,056	566

HCP, Inc.	259,788	9,856

Health Care REIT, Inc.	120,444	6,316

Healthcare Realty Trust, Inc.	46,882	1,064

Hersha Hospitality Trust *	117,469	698

Highwoods Properties, Inc.	50,593	1,771

Home Properties, Inc.	26,518	1,563

Hospitality Properties Trust	86,903	2,012

Host Hotels & Resorts, Inc.	476,811	8,397

Inland Real Estate Corp.	60,643	579

Investors Real Estate Trust	56,878	540

Kilroy Realty Corp. *	37,038	1,438

Kimco Realty Corp.	284,476	5,217

Kite Realty Group Trust	44,338	235

LaSalle Hotel Properties	52,840	1,427

Lexington Realty Trust	102,616	959

Liberty Property Trust	80,149	2,637

LTC Properties, Inc.	18,473	524

Macerich (The) Co.	91,193	4,517

Mack-Cali Realty Corp.	60,525	2,052

Medical Properties Trust, Inc.	77,202	893

Mid-America Apartment Communities, Inc.	24,874	1,597

National Health Investors, Inc.	19,297	925

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% – continued

United States – 38.2% – continued

National Retail Properties, Inc.	59,016	$1,542

Nationwide Health Properties, Inc.	88,423	3,761

Omega Healthcare Investors, Inc.	69,721	1,558

Orient-Express Hotels Ltd., Class A *	72,384	895

Parkway Properties, Inc.	14,946	254

Pennsylvania Real Estate Investment Trust	38,341	547

Piedmont Office Realty Trust, Inc., Class A	121,757	2,363

Post Properties, Inc. *	33,830	1,328

ProLogis	398,812	6,373

PS Business Parks, Inc.	12,803	742

Public Storage	89,292	9,903

Ramco-Gershenson Properties Trust	25,957	325

Realty Income Corp.	82,195	2,873

Regency Centers Corp.	57,277	2,490

Retail Opportunity Investments Corp.	29,373	321

Saul Centers, Inc.	9,505	423

Senior Housing Properties Trust	99,792	2,299

Simon Property Group, Inc.	205,228	21,992

SL Green Realty Corp.	54,533	4,101

Sovran Self Storage, Inc.	19,170	758

Strategic Hotels & Resorts, Inc. *	105,310	679

Sun Communities, Inc.	14,632	522

Sunstone Hotel Investors, Inc. *	81,790	833

Tanger Factory Outlet Centers, Inc.	57,082	1,498

Taubman Centers, Inc.	29,163	1,563

TravelCenters of America LLC - (Fractional Shares) *	50,000	–

UDR, Inc.	127,574	3,109

Universal Health Realty Income Trust	8,718	353

Urstadt Biddle Properties, Inc., Class A	14,239	271

U-Store-It Trust	66,651	701

Ventas, Inc.	114,100	6,196

Vornado Realty Trust	127,517	11,158

Washington Real Estate Investment Trust	45,984	1,430

Weingarten Realty Investors	84,220	2,111
Winthrop Realty Trust	13,752	169
		248,788
Total Common Stocks
(Cost $553,313)		632,492	(1)

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 0.6%

F&C Commercial Property Trust Ltd.	177,485	$294

ING UK Real Estate Income Trust Ltd.	258,200	219

IRP Property Investments Ltd.	70,797	95

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	2,006,655	2,007

ProLogis European Properties *	98,656	699

Standard Life Investment Property Income Trust PLC	89,947	95
UK Commercial Property Trust Ltd.	253,974	330
Total Investment Companies
(Cost $3,754) (1)		3,739

RIGHTS – 0.0%

Philippines – 0.0%

Robinsons Land Corp. *	377,937	13

South Africa – 0.0%
Fountainhead Property Trust *	116,754	3
Total Rights
(Cost $10)		16	(1)

Total Investments – 97.7%
(Cost $557,077)		636,247
Other Assets less Liabilities – 2.3%		14,934
NET ASSETS – 100.0%		$651,181

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,389,000 with net purchases of approximately $618,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

At March 31, 2011, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Hotels Restaurants & Leisure	0.1%
Household Durables	2.4
Real Estate	4.5
Real Estate Investment Trusts	61.2
Real Estate Management/Development	31.8

Total	100.0%

At March 31, 2011, the Global Real Estate Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS(LOSSES) (000S)
Euro Stoxx 50 (Euro)	64	$2,579	Long	6/11	$109
Hang Seng Index (Hong Kong Dollar)	17	2,570	Long	4/11	51
Nikkei 225 (Japanese Yen)	6	351	Long	6/11	(27)
SPI 200 (Australian Dollar)	17	2,139	Long	6/11	113
S&P MidCap 400 E-Mini (U.S. Dollar)	82	8,096	Long	6/11	347
TOPIX Index (Japanese Yen)	5	521	Long	6/11	19
Yen Nikkei (Japanese Yen)	6	351	Long	6/11	(6)

Total					$606

At March 31, 2011, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	39.9%
Hong Kong Dollar	12.7
Japanese Yen	8.1
Australian Dollar	7.9
Euro	7.5
British Pound	5.1
All other currencies less than 5%	18.8

Total	100.0%

At March 31, 2011, the Global Real Estate Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000S)
British Pound	376	United States Dollar	600	6/15/11	$(2)
Euro	1,832	United States Dollar	2,525	6/15/11	(67)
Euro	498	United States Dollar	700	6/15/11	(4)
Hong Kong Dollar	15,587	United States Dollar	2,000	6/15/11	(5)
Japanese Yen	124,279	United States Dollar	1,500	6/15/11	5
Swiss Franc	1	United States Dollar	1	6/15/11	–
United States Dollar	417	Australian Dollar	421	6/15/11	15
United States Dollar	500	British Pound	311	6/15/11	(1)
United States Dollar	49	Canadian Dollar	47	6/15/11	–
United States Dollar	2,591	Hong Kong Dollar	20,166	6/15/11	3
United States Dollar	1,418	Japanese Yen	117,616	6/15/11	(3)

Total					$(59)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Real Estate Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$16,012	$697	$–	$16,709
Financials	276,377	338,576	830	615,783
Investment Companies	2,007	1,732	–	3,739
Rights	16	–	–	16

Total Investments	$294,412	$341,005	$830	$636,247

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$639	$–	$–	$639
Forward Foreign Currency Exchange Contracts	–	23	–	23
Liabilities
Futures Contracts	(33)	–	–	(33)
Forward Foreign Currency Exchange Contracts	–	(82)	–	(82)

Total Other Financial Instruments	$606	$(59)	$–	$547

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S) †*	BALANCE AS OF 03/31/11 (000S)
Common Stock
Financials	$–	$–	$–	$–	$830	$830

Total	$–	$–	$–	$–	$830	$830

†	Transferred into Level 3 due to securities being suspended from trading on an exchange.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2%

Australia – 4.5%

AGL Energy Ltd.	4,091	$60

Alumina Ltd.	18,073	46

Amcor Ltd.	10,375	76

AMP Ltd.	23,484	132

Australia & New Zealand Banking Group Ltd.	20,637	508

Bendigo and Adelaide Bank Ltd.	2,609	26

Billabong International Ltd.	1,561	12

BlueScope Steel Ltd.	13,501	27

Boral Ltd.	5,288	27

Brambles Ltd.	11,749	86

CFS Retail Property Trust	18,191	35

Coca-Cola Amatil Ltd.	4,951	60

Commonwealth Bank of Australia	12,458	675

CSL Ltd.	4,442	164

CSR Ltd.	4,003	14

Dexus Property Group	34,922	31

Fortescue Metals Group Ltd.	10,292	68

GPT Group	12,776	41

Insurance Australia Group Ltd.	17,688	66

MacArthur Coal Ltd.	1,568	19

Mirvac Group	30,538	39

National Australia Bank Ltd.	17,258	462

Newcrest Mining Ltd.	6,192	256

OneSteel Ltd.	9,639	24

Orica Ltd.	3,041	83

Origin Energy Ltd.	8,284	138

OZ Minerals Ltd.	28,403	47

Santos Ltd.	6,657	107

Sims Metal Management Ltd.	1,184	21

SP AusNet	12,257	11

Stockland	20,090	77

Suncorp Group Ltd.	10,065	88

Transurban Group	10,491	58

Westpac Banking Corp.	24,090	606

Woolworths Ltd.	9,814	273
WorleyParsons Ltd.	1,388	44
		4,507

Austria – 0.2%

Erste Group Bank A.G.	1,526	77

OMV A.G.	1,314	59

Telekom Austria A.G.	2,544	37

Verbund A.G.	553	25

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Austria – 0.2% – continued
Voestalpine A.G.	993	$47
		245

Belgium – 0.3%

Colruyt S.A.	545	29

Delhaize Group S.A.	834	68

Dexia S.A. *	4,303	17

KBC Groep N.V. *	1,366	51

Solvay S.A., Class A	514	61
Umicore S.A.	827	41
		267

Canada – 6.2%

Agnico-Eagle Mines Ltd.	1,381	92

Agrium, Inc.	1,290	119

ARC Resources Ltd.	2,254	61

Bank of Nova Scotia	8,618	529

BCE, Inc.	2,049	74

Bombardier, Inc., Class B	12,042	89

Canadian National Railway Co.	3,748	283

Canadian Pacific Railway Ltd.	1,458	94

Canadian Tire Corp. Ltd., Class A	629	42

Canadian Utilities Ltd., Class A	796	44

Cenovus Energy, Inc.	6,132	242

CGI Group, Inc., Class A *	1,800	38

Crescent Point Energy Corp.	1,966	95

Empire Co. Ltd., Class A	200	11

Enbridge, Inc.	2,978	183

Finning International, Inc.	1,218	36

Gildan Activewear, Inc.	813	27

Inmet Mining Corp.	358	25

Kinross Gold Corp.	9,343	147

Loblaw Cos. Ltd.	972	39

Metro, Inc., Class A	774	37

Nexen, Inc.	4,101	102

Open Text Corp. *	400	25

Pacific Rubiales Energy Corp.	1,914	53

Penn West Petroleum Ltd.	3,514	98

Potash Corp. of Saskatchewan, Inc.	7,195	424

Research In Motion Ltd. *	3,800	215

Rogers Communications, Inc., Class B	3,605	131

Royal Bank of Canada	11,507	712

Saputo, Inc.	1,114	50

Suncor Energy, Inc.	12,647	567

Talisman Energy, Inc.	8,377	207

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Canada – 6.2% – continued

Teck Resources Ltd., Class B	4,744	$251

Tim Hortons, Inc.	1,300	59

Toronto-Dominion Bank (The)	7,045	624

TransAlta Corp.	2,143	45

Valeant Pharmaceuticals International, Inc.	2,300	115

Viterra, Inc.	2,817	34

Yamana Gold, Inc.	6,008	74
Yellow Media, Inc.	3,700	21
		6,114

Denmark – 0.7%

Danske Bank A/S *	3,481	77

DSV A/S	1,495	37

Novo Nordisk A/S, Class B	3,372	422

Novozymes A/S, Class B	334	51
Vestas Wind Systems A/S *	1,724	75
		662

Finland – 0.6%

Kesko OYJ, Class B *	482	23

Metso OYJ	1,083	58

Neste Oil OYJ	958	20

Nokia OYJ	30,417	259

Outokumpu OYJ	925	16

Rautaruukki OYJ	718	17

Sanoma OYJ	586	13

Stora Enso OYJ, Class R *	4,917	59
UPM-Kymmene OYJ *	4,175	88
		553

France – 3.4%

Air Liquide S.A.	2,306	307

Bouygues S.A.	1,828	88

Bureau Veritas S.A.	354	28

Carrefour S.A.	4,890	217

Casino Guichard Perrachon S.A.	400	38

Christian Dior S.A.	525	74

Cie de Saint-Gobain	3,260	200

Cie Generale de Geophysique-Veritas*	1,041	38

CNP Assurances	1,085	23

Danone	4,759	311

France Telecom S.A.	15,095	339

Imerys S.A.	274	20

Lagardere S.C.A.	854	36

L’Oreal S.A.	1,950	227

LVMH Moet Hennessy Louis Vuitton S.A.	1,985	314

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

France – 3.4% – continued

Peugeot S.A. *	1,307	$52

Renault S.A. *	1,493	82

Schneider Electric S.A.	1,975	337

Societe BIC S.A.	190	17

Suez Environnement Co.	1,956	40

Technip S.A.	835	89

Unibail-Rodamco S.E.	761	165

Veolia Environnement S.A.	2,736	85
Vinci S.A.	3,635	227
		3,354

Germany – 2.8%

Adidas A.G.	1,610	102

BASF S.E.	7,428	644

Bayerische Motoren Werke A.G.	2,686	224

Beiersdorf A.G.	783	48

Commerzbank A.G. *	6,764	53

Continental A.G. *	362	33

Deutsche Boerse A.G.	1,603	122

Deutsche Lufthansa A.G. (Registered) *	2,049	43

Deutsche Post A.G. (Registered)	7,030	127

Fraport A.G. Frankfurt Airport

Services Worldwide	258	19

HeidelbergCement A.G.	1,178	82

Henkel A.G. & Co. KGaA	1,095	57

Hochtief A.G.	350	38

K+S A.G.	1,112	84

Linde A.G.	1,377	217

Merck KGaA	467	42

Metro A.G.	1,077	74

Muenchener Rueckversicherungs A.G. (Registered)	1,529	240

Puma A.G. Rudolf Dassler Sport	38	11

Salzgitter A.G.	304	24

SAP A.G.	6,945	426

Suedzucker A.G.	476	13
Wacker Chemie A.G.	114	26
		2,749

Greece – 0.1%

Alpha Bank A.E. *	3,684	24

Coca Cola Hellenic Bottling Co. S.A.	1,327	35

National Bank of Greece S.A. *	7,861	70
Public Power Corp. S.A.	988	17
		146

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Hong Kong – 0.8%

Cathay Pacific Airways Ltd.	9,000	$21

Cheung Kong Infrastructure Holdings Ltd.	3,000	14

CLP Holdings Ltd.	15,099	122

Esprit Holdings Ltd.	10,000	46

Hang Seng Bank Ltd.	5,878	95

Hong Kong & China Gas Co. Ltd.	35,469	85

Hong Kong Exchanges and Clearing Ltd.	8,300	180

Li & Fung Ltd.	22,000	113

MTR Corp.	12,096	45
Power Assets Holdings Ltd.	11,758	79
		800

Ireland – 0.2%

CRH PLC	5,763	133
Kerry Group PLC, Class A	981	36
		169

Israel – 0.2%

Bank Hapoalim BM *	7,160	37

Bank Leumi Le-Israel BM	10,406	53

Bezeq The Israeli Telecommunication Corp. Ltd.	12,576	37

Cellcom Israel Ltd.	359	12

Delek Group Ltd.	29	8

Israel Chemicals Ltd.	3,761	62

Israel Discount Bank Ltd., Class A *	7,421	16
Mizrahi Tefahot Bank Ltd.	876	10
		235

Italy – 1.8%

A2A S.p.A.	8,006	13

Assicurazioni Generali S.p.A.	9,703	210

Atlantia S.p.A.	2,607	60

Autogrill S.p.A. *	824	12

Enel Green Power S.p.A. *	12,393	34

ENI S.p.A.	21,162	519

Intesa Sanpaolo S.p.A.	63,438	188

Intesa Sanpaolo S.p.A. (RSP)	6,790	18

Parmalat S.p.A.	12,495	42

Pirelli & C. S.p.A. *	1,700	15

Saipem S.p.A.	2,081	110

Snam Rete Gas S.p.A.	10,337	58

Telecom Italia S.p.A.	78,794	121

Tenaris S.A.	3,719	92

Terna Rete Elettrica Nazionale S.p.A.	9,389	45

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Italy – 1.8% – continued
UniCredit S.p.A.	110,234	$273
		1,810

Japan – 10.2%

Aeon Co. Ltd.	4,600	53

Aeon Mall Co. Ltd.	600	13

Air Water, Inc.	1,000	12

Aisin Seiki Co. Ltd.	1,700	59

Ajinomoto Co., Inc.	5,000	52

Asahi Glass Co. Ltd.	8,000	101

Asahi Kasei Corp.	10,000	67

Asics Corp.	1,000	13

Astellas Pharma, Inc.	3,700	136

Benesse Holdings, Inc.	500	20

Brother Industries Ltd.	1,700	25

Canon Marketing Japan, Inc.	400	5

Canon, Inc.	9,200	400

Casio Computer Co. Ltd.	1,700	13

Central Japan Railway Co.	12	95

Chugai Pharmaceutical Co. Ltd.	1,610	28

Chugoku Electric Power (The) Co., Inc.	2,200	41

Cosmo Oil Co. Ltd.	4,000	12

Dai Nippon Printing Co. Ltd.	5,000	61

Daicel Chemical Industries Ltd.	2,000	12

Daido Steel Co. Ltd.	2,000	11

Daikin Industries Ltd.	1,900	57

Daiwa House Industry Co. Ltd.	4,000	49

Daiwa Securities Group, Inc.	14,000	64

Denki Kagaku Kogyo K.K.	3,000	15

Denso Corp.	4,000	133

Dowa Holdings Co. Ltd.	2,000	12

East Japan Railway Co.	2,800	154

Electric Power Development Co. Ltd.	800	25

FamilyMart Co. Ltd.	500	19

FANUC Corp.	1,600	241

Fast Retailing Co. Ltd.	400	50

Fuji Electric Co. Ltd.	4,000	12

FUJIFILM Holdings Corp.	3,600	112

Fujitsu Ltd.	16,000	90

Hitachi Construction Machinery Co. Ltd.	700	18

Hitachi Metals Ltd.	2,000	25

Hokkaido Electric Power Co., Inc.	1,300	25

Hokuriku Electric Power Co.	1,300	29

Honda Motor Co. Ltd.	13,200	494

Ibiden Co. Ltd.	1,000	31

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Japan – 10.2% – continued

Idemitsu Kosan Co. Ltd.	200	$23

Inpex Corp.	17	128

Isetan Mitsukoshi Holdings Ltd. *	2,700	24

Ito En Ltd.	400	7

Japan Petroleum Exploration Co.	200	10

JS Group Corp.	2,200	57

JSR Corp.	1,300	26

JTEKT Corp.	1,900	24

Kaneka Corp.	2,000	14

Kansai Paint Co. Ltd.	2,000	17

Kao Corp.	4,500	112

Kawasaki Kisen Kaisha Ltd.	5,000	18

KDDI Corp.	24	147

Keikyu Corp.	4,000	29

Keio Corp.	6,000	36

Kikkoman Corp.	1,000	9

Komatsu Ltd.	7,800	263

Konica Minolta Holdings, Inc.	3,500	29

Kubota Corp.	9,000	84

Kuraray Co. Ltd.	2,500	32

Kyocera Corp.	1,300	132

Lawson, Inc.	400	19

Makita Corp.	800	37

Marui Group Co. Ltd.	1,600	10

Mazda Motor Corp.	12,000	26

Minebea Co. Ltd.	3,000	17

Mitsubishi Chemical Holdings Corp.	10,000	63

Mitsubishi Electric Corp.	16,000	187

Mitsubishi Gas Chemical Co., Inc.	3,000	21

Mitsubishi UFJ Financial Group, Inc.	103,500	478

Mitsui Chemicals, Inc.	6,000	21

Mitsui Fudosan Co. Ltd.	7,000	114

Mitsui Mining & Smelting Co. Ltd.	4,000	14

Mitsui O.S.K. Lines Ltd.	9,000	52

Mizuho Financial Group, Inc.	166,533	276

Mizuho Trust & Banking Co. Ltd.	11,000	10

NGK Insulators Ltd.	2,000	36

Nidec Corp.	900	78

Nikon Corp.	2,700	56

Nintendo Co. Ltd.	800	216

Nippon Meat Packers, Inc.	2,000	25

Nippon Steel Corp.	43,000	138

Nissan Motor Co. Ltd.	20,300	180

Nisshin Seifun Group, Inc.	1,500	17

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Japan – 10.2% – continued

Nisshin Steel Co. Ltd.	6,000	$13

Nissin Foods Holdings Co. Ltd.	500	18

Nitto Denko Corp.	1,300	68

Nomura Holdings, Inc.	29,100	152

NSK Ltd.	4,000	35

NTN Corp.	5,000	24

NTT Data Corp.	9	28

NTT DoCoMo, Inc.	125	218

Odakyu Electric Railway Co. Ltd.	5,000	42

Olympus Corp.	1,700	47

Omron Corp.	1,500	42

Osaka Gas Co. Ltd.	18,000	71

Otsuka Corp.	100	6

Panasonic Corp.	18,100	230

Ricoh Co. Ltd.	6,000	70

Rinnai Corp.	300	20

Rohm Co. Ltd.	800	50

Santen Pharmaceutical Co. Ltd.	500	20

Secom Co. Ltd.	1,700	79

Sekisui Chemical Co. Ltd.	3,000	24

Sekisui House Ltd.	5,000	47

Seven & I Holdings Co. Ltd.	6,200	158

Sharp Corp.	8,000	79

Shikoku Electric Power Co., Inc.	1,300	35

Shimizu Corp.	4,000	18

Shin-Etsu Chemical Co. Ltd.	3,400	169

Shinsei Bank Ltd.	5,000	6

Shiseido Co. Ltd.	2,600	45

Shizuoka Bank (The) Ltd.	6,000	50

Showa Shell Sekiyu K.K.	1,400	15

Softbank Corp.	6,600	261

Sony Corp.	8,200	260

Sumitomo Chemical Co. Ltd.	12,000	60

Sumitomo Electric Industries Ltd.	6,000	83

Sumitomo Metal Industries Ltd.	27,000	60

Sumitomo Metal Mining Co. Ltd.	4,000	69

Sumitomo Mitsui Trust Holdings, Inc.	16,390	58

Sumitomo Rubber Industries Ltd.	1,200	12

T&D Holdings, Inc.	2,100	52

Taiyo Nippon Sanso Corp.	2,000	17

Takashimaya Co. Ltd.	2,000	13

Takeda Pharmaceutical Co. Ltd.	6,000	280

TDK Corp.	1,100	65

Teijin Ltd.	7,000	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Japan – 10.2% – continued

Tobu Railway Co. Ltd.	8,000	$33

Toho Gas Co. Ltd.	3,000	15

Tokuyama Corp.	2,000	11

Tokyo Gas Co. Ltd.	22,000	100

Tokyu Corp.	11,000	45

TonenGeneral Sekiyu K.K.	2,000	25

Toppan Printing Co. Ltd.	5,000	39

Toray Industries, Inc.	12,000	86

Tosoh Corp.	4,000	14

TOTO Ltd.	2,000	16

Toyo Seikan Kaisha Ltd.	1,100	18

Toyoda Gosei Co. Ltd.	500	10

Toyota Boshoku Corp.	500	7

Toyota Industries Corp.	1,600	48

Tsumura & Co.	400	13

Ube Industries Ltd.	8,000	26

UNY Co. Ltd.	1,400	13

Ushio, Inc.	800	16

Yakult Honsha Co. Ltd.	700	18

Yamaha Corp.	1,100	12

Yamaha Motor Co. Ltd. *	2,000	35

Yamato Holdings Co. Ltd.	3,600	56

Yamato Kogyo Co. Ltd.	400	13
Yokogawa Electric Corp. *	1,600	12
		10,077

Netherlands – 1.9%

Akzo Nobel N.V.	1,913	132

ASML Holding N.V. *	3,532	156

Fugro N.V.- CVA	601	53

ING Groep N.V.-CVA *	31,038	394

Koninklijke Ahold N.V.	9,852	132

Koninklijke DSM N.V.	1,285	79

Koninklijke Philips Electronics N.V.	8,035	257

LyondellBasell Industries N.V., Class A *	2,245	89

Randstad Holding N.V.	959	53

TNT N.V.	2,940	75

Unilever N.V. - CVA	13,199	414
Wolters Kluwer N.V.	2,692	63
		1,897

New Zealand – 0.1%

Auckland International Airport Ltd.	6,444	11

Contact Energy Ltd. *	2,010	9

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

New Zealand – 0.1% – continued
Fletcher Building Ltd.	4,733	$33
		53

Norway – 0.5%

Aker Solutions ASA	1,190	27

DnB NOR ASA	7,971	122

Norsk Hydro ASA	7,660	63

Orkla ASA	6,687	65

Seadrill Ltd.	2,219	80

Telenor ASA	6,422	106
Yara International ASA	1,558	79
		542

Portugal – 0.2%

Banco Comercial Portugues S.A. (Registered)	20,286	17

Banco Espirito Santo S.A. (Registered)	3,792	15

Brisa Auto-Estradas de Portugal S.A.	1,252	8

Cimpor Cimentos de Portugal SGPS S.A.	1,631	12

EDP-Energias de Portugal S.A.	14,863	58

Galp Energia SGPS S.A., Class B	1,674	36

Jeronimo Martins SGPS S.A.	1,773	28
Portugal Telecom SGPS S.A. (Registered)	4,212	49
		223

Singapore – 0.1%

SembCorp Industries Ltd.	7,000	29
Singapore Exchange Ltd.	7,000	44
		73

Spain – 2.3%

Abertis Infraestructuras S.A.	2,579	56

Acciona S.A.	196	21

Acerinox S.A.	704	14

ACS Actividades de Construccion y Servicios S.A.	1,061	50

Banco Bilbao Vizcaya Argentaria S.A.	34,688	421

Banco de Sabadell S.A.	8,508	37

Banco Santander S.A.	67,399	786

Bankinter S.A.	2,053	14

EDP Renovaveis S.A. *	1,604	12

Enagas S.A.	1,294	29

Ferrovial S.A.	3,849	48

Fomento de Construcciones y Contratas S.A.	275	9

Gas Natural SDG S.A.	2,679	50

Gestevision Telecinco S.A. *	1,494	17

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Spain – 2.3% – continued

Iberdrola Renovables S.A.	6,180	$27

Iberdrola S.A.	33,168	288

Inditex S.A.	1,795	144

Indra Sistemas S.A.	645	13

Red Electrica Corp. S.A.	982	56

Repsol YPF S.A.	5,977	205
Zardoya Otis S.A.	1,012	17
		2,314

Sweden – 1.9%

Alfa Laval AB	2,521	55

Assa Abloy AB, Class B	2,552	73

Boliden AB	1,964	42

Hennes & Mauritz AB, Class B	8,342	277

Holmen AB, Class B	383	13

Modern Times Group AB, Class B	365	28

Nordea Bank AB	21,296	233

Sandvik AB	8,274	156

Scania AB, Class B	2,736	64

Skandinaviska Enskilda Banken AB, Class A	10,899	97

Skanska AB, Class B	3,479	73

SKF AB, Class B	3,046	89

SSAB AB, Class A *	1,306	21

Svenska Cellulosa AB, Class B	4,640	75

Svenska Handelsbanken AB, Class A	4,048	133

Swedbank AB, Class A	5,668	97

TeliaSonera AB	18,420	159
Volvo AB, Class B *	11,249	198
		1,883

Switzerland – 3.6%

Adecco S.A. (Registered)	1,021	67

Aryzta A.G.	611	31

Cie Financiere Richemont, Class A (Bearer)	4,260	246

Foster Wheeler A.G.*	900	34

Garmin Ltd.	900	31

Geberit A.G. (Registered)	326	71

Givaudan S.A. (Registered)*	69	69

Holcim Ltd. (Registered)	2,054	155

Lindt & Spruengli A.G. (Participation Certificate)	6	17

Lindt & Spruengli A.G. (Registered)	1	33

Noble Corp.	2,100	96

Novartis A.G. (Registered)	17,039	924

Roche Holding A.G. (Genusschein)	5,685	812

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

Switzerland – 3.6% – continued

STMicroelectronics N.V.	5,362	$66

Swiss Reinsurance Co. Ltd. (Registered)	2,903	166

Swisscom A.G. (Registered)	181	81

Syngenta A.G. (Registered)	770	250

Tyco International Ltd.	4,000	179

Weatherford International Ltd. *	6,100	138
Wolseley PLC*	2,368	80
		3,546

United Kingdom – 9.3%

Aggreko PLC	2,266	57

AMEC PLC	2,382	46

Antofagasta PLC	3,420	75

Associated British Foods PLC	3,180	51

Balfour Beatty PLC	5,287	29

BG Group PLC	27,374	680

British Land Co. PLC	7,331	65

Bunzl PLC	2,348	28

Burberry Group PLC	3,643	69

Cairn Energy PLC *	11,697	87

Capita Group (The) PLC	5,390	64

Capital Shopping Centres Group PLC	4,988	31

Compass Group PLC	15,579	140

Experian PLC	7,976	99

GlaxoSmithKline PLC	41,985	801

Home Retail Group PLC	6,566	20

HSBC Holdings PLC	142,765	1,468

International Consolidated Airlines Group S.A.*	3,504	13

International Consolidated Airlines Group S.A. (OTC Exchange) *	4,242	15

International Power PLC	11,842	58

Invensys PLC	5,883	33

J. Sainsbury PLC	10,522	57

Johnson Matthey PLC	1,875	56

Kingfisher PLC	18,346	72

Land Securities Group PLC	6,498	77

Lonmin PLC	1,172	32

Marks & Spencer Group PLC	12,264	66

National Grid PLC	28,727	274

Old Mutual PLC	45,765	100

Pearson PLC	6,365	113

Petrofac Ltd.	2,110	50

Prudential PLC	20,707	235

Reckitt Benckiser Group PLC	5,026	258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United Kingdom – 9.3% – continued

Rexam PLC	6,312	$37

Royal Bank of Scotland Group PLC *	133,782	88

RSA Insurance Group PLC	28,346	60

Scottish & Southern Energy PLC	7,278	147

Segro PLC	5,368	28

Severn Trent PLC	2,187	51

Shire PLC	4,628	134

Smiths Group PLC	3,205	67

Standard Chartered PLC	18,962	492

Standard Life PLC	18,457	61

Subsea 7 S.A.	2,296	58

Tesco PLC	65,099	398

Tullow Oil PLC	7,277	169

Unilever PLC	10,468	319

United Utilities Group PLC	6,210	59

Vodafone Group PLC	420,612	1,191

WM Morrison Supermarkets PLC	16,568	73

WPP PLC	10,538	130
Xstrata PLC	16,864	394
		9,275

United States – 45.3%

3M Co.	5,516	516

Abbott Laboratories	12,500	613

Accenture PLC, Class A	5,100	280

Adobe Systems, Inc. *	3,989	132

Advance Auto Parts, Inc.	700	46

Advanced Micro Devices, Inc. *	4,100	35

Aetna, Inc.	3,263	122

Aflac, Inc.	3,845	203

Agilent Technologies, Inc. *	2,860	128

Air Products & Chemicals, Inc.	1,722	155

Airgas, Inc.	590	39

Alcoa, Inc.	8,500	150

Allegheny Technologies, Inc.	700	47

Allergan, Inc.	2,537	180

Alliant Energy Corp.	800	31

AMB Property Corp.	1,500	54

American Eagle Outfitters, Inc.	1,400	22

American Express Co.	8,716	394

American Tower Corp., Class A *	3,300	171

American Water Works Co., Inc.	1,300	36

Ameriprise Financial, Inc.	2,000	122

AMETEK, Inc.	1,200	53

Annaly Capital Management, Inc.	6,100	106

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Apache Corp.	3,099	$406

Applied Materials, Inc.	10,991	172

Arch Capital Group Ltd. *	400	40

Assurant, Inc.	800	31

Autodesk, Inc. *	1,900	84

AutoZone, Inc. *	213	58

Avery Dennison Corp.	700	29

Avon Products, Inc.	3,300	89

Axis Capital Holdings Ltd.	900	31

Ball Corp.	1,340	48

Bank of New York Mellon (The) Corp.	10,038	300

Baxter International, Inc.	4,731	254

BB&T Corp.	5,740	158

Becton, Dickinson and Co.	1,913	152

Bed Bath & Beyond, Inc. *	2,150	104

Best Buy Co., Inc.	2,625	75

BlackRock, Inc.	750	151

BorgWarner, Inc. *	860	69

Boston Properties, Inc.	1,170	111

Bristol-Myers Squibb Co.	13,883	367

C.H. Robinson Worldwide, Inc.	1,270	94

CA, Inc.	3,500	85

Cabot Oil & Gas Corp.	800	42

Calpine Corp. *	2,569	41

Cameron International Corp. *	2,000	114

Campbell Soup Co.	1,500	50

Capital One Financial Corp.	3,700	192

CarMax, Inc.*	1,700	55

Caterpillar, Inc.	5,114	569

Celanese Corp., Class A	1,300	58

CenterPoint Energy, Inc.	3,780	66

CenturyLink, Inc.	2,500	104

Charles Schwab (The) Corp.	8,313	150

Chesapeake Energy Corp.	5,341	179

Chubb Corp.	2,432	149

Cimarex Energy Co.	700	81

Cincinnati Financial Corp.	1,400	46

Cisco Systems, Inc.	44,856	769

Cliffs Natural Resources, Inc.	1,100	108

Clorox Co.	1,100	77

CME Group, Inc.	573	173

Coach, Inc.	2,412	126

Coca-Cola Enterprises, Inc.	2,600	71

Colgate-Palmolive Co.	3,964	320

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Comerica, Inc.	1,500	$55

ConAgra Foods, Inc.	3,600	85

Concho Resources, Inc. *	773	83

Consolidated Edison, Inc.	2,323	118

Cooper Industries PLC	1,406	91

Crown Castle International Corp. *	2,457	105

Crown Holdings, Inc. *	1,200	46

CSX Corp.	3,060	241

Cummins, Inc.	1,559	171

Danaher Corp.	4,564	237

Darden Restaurants, Inc.	1,030	51

Deere & Co.	3,454	335

Dell, Inc. *	14,239	207

Delta Air Lines, Inc. *	1,400	14

Denbury Resources, Inc. *	3,200	78

Devon Energy Corp.	3,305	303

DeVry, Inc.	500	28

Diamond Offshore Drilling, Inc.	500	39

Discover Financial Services	4,190	101

Discovery Communications, Inc., Class A *	1,000	40

Discovery Communications, Inc., Class C *	1,000	35

Dover Corp.	1,459	96

DTE Energy Co.	1,300	64

Duke Realty Corp.	1,800	25

Dun & Bradstreet Corp.	423	34

Eastman Chemical Co.	600	60

Eaton Corp.	2,500	139

Eaton Vance Corp.	900	29

Ecolab, Inc.	1,772	90

El Paso Corp.	5,600	101

EMC Corp. *	16,600	441

Emerson Electric Co.	6,055	354

EOG Resources, Inc.	2,089	248

EQT Corp.	1,205	60

Equifax, Inc.	900	35

Estee Lauder (The) Cos., Inc., Class A	900	87

Everest Re Group Ltd.	400	35

Expeditors International of Washington, Inc.	1,790	90

Fastenal Co.	1,014	66

Federal Realty Investment Trust	500	41

FedEx Corp.	2,464	230

Fifth Third Bancorp	7,102	99

Fluor Corp.	1,500	110

FMC Technologies, Inc.*	1,000	94

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Ford Motor Co. *	24,800	$370

Franklin Resources, Inc.	1,308	164

Frontier Communications Corp.	7,600	62

GameStop Corp., Class A *	1,100	25

Gap (The), Inc.	3,375	76

General Mills, Inc.	5,260	192

Genuine Parts Co.	1,220	65

Genworth Financial, Inc., Class A *	3,572	48

Genzyme Corp. *	2,108	161

Gilead Sciences, Inc. *	6,562	278

Google, Inc., Class A *	2,002	1,174

H.J. Heinz Co.	2,700	132

Hansen Natural Corp. *	600	36

Harley-Davidson, Inc.	1,855	79

Hasbro, Inc.	900	42

HCP, Inc.	2,900	110

Health Care REIT, Inc.	1,500	79

Hess Corp.	2,446	208

Hewlett-Packard Co.	18,383	753

Hormel Foods Corp.	1,400	39

Hospira, Inc. *	1,300	72

Host Hotels & Resorts, Inc.	5,529	97

Hudson City Bancorp, Inc.	3,465	34

Illinois Tool Works, Inc.	3,421	184

Ingersoll-Rand PLC *	2,680	129

Integrys Energy Group, Inc.	600	30

Intel Corp.	44,995	908

IntercontinentalExchange, Inc. *	480	59

International Business Machines Corp.	10,061	1,641

International Flavors & Fragrances, Inc.	600	37

International Paper Co.	3,522	106

Intuit, Inc. *	2,400	127

Invesco Ltd.	3,800	97

Iron Mountain, Inc.	1,300	41

J.B. Hunt Transport Services, Inc.	700	32

J.C. Penney Co., Inc.	1,712	61

JM Smucker (The) Co.	900	64

Johnson & Johnson	22,101	1,309

Johnson Controls, Inc.	5,521	230

Kellogg Co.	2,000	108

KeyCorp	7,419	66

Kimberly-Clark Corp.	3,335	218

Kimco Realty Corp.	3,060	56

Kinder Morgan Management LLC*	620	41

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Kinder Morgan Management LLC – (Fractional Shares)*	132,841	$–

Kohl’s Corp.	2,400	127

Kraft Foods, Inc., Class A	14,163	444

Kroger (The) Co.	5,000	120

Legg Mason, Inc.	1,200	43

Liberty Global, Inc., Class A *	900	37

Liberty Global, Inc., Class C *	800	32

Liberty Media Corp.-Interactive, Class A *	4,400	71

Liberty Property Trust	800	26

Life Technologies Corp. *	1,600	84

Limited Brands, Inc.	2,299	76

Lincoln National Corp.	2,430	73

Lowe’s Cos., Inc.	11,200	296

Lubrizol Corp.	500	67

M&T Bank Corp.	641	57

Macerich (The) Co.	1,000	50

Macy’s, Inc.	3,500	85

Manpower, Inc.	600	38

Marathon Oil Corp.	5,800	309

Marriott International, Inc., Class A	2,416	86

Marriott International, Inc., Class A – (Fractional Shares) *	40,652	–

Marshall & Ilsley Corp.	3,600	29

Martin Marietta Materials, Inc.	375	34

Masco Corp.	2,640	37

Mattel, Inc.	3,048	76

McCormick & Co., Inc. (Non Voting)	900	43

McDonald’s Corp.	8,502	647

McKesson Corp.	2,000	158

MDU Resources Group, Inc.	1,400	32

MeadWestvaco Corp.	1,338	41

Medco Health Solutions, Inc. *	3,400	191

Medtronic, Inc.	8,800	346

Merck & Co., Inc.	24,900	822

MetroPCS Communications, Inc. *	1,837	30

Motorola Solutions, Inc. *	2,608	117

NASDAQ OMX Group (The), Inc. *	1,000	26

National Oilwell Varco, Inc.	3,412	270

New York Community Bancorp, Inc.	3,500	60

Newfield Exploration Co. *	1,100	84

NextEra Energy, Inc.	3,282	181

NII Holdings, Inc.*	1,436	60

NIKE, Inc., Class B	3,030	229

NiSource, Inc.	2,600	50

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Noble Energy, Inc.	1,400	$135

Nordstrom, Inc.	1,457	65

Norfolk Southern Corp.	3,007	208

Northeast Utilities	1,300	45

Northern Trust Corp. (1) (2)	1,740	88

NSTAR	800	37

Nucor Corp.	2,674	123

NYSE Euronext	2,042	72

Omnicom Group, Inc.	2,539	125

Oneok, Inc.	800	53

Oracle Corp.	32,500	1,085

O’Reilly Automotive, Inc. *	1,200	69

Owens-Illinois, Inc. *	1,479	45

PACCAR, Inc.	2,675	140

Pall Corp.	900	52

PartnerRe Ltd.	600	48

Pentair, Inc.	700	26

People’s United Financial, Inc.	3,347	42

Pepco Holdings, Inc.	1,600	30

PepsiCo, Inc.	12,828	826

Petrohawk Energy Corp. *	2,600	64

PetSmart, Inc.	900	37

PG&E Corp.	3,135	138

Pinnacle West Capital Corp.	800	34

Pioneer Natural Resources Co.	900	92

Pitney Bowes, Inc.	1,450	37

Plains Exploration & Production Co. *	1,000	36

PNC Financial Services Group, Inc.	4,229	266

PPL Corp.	3,711	94

Praxair, Inc.	2,444	248

Precision Castparts Corp.	1,200	177

Pride International, Inc. *	1,300	56

Principal Financial Group, Inc.	2,502	80

Procter & Gamble (The) Co.	22,568	1,390

Progressive (The) Corp.	5,171	109

ProLogis	4,770	76

QEP Resources, Inc.	1,449	59

Quanta Services, Inc. *	1,500	34

Qwest Communications International, Inc. *	12,000	82

R.R. Donnelley & Sons Co.	1,617	31

Ralcorp Holdings, Inc. *	400	27

Range Resources Corp.	1,200	70

Regency Centers Corp.	600	26

Regions Financial Corp.	9,683	70

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

Robert Half International, Inc.	1,000	$31

Rockwell Automation, Inc.	1,167	110

Roper Industries, Inc.	789	68

Safeway, Inc.	2,800	66

Salesforce.com, Inc. *	1,000	134

Sara Lee Corp.	4,900	87

SBA Communications Corp., Class A *	800	32

SCANA Corp.	900	35

Sealed Air Corp.	1,200	32

SEI Investments Co.	1,000	24

Sempra Energy	1,927	103

Sigma-Aldrich Corp.	1,000	64

Southwest Airlines Co.	1,400	18

Southwestern Energy Co. *	2,900	125

Spectra Energy Corp.	5,400	147

Sprint Nextel Corp.*	24,352	113

SPX Corp.	438	35

Staples, Inc.	6,055	118

Starbucks Corp.	6,012	222

Starwood Hotels & Resorts Worldwide, Inc.	1,480	86

State Street Corp.	4,126	185

Sunoco, Inc.	900	41

SunTrust Banks, Inc.	4,138	119

Symantec Corp. *	6,400	119

Sysco Corp.	4,817	133

T.Rowe Price Group, Inc.	2,129	141

Target Corp.	5,471	274

Telephone & Data Systems, Inc.	400	13

Texas Instruments, Inc.	9,472	327

Thomson Reuters Corp.	2,897	114

Tiffany & Co.	967	59

Time Warner Cable, Inc.	2,900	207

TJX Cos., Inc.	3,268	163

Travelers (The) Cos., Inc.	3,697	220

U.S. Bancorp	15,505	410

Ultra Petroleum Corp. *	1,300	64

United Parcel Service, Inc., Class B	5,841	434

United States Steel Corp.	1,120	60

Ventas, Inc.	1,200	65

Verisk Analytics, Inc., Class A *	1,000	33

VF Corp.	711	70

Virgin Media, Inc.	2,600	72

Vornado Realty Trust	1,336	117

Vulcan Materials Co.	990	45

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.2% – continued

United States – 45.3% – continued

W.R. Berkley Corp.	1,000	$32

W.W. Grainger, Inc.	461	63

Washington Post (The) Co., Class B	50	22

Waste Management, Inc.	3,500	131

Waters Corp. *	700	61

Wells Fargo & Co.	40,250	1,276

Whirlpool Corp.	560	48

White Mountains Insurance Group Ltd.	50	18

Whole Foods Market, Inc.	1,100	72

Williams (The) Cos., Inc.	4,800	150

Windstream Corp.	4,290	55

Wisconsin Energy Corp.	2,100	64

Xcel Energy, Inc.	3,500	84

Xerox Corp.	11,531	123

XL Group PLC	2,500	61
Yahoo!, Inc. *	10,100	168
		44,908
Total Common Stocks (3)
(Cost $79,467) (3)		96,402

PREFERRED STOCKS – 0.3%

Germany – 0.3%

Bayerische Motoren Werke A.G.	377	21

Henkel A.G. & Co. KGaA	1,366	85
Volkswagen A.G.	1,376	224
		330
Total Preferred Stocks (3)
(Cost $202) (3)		330

RIGHTS – 0.0%

Denmark – 0.0%
Danske Bank A/S *	3,481	7

Sweden – 0.0%
TeliaSonera AB *	10,000	–
Total Rights
(Cost $6)		7

INVESTMENT COMPANIES – 0.8%
Northern Institutional Funds – Diversified Assets Portfolio (4)(5)	792,268	792
Total Investment Companies
(Cost $792)		792

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

Total Investments – 98.3%
(Cost $80,467)	97,531
Other Assets less Liabilities – 1.7%	1,670
NET ASSETS – 100.0%	$99,201

(1)	At March 31, 2010, the value of the Fund’s investment in Northern Trust Corp. was approximately $96,000. There were no purchases and sales during the fiscal year ended March 31, 2011. The change in unrealized depreciation during the fiscal year ended March 31,2011, was approximately $8,000.
(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,472,000 with net sales of approximately $680,000 during the fiscal year ended March 31, 2011.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Global Sustainability Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
Euro Stoxx 50 (Euro)	10	$403	Long	6/11	$5
E-Mini S&P 500 (United States Dollar)	18	1,189	Long	6/11	10
FTSE 100 Index (British Pound)	3	283	Long	6/11	5
TOPIX Index (Japanese Yen)	3	312	Long	6/11	(6)
S&P/TSX 60 (Canadian Dollar)	1	167	Long	6/11	6

Total					$20

At March 31, 2011, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	46.9%
Euro	14.5
Japanese Yen	10.4
British Pound	9.6

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Canadian Dollar	6.4
All other currencies less than 5%	12.2

Total	100.0%

At March 31, 2011, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.3%
Consumer Staples	9.3
Energy	8.8
Financials	21.4
Health Care	9.6
Industrials	12.5
Information Technology	11.8
Materials	8.7
Telecommunication Services	3.9
Utilities	3.7

Total	100.0%

At March 31, 2011, the Global Sustainability Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
Canadian Dollar	219	United States Dollar	224	6/15/11	$(2)
Euro	37	United States Dollar	51	6/15/11	(1)
United States Dollar	24	Australian Dollar	24	6/15/11	1
United States Dollar	105	British Pound	65	6/15/11	–
United States Dollar	103	Japanese Yen	8,543	6/15/11	–

Total					$(2)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securites, securities valuation based on commonly quoted benchmark interest rates and yeild curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Sustainability Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$5,346	$4,406		$–	$9,752
Consumer Staples	4,949	3,928		–	8,877
Energy	5,621	2,921		–	8,542
Financials	9,381	11,384		–	20,765
Health Care	5,414	3,824		–	9,238
Industrials	6,305	5,735		–	12,040
Information Technology	9,156	2,230		–	11,386
Materials	2,926	5,458		–	8,384
Telecommunication Services	1,033	2,757		–	3,790
Utilities	1,456	2,172		–	3,628
Preferred Stocks
Consumer Discretionary	–	245		–	245
Consumer Staples	–	85		–	85
Rights
Financials	–	7		–	7
Telecommunication Services	–	–	(1)	–	–
Investment Companies	792	–		–	792

Total Investments	$52,379	$45,152		$–	$97,531

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$26	$–	$–	$26
Forward Foreign Currency Exchange Contracts	–	1	–	1
Liabilities
Futures Contracts	(6)	–	–	(6)
Forward Foreign Currency Exchange Contracts	–	(3)	–	(3)

Total Other Financial Instruments	$20	$(2)	$–	$18

(1)	Amount rounds to less than one thousand.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0%

Australia – 8.5%

AGL Energy Ltd.	66,380	$982

Alumina Ltd.	342,397	872

Amcor Ltd.	178,333	1,301

AMP Ltd.	405,622	2,276

Asciano Ltd.	410,758	739

ASX Ltd.	25,548	909

Australia & New Zealand Banking Group Ltd.	368,244	9,061

Bendigo and Adelaide Bank Ltd.	54,418	536

BGP Holdings PLC – Fractional Shares *	980,773	–

BHP Billiton Ltd.	481,538	23,079

Billabong International Ltd.	27,813	217

BlueScope Steel Ltd.	255,803	522

Boral Ltd.	103,112	533

Brambles Ltd.	205,252	1,502

Caltex Australia Ltd.	19,469	314

CFS Retail Property Trust	312,220	594

Coca-Cola Amatil Ltd.	82,899	1,006

Cochlear Ltd.	7,927	680

Commonwealth Bank of Australia	222,534	12,063

Computershare Ltd.	62,334	597

Crown Ltd.	63,595	535

CSL Ltd.	78,530	2,901

CSR Ltd.	70,830	240

Dexus Property Group	714,979	629

Fairfax Media Ltd.	297,088	396

Fortescue Metals Group Ltd.	181,831	1,201

Foster’s Group Ltd.	279,594	1,653

Goodman Fielder Ltd.	193,560	246

Goodman Group	940,724	666

GPT Group	258,613	840

Harvey Norman Holdings Ltd.	73,421	228

Incitec Pivot Ltd.	238,025	1,064

Insurance Australia Group Ltd.	304,123	1,129

James Hardie Industries N.V. *	61,315	386

Leighton Holdings Ltd.	18,891	576

Lend Lease Group	77,248	724

MacArthur Coal Ltd.	27,037	324

Macquarie Group Ltd.	50,041	1,892

MAp Group	55,895	176

Metcash Ltd.	105,824	455

Mirvac Group	503,927	649

National Australia Bank Ltd.	307,251	8,218

Newcrest Mining Ltd.	109,438	4,522

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Australia – 8.5% – continued

OneSteel Ltd.	186,326	$469

Orica Ltd.	52,607	1,434

Origin Energy Ltd.	152,352	2,544

OZ Minerals Ltd.	473,737	780

Paladin Energy Ltd. *	95,535	357

Qantas Airways Ltd. *	161,271	363

QBE Insurance Group Ltd.	150,345	2,745

QR National Ltd. *	246,442	855

Ramsay Health Care Ltd.	19,783	391

Rio Tinto Ltd.	62,288	5,451

Santos Ltd.	120,125	1,923

Sims Metal Management Ltd.	22,986	416

Sonic Healthcare Ltd.	51,760	641

SP AusNet	192,123	175

Stockland	347,584	1,334

Suncorp Group Ltd.	184,132	1,612

TABCORP Holdings Ltd.	100,396	777

Tatts Group Ltd.	179,414	434

Telstra Corp. Ltd.	628,776	1,833

Toll Holdings Ltd.	93,282	572

Transurban Group	183,520	1,020

Wesfarmers Ltd.	143,595	4,714

Wesfarmers Ltd.-PPS	21,311	708

Westfield Group	313,220	3,024

Westfield Retail Trust	420,201	1,138

Westpac Banking Corp.	429,959	10,808

Woodside Petroleum Ltd.	89,206	4,314

Woolworths Ltd.	173,219	4,814
WorleyParsons Ltd.	28,123	900
		143,979

Austria – 0.3%

Erste Group Bank A.G.	27,498	1,388

Immofinanz A.G. *	139,273	629

OMV A.G.	22,214	1,003

Raiffeisen Bank International A.G.	7,260	403

Telekom Austria A.G.	46,635	683

Verbund A.G.	10,083	448

Vienna Insurance Group A.G.

Wiener Versicherung Gruppe	5,312	303
Voestalpine A.G.	15,411	724
		5,581

Belgium – 0.9%

Ageas	313,572	893

Anheuser-Busch InBev N.V.	103,258	5,890

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Belgium – 0.9% – continued

Bekaert N.V. *	5,693	$650

Belgacom S.A.	21,318	826

Cie Nationale A Portefeuille	3,864	266

Colruyt S.A.	10,575	557

Delhaize Group S.A.	14,787	1,205

Dexia S.A. *	77,772	303

Groupe Bruxelles Lambert S.A.	11,874	1,110

KBC Groep N.V. *	22,600	850

Mobistar S.A.	3,775	262

Solvay S.A., Class A	8,317	985

UCB S.A.	14,150	538
Umicore S.A.	15,996	794
		15,129

Denmark – 1.0%

A.P. Moller - Maersk A/S, Class A	77	707

A.P. Moller - Maersk A/S, Class B	190	1,787

Carlsberg A/S, Class B	15,474	1,666

Coloplast A/S, Class B	3,240	469

Danske Bank A/S *	65,878	1,459

DSV A/S	29,395	726

Novo-Nordisk A/S, Class B	59,916	7,510

Novozymes A/S, Class B	6,478	990

Pandora A/S*	8,198	417

Tryg A/S	3,551	209

Vestas Wind Systems A/S *	29,835	1,295
William Demant Holding A/S *	3,267	282
		17,517

Finland – 1.0%

Elisa OYJ	18,682	411

Fortum OYJ	64,013	2,177

Kesko OYJ, Class B *	9,461	443

Kone OYJ, Class B	22,587	1,300

Metso OYJ	17,949	965

Neste Oil OYJ	18,302	377

Nokia OYJ	536,449	4,565

Nokian Renkaat OYJ	15,112	644

Orion OYJ, Class B	14,483	351

Outokumpu OYJ	17,897	310

Pohjola Bank PLC, Class A	19,297	263

Rautaruukki OYJ	11,690	280

Sampo OYJ, Class A	60,610	1,934

Sanoma OYJ	11,121	252

Stora Enso OYJ, Class R *	81,681	973

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Finland – 1.0% – continued

UPM-Kymmene OYJ *	75,431	$1,595
Wartsila OYJ	22,168	865
		17,705

France – 9.7%

Accor S.A.	20,596	925

Aeroports de Paris	4,115	379

Air France-KLM *	19,824	330

Air Liquide S.A.	40,501	5,389

Alcatel-Lucent *	334,923	1,932

Alstom S.A.	29,643	1,753

ArcelorMittal	122,833	4,451

Atos Origin S.A. *	6,262	368

AXA S.A.	245,775	5,138

BioMerieux	1,665	175

BNP Paribas	137,993	10,098

Bouygues S.A.	33,379	1,603

Bureau Veritas S.A.	6,934	545

Cap Gemini S.A.	21,389	1,243

Carrefour S.A.	86,037	3,813

Casino Guichard Perrachon S.A.	7,751	733

Christian Dior S.A.	9,288	1,308

Cie Generale d’Optique Essilor International S.A.	28,955	2,152

CNP Assurances	20,876	443

Compagnie de Saint-Gobain	56,937	3,486

Compagnie Generale de Geophysique-Veritas *	20,141	728

Compagnie Generale des Establissements Michelin, Class B	25,370	2,144

Credit Agricole S.A.	137,678	2,261

Danone	83,436	5,450

Dassault Systemes S.A.	8,275	637

Edenred *	23,057	695

EDF S.A.	38,042	1,577

Eiffage S.A.	5,581	336

Eramet	732	270

Eurazeo	4,041	316

Eutelsat Communications	13,906	555

Fonciere Des Regions	3,994	426

France Telecom S.A.	265,291	5,951

GDF Suez	176,951	7,220

Gecina S.A.	2,589	357

Groupe Eurotunnel S.A. (Registered)	78,341	833

ICADE	3,303	407

Iliad S.A.	2,265	272

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

France – 9.7% – continued

Imerys S.A.	5,295	$389

JC Decaux S.A. *	9,279	312

Klepierre	14,062	571

Lafarge S.A.	28,965	1,806

Lagardere S.C.A.	16,581	709

Legrand S.A.	22,762	947

L’Oreal S.A.	34,261	3,990

LVMH Moet Hennessy Louis Vuitton S.A.	35,015	5,542

Metropole Television S.A.	8,980	235

Natixis *	122,503	694

Neopost S.A.	4,738	415

PagesJaunes Groupe	17,902	179

Pernod-Ricard S.A.	28,342	2,650

Peugeot S.A. *	21,349	845

PPR	10,992	1,685

Publicis Groupe S.A.	17,599	987

Renault S.A. *	27,818	1,538

Safran S.A.	23,419	829

Sanofi-Aventis S.A.	151,034	10,607

Schneider Electric S.A.	35,109	6,001

SCOR S.E.	24,971	680

SES S.A.	43,965	1,132

Societe BIC S.A.	3,697	328

Societe Generale	90,815	5,905

Societe Television Francaise 1	16,430	302

Sodexo	13,980	1,020

Suez Environnement Co.	37,826	782

Technip S.A.	14,307	1,528

Thales S.A.	12,576	502

Total S.A.	303,843	18,496

Unibail-Rodamco S.E.	13,146	2,848

Vallourec S.A.	15,721	1,765

Veolia Environnement	50,069	1,557

Vinci S.A.	63,207	3,949
Vivendi S.A.	177,059	5,053
		163,477

Germany – 7.8%

Adidas A.G.	30,137	1,903

Allianz S.E. (Registered)	65,556	9,198

Axel Springer A.G.	2,064	334

BASF S.E.	132,501	11,488

Bayer A.G. (Registered)	118,351	9,164

Bayerische Motoren Werke A.G.	47,403	3,957

Beiersdorf A.G.	14,172	865

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Germany – 7.8% – continued

Brenntag A.G. *	4,826	$536

Celesio A.G.	10,761	265

Commerzbank A.G. *	119,040	928

Continental A.G. *	7,023	634

Daimler A.G. (Registered) *	129,163	9,115

Deutsche Bank A.G. (Registered)	133,048	7,823

Deutsche Boerse A.G.	28,026	2,127

Deutsche Lufthansa A.G. (Registered) *	32,948	698

Deutsche Post A.G. (Registered)	121,687	2,196

Deutsche Telekom A.G. (Registered)	406,051	6,274

E.ON A.G.	257,773	7,876

Fraport A.G. Frankfurt Airport Services Worldwide	5,084	373

Fresenius Medical Care A.G. & Co. KGaA	27,947	1,876

Fresenius S.E. & Co. KGaA	15,820	1,464

GEA Group A.G.	23,122	761

Hannover Rueckversicherung A.G. (Registered)	8,555	467

HeidelbergCement A.G.	20,452	1,429

Henkel A.G. & Co. KGaA	19,219	1,004

Hochtief A.G.	5,883	633

Infineon Technologies A.G.	157,183	1,611

K+S A.G.	20,788	1,569

Kabel Deutschland Holding A.G. *	7,770	412

Lanxess A.G.	12,003	898

Linde A.G.	24,192	3,821

MAN S.E.	15,257	1,902

Merck KGaA	9,078	819

Metro A.G.	18,899	1,292

Muenchener Rueckversicherungs A.G. (Registered)	26,939	4,236

Puma A.G. Rudolf Dassler Sport	755	222

RWE A.G.	60,101	3,842

Salzgitter A.G.	5,909	467

SAP A.G.	122,898	7,540

Siemens A.G. (Registered)	118,382	16,216

Suedzucker A.G.	9,399	262

ThyssenKrupp A.G.	48,210	1,976

TUI A.G. *	19,497	233

United Internet A.G. (Registered)	16,674	300

Volkswagen A.G.	4,132	634
Wacker Chemie A.G.	2,164	487
		132,127

Greece – 0.3%

Alpha Bank A.E. *	71,300	461

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Greece – 0.3% – continued

Bank of Cyprus Public Co. Ltd.	123,780	$449

Coca Cola Hellenic Bottling Co. S.A.	25,677	689

EFG Eurobank Ergasias S.A. *	45,417	283

Hellenic Telecommunications Organization S.A.	34,437	384

National Bank of Greece S.A. *	139,659	1,239

OPAP S.A.	31,405	672
Public Power Corp. S.A.	15,977	278
		4,455

Hong Kong – 2.7%

AIA Group Ltd. *	1,119,400	3,451

ASM Pacific Technology Ltd.	27,200	342

Bank of East Asia Ltd.	214,822	912

BOC Hong Kong Holdings Ltd.	535,500	1,744

Cathay Pacific Airways Ltd.	170,000	406

Cheung Kong Holdings Ltd.	199,000	3,236

Cheung Kong Infrastructure Holdings Ltd.	62,000	294

CLP Holdings Ltd.	276,501	2,234

Esprit Holdings Ltd.	172,250	787

Foxconn International Holdings Ltd. *	297,000	178

Hang Lung Group Ltd.	121,000	750

Hang Lung Properties Ltd.	356,000	1,561

Hang Seng Bank Ltd.	110,400	1,783

Henderson Land Development Co. Ltd.	159,917	1,108

Hong Kong & China Gas Co. Ltd.	629,279	1,511

Hong Kong Exchanges and Clearing Ltd.	146,800	3,188

Hopewell Holdings Ltd.	79,500	239

Hutchison Whampoa Ltd.	305,000	3,604

Hysan Development Co. Ltd.	87,772	362

Kerry Properties Ltd.	100,199	503

Li & Fung Ltd.	402,800	2,072

Lifestyle International Holdings Ltd.	79,500	191

Link (The) REIT	316,053	990

MTR Corp.	202,089	747

New World Development Ltd.	362,749	640

Noble Group Ltd.	549,618	931

NWS Holdings Ltd.	184,944	282

Orient Overseas International Ltd.	31,200	327

PCCW Ltd.	531,000	221

Power Assets Holdings Ltd.	202,000	1,350

Sands China Ltd. *	348,128	775

Shangri-La Asia Ltd.	215,000	554

Sino Land Co. Ltd.	364,115	648

SJM Holdings Ltd.	233,683	408

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Hong Kong – 2.7% – continued

Sun Hung Kai Properties Ltd.	203,000	$3,209

Swire Pacific Ltd., Class A	111,500	1,635

Wharf Holdings Ltd.	221,300	1,528

Wheelock & Co. Ltd.	130,000	488

Wing Hang Bank Ltd.	24,500	289

Wynn Macau Ltd.	218,993	609
Yue Yuen Industrial Holdings Ltd.	104,000	332
		46,419

Ireland – 0.6%

Anglo Irish Bank Corp. Ltd. (1) *	93,434	–

CRH PLC	101,742	2,341

Elan Corp. PLC *	69,820	481

Experian PLC	144,479	1,790

Governor & Co. of the Bank of Ireland (The) *	477,016	148

Kerry Group PLC, Class A	19,684	733

Ryanair Holdings PLC ADR	5,370	149

Shire PLC	80,590	2,340
WPP PLC	180,738	2,229
		10,211

Israel – 0.7%

Bank Hapoalim BM *	139,033	722

Bank Leumi Le-Israel BM	165,430	846

Bezeq The Israeli Telecommunication Corp. Ltd.	261,280	774

Cellcom Israel Ltd.	6,931	228

Delek Group Ltd.	558	151

Elbit Systems Ltd.	3,251	181

Israel (The) Corp. Ltd. *	325	389

Israel Chemicals Ltd.	65,292	1,073

Israel Discount Bank Ltd., Class A *	110,355	232

Makhteshim-Agan Industries Ltd. *	33,597	178

Mizrahi Tefahot Bank Ltd.	17,160	194

NICE Systems Ltd. *	8,675	320

Partner Communications Co. Ltd.	11,913	226
Teva Pharmaceutical Industries Ltd.	134,151	6,730
		12,244

Italy – 2.8%

A2A S.p.A.	152,175	247

Assicurazioni Generali S.p.A.	167,110	3,620

Atlantia S.p.A.	43,989	1,009

Autogrill S.p.A. *	16,168	228

Banca Carige S.p.A.	79,449	188

Banca Monte dei Paschi di Siena S.p.A. *	311,409	389

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Italy – 2.8% – continued

Banco Popolare Scarl	215,825	$644

Enel Green Power SpA *	259,020	719

Enel S.p.A.	941,367	5,933

ENI S.p.A.	372,557	9,145

Exor S.p.A.	9,040	278

Fiat Industrial S.p.A. *	109,767	1,574

Fiat S.p.A.	109,662	994

Finmeccanica S.p.A.	56,840	716

Intesa Sanpaolo S.p.A.	1,104,858	3,271

Intesa Sanpaolo S.p.A. (RSP)	133,083	352

Luxottica Group S.p.A.	16,343	534

Mediaset S.p.A.	99,585	633

Mediobanca S.p.A.	66,578	681

Parmalat S.p.A.	257,264	863

Pirelli & C. S.p.A. *	32,952	290

Prysmian S.p.A.	28,332	608

Saipem S.p.A.	38,110	2,024

Snam Rete Gas S.p.A.	210,582	1,184

Telecom Italia S.p.A.	1,348,313	2,076

Telecom Italia S.p.A. (RSP)	883,390	1,190

Tenaris S.A.	68,395	1,686

Terna-Rete Elettrica Nazionale S.p.A.	182,516	874

UniCredit S.p.A.	1,933,258	4,781
Unione di Banche Italiane SCPA	90,268	772
		47,503

Japan – 19.5%

77 Bank (The) Ltd.	48,000	241

ABC-Mart, Inc.	3,500	127

Advantest Corp.	22,400	403

Aeon Co. Ltd.	88,300	1,023

Aeon Credit Service Co. Ltd.	10,900	150

Aeon Mall Co. Ltd.	11,300	243

Air Water, Inc.	20,569	248

Aisin Seiki Co. Ltd.	28,200	979

Ajinomoto Co., Inc.	97,000	1,001

Alfresa Holdings Corp.	5,500	211

All Nippon Airways Co. Ltd.	120,000	358

Amada Co. Ltd.	50,000	417

Aozora Bank Ltd.	69,000	156

Asahi Breweries Ltd.	56,900	946

Asahi Glass Co. Ltd.	145,000	1,823

Asahi Kasei Corp.	184,000	1,223

Asics Corp.	21,000	281

Astellas Pharma, Inc.	63,700	2,349

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

Bank of Kyoto (The) Ltd.	45,000	$398

Bank of Yokohama (The) Ltd.	181,000	860

Benesse Holdings, Inc.	9,700	397

Bridgestone Corp.	93,400	1,942

Brother Industries Ltd.	33,100	486

Canon Marketing Japan, Inc.	8,400	103

Canon, Inc.	162,200	7,059

Casio Computer Co. Ltd.	33,100	262

Central Japan Railway Co.	216	1,711

Chiba Bank (The) Ltd.	107,000	599

Chiyoda Corp.	21,746	199

Chubu Electric Power Co., Inc.	92,600	2,060

Chugai Pharmaceutical Co. Ltd.	31,455	542

Chugoku Bank (The) Ltd.	25,000	284

Chugoku Electric Power (The) Co., Inc.	44,100	815

Chuo Mitsui Trust Holdings, Inc.	449,920	1,596

Citizen Holdings Co. Ltd.	34,400	198

Coca-Cola West Co. Ltd.	7,700	145

Cosmo Oil Co. Ltd.	83,000	258

Credit Saison Co. Ltd.	20,800	335

Dai Nippon Printing Co. Ltd.	83,000	1,011

Daicel Chemical Industries Ltd.	38,000	234

Daido Steel Co. Ltd.	40,000	227

Daihatsu Motor Co. Ltd.	27,000	393

Dai-ichi Life Insurance (The) Co. Ltd.	1,151	1,737

Daiichi Sankyo Co. Ltd.	97,200	1,877

Daikin Industries Ltd.	34,400	1,030

Dainippon Sumitomo Pharma Co. Ltd.	22,500	210

Daito Trust Construction Co. Ltd.	10,800	736

Daiwa House Industry Co. Ltd.	71,000	867

Daiwa Securities Group, Inc.	243,000	1,116

Dena Co. Ltd.	11,400	412

Denki Kagaku Kogyo Kabushiki Kaisha	68,000	335

Denso Corp.	69,700	2,313

Dentsu, Inc.	24,918	637

Dowa Holdings Co. Ltd.	34,450	215

East Japan Railway Co.	48,522	2,666

Eisai Co. Ltd.	36,700	1,317

Electric Power Development Co. Ltd.	16,400	505

Elpida Memory, Inc. *	24,800	319

FamilyMart Co. Ltd.	8,900	331

FANUC CORP.	27,800	4,179

Fast Retailing Co. Ltd.	7,700	964

Fuji Electric Holdings Co. Ltd.	79,000	246

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

Fuji Heavy Industries Ltd.	83,000	$535

Fuji Media Holdings, Inc.	64	90

FUJIFILM Holdings Corp.	66,800	2,069

Fujitsu Ltd.	270,000	1,526

Fukuoka Financial Group, Inc.	109,000	453

Furukawa Electric Co. Ltd.	89,000	360

Gree, Inc.	12,719	213

GS Yuasa Corp.	52,000	346

Gunma Bank (The) Ltd.	56,000	297

Hachijuni Bank (The) Ltd.	60,523	349

Hakuhodo DY Holdings, Inc.	3,360	175

Hamamatsu Photonics KK	9,394	372

Hankyu Hanshin Holdings, Inc.	160,800	742

Hino Motors Ltd.	36,000	176

Hirose Electric Co. Ltd.	4,500	480

Hiroshima Bank (The) Ltd.	70,000	304

Hisamitsu Pharmaceutical Co., Inc.	9,500	383

Hitachi Chemical Co. Ltd.	14,900	303

Hitachi Construction Machinery Co. Ltd.	13,600	341

Hitachi High-Technologies Corp.	9,500	189

Hitachi Ltd.	645,000	3,326

Hitachi Metals Ltd.	23,000	290

Hokkaido Electric Power Co., Inc.	25,700	498

Hokuhoku Financial Group, Inc.	176,000	343

Hokuriku Electric Power Co.	24,700	556

Honda Motor Co. Ltd.	233,300	8,733

Hoya Corp.	63,200	1,442

Ibiden Co. Ltd.	18,000	565

Idemitsu Kosan Co. Ltd.	3,100	363

IHI Corp.	183,000	440

Inpex Corp.	314	2,362

Isetan Mitsukoshi Holdings Ltd. *	52,700	475

Isuzu Motors Ltd.	167,000	661

Ito En Ltd.	7,700	133

ITOCHU Corp.	216,900	2,271

Itochu Techno-Solutions Corp.	4,000	128

Iyo Bank (The) Ltd.	34,000	283

J. Front Retailing Co. Ltd.	68,200	284

Japan Petroleum Exploration Co.	3,900	195

Japan Prime Realty Investment Corp.	95	254

Japan Real Estate Investment Corp.	69	649

Japan Retail Fund Investment Corp.	222	348

Japan Steel Works (The) Ltd.	44,000	339

Japan Tobacco, Inc.	644	2,305

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

JFE Holdings, Inc.	66,200	$1,937

JGC Corp.	29,000	674

Joyo Bank (The) Ltd.	92,000	358

JS Group Corp.	37,200	966

JSR Corp.	25,100	497

JTEKT Corp.	32,000	412

Jupiter Telecommunications Co. Ltd.	340	332

JX Holdings, Inc.	321,870	2,167

Kajima Corp.	117,000	327

Kamigumi Co. Ltd.	35,000	299

Kaneka Corp.	43,000	299

Kansai Electric Power (The) Co., Inc.	107,100	2,318

Kansai Paint Co. Ltd.	31,000	266

Kao Corp.	77,800	1,941

Kawasaki Heavy Industries Ltd.	199,000	876

Kawasaki Kisen Kaisha Ltd.	104,000	384

KDDI Corp.	417	2,559

Keikyu Corp.	66,000	471

Keio Corp.	81,000	484

Keisei Electric Railway Co. Ltd.	39,000	224

Keyence Corp.	5,960	1,511

Kikkoman Corp.	22,000	207

Kinden Corp.	19,000	173

Kintetsu Corp.	228,000	730

Kirin Holdings Co. Ltd.	121,000	1,590

Kobe Steel Ltd.	369,000	945

Koito Manufacturing Co. Ltd.	13,814	221

Komatsu Ltd.	137,400	4,637

Konami Corp.	13,100	239

Konica Minolta Holdings, Inc.	67,000	561

Kubota Corp.	167,000	1,558

Kuraray Co. Ltd.	48,500	625

Kurita Water Industries Ltd.	15,800	467

Kyocera Corp.	23,300	2,361

Kyowa Hakko Kirin Co. Ltd.	36,000	338

Kyushu Electric Power Co., Inc.	55,400	1,082

Lawson, Inc.	8,400	405

Mabuchi Motor Co. Ltd.	3,700	174

Makita Corp.	15,700	730

Marubeni Corp.	239,000	1,721

Marui Group Co. Ltd.	31,100	201

Maruichi Steel Tube Ltd.	6,600	163

Matsui Securities Co. Ltd.	16,800	91

Mazda Motor Corp.	212,000	466

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

McDonald’s Holdings Co. Japan Ltd.	9,400	$226

Medipal Holdings Corp.	20,200	179

MEIJI Holdings Co. Ltd.	9,612	387

Minebea Co. Ltd.	48,000	265

Miraca Holdings, Inc.	8,505	326

Mitsubishi Chemical Holdings Corp.	185,000	1,163

Mitsubishi Corp.	196,400	5,452

Mitsubishi Electric Corp.	276,000	3,220

Mitsubishi Estate Co. Ltd.	169,000	2,859

Mitsubishi Gas Chemical Co., Inc.	55,000	389

Mitsubishi Heavy Industries Ltd.	440,000	2,000

Mitsubishi Logistics Corp.	16,000	179

Mitsubishi Materials Corp.	156,000	529

Mitsubishi Motors Corp. *	544,000	667

Mitsubishi Tanabe Pharma Corp.	32,000	519

Mitsubishi UFJ Financial Group, Inc.	1,836,565	8,479

Mitsubishi UFJ Lease & Finance Co. Ltd.	8,170	328

Mitsui & Co. Ltd.	248,300	4,451

Mitsui Chemicals, Inc.	123,000	435

Mitsui Engineering & Shipbuilding Co. Ltd.	99,000	237

Mitsui Fudosan Co. Ltd.	120,000	1,948

Mitsui Mining & Smelting Co. Ltd.	80,000	278

Mitsui O.S.K. Lines Ltd.	169,000	973

Mitsumi Electric Co. Ltd.	11,100	148

Mizuho Financial Group, Inc.	2,924,978	4,853

Mizuho Securities Co. Ltd. *	79,000	210

Mizuho Trust & Banking Co. Ltd.	208,000	188

MS&AD Insurance Group Holdings, Inc.	77,654	1,768

Murata Manufacturing Co. Ltd.	29,100	2,096

Nabtesco Corp.	13,907	347

Namco Bandai Holdings, Inc.	26,400	288

NEC Corp. *	366,000	796

NGK Insulators Ltd.	38,000	679

NGK Spark Plug Co. Ltd.	23,000	314

NHK Spring Co. Ltd.	21,000	208

Nidec Corp.	15,800	1,368

Nikon Corp.	45,100	930

Nintendo Co. Ltd.	14,200	3,836

Nippon Building Fund, Inc.	78	757

Nippon Electric Glass Co. Ltd.	51,500	729

Nippon Express Co. Ltd.	119,000	456

Nippon Meat Packers, Inc.	26,000	328

Nippon Paper Group, Inc.	13,858	292

Nippon Sheet Glass Co. Ltd.	125,000	361

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

Nippon Steel Corp.	731,000	$2,338

Nippon Telegraph & Telephone Corp.	68,252	3,062

Nippon Yusen Kabushiki Kaisha	226,000	883

Nishi-Nippon City Bank (The) Ltd.	94,000	270

Nissan Chemical Industries Ltd.	20,000	207

Nissan Motor Co. Ltd.	355,600	3,155

Nisshin Seifun Group, Inc.	27,000	311

Nisshin Steel Co. Ltd.	97,000	209

Nisshinbo Holdings, Inc.	18,000	175

Nissin Foods Holdings Co. Ltd.	9,100	320

Nitori Holdings Co. Ltd.	5,200	454

Nitto Denko Corp.	24,000	1,256

NKSJ Holdings, Inc.	205,500	1,321

NOK Corp.	14,600	256

Nomura Holdings, Inc.	505,800	2,645

Nomura Real Estate Holdings, Inc.	13,400	203

Nomura Real Estate Office Fund, Inc.	38	257

Nomura Research Institute Ltd.	14,200	313

NSK Ltd.	62,000	534

NTN Corp.	67,000	321

NTT Data Corp.	177	547

NTT DoCoMo, Inc.	2,190	3,811

NTT Urban Development Corp.	166	139

Obayashi Corp.	91,000	404

Obic Co. Ltd.	1,000	187

Odakyu Electric Railway Co. Ltd.	93,000	784

OJI Paper Co. Ltd.	119,000	565

Olympus Corp.	30,500	849

Omron Corp.	28,500	801

Ono Pharmaceutical Co. Ltd.	11,900	582

Oracle Corp. Japan	5,300	220

Oriental Land Co. Ltd.	7,000	556

ORIX Corp.	15,150	1,419

Osaka Gas Co. Ltd.	286,000	1,134

Otsuka Corp.	2,300	148

Otsuka Holdings Co. Ltd.	36,858	910

Panasonic Corp.	316,600	4,027

Rakuten, Inc.	1,064	949

Resona Holdings, Inc.	264,910	1,261

Ricoh Co. Ltd.	98,000	1,150

Rinnai Corp.	5,000	332

Rohm Co. Ltd.	13,800	857

Sankyo Co. Ltd.	7,600	390

Santen Pharmaceutical Co. Ltd.	10,500	416

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

Sapporo Hokuyo Holdings, Inc.	44,900	$216

Sapporo Holdings Ltd.	35,000	130

SBI Holdings, Inc. *	2,776	349

Secom Co. Ltd.	30,400	1,404

Sega Sammy Holdings, Inc.	27,700	474

Seiko Epson Corp.	18,200	289

Sekisui Chemical Co. Ltd.	60,000	470

Sekisui House Ltd.	86,000	801

Senshu Ikeda Holdings, Inc.	93,257	125

Seven & I Holdings Co. Ltd.	107,800	2,750

Seven Bank Ltd.	85	170

Sharp Corp.	145,000	1,423

Shikoku Electric Power Co., Inc.	25,100	683

Shimadzu Corp.	35,000	311

Shimamura Co. Ltd.	3,100	273

Shimano, Inc.	9,300	465

Shimizu Corp.	83,000	369

Shin-Etsu Chemical Co. Ltd.	58,800	2,923

Shinko Electric Industries Co. Ltd.	9,300	95

Shinsei Bank Ltd.	196,000	229

Shionogi & Co. Ltd.	41,900	715

Shiseido Co. Ltd.	48,900	847

Shizuoka Bank (The) Ltd.	85,000	703

Showa Denko KK	200,000	402

Showa Shell Sekiyu KK	26,000	271

SMC Corp.	7,900	1,287

Softbank Corp.	116,100	4,591

Sojitz Corp.	175,500	345

Sony Corp.	143,700	4,558

Sony Financial Holdings, Inc.	24,600	483

Square Enix Holdings Co. Ltd.	9,000	154

Stanley Electric Co. Ltd.	20,500	337

Sumco Corp. *	16,500	333

Sumitomo Chemical Co. Ltd.	230,000	1,148

Sumitomo Corp.	161,700	2,311

Sumitomo Electric Industries Ltd.	109,000	1,508

Sumitomo Heavy Industries Ltd.	77,000	503

Sumitomo Metal Industries Ltd.	492,000	1,100

Sumitomo Metal Mining Co. Ltd.	76,000	1,308

Sumitomo Mitsui Financial Group, Inc.	192,119	5,973

Sumitomo Realty & Development Co. Ltd.	52,000	1,040

Sumitomo Rubber Industries Ltd.	24,300	246

Suruga Bank Ltd.	29,000	257

Suzuken Co. Ltd.	9,200	243

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

Suzuki Motor Corp.	48,500	$1,084

Sysmex Corp.	9,256	325

T&D Holdings, Inc.	40,000	986

Taisei Corp.	143,000	352

Taisho Pharmaceutical Co. Ltd.	19,000	411

Taiyo Nippon Sanso Corp.	37,000	305

Takashimaya Co. Ltd.	37,000	234

Takeda Pharmaceutical Co. Ltd.	107,600	5,019

TDK Corp.	18,100	1,070

Teijin Ltd.	131,000	586

Terumo Corp.	24,600	1,297

THK Co. Ltd.	17,100	426

Tobu Railway Co. Ltd.	142,000	580

Toho Co. Ltd.	14,600	209

Toho Gas Co. Ltd.	59,000	302

Tohoku Electric Power Co., Inc.	62,000	1,041

Tokio Marine Holdings, Inc.	103,500	2,767

Tokuyama Corp.	44,000	235

Tokyo Electric Power (The) Co., Inc.	206,600	1,137

Tokyo Electron Ltd.	24,900	1,373

Tokyo Gas Co. Ltd.	371,000	1,683

Tokyo Steel Manufacturing Co. Ltd.	14,400	168

Tokyo Tatemono Co. Ltd.	55,000	206

Tokyu Corp.	160,000	657

Tokyu Land Corp.	64,000	279

TonenGeneral Sekiyu KK	40,000	494

Toppan Printing Co. Ltd.	79,000	623

Toray Industries, Inc.	210,000	1,506

Toshiba Corp.	576,000	2,818

Tosoh Corp.	71,000	255

TOTO Ltd.	38,000	302

Toyo Seikan Kaisha Ltd.	21,300	349

Toyo Suisan Kaisha Ltd.	13,000	282

Toyoda Gosei Co. Ltd.	9,100	187

Toyota Boshoku Corp.	9,300	132

Toyota Industries Corp.	26,600	797

Toyota Motor Corp.	396,000	15,840

Toyota Tsusho Corp.	29,800	492

Trend Micro, Inc.	13,800	364

Tsumura & Co.	8,300	260

Ube Industries Ltd.	135,000	430

Unicharm Corp.	17,400	629

UNY Co. Ltd.	26,500	245

Ushio, Inc.	14,700	288

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Japan – 19.5% – continued

USS Co. Ltd.	3,250	$253

West Japan Railway Co.	251	961

Yahoo! Japan Corp.	2,041	730

Yakult Honsha Co. Ltd.	13,600	348

Yamada Denki Co. Ltd.	11,530	768

Yamaguchi Financial Group, Inc.	30,000	278

Yamaha Corp.	22,000	248

Yamaha Motor Co. Ltd. *	38,700	669

Yamato Holdings Co. Ltd.	59,000	915

Yamato Kogyo Co. Ltd.	6,000	200

Yamazaki Baking Co. Ltd.	17,000	198

Yaskawa Electric Corp.	32,000	379
Yokogawa Electric Corp. *	30,200	230
		329,421

Mexico – 0.0%
Fresnillo PLC	26,649	661

Netherlands – 4.7%

Aegon N.V. *	246,216	1,845

Akzo Nobel N.V.	33,269	2,289

ASML Holding N.V. *	61,744	2,723

Corio N.V.	8,870	621

Delta Lloyd N.V.	10,505	279

European Aeronautic Defence and Space Co. N.V. *	59,108	1,723

Fugro N.V. – CVA	9,975	879

Heineken Holding N.V.	16,578	798

Heineken N.V.	37,000	2,022

ING Groep N.V. – CVA *	548,020	6,955

Koninklijke Ahold N.V.	171,294	2,298

Koninklijke Boskalis Westminster N.V.	9,712	513

Koninklijke DSM N.V.	22,483	1,380

Koninklijke Philips Electronics N.V.	141,004	4,504

Koninklijke Vopak N.V.	9,899	477

Kononklijke KPN N.V.	224,400	3,826

QIAGEN N.V. *	32,460	648

Randstad Holding N.V.	15,487	862

Reed Elsevier N.V.	100,388	1,293

Royal Dutch Shell PLC, Class A (London Exchange)	518,853	18,823

Royal Dutch Shell PLC, Class B (London Exchange)	386,548	14,028

SBM Offshore N.V.	23,292	678

TNT N.V.	54,164	1,391

Unilever N.V. – CVA	234,852	7,374

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Netherlands – 4.7% – continued
Wolters Kluwer N.V.	43,256	$1,013
		79,242

New Zealand – 0.1%

Auckland International Airport Ltd.	131,897	223

Contact Energy Ltd. *	42,805	190

Fletcher Building Ltd.	85,134	607

Sky City Entertainment Group Ltd.	81,063	209
Telecom Corp. of New Zealand Ltd.	265,953	409
		1,638

Norway – 0.9%

Aker Solutions ASA	23,058	529

DnB NOR ASA	140,422	2,154

Norsk Hydro ASA	130,970	1,073

Orkla ASA	113,884	1,105

Renewable Energy Corp. ASA *	68,712	241

Seadrill Ltd.	39,595	1,431

Statoil ASA	162,292	4,504

Telenor ASA	119,430	1,965
Yara International ASA	28,450	1,441
		14,443

Portugal – 0.3%

Banco Comercial Portugues S.A., Class R	395,681	323

Banco Espirito Santo S.A. (Registered)	73,780	302

Brisa Auto-Estradas de Portugal S.A.	24,997	169

Cimpor Cimentos de Portugal SGPS S.A.	28,430	206

Energias de Portugal S.A.	278,135	1,084

Galp Energia SGPS S.A., Class B	32,467	696

Jeronimo Martins SGPS S.A.	30,424	489
Portugal Telecom SGPS S.A. (Registered)	81,807	946
		4,215

Singapore – 1.6%

Ascendas Real Estate Investment Trust	207,213	335

CapitaLand Ltd.	377,500	989

CapitaMall Trust	312,600	466

CapitaMalls Asia Ltd.	187,718	265

City Developments Ltd.	77,000	705

ComfortDelgro Corp. Ltd.	260,000	322

Cosco Corp. Singapore Ltd.	144,000	234

DBS Group Holdings Ltd.	248,910	2,894

Fraser and Neave Ltd.	137,563	656

Genting Singapore PLC *	883,380	1,434

Global Logistic Properties Ltd. *	221,238	328

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Singapore – 1.6% – continued

Golden Agri-Resources Ltd.	931,787	$509

Hutchison Port Holdings Trust *	763,000	753

Jardine Cycle & Carriage Ltd.	14,576	422

Keppel Corp. Ltd.	184,000	1,797

Keppel Land Ltd.	100,611	358

Neptune Orient Lines Ltd. *	125,750	193

Olam International Ltd.	193,381	429

Oversea-Chinese Banking Corp. Ltd.	358,798	2,729

SembCorp Industries Ltd.	136,600	565

SembCorp Marine Ltd.	118,400	549

Singapore Airlines Ltd.	81,067	878

Singapore Exchange Ltd.	120,000	748

Singapore Press Holdings Ltd.	213,000	666

Singapore Technologies Engineering Ltd.	233,000	602

Singapore Telecommunications Ltd.	1,146,600	2,749

StarHub Ltd.	86,000	184

United Overseas Bank Ltd.	177,262	2,644

UOL Group Ltd.	66,700	251

Wilmar International Ltd.	281,000	1,219
Yangzijiang Shipbuilding Holdings Ltd.	268,566	386
		27,259

Spain – 3.5%

Abertis Infraestructuras S.A.	41,658	905

Acciona S.A.	3,579	389

Acerinox S.A.	14,008	276

ACS Actividades de Construccion y Servicios S.A.	20,755	974

Amadeus IT Holding S.A. *	29,979	574

Banco Bilbao Vizcaya Argentaria S.A.	611,263	7,421

Banco de Sabadell S.A.	163,341	715

Banco de Valencia S.A. *	30,901	138

Banco Popular Espanol S.A.	132,040	776

Banco Santander S.A.	1,196,763	13,947

Bankinter S.A.	39,917	274

Criteria Caixacorp S.A.	118,514	837

EDP Renovaveis S.A. *	30,270	217

Enagas S.A.	25,179	568

Ferrovial S.A.	61,857	776

Fomento de Construcciones y Contratas S.A.	7,505	249

Gas Natural SDG S.A.	47,229	887

Gestevision Telecinco S.A. *	23,929	274

Grifols S.A.	19,516	340

Iberdrola Renovables S.A.	119,048	514

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Spain – 3.5% – continued

Iberdrola S.A.	541,504	$4,710

Inditex S.A.	31,386	2,519

Indra Sistemas S.A.	12,695	255

Mapfre S.A.	104,432	394

Red Electrica Corp. S.A.	15,214	864

Repsol YPF S.A.	104,874	3,599

Telefonica S.A.	590,157	14,775
Zardoya Otis S.A.	19,406	322
		58,489

Sweden – 3.1%

Alfa Laval AB	47,394	1,029

Assa Abloy AB, Class B	45,621	1,312

Atlas Copco AB, Class A	96,423	2,563

Atlas Copco AB, Class B	57,745	1,396

Boliden AB	38,345	824

Electrolux AB, Class B	33,695	870

Getinge AB, Class B	28,088	694

Hennes & Mauritz AB, Class B	146,391	4,866

Hexagon AB	35,588	849

Holmen AB, Class B	7,354	254

Husqvarna AB, Class B	62,789	539

Industrivarden AB, Class C	15,816	281

Investor AB, Class B	66,192	1,607

Kinnevik Investment AB, Class B	30,492	711

Millicom International Cellular S.A. SDR	11,233	1,074

Modern Times Group AB, Class B	7,075	538

Nordea Bank AB	374,904	4,105

Ratos AB, Class B	14,256	564

Sandvik AB	145,464	2,750

Scania AB, Class B	44,934	1,043

Securitas AB, Class B	43,936	523

Skandinaviska Enskilda Banken AB, Class A	203,683	1,817

Skanska AB, Class B	58,499	1,232

SKF AB, Class B	56,519	1,646

SSAB AB, Class A *	25,323	401

Svenska Cellulosa AB, Class B	83,362	1,341

Svenska Handelsbanken AB, Class A	70,167	2,303

Swedbank AB, Class A	101,851	1,743

Swedish Match AB	32,940	1,095

Tele2 AB, Class B	45,818	1,061

Telefonaktiebolaget LM Ericsson, Class B	430,982	5,542

TeliaSonera AB	321,088	2,777

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Sweden – 3.1% – continued
Volvo AB, Class B *	196,535	$3,453
		52,803

Switzerland – 7.7%

ABB Ltd. (Registered) *	313,577	7,550

Actelion Ltd. (Registered) *	14,960	860

Adecco S.A. (Registered)	17,998	1,185

Aryzta A.G.	8,132	416

Aryzta A.G. (Dublin Exchange)	4,329	218

Baloise Holding A.G. (Registered)	7,020	696

Compagnie Financiere Richemont S.A., Class A (Bearer)	74,703	4,314

Credit Suisse Group A.G. (Registered)	161,266	6,853

GAM Holding A.G. *	29,046	552

Geberit A.G. (Registered)	5,690	1,240

Givaudan S.A. (Registered) *	1,193	1,201

Holcim Ltd. (Registered)	35,410	2,667

Julius Baer Group Ltd.	30,142	1,308

Kuehne + Nagel International A.G. (Registered)	7,970	1,115

Lindt & Spruengli A.G. (Participation Certificate)	138	398

Lindt & Spruengli A.G. (Registered)	16	520

Logitech International S.A. (Registered) *	25,886	467

Lonza Group A.G. (Registered)	6,982	585

Nestle S.A. (Registered)	496,824	28,508

Novartis A.G. (Registered)	302,433	16,397

Pargesa Holding S.A. (Bearer)	3,736	358

Roche Holding A.G. (Genusschein)	100,889	14,411

Schindler Holding A.G. (Partcipation Certificate)	6,828	820

Schindler Holding A.G. (Registered)	3,021	365

SGS S.A. (Registered)	798	1,422

Sika A.G. (Bearer)	287	691

Sonova Holding A.G. (Registered)	6,441	574

STMicroelectronics N.V.	93,349	1,157

Straumann Holding A.G. (Registered)	1,081	278

Swatch Group (The) A.G. (Bearer)	4,456	1,969

Swatch Group (The) A.G. (Registered)	6,021	479

Swiss Life Holding A.G. (Registered) *	4,307	712

Swiss Reinsurance Co. Ltd. (Registered)	50,372	2,883

Swisscom A.G. (Registered)	3,385	1,509

Syngenta A.G. (Registered)	13,528	4,398

Synthes, Inc.	8,639	1,169

Transocean Ltd. *	45,650	3,584

UBS A.G. (Registered) *	523,215	9,392

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Switzerland – 7.7% – continued

Wolseley PLC *	41,267	$1,391
Zurich Financial Services A.G. *	20,976	5,873
		130,485

United Kingdom – 18.3%

3i Group PLC	136,294	654

Admiral Group PLC	29,508	736

Aggreko PLC	36,523	923

AMEC PLC	46,506	889

Anglo American PLC	189,487	9,743

Antofagasta PLC	57,479	1,254

ARM Holdings PLC	189,266	1,764

Associated British Foods PLC	50,043	797

AstraZeneca PLC	203,235	9,344

Autonomy Corp. PLC *	32,246	823

Aviva PLC	404,017	2,806

Babcock International Group PLC	50,506	503

BAE Systems PLC	491,132	2,563

Balfour Beatty PLC	97,491	538

Barclays PLC	1,656,105	7,429

BG Group PLC	485,799	12,068

BHP Billiton PLC	316,126	12,531

BP PLC	2,720,903	19,816

British American Tobacco PLC	286,822	11,526

British Land Co. PLC	128,880	1,144

British Sky Broadcasting Group PLC	162,544	2,151

BT Group PLC	1,110,732	3,318

Bunzl PLC	46,078	550

Burberry Group PLC	63,634	1,199

Cable & Wireless Worldwide PLC	368,612	310

Cairn Energy PLC *	203,495	1,510

Capita Group (The) PLC	87,478	1,044

Capital Shopping Centres Group PLC	83,932	516

Carnival PLC	26,239	1,033

Centrica PLC	737,182	3,845

Cobham PLC	161,121	596

Compass Group PLC	270,651	2,436

Diageo PLC	360,299	6,857

Essar Energy PLC *	47,678	361

Eurasian Natural Resources Corp. PLC	36,176	543

FirstGroup PLC	68,409	358

G4S PLC	198,007	811

GlaxoSmithKline PLC	746,459	14,244

Hammerson PLC	98,743	709

Home Retail Group PLC	120,259	373

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

United Kingdom – 18.3% – continued

HSBC Holdings PLC	2,539,034	$26,109

ICAP PLC	78,225	663

Imperial Tobacco Group PLC	145,739	4,509

Inmarsat PLC	61,266	594

Intercontinental Hotels Group PLC	41,602	854

International Consolidated Airlines Group S.A. *	60,564	223

International Consolidated Airlines Group S.A. *	81,075	295

International Power PLC	223,179	1,103

Intertek Group PLC	22,360	730

Invensys PLC	113,321	629

Investec PLC	68,247	523

ITV PLC*	518,651	644

J. Sainsbury PLC	177,463	954

Johnson Matthey PLC	30,144	899

Kazakhmys PLC	30,061	674

Kingfisher PLC	344,234	1,357

Land Securities Group PLC	111,360	1,312

Legal & General Group PLC	848,539	1,571

Lloyds Banking Group PLC *	5,844,983	5,449

London Stock Exchange Group PLC	20,581	275

Lonmin PLC	23,353	637

Man Group PLC	255,910	1,011

Marks & Spencer Group PLC	231,174	1,248

National Grid PLC	499,389	4,770

Next PLC	26,440	840

Old Mutual PLC	785,790	1,714

Pearson PLC	116,816	2,070

Petrofac Ltd.	36,347	869

Prudential PLC	364,037	4,128

Randgold Resources Ltd. *	13,271	1,074

Reckitt Benckiser Group PLC	88,161	4,528

Reed Elsevier PLC	175,987	1,524

Resolution Ltd.	205,742	978

Rexam PLC	123,061	717

Rio Tinto PLC	208,104	14,683

Rolls-Royce Group PLC *	269,834	2,679

Royal Bank of Scotland Group PLC *	2,521,868	1,653

RSA Insurance Group PLC	492,242	1,038

SABMiller PLC	136,160	4,825

Sage Group (The) PLC	195,380	873

Schroders PLC	15,709	438

Scottish & Southern Energy PLC	135,757	2,746

Segro PLC	103,163	533

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

United Kingdom – 18.3% – continued

Serco Group PLC	68,898	$617

Severn Trent PLC	33,197	779

Smith & Nephew PLC	128,934	1,453

Smiths Group PLC	56,990	1,187

Standard Chartered PLC	337,161	8,746

Standard Life PLC	334,011	1,108

Subsea 7 S.A.	41,036	1,036

Tesco PLC	1,154,719	7,054

Thomas Cook Group PLC	120,737	330

TUI Travel PLC	77,457	282

Tullow Oil PLC	127,032	2,954

Unilever PLC	183,684	5,602

United Utilities Group PLC	95,642	908

Vedanta Resources PLC	17,111	653

Vodafone Group PLC	7,494,762	21,221

Weir Group (The) PLC	30,862	857

Whitbread PLC	24,907	660

WM Morrison Supermarkets PLC	308,723	1,367
Xstrata PLC	296,910	6,933
		309,305
Total Common Stocks (2)
(Cost $1,408,877) (2)		1,624,308

PREFERRED STOCKS – 0.4%

Germany – 0.4%

Bayerische Motoren Werke A.G.	7,249	411

Henkel A.G. & Co. KGaA	25,822	1,599

Porsche Automobil Holding S.E.	12,287	807

ProSieben SAT.1 Media A.G.	11,105	326

RWE A.G. (Non Voting)	5,492	334
Volkswagen A.G.	24,343	3,957
		7,434
Total Preferred Stocks (2)
(Cost $4,422) (2)		7,434

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. *	57,496	–
Immoeast A.G. *	58,188	–
		–

Denmark – 0.0%
Danske Bank A/S *	65,878	127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
RIGHTS – 0.0% – continued

Germany – 0.0%
Porsche Automobil Holding SE *	12,287	$113

Sweden – 0.0%
TeliaSonera AB *	10,000	1
Total Rights (2)
(Cost $268) (2)		241

INVESTMENT COMPANIES – 2.9%

iShares MSCI EAFE Index Fund	543,500	32,659
Northern Institutional Funds - Diversified Assets Portfolio (3)(4)	15,794,229	15,794
Total Investment Companies
(Cost $48,418)		48,453

Total Investments – 99.3%
(Cost $1,461,985)		1,680,436
Other Assets less Liabilities – 0.7%		12,578
NET ASSETS – 100.0%		$1,693,014

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $11,696,000 with net purchases of approximately $4,098,000 during the fiscal year ended March 31, 2011.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the International Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
Euro Stoxx 50 (Euro)	225	$9,068	Long	6/11	$95
FTSE 100 Index (British Pound)	76	7,174	Long	6/11	120
Hang Seng Index (Hong Kong Dollar)	6	907	Long	4/11	21
Nikkei 225 (SGX) (Japanese Yen)	47	2,746	Long	6/11	(119)
SPI 200 (Australian Dollar)	22	2,768	Long	6/11	137
TOPIX Index (Japanese Yen)	19	1,978	Long	6/11	(160)
YEN DENOM Nikkei (Japanese Yen)	27	1,578	Long	6/11	(108)

Total					$(14)

At March 31, 2011, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	30.5%
British Pound	21.0
Japanese Yen	19.8
Australian Dollar	8.6
Swiss Franc	7.7
All other currencies less than 5%	12.4

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the International Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.9%
Consumer Staples	9.5
Energy	8.4
Financials	25.6
Health Care	7.8
Industrials	12.9
Information Technology	4.7
Materials	11.0
Telecommunication Services	5.5
Utilities	4.7

Total	100.0%

At March 31, 2011, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
Japanese Yen	24,320	United States Dollar	300	6/15/11	$8
Swiss Franc	158	United States Dollar	170	6/15/11	(3)
United States Dollar	297	Australian Dollar	300	6/15/11	11
United States Dollar	2,944	British Pound	1,834	6/15/11	(5)
United States Dollar	4,860	Euro	3,526	6/15/11	129
United States Dollar	247	Hong Kong Dollar	1,922	6/15/11	–
United States Dollar	3,523	Japanese Yen	292,216	6/15/11	(8)
United States Dollar	20	Singapore Dollar	25	6/15/11	–

Total					$132

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securites, securities valuation based on commonly quoted benchmark interest rates and yeild curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stock
Consumer Discretionary	$–	$158,903	$–	$158,903
Consumer Staples	–	156,817	–	156,817
Energy	–	139,704	–	139,704
Financials	–	392,300	–	392,300
Health Care	–	130,111	–	130,111
Industrials	903	212,821	–	213,724
Information Technology	–	77,890	–	77,890
Materials	–	183,858	–	183,858
Telecommunication Services	–	92,352	–	92,352
Utilities	–	78,649	–	78,649
Preferred Stocks
Consumer Discretionary	–	5,501	–	5,501
Consumer Staples	–	1,599	–	1,599
Utilities	–	334	–	334
Rights
Consumer Discretionary	–	113	–	113
Financials	–	127	–	127
Telecommunication Services	–	1	–	1
Investment Companies	48,453	–	–	48,453

Total Investments	$49,356	$1,631,080	$–	$1,680,436

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$373	$–	$–	$373
Forward Foreign Currency Exchange Contracts	–	148	–	148
Liabilities
Futures Contracts	(387)	–	–	(387)
Forward Foreign Currency Exchange Contracts	–	(16)	–	(16)

Total Other Financial Instruments	$(14)	$132	$–	$118

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4%

Advertising – 0.2%

Harte-Hanks, Inc.	16,043	$191
Lamar Advertising Co., Class A *	24,211	894
		1,085

Aerospace/Defense – 0.5%

Alliant Techsystems, Inc.	14,018	991
BE Aerospace, Inc. *	42,721	1,518
		2,509

Agriculture – 0.1%
Universal Corp.	9,617	419

Airlines – 0.4%

AirTran Holdings, Inc. *	56,326	420

Alaska Air Group, Inc. *	15,011	952
JetBlue Airways Corp. *	83,617	524
		1,896

Apparel – 1.0%

Deckers Outdoor Corp. *	16,130	1,390

Hanesbrands, Inc. *	40,235	1,088

Timberland (The) Co., Class A *	15,778	651

Under Armour, Inc., Class A *	14,814	1,008
Warnaco Group (The), Inc. *	18,265	1,045
		5,182

Auto Manufacturers – 0.3%
Oshkosh Corp. *	37,960	1,343

Auto Parts & Equipment – 0.7%
BorgWarner, Inc. *	46,350	3,694

Banks – 3.3%

Associated Banc-Corp	72,749	1,080

BancorpSouth, Inc.	30,200	467

Bank of Hawaii Corp.	19,822	948

Cathay General Bancorp	32,391	552

City National Corp.	19,500	1,112

Commerce Bancshares, Inc.	32,494	1,314

Cullen/Frost Bankers, Inc.	25,494	1,505

East-West Bancorp, Inc.	61,866	1,359

FirstMerit Corp.	44,634	761

Fulton Financial Corp.	81,586	906

International Bancshares Corp.	21,610	396

PacWest Bancorp	14,059	306

Prosperity Bancshares, Inc.	19,144	819

SVB Financial Group *	17,715	1,009

Synovus Financial Corp.	332,192	797

TCF Financial Corp.	65,544	1,040

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Banks – 3.3% – continued

Trustmark Corp.	24,204	$567

Valley National Bancorp	68,063	950

Webster Financial Corp.	30,071	644
Westamerica Bancorporation	11,966	615
		17,147

Beverages – 0.9%

Green Mountain Coffee Roasters, Inc. *	48,260	3,118
Hansen Natural Corp. *	28,828	1,736
		4,854

Biotechnology – 1.4%

Bio-Rad Laboratories, Inc., Class A *	8,200	985

Charles River Laboratories International, Inc. *	23,675	909

United Therapeutics Corp. *	21,029	1,409
Vertex Pharmaceuticals, Inc. *	84,956	4,072
		7,375

Building Materials – 0.6%

Lennox International, Inc.	18,540	975

Louisiana-Pacific Corp. *	54,064	568
Martin Marietta Materials, Inc.	18,995	1,703
		3,246

Chemicals – 3.1%

Albemarle Corp.	38,071	2,275

Ashland, Inc.	32,892	1,900

Cabot Corp.	27,414	1,269

Cytec Industries, Inc.	20,757	1,129

Intrepid Potash, Inc. *	18,279	636

Lubrizol Corp.	26,564	3,558

Minerals Technologies, Inc.	7,629	523

NewMarket Corp.	4,030	638

Olin Corp.	32,616	748

RPM International, Inc.	54,049	1,283

Sensient Technologies Corp.	21,164	758
Valspar Corp.	39,669	1,551
		16,268

Coal – 0.7%

Arch Coal, Inc.	67,498	2,433
Patriot Coal Corp. *	38,426	992
		3,425

Commercial Services – 4.8%

Aaron’s, Inc.,	29,943	759

Alliance Data Systems Corp. *	21,329	1,832

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Commercial Services – 4.8% – continued

Career Education Corp. *	25,848	$587

Convergys Corp. *	51,776	744

CoreLogic, Inc. *	42,684	790

Corporate Executive Board (The) Co.	14,070	568

Corrections Corp. of America *	45,252	1,104

Deluxe Corp.	21,176	562

FTI Consulting, Inc. *	19,031	729

Gartner, Inc. *	35,768	1,490

Global Payments, Inc.	33,237	1,626

ITT Educational Services, Inc. *	9,669	698

Korn/Ferry International *	18,989	423

Lender Processing Services, Inc.	36,834	1,186

Manpower, Inc.	34,115	2,145

Pharmaceutical Product Development, Inc.	47,670	1,321

Rent-A-Center, Inc.	26,347	920

Rollins, Inc.	25,887	526

SEI Investments Co.	59,894	1,430

Service Corp. International	100,270	1,109

Sotheby’s	28,099	1,478

Strayer Education, Inc.	5,552	724

Towers Watson & Co., Class A	19,037	1,056

TravelCenters of America LLC – (Fractional Shares) *	80,000	–
United Rentals, Inc. *	24,851	827
		24,634

Computers – 2.4%

Cadence Design Systems, Inc. *	112,335	1,095

Diebold, Inc.	27,696	982

DST Systems, Inc.	14,776	780

Jack Henry & Associates, Inc.	35,939	1,218

Mentor Graphics Corp. *	44,992	658

MICROS Systems, Inc. *	33,635	1,663

NCR Corp. *	66,769	1,258

Riverbed Technology, Inc. *	62,723	2,362

SRA International, Inc., Class A *	18,318	520
Synopsys, Inc. *	62,831	1,737
		12,273

Cosmetics/Personal Care – 0.3%
Alberto-Culver Co.	35,921	1,339

Distribution/Wholesale –1.3%

Fossil, Inc. *	21,026	1,969

Ingram Micro, Inc., Class A *	66,664	1,402

LKQ Corp. *	60,643	1,462

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Distribution/Wholesale – 1.3% – continued

Owens & Minor, Inc.	26,825	$871
Watsco, Inc.	11,841	825
		6,529

Diversified Financial Services – 1.7%

Affiliated Managers Group, Inc. *	21,569	2,359

Eaton Vance Corp.	49,544	1,597

Greenhill & Co., Inc.	10,759	708

Jefferies Group, Inc.	53,353	1,331

Raymond James Financial, Inc.	41,929	1,603
Waddell & Reed Financial, Inc., Class A	35,721	1,451
		9,049

Electric – 3.2%

Alliant Energy Corp.	46,202	1,799

Black Hills Corp.	16,710	559

Cleco Corp.	24,958	856

DPL, Inc.	49,845	1,366

Great Plains Energy, Inc.	56,944	1,140

Hawaiian Electric Industries, Inc.	39,739	985

IDACORP, Inc.	20,862	795

MDU Resources Group, Inc.	78,467	1,802

NSTAR	43,163	1,997

NV Energy, Inc.	98,158	1,462

OGE Energy Corp.	40,580	2,052

PNM Resources, Inc.	35,279	526
Westar Energy, Inc.	46,741	1,235
		16,574

Electrical Components & Equipment – 1.3%

AMETEK, Inc.	66,703	2,927

Energizer Holdings, Inc. *	29,385	2,091
Hubbell, Inc., Class B	25,204	1,790
		6,808

Electronics – 3.3%

Arrow Electronics, Inc. *	47,501	1,989

Avnet, Inc. *	63,552	2,166

Gentex Corp.	59,265	1,793

Itron, Inc. *	17,068	963

Mettler-Toledo International, Inc. *	13,488	2,320

National Instruments Corp.	37,076	1,215

Tech Data Corp. *	19,121	973

Thomas & Betts Corp. *	21,786	1,296

Trimble Navigation Ltd. *	50,728	2,564

Vishay Intertechnology, Inc. *	69,160	1,227

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Electronics – 3.3% – continued
Woodward, Inc.	24,317	$840
		17,346

Engineering & Construction – 1.3%

Aecom Technology Corp. *	49,612	1,376

Granite Construction, Inc.	14,050	395

KBR, Inc.	62,828	2,373

Shaw Group (The), Inc. *	35,638	1,262
URS Corp. *	33,389	1,537
		6,943

Entertainment – 0.4%

Bally Technologies, Inc. *	21,958	831

DreamWorks Animation SKG, Inc., Class A *	29,383	821

International Speedway Corp., Class A	12,228	364
Scientific Games Corp., Class A *	26,304	230
		2,246

Environmental Control – 0.5%

Clean Harbors, Inc. *	9,422	930

Mine Safety Appliances Co.	12,818	470
Waste Connections, Inc.	47,275	1,361
		2,761

Food – 1.4%

Corn Products International, Inc.	31,587	1,637

Flowers Foods, Inc.	31,151	848

Lancaster Colony Corp.	7,897	478

Ralcorp Holdings, Inc. *	22,927	1,569

Ruddick Corp.	17,550	677

Smithfield Foods, Inc. *	69,277	1,667
Tootsie Roll Industries, Inc.	10,353	294
		7,170

Forest Products & Paper – 0.5%

Potlatch Corp. *	16,424	660
Rayonier, Inc.	33,518	2,089
		2,749

Gas – 2.5%

AGL Resources, Inc.	32,702	1,303

Atmos Energy Corp.	37,892	1,292

Energen Corp.	29,951	1,891

National Fuel Gas Co.	34,130	2,526

Questar Corp.	73,374	1,280

Southern Union Co.	51,968	1,487

UGI Corp.	46,203	1,520

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Gas – 2.5% – continued

Vectren Corp.	33,569	$913
WGL Holdings, Inc.	21,002	819
		13,031

Hand/Machine Tools – 0.7%

Kennametal, Inc.	34,350	1,339

Lincoln Electric Holdings, Inc.	17,343	1,317
Regal-Beloit Corp.	16,186	1,195
		3,851

Healthcare – Products – 4.1%

Beckman Coulter, Inc.	28,787	2,391

Cooper (The) Cos., Inc.	19,383	1,346

Gen-Probe, Inc. *	20,188	1,340

Henry Schein, Inc. *	38,272	2,686

Hill-Rom Holdings, Inc.	25,879	983

Hologic, Inc. *	108,527	2,409

IDEXX Laboratories, Inc. *	23,613	1,823

Immucor, Inc. *	28,704	568

Kinetic Concepts, Inc. *	26,175	1,424

Masimo Corp.	25,021	828

ResMed, Inc. *	63,679	1,910

STERIS Corp.	25,050	865

Techne Corp.	15,595	1,117

Teleflex, Inc.	16,397	951
Thoratec Corp. *	23,972	622
		21,263

Healthcare – Services – 2.3%

Community Health Systems, Inc. *	38,728	1,549

Covance, Inc. *	25,249	1,382

Health Management Associates, Inc., Class A *	105,174	1,146

Health Net, Inc. *	38,606	1,262

Kindred Healthcare, Inc. *	16,306	389

LifePoint Hospitals, Inc. *	21,629	869

Lincare Holdings, Inc.	40,014	1,187

Mednax, Inc. *	19,944	1,329

Universal Health Services, Inc., Class B	40,417	1,997
WellCare Health Plans, Inc. *	17,428	731
		11,841

Home Builders – 0.9%

KB Home	29,554	367

MDC Holdings, Inc.	15,454	392

NVR, Inc. *	2,452	1,854

Ryland Group (The), Inc.	18,337	291

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Home Builders – 0.9% – continued

Thor Industries, Inc.	17,553	$586
Toll Brothers, Inc. *	60,642	1,199
		4,689

Household Products/Wares – 1.0%

American Greetings Corp., Class A	16,784	396

Church & Dwight Co., Inc.	29,539	2,344

Scotts Miracle-Gro (The) Co., Class A	18,857	1,091
Tupperware Brands Corp.	25,911	1,547
		5,378

Insurance – 3.9%

American Financial Group, Inc.	32,253	1,129

Arthur J. Gallagher & Co.	44,942	1,367

Aspen Insurance Holdings Ltd.	28,949	798

Brown & Brown, Inc.	48,974	1,264

Everest Re Group Ltd.	22,722	2,004

Fidelity National Financial, Inc., Class A	93,102	1,316

First American Financial Corp.	43,892	724

Hanover Insurance Group (The), Inc.	19,082	863

HCC Insurance Holdings, Inc.	47,298	1,481

Mercury General Corp.	14,648	573

Old Republic International Corp.	107,953	1,370

Protective Life Corp.	36,075	958

Reinsurance Group of America, Inc.	32,755	2,056

StanCorp Financial Group, Inc.	18,975	875

Transatlantic Holdings, Inc.	25,949	1,263

Unitrin, Inc.	20,674	638
W.R. Berkley Corp.	47,912	1,543
		20,222

Internet – 1.4%

AOL, Inc. *	43,759	855

Digital River, Inc. *	16,372	613

Equinix, Inc. *	19,171	1,746

Rackspace Hosting, Inc. *	40,892	1,752

TIBCO Software, Inc. *	68,548	1,868
ValueClick, Inc. *	33,539	485
		7,319

Investment Companies – 0.2%
Apollo Investment Corp.	82,303	993

Iron/Steel – 0.8%

Carpenter Technology Corp.	18,065	772

Reliance Steel & Aluminum Co.	31,120	1,798

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Iron/Steel – 0.8% – continued
Steel Dynamics, Inc.	90,563	$1,700
		4,270

Leisure Time – 0.5%

Life Time Fitness, Inc. *	17,143	639

Polaris Industries, Inc.	14,212	1,237
WMS Industries, Inc. *	23,673	837
		2,713

Lodging – 0.0%
Boyd Gaming Corp. *	23,523	220

Machinery – Construction & Mining – 0.9%

Bucyrus International, Inc.	33,812	3,092
Terex Corp. *	45,423	1,683
		4,775

Machinery – Diversified – 2.0%

AGCO Corp. *	39,224	2,156

Gardner Denver, Inc.	21,539	1,681

Graco, Inc.	25,203	1,146

IDEX Corp.	34,245	1,495

Nordson Corp.	14,183	1,632

Wabtec Corp.	20,115	1,364
Zebra Technologies Corp., Class A *	23,209	911
		10,385

Media – 0.8%

FactSet Research Systems, Inc.	19,292	2,020

John Wiley & Sons, Inc., Class A	19,581	995

Meredith Corp.	14,968	508

New York Times (The) Co., Class A *	48,357	458
Scholastic Corp.	9,682	262
		4,243

Metal Fabrication/Hardware – 0.8%

Commercial Metals Co.	47,199	815

Timken (The) Co.	33,688	1,762

Valmont Industries, Inc.	8,774	915
Worthington Industries, Inc.	23,794	498
		3,990

Mining – 0.3%
Compass Minerals International, Inc.	13,729	1,284

Miscellaneous Manufacturing – 2.6%

Acuity Brands, Inc.	18,152	1,062

Aptargroup, Inc.	28,080	1,408

Brink’s (The) Co.	19,804	656

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Miscellaneous Manufacturing – 2.6% – continued

Carlisle Cos., Inc.	25,631	$1,142

Crane Co.	18,941	917

Donaldson Co., Inc.	31,910	1,956

Eastman Kodak Co. *	110,129	356

Harsco Corp.	33,822	1,193

Matthews International Corp., Class A	12,045	464

Pentair, Inc.	41,192	1,557

SPX Corp.	21,014	1,668
Trinity Industries, Inc.	32,954	1,208
		13,587

Office Furnishings – 0.2%

Herman Miller, Inc.	24,197	665
HNI Corp.	18,352	579
		1,244

Oil & Gas – 4.1%

Atwood Oceanics, Inc. *	23,028	1,069

Bill Barrett Corp.*	19,741	788

Cimarex Energy Co.	35,531	4,095

Comstock Resources, Inc.*	19,399	600

Forest Oil Corp. *	47,319	1,790

Frontier Oil Corp.	44,323	1,299

Northern Oil and Gas, Inc. *	22,518	601

Patterson-UTI Energy, Inc.	64,233	1,888

Plains Exploration & Production Co. *	58,400	2,116

Pride International, Inc. *	73,661	3,164

Quicksilver Resources, Inc. *	50,547	723

SM Energy Co.	26,342	1,954
Unit Corp. *	16,313	1,011
		21,098

Oil & Gas Services – 1.1%

Dril-Quip, Inc. *	14,431	1,140

Exterran Holdings, Inc. *	25,945	616

Helix Energy Solutions Group, Inc. *	43,305	745

Oceaneering International, Inc. *	22,551	2,017
Superior Energy Services, Inc. *	33,071	1,356
		5,874

Packaging & Containers – 1.3%

Greif, Inc., Class A	12,800	837

Packaging Corp. of America	42,105	1,216

Rock-Tenn Co., Class A	16,402	1,138

Silgan Holdings, Inc.	20,655	788

Sonoco Products Co.	41,548	1,505

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Packaging & Containers – 1.3% – continued
Temple-Inland, Inc.	45,386	$1,062
		6,546

Pharmaceuticals – 1.5%

Endo Pharmaceuticals Holdings, Inc. *	48,666	1,857

Medicis Pharmaceutical Corp., Class A	24,863	797

Omnicare, Inc.	48,725	1,461

Perrigo Co.	34,449	2,739
VCA Antech, Inc. *	35,302	889
		7,743

Real Estate – 0.3%

Jones Lang LaSalle, Inc.	17,800	1,775

Real Estate Investment Trusts – 7.0%

Alexandria Real Estate Equities, Inc.	23,049	1,797

AMB Property Corp.	70,393	2,532

BRE Properties, Inc.	26,879	1,268

Camden Property Trust	28,909	1,643

Corporate Office Properties Trust	28,193	1,019

Cousins Properties, Inc.	42,246	353

Duke Realty Corp.	105,345	1,476

Equity One, Inc.	20,309	381

Essex Property Trust, Inc.	13,256	1,644

Federal Realty Investment Trust	25,588	2,087

Highwoods Properties, Inc. *	30,167	1,056

Hospitality Properties Trust	51,762	1,198

Liberty Property Trust	47,656	1,568

Macerich (The) Co.	54,170	2,683

Mack-Cali Realty Corp.	36,184	1,227

Nationwide Health Properties, Inc.	52,475	2,232

Omega Healthcare Investors, Inc.	41,546	928

Realty Income Corp.	51,888	1,813

Regency Centers Corp.	34,200	1,487

Senior Housing Properties Trust	58,824	1,355

SL Green Realty Corp.	32,819	2,468

Taubman Centers, Inc.	23,112	1,238

UDR, Inc.	75,857	1,849
Weingarten Realty Investors	50,423	1,264
		36,566

Retail – 6.8%

99 Cents Only Stores *	19,597	384

Advance Auto Parts, Inc.	33,221	2,180

Aeropostale, Inc. *	36,535	889

American Eagle Outfitters, Inc.	81,820	1,300

ANN, Inc. *	22,592	658

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Retail – 6.8% – continued

Ascena Retail Group, Inc. *	29,192	$946

Barnes & Noble, Inc.	15,557	143

BJ’s Wholesale Club, Inc. *	22,923	1,119

Bob Evans Farms, Inc.	12,498	407

Brinker International, Inc.	36,793	931

Cheesecake Factory (The), Inc. *	25,157	757

Chico’s FAS, Inc.	73,294	1,092

Chipotle Mexican Grill, Inc. *	12,890	3,511

Collective Brands, Inc. *	25,379	548

Copart, Inc. *	24,955	1,081

Dick’s Sporting Goods, Inc. *	36,992	1,479

Dollar Tree, Inc. *	52,013	2,888

Foot Locker, Inc.	65,105	1,284

Guess?, Inc.	26,614	1,047

MSC Industrial Direct Co., Class A	18,686	1,279

Office Depot, Inc. *	113,544	526

Panera Bread Co., Class A *	13,087	1,662

PetSmart, Inc.	48,885	2,002

Phillips-Van Heusen Corp.	27,820	1,809

Regis Corp.	23,724	421

Saks, Inc. *	66,001	746

Tractor Supply Co.	30,393	1,819

Wendy’s/Arby’s Group, Inc., Class A	131,995	664
Williams-Sonoma, Inc.	43,569	1,765
		35,337

Savings & Loans – 1.2%

Astoria Financial Corp.	33,991	488

First Niagara Financial Group, Inc.	87,575	1,189

New York Community Bancorp, Inc.	181,273	3,129

NewAlliance Bancshares, Inc.	43,058	639
Washington Federal, Inc.	46,307	803
		6,248

Semiconductors – 4.0%

Atmel Corp. *	190,300	2,594

Cree, Inc. *	45,510	2,101

Cypress Semiconductor Corp. *	72,167	1,399

Fairchild Semiconductor International, Inc. *	52,634	958

Integrated Device Technology, Inc. *	63,620	469

International Rectifier Corp. *	28,649	947

Intersil Corp., Class A	51,030	635

Lam Research Corp. *	51,294	2,906

QLogic Corp. *	43,412	805

Rovi Corp. *	46,948	2,519

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Semiconductors – 4.0% – continued

Semtech Corp. *	26,660	$667

Silicon Laboratories, Inc. *	18,427	796

Skyworks Solutions, Inc. *	76,859	2,492
Varian Semiconductor Equipment Associates, Inc. *	31,185	1,518
		20,806

Shipbuilding – 0.2%

Huntington Ingalls Industries, Inc. *	20,195	838

Software – 3.0%

ACI Worldwide, Inc. *	13,828	454

Acxiom Corp. *	32,930	472

Advent Software, Inc. *	13,078	375

Allscripts Healthcare Solutions, Inc. *	78,589	1,650

ANSYS, Inc. *	38,131	2,066

Broadridge Financial Solutions, Inc.	52,486	1,191

Concur Technologies, Inc. *	19,382	1,075

Fair Isaac Corp.	16,654	526

Informatica Corp. *	39,366	2,056

Mantech International Corp., Class A *	9,275	393

MSCI, Inc., Class A *	49,774	1,833

Parametric Technology Corp. *	49,566	1,115

Quest Software, Inc. *	26,004	660
Solera Holdings, Inc.	29,370	1,501
		15,367

Telecommunications – 1.7%

ADTRAN, Inc.	26,783	1,137

Ciena Corp. *	39,543	1,027

NeuStar, Inc., Class A *	30,255	774

Plantronics, Inc.	20,372	746

Polycom, Inc. *	36,428	1,889

RF Micro Devices, Inc. *	116,845	749

Telephone & Data Systems, Inc.	37,688	1,270
tw telecom, inc. *	62,090	1,192
		8,784

Textiles – 0.3%

Mohawk Industries, Inc. *	23,520	1,438

Transportation – 1.9%

Alexander & Baldwin, Inc.	16,954	774

Con-way, Inc.	23,171	911

J.B. Hunt Transport Services, Inc.	36,489	1,657

Kansas City Southern *	42,614	2,320

Kirby Corp. *	22,461	1,287

Landstar System, Inc.	20,034	915

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Transportation – 1.9% – continued

Overseas Shipholding Group, Inc.	10,995	$353

Tidewater, Inc.	21,539	1,289
Werner Enterprises, Inc.	18,027	478
		9,984

Trucking & Leasing – 0.2%
GATX Corp.	19,665	760

Water – 0.3%
Aqua America, Inc.	57,657	1,320
Total Common Stocks
(Cost $386,318)		500,646

INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	13,891,764	13,892
Total Investment Companies
(Cost $13,892)		13,892

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%

Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21*	16	$–
Total Warrants
(Cost $ – )		–

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.17%, 5/5/11(3)	$1,435	$1,435
Total Short-Term Investments
(Cost $1,435)		1,435

Total Investments – 99.4%
(Cost $401,645)		515,973
Other Assets less Liabilities – 0.6%		3,041
NET ASSETS – 100.0%		$519,014

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $7,308,000 with net purchases of approximately $6,584,000 during the fiscal year ended March 31, 2011.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Mid Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
E-Mini S&P Midcap 400	183	$18,068	Long	6/11	$458

At March 31, 2011, the industry sectors (unaudited) for the Mid Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.9%
Consumer Staples	3.9
Energy	6.7
Financials	19.5
Health Care	10.9
Industrials	15.5
Information Technology	16.3
Materials	6.9
Telecommunication Services	0.5
Utilities	5.9

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$500,646	(1)	$–	$–	$500,646
Investment Companies	13,892		–	–	13,892
Short-Term Investments	–		1,435	–	1,435

Total Investments	$514,538		$1,435	$–	$515,973

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$458		$–	$–	$458

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3%

Advertising – 0.1%

APAC Customer Services, Inc. *	9,593	$57

Harte-Hanks, Inc.	12,420	148
Marchex, Inc., Class B	7,079	56
		261

Aerospace/Defense – 1.3%

AAR Corp. *	13,129	364

Aerovironment, Inc. *	5,578	195

Astronics Corp. *	3,156	79

Cubic Corp.	5,191	299

Curtiss-Wright Corp.	15,303	538

Ducommun, Inc.	3,544	85

Esterline Technologies Corp. *	9,878	699

GenCorp, Inc. *	19,772	118

HEICO Corp.	9,764	610

Herley Industries, Inc. *	4,672	89

Kaman Corp.	8,645	304

Kratos Defense & Security Solutions, Inc. *	5,803	83

LMI Aerospace, Inc. *	2,966	60

Moog, Inc., Class A *	15,074	692

National Presto Industries, Inc.	1,634	184

Orbital Sciences Corp. *	18,892	357

Teledyne Technologies, Inc. *	12,036	622
Triumph Group, Inc.	5,536	490
		5,868

Agriculture – 0.3%

Alico, Inc.	900	24

Alliance One International, Inc. *	31,003	125

Andersons (The), Inc.	6,050	295

Cadiz, Inc. *	3,684	45

Griffin Land & Nurseries, Inc.	878	28

Limoneira Co.	2,814	67

MGP Ingredients, Inc.	4,421	38

Star Scientific, Inc. *	29,693	135

Tejon Ranch Co. *	4,442	163

Universal Corp.	7,842	341
Vector Group Ltd.	15,303	265
		1,526

Airlines – 0.6%

AirTran Holdings, Inc. *	45,205	337

Alaska Air Group, Inc. *	11,869	753

Allegiant Travel Co.	5,132	225

Hawaiian Holdings, Inc. *	16,182	97

JetBlue Airways Corp. *	79,892	501

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Airlines – 0.6% – continued

Pinnacle Airlines Corp. *	6,785	$39

Republic Airways Holdings, Inc. *	16,609	107

Skywest, Inc.	18,484	313
US Airways Group, Inc. *	52,782	459
		2,831

Apparel – 1.9%

American Apparel, Inc. *	7,871	8

Carter’s, Inc. *	19,799	567

Cherokee, Inc.	2,552	44

Columbia Sportswear Co.	3,859	229

CROCS, Inc. *	28,731	513

Deckers Outdoor Corp. *	12,790	1,102

Delta Apparel, Inc. *	1,723	25

G-III Apparel Group Ltd. *	5,254	197

Iconix Brand Group, Inc. *	23,673	508

Joe’s Jeans, Inc. *	11,722	12

Jones Group (The), Inc.	28,922	398

K-Swiss, Inc., Class A *	9,241	104

Lacrosse Footwear, Inc.	1,360	25

Maidenform Brands, Inc. *	7,806	223

Oxford Industries, Inc.	4,592	157

Perry Ellis International, Inc. *	3,158	87

Quiksilver, Inc. *	43,678	193

R.G. Barry Corp.	2,522	33

Skechers U.S.A., Inc., Class A *	11,485	236

Steven Madden Ltd. *	8,252	387

Timberland (The) Co., Class A *	12,824	530

True Religion Apparel, Inc. *	8,207	193

Under Armour, Inc., Class A *	11,715	797

Unifi, Inc. *	5,004	85

Volcom, Inc.	6,459	120

Warnaco Group (The), Inc. *	14,717	842

Weyco Group, Inc.	2,059	50
Wolverine World Wide, Inc.	16,399	611
		8,276

Auto Manufacturers – 0.1%

Force Protection, Inc. *	22,989	113
Wabash National Corp. *	22,638	262
		375

Auto Parts & Equipment – 1.1%

American Axle & Manufacturing Holdings, Inc. *	20,224	254

Amerigon, Inc. *	6,938	106

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Auto Parts & Equipment – 1.1% – continued

Commercial Vehicle Group, Inc. *	8,403	$150

Cooper Tire & Rubber Co.	20,545	529

Dana Holding Corp. *	46,290	805

Dorman Products, Inc. *	3,641	153

Douglas Dynamics, Inc.	3,979	57

Exide Technologies *	25,514	285

Fuel Systems Solutions, Inc. *	5,509	166

Meritor, Inc. *	31,047	527

Miller Industries, Inc.	3,555	58

Modine Manufacturing Co. *	14,979	242

Spartan Motors, Inc.	11,284	77

Standard Motor Products, Inc.	6,533	90

Superior Industries International, Inc.	8,067	207

Tenneco, Inc. *	19,738	838

Titan International, Inc.	13,821	368
Tower International, Inc. *	2,111	36
		4,948

Banks – 5.1%

1st Source Corp.	5,349	107

1st United Bancorp, Inc. *	8,001	56

Alliance Financial Corp.	1,519	51

American National Bankshares, Inc.	1,566	35

Ameris Bancorp *	7,581	77

Ames National Corp.	2,535	48

Arrow Financial Corp.	3,049	75

Bancfirst Corp.	2,346	100

Banco Latinoamericano de Comercio Exterior S.A., Class E	9,218	161

Bancorp (The), Inc. *	8,087	75

Bancorp Rhode Island, Inc.	1,005	31

Bank of Marin Bancorp	1,842	69

Bank of the Ozarks, Inc.	4,303	188

Boston Private Financial Holdings, Inc.	24,564	174

Bridge Bancorp, Inc.	2,018	45

Bryn Mawr Bank Corp.	3,037	62

Camden National Corp.	2,434	83

Capital City Bank Group, Inc.	3,342	42

Cardinal Financial Corp.	9,579	112

Cass Information Systems, Inc.	2,703	106

Cathay General Bancorp	26,055	444

Center Financial Corp. *	11,763	86

Centerstate Banks, Inc.	7,790	55

Century Bancorp, Inc., Class A	872	23

Chemical Financial Corp.	8,437	168

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Banks – 5.1% – continued

Citizens & Northern Corp.	4,118	$69

Citizens Republic Bancorp, Inc. *	120,962	108

City Holding Co.	5,166	183

CNB Financial Corp.	3,495	51

CoBiz Financial, Inc.	11,505	80

Columbia Banking System, Inc.	13,132	252

Community Bank System, Inc.	10,977	266

Community Trust Bancorp, Inc.	4,605	127

CVB Financial Corp.	29,621	276

Eagle Bancorp, Inc. *	5,270	74

Encore Bancshares, Inc. *	2,230	27

Enterprise Financial Services Corp.	4,663	66

Financial Institutions, Inc.	3,816	67

First BanCorp *	7,841	39

First Bancorp	4,871	65

First Bancorp, Inc.	2,287	35

First Busey Corp.	21,192	108

First Commonwealth Financial Corp.	35,086	240

First Community Bancshares, Inc.	5,791	82

First Financial Bancorp	19,274	322

First Financial Bankshares, Inc.	7,010	360

First Financial Corp.	3,748	125

First Interstate Bancsystem, Inc.	4,438	60

First Merchants Corp.	8,769	73

First Midwest Bancorp, Inc.	24,633	290

First of Long Island (The) Corp.	2,208	61

First South Bancorp, Inc.	2,300	11

FirstMerit Corp.	35,410	604

FNB Corp.	39,769	419

German American Bancorp, Inc.	3,871	67

Glacier Bancorp, Inc.	24,164	364

Great Southern Bancorp, Inc.	3,493	75

Green Bankshares, Inc. *	3,242	9

Hancock Holding Co.	11,523	378

Hanmi Financial Corp. *	38,007	47

Heartland Financial USA, Inc.	3,825	65

Heritage Financial Corp. *	4,572	65

Home Bancshares, Inc.	7,558	172

Hudson Valley Holding Corp.	4,210	93

IBERIABANK Corp.	8,880	534

Independent Bank Corp.	7,149	193

International Bancshares Corp.	17,728	325

Lakeland Bancorp, Inc.	7,071	73

Lakeland Financial Corp.	5,254	119

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Banks – 5.1% – continued

MainSource Financial Group, Inc.	7,177	$72

MB Financial, Inc.	17,538	368

Merchants Bancshares, Inc.	1,251	33

Metro Bancorp, Inc. *	4,929	61

Midsouth Bancorp, Inc.	2,625	38

MidWestOne Financial Group, Inc.	1,921	28

Nara Bancorp, Inc. *	12,429	120

National Bankshares, Inc.	1,961	57

National Penn Bancshares, Inc.	41,318	320

NBT Bancorp, Inc.	11,569	264

Old National Bancorp	31,161	334

OmniAmerican Bancorp, Inc. *	4,319	68

Oriental Financial Group, Inc.	15,508	195

Orrstown Financial Services, Inc.	2,166	61

Pacific Continental Corp.	5,229	53

PacWest Bancorp	10,320	224

Park National Corp.	4,236	283

Peapack Gladstone Financial Corp.	2,314	31

Penns Woods Bancorp, Inc.	1,119	44

Peoples Bancorp, Inc.	3,829	46

Pinnacle Financial Partners, Inc. *	11,264	186

Porter Bancorp, Inc.	713	6

PrivateBancorp, Inc.	17,532	268

Prosperity Bancshares, Inc.	15,436	660

Renasant Corp.	8,746	148

Republic Bancorp, Inc., Class A	3,128	61

S&T Bancorp, Inc.	8,238	178

S.Y. Bancorp, Inc.	4,076	103

Sandy Spring Bancorp, Inc.	7,738	143

SCBT Financial Corp.	4,370	145

Sierra Bancorp	4,091	46

Signature Bank *	13,534	763

Simmons First National Corp., Class A	5,645	153

Southside Bancshares, Inc.	5,231	112

Southwest Bancorp, Inc. *	6,683	95

State Bancorp, Inc.	5,973	62

StellarOne Corp.	7,492	106

Sterling Bancorp	9,150	92

Sterling Bancshares, Inc.	30,786	265

Suffolk Bancorp	3,438	72

Susquehanna Bancshares, Inc.	43,130	403

SVB Financial Group *	13,799	786

Taylor Capital Group, Inc. *	3,765	40

Texas Capital Bancshares, Inc. *	12,217	318

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Banks – 5.1% – continued

Tompkins Financial Corp.	2,794	$116

Tower Bancorp, Inc.	3,249	72

TowneBank	8,162	128

Trico Bancshares	4,455	73

TrustCo Bank Corp. NY	25,277	150

Trustmark Corp.	21,085	494

UMB Financial Corp.	10,486	392

Umpqua Holdings Corp.	37,700	431

Union First Market Bankshares Corp.	5,713	64

United Bankshares, Inc.	12,935	343

United Community Banks, Inc. *	34,314	81

Univest Corp. of Pennsylvania	5,490	97

Virginia Commerce Bancorp, Inc. *	7,465	43

Walker & Dunlop, Inc. *	1,769	21

Washington Banking Co.	4,335	61

Washington Trust Bancorp, Inc.	4,922	117

Webster Financial Corp.	23,463	503

WesBanco, Inc.	7,825	162

West Bancorporation, Inc.	4,377	35

West Coast Bancorp *	30,202	105

Westamerica Bancorporation	9,727	500

Western Alliance Bancorp *	22,423	184

Whitney Holding Corp.	32,300	440

Wilshire Bancorp, Inc. *	6,609	32
Wintrust Financial Corp.	11,395	419
		22,566

Beverages – 0.1%

Boston Beer Co., Inc., Class A *	2,833	262

Coca-Cola Bottling Co. Consolidated	1,488	100

Farmer Bros. Co.	1,862	23

National Beverage Corp.	3,234	44

Peet’s Coffee & Tea, Inc. *	3,885	187
Primo Water Corp. *	3,019	37
		653

Biotechnology – 1.9%

Acorda Therapeutics, Inc. *	13,081	303

Aegerion Pharmaceuticals, Inc. *	1,868	31

Affymax, Inc. *	6,307	37

Alnylam Pharmaceuticals, Inc. *	12,448	119

AMAG Pharmaceuticals, Inc. *	6,951	116

Arena Pharmaceuticals, Inc. *	40,014	56

Ariad Pharmaceuticals, Inc. *	41,309	311

Arqule, Inc. *	16,433	118

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Biotechnology – 1.9% – continued

AspenBio Pharma, Inc. *	13,393	$11

BioCryst Pharmaceuticals, Inc. *	8,605	33

Biosante Pharmaceuticals, Inc. *	26,246	52

Biotime, Inc. *	7,740	58

Cambrex Corp. *	10,351	57

Celera Corp. *	26,697	217

Celldex Therapeutics, Inc. *	9,568	38

Chelsea Therapeutics International Ltd. *	12,008	47

Clinical Data, Inc. *	3,694	112

Complete Genomics, Inc. *	1,951	18

Cubist Pharmaceuticals, Inc. *	19,096	482

Curis, Inc. *	25,901	84

Cytokinetics, Inc. *	13,035	19

CytRx Corp. *	30,945	27

Dynavax Technologies Corp. *	33,516	92

Emergent Biosolutions, Inc. *	6,935	168

Enzo Biochem, Inc. *	9,748	41

Enzon Pharmaceuticals, Inc. *	16,435	179

Exact Sciences Corp. *	16,089	118

Exelixis, Inc. *	41,646	471

Geron Corp. *	40,531	205

Halozyme Therapeutics, Inc. *	26,146	175

Immunogen, Inc. *	21,706	197

Immunomedics, Inc. *	20,830	80

Incyte Corp. Ltd. *	28,939	459

Inhibitex, Inc. *	18,369	66

Inovio Pharmaceuticals, Inc. *	22,359	25

InterMune, Inc. *	15,885	750

Lexicon Pharmaceuticals, Inc. *	67,565	113

Ligand Pharmaceuticals, Inc. *	6,186	62

Maxygen, Inc.	8,963	47

Medicines (The) Co. *	17,754	289

Micromet, Inc. *	29,730	167

Momenta Pharmaceuticals, Inc. *	14,476	229

Nanosphere, Inc. *	6,059	20

Neuralstem, Inc. *	17,870	32

Novavax, Inc. *	31,640	82

NPS Pharmaceuticals, Inc. *	22,236	213

NuPathe, Inc. *	1,261	10

Nymox Pharmaceutical Corp. *	5,464	43

Omeros Corp. *	5,451	28

Pacific Biosciences of California, Inc. *	4,684	66

PDL BioPharma, Inc.	46,644	271

Peregrine Pharmaceuticals, Inc. *	20,963	49

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Biotechnology – 1.9% – continued

PURE Bioscience, Inc. *	9,694	$15

RTI Biologics, Inc. *	18,634	53

Sangamo Biosciences, Inc. *	15,878	132

Seattle Genetics, Inc. *	30,939	482

Sequenom, Inc. *	34,586	219

StemCells, Inc. *	44,667	41

SuperGen, Inc. *	20,107	62

Transcept Pharmaceuticals, Inc. *	1,641	13

Vical, Inc. *	25,028	74
ZIOPHARM Oncology, Inc. *	17,026	106
		8,290

Building Materials – 0.7%

AAON, Inc.	4,260	140

American DG Energy, Inc. *	5,198	11

Apogee Enterprises, Inc.	9,311	123

Broadwind Energy, Inc. *	33,265	43

Builders FirstSource, Inc. *	12,244	35

Comfort Systems USA, Inc.	12,581	177

Drew Industries, Inc.	6,212	139

Gibraltar Industries, Inc. *	10,040	120

Interline Brands, Inc. *	10,847	221

Louisiana – Pacific Corp. *	42,129	442

LSI Industries, Inc.	6,910	50

NCI Building Systems, Inc. *	6,368	81

PGT, Inc. *	5,037	12

Quanex Building Products Corp.	12,518	246

Simpson Manufacturing Co., Inc.	13,098	386

Texas Industries, Inc.	6,990	316

Trex Co., Inc. *	5,357	175
Universal Forest Products, Inc.	6,459	237
		2,954

Chemicals – 2.3%

A. Schulman, Inc.	10,530	260

Aceto Corp.	8,399	67

American Vanguard Corp.	7,527	65

Arch Chemicals, Inc.	7,555	314

Balchem Corp.	9,337	350

Codexis, Inc. *	4,916	58

Ferro Corp. *	28,736	477

Georgia Gulf Corp. *	11,244	416

H.B. Fuller Co.	16,416	353

Hawkins, Inc.	2,831	116

Innophos Holdings, Inc.	7,098	327

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Chemicals – 2.3% – continued

KMG Chemicals, Inc.	1,692	$33

Kraton Performance Polymers, Inc. *	3,888	149

Landec Corp. *	7,895	51

Minerals Technologies, Inc.	6,164	422

NewMarket Corp.	3,155	499

Olin Corp.	26,448	606

OM Group, Inc. *	10,267	375

Omnova Solutions, Inc. *	15,461	122

PolyOne Corp.	30,625	435

Quaker Chemical Corp.	3,619	145

Rockwood Holdings, Inc. *	17,239	849

Sensient Technologies Corp.	16,453	590

Solutia, Inc. *	40,141	1,020

Spartech Corp. *	10,863	79

Stepan Co.	2,583	187

TPC Group, Inc. *	2,514	73

W.R. Grace & Co. *	24,019	920

Westlake Chemical Corp.	6,483	364

Zep, Inc.	7,112	124
Zoltek Cos., Inc. *	9,419	127
		9,973

Coal – 0.4%

Cloud Peak Energy, Inc. *	10,470	226

Hallador Energy Co.	1,335	16

International Coal Group, Inc. *	43,658	493

James River Coal Co. *	11,659	282

L&L Energy, Inc. *	6,076	42
Patriot Coal Corp. *	25,957	670
		1,729

Commercial Services – 5.3%

ABM Industries, Inc.	16,999	432

Acacia Research - Acacia Technologies *	12,171	416

Accretive Health, Inc. *	4,046	112

Advance America Cash Advance Centers, Inc.	18,552	98

Advisory Board (The) Co. *	5,139	265

Albany Molecular Research, Inc. *	6,458	28

American Public Education, Inc. *	6,070	246

American Reprographics Co. *	11,496	119

AMN Healthcare Services, Inc. *	14,104	122

Arbitron, Inc.	8,889	356

Asset Acceptance Capital Corp. *	4,347	23

AVEO Pharmaceuticals, Inc. *	3,539	47

Avis Budget Group, Inc. *	34,374	616

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Commercial Services – 5.3% – continued

Barrett Business Services, Inc.	2,193	$35

Bridgepoint Education, Inc. *	6,358	109

Capella Education Co. *	5,587	278

Cardtronics, Inc. *	8,941	182

CBIZ, Inc. *	14,422	104

CDI Corp.	4,022	59

Cenveo, Inc. *	18,706	122

Chemed Corp.	6,952	463

Consolidated Graphics, Inc. *	2,996	164

Corinthian Colleges, Inc. *	29,211	129

Corporate Executive Board (The) Co.	11,337	458

Corvel Corp. *	2,280	121

CoStar Group, Inc. *	6,912	433

CPI Corp.	1,739	39

CRA International, Inc. *	3,757	108

Cross Country Healthcare, Inc. *	9,814	77

Deluxe Corp.	17,037	452

Dollar Financial Corp. *	11,904	247

Dollar Thrifty Automotive Group, Inc. *	9,397	627

Electro Rent Corp.	5,736	99

Euronet Worldwide, Inc. *	16,140	312

ExamWorks Group, Inc. *	4,082	91

ExlService Holdings, Inc. *	4,715	100

Forrester Research, Inc.	4,639	178

Franklin Covey Co. *	3,880	34

Geo Group (The), Inc. *	20,295	520

Global Cash Access Holdings, Inc. *	18,592	61

Grand Canyon Education, Inc. *	10,015	145

Great Lakes Dredge & Dock Corp.	19,844	151

H&E Equipment Services, Inc. *	9,154	179

Hackett Group (The), Inc. *	9,429	36

Healthcare Services Group, Inc.	22,129	389

Heartland Payment Systems, Inc.	12,635	221

Heidrick & Struggles International, Inc.	5,590	156

Hill International, Inc. *	8,874	47

HMS Holdings Corp. *	8,988	736

Hudson Highland Group, Inc. *	11,429	74

Huron Consulting Group, Inc. *	7,203	199

ICF International, Inc. *	5,414	111

Insperity, Inc.	7,275	221

K12, Inc. *	8,353	281

Kelly Services, Inc., Class A *	8,867	193

Kendle International, Inc. *	5,458	58

Kenexa Corp. *	7,432	205

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Commercial Services – 5.3% – continued

Kforce, Inc. *	9,940	$182

Korn/Ferry International *	15,152	337

Landauer, Inc.	3,019	186

Learning Tree International, Inc.	2,117	19

LECG Corp. *	7,509	2

Lincoln Educational Services Corp.	5,540	88

Live Nation Entertainment, Inc. *	46,823	468

Mac-Gray Corp.	3,866	62

MAXIMUS, Inc.	5,699	463

McGrath Rentcorp	7,997	218

Medifast, Inc. *	4,403	87

Midas, Inc. *	4,015	31

MoneyGram International, Inc. *	28,276	97

Monro Muffler Brake, Inc.	10,052	332

Multi-Color Corp.	3,766	76

National American University Holdings, Inc.	2,188	16

National Research Corp.	409	14

Navigant Consulting, Inc. *	16,744	167

On Assignment, Inc. *	11,767	111

Parexel International Corp. *	19,254	479

PDI, Inc. *	2,467	20

PHH Corp. *	18,245	397

Pre-Paid Legal Services, Inc. *	2,457	162

Princeton Review, Inc. *	5,816	2

Providence Service (The) Corp. *	4,061	61

Rent-A-Center, Inc.	21,800	761

Resources Connection, Inc.	15,507	301

Rollins, Inc.	21,679	440

RSC Holdings, Inc. *	16,450	237

Rural/Metro Corp. *	6,391	109

SFN Group, Inc. *	17,273	243

Sotheby’s	22,213	1,168

Standard Parking Corp. *	5,162	92

Steiner Leisure Ltd. *	4,995	231

Stewart Enterprises, Inc., Class A	26,935	206

SuccessFactors, Inc. *	22,365	874

Team Health Holdings, Inc. *	5,165	90

Team, Inc. *	6,203	163

TeleTech Holdings, Inc. *	9,953	193

TNS, Inc. *	8,916	139

Transcend Services, Inc. *	2,780	67

TrueBlue, Inc. *	14,698	247

United Rentals, Inc. *	19,887	662

Universal Technical Institute, Inc.	6,750	131

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Commercial Services – 5.3% – continued

Valassis Communications, Inc. *	16,518	$481

Viad Corp.	6,904	165
Wright Express Corp. *	12,824	665
		23,626

Computers – 2.6%

3D Systems Corp. *	5,963	290

Agilysys, Inc. *	5,484	32

CACI International, Inc., Class A *	10,037	615

CIBER, Inc. *	21,796	146

Computer Task Group, Inc. *	5,549	74

Cray, Inc. *	12,057	78

Digimarc Corp. *	2,546	74

Echelon Corp. *	11,388	115

Electronics for Imaging, Inc. *	15,230	224

Fortinet, Inc. *	14,532	639

Hutchinson Technology, Inc. *	6,530	18

iGate Corp.	8,132	153

Imation Corp. *	10,363	115

Immersion Corp. *	8,336	64

Insight Enterprises, Inc. *	14,988	255

Integral Systems, Inc. *	6,348	77

Jack Henry & Associates, Inc.	28,239	957

Keyw Holding (The) Corp. *	3,306	41

LivePerson, Inc. *	15,044	190

Magma Design Automation, Inc. *	22,606	154

Manhattan Associates, Inc. *	7,335	240

Maxwell Technologies, Inc. *	9,046	156

Mentor Graphics Corp. *	35,351	517

Mercury Computer Systems, Inc. *	7,760	164

MTS Systems Corp.	5,051	230

NCI, Inc., Class A *	1,908	47

Netscout Systems, Inc. *	10,245	280

Quantum Corp. *	69,997	176

Radiant Systems, Inc. *	10,675	189

Radisys Corp. *	8,346	72

RealD, Inc. *	4,771	131

Rimage Corp.	2,713	44

Riverbed Technology, Inc. *	44,277	1,667

Silicon Graphics International Corp. *	10,684	229

SMART Modular Technologies WWH, Inc. *	18,061	140

Spansion, Inc., Class A *	4,973	93

SRA International, Inc., Class A *	14,422	409

STEC, Inc. *	13,487	271

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Computers – 2.6% – continued

Stratasys, Inc. *	6,848	$322

Stream Global Services, Inc. *	2,308	7

Super Micro Computer, Inc. *	8,094	130

SYKES Enterprises, Inc. *	13,776	272

Synaptics, Inc. *	11,373	307

Syntel, Inc.	4,456	233

Tier Technologies, Inc. *	4,207	23

Unisys Corp. *	14,127	441

Virtusa Corp. *	4,311	81

Wave Systems Corp., Class A *	28,125	88
Xyratex Ltd. *	10,350	116
		11,386

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	8,172	245

Inter Parfums, Inc.	4,473	83
Revlon, Inc., Class A *	4,100	65
		393

Distribution/Wholesale – 0.9%

Beacon Roofing Supply, Inc. *	15,183	311

BlueLinx Holdings, Inc. *	3,688	14

Brightpoint, Inc. *	23,233	252

Chindex International, Inc. *	4,476	72

Core-Mark Holding Co., Inc. *	3,576	118

Houston Wire & Cable Co.	6,166	90

MWI Veterinary Supply, Inc. *	4,034	325

Owens & Minor, Inc.	20,903	679

Pool Corp.	16,566	399

Rentrak Corp. *	3,109	84

Scansource, Inc. *	8,757	333

School Specialty, Inc. *	6,610	94

Titan Machinery, Inc. *	4,161	105

United Stationers, Inc.	8,091	575
Watsco, Inc.	9,261	646
		4,097

Diversified Financial Services – 1.7%

Artio Global Investors, Inc.	9,145	148

Asta Funding, Inc.	3,042	26

BGC Partners, Inc., Class A	19,250	179

Calamos Asset Management, Inc., Class A	6,690	111

Cohen & Steers, Inc.	5,864	174

CompuCredit Holdings Corp. *	4,040	27

Cowen Group, Inc., Class A *	12,971	52

Credit Acceptance Corp. *	1,799	128

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Diversified Financial Services – 1.7% – continued

Diamond Hill Investment Group, Inc.	853	$68

Doral Financial Corp. *	6,337	7

Duff & Phelps Corp., Class A	8,808	141

Encore Capital Group, Inc. *	4,744	112

Epoch Holding Corp.	4,436	70

Evercore Partners, Inc., Class A	5,026	172

FBR Capital Markets Corp. *	18,592	67

Federal Agricultural Mortgage Corp., Class C	3,630	69

Financial Engines, Inc. *	4,379	121

First Marblehead (The) Corp. *	16,389	36

FXCM, Inc., Class A	7,402	96

GAMCO Investors, Inc., Class A	2,264	105

GFI Group, Inc.	22,478	113

Gleacher & Co., Inc. *	27,173	47

Higher One Holdings, Inc. *	3,696	53

Imperial Holdings, Inc. *	2,909	30

Intl. FCStone, Inc. *	4,272	109

Investment Technology Group, Inc. *	14,424	262

JMP Group, Inc.	4,427	38

KBW, Inc.	11,967	313

Knight Capital Group, Inc., Class A *	31,088	417

LaBranche & Co., Inc. *	11,420	45

Ladenburg Thalmann Financial

Services, Inc. *	25,132	29

MarketAxess Holdings, Inc.	9,093	220

Marlin Business Services Corp. *	2,380	29

Medley Capital Corp. *	3,656	45

MF Global Holdings Ltd. *	38,813	321

National Financial Partners Corp. *	14,429	213

Nelnet, Inc., Class A	8,921	195

Netspend Holdings, Inc. *	10,401	109

NewStar Financial, Inc. *	8,881	97

Ocwen Financial Corp. *	24,494	270

Oppenheimer Holdings, Inc., Class A	3,539	119

optionsXpress Holdings, Inc.	14,231	261

Penson Worldwide, Inc. *	5,882	39

Piper Jaffray Cos. *	5,127	212

Portfolio Recovery Associates, Inc. *	5,613	478

Pzena Investment Management, Inc., Class A	1,914	13

Rodman & Renshaw Capital Group, Inc. *	4,777	10

Sanders Morris Harris Group, Inc.	6,170	49

SeaCube Container Leasing Ltd.	3,556	57

Stifel Financial Corp. *	11,306	812

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Diversified Financial Services – 1.7% – continued

SWS Group, Inc.	8,586	$52

TradeStation Group, Inc. *	13,750	97

Virtus Investment Partners, Inc. *	1,664	98

Westwood Holdings Group, Inc.	1,611	65
World Acceptance Corp. *	5,419	353
		7,579

Electric – 1.6%

Allete, Inc.	10,296	401

Ameresco, Inc., Class A *	3,261	46

Avista Corp.	17,912	414

Black Hills Corp.	13,014	435

Central Vermont Public Service Corp.	4,684	109

CH Energy Group, Inc.	5,382	272

Cleco Corp.	20,022	687

Dynegy, Inc. *	33,928	193

El Paso Electric Co. *	14,574	443

Empire District Electric (The) Co.	13,231	288

EnerNOC, Inc. *	6,823	130

IDACORP, Inc.	15,876	605

MGE Energy, Inc.	7,873	319

NorthWestern Corp.	12,124	367

Otter Tail Corp.	12,024	273

Pike Electric Corp. *	4,800	46

PNM Resources, Inc.	28,879	431

Portland General Electric Co.	24,854	591

UIL Holdings Corp.	16,533	505

Unisource Energy Corp.	11,816	427
Unitil Corp.	4,986	118
		7,100

Electrical Components & Equipment – 1.4%

A123 Systems, Inc. *	24,709	157

Acuity Brands, Inc.	14,375	841

Advanced Battery Technologies, Inc. *	20,751	40

Advanced Energy Industries, Inc. *	11,662	191

American Superconductor Corp. *	16,680	415

Belden, Inc.	15,328	576

Capstone Turbine Corp. *	81,846	148

Coleman Cable, Inc. *	2,492	22

Encore Wire Corp.	6,341	154

Ener1, Inc. *	21,367	63

Energy Conversion Devices, Inc. *	16,317	37

EnerSys *	15,929	633

Evergreen Solar, Inc. *	8,895	12

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Electrical Components & Equipment – 1.4% – continued

Generac Holdings, Inc. *	6,070	$123

GrafTech International Ltd. *	39,912	823

Graham Corp.	3,568	86

Insteel Industries, Inc.	6,337	90

Littelfuse, Inc.	7,360	420

Powell Industries, Inc. *	2,992	118

Power-One, Inc. *	23,776	208

PowerSecure International, Inc. *	5,223	45

Satcon Technology Corp. *	37,504	145

Universal Display Corp. *	11,708	644
Vicor Corp.	6,133	101
		6,092

Electronics – 2.4%

American Science & Engineering, Inc.	3,008	278

Analogic Corp.	4,389	248

Applied Energetics, Inc. *	21,033	14

Badger Meter, Inc.	5,053	208

Ballantyne Strong, Inc. *	5,449	39

Bel Fuse, Inc., Class B	3,284	72

Benchmark Electronics, Inc. *	21,086	400

Brady Corp., Class A	16,237	579

Checkpoint Systems, Inc. *	13,145	296

Coherent, Inc. *	8,380	487

CTS Corp.	11,576	125

Cymer, Inc. *	9,926	562

Daktronics, Inc.	10,925	117

DDi Corp.	4,051	43

Dionex Corp. *	5,838	689

Electro Scientific Industries, Inc. *	8,956	155

FARO Technologies, Inc. *	5,128	205

FEI Co. *	12,498	421

Fluidigm Corp. *	1,056	15

II-VI, Inc. *	8,359	416

L-1 Identity Solutions, Inc. *	25,135	296

LaBarge, Inc. *	4,243	75

Measurement Specialties, Inc. *	4,580	156

Methode Electronics, Inc.	12,499	151

Microvision, Inc. *	30,773	41

Multi-Fineline Electronix, Inc. *	3,428	97

Newport Corp. *	12,135	216

NVE Corp. *	1,610	91

OSI Systems, Inc. *	5,393	202

Park Electrochemical Corp.	6,603	213

Plexus Corp. *	13,429	471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Electronics – 2.4% – continued

Pulse Electronics Corp.	14,834	$90

Rofin-Sinar Technologies, Inc. *	9,446	373

Rogers Corp. *	5,173	233

Sanmina-SCI Corp. *	26,025	292

Spectrum Control, Inc. *	4,159	82

SRS Labs, Inc. *	3,508	30

Stoneridge, Inc. *	5,101	75

Taser International, Inc. *	20,683	84

TTM Technologies, Inc. *	26,514	481

UQM Technologies, Inc. *	13,291	40

Viasystems Group, Inc. *	1,321	36

Watts Water Technologies, Inc., Class A	9,813	375

Woodward, Inc.	20,205	698

X-Rite, Inc. *	10,129	48
Zygo Corp. *	5,440	80
		10,395

Energy – Alternate Sources – 0.2%

Amyris, Inc. *	1,886	54

Clean Energy Fuels Corp. *	15,170	248

Comverge, Inc. *	7,336	34

FuelCell Energy, Inc. *	37,896	81

Green Plains Renewable Energy, Inc. *	5,662	68

Headwaters, Inc. *	19,282	114

Hoku Corp. *	4,767	9

REX American Resources Corp. *	1,981	32
Syntroleum Corp. *	24,304	55
		695

Engineering & Construction – 0.7%

Argan, Inc. *	1,846	16

Dycom Industries, Inc. *	12,240	212

EMCOR Group, Inc. *	21,950	680

Exponent, Inc. *	4,456	199

Granite Construction, Inc.	11,397	320

Insituform Technologies, Inc., Class A *	12,781	342

Layne Christensen Co. *	6,624	229

MasTec, Inc. *	17,312	360

Michael Baker Corp. *	2,458	71

Mistras Group, Inc. *	5,120	88

MYR Group, Inc. *	6,404	153

Orion Marine Group, Inc. *	9,232	99

Sterling Construction Co., Inc. *	5,726	97

Tutor Perini Corp.	8,854	216

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Engineering & Construction – 0.7% – continued
VSE Corp.	1,511	$45
		3,127

Entertainment – 0.6%

Ascent Media Corp., Class A *	4,613	225

Bluegreen Corp. *	4,080	17

Carmike Cinemas, Inc. *	3,047	22

Churchill Downs, Inc.	3,936	163

Cinemark Holdings, Inc.	19,023	368

Empire Resorts, Inc. *	8,427	5

Isle of Capri Casinos, Inc. *	5,692	54

Lions Gate Entertainment Corp. *	22,738	142

Multimedia Games, Inc. *	10,548	61

National CineMedia, Inc.	17,743	331

Pinnacle Entertainment, Inc. *	20,142	274

Scientific Games Corp., Class A *	20,863	182

Shuffle Master, Inc. *	17,358	186

Speedway Motorsports, Inc.	3,737	60

Vail Resorts, Inc. *	12,112	591
Warner Music Group Corp. *	14,932	101
		2,782

Environmental Control – 0.7%

Calgon Carbon Corp. *	18,670	296

Casella Waste Systems, Inc., Class A *	9,066	65

Clean Harbors, Inc. *	7,618	751

Darling International, Inc. *	35,315	543

Energy Recovery, Inc. *	12,507	40

EnergySolutions, Inc.	29,153	174

Fuel Tech, Inc. *	6,486	58

Heckmann Corp. *	30,046	197

Metalico, Inc. *	11,382	71

Met-Pro Corp.	4,827	57

Mine Safety Appliances Co.	8,817	323

Rentech, Inc. *	71,117	89

Tetra Tech, Inc. *	20,520	507
US Ecology, Inc.	6,345	111
		3,282

Food – 1.6%

Arden Group, Inc., Class A	362	28

B&G Foods, Inc.	15,380	289

Bridgford Foods Corp.	929	10

Calavo Growers, Inc.	4,000	87

Cal-Maine Foods, Inc.	4,567	135

Chiquita Brands International, Inc. *	14,915	229

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Food – 1.6% – continued

Diamond Foods, Inc.	7,231	$404

Dole Food Co., Inc. *	11,675	159

Fresh Del Monte Produce, Inc.	13,289	347

Fresh Market (The), Inc. *	5,040	190

Hain Celestial Group (The), Inc. *	13,719	443

Imperial Sugar Co. *	3,535	47

Ingles Markets, Inc., Class A	4,344	86

J & J Snack Foods Corp.	4,761	224

John B. Sanfilippo & Son, Inc. *	2,274	27

Lancaster Colony Corp.	6,434	390

Lifeway Foods, Inc. *	1,174	12

M&F Worldwide Corp. *	3,748	94

Nash Finch Co.	4,113	156

Pilgrim’s Pride Corp. *	16,457	127

Ruddick Corp.	14,510	560

Sanderson Farms, Inc.	7,402	340

Seaboard Corp.	110	265

Seneca Foods Corp., Class A *	3,056	91

Senomyx, Inc. *	12,372	75

Smart Balance, Inc. *	21,835	100

Snyders-Lance, Inc.	8,859	176

Spartan Stores, Inc.	7,328	108

Tootsie Roll Industries, Inc.	8,130	231

TreeHouse Foods, Inc. *	11,557	657

United Natural Foods, Inc. *	15,917	713

Village Super Market, Inc., Class A	2,160	63

Weis Markets, Inc.	3,755	152
Winn-Dixie Stores, Inc. *	18,089	129
		7,144

Forest Products & Paper – 0.5%

Boise, Inc.	23,594	216

Buckeye Technologies, Inc.	13,036	355

Clearwater Paper Corp. *	3,766	307

Deltic Timber Corp.	3,602	241

KapStone Paper and Packaging Corp. *	12,930	222

Neenah Paper, Inc.	4,712	103

P.H. Glatfelter Co.	15,314	204

Schweitzer-Mauduit International, Inc.	6,101	309

Verso Paper Corp. *	5,017	27

Wausau Paper Corp.	16,153	123
Xerium Technologies, Inc. *	2,681	64
		2,171

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Gas – 1.1%

Chesapeake Utilities Corp.	3,164	$132

Laclede Group (The), Inc.	7,382	281

New Jersey Resources Corp.	13,548	582

Nicor, Inc.	14,925	802

Northwest Natural Gas Co.	8,774	405

Piedmont Natural Gas Co., Inc.	23,606	716

South Jersey Industries, Inc.	9,849	551

Southwest Gas Corp.	14,980	584
WGL Holdings, Inc.	16,695	651
		4,704

Hand/Machine Tools – 0.1%
Franklin Electric Co., Inc.	7,605	351

Healthcare – Products – 3.5%

Abaxis, Inc. *	7,160	206

ABIOMED, Inc. *	10,590	154

Accuray, Inc. *	17,049	154

Affymetrix, Inc. *	23,482	122

Align Technology, Inc. *	19,686	403

Alphatec Holdings, Inc. *	18,908	51

American Medical Systems Holdings, Inc. *	25,189	545

Angiodynamics, Inc. *	8,366	126

Arthrocare Corp. *	8,991	300

Atrion Corp.	498	87

BioMimetic Therapeutics, Inc. *	5,521	72

Bruker Corp. *	24,260	506

Caliper Life Sciences, Inc. *	15,187	103

Cantel Medical Corp.	4,172	107

CardioNet, Inc. *	6,774	32

Cepheid, Inc. *	19,647	551

Cerus Corp. *	15,175	44

Conceptus, Inc. *	10,555	153

CONMED Corp. *	9,796	257

CryoLife, Inc. *	10,707	65

Cutera, Inc. *	3,734	32

Cyberonics, Inc. *	9,229	294

Cynosure, Inc., Class A *	2,894	40

Delcath Systems, Inc. *	14,528	107

DexCom, Inc. *	20,079	312

Endologix, Inc. *	15,356	104

Exactech, Inc. *	2,883	51

Female Health (The) Co.	5,713	29

Genomic Health, Inc. *	4,589	113

Greatbatch, Inc. *	7,883	209

Haemonetics Corp. *	8,382	549

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Healthcare – Products – 3.5% – continued

Hanger Orthopedic Group, Inc. *	8,626	$225

Hansen Medical, Inc. *	16,004	35

HeartWare International, Inc. *	3,102	265

ICU Medical, Inc. *	3,986	175

Immucor, Inc. *	23,359	462

Insulet Corp. *	14,393	297

Integra LifeSciences Holdings Corp. *	6,980	331

Invacare Corp.	9,560	297

IRIS International, Inc. *	5,135	46

Kensey Nash Corp. *	2,430	61

LCA-Vision, Inc. *	6,415	43

Luminex Corp. *	12,529	235

MAKO Surgical Corp. *	10,354	251

Masimo Corp.	17,234	570

Medical Action Industries, Inc. *	5,412	45

MELA Sciences, Inc. *	7,894	28

Merge Healthcare, Inc. *	16,817	82

Meridian Bioscience, Inc.	13,358	320

Merit Medical Systems, Inc. *	9,512	187

Natus Medical, Inc. *	9,311	156

NuVasive, Inc. *	12,790	324

NxStage Medical, Inc. *	8,943	197

OraSure Technologies, Inc. *	15,839	124

Orthofix International N.V. *	5,998	195

Orthovita, Inc. *	24,970	53

Palomar Medical Technologies, Inc. *	5,975	89

PSS World Medical, Inc. *	18,822	511

Quidel Corp. *	8,491	102

Rochester Medical Corp. *	3,007	35

Sirona Dental Systems, Inc. *	10,998	552

Solta Medical, Inc. *	21,670	72

SonoSite, Inc. *	4,407	147

Spectranetics Corp. *	9,216	43

Staar Surgical Co. *	11,392	63

Stereotaxis, Inc. *	11,614	45

STERIS Corp.	19,586	676

SurModics, Inc. *	6,153	77

Symmetry Medical, Inc. *	12,895	126

Syneron Medical Ltd. *	11,228	146

Synovis Life Technologies, Inc. *	4,169	80

TomoTherapy, Inc. *	17,330	79

Unilife Corp. *	15,232	86

Vascular Solutions, Inc. *	5,369	59

Vital Images, Inc. *	5,121	69

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Healthcare – Products – 3.5% – continued

Volcano Corp. *	16,517	$423

West Pharmaceutical Services, Inc.	11,093	497

Wright Medical Group, Inc. *	13,059	222

Young Innovations, Inc.	1,964	62
Zoll Medical Corp. *	7,031	315
		15,458

Healthcare – Services – 2.1%

Air Methods Corp. *	3,791	255

Alliance HealthCare Services, Inc. *	9,445	42

Allied Healthcare International, Inc. *	12,595	32

Almost Family, Inc. *	2,704	102

Amedisys, Inc. *	9,457	331

America Service Group, Inc.	2,790	72

American Dental Partners, Inc. *	5,506	72

AMERIGROUP Corp. *	17,051	1,096

Amsurg Corp. *	10,501	267

Assisted Living Concepts, Inc., Class A *	3,231	126

Bio-Reference Labs, Inc. *	8,041	180

Capital Senior Living Corp. *	8,285	88

Centene Corp. *	16,190	534

Continucare Corp. *	8,676	46

Emeritus Corp. *	7,605	194

Ensign Group (The), Inc.	4,748	152

Five Star Quality Care, Inc. *	10,209	83

Gentiva Health Services, Inc. *	9,698	272

Healthsouth Corp. *	31,000	774

Healthspring, Inc. *	19,391	725

Healthways, Inc. *	11,521	177

IPC The Hospitalist Co., Inc. *	5,339	242

Kindred Healthcare, Inc. *	13,278	317

LHC Group, Inc. *	5,093	153

Magellan Health Services, Inc. *	10,990	539

Medcath Corp. *	7,177	100

Metropolitan Health Networks, Inc. *	12,801	61

Molina Healthcare, Inc. *	5,205	208

National Healthcare Corp.	2,931	136

Neostem, Inc. *	6,962	12

RehabCare Group, Inc. *	8,268	305

Select Medical Holdings Corp. *	17,285	139

Skilled Healthcare Group, Inc., Class A *	6,609	95

Sun Healthcare Group, Inc. *	8,506	120

Sunrise Senior Living, Inc. *	18,883	225

Triple-S Management Corp., Class B *	6,536	135

U.S. Physical Therapy, Inc.	3,618	81

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Healthcare – Services – 2.1% – continued
WellCare Health Plans, Inc.*	14,028	$588
		9,076

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	12,012	177

Harbinger Group, Inc. *	2,123	11
Primoris Services Corp.	7,430	75
		263

Home Builders – 0.3%

Beazer Homes USA, Inc. *	25,267	116

Cavco Industries, Inc. *	2,230	101

Hovnanian Enterprises, Inc., Class A *	17,862	63

M/I Homes, Inc. *	6,231	93

Meritage Homes Corp. *	10,618	256

Ryland Group, Inc.	14,777	235

Skyline Corp.	2,597	52

Standard Pacific Corp. *	35,405	132
Winnebago Industries, Inc. *	9,942	133
		1,181

Home Furnishings – 0.4%

American Woodmark Corp.	2,744	57

Audiovox Corp., Class A *	6,453	52

DTS, Inc. *	5,684	265

Ethan Allen Interiors, Inc.	7,893	173

Furniture Brands International, Inc. *	16,088	73

Hooker Furniture Corp.	3,983	48

Kimball International, Inc., Class B	10,911	76

La-Z-Boy, Inc. *	16,474	157

Sealy Corp. *	17,673	45

Select Comfort Corp. *	18,027	217

TiVo, Inc. *	38,442	337
Universal Electronics, Inc. *	4,689	139
		1,639

Household Products/Wares – 0.4%

ACCO Brands Corp. *	18,292	175

American Greetings Corp., Class A	12,957	306

Blyth, Inc.	1,649	54

Central Garden and Pet Co., Class A *	18,689	172

CSS Industries, Inc.	2,175	41

Ennis, Inc.	8,429	144

Helen of Troy Ltd. *	10,174	299

Kid Brands, Inc. *	5,070	37

Oil-Dri Corp. of America	1,562	33

Prestige Brands Holdings, Inc. *	14,099	162

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Household Products/Wares – 0.4% – continued

Spectrum Brands Holdings, Inc. *	5,868	$163

Standard Register (The) Co.	4,856	16

Summer Infant, Inc. *	3,051	24
WD-40 Co.	5,606	237
		1,863

Housewares – 0.0%

Libbey, Inc. *	6,841	113
Lifetime Brands, Inc. *	2,564	38
		151

Insurance – 2.5%

Alterra Capital Holdings Ltd.	27,849	622

American Equity Investment Life Holding Co.	18,919	248

American Safety Insurance Holdings Ltd. *	3,259	70

AMERISAFE, Inc. *	6,647	147

Amtrust Financial Services, Inc.	7,302	139

Argo Group International Holdings Ltd.	9,031	298

Baldwin & Lyons, Inc., Class B	2,269	53

Citizens, Inc. *	12,985	95

CNA Surety Corp.	5,682	144

CNO Financial Group, Inc. *	72,754	546

Crawford & Co., Class B	8,149	39

Delphi Financial Group, Inc., Class A	15,674	481

Donegal Group, Inc., Class A	3,114	42

eHealth, Inc. *	7,623	101

EMC Insurance Group, Inc.	1,400	35

Employers Holdings, Inc.	12,917	267

Enstar Group Ltd. *	2,170	217

FBL Financial Group, Inc., Class A	4,422	136

First American Financial Corp.	34,525	570

Flagstone Reinsurance Holdings S.A.	17,383	157

FPIC Insurance Group, Inc. *	3,217	122

Gerova Financial Group Ltd. *	347	2

Global Indemnity PLC *	4,387	96

Greenlight Capital Re Ltd., Class A *	9,369	264

Hallmark Financial Services, Inc. *	3,705	31

Harleysville Group, Inc.	3,788	126

Hilltop Holdings, Inc. *	12,767	128

Horace Mann Educators Corp.	13,089	220

Infinity Property & Casualty Corp.	4,187	249

Kansas City Life Insurance Co.	1,426	46

Life Partners Holdings, Inc.	2,660	21

Maiden Holdings Ltd.	15,951	119

Meadowbrook Insurance Group, Inc.	17,728	184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Insurance – 2.5% – continued

MGIC Investment Corp. *	67,049	$596

Montpelier Re Holdings Ltd.	22,210	392

National Interstate Corp.	1,821	38

National Western Life Insurance Co., Class A	722	117

Navigators Group (The), Inc. *	4,198	216

Phoenix (The) Cos., Inc. *	38,653	105

Platinum Underwriters Holdings Ltd.	12,372	471

PMI Group (The), Inc. *	47,574	128

Presidential Life Corp.	6,914	66

Primerica, Inc.	8,149	208

Primus Guaranty Ltd. *	4,364	22

ProAssurance Corp. *	10,265	651

Radian Group, Inc.	44,042	300

RLI Corp.	6,104	352

Safety Insurance Group, Inc.	4,332	200

SeaBright Holdings, Inc.	7,767	80

Selective Insurance Group, Inc.	17,545	304

State Auto Financial Corp.	4,911	89

Stewart Information Services Corp.	6,071	64

Tower Group, Inc.	12,576	302

United Fire & Casualty Co.	7,489	151

Universal American Corp.	10,833	248
Universal Insurance Holdings, Inc.	6,698	36
		11,151

Internet – 3.2%

1-800-Flowers.com, Inc., Class A *	6,700	22

AboveNet, Inc.	7,508	487

Ancestry.com, Inc. *	6,115	217

Archipelago Learning, Inc. *	3,391	29

Blue Coat Systems, Inc. *	13,824	389

Blue Nile, Inc. *	4,220	228

BroadSoft, Inc. *	2,338	112

Cogent Communications Group, Inc. *	14,597	208

comScore, Inc. *	7,629	225

Constant Contact, Inc. *	9,507	332

DealerTrack Holdings, Inc. *	13,414	308

Dice Holdings, Inc. *	5,524	83

Digital River, Inc. *	13,276	497

drugstore.com, Inc. *	30,666	118

Earthlink, Inc.	35,135	275

ePlus, Inc. *	1,323	35

eResearch Technology, Inc. *	16,980	115

Global Sources Ltd. *	7,781	90

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Internet – 3.2% – continued

GSI Commerce, Inc. *	22,073	$646

Infospace, Inc. *	11,224	97

Internap Network Services Corp. *	17,919	118

Internet Capital Group, Inc. *	12,360	176

IntraLinks Holdings, Inc. *	3,736	100

j2 Global Communications, Inc. *	14,835	438

Keynote Systems, Inc.	4,592	85

KIT Digital, Inc. *	9,790	118

Knot (The), Inc. *	9,956	120

Limelight Networks, Inc.	15,733	113

Lionbridge Technologies, Inc. *	20,493	70

Liquidity Services, Inc. *	4,841	86

Local.com Corp. *	7,260	28

LoopNet, Inc. *	6,466	91

Mediamind Technologies, Inc. *	1,480	20

ModusLink Global Solutions, Inc.	14,851	81

Move, Inc. *	54,352	130

Network Engines, Inc. *	9,999	20

NIC, Inc.	18,143	226

Nutrisystem, Inc.	8,648	125

Online Resources Corp. *	9,314	35

OpenTable, Inc. *	5,245	558

Openwave Systems, Inc. *	30,728	66

Orbitz Worldwide, Inc. *	5,235	19

Overstock.com, Inc. *	5,187	82

PC-Tel, Inc. *	5,826	45

Perficient, Inc. *	6,865	82

QuinStreet, Inc. *	3,474	79

Rackspace Hosting, Inc. *	32,086	1,375

ReachLocal, Inc. *	1,303	26

RealNetworks, Inc. *	27,781	103

S1 Corp. *	17,364	116

Saba Software, Inc. *	9,189	90

Safeguard Scientifics, Inc. *	6,537	133

Sapient Corp. *	33,857	388

Shutterfly, Inc. *	8,916	467

Sourcefire, Inc. *	9,189	253

SPS Commerce, Inc. *	1,381	21

Stamps.com, Inc.	3,527	47

support.com, Inc. *	15,582	81

TechTarget, Inc.*	4,576	41

TeleCommunication Systems, Inc., Class A *	13,887	57

Terremark Worldwide, Inc. *	19,570	372

TIBCO Software, Inc. *	54,901	1,496

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Internet – 3.2% – continued

Travelzoo, Inc. *	1,723	$115

United Online, Inc.	29,479	186

US Auto Parts Network, Inc. *	4,667	41

ValueClick, Inc. *	26,712	386

VASCO Data Security International, Inc. *	8,823	121

VirnetX Holding Corp.	11,547	230

Vitacost.com, Inc. *	4,250	6

Vocus, Inc. *	5,667	147

Websense, Inc. *	14,305	329
Zix Corp. *	17,658	65
		14,316

Investment Companies – 1.0%

American Capital Ltd. *	112,344	1,112

Apollo Investment Corp.	64,358	776

Arlington Asset Investment Corp., Class A	2,914	89

BlackRock Kelso Capital Corp.	23,665	240

Capital Southwest Corp.	957	88

Fifth Street Finance Corp.	22,014	294

Gladstone Capital Corp.	6,786	77

Gladstone Investment Corp.	7,785	60

Golub Capital BDC, Inc.	2,097	33

Harris & Harris Group, Inc. *	10,489	56

Hercules Technology Growth Capital, Inc.	12,385	136

Main Street Capital Corp.	4,815	89

MCG Capital Corp.	25,157	164

Medallion Financial Corp.	5,308	47

MVC Capital, Inc.	8,074	111

NGP Capital Resources Co.	7,157	69

PennantPark Investment Corp.	14,626	174

Prospect Capital Corp.	28,091	343

Solar Capital Ltd.	1,985	47

Solar Senior Capital Ltd. *	2,632	49

THL Credit, Inc.	2,564	35

TICC Capital Corp.	11,153	121
Triangle Capital Corp.	4,968	90
		4,300

Iron/Steel – 0.0%

Metals USA Holdings Corp. *	4,073	67

Shiloh Industries, Inc.	1,537	18
Universal Stainless & Alloy *	2,510	84
		169

Leisure Time – 0.6%

Ambassadors Group, Inc.	6,540	72

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Leisure Time – 0.6% – continued

Arctic Cat, Inc. *	4,458	$69

Brunswick Corp.	29,338	746

Callaway Golf Co.	21,146	144

Interval Leisure Group, Inc. *	13,414	219

Johnson Outdoors, Inc., Class A *	1,267	19

Life Time Fitness, Inc. *	13,813	516

Marine Products Corp. *	2,500	20
Polaris Industries, Inc.	10,292	896
		2,701

Lodging – 0.3%

Ameristar Casinos, Inc.	8,876	157

Boyd Gaming Corp. *	17,489	164

Gaylord Entertainment Co. *	11,531	400

Marcus Corp.	6,345	69

Monarch Casino & Resort, Inc. *	2,782	29

Morgans Hotel Group Co. *	7,036	69

Orient-Express Hotels Ltd., Class A *	34,079	422
Red Lion Hotels Corp. *	4,160	34
		1,344

Machinery – Construction & Mining – 0.1%
Astec Industries, Inc. *	6,412	239

Machinery – Diversified – 1.6%

Alamo Group, Inc.	2,047	56

Albany International Corp., Class A	9,155	228

Altra Holdings, Inc. *	8,918	211

Applied Industrial Technologies, Inc.	13,803	459

Briggs & Stratton Corp.	16,383	371

Cascade Corp.	2,942	131

Chart Industries, Inc. *	9,411	518

Cognex Corp.	13,081	370

Columbus McKinnon Corp. *	6,268	116

DXP Enterprises, Inc. *	2,964	68

Flow International Corp. *	16,679	73

Gerber Scientific, Inc. *	8,869	83

Gorman-Rupp (The) Co.	4,209	166

Intermec, Inc. *	16,488	178

Intevac, Inc. *	7,079	88

iRobot Corp. *	6,818	224

Kadant, Inc. *	3,972	104

Lindsay Corp.	4,101	324

Middleby Corp. *	5,447	508

NACCO Industries, Inc., Class A	1,856	205

Nordson Corp.	11,293	1,299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Machinery – Diversified – 1.6% – continued

Presstek, Inc. *	7,658	$16

Robbins & Myers, Inc.	12,867	592

Sauer-Danfoss, Inc. *	3,687	188

Tecumseh Products Co., Class A *	5,912	59

Tennant Co.	6,304	265

Twin Disc, Inc.	2,999	97
		6,997

Media – 0.5%

AH Belo Corp., Class A *	6,556	55

Beasley Broadcasting Group, Inc., Class A *	2,322	17

Belo Corp., Class A *	30,044	265

Cambium Learning Group, Inc. *	4,558	15

CKX, Inc. *	16,866	71

Courier Corp.	3,419	48

Crown Media Holdings, Inc., Class A *	8,182	19

Cumulus Media, Inc., Class A *	6,013	26

Demand Media, Inc. *	2,573	61

Dex One Corp. *	16,939	82

DG FastChannel, Inc. *	8,351	269

Dolan (The) Co. *	9,752	118

Entercom Communications Corp., Class A *	7,865	87

Entravision Communications Corp., Class A *	18,339	50

EW Scripps (The) Co., Class A *	11,081	110

Fisher Communications, Inc. *	2,042	63

Gray Television, Inc. *	13,339	28

Journal Communications, Inc., Class A *	15,298	92

Lee Enterprises, Inc. *	17,458	47

LIN TV Corp., Class A *	11,289	67

LodgeNet Interactive Corp. *	8,617	31

Martha Stewart Living Omnimedia, Inc., Class A *	7,829	29

McClatchy (The) Co., Class A *	19,705	67

Media General, Inc., Class A *	7,038	48

Nexstar Broadcasting Group, Inc., Class A *	2,873	25

Outdoor Channel Holdings, Inc. *	3,953	29

PRIMEDIA, Inc.	6,481	32

Radio One, Inc., Class D *	8,472	17

Scholastic Corp.	8,318	225

Sinclair Broadcast Group, Inc., Class A	15,081	189

SuperMedia, Inc. *	3,535	22

Value Line, Inc.	300	4

Westwood One, Inc. *	1,499	11

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Media – 0.5% – continued
World Wrestling Entertainment, Inc., Class A	8,057	$101
		2,420

Metal Fabrication/Hardware – 0.9%

A.M. Castle & Co. *	5,599	106

Ampco-Pittsburgh Corp.	2,736	75

CIRCOR International, Inc.	5,695	268

Dynamic Materials Corp.	4,366	122

Furmanite Corp. *	12,154	97

Haynes International, Inc.	4,061	225

Kaydon Corp.	10,989	431

L.B. Foster Co., Class A	3,436	148

Ladish Co., Inc. *	5,253	287

Lawson Products, Inc.	1,494	34

Mueller Industries, Inc.	12,519	458

Mueller Water Products, Inc., Class A	50,331	226

Northwest Pipe Co. *	3,265	75

Olympic Steel, Inc.	2,904	95

Omega Flex, Inc. *	662	9

RBC Bearings, Inc. *	7,197	275

RTI International Metals, Inc. *	10,007	312

Sun Hydraulics Corp.	4,013	173
Worthington Industries, Inc.	18,579	389
		3,805

Mining – 1.7%

Allied Nevada Gold Corp. *	24,986	887

AMCOL International Corp.	7,690	277

Capital Gold Corp. *	19,970	128

Century Aluminum Co. *	21,105	394

Coeur d’Alene Mines Corp. *	29,190	1,015

General Moly, Inc. *	22,635	122

Globe Specialty Metals, Inc.	20,401	464

Golden Star Resources Ltd. *	85,345	253

Hecla Mining Co. *	91,850	834

Horsehead Holding Corp. *	14,342	245

Jaguar Mining, Inc. *	28,749	150

Kaiser Aluminum Corp.	5,112	252

Materion Corp. *	6,764	276

Molycorp, Inc. *	8,484	509

Noranda Aluminum Holding Corp. *	4,206	68

Stillwater Mining Co. *	14,634	336

Thompson Creek Metals Co., Inc. *	54,377	682

United States Lime & Minerals, Inc. *	837	34

Uranium Energy Corp. *	20,927	83

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31,2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Mining – 1.7% – continued

US Gold Corp. *	28,925	$255
USEC, Inc. *	38,164	168
		7,432

Miscellaneous Manufacturing – 2.1%

A.O. Smith Corp.	12,065	535

Actuant Corp., Class A	22,497	652

American Railcar Industries, Inc. *	3,190	80

Ameron International Corp.	3,074	215

AZZ, Inc.	3,961	181

Barnes Group, Inc. *	15,914	332

Blount International, Inc. *	15,938	255

Brink’s (The) Co.	15,941	528

Ceradyne, Inc. *	8,351	376

CLARCOR, Inc.	16,731	752

Colfax Corp. *	8,034	184

Eastman Kodak Co. *	88,427	286

EnPro Industries, Inc. *	6,833	248

ESCO Technologies, Inc.	8,615	329

Fabrinet *	3,274	66

Federal Signal Corp.	20,030	130

FreightCar America, Inc. *	4,160	135

GP Strategies Corp. *	4,413	60

Griffon Corp. *	14,804	194

Hexcel Corp. *	32,154	633

John Bean Technologies Corp.	9,168	176

Koppers Holdings, Inc.	6,826	291

LSB Industries, Inc. *	5,717	227

Lydall, Inc. *	6,133	55

Matthews International Corp., Class A	10,049	387

Metabolix, Inc. *	8,154	86

Movado Group, Inc. *	5,415	79

Myers Industries, Inc.	12,211	121

NL Industries, Inc.	1,800	27

Park-Ohio Holdings Corp. *	2,840	59

PMFG, Inc. *	4,991	107

Polypore International, Inc. *	7,282	419

Raven Industries, Inc.	5,313	326

Smith & Wesson Holding Corp. *	20,583	73

Standex International Corp.	4,085	155

STR Holdings, Inc. *	9,610	184

Sturm Ruger & Co., Inc.	6,084	140

Tredegar Corp.	8,155	176
Trimas Corp. *	4,827	104
		9,363

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Office Furnishings – 0.4%

Herman Miller, Inc.	18,825	$518

HNI Corp.	14,860	469

Interface, Inc., Class A	16,840	311

Knoll, Inc.	15,696	329
Steelcase, Inc., Class A	24,986	284
		1,911

Oil & Gas – 3.4%

Abraxas Petroleum Corp. *	22,463	131

Alon USA Energy, Inc.	2,500	34

Apco Oil and Gas International, Inc.	3,070	263

Approach Resources, Inc. *	5,936	199

ATP Oil & Gas Corp. *	14,859	269

Berry Petroleum Co., Class A	16,927	854

Bill Barrett Corp. *	15,280	610

BPZ Resources, Inc. *	31,813	169

Brigham Exploration Co. *	38,513	1,432

Callon Petroleum Co. *	9,622	75

CAMAC Energy, Inc. *	19,824	30

Carrizo Oil & Gas, Inc. *	11,677	431

Cheniere Energy, Inc. *	19,972	186

Clayton Williams Energy, Inc. *	2,012	213

Contango Oil & Gas Co. *	3,826	242

CVR Energy, Inc. *	10,253	237

Delek US Holdings, Inc.	3,900	53

Delta Petroleum Corp. *	61,703	56

Endeavour International Corp. *	10,022	127

Energy Partners Ltd. *	9,245	166

Energy XXI Bermuda Ltd. *	24,398	832

Evolution Petroleum Corp. *	4,295	34

FX Energy, Inc. *	14,715	123

Gastar Exploration Ltd. *	17,309	84

Georesources, Inc. *	5,321	166

GMX Resources, Inc. *	17,316	107

Goodrich Petroleum Corp. *	8,263	184

Gulfport Energy Corp. *	9,023	326

Harvest Natural Resources, Inc. *	11,302	172

Hercules Offshore, Inc. *	37,401	247

Houston American Energy Corp.	5,896	91

Isramco, Inc. *	200	13

Kodiak Oil & Gas Corp. *	58,752	394

Magnum Hunter Resources Corp. *	18,324	157

McMoRan Exploration Co.*	31,934	566

Miller Petroleum, Inc. *	7,103	36

Northern Oil and Gas, Inc. *	18,067	482

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Oil & Gas – 3.4% – continued

Oasis Petroleum, Inc. *	15,868	$502

Panhandle Oil and Gas, Inc., Class A	2,641	84

Parker Drilling Co. *	39,162	271

Penn Virginia Corp.	14,878	252

Petroleum Development Corp. *	7,771	373

Petroquest Energy, Inc. *	17,838	167

Pioneer Drilling Co. *	17,564	242

RAM Energy Resources, Inc. *	15,775	33

Resolute Energy Corp. *	12,473	226

Rex Energy Corp. *	10,563	123

Rosetta Resources, Inc. *	17,514	833

Stone Energy Corp. *	14,380	480

Swift Energy Co.*	13,897	593

TransAtlantic Petroleum Ltd. *	49,083	152

US Energy Corp. *	9,943	62

Vaalco Energy, Inc. *	16,550	128

Vantage Drilling Co. *	51,460	93

Venoco, Inc. *	6,559	112

W&T Offshore, Inc.	11,533	263

Warren Resources, Inc. *	22,333	114
Western Refining, Inc. *	16,612	282
		15,176

Oil & Gas Services – 1.9%

Basic Energy Services, Inc. *	7,404	189

Cal Dive International, Inc. *	30,609	214

CARBO Ceramics, Inc.	6,347	896

Complete Production Services, Inc. *	25,787	820

Dawson Geophysical Co. *	2,531	111

Dril-Quip, Inc. *	11,283	892

Global Geophysical Services, Inc. *	2,140	31

Global Industries Ltd. *	34,183	335

Gulf Island Fabrication, Inc.	4,757	153

Helix Energy Solutions Group, Inc. *	34,472	593

Hornbeck Offshore Services, Inc. *	7,693	237

ION Geophysical Corp. *	42,337	537

Key Energy Services, Inc. *	41,832	650

Lufkin Industries, Inc.	9,913	927

Matrix Service Co. *	8,797	122

Natural Gas Services Group, Inc. *	4,172	74

Newpark Resources, Inc. *	29,386	231

OYO Geospace Corp. *	1,379	136

RPC, Inc.	14,233	360

Targa Resources Corp.	5,409	196

Tesco Corp.*	10,256	225

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Oil & Gas Services – 1.9% – continued

Tetra Technologies, Inc. *	25,067	$386

Union Drilling, Inc. *	5,121	53
Willbros Group, Inc. *	15,603	170
		8,538

Packaging & Containers – 0.4%

AEP Industries, Inc. *	1,384	41

Graham Packaging Co., Inc. *	5,880	103

Graphic Packaging Holding Co. *	37,074	201

Rock-Tenn Co., Class A	12,904	895
Silgan Holdings, Inc.	16,186	617
		1,857

Pharmaceuticals – 2.8%

Acura Pharmaceuticals, Inc. *	1,968	6

Akorn, Inc. *	18,788	108

Alexza Pharmaceuticals, Inc. *	10,726	18

Alimera Sciences, Inc. *	1,800	14

Alkermes, Inc. *	31,523	408

Allos Therapeutics, Inc. *	25,564	81

Anacor Pharmaceuticals, Inc. *	3,816	26

Antares Pharma, Inc. *	26,738	48

Anthera Pharmaceuticals, Inc. *	2,463	17

Aoxing Pharmaceutical Co., Inc. *	6,515	14

Ardea Biosciences, Inc. *	4,931	141

Array Biopharma, Inc. *	17,335	53

Auxilium Pharmaceuticals, Inc. *	13,795	296

AVANIR Pharmaceuticals, Inc., Class A *	32,023	131

AVI BioPharma, Inc. *	39,293	73

Biodel, Inc. *	4,619	10

BioScrip, Inc. *	13,559	64

Biospecifics Technologies Corp. *	1,534	39

Cadence Pharmaceuticals, Inc. *	9,424	87

Caraco Pharmaceutical Laboratories Ltd. *	3,400	18

Catalyst Health Solutions, Inc. *	12,463	697

Corcept Therapeutics, Inc. *	10,271	44

Cornerstone Therapeutics, Inc. *	2,321	15

Cumberland Pharmaceuticals, Inc. *	4,296	24

Cytori Therapeutics, Inc. *	15,062	118

Depomed, Inc. *	17,819	179

Durect Corp. *	29,239	105

Dyax Corp. *	28,987	47

Endocyte, Inc. *	2,367	20

Furiex Pharmaceuticals, Inc. *	3,368	57

Hi-Tech Pharmacal Co., Inc. *	3,068	62

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Pharmaceuticals – 2.8% – continued

Idenix Pharmaceuticals, Inc. *	10,537	$35

Impax Laboratories, Inc. *	20,539	523

Infinity Pharmaceuticals, Inc. *	5,201	31

Inspire Pharmaceuticals, Inc. *	19,309	76

Ironwood Pharmaceuticals, Inc. *	6,805	95

Isis Pharmaceuticals, Inc. *	30,624	277

Jazz Pharmaceuticals, Inc. *	4,920	157

Keryx Biopharmaceuticals, Inc. *	16,939	85

Lannett Co., Inc. *	3,046	17

MannKind Corp. *	22,033	80

MAP Pharmaceuticals, Inc. *	5,560	77

Medicis Pharmaceutical Corp., Class A	19,746	633

Medivation, Inc. *	11,188	209

Nabi Biopharmaceuticals *	14,199	82

Nature’s Sunshine Products, Inc. *	2,208	20

Nektar Therapeutics *	37,826	358

Neogen Corp. *	7,612	315

Neurocrine Biosciences, Inc. *	16,742	127

NeurogesX, Inc. *	3,260	13

Nutraceutical International Corp. *	2,816	42

Obagi Medical Products, Inc. *	6,283	79

Onyx Pharmaceuticals, Inc. *	20,751	730

Opko Health, Inc. *	29,252	109

Optimer Pharmaceuticals, Inc. *	11,635	138

Orexigen Therapeutics, Inc. *	9,228	26

Osiris Therapeutics, Inc. *	4,908	36

Pain Therapeutics, Inc. *	11,582	111

Par Pharmaceutical Cos., Inc. *	11,590	360

Pharmacyclics, Inc. *	14,200	84

Pharmasset, Inc. *	10,594	834

PharMerica Corp. *	10,006	114

Pozen, Inc. *	8,573	46

Progenics Pharmaceuticals, Inc. *	10,282	64

Questcor Pharmaceuticals, Inc. *	18,529	267

Rigel Pharmaceuticals, Inc. *	17,566	125

Salix Pharmaceuticals Ltd. *	18,943	664

Santarus, Inc. *	19,271	66

Savient Pharmaceuticals, Inc. *	22,980	244

Schiff Nutrition International, Inc.	3,702	34

Sciclone Pharmaceuticals, Inc. *	11,759	47

SIGA Technologies, Inc. *	11,661	141

Somaxon Pharmaceuticals, Inc. *	11,350	32

Spectrum Pharmaceuticals, Inc. *	17,316	154

Sucampo Pharmaceuticals, Inc., Class A *	2,546	11

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Pharmaceuticals – 2.8% – continued

Synta Pharmaceuticals Corp. *	8,465	$44

Synutra International, Inc. *	6,799	78

Targacept, Inc. *	8,094	215

Theravance, Inc. *	20,912	506

USANA Health Sciences, Inc. *	2,106	73

Vanda Pharmaceuticals, Inc. *	8,459	62

Viropharma, Inc. *	25,817	514

Vivus, Inc. *	26,822	166

XenoPort, Inc. *	9,692	57

Zalicus, Inc. *	23,268	56
Zogenix, Inc. *	2,181	11
		12,570

Pipelines – 0.0%
Crosstex Energy, Inc. *	13,331	133

Real Estate – 0.1%

Avatar Holdings, Inc. *	2,718	54

Consolidated-Tomoka Land Co.	1,575	51

Forestar Group, Inc. *	12,129	231

HFF, Inc., Class A *	6,262	94

Kennedy-Wilson Holdings, Inc. *	7,326	79

Terreno Realty Corp.	2,541	44

Thomas Properties Group, Inc. *	12,729	43
United Capital Corp. *	480	13
		609

Real Estate Investment Trusts – 7.3%

Acadia Realty Trust	13,506	256

Agree Realty Corp.	3,058	69

Alexander’s, Inc.	674	274

American Assets Trust, Inc.	10,576	225

American Campus Communities, Inc.	21,673	715

American Capital Agency Corp.	41,042	1,196

Anworth Mortgage Asset Corp.	39,717	282

Apollo Commercial Real Estate Finance, Inc.	6,062	99

Ashford Hospitality Trust, Inc.	15,055	166

Associated Estates Realty Corp. *	13,829	220

BioMed Realty Trust, Inc.	43,326	824

Campus Crest Communities, Inc.	10,275	122

CapLease, Inc. *	19,920	109

Capstead Mortgage Corp.	23,327	298

CBL & Associates Properties, Inc.	45,683	796

Cedar Shopping Centers, Inc. *	18,499	112

Chatham Lodging Trust	3,241	53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Real Estate Investment Trusts – 7.3% – continued

Chesapeake Lodging Trust	8,313	$145

Cogdell Spencer, Inc.	13,780	82

Colonial Properties Trust	25,934	499

Colony Financial, Inc.	5,890	111

Coresite Realty Corp.	6,085	96

Cousins Properties, Inc.	29,867	249

CreXus Investment Corp.	3,946	45

Cypress Sharpridge Investments, Inc.	22,944	291

DCT Industrial Trust, Inc.	81,153	450

DiamondRock Hospitality Co.	54,688	611

DuPont Fabros Technology, Inc.	13,464	326

Dynex Capital, Inc.	8,977	90

EastGroup Properties, Inc.	8,987	395

Education Realty Trust, Inc. *	23,406	188

Entertainment Properties Trust	15,346	718

Equity Lifestyle Properties, Inc.	8,707	502

Equity One, Inc.	13,147	247

Excel Trust, Inc.	5,314	63

Extra Space Storage, Inc.	28,940	599

FelCor Lodging Trust, Inc. *	31,528	193

First Industrial Realty Trust, Inc. *	25,664	305

First Potomac Realty Trust	16,232	256

Franklin Street Properties Corp.	23,227	327

Getty Realty Corp.	6,847	157

Gladstone Commercial Corp.	2,857	52

Glimcher Realty Trust	32,392	300

Government Properties Income Trust	9,248	248

Hatteras Financial Corp.	23,889	672

Healthcare Realty Trust, Inc.	22,227	505

Hersha Hospitality Trust *	44,243	263

Highwoods Properties, Inc.	23,722	830

Home Properties, Inc.	12,440	733

Hudson Pacific Properties, Inc.	5,140	76

Inland Real Estate Corp.	24,843	237

Invesco Mortgage Capital, Inc.	23,604	516

Investors Real Estate Trust	24,089	229

iStar Financial, Inc. *	30,510	280

Kilroy Realty Corp. *	18,008	699

Kite Realty Group Trust	18,919	100

LaSalle Hotel Properties	24,929	673

Lexington Realty Trust	35,048	328

LTC Properties, Inc.	9,983	283

Medical Properties Trust, Inc.	36,781	426

MFA Financial, Inc.	114,009	935

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Real Estate Investment Trusts – 7.3% – continued

Mid-America Apartment Communities, Inc.	11,754	$755

Mission West Properties, Inc.	5,284	35

Monmouth Real Estate Investment Corp., Class A	9,077	74

MPG Office Trust, Inc. *	17,322	64

National Health Investors, Inc.	8,105	388

National Retail Properties, Inc.	27,545	720

Newcastle Investment Corp. *	20,272	122

NorthStar Realty Finance Corp.	25,311	135

Omega Healthcare Investors, Inc.	32,492	726

One Liberty Properties, Inc.	2,919	44

Parkway Properties, Inc.	7,399	126

Pebblebrook Hotel Trust	12,444	276

Pennsylvania Real Estate Investment Trust	18,617	266

PennyMac Mortgage Investment Trust	8,709	160

Post Properties, Inc. *	16,041	630

Potlatch Corp.	13,095	526

PS Business Parks, Inc.	6,153	356

RAIT Financial Trust	31,558	78

Ramco-Gershenson Properties Trust	12,618	158

Redwood Trust, Inc.	26,109	406

Resource Capital Corp.	16,998	112

Retail Opportunity Investments Corp.	14,073	154

Sabra Healthcare REIT, Inc. *	8,148	143

Saul Centers, Inc.	2,112	94

Sovran Self Storage, Inc.	9,281	367

Starwood Property Trust, Inc.	23,716	529

Strategic Hotels & Resorts, Inc. *	46,791	302

Summit Hotel Properties, Inc. *	8,558	85

Sun Communities, Inc.	6,273	224

Sunstone Hotel Investors, Inc. *	39,173	399

Tanger Factory Outlet Centers, Inc.	26,636	699

Two Harbors Investment Corp.	22,794	239

UMH Properties, Inc.	2,854	28

Universal Health Realty Income Trust	3,998	162

Urstadt Biddle Properties, Inc., Class A	7,013	133

U-Store-It Trust	30,879	325

Walter Investment Management Corp.	8,709	140

Washington Real Estate Investment Trust	21,236	660
Winthrop Realty Trust	7,107	87
		32,073

Retail – 5.6%

99 Cents Only Stores *	15,347	301

AFC Enterprises, Inc. *	8,313	126

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Retail – 5.6% – continued

America’s Car-Mart, Inc. *	3,203	$83

ANN, Inc. *	17,875	520

Asbury Automotive Group, Inc. *	9,365	173

Ascena Retail Group, Inc. *	19,675	638

Barnes & Noble, Inc.	12,914	119

Bebe Stores, Inc.	11,792	69

Big 5 Sporting Goods Corp.	7,505	89

Biglari Holdings, Inc. *	476	202

BJ’s Restaurants, Inc. *	7,436	292

Bob Evans Farms, Inc.	10,217	333

Body Central Corp. *	1,906	44

Bon-Ton Stores (The), Inc. *	4,447	69

Books-A-Million, Inc.	2,023	8

Bravo Brio Restaurant Group, Inc. *	3,545	63

Brown Shoe Co., Inc.	14,174	173

Buckle (The), Inc.	8,633	349

Buffalo Wild Wings, Inc. *	6,018	328

Build-A-Bear Workshop, Inc. *	6,306	38

Cabela’s, Inc. *	13,271	332

California Pizza Kitchen, Inc. *	6,259	106

Caribou Coffee Co., Inc. *	2,714	28

Carrols Restaurant Group, Inc. *	5,055	47

Casey’s General Stores, Inc.	12,553	490

Cash America International, Inc.	9,826	452

Casual Male Retail Group, Inc. *	15,224	75

Cato (The) Corp., Class A	8,971	220

CEC Entertainment, Inc.	6,608	249

Charming Shoppes, Inc. *	39,435	168

Cheesecake Factory (The), Inc. *	20,166	607

Children’s Place Retail Stores (The), Inc. *	8,458	421

Christopher & Banks Corp.	12,882	83

Citi Trends, Inc. *	5,099	114

Coinstar, Inc. *	10,372	476

Coldwater Creek, Inc. *	17,772	47

Collective Brands, Inc. *	21,500	464

Conn’s, Inc. *	4,382	20

Cracker Barrel Old Country Store, Inc.	7,828	385

Denny’s Corp. *	31,477	128

Destination Maternity Corp.	3,052	70

Dillard’s, Inc., Class A	13,552	544

DineEquity, Inc. *	5,947	327

Domino’s Pizza, Inc. *	12,067	222

DSW, Inc., Class A *	4,702	188

Einstein Noah Restaurant Group, Inc.	1,411	23

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Retail – 5.6% – continued

Express, Inc.	5,339	$104

Ezcorp, Inc., Class A *	15,242	478

Finish Line (The), Inc., Class A	16,983	337

First Cash Financial Services, Inc. *	10,049	388

Fred’s, Inc., Class A	12,994	173

Gaiam, Inc., Class A	4,452	29

Genesco, Inc. *	7,901	318

Gordmans Stores, Inc. *	1,676	30

Group 1 Automotive, Inc.	8,114	347

Haverty Furniture Cos., Inc.	6,449	86

hhgregg, Inc. *	4,261	57

Hibbett Sports, Inc. *	9,475	339

HOT Topic, Inc.	14,221	81

HSN, Inc. *	12,828	411

Jack in the Box, Inc. *	17,490	397

Jamba, Inc. *	22,949	50

JOS. A. Bank Clothier, Inc. *	9,112	464

Kenneth Cole Productions, Inc., Class A *	2,663	35

Kirkland’s, Inc. *	5,183	80

Krispy Kreme Doughnuts, Inc. *	19,020	134

Lithia Motors, Inc., Class A	7,507	109

Liz Claiborne, Inc. *	30,471	164

Lumber Liquidators Holdings, Inc. *	7,142	178

MarineMax, Inc. *	7,233	71

McCormick & Schmick’s Seafood Restaurants, Inc. *	5,353	39

Men’s Wearhouse (The), Inc.	17,450	472

New York & Co., Inc. *	9,087	64

Nu Skin Enterprises, Inc., Class A	16,277	468

O’Charleys, Inc. *	5,200	31

OfficeMax, Inc. *	27,774	359

P.F. Chang’s China Bistro, Inc.	7,715	356

Pacific Sunwear of California, Inc. *	20,982	76

Pantry (The), Inc. *	7,569	112

Papa John’s International, Inc. *	7,107	225

PC Connection, Inc. *	2,905	26

Penske Automotive Group, Inc. *	14,683	294

Pep Boys - Manny, Moe & Jack	17,469	222

PetMed Express, Inc.	7,449	118

Pier 1 Imports, Inc. *	34,966	355

Pricesmart, Inc.	5,154	189

Red Robin Gourmet Burgers, Inc. *	5,236	141

Regis Corp.	18,693	332

Retail Ventures, Inc. *	7,938	137

Rite Aid Corp. *	184,148	195

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Retail – 5.6% – continued

Ruby Tuesday, Inc. *	20,898	$274

Rue21, Inc. *	4,903	141

Rush Enterprises, Inc., Class A *	10,597	210

Ruth’s Hospitality Group, Inc. *	11,042	57

Saks, Inc. *	45,010	509

Sally Beauty Holdings, Inc. *	31,202	437

Shoe Carnival, Inc. *	3,096	87

Sonic Automotive, Inc., Class A	13,154	184

Sonic Corp. *	19,668	178

Stage Stores, Inc.	12,198	234

Stein Mart, Inc.	8,186	83

Steinway Musical Instruments, Inc. *	1,817	40

Susser Holdings Corp. *	2,336	31

Systemax, Inc. *	3,958	54

Talbots, Inc. *	22,973	139

Texas Roadhouse, Inc.	18,939	322

Tuesday Morning Corp. *	10,582	52

Ulta Salon Cosmetics & Fragrance, Inc. *	10,537	507

Vera Bradley, Inc. *	4,297	181

Vitamin Shoppe, Inc. *	5,318	180

West Marine, Inc. *	5,399	56

Wet Seal (The), Inc., Class A *	34,409	147

Winmark Corp.	685	32

World Fuel Services Corp.	22,763	924
Zumiez, Inc. *	6,975	184
		24,617

Savings & Loans – 1.0%

Abington Bancorp, Inc.	7,634	93

Astoria Financial Corp.	28,774	413

Bank Mutual Corp.	16,651	70

BankFinancial Corp.	6,071	56

Beneficial Mutual Bancorp, Inc. *	12,114	104

Berkshire Hills Bancorp, Inc.	4,897	102

BofI Holding, Inc. *	1,877	29

Brookline Bancorp, Inc.	20,056	211

Clifton Savings Bancorp, Inc.	3,564	42

Danvers Bancorp, Inc.	6,562	141

Dime Community Bancshares, Inc.	9,224	136

ESB Financial Corp.	2,574	38

ESSA Bancorp, Inc.	3,894	51

First Financial Holdings, Inc.	5,447	62

Flagstar Bancorp, Inc. *	19,009	29

Flushing Financial Corp.	10,160	151

Fox Chase Bancorp, Inc.	1,905	27

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Savings & Loans – 1.0% – continued

Heritage Financial Group, Inc.	932	$12

Home Bancorp, Inc. *	2,565	39

Home Federal Bancorp, Inc.	5,400	64

Investors Bancorp, Inc. *	16,075	239

Kaiser Federal Financial Group, Inc.	691	9

Kearny Financial Corp.	4,839	49

Meridian Interstate Bancorp, Inc. *	2,808	39

NASB Financial, Inc. *	800	13

NewAlliance Bancshares, Inc.	35,215	523

Northfield Bancorp, Inc.	5,252	72

Northwest Bancshares, Inc.	36,931	463

OceanFirst Financial Corp.	4,499	63

Oritani Financial Corp.	18,820	239

Provident Financial Services, Inc.	19,713	292

Provident New York Bancorp	12,855	133

Rockville Financial, Inc.	3,336	35

Roma Financial Corp.	2,224	25

Territorial Bancorp, Inc.	4,851	97

United Financial Bancorp, Inc.	6,242	103

ViewPoint Financial Group	5,062	66

Waterstone Financial, Inc. *	1,700	5

Westfield Financial, Inc.	10,085	91
WSFS Financial Corp.	1,939	91
		4,517

Semiconductors – 3.4%

Advanced Analogic Technologies, Inc. *	15,112	57

Alpha & Omega Semiconductor Ltd. *	1,423	18

Amkor Technology, Inc. *	34,430	232

Anadigics, Inc. *	20,672	93

Applied Micro Circuits Corp. *	22,070	229

ATMI, Inc. *	10,378	196

Axcelis Technologies, Inc. *	34,111	90

AXT, Inc. *	10,146	73

Brooks Automation, Inc. *	21,101	290

Cabot Microelectronics Corp. *	7,872	411

Cavium Networks, Inc. *	15,486	696

Ceva, Inc. *	7,032	188

Cirrus Logic, Inc. *	22,880	481

Cohu, Inc.	8,117	125

Conexant Systems, Inc. *	30,232	72

Diodes, Inc. *	11,438	390

DSP Group, Inc. *	7,697	59

Emulex Corp. *	28,972	309

Entegris, Inc. *	42,945	377

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Semiconductors – 3.4% – continued

Entropic Communications, Inc. *	21,375	$181

Exar Corp. *	12,369	74

Formfactor, Inc. *	16,027	165

FSI International, Inc. *	11,478	50

GSI Technology, Inc. *	7,243	66

GT Solar International, Inc. *	20,254	216

Hittite Microwave Corp. *	9,079	579

Ikanos Communications, Inc. *	8,591	10

Inphi Corp. *	2,176	46

Integrated Device Technology, Inc. *	51,414	379

Integrated Silicon Solution, Inc. *	8,346	77

IXYS Corp. *	8,126	109

Kopin Corp. *	22,094	101

Kulicke & Soffa Industries, Inc. *	23,497	220

Lattice Semiconductor Corp. *	38,372	226

LTX-Credence Corp. *	16,467	150

Mattson Technology, Inc. *	18,567	45

MaxLinear, Inc., Class A *	2,098	17

Micrel, Inc.	17,306	233

Microsemi Corp. *	27,516	570

Mindspeed Technologies, Inc. *	10,279	87

MIPS Technologies, Inc. *	16,265	171

MKS Instruments, Inc.	16,621	554

Monolithic Power Systems, Inc. *	11,093	157

MoSys, Inc. *	9,565	58

Nanometrics, Inc. *	5,675	103

Netlogic Microsystems, Inc. *	20,780	873

Omnivision Technologies, Inc. *	18,609	661

Pericom Semiconductor Corp. *	7,965	83

Photronics, Inc. *	18,306	164

PLX Technology, Inc. *	12,711	46

Power Integrations, Inc.	8,330	319

Richardson Electronics Ltd.	5,244	69

Rubicon Technology, Inc. *	5,335	148

Rudolph Technologies, Inc. *	11,113	122

Semtech Corp. *	20,876	522

Sigma Designs, Inc. *	10,262	133

Silicon Image, Inc. *	25,508	229

Standard Microsystems Corp. *	7,511	185

Supertex, Inc. *	3,469	77

Tessera Technologies, Inc. *	16,445	300

TriQuint Semiconductor, Inc. *	51,264	662

Ultra Clean Holdings *	6,897	71

Ultratech, Inc.*	7,995	235

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Semiconductors – 3.4% – continued

Veeco Instruments, Inc. *	13,441	$683

Volterra Semiconductor Corp. *	8,329	207
Zoran Corp. *	17,393	181
		15,000

Software – 4.1%

Accelrys, Inc. *	17,939	144

ACI Worldwide, Inc. *	11,320	371

Actuate Corp. *	14,778	77

Acxiom Corp. *	22,699	326

Advent Software, Inc. *	10,405	298

American Software, Inc., Class A	6,274	46

Ariba, Inc. *	29,724	1,015

Aspen Technology, Inc. *	20,289	304

athenahealth, Inc. *	11,089	500

Avid Technology, Inc. *	9,872	220

Blackbaud, Inc.	14,900	406

Blackboard, Inc. *	11,352	411

Bottomline Technologies, Inc. *	10,457	263

CDC Corp., Class A *	9,097	23

CommVault Systems, Inc. *	14,306	571

Computer Programs & Systems, Inc.	3,258	209

Concur Technologies, Inc. *	13,354	740

Convio, Inc. *	1,830	21

CSG Systems International, Inc. *	11,325	226

Deltek, Inc. *	6,531	50

DemandTec, Inc. *	6,078	80

Digi International, Inc. *	7,818	83

DynaVox, Inc., Class A *	2,668	15

Ebix, Inc. *	9,812	232

Envestnet, Inc. *	2,172	29

Epicor Software Corp. *	16,496	183

EPIQ Systems, Inc.	10,608	152

ePocrates, Inc. *	886	18

Fair Isaac Corp.	13,557	429

FalconStor Software, Inc. *	10,212	46

Global Defense Technology & Systems, Inc. *	1,915	46

Guidance Software, Inc. *	4,087	34

Innerworkings, Inc. *	8,559	63

Interactive Intelligence, Inc. *	4,157	161

JDA Software Group, Inc. *	14,547	440

Lawson Software, Inc. *	45,997	557

Mantech International Corp., Class A *	7,300	310

MedAssets, Inc. *	14,298	218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Software – 4.1% – continued

Medidata Solutions, Inc. *	6,050	$155

MicroStrategy, Inc., Class A *	2,836	381

Monotype Imaging Holdings, Inc. *	7,002	102

NetSuite, Inc. *	5,993	174

Omnicell, Inc. *	10,815	165

OPNET Technologies, Inc.	4,372	170

Parametric Technology Corp. *	38,483	865

PDF Solutions, Inc. *	8,378	56

Pegasystems, Inc.	5,448	207

Progress Software Corp. *	22,192	646

PROS Holdings, Inc. *	6,359	93

QAD, Inc., Class A *	2,801	30

QLIK Technologies, Inc. *	4,476	116

Quality Systems, Inc.	6,247	521

Quest Software, Inc. *	19,937	506

RealPage, Inc. *	5,095	141

Renaissance Learning, Inc.	4,832	57

RightNow Technologies, Inc. *	7,196	225

Rosetta Stone, Inc. *	3,705	49

Schawk, Inc.	3,748	73

Seachange International, Inc. *	9,980	95

Smith Micro Software, Inc. *	9,643	90

SolarWinds, Inc. *	11,816	277

SS&C Technologies Holdings, Inc. *	4,163	85

Synchronoss Technologies, Inc. *	7,607	264

SYNNEX Corp. *	7,508	246

Take-Two Interactive Software, Inc. *	23,650	364

Taleo Corp., Class A *	13,186	470

THQ, Inc. *	22,053	101

Trident Microsystems, Inc. *	18,475	21

Tyler Technologies, Inc. *	9,172	217

Ultimate Software Group, Inc. *	8,371	492
VeriFone Systems, Inc. *	28,314	1,556
		18,327

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	11,945	287

Telecommunications – 3.6%

Acme Packet, Inc. *	15,530	1,102

ADTRAN, Inc.	20,587	874

Alaska Communications Systems Group, Inc.	15,386	164

Anaren, Inc. *	4,881	98

Anixter International, Inc.	9,326	652

Arris Group, Inc.*	42,283	539

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Telecommunications – 3.6% – continued

Aruba Networks, Inc. *	25,747	$871

Atlantic Tele-Network, Inc.	3,133	116

Aviat Networks, Inc. *	20,425	106

BigBand Networks, Inc. *	15,133	39

Black Box Corp.	5,939	209

Calix, Inc. *	3,232	66

Cbeyond, Inc. *	9,165	107

Cincinnati Bell, Inc. *	64,180	172

Comtech Telecommunications Corp.	9,512	259

Consolidated Communications Holdings, Inc.	8,008	150

DigitalGlobe, Inc. *	8,975	252

EMS Technologies, Inc. *	4,805	94

Extreme Networks, Inc. *	31,642	111

FiberTower Corp. *	16,171	32

Finisar Corp. *	29,499	726

General Communication, Inc., Class A *	14,155	155

GeoEye, Inc. *	7,200	299

Global Crossing Ltd. *	9,979	139

Globalstar, Inc. *	19,600	25

Globecomm Systems, Inc. *	7,477	92

Harmonic, Inc. *	37,430	351

Hughes Communications, Inc. *	2,898	173

Hypercom Corp. *	15,412	185

ICO Global Communications Holdings Ltd. *	31,722	85

IDT Corp., Class B	4,756	128

Infinera Corp. *	28,609	240

InterDigital, Inc.	14,564	695

IPG Photonics Corp. *	8,621	497

Iridium Communications, Inc. *	11,940	95

Ixia *	11,091	176

Knology, Inc. *	9,948	128

KVH Industries, Inc. *	4,997	76

LogMeIn, Inc. *	5,074	214

Loral Space & Communications, Inc. *	3,612	280

Meru Networks, Inc. *	1,535	31

Motricity, Inc. *	1,460	22

Netgear, Inc. *	11,696	379

Network Equipment Technologies, Inc. *	9,916	37

Neutral Tandem, Inc. *	11,129	164

Novatel Wireless, Inc. *	10,149	55

NTELOS Holdings Corp.	9,762	180

Oclaro, Inc. *	16,586	191

Oplink Communications, Inc. *	6,373	124

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Telecommunications – 3.6% – continued

Opnext, Inc. *	14,724	$36

PAETEC Holding Corp. *	42,793	143

Plantronics, Inc.	16,020	587

Powerwave Technologies, Inc. *	55,850	252

Preformed Line Products Co.	712	49

Premiere Global Services, Inc. *	20,503	156

RF Micro Devices, Inc. *	88,925	570

SAVVIS, Inc. *	12,547	465

Shenandoah Telecommunications Co.	7,690	139

ShoreTel, Inc. *	14,323	118

Sonus Networks, Inc. *	67,965	256

Sycamore Networks, Inc.	6,469	158

Symmetricom, Inc. *	13,937	85

Tekelec *	22,443	182

TeleNav, Inc. *	2,380	28

Tessco Technologies, Inc.	1,445	17

USA Mobility, Inc.	7,265	105

UTStarcom, Inc. *	40,321	95

Viasat, Inc. *	11,035	440
Vonage Holdings Corp. *	33,032	151
		15,987

Textiles – 0.1%

Culp, Inc. *	2,436	23

G&K Services, Inc., Class A	6,243	208
Unifirst Corp.	4,706	249
		480

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. *	9,274	179

Leapfrog Enterprises, Inc. *	12,300	53
RC2 Corp. *	7,314	206
		438

Transportation – 1.8%

Air Transport Services Group, Inc. *	17,342	146

Arkansas Best Corp.	8,200	213

Atlas Air Worldwide Holdings, Inc. *	8,630	602

Baltic Trading Ltd.	5,333	49

Bristow Group, Inc. *	12,006	568

CAI International, Inc. *	3,353	87

Celadon Group, Inc. *	6,873	112

DHT Holdings, Inc. *	16,612	80

Eagle Bulk Shipping, Inc. *	19,882	74

Echo Global Logistics, Inc. *	3,104	41

Excel Maritime Carriers Ltd. *	12,719	55

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Transportation – 1.8% – continued

Forward Air Corp.	9,637	$295

Genco Shipping & Trading Ltd. *	9,271	100

General Maritime Corp. *	24,118	49

Genesee & Wyoming, Inc., Class A *	12,789	744

Golar LNG Ltd.	12,071	309

Gulfmark Offshore, Inc., Class A *	7,827	348

Heartland Express, Inc.	16,845	296

Horizon Lines, Inc., Class A	11,416	10

HUB Group, Inc., Class A *	12,271	444

International Shipholding Corp.	1,612	40

Knight Transportation, Inc.	20,020	385

Knightsbridge Tankers Ltd.	8,182	205

Marten Transport Ltd.	5,083	113

Nordic American Tanker Shipping *	15,876	394

Old Dominion Freight Line, Inc. *	14,028	492

Overseas Shipholding Group, Inc.	8,409	270

P.A.M. Transportation Services, Inc. *	1,189	14

Pacer International, Inc. *	11,440	60

Patriot Transportation Holding, Inc. *	1,200	32

PHI, Inc. (Non Voting) *	4,513	100

Quality Distribution, Inc. *	2,757	33

RailAmerica, Inc. *	7,977	136

Roadrunner Transportation Systems, Inc. *	3,768	56

Saia, Inc. *	5,361	88

Scorpio Tankers, Inc. *	5,479	57

Ship Finance International Ltd.	14,919	309

Teekay Tankers Ltd., Class A *	11,043	115

Ultrapetrol Bahamas Ltd. *	8,773	45

Universal Truckload Services, Inc. *	1,500	26

USA Truck, Inc. *	2,138	28
Werner Enterprises, Inc.	14,062	372
		7,992

Trucking & Leasing – 0.2%

Aircastle Ltd.	17,202	208

AMERCO *	2,837	275

Greenbrier Cos., Inc. *	7,023	199

TAL International Group, Inc. *	5,602	203
Textainer Group Holdings Ltd.	3,288	122
		1,007

Water – 0.3%

American States Water Co.	5,988	215

Artesian Resources Corp., Class A	1,838	36

California Water Service Group	6,625	246

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.3% – continued

Water – 0.3% – continued

Connecticut Water Service, Inc.	2,838	$75

Consolidated Water Co. Ltd.	4,046	44

Middlesex Water Co.	5,821	106

Pico Holdings, Inc. *	7,599	228

SJW Corp.	4,429	103
York Water Co.	4,202	73
		1,126
Total Common Stocks
(Cost $332,365)		421,687
OTHER – 0.0%
Escrow DLB Oil & Gas (1) *	800	–
Total Other
(Cost $ – )		–
RIGHTS — 0.0%
CSF Holdings, Inc. *	4,212	–
Total Rights
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%
Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	429	$–
Total Warrants
(Cost $ — )		–

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 4.7%

Kayne Anderson Energy Development Co.	3,688	$72

Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	20,507,039	20,507
Total Investment Companies
(Cost $20,580)		20,579

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill,

0.17%, 5/5/11 (4)	$1,165	$1,165
Total Short-Term Investments
(Cost $1,165)		1,165

Total Investments – 100.3%
(Cost $354,110)		443,431
Liabilities less Other Assets – (0.3)%		(1,177)
NET ASSETS – 100.0%		$442,254

(1)	Security listed as escrow is considered to be worthless.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $5,649,000 with net purchases of approximately $14,858,000 during the fiscal year ended March 31, 2011.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the Small Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
Russell 2000 Mini	245	$20,622	Long	6/11	$694

At March 31, 2011, the industry sectors (unaudited) for the Small Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.9%
Consumer Staples	2.9
Energy	7.1
Financials	20.2
Health Care	12.4
Industrials	15.6
Information Technology	19.3
Materials	5.8
Telecommunication Services	0.8
Utilities	3.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Advertising	$261	$–	$–	$261
Aerospace/Defense	5,779	89	–	5,868
Agriculture	1,526	–	–	1,526
Airlines	2,831	–	–	2,831
Apparel	8,276	–	–	8,276
Auto Manufacturers	375	–	–	375
Auto Parts & Equipment	4,948	–	–	4,948
Banks	22,566	–	–	22,566
Beverages	653	–	–	653
Biotechnology	8,290	–	–	8,290
Building Materials	2,954	–	–	2,954
Chemicals	9,973	–	–	9,973
Coal	1,729	–	–	1,729

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Commercial Services	$23,626	$–	$–	$23,626
Computers	11,386	–	–	11,386
Cosmetics/Personal Care	393	–	–	393
Distribution/Wholesale	4,097	–	–	4,097
Diversified Financial Services	7,579	–	–	7,579
Electric	7,100	–	–	7,100
Electrical Components & Equipment	6,092	–	–	6,092
Electronics	10,395	–	–	10,395
Energy – Alternate Sources	695	–	–	695
Engineering & Construction	3,127	–	–	3,127
Entertainment	2,782	–	–	2,782
Environmental Control	3,282	–	–	3,282
Food	7,144	–	–	7,144
Forest Products & Paper	2,171	–	–	2,171
Gas	4,704	–	–	4,704
Hand/Machine Tools	351	–	–	351
Healthcare – Products	15,458	–	–	15,458
Healthcare – Services	9,076	–	–	9,076
Holding Companies – Diversified	263	–	–	263
Home Builders	1,181	–	–	1,181
Home Furnishings	1,639	–	–	1,639
Household Products/Wares	1,863	–	–	1,863
Housewares	151	–	–	151
Insurance	11,149	–	2	11,151
Internet	14,310	6	–	14,316
Investment Companies	4,300	–	–	4,300
Iron/Steel	169	–	–	169
Leisure Time	2,701	–	–	2,701
Lodging	1,344	–	–	1,344
Machinery – Construction & Mining	239	–	–	239
Machinery – Diversified	6,997	–	–	6,997
Media	2,420	–	–	2,420
Metal Fabrication/ Hardware	3,805	–	–	3,805
Mining	7,432	–	–	7,432
Miscellaneous Manufacturing	9,363	–	–	9,363
Office Furnishings	1,911	–	–	1,911
Oil & Gas	15,176	–	–	15,176
Oil & Gas Services	8,538	–	–	8,538
Packaging & Containers	1,857	–	–	1,857
Pharmaceuticals	12,570	–	–	12,570
Pipelines	133	–	–	133
Real Estate	609	–	–	609
Real Estate Investment Trusts	32,073	–	–	32,073
Retail	24,617	–	–	24,617
Savings & Loans	4,517	–	–	4,517
Semiconductors	15,000	–	–	15,000
Software	18,327	–	–	18,327
Storage/Warehousing	287	–	–	287
Telecommunications	15,987	–	–	15,987
Textiles	480	–	–	480
Toys, Games & Hobbies	438	–	–	438

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2011

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Transportation	$7,992	$–	$–	$7,992
Trucking & Leasing	1,007	–	–	1,007
Water	1,126	–	–	1,126
Investment Companies	20,579	–	–	20,579
Short-Term Invetments	–	1,165	–	1,165
Total Investments	$442,169	$1,260	$2	$443,431
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$694	$–	$–	$694

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/11 (000S)
Common Stock

Insurance	$–	$–	$(14)	$16	$–	$2

Total	$–	$–	$(14)	$16	$–	$2

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2011 was approximately $(14), which is included in the Statement of Operations as part of net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0%

Advertising – 0.2%

Interpublic Group of (The) Cos., Inc.	83,964	$1,055

Omnicom Group, Inc.	50,336	2,470
		3,525

Aerospace/Defense – 2.0%

Boeing (The) Co.	131,202	9,700

General Dynamics Corp.	65,654	5,026

Goodrich Corp.	22,877	1,957

L-3 Communications Holdings, Inc.	20,776	1,627

Lockheed Martin Corp.	50,452	4,056

Northrop Grumman Corp.	51,942	3,257

Raytheon Co.	62,919	3,201

Rockwell Collins, Inc.	27,037	1,753

United Technologies Corp.	163,443	13,835
		44,412

Agriculture – 1.8%

Altria Group, Inc.	372,293	9,691

Archer-Daniels-Midland Co.	113,246	4,078

Lorillard, Inc.	25,865	2,457

Philip Morris International, Inc.	318,441	20,899

Reynolds American, Inc.	61,412	2,182
		39,307

Airlines – 0.1%
Southwest Airlines Co.	136,850	1,728

Apparel – 0.5%

Coach, Inc.	52,943	2,755

NIKE, Inc., Class B	68,077	5,154

Polo Ralph Lauren Corp.	12,020	1,486

VF Corp.	15,014	1,479
		10,874

Auto Manufacturers – 0.6%

Ford Motor Co. *	672,946	10,034

PACCAR, Inc.	64,984	3,402
		13,436

Auto Parts & Equipment – 0.3%

Goodyear Tire & Rubber (The) Co. *	41,706	625

Johnson Controls, Inc.	119,704	4,976
		5,601

Banks – 8.1%

Bank of America Corp.	1,798,631	23,976

Bank of New York Mellon (The) Corp.	219,747	6,564

BB&T Corp.	123,796	3,398

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Banks – 8.1% – continued

Capital One Financial Corp.	80,840	$4,200

Citigroup, Inc. *	5,169,851	22,851

Comerica, Inc.	30,858	1,133

Fifth Third Bancorp	165,049	2,291

First Horizon National Corp.	50,055	561

First Horizon National Corp. – (Fractional Shares) *	204,131	–

Goldman Sachs Group (The), Inc.	92,338	14,633

Huntington Bancshares, Inc.	149,025	989

JPMorgan Chase & Co.	707,209	32,602

KeyCorp	165,699	1,471

M&T Bank Corp.	21,994	1,946

Marshall & Ilsley Corp.	90,640	724

Morgan Stanley	274,555	7,501

Northern Trust Corp. (1) (2)	41,001	2,081

PNC Financial Services Group, Inc.	93,198	5,871

Regions Financial Corp.	229,641	1,667

State Street Corp.	88,894	3,995

SunTrust Banks, Inc.	92,438	2,666

U.S. Bancorp	339,840	8,982

Wells Fargo & Co.	935,827	29,666

Zions Bancorporation	30,859	712
		180,480

Beverages – 2.3%

Brown-Forman Corp., Class B	17,979	1,228

Coca-Cola (The) Co.	406,831	26,993

Coca-Cola Enterprises, Inc.	58,188	1,589

Constellation Brands, Inc., Class A *	30,619	621

Dr Pepper Snapple Group, Inc.	39,169	1,456

Molson Coors Brewing Co., Class B	29,525	1,384

PepsiCo, Inc.	282,025	18,165
		51,436

Biotechnology – 1.3%

Amgen, Inc. *	165,193	8,830

Biogen Idec, Inc. *	42,565	3,124

Celgene Corp. *	83,331	4,794

Genzyme Corp. *	45,969	3,500

Gilead Sciences, Inc *	141,290	5,996

Life Technologies Corp *	31,993	1,677
		27,921

Building Materials – 0.0%
Masco Corp.	61,571	857

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Chemicals – 2.1%

Air Products & Chemicals, Inc.	38,101	$3,436

Airgas, Inc.	12,879	855

CF Industries Holdings, Inc.	12,972	1,774

Dow Chemical (The) Co.	208,491	7,871

E.I. du Pont de Nemours & Co.	164,223	9,027

Eastman Chemical Co.	12,428	1,234

Ecolab, Inc.	42,161	2,151

FMC Corp.	12,515	1,063

International Flavors & Fragrances, Inc.	13,879	865

Monsanto Co.	95,051	6,868

PPG Industries, Inc.	28,185	2,684

Praxair, Inc.	54,139	5,501

Sherwin-Williams (The) Co.	15,487	1,301

Sigma-Aldrich Corp.	22,610	1,439
		46,069

Coal – 0.3%

Consol Energy, Inc.	39,198	2,102

Massey Energy Co.	17,591	1,203

Peabody Energy Corp.	48,113	3,462
		6,767

Commercial Services – 1.3%

Apollo Group, Inc., Class A *	21,868	912

Automatic Data Processing, Inc.	87,896	4,510

DeVry, Inc.	10,681	588

Equifax, Inc.	21,365	830

H&R Block, Inc.	52,940	886

Iron Mountain, Inc.	37,813	1,181

Mastercard, Inc., Class A	17,133	4,313

Monster Worldwide, Inc. *	22,217	353

Moody’s Corp.	35,033	1,188

Paychex, Inc.	58,745	1,842

Quanta Services, Inc. *	37,133	833

R.R. Donnelley & Sons Co.	35,358	669

Robert Half International, Inc.	25,371	776

SAIC, Inc. *	50,494	855

Total System Services, Inc.	27,922	503

Visa, Inc., Class A	86,221	6,348

Western Union (The) Co.	113,105	2,349
		28,936

Computers – 6.1%

Apple, Inc. *	163,663	57,028

Cognizant Technology Solutions Corp., Class A *	53,815	4,380

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Computers – 6.1% – continued

Computer Sciences Corp.	28,772	$1,402

Dell, Inc. *	298,660	4,334

EMC Corp. *	364,645	9,681

Hewlett-Packard Co.	386,696	15,843

International Business Machines Corp.	216,101	35,240

Lexmark International, Inc., Class A *	13,573	503

NetApp, Inc. *	64,174	3,092

SanDisk Corp. *	42,463	1,957

Teradata Corp. *	28,889	1,465

Western Digital Corp. *	39,646	1,478
		136,403

Cosmetics/Personal Care – 1.9%

Avon Products, Inc.	77,507	2,096

Colgate-Palmolive Co.	87,348	7,054

Estee Lauder (The) Cos., Inc., Class A	20,635	1,988

Procter & Gamble (The) Co.	497,281	30,633
		41,771

Distribution/Wholesale – 0.2%

Fastenal Co.	25,567	1,658

Genuine Parts Co.	27,467	1,473

W.W. Grainger, Inc.	10,927	1,504
		4,635

Diversified Financial Services – 1.6%

American Express Co.	185,349	8,378

Ameriprise Financial, Inc.	44,438	2,714

Charles Schwab (The) Corp.	176,378	3,180

CME Group, Inc.	11,928	3,597

Discover Financial Services	98,548	2,377

E*TRADE Financial Corp. *	40,645	635

Federated Investors, Inc., Class B	15,881	425

Franklin Resources, Inc.	25,978	3,249

IntercontinentalExchange, Inc. *	13,462	1,663

Invesco Ltd.	83,469	2,134

Janus Capital Group, Inc.	31,275	390

Legg Mason, Inc.	26,127	943

NASDAQ OMX Group (The), Inc. *	27,883	721

NYSE Euronext	45,074	1,585

SLM Corp. *	93,391	1,429

T.Rowe Price Group, Inc.	45,816	3,043
		36,463

Electric – 2.8%

AES (The) Corp. *	121,507	1,580

Ameren Corp.	41,221	1,157

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Electric – 2.8% – continued

American Electric Power Co., Inc.	85,884	$3,018

CMS Energy Corp.	42,162	828

Consolidated Edison, Inc.	52,360	2,656

Constellation Energy Group, Inc.	37,514	1,168

Dominion Resources, Inc.	102,550	4,584

DTE Energy Co.	29,247	1,432

Duke Energy Corp.	234,544	4,257

Edison International	59,087	2,162

Entergy Corp.	32,722	2,199

Exelon Corp.	116,700	4,813

FirstEnergy Corp.	74,443	2,761

Integrys Energy Group, Inc.	13,399	677

NextEra Energy, Inc.	75,571	4,165

Northeast Utilities	30,484	1,055

NRG Energy, Inc. *	42,298	911

Pepco Holdings, Inc.	38,514	718

PG&E Corp.	69,987	3,092

Pinnacle West Capital Corp.	18,809	805

PPL Corp.	87,535	2,215

Progress Energy, Inc.	53,000	2,445

Public Service Enterprise Group, Inc.	90,549	2,853

SCANA Corp.	19,734	777

Southern Co.	150,421	5,732

TECO Energy, Inc.	37,192	698

Wisconsin Energy Corp.	40,692	1,241

Xcel Energy, Inc.	88,146	2,106
		62,105

Electrical Components & Equipment – 0.4%

Emerson Electric Co.	133,360	7,792
Molex, Inc.	23,836	599
		8,391

Electronics – 0.5%

Agilent Technologies, Inc. *	62,113	2,781

Amphenol Corp., Class A	31,928	1,737

FLIR Systems, Inc.	27,342	946

Jabil Circuit, Inc. *	33,557	686

PerkinElmer, Inc.	20,304	533

Thermo Fisher Scientific, Inc. *	68,505	3,806

Waters Corp. *	15,787	1,372
		11,861

Energy – Alternate Sources – 0.1%
First Solar, Inc. *	9,313	1,498

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Engineering & Construction – 0.2%

Fluor Corp.	32,270	$2,377
Jacobs Engineering Group, Inc. *	21,785	1,120
		3,497

Entertainment – 0.0%
International Game Technology	51,281	832

Environmental Control – 0.3%

Republic Services, Inc.	52,826	1,587

Stericycle, Inc. *	14,789	1,311
Waste Management, Inc.	84,913	3,171
		6,069

Food – 1.8%

Campbell Soup Co.	33,168	1,098

ConAgra Foods, Inc.	75,932	1,803

Dean Foods Co. *	30,569	306

General Mills, Inc.	113,500	4,148

H.J. Heinz Co.	57,675	2,816

Hershey (The) Co.	26,723	1,452

Hormel Foods Corp.	24,089	671

J.M. Smucker (The) Co.	20,664	1,475

Kellogg Co.	44,072	2,379

Kraft Foods, Inc., Class A	312,247	9,792

Kroger (The) Co.	114,558	2,746

McCormick & Co., Inc. (Non Voting)	23,055	1,103

Safeway, Inc.	64,173	1,511

Sara Lee Corp.	110,213	1,948

SUPERVALU, Inc.	35,909	321

Sysco Corp.	104,657	2,899

Tyson Foods, Inc., Class A	51,127	981
Whole Foods Market, Inc.	25,301	1,667
		39,116

Forest Products & Paper – 0.3%

International Paper Co.	78,702	2,375

MeadWestvaco Corp.	29,058	882

Plum Creek Timber Co., Inc.	28,114	1,226
Weyerhaeuser Co.	96,505	2,374
		6,857

Gas – 0.2%

CenterPoint Energy, Inc.	72,994	1,282

Nicor, Inc.	7,863	422

NiSource, Inc.	47,315	908
Sempra Energy	43,261	2,314
		4,926

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Hand/Machine Tools – 0.1%

Snap-On, Inc.	10,110	$607
Stanley Black & Decker, Inc.	30,031	2,301
		2,908

Healthcare – Products – 3.2%

Baxter International, Inc.	103,168	5,547

Becton, Dickinson and Co.	39,036	3,108

Boston Scientific Corp. *	275,329	1,980

C.R. Bard, Inc.	15,072	1,497

CareFusion Corp.*	38,306	1,080

Covidien PLC	86,896	4,513

DENTSPLY International, Inc.	24,348	901

Edwards Lifesciences Corp. *	20,394	1,774

Hospira, Inc.*	30,746	1,697

Intuitive Surgical, Inc. *	6,762	2,255

Johnson & Johnson	486,146	28,804

Medtronic, Inc.	191,293	7,527

Patterson Cos., Inc.	16,567	533

St. Jude Medical, Inc.	58,011	2,974

Stryker Corp.	58,972	3,586

Varian Medical Systems, Inc. *	22,102	1,495
Zimmer Holdings, Inc.*	33,969	2,056
		71,327

Healthcare – Services – 1.2%

Aetna, Inc.	68,533	2,565

CIGNA Corp.	49,154	2,177

Coventry Health Care, Inc. *	25,375	809

DaVita, Inc. *	16,835	1,440

Humana, Inc. *	30,726	2,149

Laboratory Corp. of America Holdings *	17,621	1,623

Quest Diagnostics, Inc.	27,624	1,594

Tenet Healthcare Corp. *	83,350	621

UnitedHealth Group, Inc.	194,946	8,812
WellPoint, Inc.	66,456	4,638
		26,428

Holding Companies – Diversified – 0.1%
Leucadia National Corp.	36,785	1,381

Home Builders – 0.1%

D.R. Horton, Inc.	47,670	555

Lennar Corp., Class A	26,880	487
Pulte Group, Inc. *	56,957	422
		1,464

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Home Furnishings – 0.1%

Harman International Industries, Inc.	11,906	$557
Whirlpool Corp.	14,361	1,226
		1,783

Household Products/Wares – 0.4%

Avery Dennison Corp.	18,547	778

Clorox Co.	24,154	1,692

Fortune Brands, Inc.	27,932	1,729
Kimberly-Clark Corp.	72,099	4,706
		8,905

Housewares – 0.0%
Newell Rubbermaid, Inc.	49,807	953

Insurance – 3.7%

ACE Ltd.	60,289	3,901

Aflac, Inc.	83,298	4,396

Allstate (The) Corp.	92,936	2,953

American International Group, Inc. *	26,526	932

American International Group, Inc., – (Fractional Shares) *	11,638	–

AON Corp.	59,058	3,128

Assurant, Inc.	18,244	703

Berkshire Hathaway, Inc., Class B *	307,389	25,707

Chubb Corp.	51,200	3,139

Cincinnati Financial Corp.	28,466	934

Genworth Financial, Inc., Class A *	83,993	1,131

Hartford Financial Services Group, Inc.	79,856	2,150

Lincoln National Corp.	57,955	1,741

Loews Corp.	57,065	2,459

Marsh & McLennan Cos., Inc.	97,305	2,901

MetLife, Inc.	186,752	8,353

Principal Financial Group, Inc.	58,248	1,870

Progressive (The) Corp.	119,467	2,524

Prudential Financial, Inc.	85,868	5,288

Torchmark Corp.	13,972	929

Travelers (The) Cos., Inc.	76,729	4,564

Unum Group	54,583	1,433
XL Group PLC	55,460	1,364
		82,500

Internet – 2.7%

Akamai Technologies, Inc. *	34,332	1,305

Amazon.com, Inc. *	63,457	11,430

eBay, Inc. *	203,492	6,316

Expedia, Inc.	34,812	789

F5 Networks, Inc. *	14,339	1,471

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Internet – 2.7% – continued

Google, Inc., Class A *	44,498	$26,085

NetFlix, Inc.*	7,669	1,820

priceline.com, Inc. *	8,704	4,408

Symantec Corp. *	133,494	2,475

VeriSign, Inc.	29,855	1,081
Yahoo!, Inc. *	232,180	3,866
		61,046

Iron/Steel – 0.4%

AK Steel Holding Corp. *	19,086	301

Allegheny Technologies, Inc.	17,021	1,152

Cliffs Natural Resources, Inc.	24,489	2,407

Nucor Corp.	56,645	2,607
United States Steel Corp.	26,359	1,422
		7,889

Leisure Time – 0.2%

Carnival Corp.	76,491	2,934
Harley-Davidson, Inc.	42,963	1,826
		4,760

Lodging – 0.3%

Marriott International, Inc., Class A	52,210	1,858

Marriott International, Inc., Class A – (Fractional Shares) *	79,497	–

Starwood Hotels & Resorts Worldwide, Inc.	34,477	2,004

Wyndham Worldwide Corp.	30,256	962
Wynn Resorts Ltd.	13,037	1,659
		6,483

Machinery – Construction & Mining – 0.6%

Caterpillar, Inc.	113,865	12,679
Joy Global, Inc.	18,301	1,808
		14,487

Machinery – Diversified – 0.7%

Cummins, Inc.	35,059	3,843

Deere & Co.	74,958	7,263

Flowserve Corp.	9,614	1,238

Rockwell Automation, Inc.	25,621	2,425
Roper Industries, Inc.	17,636	1,525
		16,294

Media – 3.0%

Cablevision Systems Corp. (New York Group), Class A	42,707	1,478

CBS Corp., Class B (Non Voting)	117,529	2,943

Comcast Corp., Class A	494,297	12,219

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Media – 3.0% – continued

DIRECTV, Class A *	140,794	$6,589

Discovery Communications, Inc., Class A *	48,854	1,949

Gannett Co., Inc.	41,172	627

McGraw-Hill (The) Cos., Inc.	55,653	2,193

News Corp., Class A	404,955	7,111

Scripps Networks Interactive, Inc., Class A	15,686	786

Time Warner Cable, Inc.	60,799	4,337

Time Warner, Inc.	193,330	6,902

Viacom, Inc., Class B	106,775	4,967

Walt Disney (The) Co.	337,564	14,546
Washington Post (The) Co., Class B	960	420
		67,067

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	25,284	3,721

Mining – 0.8%

Alcoa, Inc.	191,071	3,372

Freeport-McMoRan Copper & Gold, Inc.	168,638	9,368

Newmont Mining Corp.	87,347	4,767

Titanium Metals Corp. *	15,158	282
Vulcan Materials Co.	21,951	1,001
		18,790

Miscellaneous Manufacturing – 3.9%

3M Co.	126,535	11,831

Danaher Corp.	95,146	4,938

Dover Corp.	33,815	2,223

Eaton Corp.	59,973	3,325

General Electric Co.	1,887,717	37,849

Honeywell International, Inc.	139,909	8,354

Illinois Tool Works, Inc.	87,882	4,721

Ingersoll-Rand PLC *	58,029	2,804

ITT Corp.	33,378	2,004

Leggett & Platt, Inc.	25,386	622

Pall Corp.	19,892	1,146

Parker Hannifin Corp.	28,974	2,743

Textron, Inc.	50,835	1,392
Tyco International Ltd.	84,573	3,786
		87,738

Office/Business Equipment – 0.2%

Pitney Bowes, Inc.	35,532	913
Xerox Corp.	248,719	2,649
		3,562

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Oil & Gas – 9.9%

Anadarko Petroleum Corp.	87,903	$7,201

Apache Corp.	67,781	8,874

Cabot Oil & Gas Corp.	17,812	944

Chesapeake Energy Corp.	116,207	3,895

Chevron Corp.	356,311	38,279

ConocoPhillips	254,443	20,320

Denbury Resources, Inc. *	73,484	1,793

Devon Energy Corp.	75,351	6,915

Diamond Offshore Drilling, Inc.	11,999	932

EOG Resources, Inc.	47,573	5,638

EQT Corp.	27,838	1,389

Exxon Mobil Corp.	880,672	74,091

Helmerich & Payne, Inc.	18,359	1,261

Hess Corp.	53,104	4,525

Marathon Oil Corp.	125,703	6,701

Murphy Oil Corp.	34,694	2,547

Nabors Industries Ltd. *	53,465	1,624

Newfield Exploration Co. *	23,747	1,805

Noble Corp.	44,378	2,025

Noble Energy, Inc.	31,472	3,042

Occidental Petroleum Corp.	143,994	15,046

Pioneer Natural Resources Co.	21,246	2,165

QEP Resources, Inc.	30,314	1,229

Range Resources Corp.	29,563	1,728

Rowan Cos., Inc. *	21,779	962

Southwestern Energy Co. *	62,587	2,689

Sunoco, Inc.	20,729	945

Tesoro Corp. *	24,210	650
Valero Energy Corp.	100,853	3,007
		222,222

Oil & Gas Services – 2.1%

Baker Hughes, Inc.	76,516	5,619

Cameron International Corp. *	43,608	2,490

FMC Technologies, Inc. *	22,137	2,092

Halliburton Co.	161,282	8,038

National Oilwell Varco, Inc.	74,402	5,898
Schlumberger Ltd.	241,781	22,548
		46,685

Packaging & Containers – 0.1%

Ball Corp.	30,831	1,105

Bemis Co., Inc.	18,805	617

Owens-Illinois, Inc. *	28,210	852

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Packaging & Containers – 0.1% – continued
Sealed Air Corp.	27,402	$730
		3,304

Pharmaceuticals – 4.6%

Abbott Laboratories	275,700	13,523

Allergan, Inc.	54,283	3,855

AmerisourceBergen Corp.	49,268	1,949

Bristol-Myers Squibb Co.	302,581	7,997

Cardinal Health, Inc.	61,794	2,542

Cephalon, Inc. *	12,919	979

Eli Lilly & Co.	182,263	6,410

Express Scripts, Inc. *	93,313	5,189

Forest Laboratories, Inc. *	50,964	1,646

McKesson Corp.	44,679	3,532

Mead Johnson Nutrition Co.	37,032	2,145

Medco Health Solutions, Inc. *	71,690	4,026

Merck & Co., Inc.	548,854	18,118

Mylan, Inc. *	77,864	1,765

Pfizer, Inc.	1,418,428	28,809
Watson Pharmaceuticals, Inc. *	22,815	1,278
		103,763

Pipelines – 0.4%

El Paso Corp.	127,413	2,293

Oneok, Inc.	18,463	1,235

Spectra Energy Corp.	115,924	3,151
Williams (The) Cos., Inc.	104,498	3,258
		9,937

Real Estate – 0.1%
CB Richard Ellis Group, Inc., Class A *	54,153	1,446

Real Estate Investment Trusts – 1.3%

Apartment Investment & Management Co., Class A	19,944	508

AvalonBay Communities, Inc.	15,632	1,877

Boston Properties, Inc.	25,279	2,398

Equity Residential	52,913	2,985

HCP, Inc.	71,218	2,702

Health Care REIT, Inc.	32,115	1,684

Host Hotels & Resorts, Inc.	119,776	2,109

Kimco Realty Corp.	69,315	1,271

ProLogis	97,704	1,561

Public Storage	25,116	2,786

Simon Property Group, Inc.	52,697	5,647

Ventas, Inc.	29,299	1,591

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Real Estate Investment Trusts – 1.3% – continued
Vornado Realty Trust	29,229	$2,558
		29,677

Retail – 5.3%

Abercrombie & Fitch Co., Class A	15,099	886

AutoNation, Inc. *	10,986	389

AutoZone, Inc. *	4,746	1,298

Bed Bath & Beyond, Inc. *	44,654	2,155

Best Buy Co., Inc.	56,869	1,633

Big Lots, Inc. *	13,054	567

CarMax, Inc. *	38,827	1,246

Costco Wholesale Corp.	78,218	5,735

CVS Caremark Corp.	244,070	8,377

Darden Restaurants, Inc.	23,822	1,170

Family Dollar Stores, Inc.	21,768	1,117

GameStop Corp., Class A *	25,976	585

Gap (The), Inc.	80,257	1,819

Home Depot (The), Inc.	290,486	10,765

J.C. Penney Co., Inc.	40,692	1,461

Kohl’s Corp.	52,393	2,779

Limited Brands, Inc.	48,754	1,603

Lowe’s Cos., Inc.	244,985	6,475

Macy’s, Inc.	77,200	1,873

McDonald’s Corp.	185,632	14,125

Nordstrom, Inc.	29,031	1,303

O’Reilly Automotive, Inc. *	26,054	1,497

RadioShack Corp.	19,555	294

Ross Stores, Inc.	20,879	1,485

Sears Holdings Corp. *	7,440	615

Staples, Inc.	129,592	2,517

Starbucks Corp.	131,619	4,863

Target Corp.	125,349	6,269

Tiffany & Co.	23,596	1,450

TJX Cos., Inc.	70,561	3,509

Urban Outfitters, Inc. *	22,174	661

Walgreen Co.	164,354	6,597

Wal-Mart Stores, Inc.	346,846	18,053
Yum! Brands, Inc.	83,179	4,274
		119,445

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	93,836	908
People’s United Financial, Inc.	65,291	822
		1,730

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Semiconductors – 2.3%

Advanced Micro Devices, Inc. *	110,630	$951

Altera Corp.	56,422	2,484

Analog Devices, Inc.	54,179	2,134

Applied Materials, Inc.	237,089	3,703

Broadcom Corp., Class A *	85,206	3,355

Intel Corp.	975,385	19,674

KLA-Tencor Corp.	28,873	1,368

Linear Technology Corp.	39,128	1,316

LSI Corp. *	105,911	720

MEMC Electronic Materials, Inc. *	38,924	504

Microchip Technology, Inc.	32,542	1,237

Micron Technology, Inc. *	156,246	1,791

National Semiconductor Corp.	41,290	592

Novellus Systems, Inc. *	15,566	578

NVIDIA Corp. *	104,343	1,926

Teradyne, Inc. *	31,171	555

Texas Instruments, Inc.	207,456	7,170
Xilinx, Inc.	47,877	1,570
		51,628

Shipbuilding – 0.0%
Huntington Ingalls Industries, Inc. *	433	18

Software – 3.6%

Adobe Systems, Inc. *	90,544	3,002

Autodesk, Inc. *	41,509	1,831

BMC Software, Inc. *	32,731	1,628

CA, Inc.	70,306	1,700

Cerner Corp. *	13,302	1,479

Citrix Systems, Inc. *	33,791	2,482

Compuware Corp. *	37,907	438

Dun & Bradstreet Corp.	8,695	698

Electronic Arts, Inc. *	62,368	1,218

Fidelity National Information Services, Inc.	48,961	1,601

Fiserv, Inc. *	25,645	1,608

Intuit, Inc. *	48,260	2,563

Microsoft Corp.	1,312,210	33,278

Novell, Inc. *	59,976	356

Oracle Corp.	690,273	23,034

Red Hat, Inc. *	35,350	1,605
Salesforce.com, Inc. *	21,107	2,819
		81,340

Telecommunications – 5.1%

American Tower Corp., Class A *	70,925	3,675

AT&T, Inc.	1,049,821	32,125

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.0% – continued

Telecommunications – 5.1% – continued

CenturyLink, Inc.	54,826	$2,278

Cisco Systems, Inc.	982,724	16,854

Corning, Inc.	277,254	5,720

Frontier Communications Corp.	182,155	1,497

Harris Corp.	22,228	1,102

JDS Uniphase Corp. *	38,055	793

Juniper Networks, Inc. *	95,849	4,033

MetroPCS Communications, Inc. *	44,942	730

Motorola Mobility Holdings, Inc. *	54,826	1,338

Motorola Solutions, Inc. *	60,471	2,702

QUALCOMM, Inc.	292,332	16,029

Qwest Communications International, Inc. *	300,232	2,051

Sprint Nextel Corp. *	536,386	2,489

Tellabs, Inc.	63,077	331

Verizon Communications, Inc.	502,704	19,374
Windstream Corp.	91,799	1,181
		114,302

Textiles – 0.0%
Cintas Corp.	21,942	664

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	23,635	1,107
Mattel, Inc.	62,090	1,548
		2,655

Transportation – 1.8%

C.H. Robinson Worldwide, Inc.	30,112	2,232

CSX Corp.	66,130	5,198

Expeditors International of

Washington, Inc.	38,572	1,934

FedEx Corp.	55,599	5,201

Norfolk Southern Corp.	62,879	4,356

Ryder System, Inc.	9,012	456

Union Pacific Corp.	87,201	8,575
United Parcel Service, Inc., Class B	174,746	12,987
		40,939
Total Common Stocks
(Cost $1,833,952)		2,145,014

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds –

Diversified Assets Portfolio (3)(4)	78,989,205	78,989
Total Investment Companies
(Cost $78,989)		78,989

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill,

0.17%, 5/5/11(5)	$7,095	$7,095
Total Short-Term Investments
(Cost $7,095)		7,095

Total Investments – 99.9%
(Cost $1,920,036)		2,231,098

Other Assets less Liabilities – 0.1%		2,849
NET ASSETS – 100.0%		$2,233,947

(1)	At March 31, 2010, the value of the Fund’s investment in Northern Trust Corp. was approximately $1,901,000. There were gross purchases of approximately $353,000 and no sales during the fiscal year ended March 31, 2011. The change in unrealized depreciation during the fiscal year ended March 31, 2011, was approximately $173,000.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $34,208,000 with net purchases of approximately $44,781,000 during the fiscal year ended March 31, 2011.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Stock Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
S&P 500 E-mini	1,334	$88,111	Long	6/11	$926

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the Stock Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.4%
Consumer Staples	10.2
Energy	13.3
Financials	15.8
Health Care	11.1
Industrials	11.3
Information Technology	18.0
Materials	3.7
Telecommunication Services	3.0
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Stock Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$2,145,014	(1)	$–	$–	$2,145,014
Investment Companies	78,989		–	–	78,989
Short-Term Investments	–		7,095	–	7,095

Total Investments	$2,224,003		$7,095	$–	$2,231,098

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$926		$–	$–	$926

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Presented herein are the financial statements for each of the Funds. On July 31, 2010, the Emerging Markets Equity Fund was renamed the Emerging Markets Equity Index Fund in order to clarify its investment approach.

Northern Trust Investments, Inc. (“NTI”, formerly known and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or on the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported on the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined by taking into account other similar securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that

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might otherwise result from a market decline. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2011, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate fair value of assets pledged to cover margin requirements for open positions was approximately $1,435,000, $1,165,000 and $7,095,000 respectively. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2011. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $1,053,000, $1,071,000, $152,000 and $1,826,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into United States (“U.S.”) dollars using the spot rates on the New York exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

There were no swaps, caps, collars or floors outstanding for any of the Funds as of or during the fiscal year ended March 31, 2011.

Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either

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NOTES TO THE FINANCIAL STATEMENTS continued

the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2011, were $2,000 for the Emerging Markets Equity Index Fund, less than $1,000 for the Global Real Estate Index and International Equity Index Funds and $1,000 for the Global Sustainability Index Fund. Redemption fees for the fiscal year ended March 31, 2010, were approximately $1,000 and $2,000 for the Emerging Markets Equity Index and Global Real Estate Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2010, were less than $1,000 for the Global Sustainability Index Fund and the International Equity Index Fund. These amounts are included in “Proceeds from Shares Sold” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

FUND	DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index(1)	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

(1)	Formerly known as Emerging Markets Equity Fund

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trusts (“REITs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Funds. At March 31, 2011 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Emerging Markets Equity Index(1)	$(599)	$599
Global Real Estate Index	665	(665)
Global Sustainability Index	61	(61)
International Equity Index	393	(393)
Mid Cap Index	(201)	201
Small Cap Index	(66)	66
Stock Index	(203)	203

(1)	Formerly known as Emerging Markets Equity Fund.

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I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010, through the fiscal year ended March 31, 2011, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year (in thousands):

Emerging Markets Equity Index(1)	$313
International Equity Index	436

(1)	Formerly known as Emerging Markets Equity Fund.

At March 31, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	March 31, 2017	March 31, 2018	March 31, 2019
Emerging Markets Equity Index(1)	$21,905	$101,299	$4,623
Global Sustainability Index	2,202	135	2,655
International Equity Index	58,297	184,749	8,431
Mid Cap Index	—	8,518	—
Small Cap Index	—	23,075	—
Stock Index	10,737	2,470	—

(1)	Formerly known as Emerging Markets Equity Fund.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At November 30, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	November 30, 2016	November 30, 2017	November 30, 2018
Global Real Estate Index	$99,834	$496,445	$10,164

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2011, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Emerging Markets Equity Index(1)	$4,878	$ —	$387,281
Global Sustainability Index	437	—	16,603
International Equity Index	10,003	—	165,408
Mid Cap Index	876	—	96,163
Small Cap Index	406	—	86,141
Stock Index	663	—	276,039

(1)	Formerly known as Emerging Markets Equity Fund.

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2010, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Global Real Estate Index	$2,828	$ —	$(31,859)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The taxable character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index(1)	$25,700	$ —
Global Sustainability Index	1,310	—
International Equity Index	30,600	—
Mid Cap Index	3,700	—
Small Cap Index	2,745	—
Stock Index	30,457	—

(1)	Formerly known as Emerging Markets Equity Fund.

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index(1)	$12,000	$ —
Global Sustainability Index	850	—
International Equity Index	27,500	—
Mid Cap Index	3,535	1
Small Cap Index	2,050	—
Stock Index	22,827	—

(1)	Formerly known as Emerging Markets Equity Fund.

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2010 and November 30, 2009 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2010 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$12,300	$ —

	NOVEMBER 30, 2009 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$15,928	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2010 through March 31, 2011 will be determined at the end of its tax year.

The Funds are subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. This standard provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements.

As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2008 through November 30, 2010 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These fees are included in the Statement of Operations under shareholder servicing fees for the fiscal year ended March 31, 2011.

4. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the

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Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears which is included in Other expense on the Statements of Operations.

Effective December 9, 2010, the Trust has entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears which is included in Other expense on the Statements of Operations. The Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2011 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index(1)	$6,333	1.43%
Global Real Estate Index	577	1.21%
International Equity Index	4,845	1.26%

(1)	Formerly known as Emerging Markets Equity Fund

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2011, the investment adviser agreed to reimburse the Funds for certain expenses to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Expenses reimbursed by investments adviser as a reduction to Total expenses in the Statements of Operations. The annual advisory fees and expense limitations for the Funds during the year were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Emerging Markets Equity Index(1)	0.35%	0.80%
Global Real Estate Index	0.35%	0.65%
Global Sustainability Index	0.35%	0.65%
International Equity Index	0.25%	0.45%
Mid Cap Index	0.20%	0.30%
Small Cap Index	0.20%	0.35%
Stock Index	0.10%	0.25%

(1)	Formerly known as Emerging Markets Equity Fund

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment adviser has contractually agreed to reimburse certain expenses of the Funds. The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the investment adviser or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

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NOTES TO THE FINANCIAL STATEMENTS continued

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the investment advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index(1)	$ —	$615,103	$ —	$583,988
Global Real Estate Index	—	98,078	—	24,393
Global Sustainability Index	—	40,466	—	22,584
International Equity Index	—	192,700	—	122,198
Mid Cap Index	—	137,627	—	49,714
Small Cap Index	—	122,206	—	43,484
Stock Index	—	517,776	—	70,620

(1)	Formerly known as Emerging Markets Equity Fund

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Emerging Markets Equity Index(1)	$417,778	$(30,514)	$387,264	$1,212,735
Global Real Estate Index	75,173	(73,006)	2,167	635,265
Global Sustainability Index	18,266	(1,670)	16,596	80,935
International Equity Index	302,880	(137,603)	165,277	1,515,159
Mid Cap Index	113,571	(17,865)	95,706	420,267
Small Cap Index	115,520	(30,073)	85,447	357,984
Stock Index	369,525	(94,411)	275,114	1,955,984

(1)	Formerly known as Emerging Markets Equity Fund

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8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index(1)	39,271	$470,348	194	$2,437	(36,777)	$(431,044)	2,688	$41,741
Global Real Estate Index	25,127	197,985	236	1,794	(15,893)	(123,552)	9,470	76,227
Global Sustainability Index	2,947	25,239	41	372	(953)	(8,233)	2,035	17,378
International Equity Index	40,681	414,472	185	1,932	(37,689)	(367,932)	3,177	48,472
Mid Cap Index	15,842	175,304	74	886	(7,452)	(81,971)	8,464	94,219
Small Cap Index	20,200	160,772	82	713	(9,343)	(73,034)	10,939	88,451
Stock Index	55,786	842,318	245	3,643	(25,364)	(367,440)	30,667	478,521

(1)	Formerly known as Emerging Markets Equity Fund

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index(1)	92,141	$910,872	89	$949	(18,894)	$(182,093)	73,336	$729,728
Global Real Estate Index	40,865	256,727	319	2,034	(30,531)	(197,647)	10,653	61,114
Global Sustainability Index	3,049	24,044	23	191	(517)	(4,111)	2,555	20,124
International Equity Index	73,745	711,732	165	1,625	(45,069)	(397,963)	28,841	315,394
Mid Cap Index	14,944	128,663	41	392	(15,300)	(134,612)	(315)	(5,557)
Small Cap Index	17,578	110,844	43	291	(14,405)	(90,763)	3,216	20,372
Stock Index	51,750	644,603	272	3,531	(33,350)	(424,457)	18,672	223,677

(1)	Formerly known as Emerging Markets Equity Fund.

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2011:

Amounts in thousands		ASSETS				LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Emerging Markets Equity Index Fund(1)	Equity contracts	Net Assets - Unrealized appreciation	$487	*	Net Assets - Unrealized depreciation	$—	*
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	6		Unrealized loss on forward foreign currency exchange contracts	26		Morgan Stanley, UBS
Global Real Estate Index Fund	Equity contracts	Net Assets - Unrealized appreciation	639	*	Net Assets - Unrealized depreciation	33	*

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands		ASSETS				LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$23		Unrealized loss on forward foreign currency exchange contracts	$82		Citibank, Morgan Stanley, UBS, RBS, Goldman Sachs
Global Sustainability Index Fund	Equity contracts	Net Assets - Unrealized appreciation	26	*	Net Assets - Unrealized depreciation	6	*
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	1		Unrealized loss on forward foreign currency exchange contracts	3		Citibank, Morgan Stanley, UBS
International Equity Index Fund	Equity contracts	Net Assets - Unrealized appreciation	373	*	Net Assets - Unrealized depreciation	387	*
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	148		Unrealized loss on forward foreign currency exchange contracts	16		Citibank, Morgan Stanley, UBS, Goldman Sachs
Mid Cap Index Fund	Equity contracts	Net Assets - Unrealized appreciation	458	*	Net Assets - Unrealized depreciation	—	*
Small Cap Index Fund	Equity contracts	Net Assets - Unrealized appreciation	694	*	Net Assets - Unrealized depreciation	—	*
Stock Index Fund	Equity contracts	Net Assets - Unrealized appreciation	926	*	Net Assets - Unrealized depreciation	—	*

(1)	Formerly Known as Emerging Markets Equity Fund.

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported with the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2011:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index Fund(1)	Equity contracts	Net realized gains (losses) on futures contracts	$1,498
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(90)
Global Real Estate Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	1,442
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(17)
Global Sustainability Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	116
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(43)
International Equity Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	(1,480)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(1,219)
Mid Cap Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	1,609
Small Cap Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	2,485
Stock Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	8,634

(1)	Formerly Known as Emerging Markets Equity Fund.

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EQUITY INDEX FUNDS

MARCH 31, 2011

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index Fund(1)	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$359
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(20)
Global Real Estate Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	462
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(66)
Global Sustainability Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(20)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2
International Equity Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(697)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	603
Mid Cap Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	348
Small Cap Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	620
Stock Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	101

(1)	Formerly known as Emerging Markets Equity Fund.

Volume of Derivative activity for the fiscal year ended March 31, 2011*:

	FOREIGN EXCHANGE CONTRACTS**		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Emerging Markets Equity Index(1)	57	$1,606	95	$1,521
Global Real Estate Index	248	488	583	338
Global Sustainability Index	64	136	175	152
International Equity Index	515	946	411	992
Mid Cap Index	—	—	211	675
Small Cap Index	—	—	302	538
Stock Index	—	—	326	2,193

(1)	Formerly known as Emerging Markets Equity Fund

*  Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and equity contracts.

** Foreign	exchange contracts are defined as having a settlement period greater than two business days.

*** Amounts	in thousands.

10. NEW ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2011

the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales issuances and settlements on a gross basis.

In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010 of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in the financial statements.

11. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsnits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et. al., was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

The value of the proceeds received by the Mid Cap Index Fund is approximately $4,171,000. The Fund cannot predict the outcome of this proceeding. The complaints, however, allege no misconduct by the Mid Cap Index Fund and the Fund intends to vigorously defend any lawsuit. The Fund is currently assessing the case and has not yet determined the potential effect, if any, on its net asset value.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerging Markets Equity Index Fund (formerly known as the Emerging Markets Equity Fund), Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (Unaudited) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index(1)	50.40%
Global Real Estate Index	37.67%
Global Sustainability	93.67%
International Equity Index	94.07%
Mid Cap Index	73.98%
Small Cap Index	63.82%
Stock Index	100.00%

(1)	Formerly known as the Emerging Markets Equity Fund.

CORPORATE DIVIDENDS RECEIVED DEDUCTION A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Mid Cap Index	74.97%
Small Cap Index	62.80%
Stock Index	90.27%

FOREIGN TAX CREDIT The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index(1)	$0.0183	$0.1883
Global Real Estate Index	0.0064	0.1181
Global Sustainability Index	0.0103	0.0951
International Equity Index	0.0169	0.2525

(1)	Formerly known as the Emerging Markets Equity Fund.

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EQUITY INDEX FUNDS

FUND EXPENSES MARCH 31, 2011 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 108), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 121). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX*

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID** 10/1/10 - 3/31/11
Actual	0.72%	$1,000.00	$1,089.50	$3.75
Hypothetical***	0.72%	$1,000.00	$1,021.34	$3.63

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID** 10/1/10 - 3/31/11
Actual	0.65%	$1,000.00	$1,076.20	$3.36
Hypothetical***	0.65%	$1,000.00	$1,021.69	$3.28

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID** 10/1/10 - 3/31/11
Actual	0.65%	$1,000.00	$1,122.80	$3.44
Hypothetical***	0.65%	$1,000.00	$1,021.69	$3.28

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID** 10/1/10 - 3/31/11
Actual	0.45%	$1,000.00	$1,098.50	$2.35
Hypothetical***	0.45%	$1,000.00	$1,022.69	$2.27

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID** 10/1/10 - 3/31/11
Actual	0.30%	$1,000.00	$1,238.50	$1.67
Hypothetical***	0.30%	$1,000.00	$1,023.44	$1.51

SMALL CAP INDEX

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid** 10/1/10 - 3/31/11
Actual	0.35%	$1,000.00	$1,252.90	$1.97
Hypothetical***	0.35%	$1,000.00	$1,023.19	$1.77

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FUND EXPENSES continued	MARCH 31, 2011 (UNAUDITED)

STOCK INDEX

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid** 10/1/10 - 3/31/11
Actual	0.25%	$1,000.00	$1,171.60	$1.35
Hypothetical***	0.25%	$1,000.00	$1,023.68	$1.26

*	Formerly known as Emerging Markets Equity.

**	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

***	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 67 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

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TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 73 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Education Corporation of America since 2008;

•   Chairman of the Japan sAmerica Society of Chicago since 2009;

•   Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•   Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•   Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•   Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•   Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•   Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•   Member of the Board of Trustees of Lafayette College since 1996;

•   Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

•   Audit Committee Chairman, The University of Chicago from 2006 to present;

•   Trustee, The University of Chicago from 1987 to present.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•   Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

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MARCH 31, 2011 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 54 Trustee since 2008

•  Director of Northern Trust Global Advisors, Inc. since May 2008;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

EQUITY INDEX FUNDS	134	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	135	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

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EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

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EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,6,7

GLOBAL REAL ESTATE INDEX FUND1,2,4,6

GLOBAL SUSTAINABILITY INDEX FUND1,2,6

INTERNATIONAL EQUITY INDEX FUND1,2,6

MID CAP INDEX FUND1,3,6

SMALL CAP INDEX FUND1,5,6

STOCK INDEX FUND1,6

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 International Risk: International investing involves increased risk and volatility.

3 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

4 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investment in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

5 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

6 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

7 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	BOND INDEX FUND

66	FIXED INCOME FUND

74	GLOBAL FIXED INCOME FUND

78	HIGH YIELD FIXED INCOME FUND

87	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

89	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

102	ULTRA-SHORT FIXED INCOME FUND

110	U.S. GOVERNMENT FUND

112	ABBREVIATIONS AND OTHER INFORMATION

113	NOTES TO THE FINANCIAL STATEMENTS

122	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

123	TAX INFORMATION

124	FUND EXPENSES

126	TRUSTEES AND OFFICERS

131	INVESTMENT CONSIDERATIONS

132	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2011 saw an unsettled backdrop that did not prevent risk assets from performing well. In addition to mixed economic statistics, concerns included sovereign credit worries in Europe, unrest in the Middle East and northern Africa, and a major earthquake and tsunami in Japan. In this environment, the Federal Reserve kept the target for its benchmark short-term interest rate unchanged at between 0.00% and 0.25% for the entire 12-month period. In addition, in the fourth quarter of 2010, the Fed announced plans to further support the economy with a second phase of quantitative easing, consisting of $600 billion in purchases of Treasury securities through the end of June 2011.

Interest rate levels fell for the 12 months and the yield curve flattened noticeably between two and 10 years. Specifically, the yield on the two-year Treasury bond fell by 22 basis points from 1.02% to 0.80%, while the 10-year yield decreased by 37 basis points from 3.84% to 3.47%. The yield on the 30-year bond also fell for the period, by 21 basis points from 4.72% to 4.51%.

On a duration-adjusted basis, the Barclays Capital U.S. Aggregate Bond Index return of 5.12% outperformed U.S. Treasury securities for the 12-month period ended March 31, 2011. The Bond Index Fund’s return of 4.73% trailed the Index for the annual period due to fees, pricing differences and negative tracking from the sample portfolio. Within the Index, the commercial mortgage-backed securities sector led performance, followed by the credit and asset-backed securities sectors. We will continue to invest in a sampling of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
BOND INDEX	4.73%	4.76%	5.38%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	5.12	5.30	5.71

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

LOUIS D’ARIENZO With Northern Trust since 2003

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
NET ASSETS	$2.0 BILLION
NET ASSET VALUE	$10.46
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.43%
NET EXPENSE RATIO	0.23%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

Investment-grade credit spreads were essentially flat over the course of the 12 months ended March 31, 2011, but significant volatility and sector differentiation made this a challenging period for investors. The prospect of a “double-dip” recession in the United States worried many over the course of the period. Congress and the Federal Reserve seemingly put these thoughts to rest in the fall, surprising markets with new growth-oriented policies just as interest rates moved to their lowest levels of the year. Congress agreed to extend the tax cuts passed during the Bush administration, initiate a 2% Social Security tax holiday for 2011 and extend unemployment benefits to those who have lost jobs in the recession. In addition, the Federal Reserve agreed to undertake a second round of quantitative easing in order to keep interest rates low. The passage of a better-than-expected fiscal plan — and the Fed’s decision regarding quantitative easing — relieved worries regarding a possible “double-dip” recession in the United States.

The Fixed Income Fund returned 4.82% during the 12-month period ended March 31, 2011, compared with the 5.12% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

For the majority of the reporting period, we favored investment-grade and high-yield credits. Sector allocation decisions in the credit sector as well as holdings in noninvestment-grade issuers represented a net positive for performance. That said, the Gulf of Mexico oil spill and sovereign debt concerns among European countries adversely impacted performance in May and June. In particular, our allocation to asset-heavy energy issuers and financial firms detracted from performance. However, as the period progressed, spreads for companies in both sectors recovered, as investors began to once again focus on improving fundamentals there. Lastly, improved economic prospects caused interest rates in the Treasury market to rise suddenly and sharply in November and December as bond prices declined.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	4.82%	5.34%	4.76%	5.65%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	5.12	6.03	5.56	6.39

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.14
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.99%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

GLOBAL FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

Pressure on non-core European sovereign markets was the primary ongoing theme in the global bond markets during the 12-month period ended March 31, 2011. Greece and Ireland required external financing while other periphery nations, notably Portugal and Spain, came under severe pressure. This was despite the formation of a rescue mechanism, stress tests and austerity policies across the region as Europe moved firmly down the path of budgetary consolidation. The U.K. also embarked upon debt reduction policies, while the U.S. approach was characterized by a greater focus on growth. Tragically, the dominant factor in Japan was the devastation wrought by an earthquake. Additional threats to global growth were seen in the Middle East and North Africa where incumbent administrations were overthrown. Government bonds saw gains across the U.S. yield curve while the German bond market curve flattened. The U.K. yield curve also flattened on rate speculation and a positive reaction to austerity. Japanese bond yields were higher across the curve. The U.S. dollar lost approximately 6.4% versus other major currencies.

The Global Fixed Income Fund’s return for the 12-month period ended March 31, 2011 was 5.90%, as compared with the return of 8.15% of its benchmark, the J.P. Morgan Government Bond Index Global. Most of the underperformance resulted from the Fund’s stance with respect to overall duration and interest rate sensitivity in an environment of widely fluctuating interest rates. As expectations of higher yields were tempered by slowing growth, an initial short duration position was lengthened. However, rates responded in a counterintuitive fashion to a second round of bond purchases by the Fed, rising substantially. On the positive side, strategic underweight positioning in peripheral European markets and a generally short U.S. dollar position helped returns.

Major central banks have continued to maintain rates at historic lows. Market activity suggests that the European Central Bank is expected to embark on a series of rate hikes starting in the second quarter of 2011. Similarly, the Bank of England is expected to move rates higher in the face of persistently above-target inflation. Once again, the United States seems an outlier with the Federal Reserve firmly on hold amid high unemployment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL FIXED INCOME	5.90%	5.93%	5.78%	5.15%

J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL	8.15	7.56	7.49	6.43

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

DAVID BLAKE With Northern Trust since 2008

DANIEL SMITH With Northern Trust since 1997

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOIFX
INCEPTION DATE	04/01/94
NET ASSETS	$34 MILLION
NET ASSET VALUE	$11.12
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.41%
NET EXPENSE RATIO	1.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield market posted another substantial positive return in the 12 months ended March 31, 2011, as gauged by the 14.26% return for the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The total return for the High Yield Fixed Income Fund during the period was 13.71%. Performance over the period was driven primarily by macroeconomic events. A modestly improving economy aided by stimulative monetary policy provided a supportive backdrop for financial markets. However, several global developments spurred volatility during the period, including European sovereign risk, civil unrest in the Middle East and North Africa and a natural disaster in Japan. Ongoing domestic concerns focused on the government deficit, monetary policy, regulatory reform and signs of inflation in areas such as commodities.

For the full period, the lowest-rated high-yield issuers provided the best performance. To illustrate, bonds rated CC or D returned 25.34%, bonds rated CCC- returned 15.95%, bonds rated B, 14.03% and bonds rated BB, 13.29%. The Fund’s performance benefited through most of the period from being positioned to take advantage of a stable to improving economy, although there were three volatile periods that challenged performance. The month of May saw the only material downturn as financial markets were concerned about European sovereign risk, the Gulf of Mexico oil spill and financial regulation. Fund performance recovered from that point forward, overcoming a minor downturn in August caused by an oversupply of new issuance and another in November caused by an increase in Treasury rates. The Fund’s weighting to higher quality BB-rated and B-rated securities contributed to performance for most of the period. However, BB-rated securities detracted from performance in November as they were more impacted by rising Treasury rates than lower-quality issues. The Fund shifted to higher-yielding and higher-coupon securities in the last four months of the period to help mitigate the impact of any future increases in Treasury rates.

The high-yield market continues to be supported by a stable to improving economy, solid corporate earnings and low default rates. The Fund will continue to focus on credit fundamentals and relative value as its core strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	13.71%	6.75%	7.10%	6.07%

BARCLAYS CAPITAL U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	14.26	9.18	8.75	7.32

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
NET ASSETS	$4.1 BILLION
NET ASSET VALUE	$7.45
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.99%
NET EXPENSE RATIO	0.86%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Central bank “life support” varied from country to country over the 12-month period ended March 31, 2011, with some central banks beginning to normalize policy, while others continued to pursue stimulative strategies. Upgraded growth estimates and inflation fears were generally the catalysts for tightening policy where it occurred. Early in 2010, the Federal Reserve attempted to start a tightening process by ending its first round of quantitative easing. This was quickly followed by an escalation in European debt woes led by Greece, an oil spill in the Gulf and lackluster payroll growth in the United States. Late in the summer, with Gross Domestic Product (GDP) slowing and payroll growth lagging, the Fed hinted at a renewed round of quantitative easing. In response, risk assets performed well, interest rates continued to fall and economic statistics rebounded. As soon as the second round of quantitative easing was made official late in 2010, interest rates began to increase. Better-than-expected economic statistics, bipartisan fiscal agreements over tax rates, increases in GDP estimates and increasing worries over Fed balance sheets and commodity inflation drove rates higher. The markets then began to “price in” a tightening of monetary policy. Similar to 2010, events beyond the scope of simple economics increased risks to growth. Unrest in the Middle East and North Africa drove oil prices higher, while a devastating earthquake and tsunami hit Japan. Meanwhile, Europe tried to find a meaningful solution to sovereign debt fears as investors fretted over significant fiscal problems for two additional European Union countries.

During the 12-month period ended March 31, 2011, the Short-Intermediate U.S. Government Fund returned 2.30%, compared with the 2.67% return of the Fund’s benchmark, the Barclays Capital 1-5 Year U.S. Government Index. Underperformance during the period came from yield curve positioning that modestly offset gains from mortgage-backed spreads and agency securities.

Although economic releases such as payroll gains and consumer spending point to more sustainable growth, headwinds remain. Housing is still depressed, state and local governments are cutting spending, and higher food and fuel costs are stretching consumer budgets. In addition, geopolitical events in the Middle East/North Africa region, political stalemates over deficits, European debt woes and the strength of emerging market growth will bear careful monitoring.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	2.30%	4.22%	3.63%	4.14%

BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT BOND INDEX	2.67	4.90	4.29	4.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.31
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.00%
NET EXPENSE RATIO	0.83%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

Although the municipal market has historically been considered a fairly placid sector, the 12 months ended March 31, 2011 proved to be an exception. As state and local budgetary stress hit the headlines, municipal credit risk became a focus for investors. While the headlines weighed on market performance, they served a purpose by alerting retail buyers that fundamental credit research matters in this market. With an investment process supported by in-depth credit research, the Tax-Advantaged Ultra-Short Fixed Income Fund benefited in two ways: first, by holding quality issues that retained their value and liquidity in a difficult market environment; and second, by capitalizing on buying opportunities in solid credits as others sold. With this backdrop, the Fund returned 1.26% during the 12-month period ended March 31, 2011, outpacing the 0.95% return of its blended benchmark, composed of 75% in the Merrill Lynch 6-12 Month U.S. Municipal Securities Index and 25% in the Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index. Yields in the one- to three-year range fell during the period, thus the Fund’s overweight in this area added value.

The Fund emphasizes tax-exempt municipal debt, but can cross over to taxable investments when we find more attractive yields once the 35% federal income tax is accounted for. During the course of the reporting period, we took advantage of such opportunities. While these relationships shift over time, the Fund will typically average at least 65% in tax-exempt bonds and 35% in taxable issues.

More recently, we allowed the portfolio’s sensitivity to interest rates to fall as the annual period drew to a close. This shift reflects our emphasis on adding more floating-rate debt. We plan to look closely at floating-rate debt offerings in both the taxable and tax-exempt markets to help protect the portfolio against an eventual uptick in one- to three-year yields if the economy improves in the coming months.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.26%	1.67%
MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX	0.70	0.81
75% MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX AND 25% MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATIONS INDEX	0.95	1.16
MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATION INDEX	1.71	2.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch 6-12 Month U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

PATRICK D. QUINN With Northern Trust since 1985

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
NET ASSETS	$697 MILLION
NET ASSET VALUE	$10.12
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.50%
NET EXPENSE RATIO	0.24%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve’s zero interest rate policy has persisted during the 12-month period ended March 31, 2011, sending already low short-term yields even lower. The path to lower rates was quite volatile, however. Using the two-year Treasury note as a proxy, that security began the fiscal year with a yield of 1.02% that increased to 1.17% in April as it appeared that the economy was building momentum. By November, the two-year yield had plummeted to 0.33% as growth prospects dwindled and the Fed announced a second round of quantitative easing. The yield on the two-year Treasury note then rose to 0.83% on March 31, as commodity prices climbed and the employment picture marginally improved.

This volatility in rates presented both risk and opportunity for the Ultra-Short Fixed Income Fund. For the 12-month period ended March 31, 2011, the Fund returned 1.47%, compared with the 0.74% return of its benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index. The Fund’s performance benefited from our decision to lock in higher yields early in the period, with the Fund’s duration higher than its one-year target. Meanwhile, the Fund’s credit exposure — primarily in corporate debt with a modest allocation to asset-backed securities and BBB issues — also added value compared with the benchmark. At the same time, the volatility in rates described above caused a negative monthly net asset value for the Fund in four out of the 12 months in the period. Overall, the reward characteristics outweighed the risk with a strong relative return for the period.

As the 12-month period progressed, and our anticipation of higher rates grew, we began to emphasize term floating-rate debt over fixed-rate purchases in three-year maturities. The Fund ended the period with a duration of 1.09 years, a 60% allocation to fixed-rate debt and 40% in floating-rate issues, with the goal of buffering the effect of a possible rise in interest rates over the coming months.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME FUND	1.47%	1.94%

MERRILL LYNCH 1-YEAR U.S TREASURY NOTE INDEX	0.74	0.85

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

SCOTT B. WARNER With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
NET ASSETS	$371 MILLION
NET ASSET VALUE	$10.15
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.55%
NET EXPENSE RATIO	0.24%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12 months ended March 31, 2011, central bank “life support” varied from country to country, with some central banks beginning to normalize policy, and others continuing to pursue stimulative strategies. Upgraded growth estimates and inflation fears were generally the catalysts for tightening policy where it occurred. Early in 2010, the Federal Reserve attempted to start a tightening process by ending its first round of quantitative easing. This was quickly followed by an escalation in European debt woes led by Greece, an oil spill in the Gulf and lackluster payroll growth in the United States. Late in the summer, with Gross Domestic Product (GDP) slowing and payroll growth lagging, the Fed hinted at a renewed round of quantitative easing. In response, risk assets performed well, interest rates continued to fall and economic statistics rebounded. As soon as the second round of quantitative easing was made official late in 2010, interest rates began to increase. Better-than-expected economic statistics, bipartisan fiscal agreements over tax rates, increases in GDP estimates and increasing worries over Fed balance sheets and commodity inflation drove rates higher. The markets then began to “price in” a tightening of monetary policy. Similar to 2010, events beyond the scope of simple economics increased risks to growth. Unrest in the Middle East and North Africa drove oil prices higher, while a devastating earthquake and tsunami hit Japan.

Interest rate volatility remained high over the 12-month period, as the 10-year Treasury touched both 4% and 2.38%. During the 12-month period ended March 31, 2011, the Fund returned 3.31%, compared with the 3.83% return of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index. Underperformance during the period came from yield curve positioning that modestly offset gains from mortgage-backed spreads and agency securities.

Although economic releases such as payroll gains and consumer spending point to more sustainable growth, headwinds remain. Housing is still depressed, state and local governments are cutting spending, and higher food and fuel costs are stretching consumer budgets. In addition, geopolitical events in the Middle East/North Africa region, political stalemates over deficits, European debt woes and the strength of emerging market growth will bear careful monitoring.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	3.31%	4.83%	4.19%	4.97%

BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX	3.83	5.48	4.81	5.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
NET ASSETS	$74 MILLION
NET ASSET VALUE	$9.77
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.09%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND INDEX FUND		FIXED INCOME FUND
ASSETS:
Investments, at cost	$2,087,095	(1)	$1,214,749	(1)
Investments, at value	$2,147,381	(3)	$1,236,964	(3)
Foreign currencies, at value (cost $3, respectively)	–		–
Dividend income receivable	5		5
Interest income receivable	13,328		8,778
Receivable for securities sold	6,045		155,407
Receivable for fund shares sold	1,768		504
Receivable from investment adviser	139		65
Unrealized gain on forward foreign currency exchange contracts	–		–
Prepaid and other assets	3		2
Total Assets	2,168,669		1,401,725
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	–		–
Payable for securities purchased	9,985		60,103
Payable for when-issued securities	195,812		227,395
Payable for fund shares redeemed	1,416		1,109
Distributions to shareholders	1,161		620
Payable to affiliates:
Investment advisory fees	56		150
Administration fees	56		32
Custody and accounting fees	9		6
Shareholder servicing fees	–		2
Transfer agent fees	38		21
Trustee fees	6		10
Accrued other liabilities	70		43
Total Liabilities	208,609		289,491
Net Assets	$1,960,060		$1,112,234
ANALYSIS OF NET ASSETS:
Capital stock	$1,897,492		$1,102,351
Accumulated undistributed net investment income (loss)	8		(630)
Accumulated undistributed net realized gain (loss)	2,274		(11,702)
Net unrealized appreciation (depreciation)	60,286		22,215
Net Assets	$1,960,060		$1,112,234
Shares Outstanding ($.0001 par value, unlimited authorization)	187,307		109,744
Net Asset Value, Redemption and Offering Price Per Share	$10.46		$10.14

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $213,324, $165,391, $681, $116,293, $5,690 and $11,373, respectively.
(2)	Amounts include cost from the Government Portfolio of the Northern Institutional Funds of $253,889 and $13,132, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $213,324, $165,391, $681, $116,293, $5,690 and $11,373, respectively.
(4)	Amounts include value from the Government Portfolio of the Northern Institutional Funds of $253,889 and $13,132, respectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

GLOBAL FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$31,944	(1)	$3,890,010	(1)	$1,205,353	(2)	$695,938	(1)	$373,615	(1)	$83,765	(2)
$33,814	(3)	$4,083,926	(3)	$1,204,910	(4)	$696,279	(3)	$374,886	(3)	$83,907	(4)
3		–		–		–		–		–
–		4		5		–		–		–
326		85,914		2,378		5,798		1,936		241
–		6,291		79,610		2,826		–		6,404
–		4,665		399		8,628		1,701		15
4		100		83		28		15		6
48		–		–		–		–		–
1		4		2		1		1		1
34,196		4,180,904		1,287,387		713,560		378,539		90,574

124		–		–		–		–		–
–		20,534		11,842		13,251		–		929
–		29,219		219,893		3,000		–		15,476
32		1,467		2,576		556		6,993		70
–		6,165		67		154		85		16

6		521		141		20		11		10
1		118		31		20		11		2
4		19		6		8		3		2
2		73		6		–		–		2
1		79		20		13		7		1
4		14		4		1		1		4
19		103		36		17		17		21
193		58,312		234,622		17,040		7,128		16,533
$34,003		$4,122,592		$1,052,765		$696,520		$371,411		$74,041

$33,124		$4,099,014		$1,059,019		$695,503		$369,833		$74,857
(1,124)		(542)		–		–		(10)		203
200		(169,796)		(5,811)		676		317		(1,161)
1,803		193,916		(443)		341		1,271		142
$34,003		$4,122,592		$1,052,765		$696,520		$371,411		$74,041
3,057		553,403		102,157		68,856		36,606		7,577
$11.12		$7.45		$10.31		$10.12		$10.15		$9.77

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND INDEX FUND		FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$65,051		$40,386
Dividend income	56	(1)	65 (1)
Total Investment Income	65,107		40,451
EXPENSES:
Investment advisory fees	2,896		7,694
Administration fees	2,896		1,649
Custody fees	215		135
Accounting fees	213		130
Transfer agent fees	1,931		1,099
Registration fees	59		28
Printing fees	53		44
Professional fees	74		36
Shareholder servicing fees	67		21
Trustee fees and expenses	30		15
Interest expense	–		–
Other	42		23
Total Expenses	8,476		10,874
Less expenses reimbursed by investment adviser	(4,127)		(1,532)
Net Expenses	4,349		9,342
Net Investment Income	60,758		31,109
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	14,605		23,315
Futures contracts	–		(343)
Foreign currency transactions	–		–
Net change in unrealized appreciation (depreciation) on:
Investments	12,549		(2,398)
Futures contracts	–		20
Forward foreign currency exchange contracts	–		–
Translation of other assets and liabilities denominated in foreign currencies	–		–
Net Gains	27,154		20,594
Net Increase in Net Assets Resulting from Operations	$87,912		$51,703

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $56, $65, $4,270, $3 and $3, respectively.
(2)	Amounts include dividend income from the Government Portfolio of the Northern Institutional Funds of $64 and $4, respectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2011

GLOBAL FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$1,008	$294,816		$10,748	$6,529	$3,780		$1,594
–	4,270	(1)	64 (2)	3 (1)	3	(1)	4 (2)
1,008	299,086		10,812	6,532	3,783		1,598

346	23,236		6,583	787	444		605
61	5,211		1,411	787	444		129
75	382		115	70	44		29
25	367		114	72	50		29
41	3,474		940	525	296		86
19	43		47	24	23		20
20	102		31	15	16		23
18	94		38	18	18		18
17	441		33	–	–		14
8	37		15	7	7		7
1	–		–	–	–		–
12	51		22	12	12		12
643	33,438		9,349	2,317	1,354		972
(176)	(3,593)		(1,537)	(1,034)	(636)		(236)
467	29,845		7,812	1,283	718		736
541	269,241		3,000	5,249	3,065		862

2,192	136,137		15,829	986	317		2,536
–	–		–		–		35
(16)	–		–	–	–		–

(101)	49,892		(1,124)	(258)	694		(196)
–	–		–	–	–		(11)
(46)	–		–	–	–		–
25	–		–	–	–		–
2,054	186,029		14,705	728	1,011		2,364
$2,595	$455,270		$17,705	$5,977	$4,076		$3,226

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		FIXED INCOME FUND		GLOBAL FIXED INCOME FUND
Amounts in thousands	2011	2010	2011	2010	2011	2010
OPERATIONS:
Net investment income	$60,758	$55,291	$31,109	$36,281	$541	$1,176
Net realized gains	14,605	6,593	22,972	29,650	2,176	1,596
Net change in unrealized appreciation (depreciation)	12,549	32,320	(2,378)	20,524	(122)	28
Net Increase in Net Assets Resulting from Operations	87,912	94,204	51,703	86,455	2,595	2,800
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capitalshare transactions	125,434	494,219	44,351	67,527	(21,350)	(25,544)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	125,434	494,219	44,351	67,527	(21,350)	(25,544)
DISTRIBUTIONS PAID:
From net investment income	(62,720)	(56,082)	(31,755)	(36,872)	(1,700)	(1,290)
From net realized gains	(13,481)	(2,680)	(32,611)	–	(936)	(833)
Total Distributions Paid	(76,201)	(58,762)	(64,366)	(36,872)	(2,636)	(2,123)
Total Increase (Decrease) in Net Assets	137,145	529,661	31,688	117,110	(21,391)	(24,867)
NET ASSETS:
Beginning of year	1,822,915	1,293,254	1,080,546	963,436	55,394	80,261
End of year	$1,960,060	$1,822,915	$1,112,234	$1,080,546	$34,003	$55,394
Accumulated Undistributed Net Investment Income (Loss)	$8	$2	$(630)	$(642)	$(1,124)	$(1,289)

(1)	Commenced investment operations on June 18, 2009.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2011	2010	2011	2010	2011	2010(1)	2011	2010(1)	2011	2010

$269,241	$205,323	$3,000	$6,070	$5,249	$1,055	$3,065	$748	$862	$1,879
136,137	120,492	15,829	8,705	986	213	317	136	2,571	317
49,892	259,980	(1,124)	(4,268)	(258)	599	694	577	(207)	(1,547)
455,270	585,795	17,705	10,507	5,977	1,867	4,076	1,461	3,226	649

975,921	1,163,268	269,111	254,782	367,622	327,881	197,347	172,486	(22,973)	(39,015)
975,921	1,163,268	269,111	254,782	367,622	327,881	197,347	172,486	(22,973)	(39,015)

(269,243)	(207,873)	(4,029)	(6,618)	(5,249)	(1,055)	(3,075)	(748)	(1,000)	(2,005)
–	–	(24,414)	(21,805)	(493)	(30)	(136)	–	(3,610)	(5,569)
(269,243)	(207,873)	(28,443)	(28,423)	(5,742)	(1,085)	(3,211)	(748)	(4,610)	(7,574)
1,161,948	1,541,190	258,373	236,866	367,857	328,663	198,212	173,199	(24,357)	(45,940)

2,960,644	1,419,454	794,392	557,526	328,663	–	173,199	–	98,398	144,338
$4,122,592	$2,960,644	$1,052,765	$794,392	$696,520	$328,663	$371,411	$173,199	$74,041	$98,398
$(542)	$(540)	$ –	$ –	$ –	$ –	$(10)	$ –	$203	$421

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	2011		2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$10.39		$10.14	$10.24	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.36	0.42	0.47	0.04
Net realized and unrealized gains (losses)	0.15		0.28	(0.10)	0.30	(0.06)
Total from Investment Operations	0.49		0.64	0.32	0.77	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.37)	(0.42)	(0.47)	(0.04)
From net realized gains	(0.07)		(0.02)	–	–	–
Total Distributions Paid	(0.42)		(0.39)	(0.42)	(0.47)	(0.04)
Net Asset Value, End of Period	$10.46		$10.39	$10.14	$10.24	$9.94
Total Return(2)	4.73%		6.33%	3.24%	7.97%	(0.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,960,060		$1,822,915	$1,293,254	$713,074	$168,259
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.23	%(4)	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.44%		0.43%	0.44%	0.45%	0.76%
Net investment income, net of reimbursements and credits	3.14	%(4)	3.50%	4.16%	4.68%	4.90%
Net investment income, before reimbursements and credits	2.93%		3.32%	3.97%	4.48%	4.39%
Portfolio Turnover Rate	121.58%		123.18%	93.94%	121.04%	36.78%

(1)	Commenced investment operations on February 27, 2007.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affliliated money market funds of approximately $479,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.25		$9.77	$9.84	$9.87	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.35	0.33	0.43	0.45
Net realized and unrealized gains (losses)	0.20		0.48	(0.07)	(0.02)	0.15
Total from Investment Operations	0.50		0.83	0.26	0.41	0.60
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)		(0.35)	(0.33)	(0.44)	(0.46)
From net realized gains	(0.31)		–	–	–	–
Total Distributions Paid	(0.61)		(0.35)	(0.33)	(0.44)	(0.46)
Net Asset Value, End of Year	$10.14		$10.25	$9.77	$9.84	$9.87
Total Return(2)	4.82%		8.78%	2.68%	4.25%	6.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,112,234		$1,080,546	$963,436	$1,101,479	$1,067,525
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(3)	0.90%	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	0.99%		0.99%	0.99%	0.99%	0.99%
Net investment income, net of reimbursements and credits	2.83	%(3)	3.46%	3.44%	4.38%	4.52%
Net investment income, before reimbursements and credits	2.69%		3.37%	3.35%	4.29%	4.43%
Portfolio Turnover Rate	658.14%		616.19%	613.60%	774.54%	655.65%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $551,000, which represents 0.05 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL FIXED INCOME FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.34		$11.25	$12.22	$10.65	$10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.02	0.12	0.36	0.29
Net realized and unrealized gains (losses)	0.41		0.38	(0.49)	1.54	0.39
Total from Investment Operations	0.65		0.40	(0.37)	1.90	0.68
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.56)		(0.19)	(0.60)	(0.33)	(0.47)
From net realized gains	(0.31)		(0.12)	–	–	–
Total Distributions Paid	(0.87)		(0.31)	(0.60)	(0.33)	(0.47)
Net Asset Value, End of Year	$11.12		$11.34	$11.25	$12.22	$10.65
Total Return(2)	5.90%		3.47%	(3.27)%	18.17%	6.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$34,003		$55,394	$80,261	$69,910	$29,515
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.15	%(3)	1.15%	1.15%	1.15%	1.15%
Expenses, before reimbursements and credits	1.58%		1.41%	1.39%	1.56%	1.61%
Net investment income, net of reimbursements and credits	1.32	%(3)	1.55%	1.90%	2.48%	2.52%
Net investment income, before reimbursements and credits	0.89%		1.29%	1.66%	2.07%	2.06%
Portfolio Turnover Rate	62.09%		83.07%	96.46%	51.42%	47.00%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents less than 0.005% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND
Selected per share data	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Year	$7.08		$5.89	$7.29	$8.24		$8.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.56		0.61	0.55	0.58		0.59
Net realized and unrealized gains (losses)	0.37		1.19	(1.39)	(0.95)		0.20
Total from Investment Operations	0.93		1.80	(0.84)	(0.37)		0.79
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.56)		(0.61)	(0.56)	(0.58)		(0.59)
Total Distributions Paid	(0.56)		(0.61)	(0.56)	(0.58)		(0.59)
Net Asset Value, End of Year	$7.45		$7.08	$5.89	$7.29		$8.24
Total Return(2)	13.71%		31.76%	(11.88)%	(4.64)%		10.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,122,592		$2,960,644	$1,419,454	$1,722,857		$1,820,377
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.86	%(3)	0.89%	0.90%	0.90	%(4)	0.90%
Expenses, before reimbursements and credits	0.96%		0.99%	1.01%	1.01%		1.00%
Net investment income, net of reimbursements and credits	7.75	%(3)	9.12%	8.41%	7.47%		7.26%
Net investment income, before reimbursements and credits	7.65%		9.02%	8.30%	7.36%		7.16%
Portfolio Turnover Rate	114.25%		176.39%	96.79%	68.47%		69.24%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $335,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $94,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2008. Absent the custodian credit arrangement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2011		2010	2009		2008	2007
Net Asset Value, Beginning of Year	$10.37		$10.62	$10.37		$9.99	$9.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.09	0.16		0.35	0.41
Net realized and unrealized gains (losses)	0.18		0.08	0.34		0.38	0.09
Total from Investment Operations	0.24		0.17	0.50		0.73	0.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.10)	(0.16)		(0.35)	(0.41)
From net realized gains	(0.25)		(0.32)	(0.09)		–	–
Total Distributions Paid	(0.30)		(0.42)	(0.25)		(0.35)	(0.41)
Net Asset Value, End of Year	$10.31		$10.37	$10.62		$10.37	$9.99
Total Return(1)	2.30%		1.37%	4.89%		7.49%	5.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,052,765		$794,392	$557,526		$409,888	$127,452
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.83	%(2)	0.90%	0.90	%(3)	0.90%	0.90%
Expenses, before reimbursements and credits	0.99%		0.99%	1.00%		1.02%	1.05%
Net investment income, net of reimbursements and credits	0.32	%(2)	0.87%	1.50%		3.14%	4.14%
Net investment income, before reimbursements and credits	0.16%		0.78%	1.40%		3.02%	3.99%
Portfolio Turnover Rate	1061.57%		1,393.08%	1,169.80%		1,939.44%	878.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $652,000, which represents 0.07 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $29,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2011		2010(1)
Net Asset Value, Beginning of Period	$10.10		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.07
Net realized and unrealized gains	0.03		0.10
Total from Investment Operations	0.13		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.07)
From net realized gains	(0.01)		-	(2)
Total Distributions Paid	(0.11)		(0.07)
Net Asset Value, End of Period	$10.12		$10.10
Total Return(3)	1.26%		1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$696,520		$328,663
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.44%		0.50%
Net investment income, net of reimbursements and credits	1.01	%(5)	0.84	%(7)
Net investment income, before reimbursements and credits	0.81%		0.59	%(7)
Portfolio Turnover Rate	40.44%		32.98%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $20,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2011		2010(1)
Net Asset Value, Beginning of Period	$10.11		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.08
Net realized and unrealized gains	0.04		0.11
Total from Investment Operations	0.14		0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.08)
From net realized gains	–	(2)	–
Total Distributions Paid	(0.10)		(0.08)
Net Asset Value, End of Period	$10.15		$10.11
Total Return(3)	1.47%		1.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$371,411		$173,199
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.46%		0.55%
Net investment income, net of reimbursements and credits	1.04	%(5)	1.02	%(7)
Net investment income, before reimbursements and credits	0.82%		0.72	%(7)
Portfolio Turnover Rate	52.01%		26.61%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $11,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.03		$10.65	$10.26	$9.81	$9.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11		0.17	0.20	0.38	0.41
Net realized and unrealized gains (losses)	0.22		(0.14)	0.43	0.44	0.10
Total from Investment Operations	0.33		0.03	0.63	0.82	0.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)		(0.17)	(0.21)	(0.37)	(0.41)
From net realized gains	(0.47)		(0.48)	(0.03)	–	–
Total Distributions Paid	(0.59)		(0.65)	(0.24)	(0.37)	(0.41)
Net Asset Value, End of Year	$9.77		$10.03	$10.65	$10.26	$9.81
Total Return(1)	3.31%		0.82%	6.26%	8.61%	5.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$74,041		$98,398	$144,338	$127,215	$143,309
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(2)	0.90%	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	1.13%		1.09%	1.07%	1.07%	1.06%
Net investment income, net of reimbursements and credits	1.00	%(2)	1.55%	1.98%	3.79%	4.13%
Net investment income, before reimbursements and credits	0.72%		1.36%	1.81%	3.62%	3.97%
Portfolio Turnover Rate	982.00%		1,271.78%	1,055.57%	1,788.89%	785.03%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $41,000, which represents 0.05 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8%

Automobile – 0.1%

Ally Auto Receivables Trust, Series 2010-3, Class A3,

1.11%, 10/15/14	$300	$299

Ally Auto Receivables Trust, Series 2010-3, Class A4,

1.55%, 8/17/15	100	99

AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A3,

1.14%, 4/8/15	150	150

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3,

0.91%, 8/8/13	125	125

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class B,

1.65%, 11/8/13	50	50

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class C,

2.00%, 1/8/14	50	50

Ford Credit Auto Owner Trust, Series 2011-A, Class A3,

0.97%, 1/15/15	110	110

Ford Credit Auto Owner Trust, Series 2011-A, Class A4,

1.65%, 5/15/16	65	64

Honda Auto Receivables Owner Trust, Series 2010-3, Class A3,

0.70%, 4/21/14	100	100

Honda Auto Receivables Owner Trust, Series 2010-3, Class A4,

0.94%, 12/21/16	75	74

Nissan Auto Receivables Owner Trust, Series 2010-A, Class A3,

0.87%, 7/15/14	200	199

Nissan Auto Receivables Owner Trust, Series 2010-A, Class A4,

1.31%, 9/15/16	150	149

USAA Auto Owner Trust, Series 2009-1, Class A4,

4.77%, 9/15/14	570	598

USAA Auto Owner Trust, Series 2009-2, Class A4,

2.53%, 7/15/15	200	205
		2,272

Commercial Mortgage Services – 2.4%

Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A6,

4.88%, 7/10/42	350	370

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AJ,

5.20%, 9/10/47	$325	$334

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4,

5.63%, 7/10/46	805	867

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class AM,

5.68%, 7/10/46	400	409

Banc of America Commercial Mortgage, Inc., Series 2006-6, Class AM,

5.39%, 10/10/45	500	494

Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4,

5.45%, 1/15/49	330	347

Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4,

6.20%, 2/10/51	500	553

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4,

5.19%, 5/11/39	250	264

Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4,

4.68%, 8/13/39	500	526

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3,

5.47%, 6/11/41	500	537

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4,

4.67%, 6/11/41	200	210

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AJ,

5.76%, 9/11/38	575	559

Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4,

5.54%, 9/11/41	660	708

Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4,

5.54%, 10/12/41	250	269

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4,

5.47%, 1/12/45	500	537

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4,

5.74%, 9/11/42	750	814

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM,

5.84%, 9/11/42	250	260

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3,

5.73%, 3/15/49	$240	$262

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AJ,

5.73%, 3/15/49	600	579

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4,

5.43%, 10/15/49	500	534

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5,

5.62%, 10/15/48	700	752

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4,

5.89%, 11/15/44	500	541

Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2,

4.08%, 6/10/38	625	646

Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4,

4.72%, 3/10/39	500	527

Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A,

5.12%, 6/10/44	1,000	1,067

Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class A4,

5.31%, 12/10/46	500	527

Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4,

5.44%, 2/15/39	500	536

Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3,

5.47%, 9/15/39	500	529

Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3,

5.31%, 12/15/39	500	525

Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A2,

5.80%, 9/15/39	972	994

CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2,

5.18%, 11/15/36	440	456

CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5,

3.94%, 5/15/38	1,000	1,033

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A4,

4.90%, 12/15/36	$800	$844

CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A4,

5.01%, 2/15/38	1,000	1,058

CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4,

5.10%, 8/15/38	600	643

CS First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ,

5.23%, 12/15/40	390	386

GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2,

6.07%, 6/10/38	480	488

Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7,

5.32%, 6/10/36	500	535

Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM,

5.89%, 7/10/38	500	519

Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4,

5.74%, 12/10/49	400	423

GS Mortgage Securities Corp. II, Series 2003-C1, Class A3,

4.61%, 1/10/40	200	209

GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4,

5.55%, 4/10/38	300	322

GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4,

5.81%, 8/10/45	525	557

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A1,

4.28%, 1/12/37	17	18

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A2,

4.99%, 1/12/37	500	525

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class AJ,

5.32%, 12/15/44	370	380

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class AJ,

5.86%, 4/15/45	500	489

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3,

5.34%, 5/15/47	$500	$524

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4,

5.44%, 6/12/47	600	633

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4,

5.74%, 2/12/49	700	750

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4,

5.82%, 6/15/49	1,063	1,139

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3,

5.42%, 1/15/49	500	527

LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4,

4.57%, 1/15/31	540	567

LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4,

4.37%, 3/15/36	520	542

LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5,

5.15%, 4/15/30	1,000	1,069

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class AM,

5.71%, 3/15/39	185	189

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4,

5.37%, 9/15/39	800	854

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3,

5.35%, 11/15/38	500	529

LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3,

5.43%, 2/15/40	500	527

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2,

6.09%, 4/15/41	500	551

Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2,

4.07%, 10/12/41	15	15

Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A2,

4.17%, 8/12/39	104	105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2,

4.56%, 6/12/43	$65	$65

Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4,

5.83%, 6/12/50	650	697

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3,

5.96%, 8/12/49	500	537

Morgan Stanley Capital I, Series 2003-IQ6, Class A4,

4.97%, 12/15/41	500	531

Morgan Stanley Capital I, Series 2004-HQ4, Class A7,

4.97%, 4/14/40	1,400	1,487

Morgan Stanley Capital I, Series 2004-IQ8, Class A3,

4.50%, 6/15/40	59	59

Morgan Stanley Capital I, Series 2005-HQ5, Class A4,

5.17%, 1/14/42	500	535

Morgan Stanley Capital I, Series 2005-HQ7, Class A4,

5.20%, 11/14/42	520	560

Morgan Stanley Capital I, Series 2006-HQ8, Class AJ,

5.48%, 3/12/44	500	489

Morgan Stanley Capital I, Series 2006-IQ11, Class A4,

5.73%, 10/15/42	500	548

Morgan Stanley Capital I, Series 2006-IQ12, Class A4,

5.33%, 12/15/43	505	533

Morgan Stanley Capital I, Series 2006-T23, Class A4,

5.81%, 8/12/41	1,000	1,109

Morgan Stanley Capital I, Series 2007-T25, Class AJ,

5.57%, 11/12/49	500	470

Morgan Stanley Capital I, Series 2007-T27, Class A4,

5.65%, 6/11/42	1,200	1,318

Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4,

5.08%, 9/15/37	1,000	1,041

Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A4,

5.13%, 8/15/35	500	528

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Commercial Mortgage Services – 2.4% – continued

Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A4,

5.03%, 1/15/41	$500	$516

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4,

4.80%, 10/15/41	1,000	1,051

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM,

5.32%, 12/15/44	250	263

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM,

5.47%, 1/15/45	500	515

Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM,

5.96%, 6/15/45	450	470

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4,

5.57%, 10/15/48	500	529
		47,334

Credit Card – 0.2%

BA Credit Card Trust, Series 2007-A1, Class A1,

5.17%, 6/15/19	185	206

Citibank Credit Card Issuance Trust, Series 2003-A10, Class A10,

4.75%, 12/10/15	130	141

Citibank Credit Card Issuance Trust, Series 2004-A8, Class A8,

4.90%, 12/12/16	350	383

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9,

5.10%, 11/20/17	170	187

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3,

6.15%, 6/15/39	100	116

Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6,

6.30%, 6/20/14	350	370

Citibank Credit Card Issuance Trust, Series 2009-A4, Class A4,

4.90%, 6/23/16	500	546

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5,

2.25%, 12/23/14	400	408

Discover Card Master Trust, Series 2007-A1, Class A1,

5.65%, 3/16/20	300	336

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.8% – continued

Credit Card – 0.2% – continued

MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1,

4.45%, 8/15/16	$120	$128
		2,821

Utilities – 0.1%

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1,

1.83%, 2/15/16	160	162

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A2,

3.46%, 8/15/19	500	511

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A3,

4.24%, 8/15/23	500	508

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3,

4.38%, 11/1/23	100	103
		1,284
Total Asset-Backed Securities
(Cost $48,754)		53,711

CORPORATE BONDS – 15.8%

Aerospace/Defense – 0.3%

Boeing (The) Co.,

5.13%, 2/15/13	550	590

3.75%, 11/20/16	400	419

6.13%, 2/15/33	135	153

6.63%, 2/15/38	100	118

5.88%, 2/15/40	75	81

General Dynamics Corp.,

4.25%, 5/15/13	235	250

5.38%, 8/15/15	150	167

Goodrich Corp.,

3.60%, 2/1/21	250	234

L-3 Communications Corp.,

5.20%, 10/15/19	250	261

4.95%, 2/15/21	40	40

Lockheed Martin Corp.,

7.65%, 5/1/16	100	121

4.25%, 11/15/19	500	504

8.50%, 12/1/29	75	99

6.15%, 9/1/36	275	299

Northrop Grumman Corp.,

1.85%, 11/15/15	200	191

5.05%, 8/1/19	170	180

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Aerospace/Defense – 0.3% – continued

Raytheon Co.,

4.40%, 2/15/20	$510	$517

United Technologies Corp.,

6.10%, 5/15/12	300	319

4.88%, 5/1/15	275	303

5.38%, 12/15/17	390	439

4.50%, 4/15/20	450	468

6.05%, 6/1/36	100	111

6.13%, 7/15/38	175	197
		6,061

Agriculture – 0.2%

Altria Group, Inc.,

9.70%, 11/10/18	950	1,249

9.25%, 8/6/19	250	326

9.95%, 11/10/38	150	209

10.20%, 2/6/39	100	142

Archer-Daniels-Midland Co.,

5.45%, 3/15/18	325	361

4.48%, 3/1/21	150	152

5.38%, 9/15/35	175	176

6.45%, 1/15/38	50	58

5.77%, 3/1/41	130	133

Bunge Ltd. Finance Corp.,

5.35%, 4/15/14	100	106

4.10%, 3/15/16	140	140

8.50%, 6/15/19	60	71

Philip Morris International, Inc.,

4.88%, 5/16/13	90	97

5.65%, 5/16/18	625	696

4.50%, 3/26/20	250	257

6.38%, 5/16/38	280	315

Reynolds American, Inc.,

7.63%, 6/1/16	150	178
		4,666

Airlines – 0.0%

Continental Airlines, Inc., Series 2009-2, Class A, Pass Through Trust,

7.25%, 11/10/19	365	394

Apparel – 0.0%

VF Corp.,

6.00%, 10/15/33	100	106

6.45%, 11/1/37	30	35
		141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Auto Manufacturers – 0.1%

Daimler Finance N.A. LLC,

6.50%, 11/15/13	$850	$950

8.50%, 1/18/31	175	235
		1,185

Auto Parts & Equipment – 0.0%

Johnson Controls, Inc.,

5.00%, 3/30/20	155	163

Banks – 3.5%

Ally Financial, Inc.,

2.20%, 12/19/12	2,000	2,049

American Express Bank FSB,

5.50%, 4/16/13	350	375

Bank of America Corp.,

6.25%, 4/15/12	350	369

5.38%, 9/11/12	150	158

4.88%, 9/15/12	250	262

4.88%, 1/15/13	300	315

4.90%, 5/1/13	350	369

5.38%, 6/15/14	50	54

5.13%, 11/15/14	400	426

4.50%, 4/1/15	65	68

4.75%, 8/1/15	325	339

3.63%, 3/17/16	185	182

5.75%, 8/15/16	100	106

5.63%, 10/14/16	200	213

6.00%, 9/1/17	250	268

5.75%, 12/1/17	865	911

5.65%, 5/1/18	450	470

7.63%, 6/1/19	540	625

5.88%, 1/5/21	440	459

6.50%, 9/15/37	775	778

Bank of America N.A.,

5.30%, 3/15/17	1,075	1,104

6.00%, 10/15/36	250	243

Bank of New York Mellon (The) Corp.,

6.38%, 4/1/12	100	105

4.95%, 11/1/12	450	478

4.50%, 4/1/13	120	128

4.30%, 5/15/14	200	215

2.95%, 6/18/15	200	204

5.50%, 12/1/17	100	108

5.45%, 5/15/19	75	82

Bank One Corp.,

7.75%, 7/15/25	54	63

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Banks – 3.5% – continued

BB&T Capital Trust II,

6.75%, 6/7/36	$75	$75

BB&T Corp.,

4.75%, 10/1/12	100	105

5.20%, 12/23/15	600	644

3.95%, 4/29/16	250	258

Capital One Capital V,

10.25%, 8/15/39	350	380

Capital One Financial Corp.,

7.38%, 5/23/14	775	890

5.50%, 6/1/15	250	272

Citigroup, Inc.,

2.13%, 4/30/12	3,000	3,057

5.50%, 4/11/13	1,000	1,070

6.50%, 8/19/13	100	109

5.13%, 5/5/14	200	213

5.00%, 9/15/14	1,300	1,358

5.30%, 1/7/16	800	848

5.50%, 2/15/17	225	234

6.00%, 8/15/17	100	109

6.13%, 11/21/17	1,075	1,171

6.13%, 5/15/18	350	382

8.50%, 5/22/19	500	617

6.63%, 6/15/32	100	103

6.00%, 10/31/33	350	334

6.88%, 3/5/38	900	989

8.13%, 7/15/39	360	451

Fifth Third Bancorp,

6.25%, 5/1/13	100	109

5.45%, 1/15/17	75	78

8.25%, 3/1/38	275	328

FleetBoston Financial Corp.,

6.88%, 1/15/28	100	104

Goldman Sachs Group (The), Inc.,

5.70%, 9/1/12	400	424

5.45%, 11/1/12	500	531

4.75%, 7/15/13	350	371

5.25%, 10/15/13	150	161

6.00%, 5/1/14	650	714

5.50%, 11/15/14	150	163

5.13%, 1/15/15	500	534

5.35%, 1/15/16	1,100	1,174

3.63%, 2/7/16	165	163

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Banks – 3.5% – continued

5.75%, 10/1/16	$250	$272

5.63%, 1/15/17	300	316

6.25%, 9/1/17	300	329

5.95%, 1/18/18	835	897

6.15%, 4/1/18	815	884

5.38%, 3/15/20	1,295	1,315

5.95%, 1/15/27	150	151

6.75%, 10/1/37	1,165	1,175

6.25%, 2/1/41	300	299

HSBC Bank USA N.A.,

4.63%, 4/1/14	425	452

4.88%, 8/24/20	300	294

7.00%, 1/15/39	350	392

JPMorgan Chase & Co.,

2.13%, 6/22/12	3,000	3,059

5.75%, 1/2/13	325	347

4.75%, 5/1/13	275	292

5.13%, 9/15/14	1,100	1,181

5.25%, 5/1/15	350	375

5.15%, 10/1/15	1,050	1,125

6.13%, 6/27/17	100	109

6.00%, 1/15/18	1,610	1,765

4.95%, 3/25/20	375	381

4.40%, 7/22/20	300	290

6.40%, 5/15/38	554	612

JPMorgan Chase Bank N.A.,

5.88%, 6/13/16	200	220

6.00%, 10/1/17	650	711

KeyBank N.A.,

5.80%, 7/1/14	250	273

5.45%, 3/3/16	100	107

KeyCorp.,

3.75%, 8/13/15	250	253

5.10%, 3/24/21	25	25

M&I Marshall & Ilsley Bank,

4.85%, 6/16/15	130	135

M&T Bank Corp.,

5.38%, 5/24/12	100	104

Manufacturers & Traders Trust Co.,

6.63%, 12/4/17	250	282

Mellon Funding Corp.,

5.00%, 12/1/14	100	109

Morgan Stanley,

6.60%, 4/1/12	225	238

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Banks – 3.5% – continued

5.30%, 3/1/13	$250	$266

4.75%, 4/1/14	1,300	1,355

4.20%, 11/20/14	280	289

4.10%, 1/26/15	500	513

6.00%, 4/28/15	2,025	2,205

5.38%, 10/15/15	200	213

5.45%, 1/9/17	325	343

6.25%, 8/28/17	350	380

5.95%, 12/28/17	175	188

6.63%, 4/1/18	850	934

7.30%, 5/13/19	645	726

5.63%, 9/23/19	475	485

6.25%, 8/9/26	100	105

National City Corp.,

4.90%, 1/15/15	200	215

PNC Bank N.A.,

4.88%, 9/21/17	100	105

PNC Funding Corp.,

4.25%, 9/21/15	250	263

6.70%, 6/10/19	600	698

4.38%, 8/11/20	500	498

State Street Corp.,

4.30%, 5/30/14	345	370

SunTrust Bank,

7.25%, 3/15/18	125	142

SunTrust Banks, Inc.,

3.60%, 4/15/16	100	99

US Bancorp,

2.00%, 6/14/13	200	203

1.38%, 9/13/13	300	299

1.13%, 10/30/13	70	69

3.15%, 3/4/15	215	220

2.45%, 7/27/15	70	69

US Bank N.A.,

6.30%, 2/4/14	300	334

4.95%, 10/30/14	250	272

4.80%, 4/15/15	100	107

Wachovia Bank N.A.,

5.85%, 2/1/37	250	255

6.60%, 1/15/38	300	337

Wachovia Corp.,

5.50%, 5/1/13	525	566

4.88%, 2/15/14	250	266

5.25%, 8/1/14	150	160

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Banks – 3.5% – continued

5.63%, 10/15/16	$550	$594

5.75%, 6/15/17	350	388

5.75%, 2/1/18	600	661

Wells Fargo & Co.,

5.13%, 9/1/12	150	158

4.38%, 1/31/13	1,030	1,085

4.95%, 10/16/13	700	748

4.63%, 4/15/14	415	437

5.00%, 11/15/14	100	107

3.63%, 4/15/15	250	258

5.13%, 9/15/16	475	506

5.63%, 12/11/17	445	486

4.60%, 4/1/21	250	247

5.38%, 2/7/35	125	126

Wells Fargo Bank N.A.,

4.75%, 2/9/15	250	266

Wells Fargo Capital X,
5.95%, 12/15/36	100	99
		68,533

Beverages – 0.3%

Anheuser-Busch Cos., Inc.,

4.95%, 1/15/14	175	189

5.50%, 1/15/18	375	412

5.95%, 1/15/33	100	106

6.45%, 9/1/37	50	56

Anheuser-Busch InBev Worldwide, Inc.,

2.50%, 3/26/13	100	102

4.13%, 1/15/15	500	528

2.88%, 2/15/16	75	74

5.38%, 1/15/20	450	483

Bottling Group LLC,

5.50%, 4/1/16	675	761

Coca-Cola (The) Co.,

3.15%, 11/15/20	1,115	1,037

Coca-Cola Enterprises, Inc.,

1.13%, 11/12/13	250	246

Coca-Cola Refreshments USA, Inc.,

7.38%, 3/3/14	125	145

Dr Pepper Snapple Group, Inc.,

2.35%, 12/21/12	60	61

2.90%, 1/15/16	135	134

PepsiAmericas, Inc.,

4.88%, 1/15/15	50	55

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Beverages – 0.3% – continued

PepsiCo, Inc.,

5.15%, 5/15/12	$75	$79

4.65%, 2/15/13	140	149

3.10%, 1/15/15	450	467

5.00%, 6/1/18	650	709

4.50%, 1/15/20	300	313

4.88%, 11/1/40	165	154
		6,260

Biotechnology – 0.1%

Amgen, Inc.,

4.85%, 11/18/14	175	191

5.85%, 6/1/17	375	427

4.50%, 3/15/20	165	169

6.38%, 6/1/37	100	111

6.40%, 2/1/39	100	111

Genentech, Inc.,

4.75%, 7/15/15	150	163

Life Technologies Corp.,

3.50%, 1/15/16	250	249
		1,421

Building Materials – 0.0%

CRH America, Inc.,

6.00%, 9/30/16	100	108

Martin Marietta Materials, Inc.,

6.60%, 4/15/18	100	109
		217

Chemicals – 0.3%

Dow Chemical (The) Co.,

6.00%, 10/1/12	50	54

7.60%, 5/15/14	1,000	1,156

5.70%, 5/15/18	100	108

7.38%, 11/1/29	100	120

E.I. Du Pont de Nemours & Co.,

5.00%, 1/15/13	16	17

1.75%, 3/25/14	200	199

3.25%, 1/15/15	350	363

5.25%, 12/15/16	400	446

6.00%, 7/15/18	615	701

6.50%, 1/15/28	100	114

Monsanto Co.,

5.13%, 4/15/18	240	260

5.50%, 8/15/25	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS - 15.8% – continued

Chemicals – 0.3% – continued

PPG Industries, Inc.,

1.90%, 1/15/16	$50	$47

6.65%, 3/15/18	220	256

7.70%, 3/15/38	50	62

Praxair, Inc.,

3.95%, 6/1/13	275	291

4.50%, 8/15/19	400	417

4.05%, 3/15/21	100	100

Rohm & Haas Co.,

6.00%, 9/15/17	250	276

Sherwin-Williams (The) Co.,

3.13%, 12/15/14	300	313
		5,352

Commercial Services – 0.1%

R.R. Donnelley & Sons Co.,

5.50%, 5/15/15	225	233

7.63%, 6/15/20	250	263

Western Union (The) Co.,

5.93%, 10/1/16	355	394

6.20%, 11/17/36	50	49

6.20%, 6/21/40	70	69
		1,008

Computers – 0.3%

Computer Sciences Corp.,

5.50%, 3/15/13	250	266

Dell, Inc.,

2.30%, 9/10/15	350	342

3.10%, 4/1/16	150	149

5.65%, 4/15/18	180	198

5.88%, 6/15/19	100	110

6.50%, 4/15/38	50	54

Hewlett-Packard Co.,

6.50%, 7/1/12	75	80

4.50%, 3/1/13	850	905

4.75%, 6/2/14	700	761

2.13%, 9/13/15	200	196

2.20%, 12/1/15	250	246

International Business Machines Corp.,

4.75%, 11/29/12	75	80

1.00%, 8/5/13	550	547

5.70%, 9/14/17	1,450	1,641

8.38%, 11/1/19	50	66

6.50%, 1/15/28	100	118

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Computers – 0.3% – continued

5.60%, 11/30/39	$275	$288
		6,047

Cosmetics/Personal Care – 0.1%

Avon Products, Inc.,

4.80%, 3/1/13	175	185

Estee Lauder (The) Cos., Inc.,

6.00%, 5/15/37	100	108

Procter & Gamble (The) Co.,

4.85%, 12/15/15	1,208	1,342

4.70%, 2/15/19	200	217

5.80%, 8/15/34	100	111

5.55%, 3/5/37	50	53
		2,016

Diversified Financial Services – 1.8%

American Express Co.,

4.88%, 7/15/13	675	720

6.15%, 8/28/17	800	895

7.00%, 3/19/18	300	351

8.13%, 5/20/19	550	686

8.15%, 3/19/38	170	227

American Express Credit Corp.,

5.88%, 5/2/13	100	108

Ameriprise Financial, Inc.,

7.30%, 6/28/19	75	90

5.30%, 3/15/20	95	101

Bear Stearns (The) Cos. LLC,

6.95%, 8/10/12	200	215

5.30%, 10/30/15	850	916

5.55%, 1/22/17	50	53

6.40%, 10/2/17	150	168

7.25%, 2/1/18	535	623

BlackRock, Inc.,

3.50%, 12/10/14	275	288

5.00%, 12/10/19	130	136

Caterpillar Financial Services Corp.,

4.25%, 2/8/13	450	476

6.13%, 2/17/14	100	113

4.75%, 2/17/15	275	300

2.65%, 4/1/16(1)	150	149

5.85%, 9/1/17	592	675

5.45%, 4/15/18	300	334

Charles Schwab (The) Corp.,

4.95%, 6/1/14	120	130

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Diversified Financial Services – 1.8% – continued

4.45%, 7/22/20	$250	$254

Citigroup Funding, Inc.,

1.88%, 10/22/12	2,000	2,038

Credit Suisse USA, Inc.,

5.50%, 8/15/13	450	487

4.88%, 1/15/15	375	403

5.38%, 3/2/16	75	82

7.13%, 7/15/32	250	293

General Electric Capital Corp.,

6.00%, 6/15/12	900	953

2.13%, 12/21/12	2,000	2,047

2.80%, 1/8/13	100	102

5.45%, 1/15/13	1,725	1,845

2.10%, 1/7/14	300	300

5.90%, 5/13/14	370	408

3.75%, 11/14/14	750	781

4.88%, 3/4/15	350	377

5.00%, 1/8/16	100	108

5.63%, 9/15/17	1,175	1,275

5.63%, 5/1/18	2,575	2,784

5.50%, 1/8/20	200	212

4.63%, 1/7/21	400	394

6.75%, 3/15/32	150	165

6.15%, 8/7/37	150	153

5.88%, 1/14/38	600	592

6.88%, 1/10/39	550	614

Goldman Sachs Capital II,

5.79%, 6/1/12	100	86

HSBC Finance Corp.,

7.00%, 5/15/12	375	399

6.38%, 11/27/12	250	269

4.75%, 7/15/13	325	347

5.50%, 1/19/16	650	714

IBM International Group Capital LLC,

5.05%, 10/22/12	100	106

Jefferies Group, Inc.,

8.50%, 7/15/19	350	413

John Deere Capital Corp.,

4.95%, 12/17/12	200	213

5.10%, 1/15/13	125	134

2.95%, 3/9/15	350	359

5.75%, 9/10/18	200	226

JPMorgan Chase Capital XXVII,

7.00%, 11/1/39	420	433

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Diversified Financial Services – 1.8% – continued

Lehman Brothers Holdings Capital Trust VII,

5.86%, 5/31/12 (2)*	$50	$–

Merrill Lynch & Co., Inc.,

6.05%, 8/15/12	400	425

5.45%, 2/5/13	425	451

6.15%, 4/25/13	705	759

5.45%, 7/15/14	330	353

6.05%, 5/16/16	500	528

5.70%, 5/2/17	150	156

6.40%, 8/28/17	200	218

6.88%, 4/25/18	505	561

6.88%, 11/15/18	275	308

6.11%, 1/29/37	150	142

7.75%, 5/14/38	175	201

National Rural Utilities Cooperative Finance Corp.,

5.50%, 7/1/13	300	327

1.90%, 11/1/15	250	242

5.45%, 2/1/18	300	329

8.00%, 3/1/32	50	65

SLM Corp.,

5.00%, 10/1/13	650	673

Toyota Motor Credit Corp.,

1.38%, 8/12/13	500	498

2.80%, 1/11/16	300	299

4.50%, 6/17/20	300	304
		34,959

Electric –1.4%

AEP Texas Central Transition Funding LLC,

5.09%, 7/1/15	170	186

Alabama Power Co.,

4.85%, 12/15/12	25	27

6.13%, 5/15/38	50	55

American Electric Power Co., Inc.,

5.25%, 6/1/15	300	325

Appalachian Power Co.,

4.60%, 3/30/21	250	246

7.00%, 4/1/38	75	86

Carolina Power & Light Co.,

5.13%, 9/15/13	540	586

CenterPoint Energy Houston Electric LLC,

5.70%, 3/15/13	150	162

7.00%, 3/1/14	200	227

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Electric – 1.4% – continued

Cleveland Electric Illuminating (The) Co.,

5.70%, 4/1/17	$250	$266

Commonwealth Edison Co.,

5.95%, 8/15/16	125	140

6.15%, 9/15/17	225	252

5.80%, 3/15/18	300	331

4.00%, 8/1/20	410	396

6.45%, 1/15/38	200	218

Consolidated Edison Co. of New York, Inc.,

4.88%, 2/1/13	350	371

4.45%, 6/15/20	250	256

5.85%, 3/15/36	100	105

6.20%, 6/15/36	200	220

6.75%, 4/1/38	100	118

5.50%, 12/1/39	85	85

Constellation Energy Group, Inc.,

4.55%, 6/15/15	100	104

7.60%, 4/1/32	100	114

Consumers Energy Co.,

5.50%, 8/15/16	125	139

6.13%, 3/15/19	200	227

Detroit Edison (The) Co.,

5.60%, 6/15/18	125	136

5.70%, 10/1/37	50	52

Dominion Resources, Inc.,

6.25%, 6/30/12	200	212

5.15%, 7/15/15	50	55

6.00%, 11/30/17	100	112

6.40%, 6/15/18	20	23

5.25%, 8/1/33	250	270

5.95%, 6/15/35	250	258

7.00%, 6/15/38	20	23

DTE Energy Co.,

6.38%, 4/15/33	50	52

Duke Energy Carolinas LLC,

5.30%, 10/1/15	100	111

5.25%, 1/15/18	200	220

5.10%, 4/15/18	65	71

6.45%, 10/15/32	106	118

6.10%, 6/1/37	150	160

6.00%, 1/15/38	35	38

6.05%, 4/15/38	25	27

5.30%, 2/15/40	400	393

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Electric – 1.4% – continued

Duke Energy Corp.,

6.25%, 6/15/18	$100	$113

Duke Energy Indiana, Inc.,

5.00%, 9/15/13	350	377

6.45%, 4/1/39	250	281

Duke Energy Ohio, Inc.,

2.10%, 6/15/13	245	250

Entergy Louisiana LLC,

6.50%, 9/1/18	100	113

5.40%, 11/1/24	150	157

Entergy Texas, Inc.,

7.13%, 2/1/19	250	291

Exelon Corp.,

5.63%, 6/15/35	75	70

Exelon Generation Co. LLC,

5.20%, 10/1/19	225	228

FirstEnergy Solutions Corp.,

6.80%, 8/15/39	380	377

Florida Power & Light Co.,

5.55%, 11/1/17	225	254

5.65%, 2/1/37	350	361

5.95%, 2/1/38	150	161

5.69%, 3/1/40	400	416

Florida Power Corp.,

5.80%, 9/15/17	50	57

5.65%, 6/15/18	225	252

6.35%, 9/15/37	50	56

6.40%, 6/15/38	285	320

Georgia Power Co.,

4.25%, 12/1/19	500	512

Metropolitan Edison Co.,

4.88%, 4/1/14	200	207

MidAmerican Energy Co.,

5.30%, 3/15/18	500	548

Midamerican Energy Holdings Co.,

5.88%, 10/1/12	325	347

6.13%, 4/1/36	350	371

6.50%, 9/15/37	200	221

Midamerican Funding LLC,

6.93%, 3/1/29	50	56

Nevada Power Co.,

6.65%, 4/1/36	100	113

NextEra Energy Capital Holdings, Inc.,

5.35%, 6/15/13	75	80

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Electric – 1.4% – continued

6.65%, 6/15/67	$25	$25

Nisource Finance Corp.,

6.15%, 3/1/13	35	38

5.25%, 9/15/17	450	479

5.45%, 9/15/20	200	208

Northern States Power Co.,

6.25%, 6/1/36	100	113

5.35%, 11/1/39	65	65

NSTAR Electric Co.,

4.88%, 4/15/14	200	215

Ohio Power Co.,

5.50%, 2/15/13	50	53

6.60%, 2/15/33	100	110

Oncor Electric Delivery Co. LLC,

6.80%, 9/1/18	225	256

7.25%, 1/15/33	200	233

7.50%, 9/1/38	145	174

Pacific Gas & Electric Co.,

4.80%, 3/1/14	225	242

5.63%, 11/30/17	660	733

6.05%, 3/1/34	450	469

5.80%, 3/1/37	100	101

5.40%, 1/15/40	160	153

PacifiCorp,

6.25%, 10/15/37	275	304

6.00%, 1/15/39	60	65

Peco Energy Co.,

5.35%, 3/1/18	25	27

Pennsylvania Electric Co.,

6.05%, 9/1/17	300	323

PPL Electric Utilities Corp.,

6.25%, 5/15/39	125	138

PPL Energy Supply LLC,

5.40%, 8/15/14	250	267

6.50%, 5/1/18	100	112

Progress Energy, Inc.,

7.75%, 3/1/31	50	62

6.00%, 12/1/39	450	463

PSEG Power LLC,

2.50%, 4/15/13	100	101

5.50%, 12/1/15	175	190

Public Service Co. of Colorado,

7.88%, 10/1/12	300	330

4.88%, 3/1/13	325	346

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Electric – 1.4% – continued

Public Service Co. of Oklahoma,

4.40%, 2/1/21	$50	$49

6.63%, 11/15/37	125	138

Public Service Electric & Gas Co.,

5.13%, 9/1/12	100	106

5.30%, 5/1/18	575	632

5.38%, 11/1/39	250	247

Puget Sound Energy, Inc.,

5.48%, 6/1/35	25	24

6.27%, 3/15/37	75	81

5.80%, 3/15/40	250	254

5.64%, 4/15/41	80	80

San Diego Gas & Electric Co.,

6.13%, 9/15/37	50	56

4.50%, 8/15/40	150	133

Sierra Pacific Power Co.,

5.45%, 9/1/13	275	298

6.00%, 5/15/16	250	282

South Carolina Electric & Gas Co.,

5.25%, 11/1/18	116	127

6.05%, 1/15/38	265	287

Southern California Edison Co.,

5.00%, 1/15/14	150	163

5.50%, 8/15/18	100	112

6.65%, 4/1/29	300	338

6.00%, 1/15/34	100	109

5.55%, 1/15/37	125	127

5.95%, 2/1/38	100	107

6.05%, 3/15/39	50	55

5.50%, 3/15/40	150	152

Southern Co.,

2.38%, 9/15/15	250	246

Southern Power Co.,

6.25%, 7/15/12	600	637

4.88%, 7/15/15	150	161

Southwestern Electric Power Co.,

5.88%, 3/1/18	400	431

6.20%, 3/15/40	200	200

Southwestern Public Service Co.,

6.00%, 10/1/36	100	102

Union Electric Co.,

6.40%, 6/15/17	400	454

Virginia Electric and Power Co.,

5.40%, 4/30/18	425	467

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Electric – 1.4% – continued

6.00%, 1/15/36	$50	$54

8.88%, 11/15/38	300	435

Wisconsin Electric Power Co.,

5.70%, 12/1/36	150	156

Xcel Energy, Inc.,

4.70%, 5/15/20	100	103

6.50%, 7/1/36	100	111
		28,071

Electrical Components & Equipment – 0.0%

Emerson Electric Co.,

4.75%, 10/15/15	100	109

5.38%, 10/15/17	100	111

5.25%, 10/15/18	325	358

6.00%, 8/15/32	25	28

6.13%, 4/15/39	50	56
		662

Electronics – 0.0%

Thermo Fisher Scientific, Inc.,

3.20%, 5/1/15	320	328

Environmental Control – 0.1%

Browning-Ferris Industries, Inc.,

7.40%, 9/15/35	125	148

Republic Services, Inc.,

5.50%, 9/15/19	120	129

5.00%, 3/1/20	400	414

5.25%, 11/15/21	500	523

Waste Management, Inc.,

6.38%, 11/15/12	100	108

5.00%, 3/15/14	100	108

6.10%, 3/15/18	250	279

7.10%, 8/1/26	125	147

6.13%, 11/30/39	400	415
		2,271

Food – 0.4%

Campbell Soup Co.,

5.00%, 12/3/12	150	160

4.25%, 4/15/21	150	149

ConAgra Foods, Inc.,

7.00%, 4/15/19	300	340

7.00%, 10/1/28	100	108

General Mills, Inc.,

5.20%, 3/17/15	500	549

5.40%, 6/15/40	70	69

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Food – 0.4% – continued

H.J. Heinz Co.,

5.35%, 7/15/13	$200	$217

H.J. Heinz Finance Co.,

6.75%, 3/15/32	50	57

Kellogg Co.,

5.13%, 12/3/12	200	213

4.15%, 11/15/19	335	337

7.45%, 4/1/31	100	125

Kraft Foods, Inc.,

6.25%, 6/1/12	101	107

2.63%, 5/8/13	480	491

5.25%, 10/1/13	125	136

6.50%, 8/11/17	150	171

6.13%, 2/1/18	815	911

6.13%, 8/23/18	50	56

6.50%, 11/1/31	150	165

7.00%, 8/11/37	100	112

6.88%, 2/1/38	100	111

6.88%, 1/26/39	100	111

6.50%, 2/9/40	250	267

Kroger (The) Co.,

6.75%, 4/15/12	275	291

5.50%, 2/1/13	175	187

3.90%, 10/1/15	80	83

6.15%, 1/15/20	25	28

7.50%, 4/1/31	200	239

6.90%, 4/15/38	100	113

Safeway, Inc.,

5.80%, 8/15/12	225	239

6.35%, 8/15/17	275	307

5.00%, 8/15/19	385	398

3.95%, 8/15/20	350	331

Sara Lee Corp.,

3.88%, 6/15/13	200	208

Sysco Corp.,

6.63%, 3/17/39	200	242

Unilever Capital Corp.,

4.25%, 2/10/21	250	254

5.90%, 11/15/32	125	139
		8,021

Forest Products & Paper – 0.1%

International Paper Co.,

5.30%, 4/1/15	100	108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Forest Products & Paper – 0.1% – continued

7.95%, 6/15/18	$325	$391

7.50%, 8/15/21	350	411

7.30%, 11/15/39	45	50
		960

Gas – 0.1%

AGL Capital Corp.,

5.88%, 3/15/41	100	100

CenterPoint Energy, Inc.,

6.50%, 5/1/18	40	45

KeySpan Corp.,

5.80%, 4/1/35	175	172

Sempra Energy,

2.00%, 3/15/14	200	199

6.15%, 6/15/18	400	449

Southern California Gas Co.,

5.75%, 11/15/35	150	160

Southern Union Co.,

8.25%, 11/15/29	25	28
		1,153

Healthcare – Products – 0.1%

Baxter International, Inc.,

1.80%, 3/15/13	80	81

4.63%, 3/15/15	100	109

5.38%, 6/1/18	225	250

6.25%, 12/1/37	30	34

Becton Dickinson and Co.,

3.25%, 11/12/20	230	214

Johnson & Johnson,

5.55%, 8/15/17	350	401

5.15%, 7/15/18	200	224

6.95%, 9/1/29	100	125

5.95%, 8/15/37	100	113

Medtronic, Inc.,

3.00%, 3/15/15	250	257

4.75%, 9/15/15	200	219

4.13%, 3/15/21	500	494

6.50%, 3/15/39	100	115
		2,636

Healthcare – Services – 0.2%

Aetna, Inc.,

3.95%, 9/1/20	375	362

6.75%, 12/15/37	150	169

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Healthcare – Services – 0.2% – continued

Quest Diagnostics, Inc.,

6.40%, 7/1/17	$100	$113

4.75%, 1/30/20	340	341

5.75%, 1/30/40	85	82

UnitedHealth Group, Inc.,

5.00%, 8/15/14	6	7

4.70%, 2/15/21	300	303

5.80%, 3/15/36	250	248

6.63%, 11/15/37	350	379

6.88%, 2/15/38	100	112

5.70%, 10/15/40	135	132

WellPoint, Inc.,

5.25%, 1/15/16	150	165

5.88%, 6/15/17	350	393

5.85%, 1/15/36	600	605
		3,411

Home Furnishings – 0.0%

Whirlpool Corp.,

5.50%, 3/1/13	250	266

Household Products/Wares – 0.1%

Clorox Co.,

5.00%, 3/1/13	350	371

5.00%, 1/15/15	75	81

5.95%, 10/15/17	25	28

Fortune Brands, Inc.,

5.38%, 1/15/16	475	504

Kimberly-Clark Corp.,

5.00%, 8/15/13	100	109

6.13%, 8/1/17	50	58

6.25%, 7/15/18	150	176

6.63%, 8/1/37	350	418
		1,745

Housewares – 0.0%

Newell Rubbermaid, Inc.,

4.70%, 8/15/20	350	345

Insurance – 0.7%

ACE INA Holdings, Inc.,

5.90%, 6/15/19	355	394

6.70%, 5/15/36	50	57

Aflac, Inc.,

6.90%, 12/17/39	80	84

Allstate (The) Corp.,

5.55%, 5/9/35	50	49

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Insurance - 0.7% – continued

6.13%, 5/15/37	$100	$101

6.50%, 5/15/57	225	229

Allstate Life Global Funding Trusts,

5.38%, 4/30/13	1,000	1,079

American International Group, Inc.,

5.05%, 10/1/15	100	103

5.85%, 1/16/18	225	234

8.25%, 8/15/18	150	175

6.25%, 5/1/36	100	99

8.18%, 5/15/58	440	474

AON Corp.,

5.00%, 9/30/20	350	354

Berkshire Hathaway Finance Corp.,

4.63%, 10/15/13	250	270

4.85%, 1/15/15	575	627

5.40%, 5/15/18	300	330

5.75%, 1/15/40	255	267

Berkshire Hathaway, Inc.,

3.20%, 2/11/15	500	515

Chubb Corp.,

5.75%, 5/15/18	325	361

6.00%, 5/11/37	50	52

6.50%, 5/15/38	85	95

Genworth Financial, Inc.,

5.75%, 6/15/14	175	180

6.52%, 5/22/18	50	49

7.20%, 2/15/21	500	497

Hartford Financial Services Group, Inc.,

4.63%, 7/15/13	75	78

5.38%, 3/15/17	150	155

5.50%, 3/30/20	250	254

5.95%, 10/15/36	75	70

Lincoln National Corp.,

6.15%, 4/7/36	150	155

6.30%, 10/9/37	100	104

Marsh & McLennan Cos., Inc.,

5.75%, 9/15/15	520	565

MetLife, Inc.,

2.38%, 2/6/14	450	451

5.00%, 6/15/15	825	888

6.75%, 6/1/16	170	197

5.70%, 6/15/35	200	200

6.40%, 12/15/36	150	144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Insurance – 0.7% – continued

Principal Life Income Funding Trusts,

5.30%, 4/24/13	$150	$161

5.10%, 4/15/14	231	248

Protective Life Corp.,

7.38%, 10/15/19	300	334

8.45%, 10/15/39	200	223

Prudential Financial, Inc.,

4.50%, 7/15/13	125	131

5.10%, 9/20/14	40	43

3.88%, 1/14/15	200	207

6.00%, 12/1/17	425	468

7.38%, 6/15/19	500	587

5.38%, 6/21/20	175	182

5.75%, 7/15/33	50	49

6.63%, 12/1/37	200	217

6.20%, 11/15/40	75	78

Swiss Re Solutions Holding Corp.,

6.45%, 3/1/19	575	617

Travelers (The) Cos., Inc.,

5.50%, 12/1/15	150	166

5.80%, 5/15/18	375	412

6.25%, 6/15/37	375	403

5.35%, 11/1/40	25	24

Travelers Property Casualty Corp.,

5.00%, 3/15/13	100	107
		14,593

Internet – 0.0%

eBay, Inc.,

1.63%, 10/15/15	250	239

Iron/Steel – 0.0%

Allegheny Technologies, Inc.,

5.95%, 1/15/21	25	26

Nucor Corp.,

5.85%, 6/1/18	200	228

6.40%, 12/1/37	150	171
		425

Lodging – 0.0%

Marriott International, Inc.,

5.63%, 2/15/13	200	214

Machinery – Construction & Mining – 0.0%

Caterpillar, Inc.,

5.70%, 8/15/16	50	57

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Machinery – Construction & Mining – 0.0% – continued

7.30%, 5/1/31	$25	$32

6.05%, 8/15/36	50	56
		145

Machinery – Diversified – 0.0%

Deere & Co.,

6.95%, 4/25/14	175	202

8.10%, 5/15/30	100	134
		336

Media – 0.9%

CBS Corp.,

5.63%, 8/15/12	18	19

5.75%, 4/15/20	250	264

Comcast Cable Communications Holdings, Inc.,

8.38%, 3/15/13	100	113

Comcast Corp.,

5.30%, 1/15/14	150	163

5.85%, 11/15/15	450	501

6.50%, 1/15/17	1,500	1,708

5.70%, 5/15/18	400	435

6.45%, 3/15/37	175	179

6.95%, 8/15/37	200	218

6.40%, 5/15/38	600	611

6.40%, 3/1/40	95	97

COX Communications, Inc.,

7.13%, 10/1/12	200	217

4.63%, 6/1/13	100	106

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,

3.55%, 3/15/15	400	409

3.50%, 3/1/16	200	200

5.88%, 10/1/19	500	541

5.00%, 3/1/21	400	401

6.00%, 8/15/40	250	239

Discovery Communications LLC,

3.70%, 6/1/15	250	258

6.35%, 6/1/40	125	130

McGraw-Hill (The) Cos., Inc.,

5.90%, 11/15/17	75	82

NBCUniversal Media LLC,

2.10%, 4/1/14 (3)(4)	200	199

3.65%, 4/30/15 (3)(4)	115	118

5.15%, 4/30/20 (3)(4)	200	206

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Media – 0.9% – continued

4.38%, 4/1/21 (3)(4)	$400	$383

6.40%, 4/30/40 (3)	115	118

News America, Inc.,

5.30%, 12/15/14	450	497

6.90%, 3/1/19	300	350

6.40%, 12/15/35	125	129

6.65%, 11/15/37	550	577

6.90%, 8/15/39	310	337

Time Warner Cable, Inc.,

6.20%, 7/1/13	225	247

5.85%, 5/1/17	1,325	1,449

8.75%, 2/14/19	300	374

5.00%, 2/1/20	365	369

4.13%, 2/15/21	250	234

7.30%, 7/1/38	350	388

6.75%, 6/15/39	325	340

Time Warner Entertainment Co. L.P.,

8.38%, 3/15/23	75	92

Time Warner, Inc.,

5.88%, 11/15/16	1,150	1,283

4.88%, 3/15/20	160	163

4.75%, 3/29/21	350	348

6.50%, 11/15/36	600	617

6.20%, 3/15/40	55	55

6.10%, 7/15/40	200	196

Viacom, Inc.,

3.50%, 4/1/17	125	123

6.88%, 4/30/36	500	547

Walt Disney (The) Co.,

5.88%, 12/15/17	300	343

5.50%, 3/15/19	400	453
		17,426

Mining – 0.2%

Alcoa, Inc.,

5.55%, 2/1/17	475	502

6.75%, 7/15/18	80	89

5.90%, 2/1/27	75	74

5.95%, 2/1/37	600	566

Barrick North America Finance LLC,

6.80%, 9/15/18	175	208

7.50%, 9/15/38	100	123

Freeport – McMoRan Copper & Gold, Inc.,

8.38%, 4/1/17	725	799

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Mining – 0.2% – continued

Newmont Mining Corp.,

5.13%, 10/1/19	$315	$338

5.88%, 4/1/35	100	101

Southern Copper Corp.,

7.50%, 7/27/35	100	108

6.75%, 4/16/40	90	91
		2,999

Miscellaneous Manufacturing – 0.2%

3M Co.,

4.38%, 8/15/13	200	216

5.70%, 3/15/37	350	381

Danaher Corp.,

5.63%, 1/15/18	200	221

Dover Corp.,

4.30%, 3/1/21	60	61

General Electric Co.,

5.00%, 2/1/13	1,105	1,177

5.25%, 12/6/17	250	272

Honeywell International, Inc.,

5.30%, 3/15/17	200	223

5.30%, 3/1/18	290	321

5.70%, 3/15/36	720	770

5.70%, 3/15/37	125	133

Textron, Inc.,

5.60%, 12/1/17	125	131
		3,906

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.,

4.63%, 10/1/12	100	105

Xerox Corp.,

5.50%, 5/15/12	375	392

6.75%, 2/1/17	500	574

5.63%, 12/15/19	120	129

6.75%, 12/15/39	60	68
		1,268

Oil & Gas – 0.6%

Anadarko Petroleum Corp.,

5.95%, 9/15/16	450	489

6.38%, 9/15/17	190	209

6.95%, 6/15/19	500	561

Apache Corp.,

5.63%, 1/15/17	250	281

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Oil & Gas – 0.6% – continued

6.00%, 1/15/37	$400	$423

5.10%, 9/1/40	100	93

Chevron Corp.,

3.95%, 3/3/14	500	535

4.95%, 3/3/19	200	221

ConocoPhillips,

4.60%, 1/15/15	420	458

5.75%, 2/1/19	1,150	1,302

6.50%, 2/1/39	525	598

ConocoPhillips Australia Funding Co.,

5.50%, 4/15/13	325	353

ConocoPhillips Holding Co.,

6.95%, 4/15/29	150	179

Devon Energy Corp.,

6.30%, 1/15/19	500	586

EOG Resources, Inc.,

2.95%, 6/1/15	250	252

5.63%, 6/1/19	215	236

4.10%, 2/1/21	500	484

Hess Corp.,

7.13%, 3/15/33	75	86

6.00%, 1/15/40	150	152

5.60%, 2/15/41	500	478

Marathon Oil Corp.,

6.00%, 10/1/17	185	208

6.60%, 10/1/37	75	82

Marathon Petroleum Corp.,

3.50%, 3/1/16(3) (4)	200	200

5.13%, 3/1/21(3) (4)	75	75

6.50%, 3/1/41(3) (4)	160	162

Pemex Project Funding Master Trust,

5.75%, 3/1/18	925	979

6.63%, 6/15/35	200	201

Rowan Cos., Inc.,

5.00%, 9/1/17	200	207

Valero Energy Corp.,

4.50%, 2/1/15	230	242

7.50%, 4/15/32	50	55

6.63%, 6/15/37	325	327
		10,714

Oil & Gas Services – 0.0%

Baker Hughes, Inc.,

5.13%, 9/15/40	175	166

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Oil & Gas Services – 0.0% – continued

Halliburton Co.,

5.90%, 9/15/18	$350	$397

6.70%, 9/15/38	75	87

7.45%, 9/15/39	100	126
		776

Packaging & Containers – 0.0%

Bemis Co., Inc.,

5.65%, 8/1/14	65	71

Sonoco Products Co.,

5.75%, 11/1/40	150	145
		216

Pharmaceuticals – 0.6%

Abbott Laboratories,

5.15%, 11/30/12	300	321

5.88%, 5/15/16	225	257

5.60%, 11/30/17	600	679

6.15%, 11/30/37	50	55

5.30%, 5/27/40	250	246

Bristol-Myers Squibb Co.,

5.25%, 8/15/13	200	219

5.45%, 5/1/18	340	378

5.88%, 11/15/36	23	25

6.13%, 5/1/38	5	6

Cardinal Health, Inc.,

5.80%, 10/15/16	100	111

Eli Lilly & Co.,

5.20%, 3/15/17	775	857

Express Scripts, Inc.,

7.25%, 6/15/19	440	525

GlaxoSmithKline Capital, Inc.,

4.38%, 4/15/14	100	108

5.65%, 5/15/18	800	899

5.38%, 4/15/34	150	151

6.38%, 5/15/38	380	428

McKesson Corp.,

5.70%, 3/1/17	275	305

Mead Johnson Nutrition Co.,

4.90%, 11/1/19	250	259

5.90%, 11/1/39	50	52

Medco Health Solutions, Inc.,

7.13%, 3/15/18	300	350

Merck & Co., Inc.,

5.30%, 12/1/13	100	110

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Pharmaceuticals – 0.6% – continued

4.75%, 3/1/15	$375	$410

6.00%, 9/15/17	350	404

5.00%, 6/30/19	725	786

5.75%, 11/15/36	50	54

5.85%, 6/30/39	100	108

Novartis Capital Corp.,

1.90%, 4/24/13	210	214

4.40%, 4/24/20	185	191

Pfizer, Inc.,

4.50%, 2/15/14	250	270

5.35%, 3/15/15	335	374

6.20%, 3/15/19	1,000	1,152

7.20%, 3/15/39	200	248

Pharmacia Corp.,

6.60%, 12/1/28	125	148

Teva Pharmaceutical Finance Co. LLC,

5.55%, 2/1/16	100	111

6.15%, 2/1/36	45	49

Wyeth,

5.50%, 2/1/14	815	899

5.50%, 2/15/16	425	476

5.95%, 4/1/37	225	241
		12,476

Pipelines – 0.5%

Buckeye Partners L.P.,

6.05%, 1/15/18	85	93

CenterPoint Energy Resources Corp.,

7.88%, 4/1/13	150	168

6.00%, 5/15/18	85	95

6.63%, 11/1/37	50	54

5.85%, 1/15/41 (3)(4)	50	50

El Paso Natural Gas Co.,

5.95%, 4/15/17	350	385

8.38%, 6/15/32	100	122

Enbridge Energy Partners L.P.,

5.20%, 3/15/20	95	99

7.50%, 4/15/38	50	59

Energy Transfer Partners L.P.,

6.13%, 2/15/17	350	391

9.00%, 4/15/19	400	505

7.50%, 7/1/38	50	58

Enterprise Products Operating LLC,

5.65%, 4/1/13	350	377

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Pipelines – 0.5% – continued

5.60%, 10/15/14	$250	$276

3.20%, 2/1/16	200	199

6.30%, 9/15/17	335	378

5.25%, 1/31/20	300	311

6.88%, 3/1/33	50	55

7.55%, 4/15/38	50	59

Kinder Morgan Energy Partners L.P.,

5.13%, 11/15/14	250	271

5.95%, 2/15/18	495	545

6.85%, 2/15/20	70	80

5.80%, 3/1/21	300	322

7.40%, 3/15/31	250	280

7.30%, 8/15/33	100	112

6.95%, 1/15/38	150	162

6.55%, 9/15/40	100	103

ONEOK Partners L.P.,

3.25%, 2/1/16	135	134

6.15%, 10/1/16	200	226

8.63%, 3/1/19	350	440

ONEOK, Inc.,

5.20%, 6/15/15	200	215

Panhandle Eastern Pipeline Co. L.P.,

6.20%, 11/1/17	100	111

Plains All American Pipeline L.P./PAA Finance Corp.,

6.13%, 1/15/17	200	222

6.50%, 5/1/18	300	337

5.75%, 1/15/20	200	214

5.00%, 2/1/21	100	100

Spectra Energy Capital LLC,

6.25%, 2/15/13	150	162

5.90%, 9/15/13	125	136

6.20%, 4/15/18	100	111

7.50%, 9/15/38	50	59

Tennessee Gas Pipeline Co.,

7.00%, 10/15/28	50	56

Williams (The) Cos., Inc.,

8.75%, 3/15/32	93	120

Williams Partners L.P.,

5.25%, 3/15/20	180	188

4.13%, 11/15/20	300	286

6.30%, 4/15/40	130	135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Pipelines – 0.5% – continued

Williams Partners L.P./Williams Partners Finance Corp.,

7.25%, 2/1/17	$100	$117
		8,978

Real Estate – 0.0%

AMB Property L.P.,

4.50%, 8/15/17	85	86

Regency Centers L.P.,

5.88%, 6/15/17	25	27
		113

Real Estate Investment Trusts – 0.3%

BioMed Realty L.P.,

3.85%, 4/15/16	100	99

Boston Properties L.P.,

6.25%, 1/15/13	24	26

5.88%, 10/15/19	500	543

Brandywine Operating Partnership L.P.,

5.70%, 5/1/17	150	155

CommonWealth REIT,

6.25%, 6/15/17	75	80

6.65%, 1/15/18	50	55

ERP Operating L.P.,

4.75%, 7/15/20	335	339

HCP, Inc.,

6.00%, 1/30/17	150	162

5.38%, 2/1/21	960	970

Health Care REIT, Inc.,

3.63%, 3/15/16	500	495

Hospitality Properties Trust,

6.70%, 1/15/18	75	81

Liberty Property L.P.,

6.63%, 10/1/17	50	56

Simon Property Group L.P.,

4.20%, 2/1/15	85	89

5.10%, 6/15/15	250	273

5.25%, 12/1/16	200	217

6.13%, 5/30/18	870	975

4.38%, 3/1/21	250	245
		4,860

Retail – 0.6%

Costco Wholesale Corp.,

5.50%, 3/15/17	250	285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Retail – 0.6% – continued

CVS Caremark Corp.,

5.75%, 6/1/17	$700	$771

4.75%, 5/18/20	250	255

6.25%, 6/1/27	250	274

6.13%, 9/15/39	175	178

Home Depot (The), Inc.,

5.25%, 12/16/13	75	82

5.40%, 3/1/16	800	885

4.40%, 4/1/21	250	250

5.88%, 12/16/36	350	348

Kohl’s Corp.,

6.88%, 12/15/37	150	171

Lowe’s Cos., Inc.,

5.00%, 10/15/15	325	361

4.63%, 4/15/20	100	104

5.80%, 10/15/36	100	104

5.80%, 4/15/40	200	207

McDonald’s Corp.,

4.30%, 3/1/13	175	185

5.80%, 10/15/17	750	859

6.30%, 10/15/37	75	86

Nordstrom, Inc.,

6.25%, 1/15/18	325	372

7.00%, 1/15/38	50	59

Target Corp.,

5.38%, 5/1/17	575	640

3.88%, 7/15/20	195	192

6.50%, 10/15/37	125	140

7.00%, 1/15/38	325	384

Walgreen Co.,

5.25%, 1/15/19	525	577

Wal-Mart Stores, Inc.,

4.25%, 4/15/13	375	399

4.55%, 5/1/13	1,050	1,125

7.25%, 6/1/13	175	198

2.88%, 4/1/15	225	230

3.63%, 7/8/20	200	193

5.88%, 4/5/27	250	274

5.25%, 9/1/35	175	171

6.20%, 4/15/38	275	302

5.63%, 4/1/40	155	158

4.88%, 7/8/40	90	82

5.00%, 10/25/40	350	325

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Retail – 0.6% – continued

Yum! Brands, Inc.,

6.25%, 4/15/16	$150	$169

6.88%, 11/15/37	550	613
		12,008

Savings & Loans – 0.0%

Golden West Financial Corp.,

4.75%, 10/1/12	75	79

Software – 0.2%

Adobe Systems, Inc.,

3.25%, 2/1/15	350	357

Fiserv, Inc.,

6.13%, 11/20/12	138	148

3.13%, 10/1/15	250	249

Microsoft Corp.,

4.20%, 6/1/19	250	259

3.00%, 10/1/20	330	306

5.20%, 6/1/39	200	200

4.50%, 10/1/40	210	188

Oracle Corp.,

4.95%, 4/15/13	400	431

5.25%, 1/15/16	375	417

5.00%, 7/8/19	530	568

3.88%, 7/15/20(3) (4)	300	295

6.50%, 4/15/38	550	617

6.13%, 7/8/39	100	107
		4,142

Telecommunications – 1.0%

AT&T Corp.,

8.00%, 11/15/31	165	207

AT&T, Inc.,

5.10%, 9/15/14	1,450	1,586

2.50%, 8/15/15	200	199

5.60%, 5/15/18	175	192

5.80%, 2/15/19	900	1,000

6.15%, 9/15/34	125	125

6.80%, 5/15/36	50	53

6.30%, 1/15/38	175	176

6.40%, 5/15/38	425	434

6.55%, 2/15/39	625	651

BellSouth Corp.,

5.20%, 9/15/14	1,100	1,203

5.20%, 12/15/16	1,300	1,429

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Telecommunications – 1.0% – continued

BellSouth Telecommunications, Inc.,

6.38%, 6/1/28	$75	$79

Cellco Partnership/Verizon Wireless Capital LLC,

5.55%, 2/1/14	472	518

8.50%, 11/15/18	1,100	1,413

Cisco Systems, Inc.,

5.50%, 2/22/16	925	1,039

3.15%, 3/14/17	100	99

4.45%, 1/15/20	335	344

5.90%, 2/15/39	500	519

5.50%, 1/15/40	195	191

Embarq Corp.,

7.08%, 6/1/16	750	853

8.00%, 6/1/36	400	451

Harris Corp.,

6.38%, 6/15/19	50	57

New Cingular Wireless Services, Inc.,

8.13%, 5/1/12	150	161

8.75%, 3/1/31	150	206

Qwest Corp.,

8.38%, 5/1/16	880	1,047

6.88%, 9/15/33	125	125

Verizon Communications, Inc.,

5.55%, 2/15/16	1,300	1,444

3.00%, 4/1/16	100	99

5.50%, 2/15/18	535	583

6.10%, 4/15/18	175	196

6.35%, 4/1/19	650	739

7.35%, 4/1/39	650	758

6.00%, 4/1/41	180	179

Verizon Global Funding Corp.,

6.88%, 6/15/12	200	214

7.75%, 12/1/30	500	602

Verizon New York, Inc.,

7.38%, 4/1/32	150	168

Verizon Virginia, Inc.,

4.63%, 3/15/13	450	475
		19,814

Toys, Games & Hobbies – 0.0%

Hasbro, Inc.,

6.35%, 3/15/40	250	251

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 15.8% – continued

Transportation – 0.3%

Burlington Northern Santa Fe LLC,

5.65%, 5/1/17	$500	$557

6.15%, 5/1/37	100	106

5.75%, 5/1/40	750	759

CSX Corp.,

5.50%, 8/1/13	200	217

6.25%, 4/1/15	250	283

6.00%, 10/1/36	100	104

6.15%, 5/1/37	150	159

Federal Express Corp.,

9.65%, 6/15/12	75	82

FedEx Corp.,

8.00%, 1/15/19	40	49

Norfolk Southern Corp.,

5.26%, 9/17/14	200	220

5.90%, 6/15/19	320	363

7.25%, 2/15/31	500	610

Ryder System, Inc.,

3.60%, 3/1/16	85	86

Union Pacific Corp.,

6.50%, 4/15/12	50	53

7.00%, 2/1/16	100	117

5.75%, 11/15/17	625	701

7.88%, 1/15/19	250	312

United Parcel Service of America, Inc.,

8.38%, 4/1/20	50	66

United Parcel Service, Inc.,

5.50%, 1/15/18	775	867

3.13%, 1/15/21	250	232

6.20%, 1/15/38	150	168
		6,111

Water – 0.0%

American Water Capital Corp.,

6.59%, 10/15/37	75	80
Total Corporate Bonds
(Cost $288,835)		310,461

FOREIGN ISSUER BONDS – 7.0%

Banks – 1.6%

Bank of Nova Scotia,

2.38%, 12/17/13	300	306

3.40%, 1/22/15	500	517

2.05%, 10/7/15	100	98

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Banks – 1.6% – continued

4.38%, 1/13/21	$250	$249

Barclays Bank PLC,

5.45%, 9/12/12	300	318

2.38%, 1/13/14	70	70

6.75%, 5/22/19	1,300	1,468

5.13%, 1/8/20	190	193

Canadian Imperial Bank of Commerce,

1.45%, 9/13/13	250	249

Credit Suisse,

5.00%, 5/15/13	900	961

3.50%, 3/23/15	250	255

6.00%, 2/15/18	190	202

5.30%, 8/13/19	300	315

Credit Suisse A.G.,

5.40%, 1/14/20	500	505

Deutsche Bank A.G.,

2.38%, 1/11/13	100	102

4.88%, 5/20/13	400	425

3.45%, 3/30/15	500	511

3.25%, 1/11/16	150	151

6.00%, 9/1/17	1,225	1,358

HSBC Holdings PLC,

5.25%, 12/12/12	700	740

5.10%, 4/5/21	100	101

6.50%, 9/15/37	300	306

6.80%, 6/1/38	150	157

Korea Development Bank,

5.30%, 1/17/13	205	216

4.38%, 8/10/15	245	254

Kreditanstalt fuer Wiederaufbau,

4.75%, 5/15/12	2,000	2,092

3.25%, 3/15/13	2,700	2,820

3.50%, 5/16/13	225	237

4.00%, 10/15/13	1,200	1,280

1.38%, 1/13/14	550	550

3.50%, 3/10/14	250	264

1.50%, 4/4/14	650	651

4.13%, 10/15/14	500	543

2.63%, 3/3/15	1,000	1,026

4.88%, 1/17/17	200	222

4.38%, 3/15/18	375	403

4.00%, 1/27/20	1,500	1,549

2.75%, 9/8/20	500	462

13.85%, 6/29/37(5)	500	134

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Banks – 1.6% – continued

Landwirtschaftliche Rentenbank,

3.25%, 3/15/13	$350	$365

3.13%, 7/15/15	525	544

5.13%, 2/1/17	900	1,009

Lloyds TSB Bank PLC,

4.88%, 1/21/16	250	258

6.38%, 1/21/21	250	261

Oesterreichische Kontrollbank A.G.,

4.75%, 10/16/12	850	900

1.75%, 3/11/13	200	203

3.63%, 6/17/13	170	179

4.50%, 3/9/15	650	709

5.00%, 4/25/17	100	111

Royal Bank of Canada,

2.63%, 12/15/15	180	179

Royal Bank of Scotland (The) PLC,

4.88%, 3/16/15	200	208

3.95%, 9/21/15	270	270

4.38%, 3/16/16	175	176

6.13%, 1/11/21	600	617

Royal Bank of Scotland Group PLC,

5.00%, 10/1/14	400	401

6.40%, 10/21/19	200	206

UBS A.G.,

2.25%, 1/28/14	375	376

5.88%, 7/15/16	450	482

5.88%, 12/20/17	640	699

5.75%, 4/25/18	125	135

UFJ Finance Aruba AEC,

6.75%, 7/15/13	200	220

Westpac Banking Corp.,

3.00%, 8/4/15	250	249

3.00%, 12/9/15	200	199

4.88%, 11/19/19	1,000	1,031
		32,247

Beverages – 0.1%

Diageo Capital PLC,

5.50%, 9/30/16	150	167

5.75%, 10/23/17	850	953

Diageo Finance B.V.,

5.50%, 4/1/13	225	244
		1,364

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Building Materials – 0.0%

Lafarge S.A.,

6.50%, 7/15/16	$225	$238

Chemicals – 0.0%

Potash Corp. of Saskatchewan, Inc.,

3.75%, 9/30/15	300	312

6.50%, 5/15/19	135	156

5.88%, 12/1/36	50	51
		519

Diversified Financial Services – 0.0%

Credit Suisse A.G.,

5.86%, 5/15/17	150	146

MUFG Capital Finance 1 Ltd.,

6.35%, 7/25/16	500	501

Nomura Holdings, Inc.,

5.00%, 3/4/15	235	243
		890

Electric – 0.1%

Hydro-Quebec,

8.00%, 2/1/13	250	279

9.40%, 2/1/21	200	285

Ontario Electricity Financial Corp.,

7.45%, 3/31/13	150	168

Scottish Power Ltd.,

5.38%, 3/15/15	100	105

TransAlta Corp.,

4.75%, 1/15/15	370	393
		1,230

Electronics – 0.0%

Koninklijke Philips Electronics N.V.,

4.63%, 3/11/13	200	212

6.88%, 3/11/38	225	267
		479

Food – 0.0%

Delhaize Group S.A.,

5.70%, 10/1/40	1,000	914

Healthcare – Products – 0.0%

Covidien International Finance S.A.,

6.00%, 10/15/17	800	912

6.55%, 10/15/37	25	28
		940

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Holding Companies – Diversified – 0.0%

EnCana Holdings Finance Corp.,

5.80%, 5/1/14	$100	$111

Insurance – 0.0%

Allied World Assurance Co. Holdings Ltd.,

7.50%, 8/1/16	100	111

AXA S.A.,

8.60%, 12/15/30	75	89

Willis Group Holdings PLC,

5.75%, 3/15/21	100	99

XL Group PLC,

6.50%, 4/15/17	50	46
		345

Iron/Steel – 0.1%

ArcelorMittal,

5.38%, 6/1/13	50	53

6.13%, 6/1/18	500	530

9.85%, 6/1/19	250	317

7.00%, 10/15/39	150	150
		1,050

Media – 0.0%

Thomson Reuters Corp.,

5.95%, 7/15/13	375	413

5.85%, 4/15/40	150	156
		569

Mining – 0.3%

Barrick Gold Corp.,

6.95%, 4/1/19	300	359

BHP Billiton Finance USA Ltd.,

4.80%, 4/15/13	300	321

5.50%, 4/1/14	300	333

5.25%, 12/15/15	250	278

5.40%, 3/29/17	100	111

6.50%, 4/1/19	200	236

Rio Tinto Alcan, Inc.,

4.50%, 5/15/13	100	106

5.20%, 1/15/14	100	108

6.13%, 12/15/33	100	105

Rio Tinto Finance USA Ltd.,

6.50%, 7/15/18	675	777

9.00%, 5/1/19	575	756

Teck Resources Ltd.,

3.85%, 8/15/17	35	35

6.00%, 8/15/40	45	45

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Mining – 0.3% – continued

Vale Overseas Ltd.,

6.25%, 1/23/17	$775	$863

5.63%, 9/15/19	55	58

6.88%, 11/21/36	275	293

6.88%, 11/10/39	125	134
		4,918

Miscellaneous Manufacturing – 0.1%

Ingersoll-Rand Global Holding Co. Ltd.,

6.00%, 8/15/13	200	220

Tyco Electronics Group S.A.,

6.55%, 10/1/17	50	57

7.13%, 10/1/37	50	58

Tyco International Finance S.A.,

4.13%, 10/15/14	55	58

3.38%, 10/15/15	100	103

8.50%, 1/15/19	50	65

Tyco International Ltd./Tyco International Finance S.A.,

6.88%, 1/15/21	500	597
		1,158

Multi-National – 1.3%

African Development Bank,

2.50%, 3/15/16	500	496

Asian Development Bank,

4.50%, 9/4/12	1,000	1,053

1.63%, 7/15/13	500	506

2.50%, 3/15/16	500	502

5.50%, 6/27/16	600	686

5.59%, 7/16/18	50	57

Corp. Andina de Fomento,

5.20%, 5/21/13	100	107

5.75%, 1/12/17	100	107

Council Of Europe Development Bank,

2.63%, 2/16/16	350	352

European Bank for Reconstruction & Development,

3.63%, 6/17/13	190	200

1.63%, 9/3/15	500	487

2.50%, 3/15/16	300	298

European Investment Bank,

1.75%, 9/14/12	250	254

1.63%, 3/15/13	200	203

3.25%, 5/15/13	1,025	1,072

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Multi-National – 1.3% – continued

3.38%, 6/12/13	$750	$786

4.25%, 7/15/13	1,800	1,924

1.25%, 9/17/13	400	401

2.38%, 3/14/14	2,500	2,561

4.63%, 5/15/14	750	818

2.88%, 1/15/15	550	569

2.75%, 3/23/15	500	515

1.63%, 9/1/15	500	488

1.38%, 10/20/15	500	481

2.25%, 3/15/16	400	396

4.88%, 1/17/17	800	886

5.13%, 5/30/17	350	393

2.88%, 9/15/20	500	466

4.88%, 2/15/36	200	202

Inter-American Development Bank,

4.38%, 9/20/12	1,200	1,265

3.50%, 7/8/13	200	211

1.63%, 7/15/13	150	152

4.25%, 9/10/18	400	430

3.88%, 9/17/19	600	622

3.88%, 2/14/20	500	516

International Bank for Reconstruction & Development,

2.00%, 4/2/12	1,300	1,321

1.75%, 7/15/13	500	509

2.38%, 5/26/15	375	382

2.13%, 3/15/16	1,000	994

5.00%, 4/1/16	450	504

9.25%, 7/15/17	100	134

4.75%, 2/15/35	25	25

International Finance Corp.,

4.75%, 4/25/12	25	26

3.50%, 5/15/13	300	317

Nordic Investment Bank,

2.50%, 7/15/15	900	916

5.00%, 2/1/17	100	112
		25,702

Oil & Gas – 0.8%

Alberta Energy Co. Ltd.,

7.38%, 11/1/31	75	87

Anadarko Finance Co.,

7.50%, 5/1/31	75	83

BP Capital Markets PLC,

3.13%, 10/1/15	200	201

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Oil & Gas – 0.8% – continued

4.75%, 3/10/19	$1,200	$1,249

4.50%, 10/1/20	200	198

4.74%, 3/11/21	400	401

Canadian Natural Resources Ltd.,

5.70%, 5/15/17	225	252

5.90%, 2/1/18	250	282

6.25%, 3/15/38	150	162

6.75%, 2/1/39	50	57

Cenovus Energy, Inc.,

4.50%, 9/15/14	50	54

6.75%, 11/15/39	65	73

ConocoPhillips Canada Funding Co. I,

5.95%, 10/15/36	250	263

Devon Financing Corp. ULC,

7.88%, 9/30/31	200	257

EnCana Corp.,

5.90%, 12/1/17	725	812

6.50%, 5/15/19	75	88

6.63%, 8/15/37	75	81

6.50%, 2/1/38	100	107

Nexen, Inc.,

5.05%, 11/20/13	250	275

6.20%, 7/30/19	60	66

7.88%, 3/15/32	75	85

7.50%, 7/30/39	330	372

Noble Holding International Ltd.,

3.45%, 8/1/15	200	204

6.05%, 3/1/41	70	70

Petrobras International Finance Co.,

5.75%, 1/20/20	665	686

5.38%, 1/27/21	390	391

6.88%, 1/20/40	395	414

6.75%, 1/27/41	140	144

Petro-Canada,

4.00%, 7/15/13	200	210

6.05%, 5/15/18	50	56

5.95%, 5/15/35	100	101

6.80%, 5/15/38	50	55

Petroleos Mexicanos,

6.00%, 3/5/20	550	584

Shell International Finance B.V.,

1.88%, 3/25/13	255	260

3.10%, 6/28/15	400	410

4.30%, 9/22/19	1,450	1,493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Oil & Gas – 0.8% – continued

6.38%, 12/15/38	$600	$678

Statoil ASA,

3.13%, 8/17/17	250	247

5.25%, 4/15/19	750	819

7.75%, 6/15/23	100	126

Suncor Energy, Inc.,

6.10%, 6/1/18	275	310

7.15%, 2/1/32	100	113

5.95%, 12/1/34	50	50

6.50%, 6/15/38	100	108

Talisman Energy, Inc.,

7.75%, 6/1/19	175	213

Total Capital Canada Ltd.,

1.63%, 1/28/14	400	408

Total Capital S.A.,

3.00%, 6/24/15	250	255

2.30%, 3/15/16	500	487

Transocean, Inc.,

4.95%, 11/15/15	500	528

6.00%, 3/15/18	225	243

6.80%, 3/15/38	200	210
		15,378

Oil & Gas Services – 0.1%

Weatherford International Ltd.,

5.50%, 2/15/16	200	215

6.00%, 3/15/18	725	785

9.63%, 3/1/19	100	127

6.50%, 8/1/36	125	125
		1,252

Pharmaceuticals – 0.2%

AstraZeneca PLC,

5.40%, 9/15/12	450	480

5.90%, 9/15/17	800	913

6.45%, 9/15/37	50	57

Novartis Securities Investment Ltd.,

5.13%, 2/10/19	850	920

Sanofi-Aventis S.A.,

2.63%, 3/29/16	250	248

4.00%, 3/29/21	250	246

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC,

3.00%, 6/15/15	345	348
		3,212

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Pipelines – 0.1%

Enbridge, Inc.,

5.80%, 6/15/14	$75	$83

TransCanada Pipelines Ltd.,

6.50%, 8/15/18	465	542

5.85%, 3/15/36	275	280

6.20%, 10/15/37	50	53

7.63%, 1/15/39	295	366

6.10%, 6/1/40	150	157

6.35%, 5/15/67	100	100
		1,581

Regional – 0.4%

Province of British Columbia Canada,

4.30%, 5/30/13	100	107

2.85%, 6/15/15	200	205

7.25%, 9/1/36	175	237

Province of Manitoba Canada,

2.63%, 7/15/15	120	122

4.90%, 12/6/16	200	221

9.25%, 4/1/20	150	205

Province of Nova Scotia Canada,

8.25%, 7/30/22	200	264

Province of Ontario Canada,

4.38%, 2/15/13	250	265

3.50%, 7/15/13	100	105

1.38%, 1/27/14	500	499

2.95%, 2/5/15	400	413

2.70%, 6/16/15	450	459

4.75%, 1/19/16	200	220

5.45%, 4/27/16	350	396

4.95%, 11/28/16	650	718

4.00%, 10/7/19	835	848

4.40%, 4/14/20	500	518

Province of Quebec Canada,

5.13%, 11/14/16	250	279

4.63%, 5/14/18	350	376

7.50%, 7/15/23	300	390

7.13%, 2/9/24	100	126

7.50%, 9/15/29	375	503

Province of Saskatchewan Canada,

8.50%, 7/15/22	200	273
		7,749

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Sovereign – 1.2%

Brazilian Government International Bond,

6.00%, 1/17/17	$1,250	$1,401

8.00%, 1/15/18	311	366

8.88%, 10/14/19	1,075	1,416

8.88%, 4/15/24	600	816

7.13%, 1/20/37	250	296

11.00%, 8/17/40	835	1,122

5.63%, 1/7/41	135	133

Canada Government International Bond,

2.38%, 9/10/14	240	246

Eksportfinans ASA,

1.88%, 4/2/13	500	507

2.00%, 9/15/15	300	293

5.50%, 5/25/16	100	112

5.50%, 6/26/17	200	224

Export Development Canada,

3.50%, 5/16/13	670	705

Hungary Government International Bond,

6.25%, 1/29/20	175	178

Israel Government International Bond,

5.50%, 11/9/16	225	249

5.13%, 3/26/19	250	264

Japan Bank for International Cooperation,

4.25%, 6/18/13	200	213

Japan Finance Corp.,

2.13%, 11/5/12	1,000	1,018

2.88%, 2/2/15	500	511

1.88%, 9/24/15	250	242

Japan Finance Organization for Municipalities,

4.00%, 1/13/21	500	494

Mexico Government International Bond,

6.38%, 1/16/13	875	952

6.63%, 3/3/15	500	572

5.63%, 1/15/17	770	849

8.13%, 12/30/19	400	537

5.13%, 1/15/20	360	377

7.50%, 4/8/33	100	122

6.75%, 9/27/34	750	846

6.05%, 1/11/40	370	381

Peruvian Government International Bond,

8.38%, 5/3/16	350	430

7.35%, 7/21/25	250	297

6.55%, 3/14/37	250	271

5.63%, 11/18/50	350	317

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Sovereign – 1.2% – continued

Poland Government International Bond,

3.88%, 7/16/15	$110	$111

5.00%, 10/19/15	475	501

6.38%, 7/15/19	400	445

Republic of Italy,

5.63%, 6/15/12	400	420

5.25%, 9/20/16	1,000	1,064

5.38%, 6/12/17	1,675	1,781

5.38%, 6/15/33	175	172

Republic of Korea,

4.25%, 6/1/13	100	104

4.88%, 9/22/14	400	427

5.13%, 12/7/16	125	134

7.13%, 4/16/19	150	177

South Africa Government International Bond,

7.38%, 4/25/12	250	267

6.88%, 5/27/19	275	319

Svensk Exportkredit AB,

5.13%, 3/1/17	500	553
		23,232

Telecommunications – 0.6%

America Movil S.A.B. de C.V.,

5.75%, 1/15/15	400	441

6.13%, 11/15/37	200	210

British Telecommunications PLC,

5.95%, 1/15/18	575	634

9.88%, 12/15/30	100	138

Deutsche Telekom International Finance B.V.,

5.88%, 8/20/13	775	850

5.75%, 3/23/16	525	588

8.75%, 6/15/30	400	524

France Telecom S.A.,

2.13%, 9/16/15	125	122

5.38%, 7/8/19	500	550

8.50%, 3/1/31	175	236

Nokia OYJ,

5.38%, 5/15/19	325	332

Rogers Communications, Inc.,

6.80%, 8/15/18	600	701

Telecom Italia Capital S.A.,

5.25%, 11/15/13	475	502

5.25%, 10/1/15	675	699

6.38%, 11/15/33	50	47

7.72%, 6/4/38	450	477

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Telecommunications – 0.6% – continued

Telefonica Emisiones S.A.U.,

4.95%, 1/15/15	$335	$353

6.42%, 6/20/16	900	1,000

5.46%, 2/16/21	170	172

7.05%, 6/20/36	450	488

Telefonos de Mexico S.A.B. de C.V.,

5.50%, 1/27/15	125	135

Vodafone Group PLC,

5.00%, 12/16/13	850	922

5.00%, 9/15/15	450	488

5.63%, 2/27/17	225	249

6.15%, 2/27/37	375	400
		11,258

Transportation – 0.0%

Canadian National Railway Co.,

4.40%, 3/15/13	450	477

6.90%, 7/15/28	25	30

6.20%, 6/1/36	25	28

6.38%, 11/15/37	50	58

Canadian Pacific Railway Co.,

6.50%, 5/15/18	50	57

5.95%, 5/15/37	50	51
		701
Total Foreign Issuer Bonds
(Cost $130,308)		137,037

U.S. GOVERNMENT AGEN CIES – 39.0% (6)

Fannie Mae – 18.1%

1.88%, 4/20/12	9,000	9,139

1.75%, 8/10/12	3,000	3,048

4.38%, 9/15/12	3,000	3,163

0.63%, 9/24/12	2,100	2,101

4.75%, 11/19/12	2,775	2,957

0.38%, 12/28/12	1,000	992

3.63%, 2/12/13	2,800	2,942

4.38%, 3/15/13	3,300	3,525

3.25%, 4/9/13	950	996

3.88%, 7/12/13	1,900	2,023

1.00%, 9/23/13	3,000	2,987

4.63%, 10/15/13	3,200	3,475

2.75%, 3/13/14	4,000	4,158

3.00%, 9/16/14	1,000	1,047

1.63%, 10/26/15	1,000	973

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGEN CIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

5.00%, 3/15/16	$500	$560

5.00%, 5/11/17	1,000	1,119

5.38%, 6/12/17	3,000	3,421

6.63%, 11/15/30	200	253

6.00%, 4/18/36	2,000	2,153

5.63%, 7/15/37	1,000	1,120

Pool #255376,

6.00%, 8/1/19	137	149

Pool #255695,

2.51%, 3/1/35	43	45

Pool #256675,

5.00%, 4/1/27	250	264

Pool #256677,

6.00%, 4/1/27	189	205

Pool #256792,

6.50%, 6/1/22	177	194

Pool #256925,

6.00%, 10/1/37	447	487

Pool #256959,

6.00%, 11/1/37	1,959	2,134

Pool #256985,

7.00%, 11/1/37	426	488

Pool #257057,

5.00%, 1/1/28	834	882

Pool #257106,

4.50%, 1/1/28	125	129

Pool #257237,

4.50%, 6/1/28	395	409

Pool #257239,

5.50%, 6/1/28	472	506

Pool #257243,

7.00%, 6/1/38	1,131	1,293

Pool #257367,

5.50%, 9/1/28	1,003	1,076

Pool #357630,

5.00%, 10/1/19	185	198

Pool #707791,

5.00%, 6/1/33	1,345	1,417

Pool #709239,

5.00%, 7/1/18	934	1,000

Pool #720049,

5.50%, 7/1/33	428	461

Pool #722424,

2.68%, 7/1/33	70	74

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #725185,

5.00%, 2/1/19	$225	$241

Pool #725425,

5.50%, 4/1/34	445	480

Pool #730811,

4.50%, 8/1/33	641	660

Pool #735222,

5.00%, 2/1/35	250	263

Pool #735358,

5.50%, 2/1/35	1,005	1,081

Pool #735502,

6.00%, 4/1/35	130	142

Pool #737853,

5.00%, 9/1/33	2,062	2,174

Pool #745418,

5.50%, 4/1/36	492	529

Pool #745754,

5.00%, 9/1/34	2,115	2,230

Pool #745826,

6.00%, 7/1/36	2,488	2,718

Pool #746272,

4.00%, 10/1/18	770	806

Pool #747383,

5.50%, 10/1/33	864	931

Pool #753678,

2.34%, 12/1/33	281	294

Pool #755632,

5.00%, 4/1/34	1,279	1,347

Pool #766083,

2.37%, 2/1/34	15	16

Pool #772730,

5.00%, 4/1/34	1,047	1,104

Pool #773287,

2.47%, 3/1/35	316	331

Pool #790406,

6.00%, 9/1/34	472	519

Pool #793666,

5.50%, 9/1/34	526	566

Pool #796250,

5.50%, 11/1/34	359	386

Pool #800471,

5.50%, 10/1/34	2,011	2,163

Pool #807701,

4.50%, 12/1/19	184	194

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGEN CIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #811944,

4.50%, 1/1/20	$297	$314

Pool #815639,

2.60%, 6/1/35	56	58

Pool #817795,

6.00%, 8/1/36	457	500

Pool #820998,

2.63%, 4/1/35	137	138

Pool #821912,

2.33%, 6/1/35	590	613

Pool #822455,

2.69%, 4/1/35	137	142

Pool #826057,

5.00%, 7/1/35	459	483

Pool #826368,

5.11%, 7/1/35	310	330

Pool #826585,

5.00%, 8/1/35	1,334	1,404

Pool #828523,

5.00%, 7/1/35	565	595

Pool #831676,

6.50%, 8/1/36	188	213

Pool #832628,

5.50%, 9/1/20	166	182

Pool #833067,

5.50%, 9/1/35	2,144	2,304

Pool #835517,

4.93%, 8/1/35	118	125

Pool #840577,

5.00%, 10/1/20	143	153

Pool #844909,

4.50%, 10/1/20	153	162

Pool #845425,

6.00%, 2/1/36	2,032	2,220

Pool #846600,

2.61%, 1/1/36	621	655

Pool #847921,

5.50%, 11/1/20	511	556

Pool #850614,

5.50%, 1/1/36	147	158

Pool #863759,

4.00%, 12/1/20	205	214

Pool #864435,

4.50%, 12/1/20	518	546

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGEN CIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #866109,

2.56%, 12/1/35	$55	$58

Pool #869217,

2.49%, 2/1/36	238	249

Pool #869710,

6.00%, 4/1/36	849	927

Pool #871135,

6.00%, 1/1/37	309	338

Pool #880505,

6.00%, 8/1/21	120	131

Pool #881818,

6.50%, 8/1/36	1,438	1,622

Pool #882055,

5.47%, 6/1/36	183	192

Pool #884776,

5.53%, 10/1/36	350	367

Pool #885769,

6.00%, 6/1/36	139	153

Pool #885866,

6.00%, 6/1/36	459	503

Pool #887019,

5.74%, 6/1/36	396	420

Pool #887111,

5.50%, 5/1/20	99	107

Pool #888100,

5.50%, 9/1/36	1,658	1,784

Pool #888152,

5.00%, 5/1/21	380	406

Pool #888205,

6.50%, 2/1/37	372	420

Pool #888318,

5.34%, 2/1/37	177	186

Pool #888447,

4.00%, 5/1/21	225	235

Pool #889224,

5.50%, 1/1/37	2,172	2,334

Pool #889390,

6.00%, 3/1/23	358	391

Pool #889401,

6.00%, 3/1/38	1,660	1,813

Pool #889415,

6.00%, 5/1/37	4,501	4,925

Pool #889630,

6.50%, 3/1/38	382	428

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #889886,

7.00%, 12/1/37	$437	$500

Pool #889970,

5.00%, 12/1/36	1,592	1,675

Pool #892536,

6.50%, 9/1/36	173	195

Pool #892968,

6.50%, 8/1/21	33	37

Pool #893363,

5.00%, 6/1/36	368	388

Pool #893366,

5.00%, 4/1/35	524	552

Pool #894453,

5.95%, 9/1/36	697	746

Pool #898089,

5.50%, 7/1/26	333	361

Pool #898417,

6.00%, 10/1/36	484	528

Pool #899079,

5.00%, 3/1/37	743	779

Pool #902188,

5.64%, 11/1/36	29	31

Pool #902414,

5.50%, 11/1/36	1,366	1,465

Pool #905090,

5.50%, 10/1/21	268	290

Pool #905759,

5.84%, 12/1/36	83	88

Pool #906090,

5.50%, 1/1/37	1,429	1,538

Pool #906237,

5.73%, 1/1/37	189	201

Pool #907818,

5.64%, 1/1/37	34	36

Pool #910147,

5.00%, 3/1/22	472	502

Pool #910338,

5.61%, 3/1/37	56	60

Pool #912414,

4.50%, 1/1/22	422	444

Pool #914522,

5.74%, 3/1/37	28	29

Pool #915499,

5.00%, 3/1/37	916	964

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #915870,

7.00%, 4/1/37	$104	$119

Pool #918515,

5.00%, 6/1/37	748	784

Pool #919461,

5.69%, 4/1/37	55	59

Pool #920457,

4.84%, 8/1/36	30	31

Pool #920988,

5.80%, 11/1/36	13	13

Pool #923023,

6.44%, 1/1/37	760	804

Pool #923123,

5.00%, 4/1/36	247	260

Pool #923166,

7.50%, 1/1/37	148	171

Pool #928261,

4.50%, 3/1/36	372	383

Pool #928584,

6.50%, 8/1/37	1,646	1,855

Pool #928909,

6.00%, 12/1/37	19	20

Pool #928915,

6.00%, 11/1/37	181	197

Pool #930606,

4.00%, 2/1/39	4,122	4,060

Pool #931195,

4.50%, 5/1/24	1,675	1,759

Pool #931665,

4.50%, 7/1/24	3,995	4,195

Pool #932023,

5.00%, 1/1/38	1,407	1,481

Pool #932741,

4.50%, 4/1/40	1,763	1,801

Pool #934466,

5.50%, 9/1/23	1,235	1,338

Pool #940623,

5.50%, 8/1/37	662	709

Pool #943388,

6.00%, 6/1/37	1,543	1,681

Pool #943617,

6.00%, 8/1/37	1,366	1,494

Pool #945876,

5.50%, 8/1/37	434	465

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #946527,

7.00%, 9/1/37	$264	$302

Pool #947216,

6.00%, 10/1/37	403	441

Pool #949391,

5.50%, 8/1/22	97	106

Pool #953018,

6.50%, 10/1/37	1,326	1,488

Pool #953910,

6.00%, 11/1/37	832	907

Pool #955771,

6.50%, 10/1/37	1,603	1,799

Pool #959604,

6.50%, 11/1/37	202	227

Pool #959880,

5.50%, 11/1/37	820	879

Pool #962687,

5.00%, 4/1/38	1,617	1,694

Pool #963735,

4.50%, 6/1/23	514	540

Pool #965389,

6.00%, 10/1/23	550	600

Pool #966660,

6.00%, 12/1/37	49	53

Pool #968037,

6.00%, 1/1/38	1,267	1,381

Pool #969632,

6.50%, 1/1/38	324	363

Pool #970013,

4.50%, 6/1/38	850	867

Pool #971734,

4.50%, 4/1/37	495	505

Pool #972452,

5.50%, 3/1/38	2,544	2,723

Pool #975365,

5.00%, 6/1/23	428	456

Pool #976699,

5.00%, 4/1/28	277	293

Pool #976963,

5.50%, 2/1/38	9,981	10,726

Pool #981704,

5.00%, 6/1/23	1,320	1,403

Pool #981823,

4.98%, 6/1/38	401	424

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #981854,

5.50%, 7/1/38	$2,239	$2,397

Pool #984075,

4.50%, 6/1/23	725	761

Pool #986760,

5.50%, 7/1/38	4,440	4,778

Pool #987114,

5.50%, 9/1/23	112	122

Pool #987115,

5.50%, 9/1/23	457	495

Pool #992472,

6.00%, 10/1/38	677	737

Pool #992491,

4.50%, 10/1/23	470	494

Pool #993055,

5.50%, 12/1/38	830	889

Pool #995018,

5.50%, 6/1/38	1,143	1,225

Pool #995266,

5.00%, 12/1/23	3,602	3,830

Pool #995879,

6.00%, 4/1/39	1,495	1,629

Pool #AA0451,

6.00%, 12/1/23	247	269

Pool #AA2939,

4.50%, 4/1/39	2,149	2,197

Pool #AA4482,

4.00%, 4/1/39	3,803	3,747

Pool #AA4562,

4.50%, 9/1/39	1,709	1,747

Pool #AA8978,

4.50%, 7/1/39	446	456

Pool #AA9357,

4.50%, 8/1/39	3,782	3,854

Pool #AB1048,

4.50%, 5/1/40	3,629	3,702

Pool #AB2067,

3.50%, 1/1/41	2,483	2,342

Pool #AB2092,

4.00%, 1/1/41	995	981

Pool #AB2272,

4.50%, 2/1/41	1,895	1,938

Pool #AC2947,

5.50%, 9/1/39	2,988	3,208

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #AC2969,

5.00%, 9/1/39	$8,670	$9,108

Pool #AC3263,

4.50%, 9/1/29	901	932

Pool #AC3312,

4.50%, 10/1/39	4,581	4,668

Pool #AC4861,

4.50%, 11/1/24	2,062	2,171

Pool #AC5040,

4.00%, 10/1/24	1,503	1,547

Pool #AC6118,

4.50%, 11/1/39	1,520	1,549

Pool #AC6742,

4.50%, 1/1/40	3,777	3,859

Pool #AC9581,

5.50%, 1/1/40	4,241	4,567

Pool #AD0585,

4.50%, 12/1/39	1,832	1,876

Pool #AD0639,

6.00%, 12/1/38	1,727	1,881

Pool #AD5241,

4.50%, 7/1/40	2,278	2,322

Pool #AD5525,

5.00%, 6/1/40	1,891	1,984

Pool #AD5556,

4.00%, 6/1/25	1,633	1,681

Pool #AD7859,

5.00%, 6/1/40	1,375	1,441

Pool #AE0891,

3.73%, 1/1/41	987	1,015

Pool #AE1807,

4.00%, 10/1/40	7,939	7,820

Pool #AE3873,

4.50%, 10/1/40	874	890

Pool #AH0525,

4.00%, 12/1/40	3,969	3,910

Pool #AH1295,

3.50%, 1/1/26	1,484	1,491

Pool #AH2488,

3.36%, 2/1/41	996	1,010

Pool #AH4158,

4.00%, 1/1/41	997	982

Pool #AH5614,

3.50%, 2/1/26	1,492	1,498

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Fannie Mae – 18.1% – continued

Pool #MA0361,

4.00%, 3/1/30	$1,714	$1,721

Pool TBA,

3.50%, 5/17/11(1)	4,000	3,999

4.00%, 4/15/25(1)	8,850	9,093

6.00%, 4/1/37(1)	3,200	3,480

4.00%, 5/15/39(1)	2,500	2,451

5.50%, 5/15/39(1)	2,000	2,133

4.00%, 4/15/40(1)	10,070	9,903

4.50%, 4/15/40(1)	21,820	22,205

5.00%, 4/15/40(1)	15,850	16,581

3.50%, 12/31/40(1)	2,500	2,506

3.00%, 12/31/49(1)	2,000	1,944

3.50%, 12/31/49(1)	2,500	2,347
		354,420

Federal Home Loan Bank – 1.0%

1.88%, 6/20/12	1,000	1,017

1.63%, 11/21/12	2,000	2,030

3.38%, 2/27/13	3,750	3,931

1.88%, 6/21/13	5,000	5,095

4.00%, 9/6/13	2,000	2,133

5.50%, 8/13/14	1,000	1,131

4.75%, 12/16/16	4,200	4,652
		19,989

Freddie Mac – 6.3%

1.75%, 6/15/12	4,000	4,062

5.13%, 7/15/12	5,125	5,434

1.13%, 7/27/12	1,000	1,008

5.50%, 8/20/12	6,300	6,728

2.13%, 9/21/12	1,900	1,942

4.63%, 10/25/12	850	903

4.50%, 1/15/13	3,300	3,519

3.75%, 6/28/13	2,000	2,125

0.88%, 10/28/13	3,000	2,975

4.50%, 1/15/14	7,000	7,608

3.00%, 7/28/14	1,000	1,045

4.38%, 7/17/15	900	984

5.25%, 4/18/16	500	566

5.13%, 10/18/16	5,450	6,123

5.00%, 2/16/17	500	559

4.88%, 6/13/18	1,000	1,112

3.75%, 3/27/19	1,000	1,031

6.75%, 3/15/31	200	255

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac – 6.3% – continued

Pool #1B2125,

2.53%, 3/1/35	$523	$549

Pool #1B2934,

5.26%, 3/1/36	809	850

Pool #1B3264,

5.88%, 2/1/37	331	353

Pool #1B7328,

5.78%, 4/1/37	79	83

Pool #1B7359,

5.65%, 5/1/37	157	169

Pool #1G0321,

2.87%, 9/1/35	155	163

Pool #1G0911,

5.39%, 4/1/36	368	384

Pool #1G1506,

5.53%, 1/1/37	92	98

Pool #1G1623,

5.71%, 4/1/37	122	132

Pool #1G1763,

2.55%, 11/1/35	62	65

Pool #1G1790,

2.92%, 11/1/35	95	99

Pool #1G2620,

5.74%, 11/1/36	46	48

Pool #1G2638,

6.05%, 9/1/36	49	52

Pool #1G2675,

5.85%, 2/1/38	540	579

Pool #1G3611,

5.95%, 4/1/37	63	66

Pool #1H1348,

5.81%, 10/1/36	61	65

Pool #1H2569,

2.74%, 9/1/35	688	720

Pool #1H2605,

5.62%, 4/1/36	424	451

Pool #1J0345,

5.66%, 3/1/37	37	40

Pool #1J0355,

5.73%, 3/1/37	33	35

Pool #1J0365,

5.68%, 4/1/37	159	168

Pool #1J1390,

5.85%, 12/1/36	66	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac – 6.3% – continued

Pool #1J1634,

6.15%, 12/1/36	$337	$355

Pool #1L0078,

5.15%, 6/1/35	59	62

Pool #1L1214,

2.50%, 12/1/35	2,114	2,210

Pool #1L1480,

2.31%, 12/1/33	103	104

Pool #1N0243,

6.39%, 8/1/36	32	34

Pool #1N1746,

5.72%, 9/1/37	281	301

Pool #781274,

4.11%, 2/1/34	29	31

Pool #782905,

4.92%, 12/1/34	46	49

Pool #847755,

5.39%, 5/1/37	149	158

Pool TBA,

4.00%, 5/18/19(1)	2,000	2,049

4.00%, 4/15/25(1)	7,000	7,194

6.50%, 4/13/30(1)	5,400	6,043

6.00%, 4/15/34(1)	7,750	8,418

5.50%, 3/1/37(1)	10,350	11,039

4.00%, 4/1/39(1)	2,500	2,440

4.00%, 4/15/39(1)	13,200	12,961

4.50%, 4/15/40(1)	12,978	13,185

3.50%, 12/31/49(1)	3,500	3,510
		123,362

Freddie Mac Gold – 6.6%

Pool #A16753,

5.00%, 11/1/33	237	249

Pool #A17665,

5.00%, 1/1/34	702	737

Pool #A27950,

5.50%, 11/1/34	2,126	2,281

Pool #A31136,

5.50%, 1/1/35	411	442

Pool #A39306,

5.50%, 11/1/35	1,783	1,911

Pool #A46224,

5.00%, 7/1/35	210	221

Pool #A48104,

5.00%, 1/1/36	495	519

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac Gold – 6.6% – continued

Pool #A51296,

6.00%, 8/1/36	$337	$369

Pool #A54897,

6.50%, 8/1/36	178	202

Pool #A56110,

5.50%, 12/1/36	565	606

Pool #A58690,

6.00%, 3/1/37	68	74

Pool #A58718,

5.50%, 3/1/37	215	231

Pool #A59081,

5.50%, 4/1/37	2,579	2,757

Pool #A60942,

5.00%, 5/1/37	480	502

Pool #A61560,

5.50%, 10/1/36	3,022	3,244

Pool #A61573,

5.00%, 9/1/34	2,156	2,278

Pool #A61597,

5.50%, 12/1/35	307	330

Pool #A64474,

5.50%, 9/1/37	224	240

Pool #A68761,

5.50%, 9/1/37	1,028	1,099

Pool #A69169,

4.50%, 12/1/37	748	763

Pool #A69303,

6.00%, 11/1/37	532	579

Pool #A73778,

5.00%, 2/1/38	1,645	1,719

Pool #A78507,

5.00%, 6/1/38	3,675	3,852

Pool #A81606,

6.00%, 9/1/38	563	613

Pool #A83008,

5.50%, 11/1/38	3,612	3,876

Pool #A84432,

4.50%, 2/1/39	684	697

Pool #A88476,

4.50%, 9/1/39	5,149	5,248

Pool #A88566,

5.00%, 9/1/39	3,109	3,259

Pool #A89346,

4.50%, 10/1/39	5,021	5,111

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac Gold – 6.6% – continued

Pool #A90749,

4.50%, 1/1/40	$2,733	$2,786

Pool #A91541,

5.00%, 3/1/40	926	971

Pool #A91626,

4.50%, 3/1/40	1,493	1,524

Pool #A91942,

4.50%, 4/1/40	1,416	1,443

Pool #A96296,

4.00%, 1/1/41	1,493	1,469

Pool #A96310,

4.00%, 1/1/41	994	978

Pool #A96995,

4.00%, 2/1/41	3,495	3,436

Pool #B10630,

4.50%, 11/1/18	548	580

Pool #B17658,

4.50%, 1/1/20	25	26

Pool #B18502,

5.50%, 6/1/20	83	90

Pool #B18931,

4.50%, 3/1/20	85	89

Pool #C91009,

5.00%, 11/1/26	116	124

Pool #C91020,

5.50%, 3/1/27	244	260

Pool #C91247,

5.00%, 4/1/29	986	1,041

Pool #D97197,

5.00%, 2/1/27	181	193

Pool #D97498,

6.00%, 12/1/27	783	851

Pool #D97524,

5.50%, 1/1/28	634	677

Pool #D97564,

5.00%, 1/1/28	502	530

Pool #D98301,

4.50%, 7/1/29	1,118	1,156

Pool #E99030,

4.50%, 9/1/18	986	1,044

Pool #G01907,

4.50%, 8/1/34	315	323

Pool #G01974,

5.00%, 12/1/35	3,446	3,614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac Gold – 6.6% – continued

Pool #G02064,

5.00%, 2/1/36	$1,457	$1,528

Pool #G02069,

5.50%, 3/1/36	272	292

Pool #G02386,

6.00%, 11/1/36	3,432	3,745

Pool #G02391,

6.00%, 11/1/36	96	105

Pool #G02540,

5.00%, 11/1/34	524	551

Pool #G02649,

6.00%, 1/1/37	176	193

Pool #G02702,

6.50%, 1/1/37	335	378

Pool #G02911,

6.00%, 4/1/37	176	192

Pool #G02973,

6.00%, 6/1/37	365	399

Pool #G03121,

5.00%, 6/1/36	1,293	1,356

Pool #G03134,

5.50%, 8/1/36	490	525

Pool #G03176,

5.00%, 8/1/37	551	576

Pool #G03218,

6.00%, 9/1/37	432	470

Pool #G03351,

6.00%, 9/1/37	683	746

Pool #G03513,

6.00%, 11/1/37	1,047	1,140

Pool #G03600,

7.00%, 11/1/37	311	355

Pool #G04287,

5.00%, 5/1/38	1,347	1,408

Pool #G04459,

5.50%, 6/1/38	1,391	1,485

Pool #G04611,

6.00%, 7/1/38	2,541	2,772

Pool #G04650,

6.50%, 9/1/38	2,175	2,436

Pool #G05082,

5.00%, 3/1/38	1,871	1,962

Pool #G05167,

4.50%, 2/1/39	2,617	2,665

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac Gold – 6.6% – continued

Pool #G05725,

4.50%, 11/1/39	$1,641	$1,675

Pool #G05733,

5.00%, 11/1/39	1,713	1,796

Pool #G05870,

4.50%, 4/1/40	1,897	1,934

Pool #G05876,

4.50%, 4/1/40	4,177	4,272

Pool #G08189,

7.00%, 3/1/37	101	115

Pool #G08192,

5.50%, 4/1/37	699	747

Pool #G08341,

5.00%, 4/1/39	9,405	9,828

Pool #G11776,

4.50%, 9/1/20	193	204

Pool #G12571,

4.00%, 1/1/22	473	494

Pool #G12673,

5.00%, 9/1/21	376	402

Pool #G12837,

4.50%, 4/1/22	601	634

Pool #G12868,

5.00%, 11/1/22	833	886

Pool #G12869,

5.00%, 9/1/22	684	730

Pool #G13136,

4.50%, 5/1/23	967	1,015

Pool #G13151,

6.00%, 3/1/23	700	763

Pool #G13201,

4.50%, 7/1/23	617	648

Pool #G13433,

5.50%, 1/1/24	571	617

Pool #G18220,

6.00%, 11/1/22	71	78

Pool #G30327,

4.50%, 1/1/27	173	182

Pool #J00991,

4.00%, 1/1/21	208	217

Pool #J02541,

4.00%, 9/1/20	192	200

Pool #J03041,

6.00%, 7/1/21	232	254

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Freddie Mac Gold – 6.6% – continued

Pool #J03736,

5.50%, 11/1/21	$225	$246

Pool #J05307,

4.50%, 8/1/22	188	197

Pool #J06175,

5.00%, 5/1/21	162	174

Pool #J06465,

6.00%, 11/1/22	79	86

Pool #J06476,

5.50%, 11/1/22	250	271

Pool #J08098,

5.50%, 6/1/23	202	218

Pool #J08202,

5.00%, 7/1/23	390	414

Pool #J08454,

5.00%, 8/1/23	767	815

Pool #J08913,

5.50%, 10/1/23	255	276

Pool #J09148,

5.00%, 12/1/23	494	525

Pool #J09305,

5.00%, 2/1/24	808	864

Pool #J09463,

5.00%, 3/1/24	566	604

Pool #J11136,

4.00%, 11/1/24	421	433

Pool #J12098,

4.50%, 4/1/25	4,245	4,460
		129,767

Government National Mortgage Association – 0.8%

Pool TBA,

4.00%, 4/1/40(1)	7,500	7,500

4.50%, 4/15/40(1)	6,200	6,394

3.50%, 12/31/49(1)	1,500	1,425
		15,319

Government National Mortgage Association I – 2.9%

Pool #510835,

5.50%, 2/15/35	217	236

Pool #597889,

5.50%, 6/15/33	656	715

Pool #614169,

5.00%, 7/15/33	265	283

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Government National Mortgage Association I – 2.9% – continued

Pool #617739,

6.00%, 10/15/37	$138	$152

Pool #634431,

6.00%, 9/15/34	68	76

Pool #641416,

5.50%, 4/15/35	387	422

Pool #646341,

6.00%, 11/15/36	262	289

Pool #648538,

5.00%, 12/15/35	499	532

Pool #651753,

5.50%, 3/15/36	178	193

Pool #658560,

6.50%, 8/15/36	759	858

Pool #661917,

7.00%, 4/15/37	150	172

Pool #670114,

6.50%, 7/15/37	249	281

Pool #675211,

6.50%, 3/15/38	244	275

Pool #675484,

5.50%, 6/15/38	873	946

Pool #676360,

6.50%, 10/15/37	163	184

Pool #682899,

6.00%, 9/15/40	1,389	1,537

Pool #687824,

5.50%, 8/15/38	1,229	1,333

Pool #687900,

5.00%, 9/15/38	415	441

Pool #687901,

5.00%, 9/15/38	1,111	1,180

Pool #688461,

6.00%, 5/15/38	869	957

Pool #692309,

6.00%, 1/15/39	509	561

Pool #697645,

5.50%, 10/15/38	956	1,037

Pool #698336,

4.50%, 5/15/39	5,623	5,811

Pool #699277,

6.00%, 9/15/38	404	446

Pool #700972,

5.50%, 11/15/38	513	556

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Government National Mortgage Association I – 2.9% – continued

Pool #701196,

6.00%, 10/15/38	$611	$673

Pool #703677,

5.50%, 6/15/39	841	912

Pool #704185,

5.50%, 1/15/39	794	861

Pool #710130,

7.00%, 1/15/39	320	367

Pool #717175,

4.50%, 6/15/39	2,236	2,315

Pool #723231,

4.00%, 10/15/39	899	901

Pool #723339,

5.00%, 9/15/39	869	926

Pool #726085,

4.00%, 11/15/24	874	913

Pool #728629,

4.50%, 1/15/40	2,826	2,926

Pool #733663,

4.50%, 5/15/40	4,772	4,932

Pool #737286,

4.50%, 5/15/40	1,941	2,009

Pool #781939,

6.00%, 7/15/34	1,151	1,267

Pool #782131,

5.50%, 12/15/36	484	525

Pool #782150,

5.50%, 4/15/37	480	521

Pool #782259,

5.00%, 2/15/36	668	710

Pool #782272,

5.50%, 2/15/38	1,099	1,192

Pool #782498,

6.00%, 12/15/38	579	638

Pool #782565,

5.00%, 2/15/39	10,565	11,229

Pool #782584,

5.00%, 3/15/39	1,034	1,098

Pool #782675,

4.50%, 6/15/24	789	835

Pool #782831,

6.00%, 12/15/39	390	430
		55,653

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Government National Mortgage Association II – 3.2%

Pool #3570,

6.00%, 6/20/34	$240	$264

Pool #3665,

5.50%, 1/20/35	762	829

Pool #3852,

6.00%, 5/20/36	173	189

Pool #3879,

6.00%, 7/20/36	618	677

Pool #3910,

6.00%, 10/20/36	312	342

Pool #3994,

5.00%, 6/20/37	270	288

Pool #4018,

6.50%, 8/20/37	612	688

Pool #4026,

5.00%, 9/20/37	323	343

Pool #4027,

5.50%, 9/20/37	186	202

Pool #4040,

6.50%, 10/20/37	135	152

Pool #4098,

5.50%, 3/20/38	1,001	1,083

Pool #4116,

6.50%, 4/20/38	267	299

Pool #4170,

6.00%, 6/20/38	732	799

Pool #4194,

5.50%, 7/20/38	2,280	2,467

Pool #4243,

5.00%, 9/20/38	634	674

Pool #4244,

5.50%, 9/20/38	609	659

Pool #4245,

6.00%, 9/20/38	360	393

Pool #4269,

6.50%, 10/20/38	352	395

Pool #4290,

5.50%, 11/20/38	450	486

Pool #4344,

6.00%, 1/20/39	611	667

Pool #4345,

6.50%, 1/20/39	372	418

Pool #4425,

5.50%, 4/20/39	915	989

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 39.0% (6) – continued

Government National Mortgage Association II – 3.2% – continued

Pool #4559,

5.00%, 10/20/39	$1,948	$2,070

Pool #4617,

4.50%, 1/20/40	460	475

Pool #4619,

5.50%, 1/20/40	1,610	1,741

Pool #4713,

4.50%, 6/20/40	1,438	1,483

Pool #4747,

5.00%, 7/20/40	1,412	1,501

Pool #654804,

6.00%, 5/20/36	256	281

Pool #737602,

4.00%, 11/20/40	992	995

Pool #755677,

4.00%, 12/20/40	993	995

Pool #782433,

6.00%, 10/20/38	1,209	1,322

Pool #82579,

3.50%, 7/20/40	958	987

Pool #82737,

3.00%, 2/20/41	998	1,006

Pool TBA,

4.50%, 4/15/40(1)	16,400	16,887

5.00%, 4/15/40(1)	13,800	14,639

4.00%, 4/15/41(1)	5,100	5,098
		62,783

Tennessee Valley Authority – 0.1%

5.50%, 7/18/17	600	687

5.25%, 9/15/39	1,650	1,731
		2,418
Total U.S. Government Agencies
(Cost $744,374)		763,711

U.S. GOVERNMENT OBLIGATIONS – 33.5%

U.S. Treasury Bonds – 5.5%

8.75%, 8/15/20	450	648

7.88%, 2/15/21	1,550	2,135

8.00%, 11/15/21	1,125	1,571

7.13%, 2/15/23	2,000	2,652

6.25%, 8/15/23	11,550	14,344

7.63%, 2/15/25	165	230

6.00%, 2/15/26	6,750	8,218

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 33.5% – continued

U.S. Treasury Bonds – 5.5% – continued

6.25%, 5/15/30	$6,000	$7,562

5.38%, 2/15/31	1,000	1,144

4.50%, 2/15/36	475	480

4.75%, 2/15/37	6,335	6,631

5.00%, 5/15/37	4,575	4,971

4.38%, 2/15/38	8,890	8,744

4.50%, 5/15/38	1,700	1,705

3.50%, 2/15/39	6,000	5,031

4.25%, 5/15/39	11,250	10,791

4.50%, 8/15/39	8,000	7,997

4.38%, 11/15/39	7,000	6,848

4.63%, 2/15/40	7,250	7,393

4.38%, 5/15/40	1,000	978

3.88%, 8/15/40	9,000	8,054
		108,127

U.S. Treasury Notes – 28.0%

4.63%, 10/31/11	1,750	1,795

1.75%, 11/15/11	8,000	8,076

0.75%, 11/30/11	5,000	5,017

1.13%, 1/15/12	7,000	7,047

4.63%, 2/29/12	1,350	1,403

1.38%, 4/15/12	29,000	29,310

4.63%, 7/31/12	6,850	7,228

4.25%, 9/30/12	2,250	2,374

3.38%, 11/30/12	1,000	1,046

3.63%, 12/31/12	3,500	3,681

0.63%, 1/31/13	5,000	4,991

2.88%, 1/31/13	9,500	9,881

1.38%, 3/15/13	25,000	25,290

3.13%, 4/30/13	4,000	4,192

1.13%, 6/15/13	25,000	25,123

3.38%, 7/31/13	8,000	8,453

0.75%, 8/15/13	15,000	14,924

4.25%, 8/15/13	425	458

3.13%, 8/31/13	2,000	2,103

3.13%, 9/30/13	9,700	10,203

2.75%, 10/31/13	17,500	18,259

2.00%, 11/30/13	4,700	4,809

1.00%, 1/15/14	30,000	29,852

1.75%, 3/31/14	5,000	5,072

1.88%, 4/30/14	15,000	15,259

2.63%, 6/30/14	10,500	10,912

2.63%, 7/31/14	3,000	3,116

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 33.5% – continued

U.S. Treasury Notes – 28.0% – continued

2.38%, 8/31/14	$2,500	$2,574

2.38%, 9/30/14	17,000	17,490

2.38%, 10/31/14	30,000	30,837

2.13%, 11/30/14	5,000	5,091

2.63%, 12/31/14	25,000	25,883

2.25%, 1/31/15	8,000	8,165

4.00%, 2/15/15	2,000	2,172

2.50%, 3/31/15	24,000	24,685

1.75%, 7/31/15	10,000	9,925

4.50%, 11/15/15	2,000	2,219

2.13%, 12/31/15	5,000	5,001

2.13%, 2/29/16	5,000	4,984

5.13%, 5/15/16	3,000	3,418

3.25%, 6/30/16	10,000	10,463

4.63%, 11/15/16	2,600	2,898

4.63%, 2/15/17	500	557

3.13%, 4/30/17	7,000	7,195

4.50%, 5/15/17	1,850	2,047

4.75%, 8/15/17	2,400	2,690

4.25%, 11/15/17	2,950	3,216

3.50%, 2/15/18	6,250	6,506

3.88%, 5/15/18	3,300	3,509

4.00%, 8/15/18	20,750	22,199

3.75%, 11/15/18	2,300	2,417

2.75%, 2/15/19	13,000	12,702

3.63%, 8/15/19	3,000	3,101

3.38%, 11/15/19	18,000	18,197

3.50%, 5/15/20	5,000	5,068

2.63%, 8/15/20	8,000	7,505

2.63%, 11/15/20	28,000	26,128

3.63%, 2/15/21	10,000	10,142
		548,858
Total U.S. Government Obligations
(Cost $649,293)		656,985

MUNICIPAL BONDS – 0.6%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Build America Bonds,

4.84%, 1/1/41	110	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 0.6% – continued

California – 0.2%

Bay Area Toll Authority Tollway Bridge Revenue Bonds, Series F2, Build America Bonds,

6.26%, 4/1/49	$425	$428

Bay Area Toll Authority Tollway Bridge Revenue Bonds, Series S1, Build America Bonds,

7.04%, 4/1/50	150	155

California State G.O. Unlimited Bonds, Build America Bonds,

7.70%, 11/1/30	135	142

7.30%, 10/1/39	920	976

California State Taxable G.O. Unlimited Bonds, Build America Bonds,

7.63%, 3/1/40	405	445

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds,

7.55%, 4/1/39	585	639

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds,

5.87%, 6/1/40	100	100

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds,

6.75%, 8/1/49	150	159

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds,

6.76%, 7/1/34	90	94

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Build America Bonds,

5.75%, 7/1/34	335	316

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds,

6.14%, 5/1/49	100	100

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds,

6.95%, 11/1/50	75	81

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds,

6.00%, 11/1/40	250	247

University of California Revenue Bonds, Build America Bonds,

5.95%, 5/15/45	150	136

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 0.6% – continued

California – 0.2% – continued

University of California Revenue Bonds, Build America Bonds, Regents University,

6.27%, 5/15/31	$200	$202
		4,220

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds,
5.65%, 8/1/30	250	251

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds,

5.63%, 12/1/29	165	168

Connecticut State G.O. Unlimited Bonds, Series A,

5.85%, 3/15/32	200	207
		375

District of Columbia – 0.0%

District of Columbia Income TRB, Series E, Build America Bonds,

5.59%, 12/1/34	30	30

Georgia – 0.0%

Municipal Electric Authority of Georgia TRB, Series PL, Build America Bonds,
6.64%, 4/1/57	70	67

Illinois – 0.1%

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds,

6.20%, 12/1/40	140	124

Chicago Transit Authority Transfer Tax Receipts Revenue Bonds, Series A,

6.90%, 12/1/40	300	295

Illinois State G.O. Unlimited Bonds, Build America Bonds,

6.63%, 2/1/35	250	240

Illinois State Taxable G.O. Unlimited Bonds,

4.42%, 1/1/15	100	100

Illinois State Taxable Pension G.O. Unlimited Bonds,

5.10%, 6/1/33	1,025	829
		1,588

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 0.6% – continued

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds,

4.50%, 8/1/31	$250	$225

Mississippi – 0.0%

Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds,

5.25%, 11/1/34	100	97

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds,

6.88%, 7/1/42	355	354

New Jersey – 0.1%

New Jersey Economic Development Authority State Pension Funding Revenue Bonds, Series A (NATL-RE Insured),

7.43%, 2/15/29	100	104

New Jersey State Turnpike Authority TRB, Series A, Build America Bonds,

7.10%, 1/1/41	425	460

New Jersey State Turnpike Authority TRB, Series F, Build America Bonds,

7.41%, 1/1/40	125	140

Rutgers State University TRB, Series H, Build America Bonds (G.O. of University Insured),

5.67%, 5/1/40	145	145
		849

New York – 0.1%

Metropolitan Transportation Authority Dedicated TRB, Build America Bonds,

7.34%, 11/15/39	75	85

Metropolitan Transportation Authority Revenue Bonds, Build America Bonds,

6.67%, 11/15/39	250	255

Metropolitan Transportation Authority TRB, Build America Bonds,

6.69%, 11/15/40	100	102

Metropolitan Transportation Authority TRB, Series E, Build America Bonds,

6.81%, 11/15/40	60	62

New York City Municipal Finance Authority Water & Sewer Revenue Bonds, Build America Bonds,

5.75%, 6/15/41	200	199

5.72%, 6/15/42	250	247

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 0.6% – continued

New York – 0.1% – continued

New York City Transitional Finance Authority TRB, Future Tax Secured, Build America Bonds,

5.77%, 8/1/36	$300	$301

New York G.O. Unlimited Bonds, Series H-1, Build America Bonds,

5.85%, 6/1/40	85	83

New York State Urban Development Corp. TRB, Build America Bonds,

5.77%, 3/15/39	100	101

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds,

6.65%, 12/1/31	125	130

Port Authority of New York & New Jersey TRB, Consolidated 164th (G.O. of Authority Insured),

5.65%, 11/1/40	350	337
		1,902

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Subseries B, Build America Bonds,

6.45%, 2/15/44	200	186

American Municipal Power-Ohio, Inc. TRB, Series B, Combined Hydroelectric Projects,

8.08%, 2/15/50	300	343

Northeast Regional Sewer District Wastewater Improvement TRB, Build America Bonds,

6.04%, 11/15/40	145	142

Ohio State University General Receipts TRB, Series C, Build America Bonds,

4.91%, 6/1/40	190	175

Ohio State Water Development Authority Pollution Control TRB, Series B2, Loan Fund,

4.88%, 12/1/34	90	86
		932

Oregon – 0.0%

Oregon State Department of Transportation Highway User TRB, Sub Lien, Series A, Build America Bonds,

5.83%, 11/15/34	200	200

Texas – 0.0%

Dallas Area Rapid Transit Sales TRB, Build America Bonds,

5.02%, 12/1/48	180	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 0.6% – continued

Texas – 0.0% – continued

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF Gtd.),

6.45%, 2/15/35	$200	$214

North Texas Tollway Authority TRB, Series B, Build America Bonds,

6.72%, 1/1/49	125	124

Texas State Transportation Commission TRB, Series B, First Tier,

5.18%, 4/1/30	150	148

University of Texas Revenue Bonds, Series D, Build America Bonds,

5.13%, 8/15/42	190	182
		827

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds,

3.54%, 7/1/25	45	42

Washington – 0.0%

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.14%, 8/1/40	100	94
Total Municipal Bonds
(Cost $12,207)		12,152

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 10.9%

Northern Institutional Funds – Diversified Assets Portfolio (7)(8)	213,323,848	$213,324
Total Investment Companies
(Cost $213,324)		213,324

Total Investments – 109.6%
(Cost $2,087,095)		2,147,381

Liabilities less Other Assets – (9.6)%		(187,321)
NET ASSETS – 100.0%		$1,960,060

(1)	When-Issued Security.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of the restricted illiquid security amounted to approximately $1,688,000 or 0.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
CenterPoint Energy Resources Corp.,

5.85%, 1/15/41	1/4/11	$50

Marathon Petroleum Corp.,

3.50%, 3/1/16	1/27/11	200

Marathon Petroleum Corp.,

5.13%, 3/1/21	1/27/11	75

Marathon Petroleum Corp.,

6.50%, 3/1/41	1/27/11–1/31/11	160

NBCUniversal Media LLC,

2.10%, 4/1/14	9/27/10	200

NBCUniversal Media LLC,

3.65%, 4/30/15	4/27/10	115

NBCUniversal Media LLC,

5.15%, 4/30/20	4/27/10	200

NBCUniversal Media LLC,

4.38%, 4/1/21	9/27/10	400

Oracle Corp.,

3.88%, 7/15/20	7/12/10	299

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(8)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $205,037,000 with net purchases of approximately $8,287,000 during the fiscal year ended March 31, 2011.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the Bond Index Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*
AAA	78.5%
AA	4.5
A	9.9
BAA	7.1

Total	100%

*	Standard & Poor’s Rating Services.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Index Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$53,711 (1)	$–	$53,711
Corporate Bonds	–	310,461 (1)	–	310,461
Foreign Issuer Bonds	–	137,037 (1)	–	137,037
U.S. Government Agencies	–	763,711 (1)	–	763,711
U.S. Government Obligations	–	656,985 (1)	–	656,985
Municipal Bonds	–	12,152 (1)	–	12,152
Investment Companies	213,324	–	–	213,324

Total Investments	$213,324	$1,934,057	$–	$2,147,381

(1)	Classifications as defined in the Schedule of Investments. There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S) *		BALANCE AS OF 3/31/11 (000S)
Foreign Issuer Bonds
Multi-National	$200	$–	$–	$–	$(200	) (a)	$–
Oil & Gas	564	–	(21)	(543)	–		–

Total	$764	$–	$(21)	$(543)	$(200)		$–

(a)	Transferred out of Level 3 due to security having evaluated prices in observable inputs from multiple pricing vendors.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 3.9%

Commercial Mortgage Services – 3.9%

Banc of America Commercial Mortgage, Inc. Series 2004-5, Class A4,

4.94%, 11/10/41	$445	$479

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2,

5.52%, 7/10/46	1,610	1,618

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2,

5.32%, 9/10/47	8,135	8,265

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4,

5.41%, 9/10/47	4,515	4,793

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4,

5.41%, 12/11/40	7,000	7,488

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4,

4.67%, 6/11/41	1,160	1,219

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A2,

4.74%, 9/11/42	1,650	1,654

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2,

4.63%, 3/15/46	7,248	7,339

LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4,

4.17%, 5/15/32	1,500	1,557

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2,

5.08%, 2/15/31	2,861	2,862

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2,

5.26%, 9/15/39	6,720	6,763
		44,037
Total Asset-Backed Securities
(Cost $43,756)		44,037

CORPORATE BONDS – 28.3%

Aerospace/Defense – 0.3%

L-3 Communications Corp.,

4.95%, 2/15/21	1,050	1,056

Meccanica Holdings USA,

6.25%, 1/15/40 (1)(2)	2,895	2,672
		3,728

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 28.3% – continued

Agriculture – 1.2%

Altria Group, Inc.,

10.20%, 2/6/39	$2,580	$3,661

Bunge Ltd. Finance Corp.,

4.10%, 3/15/16	1,765	1,769

8.50%, 6/15/19	1,535	1,823

Lorillard Tobacco Co.,

8.13%, 6/23/19	5,350	6,229
		13,482

Auto Manufacturers – 0.4%

Nissan Motor Acceptance Corp.,

4.50%, 1/30/15 (1)(2)	4,315	4,510

Auto Parts & Equipment – 0.3%

BorgWarner, Inc.,

4.63%, 9/15/20	2,750	2,749

Banks – 3.0%

Bank of America Corp.,

3.63%, 3/17/16	5,600	5,521

Citigroup, Inc.,

4.59%, 12/15/15	3,900	4,033

6.13%, 5/15/18	2,785	3,038

Goldman Sachs Group (The), Inc.,

5.63%, 1/15/17	5,230	5,511

6.25%, 2/1/41	3,700	3,685

Morgan Stanley,

3.45%, 11/2/15	5,685	5,588

5.75%, 1/25/21	5,555	5,607
		32,983

Biotechnology – 1.0%

Genzyme Corp.,

3.63%, 6/15/15	4,565	4,742

5.00%, 6/15/20	710	754

Gilead Sciences, Inc.,

4.50%, 4/1/21	2,835	2,801

Life Technologies Corp.,

5.00%, 1/15/21	2,875	2,875
		11,172

Chemicals – 1.1%

CF Industries, Inc.,

6.88%, 5/1/18	5,635	6,325

Dow Chemical (The) Co.,

2.50%, 2/15/16	1,100	1,059

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 28.3% – continued

Chemicals – 1.1% – continued

Mosaic (The) Co.,

7.63%, 12/1/16 (2)	$4,345	$4,693
		12,077

Diversified Financial Services – 3.4%

Capital One Capital V,

10.25%, 8/15/39	3,195	3,467

Countrywide Financial Corp.,

6.25%, 5/15/16	3,485	3,721

Erac USA Finance LLC,

7.00%, 10/15/37 (1)(2)	3,395	3,699

FMR LLC,

6.45%, 11/15/39 (1)(2)	5,250	5,169

Ford Motor Credit Co. LLC,

5.75%, 2/1/21	4,400	4,345

General Electric Capital Corp.,

4.63%, 1/7/21	2,765	2,723

5.30%, 2/11/21	2,770	2,813

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

7.75%, 1/15/16	6,375	6,550

JPMorgan Chase Capital XXVII,

7.00%, 11/1/39	5,375	5,538

Power Receivable Finance LLC,

6.29%, 1/1/12 (1)(2)	290	290
		38,315

Electric – 1.0%

CMS Energy Corp.,

5.05%, 2/15/18	4,980	4,959

Exelon Generation Co. LLC,

6.20%, 10/1/17	3,375	3,739

NV Energy, Inc.,

6.25%, 11/15/20	2,815	2,865
		11,563

Electronics – 0.7%

Agilent Technologies, Inc.,

6.50%, 11/1/17	6,030	6,727

Thermo Fisher Scientific, Inc.,

3.25%, 11/20/14 (2)	1,050	1,092
		7,819

Engineering & Construction – 0.3%

Tutor Perini Corp.,

7.63%, 11/1/18 (1)(2)	3,690	3,801

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 28.3% – continued

Food – 0.4%

SUPERVALU, Inc.,

8.00%, 5/1/16	$4,695	$4,695

Forest Products & Paper – 0.3%

Georgia-Pacific LLC,

5.40%, 11/1/20 (1)(2)	3,240	3,199

Insurance – 2.0%

Liberty Mutual Group, Inc.,

5.75%, 3/15/14 (1)(2)	2,609	2,739

Metropolitan Life Global Funding I,

5.13%, 4/10/13 (1)(2)	1,255	1,339

2.50%, 9/29/15 (1)(2)	5,000	4,869

Pricoa Global Funding I,

5.45%, 6/11/14 (1)(2)	5,735	6,221

Protective Life Corp.,

8.45%, 10/15/39	6,405	7,145
		22,313

Iron/Steel – 0.5%

Steel Dynamics, Inc.,

7.75%, 4/15/16	4,720	5,027

Lodging – 0.4%

Hyatt Hotels Corp.,

6.88%, 8/15/19 (1)(2)	4,580	4,902

Machinery – Diversified – 0.5%

Case New Holland, Inc.,

7.75%, 9/1/13	4,930	5,367

Media – 1.8%

Comcast Corp.,

6.40%, 5/15/38	6,000	6,110

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,

5.20%, 3/15/20	4,615	4,753

6.38%, 3/1/41	3,000	3,018

Time Warner Cable, Inc.,

5.88%, 11/15/40	3,050	2,866

Time Warner, Inc.,

6.10%, 7/15/40	3,115	3,049
		19,796

Metal Fabrication/Hardware – 0.5%

Commercial Metals Co.,

7.35%, 8/15/18	5,507	5,741

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 28.3% – continued

Office/Business Equipment – 0.4%

Xerox Corp.,

4.25%, 2/15/15	$3,770	$3,968

Oil & Gas – 3.7%

Anadarko Petroleum Corp.,

5.95%, 9/15/16	2,500	2,718

6.38%, 9/15/17	5,540	6,098

Apache Corp.,

5.10%, 9/1/40	2,615	2,431

Chesapeake Energy Corp.,

6.13%, 2/15/21	4,990	5,152

Newfield Exploration Co.,

7.13%, 5/15/18	2,235	2,403

6.88%, 2/1/20	1,905	2,010

Pioneer Natural Resources Co.,

6.88%, 5/1/18	3,690	4,005

Plains Exploration & Production Co.,

6.63%, 5/1/21	3,580	3,580

Pride International, Inc.,

8.50%, 6/15/19	3,160	3,903

QEP Resources, Inc.,

6.88%, 3/1/21	5,720	6,006

Range Resources Corp.,

6.38%, 3/15/15	2,600	2,652
		40,958

Packaging & Containers – 1.1%

Ball Corp.,

7.13%, 9/1/16	2,245	2,455

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,

7.75%, 10/15/16 (2)	3,180	3,363

Temple-Inland, Inc.,

6.88%, 1/15/18	5,500	5,955
		11,773

Pipelines – 0.7%

Enterprise Products Operating LLC,

6.45%, 9/1/40	4,455	4,629

Plains All American Pipeline L.P./PAA Finance Corp.,

5.63%, 12/15/13	2,605	2,840
		7,469

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 28.3% – continued

Real Estate Investment Trusts – 0.2%

Boston Properties L.P.,

4.13%, 5/15/21	$2,835	$2,696

Telecommunications – 3.1%

American Tower Corp.,

4.50%, 1/15/18	2,825	2,774

CC Holdings GS V LLC/Crown Castle GS III Corp.,

7.75%, 5/1/17 (1)(2)	4,530	4,938

Frontier Communications Corp.,

8.25%, 4/15/17	7,860	8,489

Qwest Communications International, Inc.,

8.00%, 10/1/15	1,425	1,573

7.13%, 4/1/18	5,484	5,916

Qwest Corp.,

7.63%, 6/15/15	5,775	6,641

Windstream Corp.,

8.13%, 8/1/13	3,975	4,362
		34,693
Total Corporate Bonds
(Cost $307,136)		314,796

FOREIGN ISSUER BONDS – 9.5%

Banks – 2.0%

Australia & New Zealand Banking Group Ltd.,

2.13%, 1/10/14 (1)(2)	2,035	2,036

Bank of Nova Scotia,

1.65%, 10/29/15 (1)(2)	8,470	8,125

HSBC Holdings PLC,

5.10%, 4/5/21	2,800	2,814

ING Bank N.V.,

2.00%, 10/18/13 (1)(2)	1,000	989

Lloyds TSB Bank PLC,

6.50%, 9/14/20 (2)	3,515	3,456

Westpac Banking Corp.,

3.00%, 12/9/15	5,135	5,104
		22,524

Beverages – 0.3%

SABMiller PLC,

6.50%, 7/1/16 (1)(2)	2,634	3,012

Diversified Financial Services – 0.9%

Macquarie Group Ltd.,

7.30%, 8/1/14 (1)(2)	2,990	3,317

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.5% – continued

Diversified Financial Services – 0.9% – continued

6.25%, 1/14/21 (1)(2)	$7,000	$7,074
		10,391

Insurance – 1.2%

Allied World Assurance Co. Holdings Ltd.,

7.50%, 8/1/16	3,990	4,450

5.50%, 11/15/20	1,675	1,647

XL Group PLC,

6.50%, 4/15/17	8,200	7,524
		13,621

Iron/Steel – 0.3%

ArcelorMittal,

5.50%, 3/1/21	2,750	2,710

Leisure Time – 0.5%

Royal Caribbean Cruises Ltd.,

6.88%, 12/1/13	5,245	5,599

Mining – 0.2%

Vale Overseas Ltd.,

4.63%, 9/15/20	2,750	2,682

Miscellaneous Manufacturing – 0.8%

Tyco Electronics Group S.A.,

6.00%, 10/1/12	5,942	6,334

Tyco International Finance S.A.,

4.13%, 10/15/14	1,970	2,092
		8,426

Oil & Gas – 1.4%

Nexen, Inc.,

6.40%, 5/15/37	2,650	2,647

Petrobras International Finance Co.,

5.38%, 1/27/21	5,500	5,517

Petroleos Mexicanos,

5.50%, 1/21/21	4,935	5,009

Shell International Finance B.V.,

3.10%, 6/28/15	2,390	2,449
		15,622

Oil & Gas Services – 0.5%

Weatherford International Ltd.,

5.13%, 9/15/20	5,070	5,034

Pharmaceuticals – 0.5%

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC,

3.00%, 6/15/15	5,050	5,099

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.5% – continued

Telecommunications – 0.3%

Telefonica Moviles Chile S.A.,

2.88%, 11/9/15 (1)(2)	$3,740	$3,598

Transportation – 0.6%

Kansas City Southern de Mexico S.A. de C.V.,

7.38%, 6/1/14	2,635	2,740

6.63%, 12/15/20 (2)	4,095	4,177
		6,917
Total Foreign Issuer Bonds
(Cost $104,782)		105,235

U.S. GOVERNMENT AGENCIES – 33.7% (3)

Fannie Mae – 25.9%

Pool #190371,

6.50%, 7/1/36	815	916

Pool #255452,

5.50%, 10/1/19	2,968	3,225

Pool #255498,

5.50%, 12/1/34	1,491	1,604

Pool #257314,

5.00%, 8/1/23	3,267	3,474

Pool #535714,

7.50%, 1/1/31	114	132

Pool #545003,

8.00%, 5/1/31	6	7

Pool #545437,

7.00%, 2/1/32	222	256

Pool #545556,

7.00%, 4/1/32	152	175

Pool #555189,

7.00%, 12/1/32	929	1,070

Pool #581806,

7.00%, 7/1/31	338	389

Pool #735893,

5.00%, 10/1/35	13,179	13,870

Pool #796457,

6.00%, 9/1/34	5,113	5,617

Pool #797773,

5.00%, 3/1/20	826	884

Pool #829125,

5.50%, 10/1/35	8,560	9,207

Pool #831810,

6.00%, 9/1/36	8,921	9,761

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 33.7% (3) – continued

Fannie Mae – 25.9% – continued

Pool #845182,

5.50%, 11/1/35	$8,433	$9,070

Pool #871232,

6.00%, 4/1/36	5,658	6,180

Pool #888538,

5.50%, 1/1/37	2,264	2,433

Pool #890001,

5.00%, 2/1/38	7,446	7,836

Pool #890009,

5.50%, 9/1/36	8,862	9,543

Pool #893082,

5.76%, 9/1/36	3,155	3,332

Pool #919638,

5.50%, 9/1/37	7,665	8,216

Pool #946869,

6.00%, 9/1/37	1,997	2,175

Pool #955782,

6.50%, 10/1/37	1,156	1,303

Pool #988916,

5.00%, 8/1/23	1,508	1,608

Pool #991529,

6.00%, 11/1/38	7,348	8,026

Pool #993739,

6.00%, 9/1/38	4,441	4,839

Pool #995976,

6.00%, 4/1/38	3,405	3,710

Pool #AB1470,

4.50%, 9/1/40	8,890	9,060

Pool #AC6767,

4.50%, 1/1/40	4,558	4,654

Pool #AC9581,

5.50%, 1/1/40	7,538	8,117

Pool #AD0915,

5.50%, 12/1/38	574	618

Pool #AD6929,

5.00%, 6/1/40	7,751	8,166

Pool #AE6415,

4.00%, 10/1/40	7,953	7,845

Pool #AH1166,

4.50%, 12/1/40	16,634	16,952

Pool TBA,

4.00%, 4/15/25 (4)	2,700	2,774

6.50%, 4/1/29 (4)	2,525	2,830

6.00%, 4/1/37 (4)	17,825	19,385

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 33.7% (3) – continued

Fannie Mae – 25.9% – continued

4.00%, 4/15/40 (4)	$17,480	$17,190

4.50%, 4/15/40 (4)	32,618	33,194

5.00%, 4/15/40 (4)	16,046	16,786

5.50%, 4/15/40 (4)	20,775	22,216
		288,645

Freddie Mac – 2.5%

Pool #1B3575,

6.03%, 9/1/37	3,138	3,374

Pool #1G2296,

6.18%, 11/1/37	6,611	7,127

Pool #1J0365,

5.68%, 4/1/37	1,962	2,083

Pool #1J2840,

5.87%, 9/1/37	2,051	2,179

Pool #848076,

5.49%, 6/1/38	4,930	5,277

Pool TBA,

5.00%, 4/15/33 (4)	7,900	8,244
		28,284

Freddie Mac Gold – 4.3%

Pool #A62213,

6.00%, 6/1/37	6,433	7,072

Pool #A65182,

6.50%, 9/1/37	9,145	10,249

Pool #C00910,

7.50%, 1/1/30	371	430

Pool #C02790,

6.50%, 4/1/37	4,532	5,115

Pool #C02838,

5.50%, 5/1/37	6,781	7,278

Pool #C03517,

4.50%, 9/1/40	10,953	11,143

Pool #G01954,

5.00%, 11/1/35	5,946	6,236
		47,523

Government National Mortgage Association – 0.3%

Series 2008, Class 8A,

3.61%, 11/16/27	3,203	3,259

Government National Mortgage Association I – 0.2%

Pool #627123,

5.50%, 3/15/34	2,139	2,340

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 33.7% (3) – continued

Government National Mortgage Association II – 0.5%

Pool #82581,

4.00%, 7/20/40	$4,829	$5,057
Total U.S. Government Agencies
(Cost $363,099)		375,108

U.S. GOVERNMENT OBLIGATIONS – 20.2%

U.S. Treasury Bonds – 3.0%

4.25%, 11/15/40	34,815	33,297

U.S. Treasury Notes – 17.2%

0.75%, 3/31/13	11,850	11,841

1.25%, 3/15/14	79,490	79,465

2.25%, 3/31/16	71,750	71,834

2.88%, 3/31/18	18,825	18,800

3.63%, 2/15/21	8,887	9,014
		190,954
Total U.S. Government Obligations
(Cost $223,071)		224,251

MUNICIPAL BONDS – 0.5%

Ohio – 0.5%

American Municipal Power-Ohio, Inc., Series B, Taxable Build America Bonds,

7.83%, 2/15/41	5,365	5,997
Total Municipal Bonds
(Cost $5,365)		5,997

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 14.9%

Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	165,390,924	$165,391
Total Investment Companies
(Cost $165,391)		165,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill,

0.18%, 6/16/11	$2,150	$2,149
Total Short-Term Investments
(Cost $2,149)		2,149

Total Investments – 111.2%
(Cost $1,214,749)		1,236,964
Liabilities less Other Assets – (11.2)%		(124,730)
NET ASSETS – 100.0%		$1,112,234

(1)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $76,499,000 or 6.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Australia & New Zealand Banking Group Ltd.,
2.13%, 1/10/14	1/5/11	$2,034

Bank of Nova Scotia,
1.65%, 10/29/15	10/21/10	8,455

CC Holdings GS V LLC/Crown Castle GS III Corp.,
7.75%, 5/1/17	1/4/10	4,841

Erac USA Finance LLC,
7.00%, 10/15/37	10/10/07 – 1/13/11	3,434

FMR LLC,
6.45%, 11/15/39	1/6/10	4,985

Georgia-Pacific LLC,
5.40%, 11/1/20	10/28/10	3,221

Hyatt Hotels Corp.,
6.88%, 8/15/19	8/10/09	4,574

ING Bank N.V.,
2.00%, 10/18/13	10/13/10	998

Liberty Mutual Group, Inc.,
5.75%, 3/15/14	6/16/09 – 1/5/10	2,410

Macquarie Group Ltd.,
7.30%, 8/1/14	12/14/10 – 12/15/10	3,264

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Macquarie Group Ltd.,
6.25%, 1/14/21	1/6/11	$6,926

Meccanica Holdings USA,
6.25%, 1/15/40	10/20/09	2,890

Metropolitan Life Global Funding I,
5.13%, 4/10/13	11/23/09	1,338

Metropolitan Life Global Funding I,
2.50%, 9/29/15	9/22/10	4,997

Nissan Motor Acceptance Corp.,
4.50%, 1/30/15	1/20/10	4,297

Power Receivable Finance LLC,
6.29%, 1/1/12	9/30/03	290

Pricoa Global Funding I,
5.45%, 6/11/14	6/4/09	5,723

SABMiller PLC,
6.50%, 7/1/16	10/28/10	3,151

Telefonica Moviles Chile S.A.,
2.88%, 11/9/15	11/3/10	3,741

Tutor Perini Corp.,
7.63%, 11/1/18	1/7/11	3,727

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $87,345,000 with net purchases of approximately $78,046,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALIT Y DISTRIBUTION *	%
AAA	61.9%
AA	2.2
A	7.4
BAA	16.6
BA	11.1
B	0.8

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$44,037		$–	$44,037
Corporate Bonds	–	314,796	(1)	–	314,796
Foreign Issuer Bonds	–	105,235	(1)	–	105,235
U.S. Government Agencies	–	375,108	(1)	–	375,108
U.S. Government Obligations	–	224,251	(1)	–	224,251
Municipal Bonds	–	5,997		–	5,997
Investment Companies	165,391	–		–	165,391
Short-Term Investments	–	2,149		–	2,149
Total Investments	$165,391	$1,071,573		$–	$1,236,964

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S)*	BALANCE AS OF 3/31/11 (000S)
Corporate Bonds

Diversified Financial Services	$5,291	$18	$182	$(322)	$(5,169) (a)	$–

Foreign Issuer Bonds

Banks	17,960	222	106	(18,288)	–	–

Miscellaneous Manufacturing	5,944	(1)	(41)	(5,902)	–	–

Total	$29,195	$239	$247	$(24,512)	$(5,169)	$–

(a)	Transferred out of Level 3 due to security having evaluated prices in observable inputs from multiple pricing vendors.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S) (1)	VALUE (000S)
DEBT OBLIGATIONS – 97.4%

British Pound Sterling – 6.3%

Treasury of Great Britain,

4.50%, 3/7/13	$150	$255

2.25%, 3/7/14	50	81

2.75%, 1/22/15	50	82

4.00%, 9/7/16	275	468

4.75%, 3/7/20	200	349

4.00%, 3/7/22	50	81

5.00%, 3/7/25	50	88

4.75%, 12/7/30	100	170

4.25%, 6/7/32	90	143

4.25%, 3/7/36	40	63

4.75%, 12/7/38	70	120

4.50%, 12/7/42	50	83

4.25%, 12/7/49	100	159
		2,142

Canadian Dollar – 4.0%

Government of Canada,

5.00%, 6/1/14	1,230	1,375

Danish Krone - 1.3%

Government of Denmark,

4.00%, 11/15/12	100	20

4.00%, 11/15/19	2,125	422
		442

Euro – 31.0%

Bundesobligation,

4.00%, 10/11/13	200	298

2.25%, 4/11/14	200	285

2.25%, 4/10/15	560	789

Bundesschatzanweisungen,

1.00%, 12/14/12	200	280

1.50%, 3/15/13	760	1,071

Buoni Poliennali Del Tesoro,

5.00%, 3/1/25	550	767

5.25%, 11/1/29	200	280

Deutschland Bundesrepublik,

3.75%, 1/4/17	200	297

3.00%, 7/4/20	260	359

4.75%, 7/4/40	150	247

French Treasury Note,

2.50%, 1/12/14	175	250

French Treasury Note BTAN,

3.75%, 1/12/13	349	511

	PRINCIPAL AMOUNT (000S) (1)	VALUE (000S)
DEBT OBLIGATIONS – 97.4% – continued

Euro – 31.0% – continued

Government of Belgium,

5.00%, 9/28/12	$360	$533

4.25%, 9/28/14	502	741

Government of France O.A.T.,

5.00%, 10/25/16	385	600

3.75%, 10/25/19	525	754

3.75%, 4/25/21	63	89

6.00%, 10/25/25	29	51

5.50%, 4/25/29	44	73

Government of Netherlands,

3.75%, 7/15/14	400	593

3.50%, 7/15/20	622	880

5.50%, 1/15/28	23	39

4.00%, 1/15/37	25	36

Government of Spain,

5.00%, 7/30/12	242	353

3.30%, 10/31/14	260	362
		10,538

Japanese Yen – 25.3%

European Investment Bank,

1.40%, 6/20/17	40,000	500

Government of Japan Five Year Bonds,

0.40%, 9/20/15	36,000	432

Government of Japan Ten Year Bonds,

1.50%, 9/20/15	44,300	557

1.50%, 12/20/17	110,000	1,388

1.30%, 12/20/18	40,000	495

1.30%, 9/20/19	18,500	227

1.00%, 9/20/20	19,000	225

Government of Japan Thirty Year Bonds,

2.50%, 9/20/37	41,000	527

2.20%, 9/20/39	19,000	229

Government of Japan Twenty Year Bonds,

1.90%, 3/22/21	108,000	1,375

1.80%, 6/20/23	50,000	624

1.80%, 6/20/30	90,000	1,042

Landwirtschaftliche Rentenbank,

1.38%, 4/25/13	80,000	984
		8,605

United States Dollar – 29.5%

Freddie Mac,

5.13%, 7/15/12	750	795

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S) (1)	VALUE (000S)
DEBT OBLIGATIONS – 97.4% – continued

United States Dollar – 29.5% – continued

U.S. Treasury Bonds,

8.75%, 5/15/17	$300	$405

6.25%, 8/15/23	50	62

7.63%, 2/15/25	200	279

6.63%, 2/15/27	100	129

6.38%, 8/15/27	140	177

6.13%, 8/15/29	50	62

5.38%, 2/15/31	360	412

4.50%, 2/15/36	265	268

4.25%, 5/15/39	350	336

U.S. Treasury Notes,

1.38%, 1/15/13	300	303

0.63%, 2/28/13	290	289

2.75%, 2/28/13	410	426

1.38%, 3/15/13	200	202

1.75%, 4/15/13	250	255

1.00%, 1/15/14	250	249

1.88%, 2/28/14	250	255

1.88%, 4/30/14	130	132

2.63%, 6/30/14	500	520

2.38%, 9/30/14	500	515

2.00%, 1/31/16	1,000	993

4.88%, 8/15/16	550	621

3.13%, 10/31/16	600	621

4.25%, 11/15/17	322	351

3.50%, 5/15/20	800	811

2.63%, 8/15/20	600	563
		10,031
Total Debt Obligations
(Cost $31,263)		33,133

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 2.0%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	680,898	$681
Total Investment Companies
(Cost $681)		681

Total Investments – 99.4%
(Cost $31,944)		33,814
Other Assets less Liabilities – 0.6%		189
NET ASSETS – 100.0%		$34,003

(1)	Principal amounts stated in local currencies.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $111,000 with net purchases of approximately $570,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
British Pound	470	United States Dollar	759	5/27/11	$6
Canadian Dollar	670	United States Dollar	679	5/27/11	(11)
Canadian Dollar	309	United States Dollar	317	5/27/11	(2)
Danish Krone	1,276	United States Dollar	234	5/27/11	(8)
Euro	634	United States Dollar	877	5/27/11	(21)
Euro	437	United States Dollar	604	5/27/11	(15)
Euro	268	United States Dollar	366	5/27/11	(13)
Euro	265	United States Dollar	364	5/27/11	(11)
Japanese Yen	15,552	United States Dollar	190	5/27/11	3
Japanese Yen	56,348	United States Dollar	683	5/27/11	5
United States Dollar	256	Australian Dollar	258	5/27/11	9
United States Dollar	526	British Pound	323	5/27/11	(9)
United States Dollar	55	British Pound	34	5/27/11	(1)
United States Dollar	174	British Pound	109	5/27/11	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND continued

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
United States Dollar	286	Canadian Dollar	280	5/27/11	$2
United States Dollar	98	Euro	71	5/27/11	2
United States Dollar	213	Euro	155	5/27/11	6
United States Dollar	683	Euro	489	5/27/11	10
United States Dollar	642	Japanese Yen	52,439	5/27/11	(11)
United States Dollar	880	Japanese Yen	72,244	5/27/11	(11)
United States Dollar	622	Japanese Yen	50,840	5/27/11	(11)
United States Dollar	742	Japanese Yen	61,639	5/27/11	–
United States Dollar	287	Swedish Krona	1,845	5/27/11	5

Total					(76)

At March 31, 2011, the credit quality distribution (unaudited) for the Global Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
U.S. Government	27.5%
AAA	38.6
AA	26.8
A	3.1
Agency	2.4
Cash Equivalents	1.6

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Fixed Income Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Debt Obligations	$–	$33,133(1)	$–	$33,133
Investment Companies	681	–	–	681
Total Investments	$681	$33,133	$–	$33,814

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$48	$–	$48
Liabilities
Forward Foreign Currency Exchange Contracts	–	(124)	–	(124)
Total Other Financial Instruments	$–	$(76)	$–	$(76)

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31 2011.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S) *	BALANCE AS OF 3/31/11 (000S)
Debt Obligations
Japanese Yen	$12,978	$1,561	$(398)	$(8,718)	$(5,423) (a)	$ –

(a)	Transferred out of Level 3 due to security having evaluated prices in observable inputs from multiple pricing vendors.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 0.7%

Diversified Financial Services – 0.7%

Glen Meadow Pass-Through Trust,

6.51%, 2/12/67 (1)	$33,925	$29,939
Total Asset-Backed Securities
(Cost $27,980)		29,939

CORPORATE BONDS – 75.4%

Aerospace/Defense – 0.9%

Esterline Technologies Corp.,

7.00%, 8/1/20	16,050	16,792

TransDigm, Inc.,

7.75%, 12/15/18 (1)	19,550	20,992
		37,784

Agriculture – 0.4%

Alliance One International, Inc.,

10.00%, 7/15/16	15,810	16,027

Airlines – 0.7%

Delta Air Lines, Inc.,

12.25%, 3/15/15 (1)	25,025	28,028

Aluminum – 0.6%

Aleris International, Inc.,

7.63%, 2/15/18 (1)	23,075	23,133

Apparel – 0.7%

Levi Strauss & Co.,

8.88%, 4/1/16	26,249	27,365

Auto Manufacturers – 0.9%

Ford Motor Co.,

7.45%, 7/16/31	34,225	37,052

Auto Parts & Equipment – 1.2%

Meritor, Inc.,

8.13%, 9/15/15	8,500	8,840

10.63%, 3/15/18	14,925	16,790

Uncle Acquisition 2010 Corp.,

8.63%, 2/15/19 (1)	21,575	22,654
		48,284

Banks – 1.0%

CIT Group, Inc.,

7.00%, 5/1/16	40,500	40,551

Chemicals – 0.5%

Huntsman International LLC,

8.63%, 3/15/20	20,650	22,509

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Commercial Services – 2.9%

Brickman Group Holdings, Inc.,

9.13%, 11/1/18 (1)	$17,250	$18,457

Hertz (The) Corp.,

7.50%, 10/15/18 (1)	12,875	13,326

7.38%, 1/15/21 (1)	7,875	8,052

Iron Mountain, Inc.,

8.75%, 7/15/18	11,525	12,130

8.38%, 8/15/21	7,200	7,794

RSC Equipment Rental, Inc./RSC Holdings III LLC,

10.25%, 11/15/19	15,550	17,727

8.25%, 2/1/21 (1)	4,925	5,122

Service Corp. International,

7.50%, 4/1/27	24,446	23,224

Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding,

10.25%, 12/1/17	12,149	12,483
		118,315

Cosmetics/Personal Care – 0.6%

Revlon Consumer Products Corp.,

9.75%, 11/15/15	23,630	25,580

Distribution/Wholesale – 1.1%

ACE Hardware Corp.,

9.13%, 6/1/16 (1)(2)	20,075	21,606

American Tire Distributors, Inc.,

9.75%, 6/1/17	21,575	23,732
		45,338

Diversified Financial Services – 2.4%

ACE Cash Express, Inc.,

11.00%, 2/1/19 (1)	22,350	22,741

E*Trade Financial Corp.,

7.38%, 9/15/13	17,520	17,586

12.50%, 11/30/17	7,970	9,504

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

8.00%, 1/15/18	20,500	21,064

International Lease Finance Corp.,

8.88%, 9/15/15 (1)	9,850	10,835

9.00%, 3/15/17 (1)	9,087	10,223

8.25%, 12/15/20	6,580	7,213
		99,166

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Electric – 3.8%

AES (The) Corp.,

9.75%, 4/15/16	$27,705	$31,791

Calpine Corp.,

7.50%, 2/15/21 (1)	6,900	7,141

7.88%, 1/15/23 (1)	19,700	20,439

Energy Future Holdings Corp.,

10.00%, 1/15/20	40,764	43,197

North American Energy Alliance LLC/North American Energy Alliance Finance Corp.,

10.88%, 6/1/16 (1)(2)	19,873	22,258

NRG Energy, Inc.,

8.25%, 9/1/20 (1)	17,570	18,273

Puget Energy, Inc.,

6.50%, 12/15/20 (1)	14,775	14,815
		157,914

Electronics – 0.4%

Viasystems, Inc.,

12.00%, 1/15/15 (1)	14,500	16,385

Engineering & Construction – 0.5%

MasTec, Inc.,

7.63%, 2/1/17 (2)	21,230	21,761

Entertainment – 1.0%

AMC Entertainment, Inc.,

8.75%, 6/1/19	20,400	22,134

Diamond Resorts Corp.,

12.00%, 8/15/18 (1)	19,195	20,539
		42,673

Environmental Control – 0.7%

Casella Waste Systems, Inc.,

7.75%, 2/15/19 (1)	15,630	15,630

Liberty Tire Recycling.,

11.00%, 10/1/16 (1)	13,504	15,158
		30,788

Food – 3.5%

BI-LO LLC/BI-LO Finance Corp.,

9.25%, 2/15/19 (1)	18,750	19,430

Blue Merger Sub, Inc.,

7.63%, 2/15/19 (1)	25,525	25,876

Ingles Markets, Inc.,

8.88%, 5/15/17	18,100	19,435

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Food – 3.5% – continued

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,

9.25%, 4/1/15	$9,125	$9,524

8.25%, 9/1/17 (1)	9,650	10,084

Tops Holding Corp./Tops Markets LLC,

10.13%, 10/15/15	16,325	17,549

U.S. Foodservice,

10.25%, 6/30/15 (1)	38,576	40,553
		142,451

Forest Products & Paper – 0.4%

P.H. Glatfelter Co.,

7.13%, 5/1/16	14,292	14,667

Gaming – 2.9%

Midwest Gaming Borrower LLC/Midwest Finance Corp.,

11.63%, 4/15/16 (1)	20,348	21,009

Peninsula Gaming LLC/Peninsula Gaming Corp.,

10.75%, 8/15/17	20,425	22,416

10.75%, 8/15/17 (1)	1,575	1,729

Scientific Games International, Inc.,

9.25%, 6/15/19	22,275	24,447

Seminole Indian Tribe of Florida,

7.75%, 10/1/17 (1)	21,575	22,816

Yonkers Racing Corp.,

11.38%, 7/15/16 (1)	23,000	25,587
		118,004

Gas Distribution – 1.2%

Ferrellgas L.P./Ferrellgas Finance Corp.,

9.13%, 10/1/17	15,685	17,489

6.50%, 5/1/21 (1)	4,925	4,777

Inergy L.P./Inergy Finance Corp.,

6.88%, 8/1/21 (1)	14,775	15,403

Suburban Propane Partners L.P./Suburban

Energy Finance Corp.,

7.38%, 3/15/20	12,800	13,696
		51,365

Hand/Machine Tools – 0.3%

Thermadyne Holdings Corp.,

9.00%, 12/15/17 (1)	10,195	10,769

Healthcare – Products – 1.1%

Accellent, Inc.,

10.00%, 11/1/17 (1)	23,275	23,275

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Healthcare – Products – 1.1% – continued

DJO Finance LLC/DJO Finance Corp.,

9.75%, 10/15/17 (1)	$21,600	$22,680
		45,955

Healthcare – Services – 3.3%

American Renal Holdings Co., Inc.,

9.75%, 3/1/16 (1)	18,025	17,800

HCA Holdings, Inc.,

7.75%, 5/15/21 (1)	50,150	52,281

Healthsouth Corp.,

8.13%, 2/15/20	20,725	22,435

Multiplan, Inc.,

9.88%, 9/1/18 (1)	20,875	22,336

Tenet Healthcare Corp.,

6.88%, 11/15/31	26,325	21,817
		136,669

Home Builders – 1.4%

Beazer Homes USA, Inc.,

9.13%, 6/15/18	19,900	20,124

K Hovnanian Enterprises, Inc.,

10.63%, 10/15/16	19,400	20,613

Meritage Homes Corp.,

7.15%, 4/15/20	18,104	18,081
		58,818

Household Products/Wares – 0.4%

Prestige Brands, Inc.,

8.25%, 4/1/18	16,315	17,212

Insurance – 2.2%

CNO Financial Group, Inc.,

9.00%, 1/15/18 (1)	13,745	14,570

Crum & Forster Holdings Corp.,

7.75%, 5/1/17	19,885	20,804

Liberty Mutual Group, Inc.,

10.75%, 6/15/58 (1)	29,014	37,718

Symetra Financial Corp.,

8.30%, 10/15/37 (1)	16,375	16,498
		89,590

Iron/Steel – 0.6%

AK Steel Corp.,

7.63%, 5/15/20	23,635	24,108

Lodging – 0.9%

Caesars Entertainment Operating Co., Inc.,

11.25%, 6/1/17	14,875	16,902

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Lodging – 0.9% – continued

12.75%, 4/15/18 (1)	$21,675	$21,892
		38,794

Machinery – Diversified – 0.4%

CNH America LLC,

7.25%, 1/15/16	14,435	15,770

Media – 4.0%

Bresnan Broadband Holdings LLC,

8.00%, 12/15/18 (1)	16,975	17,909

Cablevision Systems Corp.,

8.63%, 9/15/17	6,825	7,593

CCO Holdings LLC/CCO Holdings Capital Corp.,

7.25%, 10/30/17	9,850	10,293

7.88%, 4/30/18	7,900	8,394

7.00%, 1/15/19	4,925	5,048

Cengage Learning Aquisitions, Inc.,

10.50%, 1/15/15 (1)	22,475	22,924

Cequel Communications Holdings I LLCand Cequel Capital Corp.,

8.63%, 11/15/17 (1)	19,700	20,537

Clear Channel Communications, Inc.,

10.75%, 8/1/16	9,625	9,168

9.00%, 3/1/21 (1)	9,625	9,601

McClatchy (The) Co.,

11.50%, 2/15/17	18,339	20,631

Mediacom Broadband LLC/Mediacom Broadband Corp.,

8.50%, 10/15/15 (1)	11,510	10,920

Univision Communications, Inc.,

8.50%, 5/15/21(1)	23,200	24,012
		167,030

Miscellaneous Manufacturing – 0.8%

FGI Holding Co., Inc.,

11.75%, 10/1/15 (1)(3)	18,693	18,413

Park-Ohio Industries, Inc.,

8.13%, 4/1/21 (1)(4)	14,300	14,300
		32,713

Oil & Gas – 5.2%

BreitBurn Energy Partners L.P./BreitBurn Finance Corp.,

8.63%, 10/15/20 (1)	20,435	21,406

Chesapeake Energy Corp.,

9.50%, 2/15/15	19,595	24,298

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Oil & Gas – 5.2% – continued

Clayton Williams Energy, Inc.,

7.75%, 4/1/19 (1)	$14,375	$14,393

Comstock Resources, Inc.,

7.75%, 4/1/19	16,100	16,382

Hilcorp Energy I L.P./Hilcorp Finance Co.,

7.75%, 11/1/15 (1)	17,895	18,521

Laredo Petroleum, Inc.,

9.50%, 2/15/19 (1)	21,525	22,413

Linn Energy LLC/Linn Energy Finance Corp.,

8.63%, 4/15/20 (1)	10,452	11,602

7.75%, 2/1/21 (1)	7,400	7,899

Petrohawk Energy Corp.,

7.25%, 8/15/18	21,250	21,887

QEP Resources, Inc.,

6.88%, 3/1/21	14,600	15,330

SandRidge Energy, Inc.,

7.50%, 3/15/21 (1)	18,300	18,986

Swift Energy Co.,

7.13%, 6/1/17	21,685	22,173
		215,290

Oil & Gas Services – 0.9%

Dresser-Rand Group, Inc.,

6.50%, 5/1/21 (1)	15,325	15,804

Exterran Holdings, Inc.,

7.25%, 12/1/18 (1)	20,375	20,783
		36,587

Oil Refining & Marketing – 0.8%

Citgo Petroleum Corp.,

11.50%, 7/1/17 (1)	26,967	31,417

Packaging & Containers – 2.5%

Berry Plastics Corp.,

9.75%, 1/15/21 (1)	22,400	22,176

Graham Packaging Co. L.P./GPC Capital Corp. I,

8.25%, 1/1/17	13,863	14,868

8.25%, 10/1/18	5,250	5,631

Plastipak Holdings, Inc.,

8.50%, 12/15/15 (1)	9,847	10,339

10.63%, 8/15/19 (1)	9,350	10,659

Pretium Packaging LLC/Pretium Finance, Inc.,

11.50%, 4/1/16 (1)	18,025	18,205

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Packaging & Containers – 2.5% – continued

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,

8.50%, 5/15/18 (1)	$5,275	$5,341

9.00%, 4/15/19 (1)	15,775	16,327
		103,546

Pharmaceuticals – 1.6%

JPR RTY SUB LLC,

14.00%, 12/1/20 (2)	8,000	8,000

Mylan, Inc.,

7.63%, 7/15/17 (1)	9,750	10,493

QHP Royalty Sub LLC,

10.25%, 3/15/15 (1)(2)	6,025	6,140

Valeant Pharmaceuticals International,

6.75%, 10/1/17 (1)	13,675	13,470

6.88%, 12/1/18 (1)	7,875	7,717

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC,

7.75%, 9/15/18 (1)	19,700	20,636
		66,456

Pipelines – 3.3%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

7.75%, 4/1/19 (1)(4)	12,050	12,065

Energy Transfer Equity L.P.,

7.50%, 10/15/20	19,260	20,945

Genesis Energy L.P./Genesis Energy Finance Corp.,

7.88%, 12/15/18 (1)	20,250	20,452

Holly Energy Partners L.P./Holly Energy Finance Corp.,

8.25%, 3/15/18 (1)	20,600	21,939

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,

6.50%, 8/15/21	21,745	21,718

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

8.88%, 4/1/18	16,750	17,755

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

8.25%, 7/1/16	6,315	6,647

7.88%, 10/15/18 (1)	12,050	12,713
		134,234

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Real Estate Investment Trusts – 0.6%

Host Hotels & Resorts, Inc.,

6.00%, 11/1/20	$9,775	$9,604

Omega Healthcare Investors, Inc.,

7.50%, 2/15/20	15,230	16,296
		25,900

Retail – 5.7%

CKE Holdings, Inc.,

10.50%, 3/14/16 (1)	7,700	7,296

CKE Restaurants, Inc.,

11.38%, 7/15/18	21,850	24,090

Landry’s Restaurants, Inc.,

11.63%, 12/1/15	20,350	21,927

11.63%, 12/1/15 (1)	1,425	1,535

Limited Brands, Inc.,

6.63%, 4/1/21	10,225	10,455

Needle Merger Sub Corp.,

8.13%, 3/15/19 (1)	15,190	15,342

NPC International, Inc.,

9.50%, 5/1/14	15,550	15,900

Pantry (The), Inc.,

7.75%, 2/15/14	12,075	12,120

Rite Aid Corp.,

9.50%, 6/15/17	24,155	21,709

Sears Holdings Corp.,

6.63%, 10/15/18 (1)	20,225	19,618

Sonic Automotive, Inc.,

9.00%, 3/15/18	19,520	20,740

Susser Holdings LLC/Susser Finance Corp.,

8.50%, 5/15/16	21,600	23,382

Toys R Us - Delaware, Inc.,

7.38%, 9/1/16 (1)	14,775	15,477

Toys R Us Property Co. I LLC,

10.75%, 7/15/17	3,240	3,677

Wendy’s/Arby’s Restaurants LLC,

10.00%, 7/15/16	19,775	21,753
		235,021

Semiconductors – 0.6%

Freescale Semiconductor, Inc.,

9.25%, 4/15/18 (1)	10,850	11,881

10.75%, 8/1/20 (1)	10,350	11,618
		23,499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Telecommunications – 8.0%

Alcatel-Lucent USA, Inc.,

6.45%, 3/15/29	$26,400	$22,704

Avaya, Inc.,

10.13%, 11/1/15 (3)	23,325	23,850

Clearwire Communications LLC/Clearwire Finance, Inc.,

12.00%, 12/1/15 (1)	19,250	20,790

CPI International Acquisition, Inc.,

8.00%, 2/15/18 (1)	18,800	18,894

Frontier Communications Corp.,

9.00%, 8/15/31	24,401	24,950

GCI, Inc.,

8.63%, 11/15/19	20,900	22,938

Level 3 Financing, Inc.,

9.25%, 11/1/14	20,711	21,177

NII Capital Corp.,

8.88%, 12/15/19	22,465	24,711

PAETEC Holding Corp.,

9.50%, 7/15/15	8,970	9,396

9.88%, 12/1/18 (1)	13,125	13,847

Qwest Capital Funding, Inc.,

7.75%, 2/15/31	30,560	32,546

Sprint Capital Corp.,

8.75%, 3/15/32	19,924	21,194

Trilogy International Partners LLC/Trilogy International Finance, Inc.,

10.25%, 8/15/16 (1)	20,450	21,166

West Corp.,

8.63%, 10/1/18 (1)	19,725	20,761

Windstream Corp.,

8.13%, 9/1/18	14,300	15,265

7.50%, 4/1/23 (1)	14,450	14,233
		328,422

Transportation – 2.5%

ACL I Corp.,

10.63%, 2/15/16 (1)	21,750	22,185

AMGH Merger Sub, Inc.,

9.25%, 11/1/18 (1)	14,500	15,569

Florida East Coast Holdings Corp.,

10.50%, 8/1/17 (1)	9,625	9,842

Florida East Coast Railway Corp.,

8.13%, 2/1/17 (1)	9,650	10,072

Overseas Shipholding Group, Inc.,

8.13%, 3/30/18	21,395	21,021

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 75.4% – continued

Transportation – 2.5% – continued

Quality Distribution LLC/QD Capital Corp.,

9.88%, 11/1/18 (1)	$24,975	$25,911
		104,600
Total Corporate Bonds
(Cost $2,963,219)		3,107,540

FOREIGN ISSUER BONDS – 18.4%

Aerospace/Defense – 0.3%

Bombardier, Inc.,

7.45%, 5/1/34 (1)	13,346	12,812

Chemicals – 1.5%

Ineos Group Holdings PLC,

8.50%, 2/15/16 (1)	21,200	21,385

Nova Chemicals Corp.,

8.63%, 11/1/19	16,535	18,499

Rhodia S.A.,

6.88%, 9/15/20 (1)	21,100	21,496
		61,380

Computers – 0.6%

Seagate HDD Cayman,

6.88%, 5/1/20 (1)	25,295	25,232

Diversified Financial Services – 0.6%

National Money Mart Co.,

10.38%, 12/15/16	20,205	22,529

Electric – 0.5%

Intergen N.V.,

9.00%, 6/30/17 (1)	20,171	21,734

Food – 0.6%

JBS Finance II Ltd.,

8.25%, 1/29/18 (1)	23,175	23,812

Forest Products & Paper – 0.2%

Sino-Forest Corp.,

6.25%, 10/21/17 (1)	7,650	7,440

Insurance – 1.9%

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)	25,811	24,327

Stoneheath RE,

6.87%, 10/15/11	25,750	22,917

White Mountains Re Group Ltd.,

7.51%, 6/30/17 (1)	33,940	32,468
		79,712

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 18.4% – continued

Iron/Steel – 0.2%

APERAM,

7.38%, 4/1/16 (1)	$4,775	$4,859

Ferrexpo Finance PLC,

7.88%, 4/7/16 (1)(4)	2,850	2,850
		7,709

Machinery – Construction & Mining – 0.3%

Boart Longyear Management Pty Ltd.,

7.00%, 4/1/21 (1)	12,725	13,043

Media – 1.8%

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG,

7.50%, 3/15/19 (1)	20,395	20,905

Ono Finance II PLC,

10.88%, 7/15/19 (1)	22,325	23,888

UPC Holding B.V.,

9.88%, 4/15/18 (1)	26,267	29,025
		73,818

Mining – 2.0%

FMG Resources August 2006 Pty Ltd.,

7.00%, 11/1/15 (1)	17,525	18,182

Midwest Vanadium Pty Ltd.,

11.50%, 2/15/18 (1)	16,375	16,887

Novelis, Inc.,

8.38%, 12/15/17 (1)	9,850	10,663

8.75%, 12/15/20 (1)	11,278	12,406

Vedanta Resources PLC,

9.50%, 7/18/18 (1)	22,300	24,418
		82,556

Oil & Gas – 0.9%

Compton Petroleum Finance Corp.,

10.00%, 9/15/11 (2)	5,177	5,177

Gibson Energy ULC/GEP Midstream Finance Corp.,

10.00%, 1/15/18	12,450	13,010

Lukoil International Finance B.V.,

6.13%, 11/9/20 (1)	18,300	18,666
		36,853

Oil & Gas Services – 0.5%

Offshore Group Investments Ltd.,

11.50%, 8/1/15 (1)	19,530	21,678

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 18.4% – continued

Telecommunications – 4.6%

Columbus International, Inc.,

11.50%, 11/20/14 (1)	$17,700	$20,399

Digicel Group Ltd.,

8.88%, 1/15/15 (1)	5,425	5,650

10.50%, 4/15/18 (1)	16,770	19,202

Global Crossing Ltd.,

9.00%, 11/15/19 (1)	19,075	19,075

Intelsat Luxembourg S.A.,

11.25%, 2/4/17	19,960	21,806

11.50%, 2/4/17 (3)	48,401	53,120

Telemovil Finance Co. Ltd.,

8.00%, 10/1/17 (1)	20,600	21,373

Wind Acquisition Holdings Finance S.A.,

12.25%, 7/15/17 (1)(3)	21,741	26,306
		186,931

Transportation – 1.4%

CHC Helicopter S.A.,

9.25%, 10/15/20 (1)	21,130	21,764

Kansas City Southern de Mexico S.A. de C.V.,

6.63%, 12/15/20 (1)	9,750	9,945

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,

8.63%, 11/1/17	11,280	11,674

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,

8.13%, 2/15/19 (1)	14,775	14,886
		58,269

Trucking & Leasing – 0.5%

AWAS Aviation Capital Ltd.,

7.00%, 10/15/16 (1)	20,225	20,225
Total Foreign Issuer Bonds
(Cost $713,391)		755,733

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 1.8%

Banks – 1.5%

Ally Financial, Inc. (1)	39,400	$36,661

Santander Finance Preferred S.A. Unipersonal	819,500	23,315
		59,976

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 1.8% – continued

Diversified Financial Services – 0.3%

GMAC Capital Trust I	566,450	$14,445
Total Preferred Stocks
(Cost $69,127)		74,421

INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	116,293,487	116,293
Total Investment Companies
(Cost $116,293)		116,293

Total Investments – 99.1%
(Cost $3,890,010)		4,083,926
Other Assets less Liabilities – 0.9%		38,666
NET ASSETS – 100.0%		$4,122,592

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $84,942,000 or 2.06% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
ACE Hardware Corp., 9.13%, 6/1/16	1/30/09 – 3/17/11	$18,679
Compton Petroleum Finance Corp., 10.00%, 9/15/11	1/05/07 – 3/24/10	4,765
JPR RTY SUB LLC, 14.00%, 12/1/20	3/10/11	8,000
MasTec, Inc., 7.63%, 2/1/17	1/31/07 – 11/03/10	20,325
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16	9/22/09 – 3/22/11	20,864
QHP Royalty Sub LLC, 10.25%, 3/15/15	10/27/09	6,025

(3)	Security is payment in-kind bond.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

(6)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $167,569,000 with net sales of approximately $51,276,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
A	0.6%
BBB	1.6
BB	22.6
B	45.7
CCC	25.5
CC to D	1.6
Not rated	0.5
Cash Equivalents	1.9

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider. The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$29,939	$ –	$29,939
Corporate Bonds
Aerospace/Defense	–	37,784	–	37,784
Agriculture	–	16,027	–	16,027
Airlines	–	28,028	–	28,028
Aluminum	–	23,133	–	23,133
Apparel	–	27,365	–	27,365
Auto Manufacturers	–	37,052	–	37,052
Auto Parts & Equipment	–	48,284	–	48,284
Banks	–	40,551	–	40,551
Chemicals	–	22,509	–	22,509
Commerical Services	–	118,315	–	118,315
Cosmetics/Personal Care	–	25,580	–	25,580
Distribution/Wholesale	–	23,732	21,606	45,338

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Diversified Financial Services	$–	$99,166	$ –	$99,166
Electric	–	157,914	–	157,914
Electronics	–	16,385	–	16,385
Engineering & Construction	–	–	21,761	21,761
Entertainment	–	42,673	–	42,673
Environmental Control	–	30,788	–	30,788
Food	–	142,451	–	142,451
Forest Products & Paper	–	14,667	–	14,667
Gaming	–	118,004	–	118,004
Gas Distribution	–	51,365	–	51,365
Hand/Machine Tools	–	10,769	–	10,769
Healthcare – Products	–	45,955	–	45,955
Healthcare – Services	–	136,669	–	136,669
Home Builders	–	58,818	–	58,818
Household Products/ Wares	–	17,212	–	17,212
Insurance	–	89,590	–	89,590
Iron/Steel	–	24,108	–	24,108
Lodging	–	38,794	–	38,794
Machinery – Diversified	–	15,770	–	15,770
Media	–	167,030	–	167,030
Miscellaneous Manufacturing	–	32,713	–	32,713
Oil & Gas	–	215,290	–	215,290
Oil & Gas Services	–	36,587	–	36,587
Oil Refining & Marketing	–	31,417	–	31,417
Packaging & Containers	–	103,546	–	103,546
Pharmaceuticals	–	52,316	14,140	66,456
Pipelines	–	122,169	12,065	134,234
Real Estate Investment Trusts	–	25,900	–	25,900
Retail	–	235,021	–	235,021
Semiconductors	–	23,499	–	23,499
Telecommunications	–	328,422	–	328,422
Transportation	–	104,600	–	104,600
Foreign Issuer Bonds
Aerospace/Defense	–	12,812	–	12,812
Chemicals	–	61,380	–	61,380
Computers		25,232	–	25,232
Diversified Financial Services	–	22,529	–	22,529
Electric	–	21,734	–	21,734
Food	–	23,812	–	23,812
Forest Products & Paper	–	7,440	–	7,440
Insurance	–	56,795	22,917	79,712
Iron/Steel	–	4,859	2,850	7,709
Machinery – Construction & Mining	–	13,043	–	13,043
Media	–	73,818	–	73,818
Mining	–	82,556	–	82,556
Oil & Gas	–	31,676	5,177	36,853
Oil & Gas Services	–	21,678	–	21,678
Telecommunications	–	186,931	–	186,931
Transportation	–	58,269	–	58,269
Truck & Leasing	–	20,225	–	20,225
Preferred Stocks
Banks	23,315	36,661	–	59,976
Diversified Financial Services	14,445	–	–	14,445

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2011

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Investment Companies	$116,293	$–	$–	$116,293

Total Investments	$154,053	$3,829,357	$100,516	$4,083,926

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S) *		BALANCE AS OF 3/31/11 (000S)
Asset Backed Securities	$29,913	$(628)	$45	$609	$(29,939	) (a)	$–
Corporate Bonds
Aerospace/Defense	9,825	182	(127)	(9,880)	–		–
Commercial Services	13,872	852	(614)	(14,110)	–		–
Distribution/Wholesale	15,900	–	18	5,688	–		21,606
Engineering & Construction	–	–	–	–	21,761	(b)	21,761
Forest Products & Paper	9,850	485	(165)	(10,170)	–		–
Gaming	15,128	(24)	160	5,745	(21,009	) (a)	–
Iron/Steel	21,173	(950)	857	(21,080)	–		–
Oil & Gas	11,796	(309)	(116)	(11,371)	–		–
Pharmaceuticals	9,514	–	13	4,613	–		14,140
Pipelines	7,929	(314)	(82)	4,532	–		12,065
Foreign Issuer Bonds
Insurance	26,180	(790)	200	(2,673)	–		22,917
Iron/Steel	–	–	–	2,850	–		2,850
Oil & Gas	–	(33)	1,368	3,842	–		5,177
Total	$171,080	$(1,529)	$1,557	$(41,405)	$(29,187)		$100,516

(a)	Transferred out of Level 3 due to security having evaluated prices in observable inputs from multiple pricing vendors.
(b)	Transferred into Level 3 due to security having evaluated prices based on broker quotes, accumulated by the Fund’s primary pricing source.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

The amount of change in net unrealized appreciation/depreciation on investments in Level 3 securities still held at March 31,2011 was approximately $891,000.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT	MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.0% (1)

Fannie Mae - 30.4%

0.55%, 11/1/12	$11,875	$11,836

2.00%, 4/15/13	8,000	8,005

0.50%, 10/28/13	15,575	15,482

1.25%, 12/20/13	5,635	5,574

1.25%, 12/30/13	28,115	28,008

1.63%, 2/25/14	8,350	8,381

1.70%, 2/25/14	15,800	15,861

2.63%, 11/20/14	7,600	7,839

1.50%, 11/23/15	700	673

1.60%, 11/23/15	13,010	12,569

2.38%, 4/11/16	8,400	8,373

2.25%, 3/2/17	12,100	12,279

Pool #190371,

6.50%, 7/1/36	4,699	5,284

Pool #257042,

6.50%, 1/1/38	4,997	5,607

Pool #555649,

7.50%, 10/1/32	114	132

Pool #745148,

5.00%, 1/1/36	13,613	14,327

Pool #893082,

5.76%, 9/1/36	1,255	1,325

Pool #AH1166,

4.50%, 12/1/40	5,473	5,578

Pool TBA,

6.00%, 4/1/37(2)	57,820	62,879

5.00%, 4/15/40(2)	34,920	36,530

5.50%, 4/15/40(2)	44,830	47,940

Series 2007, Class 26C,

5.50%, 3/25/33	4,875	5,152
		319,634

Federal Home Loan Bank – 0.8%
1.63%, 11/21/12	7,500	7,612

Freddie Mac – 3.3%

1.50%, 2/11/14	16,700	16,675

3.00%, 7/28/14	8,500	8,883

Pool #1J0365,

5.68%, 4/1/37	727	772

Pool #1J2840,

5.87%, 9/1/37	1,934	2,055

Pool #1Q0323,

5.38%, 5/1/37	5,045	5,338

Pool #410092,

2.54%, 11/1/24	12	12

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.0% (1) – continued

Freddie Mac – 3.3% – continued

Series 2944, Class WD,

5.50%, 11/15/28	$1,120	$1,128
		34,863

Government National Mortgage Association – 1.5%

Series 2006, Class 67A,

3.95%, 11/16/30	3,366	3,480

Series 2007, Class 04A,

4.21%, 6/16/29	1,744	1,797

Series 2007, Class 15A,

4.51%, 10/16/28	4,232	4,357

Series 2008, Class 08A,

3.61%, 11/16/27	1,830	1,863

Series 2008, Class 14AC,

4.46%, 12/16/30	4,292	4,535
		16,032

Government National Mortgage Association I – 0.8%

Pool #737270,

5.00%, 5/15/40	7,999	8,498

Government National Mortgage Association II – 1.2%

Pool #82581,

4.00%, 7/20/40	12,169	12,744
Total U.S. Government Agencies
(Cost $398,437)		399,383

U.S. GOVERNMENT OBLIGATIONS – 52.3%

U.S. Treasury Notes – 52.3%

0.75%, 3/31/13	133,445	133,341

0.50%, 11/15/13	18,000	17,729

2.00%, 11/30/13	27,646	28,287

1.50%, 12/31/13	36,796	37,144

1.75%, 1/31/14	31,646	32,143

1.25%, 3/15/14	111,770	111,735

2.63%, 7/31/14	44,982	46,725

2.13%, 11/30/14	80,000	81,456

2.25%, 3/31/16	62,005	62,078
Total U.S. Government Obligations
(Cost $552,027)		550,638

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT continued	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 24.1%

Northern Institutional Funds – Government Portfolio (3) (4)	253,889,360	$253,889
Total Investment Companies
(Cost $253,889)		253,889

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill,

0.18%, 6/16/11	$1,000	$1,000
Total Short-Term Investments
(Cost $1,000)		1,000

Total Investments – 114.5%
(Cost $1,205,353)		1,204,910

Liabilities less Other Assets – (14.5)%		(152,145)
NET ASSETS – 100.0%		$1,052,765

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2010, the value of the Fund’s investments in the Government Portfolio of the Northern Institutional Funds was approximately $78,759,000 with net purchases of approximately $175,130,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%

Total	100.0%

*	Standard and Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below

Level 1 — Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies	$–	$399,383	(1)	$–	$399,383
U.S. Government Obligations	–	550,638	(1)	–	550,638
Investment Companies	253,889	–		–	253,889
Short-Term Investments	–	1,000		–	1,000
Total Investments	$253,889	$951,021		$–	$1,204,910

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX- ADVANTAGED ULTRA -SHORT FIXED INCOME FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.6%

Auto Manufacturers – 0.9%

Daimler Finance North America LLC,
0.92%, 3/28/14(1)	$6,000	$6,002

Auto Parts & Equipment – 0.7%

Johnson Controls, Inc.,

4.88%, 9/15/13	2,670	2,874

0.72%, 2/4/14	2,000	2,004
		4,878

Banks – 3.9%

American Express Bank FSB,

5.55%, 10/17/12	2,100	2,225

Bank of America Corp.,

1.72%, 1/30/14	6,100	6,200

Citigroup, Inc.,

2.31%, 8/13/13	5,500	5,662

Goldman Sachs Group (The), Inc.,

5.25%, 10/15/13	1,000	1,074

JPMorgan Chase & Co.,

1.65%, 9/30/13	3,500	3,494

1.10%, 1/24/14	4,200	4,223

State Street Corp.,

0.66%, 3/7/14	4,150	4,132
		27,010

Beverages – 0.6%

Anheuser-Busch Cos., Inc.,

4.70%, 4/15/12	1,000	1,040

Anheuser-Busch InBev Worldwide, Inc.,

3.00%, 10/15/12	1,349	1,388

2.50%, 3/26/13	2,000	2,040
		4,468

Chemicals – 1.8%

Air Products & Chemicals, Inc.,

4.15%, 2/1/13	3,295	3,432

Airgas, Inc.,

2.85%, 10/1/13	6,000	6,086

Praxair, Inc.,

2.13%, 6/14/13	3,000	3,073
		12,591

Computers – 1.9%

Dell, Inc.,

0.91%, 4/1/14	3,400	3,405

Hewlett-Packard Co.,

1.25%, 9/13/13	5,000	4,986

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.6% – continued

Computers – 1.9% – continued

International Business Machines Corp.,

1.00%, 8/5/13	$5,000	$4,970
		13,361

Cosmetics/Personal Care – 0.5%

Avon Products, Inc.,

4.80%, 3/1/13	3,020	3,200

Diversified Financial Services – 3.0%

American Express Credit Corp.,

5.88%, 5/2/13	2,000	2,159

Caterpillar Financial Services Corp.,

0.60%, 4/1/14(2)	3,000	3,006

ERAC USA Finance LLC,

5.80%, 10/15/12(1)	2,509	2,667

2.75%, 7/1/13(1)	2,000	2,025

General Electric Capital Corp.,

5.45%, 1/15/13	1,000	1,069

John Deere Capital Corp.,

0.53%, 3/3/14	5,800	5,768

TD Ameritrade Holding Corp.,

2.95%, 12/1/12	4,000	4,083
		20,777

Electric – 0.7%

Commonwealth Edison Co.,

1.63%, 1/15/14	2,000	1,987

NextEra Energy Capital Holdings, Inc.,

2.55%, 11/15/13	3,000	3,053
		5,040

Electronics – 0.4%

Agilent Technologies, Inc.,

2.50%, 7/15/13	1,000	1,009

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12	2,000	2,032
		3,041

Food – 1.0%

H. J. Heinz Co.,

5.35%, 7/15/13	4,090	4,443

Safeway, Inc.,

5.80%, 8/15/12	2,623	2,790
		7,233

Healthcare – Services – 1.1%

Quest Diagnostics, Inc.,

1.16%, 3/24/14	1,000	1,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX- ADVANTAGED ULTRA -SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.6% – continued

Healthcare – Services – 1.1% – continued

UnitedHealth Group, Inc.,

5.50%, 11/15/12	$4,922	$5,269

WellPoint, Inc.,

6.80%, 8/1/12	1,000	1,070
		7,342

Insurance – 0.8%

MetLife, Inc.,

1.56%, 8/6/13	3,500	3,537

Prudential Financial, Inc.,

2.75%, 1/14/13	700	714

5.15%, 1/15/13	1,000	1,057
		5,308

Media – 0.4%

Time Warner Cable, Inc.,

5.40%, 7/2/12	3,000	3,155

Office/Business Equipment – 1.1%

Pitney Bowes, Inc.,

3.88%, 6/15/13	2,500	2,595

Xerox Corp.,

5.50%, 5/15/12	5,000	5,230
		7,825

Oil & Gas – 0.7%

Murphy Oil Corp.,

6.38%, 5/1/12	4,640	4,879

Pharmaceuticals – 0.3%

Teva Pharmaceutical Finance III LLC,

1.50%, 6/15/12	1,850	1,863

Pipelines – 0.6%

Plains All American Pipeline L.P.,

4.25%, 9/1/12	4,030	4,183

Retail – 0.7%

Darden Restaurants, Inc.,

5.63%, 10/15/12	4,900	5,194

Semiconductors – 0.3%

Broadcom Corp.,

1.50%, 11/1/13(1)	2,000	1,982

Telecommunications – 1.0%

Verizon Communications, Inc.,

0.92%, 3/28/14	6,800	6,836

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.6% – continued

Toys, Games & Hobbies – 0.8%

Mattel, Inc.,

5.63%, 3/15/13	$5,000	$5,347

Transportation – 1.0%

Ryder System, Inc.,

6.00%, 3/1/13	1,750	1,885

Union Pacific Corp.,

5.45%, 1/31/13	5,000	5,376
		7,261

Trucking & Leasing – 0.4%

GATX Corp.,

4.75%, 10/1/12	2,660	2,781
Total Corporate Bonds
(Cost $171,052)		171,557

COVERED BONDS – 0.5%

Banks – 0.5%

Cie de Financement Foncier,

1.05%, 7/23/12(1)	2,000	1,997

2.13%, 4/22/13(1)	1,500	1,513
		3,510
Total Covered Bonds
(Cost $3,498)		3,510

FOREIGN ISSUER BONDS – 9.9%

Auto Manufacturers – 0.9%

Volkswagen International Finance N.V.,

0.92%, 4/1/14(1)	6,000	6,002

Banks – 6.7%

Bank of Montreal,

2.13%, 6/28/13	2,200	2,239

Bank of Nova Scotia,

2.25%, 1/22/13	2,300	2,348

Bank of Scotland PLC,

5.00%, 11/21/11 (1)(3)	3,480	3,559

Barclays Bank PLC,

1.34%, 1/13/14	1,500	1,517

Commonwealth Bank of Australia,

1.04%, 3/17/14 (1)(3)	7,000	6,990

Credit Suisse, New York,

1.26%, 1/14/14	6,500	6,580

Svenska Handelsbanken,

0.76%, 3/18/13	10,000	9,990

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.9% – continued

Banks – 6.7% – continued

UBS A.G.,

1.30%, 1/28/14	$5,000	$5,046

Westpac Banking Corp.,

2.10%, 8/2/13	3,000	3,028

1.04%, 3/31/14 (1)	5,000	4,993
		46,290

Mining – 0.6%

Rio Tinto Finance USA Ltd.,

5.88%, 7/15/13	4,000	4,385

Oil & Gas – 0.3%

BP Capital Markets PLC,

0.91%, 3/11/14	2,300	2,310

Pharmaceuticals – 1.1%

Sanofi-Aventis S.A.,

0.51%, 3/28/13	3,200	3,199

0.62%, 3/28/14	4,400	4,412
		7,611

Telecommunications – 0.3%

Telefonica Emisiones S.A.U.,

5.86%, 2/4/13	1,880	2,004
Total Foreign Issuer Bonds
(Cost $68,378)		68,602

MUNICIPAL BONDS – 55.8%

Alabama – 0.5%

Alabama Special Care Facilities Financing Authority Birmingham Revenue Bonds, Series A-1,

5.00%, 6/1/12	1,350	1,413

Alabama State Public School & College Authority Improvement Revenue Refunding Bonds, Series A,

5.00%, 5/1/13	1,000	1,084

Alabama Water Pollution Control Authority Revenue Refunding Bonds, Series B, Revolving Fund Loan,

2.00%, 8/15/13	1,010	1,019
		3,516

Alaska – 0.1%

Anchorage Water Revenue Refunding Bonds,

5.00%, 5/1/12	400	419

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Arizona – 1.0%

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series A, Water Quality,

4.00%, 10/1/11	$500	$509

Coconino County Pollution Control Corp. Variable Revenue Bonds, Series A, Arizon Public Service Navajo,

3.63%, Mandatory Put 7/13/13	2,000	2,009

Phoenix G.O. Limited Refunding Bonds, Series C,

2.00%, 7/1/11	1,000	1,004

2.00%, 7/1/12	1,000	1,018

Pinal County Revenue Obligations Refunding Bonds,

2.50%, 8/1/12	1,190	1,209

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series C,

5.00%, 1/1/12	1,000	1,035
		6,784

California – 6.4%

Burbank Redevelopment Agency Tax Allocation Golden RMKT (FGIC Insured) Prerefunded,

5.63%, 12/1/13	1,000	1,118

California Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series E, Pacific Gas & Electric,

2.25%, Mandatory Put 4/2/12	1,200	1,207

California State Department of Water Resources Power Supply Revenue Bonds, Series L,

5.00%, 5/1/12	2,700	2,833

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A,

2.50%, 7/1/11	2,000	2,009

California State Revenue Anticipation Notes, Series A-2,

3.00%, 6/28/11	6,000	6,034

California Statewide Communities Development Authority Solid Waste Facilities Revenue Bonds, Series A, Disposal Republic Services,

4.95%, 12/1/12	2,000	2,105

Contra Costa Water District Revenue Bonds, Series A,

1.00%, 10/1/12	3,000	3,016

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

California – 6.4% – continued

Golden State Tobacco Securitization Corp. Settlement Revenue Bonds, Series 2003 A-1 (Escrowed To Maturity),

5.00%, 6/1/12	$1,330	$1,399

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded,

5.00%, 7/1/13	5,000	5,493

Los Angeles Unified School District G.O. Unlimited Bonds, Series H, Election 2004 (AGM Insured),

4.50%, 7/1/12	3,500	3,652

Riverside County Redevelopment Agency Tax Allocation, Jupura Valley Project Area (AMBAC Insured), Prerefunded,

5.13%, 10/1/11	6,235	6,506

San Joaquin County Transportation Authority Sales TRB, Measure K Senior Notes,

5.00%, 4/1/11	2,800	2,800

Southern California Public Power Authority Transmission Project Revenue Bonds, Series A, Sub-Southern Transmission Project,

4.00%, 7/1/13	1,000	1,061

Tobacco Securitization Authority Settlement Revenue Bonds, Series A, Asset Backed Bonds, Prerefunded,

5.63%, 6/1/12	5,000	5,300
		44,533

Colorado – 0.8%

Colorado Health Facilities Authority Revenue Bonds, Series B, Sisters Leavenworth,

2.00%, 1/1/12	1,000	1,009

Colorado Springs Utilities System Revenue Bonds, Series A-1,

3.00%, 11/15/12	1,200	1,246

Denver City & County G.O.Unlimited Bonds, Series D, Better Denver,

5.00%, 8/1/13	1,000	1,098

Longmont Sales & Use Tax Revenue Refunding Bonds, Series A, Open Space,

2.00%, 11/15/13	1,070	1,084

Regional Transportation District Sales Tax Revenue Refunding Bonds,

5.00%, 11/1/12	800	854
		5,291

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Connecticut – 3.1%

Connecticut State Development Authority PCR Bonds, Series A, Connecticut Light & Power Project,

1.25%, Mandatory Put 4/2/12	$8,500	$8,500

Connecticut State G.O. Unlimited Bonds, Series D, Economic Recovery,

5.00%, 1/1/13	1,800	1,934

Connecticut State G.O. Unlimited Refunding Bonds, Series E,

5.50%, 11/15/12	950	1,025

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-3, Yale University,

4.00%, Mandatory Put 2/7/13	9,850	10,427
		21,886

Delaware – 0.2%

Delaware State Economic Development Authority Variable Revenue Refunding Bonds, Series C, Exmit Facility,
1.80%, Mandatory Put 6/1/12	1,200	1,204

District of Columbia – 0.3%

District of Columbia Income Tax Revenue Bonds, Secured Series D,

5.00%, 12/1/12	1,230	1,318

District of Columbia Income Tax Revenue Refunding Bonds, Secured Series C,

5.00%, 12/1/11	1,000	1,030
		2,348

Florida – 3.0%

Citizens Property Insurance Corp. Revenue Bonds, Series A-1, High Risk Senior Secured,

5.00%, 6/1/13	1,200	1,257

Citizens Property Insurance Corp. Revenue Refunding Bonds, Senior Secured Series A, High Risk Account (NATL-RE Insured),

5.00%, 3/1/12	1,000	1,031

Escambia County PCR Refunding Bonds, Gulf Power Co. Project,

1.75%, Mandatory Put 6/5/12	1,440	1,446

Escambia County Solid Waste Disposal System Revenue Bonds, First Series, Gulf Power Co. Project,

2.00%, Mandatory Put 4/3/12	1,000	1,007

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A,

5.00%, 7/1/12	1,250	1,308

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Florida – 3.0% – continued

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A (NATL-RE-IBC Insured),

5.00%, 7/1/11	$1,000	$1,011

Florida State Board of Education Lottery Revenue Bonds, Series A,

5.00%, 7/1/12	1,470	1,546

Florida State Division Bond Finance Department General Services Revenue Refunding Bonds, Series 2000-A, Environment Protection-Preservation (AGM Insured),

6.00%, 7/1/11	685	694

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation,

3.00%, 7/1/11	3,440	3,461

Florida Water Pollution Control Financing Corp. Revenue Bonds, Series A,

5.00%, 7/15/13	1,000	1,090

Jacksonville Sales Tax Revenue Refunding Bonds (NATL-RE Insured), Local Government,

5.50%, 10/1/12	1,000	1,068

Jacksonville Special Revenue Bonds, Series C-1,

4.00%, 10/1/12	750	784

Miami-Dade County Transit Sales Surtax Revenue Bonds, Series A,

3.00%, 7/1/13	1,000	1,032

Miami-Dade County Water & Sewer Revenue Refunding Bonds, (NATL-RE Insured),

5.00%, 10/1/11	2,000	2,043

Miami-Dade County Water & Sewer System Revenue Bonds,

2.00%, 10/1/12	935	946

Tampa Revenue Bonds, Baycare Health System,

5.00%, 11/15/11	1,010	1,038
		20,762

Georgia – 2.5%

Atlanta Tax Allocation Bonds, Atlantic Station Project, Prerefunded,

7.90%, 12/1/11	1,000	1,060

Bartow County G.O. Unlimited Bonds, Sales Tax (NATL-RE Insured),

5.00%, 8/1/12	2,000	2,120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Georgia – 2.5% – continued

Bibb County School District G.O. Unlimited Bonds, (State Aid Withholding),

3.00%, 4/1/12	$1,620	$1,661

Georgia Municipal Gas Authority Revenue Refunding Bonds, Gas Portfolio III Project-I (G.O. of Authority Insured),

2.00%, 5/17/11	2,000	2,004

Georgia Municipal Gas Authority Revenue Refunding Bonds, Series J, Gas Portfoliolll (G.O. of Authority Insured),

2.00%, 11/16/11	3,000	3,029

Georgia State Road & Thruway Authority Revenue Refunding Bonds, Series A (State Guaranteed),

4.00%, 3/1/13	1,700	1,808

Glynn County School Sales Tax G.O. Unlimited Bonds, (State Aid Withholding),

4.00%, 9/1/12	3,400	3,562

Gwinnett County School District G.O. Unlimited Bonds,

5.00%, 2/1/13	2,300	2,484
		17,728

Hawaii – 0.6%

Hawaii County Improvement G.O. Unlimited Bonds, Series A (NATL-RE-FGIC Insured),

5.60%, 5/1/13	1,000	1,096

Hawaii State G.O. Unlimited Bonds, Series CZ (AGM Insured), Prerefunded,

5.25%, 7/1/12	1,580	1,674

Hawaii State Highway Revenue Bonds, Series B (AGM Insured),

5.00%, 7/1/12	500	527

Honolulu Hawaii City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded,

5.25%, 3/1/13	810	881
		4,178

Idaho – 0.1%

Idaho Housing & Finance Association Revenue Bonds, Series A, Grant Anticipation Federal Highway Trust (Assured Guaranty Insured),
5.00%, 7/15/11	600	608

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Illinois – 0.5%

Cook County Community High School District No. 228 Bremen Community G.O. Limited Bonds, (Assured Guaranty Insured),

3.00%, 12/15/11	$1,000	$1,018

Illinois Finance Authority Northwestern University Adjustable Revenue Bonds, Subordinate Series B,

1.75%, Mandatory Put 3/3/14	1,500	1,501

Skokie Park District G.O. Unlimited Refunding Bonds, Series A,

2.50%, 12/1/11	1,100	1,110
		3,629

Indiana – 0.4%

Indiana State Finance Authority Revenue Bonds, Series A, Wabash Valley Correctional Facilities,

5.00%, 7/1/11	1,600	1,618

Indianapolis Thermal Energy System Revenue Refunding Bonds,,

3.00%, 10/1/12	1,000	1,023
		2,641

Iowa – 0.5%

Iowa City Sewer Revenue Refunding Bonds, Series A, Capital Loan Notes,

3.00%, 7/1/11	1,480	1,489

State University of Iowa Revenue Bonds, Academic Building Flood Anticipation Notes,

3.00%, 1/1/13	2,000	2,011
		3,500

Kansas – 0.4%

Wichita G.O. Unlimited Temporary Notes, Series 240,

0.45%, 9/15/11	3,000	3,000

Kentucky – 0.7%

Kentucky Rural Water Finance Corp. Public Project Construction Notes, Series C-1,

1.50%, 12/1/11	3,000	3,021

Louisville/Jefferson County Metropolitan Government PCR Bonds, Gas & Electric Project,

1.90%, Mandatory Put 4/2/12	1,800	1,808
		4,829

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Louisiana – 0.9%

Louisiana State Gas & Fuels TRB, Series B, Second Lien,

5.00%, 5/1/13	$1,275	$1,385

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Bonds, Series B-1A, Loop LLC Project,

1.60%, Mandatory Put 10/1/12	2,000	1,998

Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Bonds, Series B-1, Loop LLC Project,

1.88%, Mandatory Put 10/1/13	3,000	2,980
		6,363

Maine – 0.2%

Maine State Housing Authority Mortgage Purchase Revenue Bonds, Series F,
3.70%, 11/15/12	1,035	1,074

Maryland – 0.6%

Harford County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement,

5.00%, 7/1/12	3,000	3,170

Washington Suburban Sanitation District G.O. Unlimited Bonds, Series A, Consolidated Public Improvement,

4.00%, 6/1/12	1,000	1,042
		4,212

Massachusetts – 1.1%

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series B, Caritas Christi Obligation, Prerefunded,

6.75%, 7/1/12	2,000	2,169

Massachusetts State Department of Transportation Metropolitan Highway System Revenue Bonds, Senior Series B,

5.00%, 1/1/13	3,000	3,181

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series K-2 Amherst College,

2.75%, Mandatory Put 1/5/12	1,000	1,018

Massachusetts State Special Obligation Loan Revenue Refunding Anticipation Note, Senior Federal Highway Grant,

4.00%, 6/15/12	1,000	1,041
		7,409

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Michigan – 0.6%

Michigan Municipal Bond Authority Revenue Bonds, Series C, Local Government Loan Program (Q-SBLF Insured),

5.00%, 5/1/12	$1,165	$1,208

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series F-1, Ascension Health,

1.50%, Mandatory Put 6/1/12	2,970	2,997
		4,205

Minnesota – 2.9%

Bemidji G.O. Unlimited Bonds, Temporary Sales Tax,

4.50%, 2/1/12	700	700

Bloomington Port Authority Recovery Zone Facilities Revenue Bonds, Radisson Blu Moa LLC,

0.75%, Mandatory Put 5/2/11	6,000	6,000

Bloomington Port Authority Special Tax Allocation Refunding Bonds, Mall of America Project,

2.00%, 2/1/12	445	449

Hennepin County G.O. Unlimited Senior Sales Tax Bonds, Series E,

4.00%, 12/15/13	1,500	1,626

Minneapolis G.O. Unlimited Refunding Bonds,

3.00%, 12/1/11	2,000	2,036

Minnesota State G.O. Unlimited Bonds, Series E, State Trunk Highway,

3.00%, 8/1/12	3,450	3,567

Minnesota State G.O. Unlimited Refunding Bonds, Series E, State Trunk Highway,

5.00%, 8/1/12	700	743

Minnesota State G.O. Unlimited Refunding Bonds, Series I, Trunk Highway,

5.00%, 11/1/12	1,385	1,484

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 7-A, University St. Thomas,

2.00%, 10/1/11	400	402

2.00%, 10/1/12	400	404

Minnesota State Public Facilities Authority Revolving Fund Revenue Bonds, Series A,

5.00%, 3/1/12	2,745	2,862
		20,273

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Mississippi – 0.5%

Mississippi Development Bank Special Obligation Revenue Bonds, Series A, Desoto County Highway,

3.00%, 1/1/12	$1,000	$1,019

Mississippi State G.O. Unlimited bonds, Capital Improvement (FGIC Insured),

5.25%, 11/1/12	2,000	2,143
		3,162

Nevada – 1.0%

Clark County School District G.O. Limited Bonds, Series A (NATL-RE Insured),

7.00%, 6/1/11	550	556

Clark County School District G.O. Limited Tax Refunding Bonds, Series A,

5.00%, 6/15/13	6,000	6,450

Washoe County Highway TRB, Motor Vehicle Fuel,

3.00%, 2/1/12	293	299
		7,305

New Hampshire – 0.3%

Manchester Public Improvement G.O. Unlimited Bonds, Series A,
2.00%, 6/1/12	2,250	2,285

New Jersey – 2.7%

New Jersey EDA Exempt Facilities Variable Revenue Refunding Bonds (AMT), PSE&G Project,

1.20%, Mandatory 12/1/11	2,000	2,001

New Jersey Health Care Facilities Financing Authority Revenue Bonds, South Jersey Hospital, Prerefunded,

5.88%, 7/1/12	2,750	2,932

New Jersey State G.O. Unlimited Refunding Bonds, Series H,

5.25%, 7/1/12	1,000	1,056

New Jersey State G.O. Unlimited Refunding Bonds, Series S,

5.00%, 2/15/13	4,550	4,872

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series B (NATL-RE FGIC Insured),

5.25%, 12/15/12	1,755	1,853

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C, Escrowed To Maturity,

5.00%, 6/15/12	2,000	2,109

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

New Jersey – 2.7% – continued

New Jersey State Turnpike Authority Revenue Bonds, Series C, (NATL-RE Insured), Escrowed To Maturity,

6.50%, 1/1/13	$1,000	$1,102

Ocean County G.O. Unlimited Refunding Bonds,

3.00%, 8/1/13	1,000	1,048

Salem County Pollution Control Financing Authority Variable Revenue Refunding Bonds, Series A, Electric Gas Project,

0.95%, Mandatory Put 11/1/11	1,700	1,700
		18,673

New Mexico – 0.1%

Albuquerque Municipal School District No. 12, G.O. Unlimited Bonds, Series A, School Building (State Aid Withholding),

2.00%, 8/1/12	1,000	1,020

New York – 5.7%

Metropolitan Transportation Authority Revenue Bonds, Series B, Mandatory Tender,

5.00%, Mandatory Put 11/15/11	2,000	2,050

Nassau County G.O. Unlimited Refunding Bonds, Series E,

4.00%, 6/1/12	1,250	1,288

Nassau County G.O. Unlimited Revenue Anticipation Notes, Series B,

1.25%, 4/15/11	3,000	3,000

New York G.O. Unlimited Bonds, Subseries H-2,

4.00%, 6/1/12	2,010	2,090

New York City Transitional Finance Authority Revenue Bonds, Series C,

5.50%, 2/15/12	1,220	1,273

New York City Transitional Finance Authority Revenue Bonds, Series D, Future Tax Secured-Fiscal 2011,

5.00%, 2/1/13	3,000	3,231

New York City Transitional Finance Authority Revenue Bonds, Subseries C-1, Future Tax Secured,

3.00%, 8/1/11	1,000	1,009

New York City Transitional Finance Authority TRB, Series D,

4.65%, 2/1/12	1,000	1,028

New York G.O. Unlimited Bonds, Series A-1, Fiscal 2008,

5.00%, 8/1/12	1,000	1,058

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

New York – 5.7% – continued

New York G.O. Unlimited Bonds, Series B,

4.00%, 8/1/12	$1,000	$1,045

New York G.O. Unlimited Bonds, Series E,

3.00%, 8/1/12	950	980

New York State Dormitory Authority Revenue Bonds, Series B, State University Education Facilities-Third G,

5.25%, Mandatory Put 5/15/12	5,200	5,444

New York State Dormitory Authority Revenue Bonds, Series B, State University Educational Facilities FSA Credit, (AGM-CR Insured),

5.25%, 5/15/11	2,000	2,012

New York State G.O. Unlimited Bonds, Series A,

5.00%, 2/15/13	2,150	2,323

New York State G.O. Unlimited Refunding Bonds, Series C,

3.00%, 2/1/12	1,000	1,023

New York State Thruway Authority General Revenue Bond Anticipation Notes,

3.00%, 7/15/11	1,000	1,008

4.00%, 7/15/11	500	505

New York State Urban Development Corp. Revenue Refunding Bonds, Series B,

5.00%, 1/1/12	1,000	1,033

5.00%, 1/1/13	2,000	2,131

Onondaga County G.O. Unlimited Bonds, Series A,

4.00%, 6/15/12	825	859

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bond, Series B,

5.00%, 6/1/12	1,100	1,154

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A-1, (G.O. of Authority Insured),

4.00%, Mandatory Put 11/15/12	3,150	3,313

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B, (G.O. of Authority Insured),

5.00%, 11/15/11	900	926
		39,783

North Carolina – 1.3%

North Carolina Medical Care Commission Baptist Hospital Revenue Refunding Bonds,

2.00%, 6/1/11	1,000	1,003

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

North Carolina – 1.3% – continued

North Carolina Medical Care Commission Health Care Facilities Revenue Adjustable Bonds, Series A, Duke University Health System,

0.53%, Mandatory Put 12/1/11	$3,650	$3,650

North Carolina State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 4/1/12	1,500	1,569

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series B,

3.00%, 11/1/12	3,075	3,171
		9,393

Ohio – 2.5%

Columbus City School District G.O. Unlimited Bonds, School Facilities Construction & Improvement (FGIC Insured), Prerefunded,

5.00%, 6/1/13	3,000	3,267

Columbus G.O. Unlimited Refunding Bonds, Series B,

5.00%, 5/15/12	390	410

Columbus G.O. Unlimited Various Purpose Bonds, Series A,

5.00%, 9/1/12	1,000	1,063

Miami University General Receipts Revenue Bonds, Series B,

5.00%, 9/1/13	1,000	1,078

Ohio State Air Quality Development Authority PCR Variable Revenue Refunding Bonds, First Energy Projects,

2.25%, Mandatory Put 6/3/13	5,000	4,931

Ohio State G.O. Unlimited Bonds, Series F, Infrastructure Improvement, Prerefunded,

5.00%, 2/1/13	2,000	2,156

Ohio State G.O. Unlimited Bonds, Series 1, Highway Capital Improvement,

5.00%, 5/1/12	500	525

Ohio State Water Development Authority PCR Refunding Bonds, Water Quality Project,

3.00%, 12/1/11	1,000	1,018

Ohio State Water Development Authority Revenue Bonds, Series A-1, Fresh Water Project,

4.00%, 12/1/12	1,670	1,759

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Ohio – 2.5% – continued

Ohio State Water Development Authority Variable PCR Refunding Bonds, Series B, First Energy Nuclear Project,

2.75%, Mandatory Put 12/1/11	$1,000	$1,001
		17,208

Oklahoma – 0.4%

Oklahoma County Independent School Building District No.012 G.O. Unlimited Bonds,

1.00%, 7/1/12	3,030	3,046

Oregon – 0.8%

Oregon State G.O. Limited Tax Anticipation Notes, Series A,

2.00%, 6/30/11	4,000	4,017

Portland G.O. Limited Tax Improvement Bonds, Series A,

2.00%, 6/1/12	1,345	1,369
		5,386

Pennsylvania – 1.7%

Mount Lebanon School District G.O. Unlimited Bonds,

3.00%, 11/15/12	1,780	1,849

Pennsylvania Economic Development Financing Authority Variable Revenue Refunding Bonds, Series A, Republic Services, Inc.,

1.70%, Mandatory 7/1/11	2,500	2,500

Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue Refunding Bonds, Philadelphia Funding Program,

4.00%, 6/15/11	1,200	1,209

5.00%, 6/15/12	1,000	1,053

Pennsylvania State G.O. Unlimited Bonds, Second Series,

5.50%, 1/1/13	1,340	1,451

Pennsylvania State G.O. Unlimited Bonds, Second Series A,

5.00%, 5/1/13	1,500	1,630

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, First Series A, Temple University,

4.00%, 4/1/12	500	516

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Pennsylvania – 1.7% – continued

State Public School Building Authority Revenue Bonds, Lease Philadelphia School District Project (AGM State Aid Withholding), Prerefunded,

5.25%, 6/1/13	$1,305	$1,430
		11,638

Rhode Island – 0.2%

Rhode Island Depositors Economic Protection Corp. Special Obligation Revenue Refunding Bonds, Series B, (NATL-RE Insured), Escrowed To Maturity,
5.80%, 8/1/12	1,000	1,069

South Carolina – 0.9%

Beaufort County School District G.O. Unlimited Bonds, Series A (SCSDE Insured),

2.50%, 3/1/12	1,000	1,019

Renewable Water Resources Sewer System Revenue Refunding Bonds, Series A,

4.00%, 1/1/12	1,000	1,026

South Carolina State Public Service Authority Revenue Refunding Bonds, Series B, Santee Cooper,

5.00%, 1/1/13	1,000	1,074

Sumter County G.O. Unlimited Bonds,

3.00%, 3/1/12	2,000	2,045

York County School District No. 003 Rock Hill G.O. Limited Bonds, Series A,

4.00%, 3/1/13	1,000	1,061
		6,225

South Dakota – 0.4%

Huron School District No. 02-2 G.O. Unlimited Refunding Bonds (AGM Insured),

2.00%, 12/15/12	440	447

2.00%, 6/15/13	435	442

Sioux Falls Sales Tax Revenue Refunding Bonds, Series A,

3.00%, 11/15/12	2,000	2,074
		2,963

Tennessee – 0.3%

Knox County G.O. Unlimited Bonds, Series C,
2.50%, 4/1/12	1,885	1,923

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Texas – 3.4%

Austin G.O. Limited Public Improvement Bonds, Series A,

2.00%, 9/1/13	$2,000	$2,049

Conroe Independent School District G.O. Unlimited Refunding Bonds, Series B, (PSF-Gtd Insured),

1.50%, 2/15/12	350	354

Dallas G.O. Limited Bonds, Equipment Acquisition,

4.00%, 8/15/12	1,000	1,048

Harris County G.O. Unlimited Refunding Bonds, Toll Road Sub Lien (NATL-RE FGIC Insured),

6.00%, 8/1/12	2,000	2,142

Houston G.O. Limited Public Improvement Refunding Bonds, Series A,

3.00%, 3/1/12	360	368

Lower Colorado River Authority Revenue Refunding Bonds,

5.00%, 5/15/12	1,000	1,048

Mission Economic Development Corp. Solid Waste Disposal Variable Revenue Bonds, Series A, Republic Services Inc,

1.55%, Mandatory Put 7/1/11	1,500	1,500

San Antonio Electric & Gas System Revenue Bonds, Junior lien,

1.15%, Mandatory 12/3/12	700	703

San Antonio G.O. Limited Tax Notes, Series A,

2.50%, 8/1/12	2,000	2,058

Tarrant Regional Water District Revenue Refunding & Improvement Bonds (AGM Insured),

5.00%, 3/1/12	1,500	1,563

Temple G.O. Limited Refunding Bonds,

2.00%, 8/1/12	1,000	1,016

Texas A&M University Revenue Bonds, Series D, Financing System,

4.00%, 5/15/11	1,000	1,005

Texas City Independent School District G.O. Unlimited Refunding Bonds, Series B (PFS-Guaranteed Insured),

4.00%, 8/15/12	1,000	1,049

Texas State PFA G.O. Unlimited Refunding Bonds,

5.00%, 10/1/12	1,000	1,068

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Texas – 3.4% – continued

Tyler Health Facilities Development Corp. Revenue Bonds, Mother Frances Hospital Regional Health, Prerefunded,

6.00%, 7/1/12	$5,225	$5,579

University Of North Texas Financing System Revenue Bonds, Series A,

5.00%, 4/15/13	1,250	1,354
		23,904

Utah – 0.3%

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Subseries B,

4.00%, 7/1/12	1,000	1,041

Utah State G.O. Unlimited Bonds, Series C,

3.00%, 7/1/12	1,000	1,032
		2,073

Virginia – 1.4%

Norfolk G.O. Unlimited Capital Improvement Refunding Bonds, Series A,

5.00%, 3/1/12	1,665	1,736

Prince William County G.O. Unlimited Public Improvement Refunding Bonds, Series A,

4.00%, 8/1/12	1,480	1,551

Richmond G.O. Unlimited Public Improvement Refunding Bonds, Series C, (State Aid Withholding),

2.00%, 7/15/12	1,200	1,225

Virginia College Building Authority Education Facilities Revenue Refunding Bonds, Series A, Richmond University Project,

3.00%, 3/1/13	1,545	1,612

Virginia Commonwealth Transportation Board Revenue Bonds Federal Highway Reimbursement Notes,

5.00%, 9/27/12	1,330	1,418

Virginia State Housing Development Authority Revenue Bonds, Series B, (G.O. of Authority Insured),

0.85%, 3/1/12	1,000	999

0.95%, 9/1/12	1,500	1,498
		10,039

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Washington – 1.5%

Chelan County School District No. 246 Wenatchee G.O. Unlimited Bonds (AGM School Board Guaranty Insured), Prerefunded,

5.50%, 6/1/12	$3,000	$3,176

King County G.O. Limited Tax Refunding Bonds, Series D,

4.00%, 12/1/11	1,535	1,573

Snohomish County School District No. 006 Mukilteo G.O. Unlimited Refunding Bonds, (NATL-RE FGIC Insured),

5.70%, 12/1/12	4,140	4,462

University of Washington General Revenue Refunding Bonds, Series A,

4.00%, 10/1/13	1,000	1,075
		10,286

West Virginia – 0.3%

West Virginia State Housing Development Fund Revenue Bonds, Series A, (AMT), Housing Finance (G.O. of Corp Insured),
1.60%, 11/1/12	1,825	1,819

Wisconsin – 2.7%

Badger Tobacco Asset Securitization Corp. Asset Backed Revenue Bonds,

6.38%, 6/1/12	3,705	3,956

Madison G.O. Unlimited Capital Improvement Refunding Promissory Notes, Series A,

3.00%, 10/1/11	1,500	1,520

3.00%, 10/1/12	1,000	1,037

Madison G.O. Unlimited Promissory Notes, Series E,

4.00%, 10/1/12	1,300	1,369

4.00%, 10/1/13	1,350	1,457

Milwaukee G.O. Unlimited Promissory Notes, Series N1,

4.00%, 2/1/13	1,000	1,060

Platteville Water & Sewer System Revenue Bond Anticipation Notes,

2.00%, 6/1/12	1,600	1,603

Wisconsin School Districts Cash Flow Administration Program TRANS, Series A,

1.25%, 10/17/11	2,050	2,060

Wisconsin State COP, Series B, Master Lease,

4.00%, 9/1/12	2,020	2,111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX- ADVANTAGED ULTRA -SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 55.8% – continued

Wisconsin – 2.7% – continued

Wisconsin State G.O. Unlimited Bonds,

Series C,

3.00%, 5/1/12	$1,075	$1,104

Wisconsin State Transportation G.O.

Unlimited Revenue Bonds, Series A,
5.00%, 7/1/12	1,600	1,689
		18,966
Total Municipal Bonds
(Cost $388,945)		388,558

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 0.8%
Northern Institutional Funds – Diversified Assets Portfolio (4)(5)	5,690,044	$5,690
Total Investment Companies
(Cost $5,690)		5,690

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 8.4%

Alexandria IDA Headquarters Facilities Taxable VRDB, Series A, (Sun Trust Bank LOC),

1.00%, 4/7/11	$2,800	$2,800

Citizens Property Insurance Corp. Revenue VRDB, Series A-3, High Risk Floating Notes,

2.00%, 4/7/11	3,000	2,998

Colorado Educational & Cultural Facilities Authority Revenue VRDB, First Academy Inc. Project, (Fifth Third Bank LOC),

0.41%, 4/7/11	2,050	2,050

District of Columbia Income Tax Adjustable Revenue Refunding VRDB, Secured Series E,

0.60%, 4/7/11	4,000	4,000

Du Page County Forest Preserve District G.O. Limited VRDB, Partially Escrowed to Maturity,

0.90%, 11/1/11 (6)	2,000	1,992

Elgin Education Facilities Adjustable Revenue VRDB Harvest Christian Academy Project, (Fifth Third Bank LOC),

0.48%, 4/7/11	3,400	3,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 8.4% – continued

Illinois Development Finance Authority Industrial Development Revenue VRDB, Katlaw Treatam & Co. Project, (J.P.Morgan Chase & Co. LOC),

0.49%, 4/7/11	$2,645	$2,645

Illinois Finance Authority Revenue VRDB, Sries A, McKinley Foundation Project,

1.00%, 4/7/11	2,675	2,675

Lakeland Energy System Revenue Refunding VRDB,

1.00%, 4/7/11	3,000	3,001

Louisiana Public Facilities Authority Revenue VRDB, Air Products & Chemicals Project,

0.38%, 4/6/11	2,100	2,100

Lowell Limited Obligation Industrial Development Revenue VRDB, Litehouse Inc. Project, (Fifth Third Bank LOC),

0.66%, 4/7/11	1,245	1,245

Massachusetts State G.O. Unlimited VRDB, Series A,

0.63%, 4/7/11	8,900	8,900

Massachusetts State Industrial Finance Agency Revenue VRDB, Development Tamasi Family Issue, (RBS Citizens N.A. LOC),

1.50%, 4/7/11	600	600

New Jersey EDA Revenue VRDB, Build America,

0.36%, 6/15/11	5,000	5,001

Port Arthur Navigation District Industrial Development Corp. Revenue VRDB, Air Products & Chemicals, Inc.,

0.38%, 4/6/11	2,000	2,000

Savannah EDA Revenue VRDB, Calvary Day School Project, (Sun Trust Bank LOC),

0.79%, 4/6/11	1,000	1,000

Springfield IDA Revenue VRDB, DMP Properties LLC Project, (Guaranty Bank LOC),

0.47%, 4/7/11	1,275	1,275

Springfield IDA Revenue VRDB, Properties LLC Project, (Guaranty Bank LOC),

0.37%, 4/7/11	1,735	1,735

Suffolk County Water Authority Revenue VRDB, Series B, Anticipation Notes,

0.65%, 4/7/11	6,000	6,000

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 8.4% – continued

Washington State Housing Finance Commission Non Profit Revenue Refunding VRDB, Judson Park Project, (Sovereign Bank FSB LOC),

0.33%, 4/7/11	$2,945	$2,945
Total Short-Term Investments
(Cost $58,375)		58,362

Total Investments – 100.0%
(Cost $695,938)		696,279

Other Assets less Liabilities – 0.0%		241
NET ASSETS – 100.0%		$696,520

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	When-Issued Security.
(3)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of the restricted illiquid security amounted to approximately $10,549,000 or 1.5%% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Bank of Scotland PLC,

5.00%, 11/21/2011	7/22/10	$3,625
Commonwealth Bank of Australia
1.04%, 3/17/2014	3/9/11	7,000

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $25,451,000 with net sales of approximately $19,761,000 during the fiscal year ended March 31, 2011.
(6)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the Tax-Advantage Ultra-Short Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	12.0%
AA+	8.2
AA	12.9
AA-	12.0
A+	3.9
A	10.9
A-	5.8
BBB+	7.0
BBB	7.4
BBB-	2.6
A1+	5.3
A1	0.7
A2	1.8
Treasury	8.9
Agency	0.4
Unrated	0.2

Total	100.0%

*	Standard and Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 –Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities at cost as no other viable pricing sources were available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Advantaged Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds	$–	$171,557	(1)	$–	$171,557
Covered Bonds	–	3,510		–	3,510
Foreign Issuer Bonds	–	68,602	(1)	–	68,602
Municipal Bonds	–	388,558	(1)	–	388,558
Investment Companies	5,690	–		–	5,690
Short-Term Investments	–	58,362		–	58,362

Total Investments	$5,690	$690,589		$–	$696,279

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 12.0%

Automobile – 6.7%

Ally Auto Receivables Trust, Series 2009-A, Class A2,

1.32%, 3/15/12 (1)	$74	$74

Ally Auto Receivables Trust, Series 2009-B, Class A2,

1.21%, 6/15/12 (1)	364	365

Ally Auto Receivables Trust, Series 2010-2, Class A2,

0.89%, 9/17/12	854	856

Americredit Prime Automobile Receivable, Series 2009-1, Class A3,

2.21%, 1/15/14	500	506

Bank of America Auto Trust, Series 2009-2A, Class A3,

2.13%, 9/15/13 (1)	458	461

BMW Vehicle Owner Trust, Series 2010-A, Class A3,

1.39%, 4/25/14	2,000	2,016

CarMax Auto Owner Trust, Series 2009-2, Class A3,

1.74%, 4/15/14	1,500	1,514

Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3,

2.82%, 1/15/16	366	371

Chrysler Financial Auto Securitization Trust, Series 2009-B, Class A2,

1.15%, 11/8/11	248	248

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A2,

0.69%, 1/8/13	2,000	2,001

Ford Credit Auto Owner Trust, Series 2009-E, Class A3,

1.51%, 1/15/14	500	503

Ford Credit Auto Owner Trust, Series 2010-A, Class A2,

0.72%, 9/15/12	310	310

Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3,

2.62%, 3/15/14	412	416

Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3,

1.74%, 9/15/13	1,000	1,006

Honda Auto Receivables Owner Trust, Series 2009-3, Class A3,

2.31%, 5/15/13	376	380

Honda Auto Receivables Owner Trust, Series 2010-1, Class A2,

0.62%, 2/21/12	448	448

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 12.0% – continued

Automobile – 6.7% – continued

Hyundai Auto Receivables Trust, Series 2009-A, Class A3,

2.03%, 8/15/13	$1,000	$1,009

Hyundai Auto Receivables Trust, Series 2010-A, Class A3,

1.50%, 10/15/14	1,000	1,009

Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3,

1.67%, 1/15/14	1,000	1,009

Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3,

1.42%, 8/15/14	1,000	1,008

Nissan Auto Receivables Owner Trust, Series 2010-A, Class A2,

0.55%, 3/15/13	2,000	2,000

Toyota Auto Receivables Owner Trust, Series 2010-A, Class A3,

1.27%, 12/16/13	2,000	2,012

Toyota Auto Receivables Owner Trust, Series 2010-B, Class A3,

1.04%, 2/18/14	1,000	1,004

USAA Auto Owner Trust, Series 2009-1, Class A3,

3.02%, 6/17/13	428	431

USAA Auto Owner Trust, Series 2009-2, Class A3,

1.54%, 2/18/14	840	845

Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A3,

1.31%, 1/20/14	1,500	1,508

World Omni Auto Receivables Trust, Series 2010-A, Class A3,

1.34%, 12/16/13	1,350	1,357
		24,667

Credit Card – 4.0%

American Express Credit Account Master Trust, Series 2010-1, Class A,

0.51%, 11/16/15	2,050	2,053

BA Credit Card Trust, Series 2010-A1, Class A1,

0.56%, 9/15/15	2,500	2,507

Citibank Credit Card Issuance Trust, Series 2009-A3, Class A3,

2.70%, 6/24/13	500	503

Discover Card Master Trust, Series 2009-A2, Class A,

1.56%, 2/17/15	600	609

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 12.0% – continued

Credit Card – 4.0% – continued

Discover Card Master Trust, Series 2011-A1, Class A1,

0.61%, 8/15/16	$3,500	$3,509

GE Capital Credit Card Master Note Trust, Series 2009-2, Class A,

3.69%, 7/15/15	600	621

GE Capital Credit Card Master Note Trust, Series 2009-3, Class A,

2.54%, 9/15/14	500	504

GE Capital Credit Card Master Note Trust, Series 2011-1, Class A,

0.81%, 1/15/17	1,500	1,505

Gracechurch Card Funding PLC, Series 2010-1A, Class A,

0.86%, 11/15/14 (1)	3,000	3,000
		14,811

Equipment – 1.3%

CNH Equipment Trust, Series 2009-C, Class A3,

1.85%, 12/16/13	1,131	1,137

CNH Equipment Trust, Series 2010-C, Class A2,

0.83%, 4/15/13	1,000	1,001

John Deere Owner Trust, Series 2009-B, Class A3,

1.57%, 10/15/13	1,313	1,319

Volvo Financial Equipment LLC, Series 2010-1A, Class A2,

1.06%, 6/15/12 (1)	1,508	1,509
		4,966
Total Asset-Backed Securities
(Cost $44,237)		44,444

CORPORATE BONDS – 55.2%

Aerospace/Defense – 0.4%

Boeing (The) Co.,
1.88%, 11/20/12	1,500	1,525

Auto Manufacturers – 0.9%

Daimler Finance North America LLC,
0.92%, 3/28/14 (1)	3,500	3,501

Auto Parts & Equipment – 1.0%

Johnson Controls, Inc.,

4.88%, 9/15/13	2,600	2,799

0.72%, 2/4/14	1,000	1,002
		3,801

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Banks – 7.8%

American Express Bank FSB,

0.41%, 6/12/12	$1,250	$1,246

5.55%, 10/17/12	1,300	1,378

Bank of America Corp.,

1.72%, 1/30/14	4,000	4,065

Citigroup, Inc.,

2.31%, 8/13/13	3,000	3,088

Goldman Sachs Group (The), Inc.,

3.63%, 8/1/12	1,000	1,031

4.75%, 7/15/13	2,000	2,119

1.31%, 2/7/14	2,500	2,518

JPMorgan Chase & Co.,

1.65%, 9/30/13	2,000	1,997

1.10%, 1/24/14	2,000	2,011

Morgan Stanley,

2.81%, 5/14/13	2,000	2,070

1.90%, 1/24/14	2,000	2,040

2.88%, 1/24/14	2,500	2,507

US Bancorp,

1.13%, 10/30/13	3,000	2,966
		29,036

Beverages – 3.7%

Anheuser-Busch InBev Worldwide, Inc.,

3.00%, 10/15/12	1,000	1,029

1.04%, 3/26/13	700	706

2.50%, 3/26/13	1,000	1,020

0.85%, 1/27/14	1,000	1,008

Coca-Cola (The) Co.,

0.75%, 11/15/13	2,000	1,971

Coca-Cola Enterprises, Inc.,

1.13%, 11/12/13	2,500	2,465

0.61%, 2/18/14	1,000	1,000

Dr Pepper Snapple Group, Inc.,

2.35%, 12/21/12	3,500	3,568

PepsiCo, Inc.,

0.88%, 10/25/13	1,100	1,088
		13,855

Chemicals – 3.8%

Air Products & Chemicals, Inc.,

4.15%, 2/1/13	3,000	3,125

Airgas, Inc.,

2.85%, 10/1/13	3,500	3,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Chemicals – 3.8% – continued

E.I. du Pont de Nemours & Co.,

4.75%, 11/15/12	$1,000	$1,060

0.73%, 3/25/14	3,100	3,106

PPG Industries, Inc.,

5.75%, 3/15/13	1,125	1,213

Praxair, Inc.,

1.75%, 11/15/12	1,500	1,519

2.13%, 6/14/13	600	615
		14,188

Computers – 1.6%

Dell, Inc.,

0.91%, 4/1/14	3,400	3,405

Hewlett-Packard Co.,

1.25%, 9/13/13	1,500	1,496

International Business Machines Corp.,

1.00%, 8/5/13	1,000	994
		5,895

Cosmetics/Personal Care – 0.9%

Avon Products, Inc.,
4.80%, 3/1/13	3,000	3,178

Diversified Financial Services – 7.7%

American Express Credit Corp.,

5.88%, 5/2/13	1,000	1,080

American Honda Finance Corp.,

2.38%, 3/18/13 (1)	1,300	1,318

1.63%, 9/20/13 (1)	1,800	1,793

BlackRock, Inc.,

2.25%, 12/10/12	1,000	1,019

Caterpillar Financial Services Corp.,

2.00%, 4/5/13	1,000	1,018

1.55%, 12/20/13	1,000	1,002

ERAC USA Finance LLC,

5.80%, 10/15/12 (1)	1,000	1,063

2.75%, 7/1/13 (1)	1,000	1,012

2.25%, 1/10/14 (1)	1,500	1,496

General Electric Capital Corp.,

2.80%, 1/8/13	1,000	1,023

1.88%, 9/16/13	2,000	1,999

1.15%, 1/7/14	2,500	2,521

John Deere Capital Corp.,

0.53%, 3/3/14	2,750	2,735

MassMutual Global Funding II,

0.81%, 9/27/13 (1)	3,000	2,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Diversified Financial Services – 7.7% – continued

PACCAR Financial Corp.,

1.95%, 12/17/12	$1,000	$1,015

0.69%, 4/5/13	1,500	1,508

2.05%, 6/17/13	1,000	1,011

TD Ameritrade Holding Corp.,

2.95%, 12/1/12	2,800	2,858
		28,467

Electric – 2.6%

Commonwealth Edison Co.,

1.63%, 1/15/14	2,000	1,987

Dominion Resources, Inc.,

1.80%, 3/15/14	1,000	998

MidAmerican Energy Holdings Co.,

3.15%, 7/15/12	2,000	2,051

NextEra Energy Capital Holdings, Inc.,

2.55%, 11/15/13	3,000	3,053

Southern Co.,

0.70%, 10/21/11	1,500	1,504
		9,593

Electronics – 0.7%

Agilent Technologies, Inc.,

2.50%, 7/15/13	1,000	1,009

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12	1,600	1,626
		2,635

Food – 3.1%

General Mills, Inc.,

6.00%, 2/15/12	1,500	1,570

H.J. Heinz Co.,

5.35%, 7/15/13	3,000	3,259

Kellogg Co.,

6.60%, 4/1/11	1,000	1,000

4.25%, 3/6/13	1,450	1,529

Kraft Foods, Inc.,

6.25%, 6/1/12	652	691

6.00%, 2/11/13	1,000	1,082

Kroger (The) Co.,

5.00%, 4/15/13	2,200	2,351
		11,482

Healthcare – Products – 0.3%

Baxter International, Inc.,
1.80%, 3/15/13	1,000	1,013

See Notes to the Financial Statements.

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Healthcare – Services – 1.5%

Quest Diagnostics, Inc.,

1.16%, 3/24/14	$2,000	$2,006

UnitedHealth Group, Inc.,

4.88%, 4/1/13	3,252	3,458
		5,464

Insurance – 2.7%

Berkshire Hathaway, Inc.,

0.74%, 2/11/13	1,600	1,610

2.13%, 2/11/13	1,600	1,634

MetLife, Inc.,

1.56%, 8/6/13	2,500	2,527

Metropolitan Life Global Funding I,

1.05%, 1/10/14 (1)	1,500	1,508

Prudential Financial, Inc.,

3.63%, 9/17/12	1,000	1,030

5.15%, 1/15/13	1,500	1,586
		9,895

Internet – 0.5%

eBay, Inc.,

0.88%, 10/15/13	1,700	1,681

Media – 0.6%

Time Warner Cable, Inc.,

5.40%, 7/2/12	2,000	2,103

Office/Business Equipment – 1.2%

Pitney Bowes, Inc.,

3.88%, 6/15/13	1,500	1,557

Xerox Corp.,

5.50%, 5/15/12	2,800	2,929
		4,486

Oil & Gas – 0.9%

Murphy Oil Corp.,

6.38%, 5/1/12	3,000	3,154

Pharmaceuticals – 0.9%

Abbott Laboratories,

5.60%, 5/15/11	1,200	1,207

Teva Pharmaceutical Finance III LLC,

0.71%, 12/19/11	2,200	2,206
		3,413

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Pipelines – 0.8%

Plains All American Pipeline L.P./PAA Finance Corp.,

4.25%, 9/1/12	$3,000	$3,114

Real Estate Investment Trusts – 0.5%

HCP, Inc.,

2.70%, 2/1/14	2,000	2,006

Retail – 3.4%

AutoZone, Inc.,

5.88%, 10/15/12	2,100	2,242

Darden Restaurants, Inc.,

5.63%, 10/15/12	2,800	2,968

Target Corp.,

4.00%, 6/15/13	2,000	2,126

Walgreen Co.,

4.88%, 8/1/13	2,000	2,167

Wal-Mart Stores, Inc.,

0.75%, 10/25/13	3,000	2,974
		12,477

Semiconductors – 0.5%

Broadcom Corp.,

1.50%, 11/1/13 (1)	2,000	1,982

Software – 0.6%

Microsoft Corp.,

0.88%, 9/27/13	2,325	2,308

Telecommunications – 1.8%

Cellco Partnership/Verizon Wireless Capital LLC,

2.91%, 5/20/11	1,500	1,505

Cisco Systems, Inc.,

1.63%, 3/14/14	1,700	1,697

Verizon Communications, Inc.,

0.92%, 3/28/14	3,500	3,519
		6,721

Toys, Games & Hobbies – 0.9%

Mattel, Inc.,

5.63%, 3/15/13	3,000	3,208

Transportation – 3.1%

CSX Corp.,

5.75%, 3/15/13	3,300	3,556

Ryder System, Inc.,

6.00%, 3/1/13	3,000	3,232

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 55.2% – continued

Transportation – 3.1% – continued

Union Pacific Corp.,

5.45%, 1/31/13	$3,020	$3,247

United Parcel Service, Inc.,

4.50%, 1/15/13	1,539	1,635
		11,670

Trucking & Leasing – 0.8%

GATX Corp.,

4.75%, 10/1/12	3,000	3,136
Total Corporate Bonds
(Cost $204,426)		204,987
COVERED BONDS – 3.9%

Banks – 3.9%

Bank of Nova Scotia,

0.56%, 3/5/12	1,500	1,502

Bank of Scotland PLC,

5.00%, 11/21/11 (1) (2)	4,000	4,091

Canadian Imperial Bank of Commerce,

2.00%, 2/4/13 (1)	1,400	1,425

Cie de Financement Foncier,

1.05%, 7/23/12 (1)	2,000	1,998

2.13%, 4/22/13 (1)	1,000	1,008

National Bank of Canada,

1.65%, 1/30/14 (1)	1,500	1,502

Swedbank Hypotek AB,

0.76%, 3/28/14 (1)	3,000	2,993
		14,519
Total Covered Bonds
(Cost $14,480)		14,519
FOREIGN ISSUER BONDS – 19.2%

Agency – 0.4%

Kreditanstalt fuer Wiederaufbau,

0.32%, 2/22/13	1,500	1,497

Auto Manufacturers – 0.9%

Volkswagen International Finance N.V.,

0.92%, 4/1/14 (1)	3,500	3,501

Banks – 10.2%

Australia & New Zealand Banking Group Ltd.,

0.60%, 10/21/11 (1)	1,500	1,502

1.04%, 1/10/14 (1)	2,000	2,008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 19.2% – continued

Banks – 10.2% – continued

Bank of Montreal,

2.13%, 6/28/13	$2,500	$2,544

Bank of Nova Scotia,

1.45%, 7/26/13 (1)	1,300	1,303

Barclays Bank PLC,

1.34%, 1/13/14	2,500	2,528

Commonwealth Bank of Australia,

1.04%, 3/17/14 (1) (2)	3,000	2,996

Credit Suisse, New York,

1.26%, 1/14/14	4,000	4,049

HSBC Bank PLC,

0.96%, 8/12/13 (1)	2,000	2,002

1.10%, 1/17/14 (1)	2,000	2,000

Lloyds TSB Bank PLC,

2.65%, 1/24/14	3,500	3,588

National Australia Bank Ltd.,

0.79%, 1/8/13 (1)	1,500	1,501

1.07%, 12/10/13 (1)	2,500	2,497

UBS A.G.,

1.30%, 1/28/14	4,500	4,541

Westpac Banking Corp.,

2.25%, 11/19/12	1,500	1,526

2.10%, 8/2/13	1,200	1,211

1.04%, 12/9/13	2,000	2,005
		37,801

Beverages – 0.7%

Diageo Capital PLC,

5.13%, 1/30/12	1,000	1,038

SABMiller PLC,

6.20%, 7/1/11 (1)	1,500	1,519
		2,557

Healthcare – Products – 0.6%

Covidien International Finance S.A.,

1.88%, 6/15/13	2,000	2,019

Mining – 1.3%

BHP Billiton Finance USA Ltd.,

5.13%, 3/29/12	1,500	1,568

4.80%, 4/15/13	1,000	1,071

Rio Tinto Finance USA Ltd.,

5.88%, 7/15/13	2,000	2,193
		4,832

See Notes to the Financial Statements.

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 19.2% – continued

Miscellaneous Manufacturing – 1.7%

Ingersoll-Rand Global Holding Co. Ltd.,

6.00%, 8/15/13	$1,000	$1,101

Tyco Electronics Group S.A.,

6.00%, 10/1/12	2,000	2,132

Tyco International Finance S.A.,

6.00%, 11/15/13	2,800	3,100
		6,333

Oil & Gas – 0.8%

BP Capital Markets PLC,

0.91%, 3/11/14	3,000	3,013

Pharmaceuticals – 1.4%

AstraZeneca PLC,

5.40%, 9/15/12	1,500	1,598

Novartis Capital Corp.,

1.90%, 4/24/13	2,100	2,136

Teva Pharmaceutical Finance III B.V.,

0.81%, 3/21/14	1,350	1,355
		5,089

Regional – 0.5%

Province of Ontario Canada,

0.47%, 5/7/13	2,000	2,001

Telecommunications – 0.7%

Telefonica Emisiones S.A.U.,

5.86%, 2/4/13	2,500	2,665
Total Foreign Issuer Bonds
(Cost $70,921)		71,308

U.S. GOVERNMENT AGENCIES – 3.8% (3)

Fannie Mae – 0.8%

1.00%, 11/23/11	1,000	1,005

1.25%, 6/22/12	2,000	2,018
		3,023

Federal Farm Credit Bank – 1.5%

1.14%, 5/17/12	2,200	2,203

0.23%, 7/16/12	2,000	2,000

0.25%, 1/25/13	1,500	1,499
		5,702

Federal Home Loan Bank – 0.4%
0.19%, 8/5/11	1,400	1,400

Freddie Mac – 1.1%

0.21%, 2/16/12	2,100	2,100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 3.8% (3) – continued

Freddie Mac – 1.1% – continued

1.75%, 6/15/12	$2,000	$2,031
		4,131
Total U.S. Government Agencies
(Cost $14,210)		14,256

MUNICIPAL BONDS – 2.1%

California – 0.8%

California State Revenue Anticipatory Notes, Series A-2,

3.00%, 6/28/11	3,000	3,017

Florida – 0.9%

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Floating Rate Notes,

1.04%, 10/15/12	3,500	3,454

New York – 0.3%

New York City Transitional Finance Authority TRB, Series D,

4.65%, 2/1/12	1,000	1,028

Virginia – 0.1%

Virginia State G.O. Unlimited Bonds, Series E-1, Build America Bonds,

1.20%, 6/1/11	500	500
Total Municipal Bonds
(Cost $7,968)		7,999

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds - Diversified Assets Portfolio (4)(5)	11,372,793	$11,373
Total Investment Companies
(Cost $11,373)		11,373

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 1.6%

Alexandria IDA Headquarters Facilities Taxable VRDB, Series A, (Suntrust Bank LOC),

1.00%, 4/7/11	$3,000	$3,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.6% – continued

Denver City & County School District No.

1 COP, Variable Taxable Bond, Series B (AGM Insured),

0.40%, 4/6/11	$3,000	$3,000
Total Short-Term Investments
(Cost $6,000)		6,000

Total Investments – 100.9%
(Cost $373,615)		374,886

Liabilities less Other Assets – (0.9)%		(3,475)
NET ASSETS – 100.0%		$371,411

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $7,087,000 or 1.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Bank of Scotland PLC,

5.00%, 11/21/11	7/22/10	$4,167
Commonwealth Bank of Australia,

1.04%, 3/17/14	3/9/11	3,000

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $6,095,000 with net purchases of approximately $5,278,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the credit quality distribution (unaudited) for the Ultra-Short Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	20.4%
AA+	0.8
AA	8.9
AA-	8.5
A+	7.4
A	14.0
A-	8.9
BBB+	12.8
BBB	10.0
BBB-	3.4
A1	0.2
A2	0.8
Agency	3.9

Total	100.0%

*	Standard and Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$44,444	(1)	$–	$44,444
Corporate Bonds	–	204,987	(1)	–	204,987
Covered Bonds	–	14,519		–	14,519
Foreign Issuer Bonds	–	71,308	(1)	–	71,308
U.S. Government Agencies	–	14,256	(1)	–	14,256
Municipal Bonds	–	7,999	(1)	–	7,999
Investment Companies	11,373	–		–	11,373
Short-Term Investments	–	6,000		–	6,000

Total Investments	$11,373	$363,513		$–	$374,886

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN/(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) (000S)	NET PURCHASES/ (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/11 (000S)
Corporate Bonds
Beverages	$701	$–	$(1)	$(700)	$–	$–

Total	$701	$–	$(1)	$(700)	$–	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 44.9% (1)

Fannie Mae - 31.9%

0.55%, 11/1/12	$1,100	$1,096

2.00%, 4/15/13	1,000	1,001

0.50%, 10/28/13	1,175	1,168

1.25%, 12/30/13	975	971

1.63%, 2/25/14	650	652

1.70%, 2/25/14	1,225	1,230

2.63%, 11/20/14	1,000	1,031

1.60%, 11/23/15	1,075	1,039

2.38%, 4/11/16	625	623

2.25%, 3/2/17	1,000	1,015

Pool #190371,

6.50%, 7/1/36	810	911

Pool #555649,

7.50%, 10/1/32	187	217

Pool #745148,

5.00%, 1/1/36	1,365	1,437

Pool #893082,

5.76%, 9/1/36	452	477

Pool #AH1166,

4.50%, 12/1/40	388	396

Pool TBA,

6.00%, 4/1/37(2)	4,165	4,529

5.00%, 4/15/40(2)	2,125	2,223

5.50%, 4/15/40(2)	2,595	2,775

Series 2007, Class 26C,

5.50%, 3/25/33	793	838
		23,629

Federal Home Loan Bank – 1.8%

1.63%, 11/21/12	1,300	1,320

Freddie Mac - 5.6%

1.50%, 2/11/14	1,285	1,283

3.00%, 7/28/14	750	784

Pool #1J0365,

5.68%, 4/1/37	561	595

Pool #1J2840,

5.87%, 9/1/37	1,043	1,108

Pool #410092,

2.54%, 11/1/24	49	51

Series 2944, Class WD,

5.50%, 11/15/28	329	331
		4,152

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 44.9% (1) – continued

Government National Mortgage Association – 3.3%

Series 2007, Class 04A,

4.21%, 6/16/29	$392	$404

Series 2007, Class 15A,

4.51%, 10/16/28	657	677

Series 2008, Class 08A,

3.61%, 11/16/27	610	621

Series 2008, Class 14AC,

4.46%, 12/16/30	681	720
		2,422

Government National Mortgage Association I – 1.2%

Pool #268360,

10.00%, 4/15/19	19	22

Pool #270288,

10.00%, 6/15/19	20	23

Pool #737270,

5.00%, 5/15/40	776	824
		869

Government National Mortgage Association II – 1.1%

Pool #82581,

4.00%, 7/20/40	821	859
Total U.S. Government Agencies
(Cost $33,036)		33,251

U.S. GOVERNMENT OBLIGATIONS – 50.4%

U.S. Treasury Notes – 50.4%

0.75%, 3/31/13	4,025	4,022

1.25%, 3/15/14	5,965	5,963

2.50%, 4/30/15	2,300	2,363

2.25%, 3/31/16	7,290	7,299

3.00%, 2/28/17	2,564	2,623

3.50%, 2/15/18	750	781

2.88%, 3/31/18	4,350	4,344

3.38%, 11/15/19	4,425	4,473

3.63%, 2/15/21	2,428	2,463

2.50%, 6/30/17	2,975	2,943
		37,274
Total U.S. Government Obligations
(Cost $37,347)		37,274

See Notes to the Financial Statements.

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 17.7%

Northern Institutional Funds – Government Portfolio (3) (4)	13,132,484	$13,132
Total Investment Companies
(Cost $13,132)		13,132

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT – TERM INVESTMENTS – 0.3%

U. S. Treasury Bill,

0.18%, 6/16/11	$250	$250
Total Short-Term Investments
(Cost $250)		250

Total Investments – 113.3%
(Cost $83,765)		83,907
Liabilities less Other Assets – (13.3)%		(9,866)
NET ASSETS – 100.0%		$74,041

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At March 31, 2010, the value of the Fund’s investment in the Government Portfolio of the Northern Institutional Funds was approximately $3,687,000 with net purchases of approximately $9,445,000 during the fiscal year ended March 31, 2011.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011 the credit quality distribution (unaudited) for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	100.0%

Total	100.0%

*	Standard and Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three Levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies	$–	$33,251	(1)	$–	$33,251
U.S. Government Obligations	–	37,274	(1)	–	37,274
Investment Companies	13,132	–		–	13,132

Short-Term Investments	–	250		–	250

Total Investments	$13,132	$70,775		$–	$83,907

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

COP	Certificate of Participation
FSA	Financial Security Assurance
FSB	Federal Savings Bank
G.O.	General Obligation
GTD	Guaranteed
LOC	Line of Credit
NATL-RE	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
VRDB	Variable Rate Demand Bond

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2011

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price provided by brokers. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

B) FUTURES CONTRACTS Certain Funds may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as net realized gains (losses) on futures contracts for closed futures contracts and as net change in unrealized appreciation (depreciation) on futures contracts for open futures contracts. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York stock exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in net realized gains (losses) on foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect net realized gains (losses), if any, on foreign currency transactions and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the commitment. As of March 31, 2011, the aggregate market value of securities segregated to cover such commitments was approximately $626,279,000, $421,170,000, $261,741,000, $519,657,000, $29,158,000 and $31,997,000 for the Bond Index, Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income and U.S. Government Funds, respectively. When-issued securities at March 31, 2011, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate as payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charge a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees for the fiscal year ended March 31, 2011 were approximately $58,000 for the High Yield Fixed Income Fund. The impact from redemption fees paid to the Fund was less than $0.001 per share. Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds did not have any redemption fees. This amount is included in “Proceeds from Shares Sold” in Note 8 — Capital Share Transactions.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
Fixed Income	Daily	Monthly
Global Fixed Income	Annually	Annually
High Yield Fixed Income	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (PFICs) gains and losses, expired capital loss carryforwards and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$1,968	$(1,968)
Fixed Income	657	(657)
Global Fixed Income	1,324	(1,324)
Short-Intermediate U.S. Government	1,029	(1,029)
U.S. Government	(80)	80

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010 through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as occurring in the following fiscal year (in thousands):

Fixed Income	11,615
Short-Intermediate U.S. Government	5,574
U.S. Government	1,153

At March 31, 2011 the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (in thousands):

Fund	MARCH 31, 2017	MARCH 31, 2018
High Yield Fixed Income	$136,065	$31,249

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At March 31, 2011, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows (in thousands):

Fund	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN (LOSSES)
Bond Index	$ —	$1,175	$2,312	$60,248
Fixed Income	—	44	—	22,085
Global Fixed Income	—	—	200	615
High Yield Fixed Income	—	5,637	—	191,433
Short-Intermediate U.S. Government	—	72	—	(680)
Tax-Advantaged Ultra-Short Fixed Income	91	189	550	341
Ultra-Short Fixed Income	—	134	258	1,271
U.S. Government	—	221	—	134

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$73,572	$2,640
Fixed Income	—	60,199	4,261
Global Fixed Income	—	1,689	947
High Yield Fixed Income	—	267,987	—
Short-Intermediate U.S. Government	—	28,271	239
Tax-Advantaged Ultra-Short Fixed Income	3,010	2,533	98
Ultra-Short Fixed Income	—	3,161	—
U.S. Government	—	4,546	74

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$58,542	$ —
Fixed Income	—	36,790	—
Global Fixed Income	—	1,618	505
High Yield Fixed Income	—	205,317	—
Short-Intermediate U.S. Government	—	27,180	1,172
Tax-Advantaged Ultra-Short Fixed Income	—	1,031	—
Ultra-Short Fixed Income	—	715	—
U.S. Government	—	7,428	148

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements.

As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and in some cases, personal and account maintenance services for their customers who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These expenses are included in the Statements of Operations under shareholder servicing fees for the fiscal year ended March 31, 2011.

4. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expense on the Statements of Operations. The Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the Global Fixed Income Fund’s borrowings was $549,000 and the weighted average interest rate on these borrowings was 1.29 percent for the fiscal year ended March 31, 2011.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2011, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations as less expenses reimbursed by investment adviser to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the fiscal year ended March 31, 2011, were as follows:

Fund	CONTRACTUAL ANNUAL RATE	EXPENSE LIMITATIONS
Bond Index	0.15%	0.25%

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	CONTRACTUAL ANNUAL RATE
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Fixed Income	0.70%	0.66%	0.63%	0.90%
Global Fixed Income	0.85%	0.80%	0.77%	1.15%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.90%
Short-Intermediate U.S. Government	0.70%	0.66%	0.63%	0.90%
Tax-Advantaged Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
U.S. Government	0.70%	0.66%	0.63%	0.90%

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment advisers have contractually agreed to reimburse certain expenses of the Funds. The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the investment advisers or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administrative fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio or the Government Portfolio (the “Portfolios”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio and the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the Government Portfolio of Northern Institutional Funds. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Diversified Assets Portfolio or the Government Portfolio is 0.35 percent. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser in each Fund’s Statement of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,343,882	$88,001	$2,253,953	$63,652
Fixed Income	6,160,715	533,395	6,099,713	542,419
Global Fixed Income	7,651	16,771	18,087	30,318
High Yield Fixed Income	—	4,703,860	—	3,783,075
Short-Intermediate U.S. Government	9,251,008	—	9,034,244	—
Tax-Advantaged Ultra-Short Fixed Income	7,979	444,352	15,027	137,645
Ultra-Short Fixed Income	19,221	197,267	24,672	70,794
U.S. Government	830,064	—	852,924	—

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond Index	$67,720	$(7,471)	$60,249	$2,087,133
Fixed Income	26,316	(4,232)	22,084	1,214,880
Global Fixed Income	2,226	(356)	1,870	31,944
High Yield Fixed Income	196,565	(5,131)	191,434	3,892,492
Short-Intermediate U.S. Government	2,332	(3,012)	(680)	1,205,590
Tax-Advantaged Ultra-Short Fixed Income	1,648	(1,307)	341	695,938
Ultra-Short Fixed Income	1,686	(415)	1,271	373,615
U.S. Government	411	(277)	134	83,773

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	69,435	$736,875	2,125	$22,446	(59,691)	$(633,887)	11,869	$125,434
Fixed Income	29,232	303,198	2,910	29,486	(27,819)	(288,333)	4,323	44,351
Global Fixed Income	515	5,971	137	1,496	(2,480)	(28,817)	(1,828)	(21,350)
High Yield Fixed Income	201,427	1,452,239	4,332	31,210	(70,526)	(507,528)	135,233	975,921
Short-Intermediate U.S. Government	50,160	527,428	1,941	20,015	(26,562)	(278,333)	25,539	269,111
Tax-Advantaged Ultra-Short Fixed Income	62,111	628,724	121	1,223	(25,921)	(262,325)	36,311	367,622
Ultra-Short Fixed Income	38,122	386,454	87	879	(18,729)	(189,986)	19,480	197,347
U.S. Government	1,665	16,771	360	3,545	(4,259)	(43,289)	(2,234)	(22,973)

NORTHERN FUNDS ANNUAL REPORT	119	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year or period ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	94,131	$970,499	1,204	$12,431	(47,429)	$(488,711)	47,906	$494,219
Fixed Income	44,709	449,724	477	4,800	(38,425)	(386,997)	6,761	67,527
Global Fixed Income	2,562	30,025	97	1,125	(4,911)	(56,694)	(2,252)	25,544
High Yield Fixed Income	280,587	1,850,944	5,558	37,111	(108,842)	(724,787)	177,303	1,163,268
Short-Intermediate U.S. Government	47,325	498,750	1,862	19,295	(25,046)	(263,263)	24,141	254,782
Tax-Advantaged Ultra-Short Fixed Income*	35,289	355,587	22	226	(2,766)	(27,932)	32,545	327,881
Ultra-Short Fixed Income*	18,561	186,989	13	129	(1,448)	(14,632)	17,126	172,486
U.S. Government	3,413	35,705	527	5,320	(7,680)	(80,040)	(3,740)	(39,015)

*	Commenced investment operations on June 18, 2009.

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statement of Assets and Liabilities as of March 31, 2011:

Amounts in thousands		ASSETS		LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Global Fixed Income	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$48	Unrealized loss on forward foreign currency exchange contracts	$124

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2011:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Fixed Income	Interest Rate contracts	Net realized gains (losses) on futures contracts	$(343)
Global Fixed Income	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(95)
U.S. Government	Interest Rate contracts	Net realized gains (losses) on futures contracts	35

Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Fixed Income	Interest Rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$20
Global Fixed Income	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(46)
U.S. Government	Interest Rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(11)

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011

Volume of derivative activity for the fiscal year ended March 31, 2011*:

	FOREIGN EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Fixed Income	—	$—	3	$12,197
Global Fixed Income	152	729	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issue for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were available to be issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

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FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Fund’s made capital gain distributions in December 2010, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Bond Index	$0.014552
Fixed Income	0.040261
Global Fixed Income	0.257617
Short-Intermediate U.S. Government	0.002464
Tax-Advantaged Ultra-Short Fixed Income	0.001514
U.S. Government	0.009735

During the year ended March 31, 2011, the percentage of dividends derived from net investment income paid by Tax-Advantaged Ultra-Short Fixed Income Fund as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes was 59.08%.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 108), if any, in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 108). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.25%	$1,000.00	$988.40	$1.24
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

FIXED INCOME

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.90%	$1,000.00	$995.10	$4.48
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

GLOBAL FIXED INCOME

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	1.15%	$1,000.00	$976.30	$5.67
Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79	**

HIGH YIELD FIXED INCOME

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.87%	$1,000.00	$1,072.20	$4.49
Hypothetical	0.87%	$1,000.00	$1,020.59	$4.38	**

SHORT-INTERMEDIATE U.S. GOVERNMENT

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.90%	$1,000.00	$991.30	$4.47
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.25%	$1,000.00	$1,004.00	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.25%	$1,000.00	$1,004.80	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

U.S. GOVERNMENT

	Expense Ratio	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid* 10/1/10 - 3/31/11
Actual	0.90%	$1,000.00	$980.70	$4.44
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the financial statements.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	125	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 67 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

FIXED INCOME FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 73 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

•  Audit Committee Chairman, The University of Chicago from 2006 to present;

•  Trustee, The University of Chicago from 1987 to present.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•  Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	127	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 54 Trustee since 2008

•  Director of Northern Trust Global Advisors, Inc. since May 2008;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	129	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

FIXED INCOME FUNDS	130	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

BOND INDEX FUND1,3,5

FIXED INCOME FUND1,5

GLOBAL FIXED INCOME FUND1,4,6

HIGH YIELD FIXED INCOME FUND1,2

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5,7

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1

ULTRA-SHORT FIXED INCOME FUND1

U.S. GOVERNMENT FUND1,6,7

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

4 International Risk: International investing involves increased risk and volatility.

5 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

6 Non-Diversified Risk: The Fund invests in a smaller number of stocks than a diversified mutual fund. As a result, the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other diversified funds.

7 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

NORTHERN FUNDS ANNUAL REPORT	131	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	132	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

33	CALIFORNIA TAX-EXEMPT FUND

37	HIGH YIELD MUNICIPAL FUND

50	INTERMEDIATE TAX-EXEMPT FUND

62	SHORT-INTERMEDIATE TAX-EXEMPT FUND

76	TAX-EXEMPT FUND

85	ABBREVIATIONS AND OTHER INFORMATION

86	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

96	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Funds.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Treasury yields fell across the maturity spectrum during the fiscal year ended March 31, 2011, even with the economy expanding and payrolls growing, as the Federal Reserve kept its benchmark rate near zero and began a second round of quantitative easing. The municipal yield curve steepened considerably, with shorter-term rates declining and longer-term rates increasing. This underperformance by the tax-exempt market was driven largely by credit concerns, as investors withdrew significant sums from mutual funds in response to press reports highlighting the fiscal challenges facing municipalities. As a result, municipals experienced tremendous volatility during the fiscal year, with impressive gains during the first two quarters largely negated by rising interest rates in the third quarter. However, tax-exempt issues did post positive results for the full period.

The Arizona Tax-Exempt Fund, with an average maturity of 12.0 years, returned 1.23% during the 12-month period ended March 31, 2011. The Fund slightly underperformed its benchmark, the Barclays Capital Arizona Municipal Bond Index — which gained 1.63% — but easily outperformed its Lipper peer group average, the Arizona Muni Debt category, which returned 0.41% for the period. Shareholders benefited from an active trading strategy, as we capitalized on volatility by capturing market inefficiencies. During the period, we lowered the Fund’s modest duration overweight relative to the Index by reducing holdings with maturities longer than 10 years. However, our preference for high quality bonds hurt relative return, especially versus the benchmark, as credit spreads surprisingly continued to tighten. The Fund had just over 3% exposure to BBB-rated securities at the end of its fiscal year.

The Arizona yield curve remains extremely steep, with spreads between short and long maturities at or near historical highs. Therefore, we are targeting bonds that we believe would capture incremental yield and benefit from a reduction in interest rates. With new issuance so far in 2011 much lighter than anticipated, we are positioning the Fund in an effort to take advantage of an increase in supply by holding highly liquid bonds and structures. In an uncertain credit environment, we are closely tracking budgetary developments within the state, as well as the general health of the Arizona economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	1.23%	3.72%	4.02%	4.64%

BARCLAYS CAPITAL ARIZONA MUNICIPAL BOND INDEX	1.63	4.36	4.61	5.06

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
NET ASSETS	$101 MILLION
NET ASSET VALUE	$10.08
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.93%
NET EXPENSE RATIO	0.74%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12 months ended March 31, 2011, Treasury yields fell across the maturity spectrum, even with the economy expanding and payrolls growing, as the Federal Reserve kept its benchmark rate near zero and began a second round of quantitative easing. The municipal yield curve steepened considerably, with shorter-term rates declining and longer-term rates increasing. This underperformance by the tax-exempt market was driven largely by credit concerns, as investors withdrew significant sums from mutual funds in response to press reports highlighting the fiscal challenges facing municipalities. As a result, municipals experienced tremendous volatility during the reporting period, with impressive gains during the first two quarters largely negated by rising interest rates in the third quarter. However, tax-exempt bonds managed to post positive results for the full period.

The California Intermediate Tax-Exempt Fund, with an average maturity of 8.8 years, returned 2.36% during the 12-month period ended March 31, 2011. The Fund underperformed its benchmark, the Barclays Capital California Intermediate Municipal Bond Index — which gained 4.30% — but outperformed its Lipper peer group average, the California Intermediate Muni Debt category, which returned 1.71% for the period. Shareholders benefited from our active trading strategy, as we capitalized on volatility by capturing market inefficiencies. During the period, we reduced the Fund’s modest duration overweight relative to the Index. Performance was hampered by holdings with maturities of 12 years and longer, as the California curve steepened. Also, our preference for high quality bonds hurt relative return, as credit spreads continued to tighten. The Fund had less than 2% exposure to BBB-rated securities at the end of the period.

The California yield curve remains extremely steep, with spreads between short and long maturities at or near historical highs. We are therefore targeting bonds that we believe would capture incremental yield and benefit from a flattening of the curve. With new issuance so far in 2011 much lighter than anticipated, we are positioning the Fund in an effort to take advantage of an increase in supply by holding elevated levels of cash. And in an uncertain credit environment, we are closely tracking budgetary developments within the state, and the general health of the California economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	2.36%	3.32%	3.64%	4.13%

BARCLAYS CAPITAL CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	4.30	5.06	4.79	5.13

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
NET ASSETS	$291 MILLION
NET ASSET VALUE	$10.04
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.74%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the Fund’s most recent fiscal year ended March 31, 2011, Treasury yields declined across the maturity spectrum, even with the economy expanding and payrolls growing, as the Federal Reserve kept its benchmark rate near zero and began a second round of quantitative easing. The municipal yield curve steepened considerably, with shorter-term rates declining and longer-term rates increasing. This underperformance by the tax-exempt market was driven largely by credit concerns, as investors withdrew significant sums from mutual funds in response to press reports highlighting the fiscal challenges facing municipalities. As a result, municipals experienced tremendous volatility during the fiscal year, with impressive gains during the first two quarters largely negated by rising interest rates in the third quarter. For the full period, municipals managed to post positive results.

The California Tax-Exempt Fund, with an average maturity of 16.7 years, returned 1.44% during the 12-month period ended March 31, 2011. The Fund slightly underperformed its benchmark, the Barclays Capital California Municipal Bond Index, which gained 1.78%, but easily outperformed its Lipper peer group average, the California Muni Debt category, which returned -0.58% for the period. Shareholders benefited from our active trading strategy, as we capitalized on volatility by capturing market inefficiencies. During the reporting period, we reduced the Fund’s modest duration overweight relative to the Index. Performance was hurt by holdings with maturities of 17 years and longer, as the California yield curve steepened. Also, our preference for high quality bonds detracted from relative return, as credit spreads continued to tighten. The Fund had less than 2% exposure to BBB-rated securities at the end of its fiscal year.

With spreads between short and long maturities at or near historical highs, the California yield curve remains extremely steep. We are therefore targeting bonds that we believe would capture incremental yield and benefit from a flattening of the curve. With new issuance so far in 2011 much lighter than anticipated, we are positioning the Fund in an effort to take advantage of an increase in supply by holding elevated levels of cash. And in an uncertain credit environment, we are closely tracking budgetary developments within the state, and the general health of the California economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	1.44%	3.57%	4.31%	5.07%

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX	1.78	3.72	4.51	5.23

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
NET ASSETS	$114 MILLION
NET ASSET VALUE	$10.35
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.93%
NET EXPENSE RATIO	0.74%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2011 was a tumultuous time for the financial markets. Interest rates trended down through the first seven months and then turned sporadically higher for the latter part of the period. During this timeframe, the markets were concerned with world events including sovereign risk in the euro region, geopolitical risk in the Middle East and Northern Africa and a devastating earthquake and tsunami in Japan. In the United States, the markets focused on financial regulatory reform, mid-term elections, quantitative easing by the Federal Reserve, a stubbornly high unemployment rate, a mixed economic growth picture and rising commodity prices.

Headlines regarding state and local government financial stress, along with large unfunded pension liabilities, weighed heavily on the municipal bond market during the period. The tax cut extension bill enacted in the fourth quarter of 2010 eliminated Build America Bonds — or BABs — issuance, further weakening the market as the taxable BABs program had helped to limit supply in the tax-exempt municipal market. The high-grade municipal yield curve steepened significantly given credit fears and lower demand for long-maturity debt. The increase in municipal yields was further exacerbated by investors moving from the asset class into equities, with municipal bond mutual fund flows negative since November 2010. Credit spreads between investment-grade and noninvestment-grade municipals were stable and remain narrower than in 2008.

For the 12-month period ended March 31, 2011, the High Yield Municipal Fund’s return of 0.10% lagged the 2.20% return of the Fund’s benchmark, the Barclays Capital Municipal 65-35 Investment Grade/High Yield Index. Our focus on corporate-backed municipal debt and healthcare-related issues along with our underweighting of tobacco bonds contributed to relative performance. By contrast, our underweighting of airline debt detracted from relative return as that sector saw significant outperformance. We continue to underweight land-backed issuers, as well as continuing-care retirement centers, as we have not seen an improvement in the housing market. Our relatively high exposure to investment-grade issues continues to provide a valuable source of liquidity given the recent illiquidity of the municipal market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	0.10%	0.10%	3.02%	2.61%

BARCLAYS CAPITAL MUNICIPAL 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	2.20	3.46	4.73	4.68

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index with a 65% weighting in the Barclays Capital Municipal Bond Index and a 35% allocation to the Barclays Capital Municipal Non-Investment Grade Bond Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
NET ASSETS	$826 MILLION
NET ASSET VALUE	$7.77
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.95%
NET EXPENSE RATIO	0.84%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12 months ended March 31, 2011, the Federal Reserve kept its accommodative monetary policy in place. The federal funds target rate remained at 0.00% to 0.25%, but the Fed cited improved economic conditions and a reduced threat of deflation in its statements. In this environment, intermediate tax-exempt interest rates were relatively range-bound while longer-term municipal rates rose. Longer-term tax-exempt rates were additionally pressured to rise during the fourth quarter of 2010 as redemptions hit the tax-exempt fund industry. These redemptions may have had a pronounced effect because of credit concerns in the headlines and the fact they came at a time of reduced liquidity for the market. Lower-investment-grade bonds tended to outperform higher-investment-grade issues based on a reduced supply of lower-rated tax-exempt municipals due to the Build America Bonds program.

In this environment, the Intermediate Tax-Exempt Fund’s higher quality profile and its broad maturity structure versus the more concentrated Barclays Capital Intermediate Municipal Bond Index detracted from relative performance. The Intermediate Tax-Exempt Fund returned 0.98% during the 12-month period ended March 31, 2011, compared with 3.69% return of the Barclays Capital Intermediate Municipal Bond Index. The Fund’s broad maturity structure detracted from performance as the yield curve steepened to historic levels. Longer-maturity bond yields — on bonds with maturities of 10 years or longer — increased 25 (0.25%) to 50 (0.50%) basis points, while yields for bonds with maturities below 10 years were flat or declined slightly. The Fund added to its holdings of AA-rated securities during the period and made those purchases via short-term note sales as longer-term rates rose.

Credit quality within the Fund remains high, as the Fund is overweighted in AAA and AA holdings compared with A and BBB bonds. Sector overweights to essential-service revenue bonds — water/sewer, public power and transportation — remain in place as do underweights in sectors such as leases, certificates of participation, health care, and housing.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	0.98%	3.59%	3.92%	4.37%

BARCLAYS CAPITAL INTERMEDIATE MUNICIPAL BOND INDEX	3.69	5.20	4.88	5.51

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$9.95
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.72%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Despite a number of factors that would point to higher yields, Treasury yields declined marginally during the 12-month period ended March 31, 2011. Among the potential negatives were heavy new issuance, continued improvement in both economic and consumer activity, investor preference for higher-risk assets and a meaningful decline in unemployment. While yields on tax-exempt securities with maturities of five years or less declined along with Treasuries, yields on longer-dated securities increased. Municipals with longer maturities came under pressure as the sizeable cash inflows of the first half of the period turned sharply negative in the second half. As a result, longer-term municipals substantially outperformed shorter-term securities. Additional pressure on the market came from the expiration of the popular Build America Bonds program on December 31, 2010, which fueled concern that issuers would have to revert to traditional tax-exempt issuance. In addition, municipal investors exhibited heightened credit sensitivity given the well-publicized fiscal challenges facing states and municipalities.
The Short-Intermediate Tax-Exempt Fund returned 1.21% during the 12-month period ended March 31, 2011, compared with the 2.40% return of its benchmark, the Barclays Capital 1-5 Year Blend Municipal Bond Index. Performance benefited from our overweight to higher-quality securities at a time when investors in this segment of the yield curve shifted their focus to underlying credit fundamentals over yield. During the period, this shift helped bonds rated AA and AAA outperform those rated A and BBB. At the close of the period, the Fund held only 4% of portfolio assets in securities rated A, with zero exposure to BBB-rated securities.

In addition, we maintained an underweight to bonds with maturities of two to three years, as we felt that yields there did not provide adequate compensation given their greater interest rate sensitivity. Instead, we favored six- to 12-month securities. We also added seven- to eight-year premium coupon bonds to take advantage of the relatively higher yields on longer-term issues. Our focus on this broad maturity profile detracted from returns given the underperformance of longer-term municipals. However, longer-term, we believe that this structure positions the Fund for improving economic growth and a more restrictive Federal Reserve policy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	1.21%	2.93%	3.45%

BARCLAYS CAPITAL 1-5 YEAR BLEND MUNICIPAL BOND INDEX	2.40	4.01	4.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$10.48
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.79%
NET EXPENSE RATIO	0.66%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve kept its accommodative monetary policy in place during the 12 months ended March 31, 2011. The federal funds target rate remained at 0.00% to 0.25%, but the Fed cited improved economic conditions and a reduced threat of deflation in its statements. In this environment of continued low short-term rates and an improving economy, long-term tax-exempt yields rose half a percentage point. Adding to the yield curve steepening were mutual fund industry outflows that peaked late in 2010 — a time of lower-than-normal liquidity — which helped to pressure municipal bond prices down.

In this environment, the Tax-Exempt Fund returned -0.26%, compared with the 1.63% return of its benchmark, the Barclays Capital Municipal Bond Index, for the 12-month period ending March 31, 2011. During the period, the Fund was overweighted in the highest-rated credits and sectors. This conservative approach caused underperformance for the period as the lowest-rated credits and sectors within the market outperformed. We believe that the outperformance of lower-rated issues was technical in nature, and stemmed from the Build America Bonds program, which kept the supply of traditional tax-exempts low. In addition to our focus on high quality, we maintained the Fund’s weighted average life within the 10- to 12-year range, and average maturity in the 15- to 19-year range. In addition, we favored general obligation bonds — backed by unlimited taxing power — and essential-service dedicated revenue bonds including water/sewer, public power and transportation revenue issues.

Recently, we extended the Fund’s maturity, seeking to capture the income benefits of a steep yield curve and the attractive valuations within the tax-exempt fixed-income class, as municipals can now offer yields at higher levels than some taxable bonds on a pre-tax basis. The Fund also employed its relative value management style, with a focus on capturing market opportunities and acquiring undervalued bonds for purchase.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	–0.26%	3.56%	4.27%	5.03%

BARCLAYS CAPITAL MUNICIPAL BOND INDEX	1.63	4.14	4.66	5.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
NET ASSETS	$933 MILLION
NET ASSET VALUE	$9.95
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.85%
NET EXPENSE RATIO	0.74%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at cost	$100,099	(1)	$282,490	(2)
Investments, at value	$100,361	(3)	$283,731	(4)
Dividend income receivable	–		–
Interest income receivable	1,068		3,097
Receivable for securities sold	–		3,900
Receivable for fund shares sold	–		350
Receivable from investment adviser	9		9
Prepaid and other assets	1		1
Total Assets	101,439		291,088
LIABILITIES:
Payable for securities purchased	–		–
Payable for when-issued securities	–		–
Payable for fund shares redeemed	–		22
Distributions to shareholders	69		181
Payable to affiliates:
Investment advisory fees	11		31
Administration fees	3		8
Custody and accounting fees	2		3
Shareholder servicing fees	2		1
Transfer agent fees	2		6
Trustee fees	3		4
Accrued other liabilities	29		17
Total Liabilities	121		273
Net Assets	$101,318		$290,815
ANALYSIS OF NET ASSETS:
Capital stock	$101,484		$291,411
Accumulated undistributed net investment income (loss)	–		–
Accumulated undistributed net realized loss	(428)		(1,837)
Net unrealized appreciation (depreciation)	262		1,241
Net Assets	$101,318		$290,815
Shares Outstanding ($.0001 par value, unlimited authorization)	10,047		28,980
Net Asset Value, Redemption and Offering Price Per Share	$10.08		$10.04

(1)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,053, $27,845, $249,292, $185,149 and $50,363, respectively.
(2)	Amounts include cost from the California Municipal Money Market Fund of the Northern Funds of $15,191 and $7,587, respectively.
(3)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,053, $27,845, $249,292, $185,149 and $50,363, respectively.
(4)	Amounts include value from the California Municipal Money Market Fund of the Northern Funds of $15,191 and $7,587, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$113,193	(2)	$848,936	(1)	$1,692,599	(1)	$1,391,765	(1)	$929,488 (1)
$113,264	(4)	$813,731	(3)	$1,674,377	(3)	$1,411,765	(3)	$920,905 (3)
–		1		6		5		1
1,392		13,993		19,226		13,938		12,845
–		2,472		–		–		–
–		294		2,144		1,568		686
12		23		93		63		21
1		1		3		3		2
114,669		830,515		1,695,849		1,427,342		934,460

–		2,257		–		–		–
–		–		–		11,404		–
119		932		2,901		1,771		680
93		730		946		331		748

12		104		180		136		99
3		24		49		41		27
2		6		9		7		6
9		5		54		1		19
2		16		33		27		18
4		4		9		4		7
36		19		54		50		36
280		4,097		4,235		13,772		1,640
$114,389		$826,418		$1,691,614		$1,413,570		$932,820

$116,057		$920,822		$1,722,782		$1,393,866		$955,540
–		–		77		–		(67)
(1,739)		(59,199)		(13,023)		(296)		(14,070)
71		(35,205)		(18,222)		20,000		(8,583)
$114,389		$826,418		$1,691,614		$1,413,570		$932,820
11,049		106,384		169,948		134,921		93,793
$10.35		$7.77		$9.95		$10.48		$9.95

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$4,613	$11,017
Dividend income	1 (1)	2 (2)
Total Investment Income	4,614	11,019
EXPENSES:
Investment advisory fees	601	1,575
Administration fees	164	429
Custody fees	23	42
Accounting fees	31	49
Transfer agent fees	109	286
Registration fees	13	10
Printing fees	39	16
Professional fees	18	18
Shareholder servicing fees	11	8
Trustee fees	7	7
Other	12	12
Total Expenses	1,028	2,452
Less expenses reimbursed by investment adviser	(216)	(320)
Less custodian credits	–	(1)
Net Expenses	812	2,131
Net Investment Income	3,802	8,888
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	43	365
Net change in unrealized depreciation:
Investments	(3,003)	(3,537)
Net Losses	(2,960)	(3,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	$842	$5,716

(1)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1, $11, $58, $62 and $15, respectively.
(2)	Amounts include dividend income from the California Municipal Money Market Fund of the Northern Funds of $2 and $1, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2011

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,728	$44,756	$61,472	$27,238	$47,259
1(2)	11 (1)	58 (1)	62 (1)	15 (1)
6,729	44,767	61,530	27,300	47,274

791	5,716	9,792	7,037	5,858
216	1,319	2,695	2,111	1,598
30	102	198	153	124
34	108	200	161	127
144	879	1,796	1,407	1,065
9	27	29	34	26
54	22	48	39	35
18	18	56	56	36
76	47	534	9	206
7	7	22	22	15
12	13	32	31	23
1,391	8,258	15,402	11,060	9,113
(319)	(885)	(2,546)	(1,756)	(1,239)
(1)	–	–	–	–
1,071	7,373	12,856	9,304	7,874
5,658	37,394	48,674	17,996	39,400

551	(14,455)	7,131	(296)	190

(4,106)	(25,927)	(42,771)	(1,947)	(44,594)
(3,555)	(40,382)	(35,640)	(2,243)	(44,404)
$2,103	$(2,988)	$13,034	$15,753	$(5,004)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2011	2010	2011	2010
OPERATIONS:
Net investment income	$3,802	$3,510	$8,888	$7,422
Net realized gains (losses)	43	509	365	523
Net change in unrealized appreciation (depreciation)	(3,003)	3,227	(3,537)	7,260
Net Increase (Decrease) in Net Assets Resulting from Operations	842	7,246	5,716	15,205
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	2,528	13,862	29,431	70,037
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,528	13,862	29,431	70,037
DISTRIBUTIONS PAID:
From net investment income	(3,802)	(3,510)	(8,888)	(7,422)
From net realized gains	(309)	–	(1,228)	–
Total Distributions Paid	(4,111)	(3,510)	(10,116)	(7,422)
Total Increase (Decrease) in Net Assets	(741)	17,598	25,031	77,820
NET ASSETS:
Beginning of year	102,059	84,461	265,784	187,964
End of year	$101,318	$102,059	$290,815	$265,784
Accumulated Undistributed Net Investment Income (Loss)	$–	$–	$–	$–

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

$5,658	$6,135	$37,394	$24,075	$48,674	$43,255	$17,996	$17,551	$39,400	$38,906
551	808	(14,455)	(10,287)	7,131	30,181	(296)	394	190	26,989
(4,106)	7,269	(25,927)	61,791	(42,771)	18,255	(1,947)	12,856	(44,594)	21,788
2,103	14,212	(2,988)	75,579	13,034	91,691	15,753	30,801	(5,004)	87,683

(36,023)	12,866	67,021	417,882	111,369	409,189	96,750	570,049	(73,564)	130,095
(36,023)	12,866	67,021	417,882	111,369	409,189	96,750	570,049	(73,564)	130,095

(5,658)	(6,135)	(37,394)	(24,075)	(48,673)	(43,256)	(17,996)	(17,551)	(39,400)	(38,906)
(2,255)	(17)	–	–	(30,221)	(12,188)	(267)	(239)	(18,999)	(993)
(7,913)	(6,152)	(37,394)	(24,075)	(78,894)	(55,444)	(18,263)	(17,790)	(58,399)	(39,899)
(41,833)	20,926	26,639	469,386	45,509	445,436	94,240	583,060	(136,967)	177,879

156,222	135,296	799,779	330,393	1,646,105	1,200,669	1,319,330	736,270	1,069,787	891,908
$114,389	$156,222	$826,418	$799,779	$1,691,614	$1,646,105	$1,413,570	$1,319,330	$932,820	$1,069,787
$–	$–	$–	$–	$77	$76	$–	$–	$(67)	$(67)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.34		$9.92	$10.01	$10.28	$10.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.38	0.40	0.40	0.41
Net realized and unrealized gains (losses)	(0.23)		0.42	(0.09)	(0.22)	0.04
Total from Investment Operations	0.13		0.80	0.31	0.18	0.45
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)		(0.38)	(0.40)	(0.40)	(0.41)
From net realized gains	(0.03)		–	–	(0.05)	(0.05)
Total Distributions Paid	(0.39)		(0.38)	(0.40)	(0.45)	(0.46)
Net Asset Value, End of Year	$10.08		$10.34	$9.92	$10.01	$10.28
Total Return(1)	1.23%		8.11%	3.17%	1.75%	4.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$101,318		$102,059	$84,461	$70,089	$53,236
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.74	%(2)	0.75%	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.94%		0.93%	0.95%	0.99%	1.01%
Net investment income, net of reimbursements and credits	3.49	%(2)	3.66%	4.03%	3.93%	4.00%
Net investment income, before reimbursements and credits	3.29%		3.48%	3.83%	3.69%	3.74%
Portfolio Turnover Rate	48.37%		31.71%	47.59%	62.06%	67.02%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Year	$10.15		$9.79	$9.94	$10.19		$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.32	0.33	0.36		0.38
Net realized and unrealized gains (losses)	(0.07)		0.36	(0.15)	(0.25)		0.05
Total from Investment Operations	0.25		0.68	0.18	0.11		0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.32)	(0.33)	(0.36)		(0.38)
From net realized gains	(0.04)		–	–	–	(1)	(0.01)
Total Distributions Paid	(0.36)		(0.32)	(0.33)	(0.36)		(0.39)
Net Asset Value, End of Year	$10.04		$10.15	$9.79	$9.94		$10.19
Total Return(2)	2.36%		7.01%	1.88%	1.18%		4.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$290,815		$265,784	$187,964	$141,270		$112,685
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.74	%(3)(4)	0.75%	0.75%	0.75	%(5)	0.75%
Expenses, before reimbursements and credits	0.86%		0.86%	0.88%	0.90%		0.93%
Net investment income, net of reimbursements and credits	3.11	%(4)	3.17%	3.39%	3.62%		3.72%
Net investment income, before reimbursements and credits	2.99%		3.06%	3.26%	3.47%		3.54%
Portfolio Turnover Rate	54.12%		33.12%	30.72%	64.84%		41.71%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $7,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2008. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.80		$10.19	$10.51	$10.92	$10.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43		0.43	0.43	0.43	0.46
Net realized and unrealized gains (losses)	(0.27)		0.61	(0.32)	(0.35)	0.03
Total from Investment Operations	0.16		1.04	0.11	0.08	0.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)		(0.43)	(0.43)	(0.43)	(0.46)
From net realized gains	(0.18)		– (1)	–	(0.06)	(0.04)
Total Distributions Paid	(0.61)		(0.43)	(0.43)	(0.49)	(0.50)
Net Asset Value, End of Year	$10.35		$10.80	$10.19	$10.51	$10.92
Total Return(2)	1.44%		10.38%	1.07%	0.74%	4.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$114,389		$156,222	$135,296	$131,867	$111,482
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.74	%(3)(4)	0.75%	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.97%		0.93%	0.90%	0.90%	0.92%
Net investment income, net of reimbursements and credits	3.94	%(4)	4.06%	4.16%	4.01%	4.14%
Net investment income, before reimbursements and credits	3.71%		3.88%	4.01%	3.86%	3.97%
Portfolio Turnover Rate	144.16%		91.62%	53.88%	48.69%	48.72%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$8.10		$7.23	$8.89	$9.89	$9.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.34	0.42	0.42	0.42
Net realized and unrealized gains (losses)	(0.33)		0.87	(1.66)	(1.00)	0.20
Total from Investment Operations	0.02		1.21	(1.24)	(0.58)	0.62
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.34)	(0.42)	(0.42)	(0.42)
Total Distributions Paid	(0.35)		(0.34)	(0.42)	(0.42)	(0.42)
Net Asset Value, End of Year	$7.77		$8.10	$7.23	$8.89	$9.89
Total Return(1)	0.10%		16.90%	(14.29)%	(5.95)%	6.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$826,418		$799,779	$330,393	$378,832	$321,791
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.84	%(2)	0.85%	0.85%	0.85%	0.85%
Expenses, before reimbursements and credits	0.94%		0.95%	0.96%	0.97%	0.98%
Net investment income, net of reimbursements and credits	4.25	%(2)	4.24%	5.12%	4.53%	4.29%
Net investment income, before reimbursements and credits	4.15%		4.14%	5.01%	4.41%	4.16%
Portfolio Turnover Rate	25.00%		12.45%	33.97%	25.81%	13.20%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $102,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.30		$10.01	$10.05	$10.16	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.31	0.35	0.36	0.37
Net realized and unrealized gains (losses)	(0.18)		0.37	(0.04)	(0.09)	0.07
Total from Investment Operations	0.10		0.68	0.31	0.27	0.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.31)	(0.35)	(0.36)	(0.37)
From net realized gains	(0.17)		(0.08)	–	(0.02)	(0.09)
Total Distributions Paid	(0.45)		(0.39)	(0.35)	(0.38)	(0.46)
Net Asset Value, End of Year	$9.95		$10.30	$10.01	$10.05	$10.16
Total Return(1)	0.98%		6.94%	3.02%	2.75%	4.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,691,614		$1,646,105	$1,200,669	$752,080	$639,954
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.72	%(2)	0.75%	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.86%		0.86%	0.84%	0.85%	0.85%
Net investment income, net of reimbursements and credits	2.70	%(2)	2.98%	3.49%	3.58%	3.60%
Net investment income, before reimbursements and credits	2.56%		2.87%	3.40%	3.48%	3.50%
Portfolio Turnover Rate	105.88%		111.53%	135.72%	266.10%	281.30%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $522,000, which represents 0.03 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$10.49		$10.33	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.18	0.27	0.19
Net realized and unrealized gains (losses)	(0.01)		0.16	0.16	0.17
Total from Investment Operations	0.13		0.34	0.43	0.36
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)		(0.18)	(0.27)	(0.19)
From net realized gains	–	(2)	– (2)	–	–
Total Distributions Paid	(0.14)		(0.18)	(0.27)	(0.19)
Net Asset Value, End of Period	$10.48		$10.49	$10.33	$10.17
Total Return(3)	1.21%		3.29%	4.31%	3.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,413,570		$1,319,330	$736,270	$173,186
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.66	%(5)	0.70%	0.70%	0.70%
Expenses, before reimbursements and credits	0.79%		0.79%	0.80%	0.89%
Net investment income, net of reimbursements and credits	1.28	%(5)	1.63%	2.63%	3.07%
Net investment income, before reimbursements and credits	1.15%		1.54%	2.53%	2.88%
Portfolio Turnover Rate	17.72%		10.07%	25.93%	10.58%

(1)	Commenced investment operations on August 22, 2007.
(2)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $547,000, which represents 0.04 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.55		$10.03	$10.16	$10.45	$10.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39		0.40	0.40	0.40	0.42
Net realized and unrealized gains (losses)	(0.41)		0.53	(0.13)	(0.26)	0.08
Total from Investment Operations	(0.02)		0.93	0.27	0.14	0.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.39)		(0.40)	(0.40)	(0.40)	(0.42)
From net realized gains	(0.19)		(0.01)	–	(0.03)	(0.10)
Total Distributions Paid	(0.58)		(0.41)	(0.40)	(0.43)	(0.52)
Net Asset Value, End of Year	$9.95		$10.55	$10.03	$10.16	$10.45
Total Return(1)	(0.26)%		9.38%	2.73%	1.35%	4.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$932,820		$1,069,787	$891,908	$708,359	$580,587
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.74	%(2)	0.75%	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.86%		0.85%	0.85%	0.85%	0.86%
Net investment income, net of reimbursements and credits	3.70	%(2)	3.83%	4.00%	3.87%	3.97%
Net investment income, before reimbursements and credits	3.58%		3.73%	3.90%	3.77%	3.86%
Portfolio Turnover Rate	116.83%		122.57%	166.83%	278.36%	260.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $115,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0%

Arizona – 95.0%

Arizona Board Regents University System Revenue Bonds, Series A,

5.00%, 6/1/19	$500	$558

5.00%, 6/1/21	500	543

Arizona School Facilities Board COP,

5.25%, 9/1/23	2,000	2,019

Arizona School Facilities Board Revenue Refunding Bonds, State School Trust (AMBAC Insured),

5.00%, 7/1/18	1,500	1,598

Arizona State University COP, Research Infrastructure Projects (AMBAC Insured),

5.00%, 9/1/30	2,000	1,940

Arizona State University Revenue Refunding Bonds (AMBAC Insured),

5.00%, 7/1/27	1,450	1,440

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured),

5.00%, 7/1/23	1,000	1,018

Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (Assured Guaranty Insured),

5.00%, 7/1/22	1,345	1,427

Coconino County Community College District G.O. Unlimited Refunding Bonds,

5.00%, 7/1/18	650	720

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds,

5.50%, 7/1/28	1,000	1,036

Glendale G.O. Unlimited Bonds,

2.00%, 7/1/18	2,600	2,399

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured),

5.00%, 7/1/25	2,000	2,060

Glendale Water & Sewer Revenue Bonds, Sub Lien (AMBAC Insured),

5.00%, 7/1/28	2,000	2,001

Goodyear G.O. Unlimited Bonds (NATL-RE Insured),

5.00%, 7/1/18	640	700

Goodyear Public Improvement Corporation Municipal Facilities Revenue Bonds,

6.00%, 7/1/31	1,000	1,043

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0% continued

Arizona – 95.0% continued

Goodyear Water & Sewer Revenue Bonds, Subordinated Lien Obligation (AGM Insured),

5.25%, 7/1/31	$1,000	$982

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail,

5.00%, 8/1/28	2,000	1,939

5.25%, 8/1/31	1,005	971

Greater Development Authority Infrastructure Revenue Bonds, Series A,

4.13%, 8/1/19	630	623

Maricopa County Community College District G.O. Unlimited Bonds, Series C,

3.00%, 7/1/22	2,000	1,830

Maricopa County Elementary School District No. 1 Phoenix Elementary G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010,

4.00%, 7/1/16	500	542

Maricopa County Elementary School District No. 1 Phoenix Elementary G.O. Unlimited Bonds, Series B, School Improvement Project of 2006,

4.50%, 7/1/21	1,190	1,223

Maricopa County Elementary School District No. 8 Osborn G.O. Limited Refunding Bonds, (NATL-RE FGIC Insured),

4.70%, 7/1/14	1,000	1,079

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006,

5.00%, 7/1/15	680	751

Maricopa County Unified High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured),

5.25%, 7/1/18	225	255

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project,

3.00%, 7/1/17	2,000	1,981

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005,

4.00%, 7/1/17	1,000	1,062

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0% continued

Arizona – 95.0% continued

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006,

5.00%, 7/1/27	$1,000	$1,005

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010,

4.00%, 7/1/22	1,040	1,026

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement,

5.00%, 7/1/23	175	185

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2002 (AGM Insured),

5.25%, 7/1/15	1,000	1,092

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured),

5.00%, 7/1/27	500	506

Mesa Arizona Utility System Revenue Refunding Bonds (NATL-RE FGIC Insured),

5.00%, 7/1/18	3,015	3,314

5.00%, 7/1/19	1,510	1,653

Mesa G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured),

5.00%, 7/1/18	150	167

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured),

5.00%, 7/1/23	1,000	1,050

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (Assured Guaranty Insured),

5.50%, 7/1/21	1,000	1,103

5.00%, 7/1/23	1,000	1,044

Northern University COP, University Research Projects (AMBAC Insured),

5.00%, 9/1/26	400	381

Northern University Revenue Refunding Bonds (NATL-RE FGIC Insured), Escrow to Maturity,

5.25%, 6/1/15	565	649

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0% continued

Arizona – 95.0% continued

Northern University System Revenue Refunding Bonds, Unrefunded Balance (NATL-RE FGIC Insured),

5.25%, 6/1/15	$435	$479

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien,

3.00%, 7/1/18	1,000	939

4.00%, 7/1/19	600	589

3.50%, 7/1/20	1,300	1,209

5.00%, 7/1/34	3,435	3,185

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B, Senior Lien (AMT),

5.25%, 7/1/16	1,000	1,090

Phoenix Civic Improvement Corp. Excise TRB, Subseries A (NATL-RE Insured),

4.75%, 7/1/24	1,250	1,274

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured),

5.00%, 7/1/21	1,500	1,578

5.00%, 7/1/29	1,010	1,016

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien,

5.50%, 7/1/20	1,690	1,894

5.50%, 7/1/21	1,080	1,197

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE FGIC Insured),

5.50%, 7/1/17	3,500	3,681

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien,

5.00%, 7/1/22	1,000	1,078

5.00%, 7/1/39	530	522

Phoenix G.O. Limited Refunding Bonds, Series B,

5.00%, 7/1/20	3,000	3,266

Phoenix Variable Purpose G.O. Unlimited Refunding Bonds, Series B, Prerefunded,

5.38%, 7/1/12	420	446

Phoenix Variable Purpose G.O. Unlimited Refunding Bonds, Unrefunded Balance,

5.38%, 7/1/20	580	604

Pima County Streets & Highway Revenue Bonds,

4.00%, 7/1/22	1,970	1,913

4.00%, 7/1/23	500	479

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0% continued

Arizona – 95.0% continued

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 7/1/22	$1,000	$1,078

Rio Nuevo Multipurpose Facilities District Excise TRB, Sub Lien, (Assured Guaranty Insured),

5.25%, 7/15/16	1,000	1,117

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, Salt River Project,

5.00%, 1/1/37	2,005	1,959

Scottsdale Municipal Property Corp. Excise Refunding TRB,

5.00%, 7/1/30	2,675	2,771

Scottsdale Municipal Property Corp. Excise TRB, Water & Sewer Improvements Project,

4.00%, 7/1/24	1,775	1,715

Scottsdale Preserve Authority Excise Refunding TRB,

5.25%, 7/1/21	2,000	2,227

Tempe G.O. Unlimited Bonds,

5.00%, 7/1/21	795	847

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured),

5.00%, 12/1/23	1,135	1,078

Tucson COP (Assured Guaranty Insured),

5.00%, 7/1/26	1,000	1,009

5.00%, 7/1/29	1,000	987

Tucson Water Revenue Bonds, Series 2005-B (AGM Insured),

5.00%, 7/1/25	1,590	1,633

Tucson Water System Revenue Bonds, Series A,

4.40%, 7/1/24	2,400	2,305

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured),

5.00%, 7/1/23	1,000	1,026

5.00%, 7/1/28	1,945	1,946

Yuma Municipal Property Corp. Revenue Bonds, Series D (XLCA Insured),

5.00%, 7/1/17	1,100	1,177
		96,229

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.0% continued

Puerto Rico – 3.0%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC-TCRS Insured),

5.75%, 7/1/20	$1,500	$1,516

Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriated, (AMBAC Insured), Escrowed to Maturity,

5.50%, 8/1/27	1,350	1,563
		3,079
Total Municipal Bonds
(Cost $99,046)		99,308

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 1.1%
Northern Institutional Funds - Tax-Exempt Portfolio (1)(2)	1,053,008	$1,053
Total Investment Companies
(Cost $1,053)		1,053
Total Investments – 99.1%
(Cost $100,099)		100,361
Other Assets less Liabilities – 0.9%		957
NET ASSETS – 100.0%		$101,318

(1)	At March 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $1,562,000 with net sales of approximately $509,000 during the fiscal year ended March 31, 2011.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.1%
General	21.1
General Obligation	13.9
School District	15.3
Utilities	5.9
Water	18.9
All other sectors less than 5%	16.8

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	19.4%
AA	58.4
A	16.2
BBB	3.1
Not Rated	2.0
Cash and Equivalents	0.9

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Arizona Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$99,308	(1)	$–	$99,308

Investment Companies	1,053	–		–	1,053

Total Investments	$1,053	$99,308		$–	$100,361

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4%

California – 89.4%

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (NATL-RE FGIC Insured),

5.00%, 8/1/17	$3,500	$3,521

5.00%, 8/1/17	2,650	2,688

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 8/1/27	1,500	1,497

California Educational Facilities Authority Revenue Bonds, Series Q, Stanford University,

5.25%, 12/1/32	2,500	2,537

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services,

5.50%, 10/1/17	1,100	1,254

California Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center,

5.00%, 11/15/13	1,000	1,069

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute,

5.75%, 7/1/30	1,000	1,000

California State Department of Water Resources Power Supply Revenue Bonds, Series A (AMBAC Insured), Prerefunded,

5.50%, 5/1/12	1,000	1,065

California State Department of Water Resources Power Supply Revenue Bonds, Series A (AMBAC Insured), Unrefunded Balance,

5.50%, 5/1/13	500	530

California State Department of Water Resources Power Supply Revenue Bonds, Series A, Prerefunded,

5.38%, 5/1/12	745	793

California State Department of Water Resources Power Supply Revenue Bonds, Series L,

5.00%, 5/1/19	5,000	5,605

California State Department of Water Resources Power Supply Revenue Bonds, Series M,

5.00%, 5/1/18	2,000	2,245

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A,

5.00%, 7/1/19	5,000	5,518

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

California State G.O. Unlimited Bonds,

4.00%, 11/1/16	$380	$406

5.00%, 11/1/16	740	830

5.00%, 11/1/21	340	359

California State G.O. Unlimited Bonds, Series-2007 (FGIC Insured), Unrefunded Balance,

5.38%, 6/1/26	2,255	2,256

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL-RE FGIC Insured),

4.75%, 2/1/19	85	85

California State G.O. Unlimited Various Purpose Bonds,

5.50%, 4/1/19	1,000	1,124

California State Public Works Board Lease Revenue Bonds, Series A, Department of Mental Health-Coalinga,

5.25%, 6/1/13	4,835	5,075

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice,

5.25%, 11/1/16	1,000	1,009

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Department of Corrections State Prisons (AMBAC Insured),

5.25%, 12/1/13	1,250	1,303

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University,

5.25%, 10/1/14	3,545	3,552

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation,

5.00%, 6/1/19	2,000	2,054

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured),

5.00%, 1/1/19	1,300	1,317

California State Revenue Anticipation Notes, Series A-2,

3.00%, 6/28/11	3,000	3,017

California State University Revenue Bonds, Series A, Systemwide (NATL-RE FGIC Insured),

5.00%, 11/1/30	2,500	2,320

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

California Statewide Communities Development Authority Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured),

5.00%, 8/1/12	$1,775	$1,834

California Statewide Communities Development Authority Revenue COP, John Muir/Mount Diablo Health System (NATL-RE Insured),

5.50%, 8/15/12	1,745	1,797

Carlsbad Unified School District G.O. Unlimited Bonds,

6.10%, 5/1/19 (1)	1,250	835

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election 2006 (NATL-RE Insured),

5.25%, 8/1/32	1,500	1,501

Claremont Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/28	1,000	992

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity,

7.50%, 5/1/14	1,000	1,199

Corona-Norco Unified School District Capital Appreciation G.O. Unlimited Bonds (Assured Guaranty Insured),

8.90%, 8/1/24 (1)	1,000	430

Duarte Redevelopment Agency SFM Revenue Refunding Bonds, Series B, Mortgage Backed Securities Program (Collateralized by FNMA), Escrowed to Maturity,

6.88%, 10/1/11	950	981

East Bay Municipal Utility District Water System Subordinated Revenue Refunding Bonds, Series A,

5.00%, 6/1/30	1,000	1,021

Eastern Municipal Water District Water & Sewer Revenue COP, Series H,

5.00%, 7/1/33	2,000	1,904

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured),

4.00%, 8/1/18	1,215	1,248

6.25%, 8/1/29	3,500	3,657

Escondido Revenue COP (AMBAC Insured),

4.00%, 9/1/17	500	506

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

Foothill-Eastern Transportation Corridor Agency Toll Road Capital Appreciation Revenue Bonds, Series A, Senior Lien, Escrowed to Maturity,

4.92%, 1/1/20 (1)	$2,150	$1,622

Fremont Union High School District G.O. Unlimited Bonds, Series A, Election 2008,

5.38%, 8/1/44	1,500	1,483

Fremont-Newark Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded,

5.38%, 8/1/11	1,350	1,386

5.38%, 8/1/11	625	642

Gilroy Unified School District G.O. Unlimited Bonds, Anticipation Notes, Measure P,

5.00%, 4/1/13	2,000	2,109

Glendale Unified School District G.O. Unlimited Bonds, Series D (NATL-RE Insured), Prerefunded,

5.38%, 9/1/11	1,000	1,021

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured),

5.00%, 6/1/21	1,000	970

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed (AMBAC Insured), Prerefunded,

5.00%, 6/1/13	2,500	2,721

Hillsborough School District G.O. Unlimited Bonds, Anticipation Notes, Prerefunded,

3.88%, 9/1/11 (1)	2,000	1,858

Kern Community College District Refunding COP,

4.00%, 4/1/14	4,000	4,106

Long Beach G.O. Limited TRANS,

2.00%, 9/30/11	2,395	2,414

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008,

5.50%, 8/1/27	850	898

Los Altos School District G.O. Unlimited Refunding Bonds (AMBAC Insured),

5.00%, 8/1/19	2,000	2,149

Los Angeles County G.O. Unlimited TRANS,

2.00%, 6/30/11	100	100

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

Los Angeles Department of International Airports Revenue Bonds, Series D,

5.25%, 5/15/29	$5,000	$5,098

Los Angeles Department of International Airports Revenue Bonds, Subseries B,

5.00%, 5/15/22	955	996

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series B,

5.00%, 7/1/17	1,215	1,377

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured),

5.00%, 7/1/29	1,000	1,006

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 9/1/19	3,940	4,032

5.00%, 9/1/19	2,840	2,934

5.00%, 9/1/21	5,000	5,173

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, Election of 1997 (FGIC Insured), Prerefunded,

5.00%, 7/1/13	545	599

Los Angeles Unified School District G.O. Unlimited Refunding Bonds (NATL-RE Insured),

5.75%, 7/1/17	5,635	6,472

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured),

6.00%, 6/1/21	1,185	1,422

Marin County COP,

3.00%, 8/1/21	1,595	1,410

4.00%, 8/1/23	1,140	1,066

Metropolitan Water District of Southern California Authorization Waterworks Revenue Bonds, Series B-2 (NATL-RE FGIC Insured),

5.00%, 10/1/26	2,000	2,077

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured),

5.25%, 11/1/18	1,000	1,075

Mojave Water Agency COP, Series A,

5.00%, 6/1/20	355	377

5.00%, 6/1/23	665	678

Newark Unified School District Capital Appreciation G.O. Unlimited Bonds, Series D, Election of 1997 (AGM Insured),

7.86%, 8/1/24 (1)	2,430	1,044

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

Northern California Power Agency Capital Facilities Revenue Refunding Bonds, Series A,

5.25%, 8/1/24	$1,500	$1,550

Northern California Power Agency Revenue Bonds, Series A,

5.00%, 7/1/18	1,500	1,661

Orange County Public Financing Authority Lease Revenue Refunding Bonds (NATL-RE Insured),

5.00%, 7/1/16	3,110	3,464

Orange County Water District Revenue COP, Series B (NATL-RE Insured), Prerefunded,

5.38%, 8/15/13	1,000	1,112

Pasadena Refunding COP, Series C,

4.75%, 2/1/38	2,000	1,801

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 11/1/18	2,500	2,741

5.00%, 11/1/19	2,275	2,460

Poway Unified School District G.O. Unlimited Bonds, Series A, Election 2008, Improvement District No. 2007-1,

6.83%, 8/1/20 (1)	3,280	1,966

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured),

5.00%, 7/1/28	150	149

5.00%, 7/1/29	1,000	985

Rescue Union School District COP, (Assured Guaranty Insured), Escrowed to Maturity,

4.38%, 10/1/13	2,775	3,020

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured),

5.25%, 8/1/27	455	467

Sacramento County Airport System Senior Revenue Bonds,

5.00%, 7/1/28	1,500	1,453

Sacramento County COP, Animal Healthcare/Youth Detention (AMBAC Insured),

5.00%, 10/1/26	1,490	1,395

Sacramento Municipal Utility District Electric Revenue Bonds, Series U (AGM Insured),

5.00%, 8/15/19	1,000	1,099

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Project,

3.25%, 3/1/16	$2,195	$2,160

4.00%, 3/1/19	1,150	1,109

4.25%, 3/1/20	1,130	1,086

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A,

4.00%, 5/15/20	1,495	1,519

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B,

5.00%, 5/15/20	5,000	5,427

5.00%, 5/15/21	1,205	1,291

San Diego Regional Building Authority Lease Revenue Bonds, Series A, County Operations Center and Annex,

4.00%, 2/1/19	3,615	3,707

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election 1998 (AGM Insured),

5.50%, 7/1/27	1,500	1,626

San Francisco City & County COP, Series B, Multiple Capital Improvement Projects,

4.75%, 4/1/30	1,500	1,393

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series A (NATL-RE Insured),

5.00%, 11/1/25	2,750	2,761

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series A (NATL-RE Insured), Prerefunded,

5.00%, 11/1/12	4,000	4,280

San Francisco City and County COP, Series A, Multiple Capital Improvement Projects,

5.00%, 4/1/15	2,740	2,976

San Francisco State Building Authority Lease Revenue Refunding Bonds, Series A, California State and San Francisco Civic Center (NATL-RE FGIC Insured),

5.00%, 12/1/15	2,000	2,147

San Francisco Unified School District G.O. Unlimited Bonds, Series E, Election 2006,

5.00%, 6/15/22	2,615	2,854

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured),

5.38%, 8/1/18	$180	$188

San Joaquin County Transportation Authority Sales TRB, Series A, Limited Tax Measure K,

5.00%, 3/1/27	4,000	4,015

5.75%, 3/1/28	2,000	2,113

San Joaquin Hills Transportation Corridor Agency Toll Road Revenue Bonds, Senior Lien, Escrowed to Maturity,

5.99%, 1/1/23 (1)	5,000	3,187

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured),

5.25%, 3/1/16	1,000	1,002

San Jose Redevelopment Agency Tax Allocation Bonds, Series A (NATL-RE Insured),

5.00%, 8/1/15	3,070	3,116

San Jose Redevelopment Agency Tax Allocation Refunding Bonds, Series A, Merged Area Redevelopment Project (NATL-RE Insured),

4.25%, 8/1/15	5,000	4,903

San Jose Unified School District G.O. Unlimited Capital Appreciation Bonds, Series A (FGIC Insured), Escrowed to Maturity,

2.85%, 8/1/17 (1)	1,350	1,152

San Marcos PFA Revenue Bonds, Custom Receipts, Escrowed to Maturity,

6.74%, 7/1/11 (1)	1,000	999

San Mateo County Community College District G.O. Unlimited Bonds, Series A, Election of 2001 (NATL-RE FGIC Insured),

5.00%, 9/1/21	1,000	1,045

San Mateo County Transportation District Sales Refunding TRB, Series A (NATL-RE Insured),

4.75%, 6/1/28	3,785	3,820

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election 2008,

5.50%, 8/1/30	2,000	2,038

Santa Rosa City Wastewater Revenue Bonds, Series A (AGM Insured),

5.25%, 9/1/27	1,255	1,277

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

Sequoia Union High School District G.O. Unlimited Bonds, Series A, Election 2008,

5.00%, 7/1/32	$1,500	$1,484

South Orange County Public Financing Authority Special Refunding TRB, Series A, Foothill Area (NATL-RE FGIC Insured),

5.25%, 8/15/14	1,295	1,401

5.25%, 8/15/18	2,500	2,590

Southern California Public Power Authority Capital Appreciation Subordinate Revenue Refunding Bonds, Southern Transmission Project,

7.86%, 7/1/14 (1)	1,000	913

Southern California Public Power Authority Project Revenue Bonds,

6.75%, 7/1/12	1,700	1,819

Southern California Public Power Authority Revenue Bonds, Series A,

5.00%, 7/1/29	1,765	1,732

Southern California Public Power Authority Revenue Bonds, Windy Point/ Windy Flats Project 2010-1,

5.00%, 7/1/30	2,500	2,503

Southern California Public Power Authority Transmission Project Revenue Bonds, Series A,

5.00%, 7/1/15	5,000	5,585

University of California Revenue Bonds, Series A, Limited Project (NATL-RE Insured),

4.75%, 5/15/26	1,580	1,577

University of California Revenue Bonds, Series C (NATL-RE Insured),

4.75%, 5/15/20	2,850	2,921

4.75%, 5/15/31	1,250	1,179

University of California Revenue Bonds, Series E, Limited Project,

4.00%, 5/15/18	3,165	3,373

3.00%, 5/15/20	3,975	3,802

University of California Revenue Bonds, Series F (AGM Insured),

4.75%, 5/15/24	200	202

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election,

5.25%, 8/1/27	2,125	2,144

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 89.4% continued

Ventura County Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2002,

6.76%, 8/1/17 (1)	$1,615	$1,228

7.34%, 8/1/18 (1)	1,635	1,150

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002,

5.50%, 8/1/33	1,000	1,025

West Valley-Mission Community College District Capital Appreciation G.O. Unlimited Bonds, Series B,

4.56%, 8/1/16 (1)	1,115	920

Western Riverside County Water & Wastewater Financing Authority Revenue Bonds, Western Municipal Water Distribution Improvement Project (Assured Guaranty Insured),

5.13%, 9/1/29	1,645	1,648
		259,959

Puerto Rico – 3.0%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured),

5.75%, 7/1/20	1,500	1,516

Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series ZZ,

5.00%, 7/1/17	5,000	5,271

Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Prerefunded Commonwealth Appropriation (AMBAC Insured), Escrowed to Maturity,

5.50%, 8/1/27	1,550	1,794
		8,581
Total Municipal Bonds
(Cost $267,299)		268,540

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.2%
Northern Funds – California Municipal Money Market Fund (2)(3)	15,190,968	$15,191
Total Investment Companies
(Cost $15,191)		15,191

Total Investments – 97.6%
(Cost $282,490)		283,731
Other Assets less Liabilities – 2.4%		7,084
NET ASSETS – 100.0%		$290,815

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund.
(3)	The Fund had approximately $15,191,000 of net purchases in the California Municipal Money Market Fund of the Northern Funds during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	9.4%
Financials	5.3
General	20.1
General Obligation	12.0
Higher Education	7.1
Power	11.4
School District	14.7
Water	6.2
All other sectors less than 5%	13.8

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	7.3%
AA	59.7
A	19.9
BBB	1.8
Not rated	1.1
Cash and Equivalents	6.5
SP1/MIG1	3.7

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$268,540	(1)	$–	$268,540

Investment Companies	15,191	–		–	15,191

Total Investments	$15,191	$268,540		$–	$283,731

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4%

California – 92.4%

Alhambra Unified School District Elementary Schools Improvement District G.O. Unlimited Bonds, Series A, Election 2008 (Assured Guaranty Insured),

5.50%, 8/1/33	$1,000	$1,003

Anaheim Union High School District Capital Appreciation G.O. Unlimited Bonds, Election 2002 (NATL-RE Insured),

10.97%, 8/1/28 (1)	575	176

Bay Area Governments Association Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes (NATL-RE FGIC Insured),

5.00%, 8/1/17	2,500	2,536

Brentwood Infrastructure Financing Authority Water Revenue Bonds,

5.75%, 7/1/38	3,595	3,650

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 8/1/27	1,500	1,497

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute,

5.75%, 7/1/30	250	250

California Infrastructure & Economic Development Bank Revenue Bonds, USC-SOTO Office Building Project,

4.00%, 12/1/28	640	562

4.13%, 12/1/29	990	869

California State G.O. Unlimited Bonds, Unrefunded Balance,

5.13%, 6/1/24	25	25

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9,

6.00%, 4/1/25	1,400	1,446

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Projects (AMBAC Insured),

5.63%, 3/1/16	980	982

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation,

5.00%, 6/1/19	500	513

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 92.4% continued

California State University Foundation Revenue Bonds, Series A, Sacramento Auxiliary (NATL-RE Insured), Prerefunded,

5.50%, 10/1/12	$500	$537

5.50%, 10/1/12	500	537

California State University Systemwide Revenue Bonds, Series A (NATL-RE FGIC Insured),

5.00%, 11/1/30	2,500	2,320

California Statewide Communities Development Authority Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured),

5.63%, 8/1/34	1,000	869

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election 2004 (AMBAC Insured),

5.00%, 8/1/30	850	819

Claremont Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/28	1,000	992

Corona-Norca Unified School District G.O. Unlimited Bonds, Series C, Election 2006 (AGM Insured),

5.50%, 8/1/39	500	491

East Bay Municipal Utility District Water System Subordinated Revenue Refunding Bonds, Series A,

5.00%, 6/1/30	1,000	1,021

El Dorado Irrigation District and Water Agency COP, Series A (Assured Guaranty Insured),

6.25%, 8/1/29	1,500	1,567

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election 2008,

5.38%, 8/1/44	3,500	3,460

Huntington Beach Union High School District G.O. Unlimited Bonds, Election 2004 (AGM Insured),

5.00%, 8/1/27	750	748

Lemoore Union High School District G.O. Unlimited Bonds (AMBAC Insured),

6.00%, 1/1/12	200	204

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008,

5.50%, 8/1/27	1,000	1,056

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 92.4% continued

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity,

7.60%, 10/1/18	$30	$36

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A-1 (NATL-RE Insured),

4.50%, 1/1/28	1,700	1,522

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series A (NATL-RE Insured),

5.00%, 6/1/21	3,000	3,055

Marin County COP,

4.00%, 8/1/29	1,205	998

4.00%, 8/1/30	1,035	839

4.25%, 8/1/33	1,605	1,312

4.25%, 8/1/34	1,575	1,276

Modesto Irrigation District Capital Improvements COP, Series A,

5.75%, 10/1/29	1,500	1,526

6.00%, 10/1/39	2,000	2,014

Modesto Irrigation District Capital Improvements Projects Refunding COP, Series B,

5.30%, 7/1/22	1,355	1,358

Mount Diablo Unified School District No. 202 G.O. Unlimited Bonds, Election of 2002 (NATL-RE Insured),

5.00%, 6/1/31	5,000	4,732

Natomas Unified School District G.O. Unlimited Bonds, Series B, Election 2002 (NATL-RE FGIC Insured),

5.00%, 9/1/27	1,000	934

New Haven Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.75%, 8/1/20	320	336

Northern California Power Agency Revenue Bonds, Series A,

5.00%, 7/1/19	1,000	1,097

Oceanside Unified School District G.O Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/28	1,500	1,488

Palomar Pomerado Health Convertible Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured),

3.52%, 8/1/38 (1)	5,000	2,967

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 92.4% continued

Pasadena City Refunding COP, Series C,

4.75%, 2/1/38	$2,490	$2,242

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 11/1/18	2,500	2,741

5.00%, 11/1/19	2,000	2,162

Placentia-Yorba Linda Unified School District G.O. Unlimited Bonds, Series B, 2002 Election (NATL-RE FGIC Insured),

5.50%, 8/1/27	1,500	1,546

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured),

5.25%, 8/1/27	850	872

Sacramento County Airport Systems Revenue Bonds, Senior Series B,

5.00%, 7/1/23	985	991

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds (AMBAC Insured),

5.00%, 12/1/27	1,500	1,482

San Diego County Water Authority Revenue COP, Series 2008 A (AGM Insured),

5.00%, 5/1/38	2,000	1,887

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Projects,

5.00%, 9/1/28	2,885	2,643

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A,

5.00%, 5/15/28	1,500	1,508

San Francisco City & County COP, Series B, Multiple Capital Improvement Projects,

4.75%, 4/1/30	2,295	2,132

San Francisco City & County International Airport Commission Revenue Bonds, Second Series Issue 15B (NATL-RE Insured),

4.50%, 5/1/28	1,520	1,415

San Francisco State Building Authority Lease Revenue Bonds, Series A, Department of General Services Lease,

5.00%, 10/1/13	2,675	2,759

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 92.4% continued

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured),

5.38%, 8/1/19	$200	$208

5.38%, 8/1/20	225	235

San Joaquin County Transportation Authority Measure K Sales Limited TRB, Series A,

5.00%, 3/1/27	700	703

5.25%, 3/1/31	1,275	1,269

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured),

5.25%, 3/1/16	440	441

San Jose Unified School District Santa Clara County G.O. Unlimited Bonds, Series A (AGM Insured),

5.38%, 8/1/19	500	512

San Mateo County Transportation District Sales Tax Revenue Refunding Bonds, Series A (NATL-RE Insured),

4.75%, 6/1/28	1,000	1,009

Santa Clara Electric Revenue Refunding Bonds, Series A,

6.00%, 7/1/31	1,195	1,248

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured),

5.25%, 9/1/16	35	38

Sequoia Union High School District G.O. Unlimited Bonds, Series A, Election 2008,

5.00%, 7/1/32	2,000	1,979

Southern California Public Power Authority Revenue Bonds, Series 1, Milford Wind Corridor Project,

5.00%, 7/1/28	2,050	2,045

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project,

6.00%, 7/1/27	2,520	2,721

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center,

6.00%, 6/1/22	500	508

University of California General Revenue Bonds, Series J (AGM Insured),

4.50%, 5/15/31	2,970	2,641

University of California Revenue Bonds, Series L, Regents University,

4.75%, 5/15/33	2,500	2,329

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.4% continued

California – 92.4% continued

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election,

5.25%, 8/1/27	$2,500	$2,523

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002,

5.50%, 8/1/33	4,065	4,168

Vista Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured),

5.38%, 8/1/16	100	105

5.38%, 8/1/17	190	199

Walnut Valley Unified School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured),

7.20%, 2/1/16	755	793

Western Riverside County Water and Wastewater Finance Authority Revenue Bonds, Municipal Water Distribution Improvement Project (Assured Guaranty Insured),

5.13%, 9/1/29	2,000	2,003
		105,677
Total Municipal Bonds
(Cost $105,606)		105,677

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.6%
Northern Funds – California Municipal Money Market Fund (2)(3)	7,587,008	$7,587
Total Investment Companies
(Cost $7,587)		7,587

Total Investments – 99.0%
(Cost $113,193)		113,264
Other Assets less Liabilities – 1.0%		1,125
NET ASSETS – 100.0%		$114,389

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	The Fund had approximately $7,587,000 of net purchases in the California Municipal Money Market Fund of the Northern Funds during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2011

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.5%
Financials	6.7
General	17.7
General Obligation	8.4
Higher Education	10.3
Power	6.3
School District	27.4
Water	9.5
All other sectors less than 5%	7.2

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	1.7%
AA	63.5
A	26.3
BBB	1.7
Not rated	0.2
Cash and Equivalents	6.6

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$105,677	(1)	$–	$105,677

Investment Companies	7,587	–		–	7,587

Total Investments	$7,587	$105,677		$–	$113,264

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1%

Alabama – 1.2%

Alabama State Port Authority Docks Facilities Revenue Bonds,

6.00%, 10/1/40	$6,845	$6,652

Butler Industrial Development Board Solid Waste Disposal Revenue Refunding Bonds (AMT), Georgia-Pacific Corp. Project,

5.75%, 9/1/28	1,000	925

Camden Industrial Development Board Exempt Facilities Revenue Bonds, Series A, Weyerhaeuser Company, Prerefunded,

6.13%, 12/1/13	1,000	1,132

Selma Industrial Development Board Gulf Opportunity Zone Revenue Bonds, International Paper Co. Project,

5.80%, 5/1/34	1,000	960
		9,669

Alaska – 0.1%

Alaska Industrial Development & Export Authority Community Provider Revenue Bonds, Boys & Girls Home,

5.88%, 12/1/27	1,500	825

Arizona – 4.5%

Arizona Health Care Facilities Authority Revenue Bonds, Beatitudes Campus Project,

5.20%, 10/1/37	2,800	1,961

Flagstaff IDA Revenue Refunding Bonds, Northern Arizona Senior Living Community Project,

5.70%, 7/1/42	3,000	2,249

Glendale IDA Revenue Bonds, Midwestern University,

5.13%, 5/15/40	4,000	3,520

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service Company of New Mexico Palo Verde Project,

6.25%, 1/1/38	4,000	3,994

Navajo County Pollution Control Corp. Revenue Bonds, Series B, Arizona Public Service Company,

5.50%, Mandatory Put 6/1/14	3,550	3,796

Navajo County Pollution Control Corp. Revenue Bonds, Series C, Arizona Public Service Company,

5.50%, Mandatory Put 6/1/14	1,150	1,230

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 95.1% continued

Arizona – 4.5% continued

Navajo County Pollution Control Corp. Revenue Bonds, Series E, Arizona Public Service Company,

5.75%, Mandatory Put 6/1/16	$3,250	$3,401

Peoria IDA Revenue Refunding Bonds, Series A, Sierra Winds Life,

6.25%, 8/15/20	500	480

Phoenix Airport Civic Improvement Corp. Revenue Bonds, Series A, Junior Lien,

5.00%, 7/1/40	5,000	4,434

Pima County IDA Revenue Bonds, Series A Tucson Electric Power Co.,

5.25%, 10/1/40	1,000	876

Pima County IDA Revenue Bonds, Tucson Electric Power Co.,

5.75%, 9/1/29	5,000	4,878

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A,

5.00%, 1/1/33	3,000	3,010

5.00%, 1/1/38	3,250	3,166
		36,995

Arkansas – 0.1%

Little Rock Hotel & Restaurant Gross Receipts Tax Revenue Refunding Bonds,

7.38%, 8/1/15	430	472

California – 6.3%

California Educational Facilities Authority Revenue Bonds, Dominican University,

5.00%, 12/1/25	890	771

5.00%, 12/1/36	2,000	1,530

California Municipal Finance Authority COP, Community Hospitals of Central California,

5.50%, 2/1/39	4,000	3,236

California Municipal Finance Authority Revenue Bonds, Series A, University of La Vern,

6.13%, 6/1/30	3,300	3,193

6.25%, 6/1/40	1,000	934

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A,

5.00%, 7/1/20	4,000	4,310

California State Public Works Board Lease Revenue Bonds, Series C, Department of Corrections,

5.50%, 6/1/15	1,000	1,059

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

California – 6.3% continued

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University,

5.50%, 11/1/38	$2,000	$1,601

Chula Vista IDR Bonds, Series D, San Diego Gas,

5.88%, 1/1/34	3,000	3,089

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A1,

5.75%, 6/1/47	9,675	6,447

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-5, Prerefunded,

7.88%, 6/1/13	500	573

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series B, Prerefunded,

5.50%, 6/1/13	1,000	1,096

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A,

5.25%, 5/15/39	3,165	3,035

San Francisco City & County International Airports Commission Revenue Bonds, Series E,

6.00%, 5/1/39	5,000	5,181

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B,

5.00%, 11/1/39	5,000	4,683

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project-1,

5.00%, 7/1/30	6,000	5,756

University of California Revenue Bonds, Series O,

5.25%, 5/15/39	5,590	5,446
		51,940

Colorado – 2.5%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded,

6.50%, 11/15/11	500	524

Copperleaf Metropolitan District No. 2 G.O. Limited Bonds,

5.85%, 12/1/26	2,000	1,455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Colorado – 2.5% continued

Denver City & County Airport System Revenue Bonds, Series A,

5.25%, 11/15/36	$5,000	$4,822

E-470 Public Highway Authority Revenue Bonds, Series C1 (NATL-RE Insured),

5.50%, 9/1/24	1,000	941

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Primary G.O. Limited Bonds, Series A,

5.40%, 12/15/31	5,000	3,756

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners,

6.00%, 1/15/41	7,100	6,370

Stone Ridge Metropolitan District No. 2 G.O. Limited Tax Convertible Unlimited Bonds,

7.25%, 12/1/31	3,500	2,774
		20,642

Delaware – 0.8%

Delaware State Economic Development Authority Exempt Facilities Revenue Bonds, Indian River Power Gtd. NRG Energy Inc,

5.38%, 10/1/45	2,000	1,690

Delaware State Economic Development Authority Revenue Refunding Bonds, Gas Facilities Delmarva Power & Light Company Project,

5.40%, 2/1/31	5,000	4,840
		6,530

District of Columbia – 1.1%

District of Columbia Revenue Bonds Cesar Chavez Charter Schools for Public Policy Issue,

7.88%, 11/15/40	5,265	5,144

District of Columbia Revenue Bonds, Methodist Home Issue,

6.00%, 1/1/20	400	374

District of Columbia University Revenue Bonds, Series C, Georgetown University,

5.25%, Mandatory Put 4/1/23	3,500	3,620
		9,138

Florida – 9.0%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project,

7.50%, 11/1/20	3,430	3,573

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Florida – 9.0% continued

Broward County Airport System Revenue Refunding Bonds, Series O,

5.38%, 10/1/29	$4,980	$4,995

Capital Trust Agency Revenue Refunding Bonds, Series A, Air Cargo Aero Miami FX, LLC, Series A,

5.35%, 7/1/29	6,430	5,837

Citizens Property Insurance Corp. Revenue Bonds, Senior Secured Series A-1, High Risk Account,

5.25%, 6/1/17	3,500	3,655

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C,

7.05%, 5/1/15	400	405

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A,

5.75%, 10/1/27	3,290	3,506

Halifax Hospital Medical Center Revenue Refunding & Improvement Bonds, Series A,

5.25%, 6/1/26	2,300	2,162

5.38%, 6/1/46	4,500	3,858

Highlands County Health Facilities Authority Revenue Bonds, Series A, Adventist Health System/Sunbelt, Prerefunded,

6.00%, 11/15/11	1,250	1,305

Hillsborough County IDA PCR Variable Bonds, Series A, Tampa Electric Co. Project,

5.65%, 5/15/18	3,425	3,699

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Florida Proton Therapy Institution,

6.00%, 9/1/17	2,450	2,450

Lee County IDA IDR Bonds, Series A, Lee County Charter Foundation,

5.25%, 6/15/27	2,250	1,812

5.38%, 6/15/37	2,000	1,479

Miami-Dade County Aviation Revenue Bonds, Series B,

5.00%, 10/1/41	3,000	2,578

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A,

5.00%, 7/1/40	7,395	6,566

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Florida – 9.0% continued

Miami-Dade County Miami International Airport Aviation Revenue Bonds, Series A,

5.50%, 10/1/41	$4,000	$3,743

Orlando & Orange County Expressway Authority Revenue Bonds, Series A,

5.00%, 7/1/35	6,000	5,551

Orlando Utilities Commission System Revenue Refunding Bonds, Series B,

5.00%, 10/1/33	3,000	3,006

Seminole Tribe Gaming Division Revenue Bonds, Series 2010 A,

5.13%, 10/1/17 (1)(2)	4,000	3,864

Seminole Tribe Special Obligation Revenue Bonds, Series A,

5.75%, 10/1/22 (1)(2)	1,000	949

5.25%, 10/1/27 (1)(2)	2,000	1,661

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B,

5.50%, 11/1/10 (3)	160	56

Tampa Bay Water A Regional Supply Authority Utility System Revenue Bonds,

5.00%, 10/1/38	6,000	5,817

Verano Center Community Development District Special Assessment Bonds, Series B, District No. 1 Infrastructure Project,

5.00%, 11/1/12	605	470

Westchester Community Development District No. 1 Special Assessment Bonds, Community Infrastructure,

6.00%, 5/1/23	2,045	1,840
		74,837

Georgia – 3.7%

Athens-Clarke County Unified Government Water & Sewer Revenue Bonds,

5.50%, 1/1/38	3,500	3,566

Atlanta Tax Allocation Bonds, Princeton Lakes Project,

5.50%, 1/1/31	1,035	871

Atlanta Water & Wastewater Revenue Bonds, Series A,

6.00%, 11/1/23	1,400	1,547

6.25%, 11/1/39	5,000	5,177

Effingham County IDA PCR Refunding Bonds, Georgia Pacific Corp. Project,

6.50%, 6/1/31	3,950	3,962

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Georgia – 3.7% continued

Georgia State G.O. Unlimited Refunding Bonds, Series I,

5.00%, 7/1/19	$6,000	$6,960

Metropolitan Atlanta Rapid Transit Authority Sales TRB, 3rd Series,

5.25%, 7/1/36	5,400	5,443

Municipal Electric Authority Revenue Bonds, Subordinate Series D, Project One,

6.00%, 1/1/23	1,500	1,654

5.50%, 1/1/26	1,000	1,049
		30,229

Illinois – 6.1%

Illinois Development Finance Authority PCR Refunding Bonds, Series C-1, Central Illinois Public Service Company,

5.95%, 8/15/26	3,000	2,944

Illinois Development Finance Authority Revenue Bonds, Series B, Midwestern University, Prerefunded,

6.00%, 5/15/11	500	508

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded,

6.25%, 5/1/12	750	805

Illinois Finance Authority Revenue Bonds, Series A, Elmhurst Memorial Healthcare,

5.63%, 1/1/37	6,000	5,103

Illinois Finance Authority Revenue Bonds, Series A, Landing at Plymouth Place Project,

6.00%, 5/15/37	1,250	933

Illinois Finance Authority Revenue Bonds, Series A, Montgomery Place Project,

5.75%, 5/15/38	2,950	2,275

Illinois Finance Authority Revenue Bonds, Series A, Provena Health,

6.00%, 5/1/28	2,500	2,367

7.75%, 8/15/34	3,500	3,809

Illinois Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza Project,

5.88%, 2/15/26	1,000	915

5.88%, 2/15/38	4,000	3,374

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Illinois – 6.1% continued

Illinois Finance Authority Revenue Bonds, Silver Cross Hospital & Medical Centers,

6.88%, 8/15/38	$4,000	$3,915

7.00%, 8/15/44	2,000	1,977

Illinois Finance Authority Revenue Refunding Bonds, Chicago Charter School Project,

5.00%, 12/1/36	3,000	2,325

Illinois Finance Authority Water Facility Revenue Bonds, American Water Capital Corp. Project,

5.25%, 5/1/40	6,500	6,000

Illinois Finance Authority, Revenue Bonds, Navistar International-Recovery Zone,

6.50%, 10/15/40	6,300	6,226

Illinois Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded,

6.00%, 11/15/12	1,000	1,087

Railsplitter Tobacco Settlement Authority Tobacco Settlement Revenue Bonds,

5.50%, 6/1/23	3,000	2,874

6.00%, 6/1/28	3,000	2,912
		50,349

Indiana – 3.5%

Indiana Finance Authority Hospital Revenue Bonds, Kings Daughters Hospital & Health Project,

5.50%, 8/15/40	8,000	6,355

Indiana Health & Educational Facilities Financing Authority Hospital Revenue Bonds, Community Foundation Northwest Indiana,

5.50%, 3/1/37	2,400	2,096

Indiana Health & Educational Facilities Financing Authority Hospital Revenue Bonds, Community Foundation of Northwest Indiana,

5.50%, 3/1/27	3,000	2,801

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation Northwest Indiana,

6.00%, 3/1/34	1,000	986

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation, Prerefunded,

6.38%, 8/1/11	375	386

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Indiana – 3.5% continued

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation, Unrefunded Balance,

6.38%, 8/1/31	$125	$125

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series B,

6.00%, 1/1/39	2,000	2,006

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Indiana Project,

6.00%, 8/1/39	2,000	2,050

North Manchester Revenue Bonds, Series A, Peabody Retirement Community Project,

7.25%, 7/1/33 (3)	750	262

Petersburg PCR Bonds (AMT), Indianapolis Power & Light Company Project,

6.38%, 11/1/29	3,050	3,035

Rockport PCR Refunding Bonds, Series B, Indiana Michigan Power Co. Project,

6.25%, Mandatory Put 6/2/14	3,265	3,537

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc.,

5.70%, 9/1/37 (1)(2)	2,000	1,510

8.00%, 9/1/41	2,500	2,507

5.75%, 9/1/42 (1)(2)	1,500	1,118
		28,774

Iowa – 1.0%

Des Moines Independent Community School District Infrastructure Revenue Bonds,

5.00%, 6/1/28	5,270	5,320

Iowa Finance Authority Retirement Community Revenue Bonds, Edgewater LLC Project,

6.75%, 11/15/37	3,000	2,622
		7,942

Louisiana – 3.5%

Louisiana Local Government Environmental Facilities & Community Development Authority Hospital Revenue Bonds, Series A, Woman’s Hospital Foundation,

5.88%, 10/1/40	6,000	5,600

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp. Projects,

6.50%, 8/1/29	2,000	2,008

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Louisiana – 3.5% continued

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp. Projects,

6.50%, 11/1/35	$2,000	$1,988

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Westlake Chemical Corp. Projects,

6.75%, 11/1/32	4,500	4,559

Louisiana State Gas & Fuels TRB, Series B, Second Lien,

5.00%, 5/1/39	5,000	4,789

New Orleans Aviation Board Passenger Facility Charge Gulf Opportunity Zone Revenue Bonds, Series A,

5.25%, 1/1/41	6,585	6,048

St. John The Baptist Parish Revenue Bonds, Series A, Marathon Oil Corp.,

5.13%, 6/1/37	4,000	3,638
		28,630

Maryland – 3.2%

Annapolis Special Obligation Tax Allocation Bonds, Series A, Park Place Project,

5.35%, 7/1/34	1,000	821

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project,

6.10%, 7/1/40	3,585	3,243

Maryland State Economic Development Corp. Student Housing Revenue Bonds, University of Maryland College Park Project, Prerefunded,

5.63%, 6/1/13	1,000	1,104

Maryland State G.O. Unlimited Refunding Bonds, Series C, State & Local Facilities Loan,

5.00%, 11/1/18	6,000	6,979

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Doctors Community Hospital,

5.75%, 7/1/38	5,500	4,453

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Medical Center,

5.00%, 7/1/37	2,750	2,167

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Maryland – 3.2% continued

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Ridge, Prerefunded,

6.00%, 4/1/13	$1,000	$1,112

Maryland State Industrial Development Financing Authority Economic Development Revenue Bonds, Series A, Our Lady of Good Counsel School,

6.00%, 5/1/35	1,000	895

Washington Suburban Sanitation District Consolidated Public Improvement G.O. Unlimited Refunding Bonds,

5.00%, 6/1/19	5,000	5,801
		26,575

Massachusetts – 1.6%

Massachusetts Bay Transportation Authority Sales TRB, Senior Series A,

5.00%, 7/1/28	5,000	5,378

Massachusetts State Development Finance Agency Revenue Bonds, Hampshire College,

5.70%, 10/1/34	1,000	955

Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Refunding Bonds, Dominion Energy Brayton 1,

5.75%, Mandatory Put 5/1/19	2,000	2,067

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series E, Berkshire Health System,

6.25%, 10/1/31	500	489

Massachusetts State Turnpike Authority Revenue Bonds, Series A (FGIC-TCRS Insured), Escrowed to Maturity,

5.00%, 1/1/20	3,700	4,235
		13,124

Michigan – 1.7%

Flint Hospital Building Authority Revenue Refunding Bonds, Hurley Medical Center,

6.00%, 7/1/20	880	837

Michigan State Strategic Fund Limited Obligation Adjustable Revenue Refunding Bonds, Series B-1, Dow Chemical Project,

6.25%, 6/1/14	7,125	7,650

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Michigan – 1.7% continued

Royal Oak Hospital Finance Authority Revenue Bonds, William Beaumont Hospital,

8.25%, 9/1/39	$2,000	$2,258

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, Series W, William Beaumont Hospital,

6.00%, 8/1/39	4,000	3,757
		14,502

Minnesota – 1.1%

Duluth Economic Development Authority Health Care Facilities Revenue Bonds, St. Luke’s Hospital,

7.25%, 6/15/32	750	726

Minnesota Municipal Power Agency Electric Revenue Bonds, Series A,

5.00%, 10/1/25	5,000	5,041

Rochester Healthcare & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany Project,

7.38%, 12/1/41	3,500	3,476
		9,243

Mississippi – 1.3%

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series A, South Mississippi Electric Power Association. Refunding,

5.00%, 5/1/37	6,000	5,242

Mississippi Development Bank Special Obligation Revenue Bonds, Harrison County Highway Construction (NATL-RE FGIC Insured),

5.00%, 1/1/16	3,000	3,363

Warren Country Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co. Projects,

5.80%, 5/1/34	2,530	2,427
		11,032

Missouri – 1.3%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital,

6.45%, 9/1/29	2,530	2,450

6.75%, 9/1/34	1,750	1,683

Manchester Tax Increment & Transportation Revenue Refunding Bonds, Highway 141/Manchester Road Project,

6.00%, 11/1/25	4,000	3,939

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Missouri – 1.3% continued

Saint Louis County IDA Senior Living Facilities Revenue Bonds, Series A, Saint Andrews Residence for Seniors,

6.38%, 12/1/41	$3,005	$2,557
		10,629

Montana – 0.7%

Forsyth PCR Refunding Bonds, Series A, Portland General Electric Company,

5.00%, 5/1/33	6,000	5,813

Nebraska – 0.5%

Lancaster County Hospital Authority No. 1 Health Facilities Revenue Bonds, Immanuel Obligated Group,

5.63%, 1/1/40	4,710	4,463

New Hampshire – 0.5%

New Hampshire State Business Finance Authority Revenue Bonds, Series A, Elliot Hospital Obligated Group (G.O. of Hospital),

6.13%, 10/1/39	4,145	3,944

New Jersey – 2.1%

New Jersey Economic Development Authority Revenue Bonds, Cigarette Tax,

5.75%, 6/15/29	5,500	4,932

New Jersey Economic Development Authority Revenue Bonds, MSU Student Housing Project – Provident Group – Montclair LLC,

5.88%, 6/1/42	6,000	5,348

New Jersey Health Care Facilities Financing Authority Revenue Bonds, St. Josephs Healthcare System,

6.63%, 7/1/38	5,500	5,282

New Jersey State Educational Facilities Authority Revenue Bonds, Series D, Fairleigh Dickinson University,

6.00%, 7/1/25	1,000	988

Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded,

6.75%, 6/1/13	500	564
		17,114

New Mexico – 1.3%

Farmington PCR Refunding Bonds, Series D, Public Service Co. of New Mexico San Juan Project,

5.90%, 6/1/40	4,000	3,798

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

New Mexico – 1.3% continued

New Mexico State G.O. Unlimited Bonds, Capital Projects,

5.00%, 3/1/18	$6,000	$6,929
		10,727

New York – 5.5%

Chautauqua County IDA Exempt Facilities Revenue Bonds, NRG Dunkirk Power Project,

5.88%, 4/1/42	5,700	5,256

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B,

5.25%, 11/15/27	5,000	5,193

New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds, Series GG-2, Second General Resolution,

5.25%, 6/15/40	4,455	4,422

New York Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project,

6.13%, 2/15/19 (3)*	2,200	–

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Orange Regional Medical Center,

6.13%, 12/1/29	3,235	3,041

6.25%, 12/1/37	2,000	1,820

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (State Aid Withholding),

5.00%, 10/1/21	5,000	5,394

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A,

5.25%, 6/15/27	4,000	4,285

New York State Thruway Authority Personal Income TRB, Series A,

5.00%, 3/15/27	4,000	4,151

Triborough Bridge & Tunnel Authority Revenue Bonds, Series C (G.O. of Authority),

5.00%, 11/15/38	5,000	4,854

Westchester County G.O. Unlimited Bonds, Series B,

5.00%, 6/1/18	6,000	6,985
		45,401

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

North Carolina – 1.9%

Guilford County G.O. Unlimited Refunding Bonds, Series D,

5.00%, 8/1/18	$5,000	$5,817

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project,

5.00%, 10/1/38	5,000	5,036

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series A,

5.50%, 1/1/26	670	688

North Carolina Medical Care Commission Health Care Facilities Revenue Bonds, Series A, First Mortgage-Deerfield,

6.13%, 11/1/38	2,000	1,852

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, Series A, Unrefunded Balance,

5.50%, 1/1/13	680	724

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A,

5.25%, 1/1/17	1,500	1,678

North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity,

5.50%, 1/1/13	320	347
		16,142

Ohio – 3.6%

American Municipal Power-Ohio, Inc., Revenue Bonds, Series A, Prairie State Energy Campus Project,

5.25%, 2/15/25	5,000	5,101

Buckeye Tobacco Settlement Financing Authority Asset Backed Senior Turbo Revenue Bonds, Series A-2,

5.75%, 6/1/34	3,510	2,412

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes,

7.00%, 11/1/45	5,000	4,739

Ohio State Air Quality Development Authority Revenue Bonds, Series E, Ohio Valley Electric Corp.,

5.63%, 10/1/19	5,000	5,083

Ohio State Air Quality Development Authority Revenue Refunding Bonds, Series B, Columbus Southern Power Co.,

5.80%, 12/1/38	5,800	5,784

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Ohio – 3.6% continued

Ohio State Air Quality Development Authority Variable Revenue Refunding Bonds, Series A, FirstEnergy Nuclear Project,

5.75%, Mandatory Put 6/1/16	$1,000	$1,065

Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project,

6.45%, 12/15/21	5,075	5,477
		29,661

Oklahoma – 0.3%

Oklahoma Development Finance Authority Hospital Revenue Bonds, Great Plains Regional Medical Center Project,

5.13%, 12/1/36	2,840	2,313

Oregon – 0.4%

Oregon Health Sciences University Revenue Bonds, Series A,

5.75%, 7/1/39	3,250	3,264

Pennsylvania – 5.3%

Allegheny County Hospital Development Authority Revenue Bonds, Series A, West Penn Health System,

5.00%, 11/15/28	4,000	2,797

5.38%, 11/15/40	2,000	1,361

Allegheny County Redevelopment Authority Tax Allocation Revenue Bonds, Pittsburgh Mills Project,

5.60%, 7/1/23	2,000	1,736

Beaver County IDA PCR Refunding Bonds, Series C (AMT), FirstEnergy Generation Corp.,

7.13%, Mandatory Put 6/1/11	2,000	2,012

Butler County Hospital Authority Revenue Bonds, Butler Health System Project,

7.13%, 7/1/29	3,000	3,247

Lancaster County Hospital Authority Revenue Bonds, Series A, Brethren Village Project,

6.50%, 7/1/40	1,450	1,290

Lycoming County Authority Health System Revenue Bonds, Series A, Susquehanna Health Systems Project,

5.75%, 7/1/39	5,500	4,917

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Pennsylvania – 5.3% continued

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project,

6.13%, 11/1/21	$1,400	$1,416

6.38%, 11/1/41	2,000	2,006

Pennsylvania Economic Development Financing Authority Exempt Facilities Variable Revenue Bonds, Series A, Exelon Generation Co.,

5.00%, Mandatory Put 6/1/12	1,000	1,032

Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facilities,

6.25%, 1/1/32	2,000	2,039

Pennsylvania Economic Development Financing Authority Water Facilities Revenue Bonds, American Water Co. Project,

6.20%, 4/1/39	2,000	2,067

Pennsylvania State G.O. Unlimited Bonds, Second Series,

5.00%, 4/15/20	5,000	5,595

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University,

5.88%, 7/1/38	1,400	1,325

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation,

6.00%, 7/1/43	2,500	2,374

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, Philadelphia University,

5.25%, 6/1/32	1,250	1,088

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Widener University,

5.40%, 7/15/36	750	706

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project,

6.75%, 9/1/32	490	442

Philadelphia Hospitals & Higher Education Facilities Authority Hospital Revenue Refunding Bonds, Series A, Temple University Health Systems,

5.50%, 7/1/30	3,000	2,562

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Pennsylvania – 5.3% continued

Philadelphia Water & Wastewater Revenue Bonds, Series A,

5.25%, 1/1/36	$2,975	$2,867

Washington County Redevelopment Authority Tax Allocation Revenue Bonds, Series A, Victory Centre Project - Tanger,

5.45%, 7/1/35	1,000	789
		43,668

Rhode Island – 0.3%

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series A,

6.25%, 6/1/42	3,000	2,601

South Carolina – 0.7%

Lancaster County Special Assessment Revenue Bonds, Series B, Edenmoor Improvement District,

5.38%, 12/1/16 (3)*	1,740	609

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A,

5.00%, 1/1/28	5,000	5,168
		5,777

Tennessee – 0.0%

Sumner County Health Educational & Housing Facilities Board Revenue Refunding & Improvement Bonds, Series A, Sumner Regional Health Systems, Inc.,

5.50%, 11/1/37 (3)	375	28

Texas – 9.5%

Comal County Health Facilities Development Revenue Bonds, Series A, McKenna Memorial Project, Prerefunded,

6.13%, 2/1/13	3,000	3,294

Dallas County Flood Control District G.O. Unlimited Refunding Bonds,

7.25%, 4/1/32	1,000	1,023

Dallas Independent School District G.O. Unlimited Revenue Refunding Bonds, Series B (PSF Gtd.),

5.50%, 2/15/18	5,000	5,902

Grand Prairie Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF Gtd.),

5.00%, 2/15/37	3,540	3,549

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Texas – 9.5% continued

Harris County Flood Control District Contract Tax Revenue Refunding Bonds, Series A,

5.00%, 10/1/28	$5,000	$5,235

Harris County Toll Road Authority Revenue Bonds, Series A, Senior Lien,

5.00%, 8/15/31	2,500	2,536

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy at Willow Bend,

5.75%, 11/1/36	3,000	2,275

Love Field Airport Modernization Corp. Special Facilities Revenue Bonds, Southwest Airlines Co. Project,

5.25%, 11/1/40	5,000	4,433

Matagorda County Navigation District No. 1 Collateralized Revenue Refunding Bonds, Centerpoint Energy Project,

5.60%, 3/1/27	3,000	2,923

Matagorda County Navigation District No. 1 PCR Refunding Bonds, Series A, Central Power & Light Co. Project,

6.30%, 11/1/29	1,000	1,013

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project,

6.00%, Mandatory Put 8/1/13	2,000	2,158

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds, Series A (AMT), Allied Waste N.A., Inc. Project,

5.20%, 4/1/18	3,500	3,559

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds,

6.00%, 10/1/21	500	506

San Antonio Electric & Gas Revenue Refunding Bonds,

5.00%, 2/1/26	4,535	4,718

Tarrant County Cultural Education Facilities Finance Corp. Retirement Facilities Revenue Bonds, Air Force Village Obligated Group,

5.13%, 5/15/37	3,000	2,353

6.38%, 11/15/44	1,000	917

Tarrant County Cultural Education Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series A, Mirador Project,

8.13%, 11/15/39	5,000	4,856

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Texas – 9.5% continued

Texas Private Activity Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure,

7.00%, 6/30/40	$3,000	$3,050

Texas Private Activity Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility,

6.88%, 12/31/39	6,000	6,064

Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series A, Cosmos Foundation Inc.,

6.20%, 2/15/40	5,000	4,664

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project,

7.00%, 11/1/30	1,000	976

7.13%, 11/1/40	2,000	1,951

Tyler Health Facilities Development Corp. Hospital Revenue Refunding & Improvement Bonds, Series A, East Texas Medical Center,

5.38%, 11/1/37	6,000	4,664

University of Texas Permanent Fund Revenue Refunding Bonds, Series B,

5.25%, 7/1/28	5,000	5,632
		78,251

Virginia – 2.7%

Charles City & County IDA Solid Waste Disposal Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project,

6.25%, Mandatory Put 4/1/12	500	518

Fairfax County Economic Development Authority Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc.,

5.13%, 10/1/37	2,000	1,699

5.13%, 10/1/42	1,000	832

Richmond Public Utilities Revenue Refunding Bonds,

5.00%, 1/15/40	2,000	2,009

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Prerefunded,

5.63%, 6/1/15	4,530	5,246

Tobacco Settlement Financing Corp. Revenue Bonds, Senior Series B1,

5.00%, 6/1/47	1,000	578

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Virginia – 2.7% continued

Virginia College Building Authority Education Facilities Revenue Refunding Bonds, Series B, Public Higher Education Financing,

5.00%, 9/1/20	$5,000	$5,618

Virginia State Public School Authority Revenue Bonds, Series B1, School Financing 1997 (State Aid Withholding),

5.00%, 8/1/28	3,345	3,512

Virginia State Public School Authority Revenue Refunding Bonds, Series C, School Financing (State Aid Withholding),

5.00%, 8/1/23	2,000	2,185
		22,197

Washington – 3.1%

Pend Oreille County Public Utility District No. 001 Box Canyon Revenue Bonds,

5.25%, 1/1/41	8,000	7,013

Snohomish County School District No. 201 G.O. Unlimited Bonds (School Board Guaranty Insured),

5.25%, 12/1/21	5,000	5,604

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services,

7.00%, 7/1/39	6,000	6,100

Washington State Health Care Facilities Authority Revenue Bonds, Kadlec Regional Medical Center,

5.50%, 12/1/39	5,185	4,234

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Skyline at First Hill Project,

5.25%, 1/1/17	2,000	1,734

5.63%, 1/1/27	1,000	682

5.63%, 1/1/38	1,000	615
		25,982

Wisconsin – 1.3%

Green Bay Redevelopment Authority IDR Bonds (AMT), Fort James Project,

5.60%, 5/1/19	2,000	1,909

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, Beaver Dam Community Hospitals, Inc.,

6.75%, 8/15/34	1,000	949

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.1% continued

Wisconsin – 1.3% continued

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, St. John Communities, Inc.,

7.63%, 9/15/39	$750	$761

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Vernon Memorial Healthcare, Inc. Project,

5.10%, 3/1/25	1,000	891

5.25%, 3/1/35	2,650	2,203

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Divine Savior Healthcare,

5.00%, 5/1/32	5,655	4,460
		11,173

Wyoming – 1.8%

Sweetwater County PCR Refunding Bonds, Idaho Power Co. Project,

5.25%, 7/15/26	4,740	4,881

Sweetwater County Solid Waste Disposal Revenue Refunding Bonds (AMT), FMC Corp. Project,

5.60%, 12/1/35	6,005	5,639

Wyoming Municipal Power Supply Agency Revenue Bonds, Series A,

5.00%, 1/1/42	5,020	4,770
		15,290
Total Municipal Bonds
(Cost $821,091)		785,886

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.4%
Northern Institutional Funds – Tax-Exempt Portfolio (4)(5)	27,844,992	$27,845
Total Investment Companies
(Cost $27,845)		27,845

Total Investments – 98.5%
(Cost $848,936)		813,731
Other Assets less Liabilities – 1.5%		12,687
NET ASSETS – 100.0%		$826,418

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $9,102,000 or 1.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000s)
Seminole Tribe Gaming
Division Revenue Bonds, Series 2010 A,
5.13%, 10/1/17	11/4/10	$4,000
Seminole Tribe Special Obligation Revenue Bonds, Series A,
5.75%, 10/1/22	9/27/07	1,039
5.25%, 10/1/27	9/27/07-12/12/07	1,909
Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc.,
5.70%, 9/1/37	7/15/08-7/25/08	1,748
5.75%, 9/1/42	6/27/07-1/21/10	1,408

(3)	Issuer has defaulted on terms of debt obligation.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $51,215,000 with net sales of approximately $23,370,000 during the fiscal year ended March 31, 2011.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Development	8.5%
General	9.8
General Obligation	5.5
Higher Education	6.8
Medical	15.3
Nursing Homes	5.4
Pollution	9.5
Power	6.5
Transportation	6.6
Utilities	5.6
All other sectors less than 5%	20.5

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	10.6%
AA	14.9
A	23.8
BBB	33.9
BB	3.8
Not rated	9.7
Cash and Equivalents	3.3

Total	100.0%

* Standard & Poor’s Rating Services

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Municipal Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$785,886	(1)	$–	$785,886

Investment Companies	27,845	–		–	27,845

Total Investments	$27,845	$785,886		$–	$813,731

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7%

Arizona – 3.6%

Arizona School Facilities Board COP,

5.25%, 9/1/23	$10,000	$10,095

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road Project,

5.25%, 7/1/20	10,000	11,290

5.00%, 7/1/21	4,000	4,429

Mesa Utilities System Revenue Refunding Bonds, (NATL-RE FGIC Insured),

5.00%, 7/1/19	6,500	7,115

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien,

5.00%, 7/1/22	3,000	3,050

Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured),

5.00%, 7/1/17	5,000	5,442

Pinal County Obligations Revenue Refunding Bonds,

5.00%, 8/1/18	1,705	1,846

Rio Nuevo Multipurpose Facilities District Excise TRB, Sub Lien (Assured Guaranty Insured),

5.75%, 7/15/18	4,625	5,253

Scottsdale Preserve Authority Excise Refunding TRB,

5.25%, 7/1/23	5,755	6,260

5.25%, 7/1/24	5,990	6,451
		61,231

California – 10.2%

Alvord Unified School District FSA G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured),

5.90%, 8/1/30	2,450	2,672

Cabrillo Community College District G.O Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 8/1/27	5,000	4,989

California State Department of Water Resources Power Supply Revenue Bonds, Series L,

5.00%, 5/1/18	300	337

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (AMBAC Insured),

5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds,

6.25%, 11/1/34	5,000	5,250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

California – 10.2% continued

California State University Revenue Bonds, Series A, Systemwide (NATL-RE FGIC Insured),

5.00%, 11/1/30	$5,040	$4,677

California State Variable G.O. Unlimited Bonds, Series 2007, Unrefunded Balance,

5.75%, 5/1/30	135	135

Colton Joint Unified School District G.O. Unlimited Bonds, Series A (NATL-RE FGIC Insured),

5.38%, 8/1/26	2,500	2,521

Contra Costa Water District Revenue Refunding Bonds, Series O (AMBAC Insured),

5.00%, 10/1/29	3,410	3,433

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured),

5.75%, 8/1/39	5,000	4,999

Fontana Unified School District G.O. Unlimited Bonds, Series B, Election 2006 (AGM Insured),

13.77%, 8/1/31(1)	5,000	1,234

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured),

5.00%, 5/15/21	1,000	1,016

Long Beach Unified School District G.O. Unlimited Bonds, Series F, Election 1999 (NATL-RE Insured),

5.00%, 8/1/33	2,230	2,134

Los Angeles Community College District G.O. Unlimited Bonds, Series E, 2003 Election (AGM Insured),

5.00%, 8/1/22	4,035	4,205

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured),

5.00%, 10/1/21	4,000	4,158

Los Angeles Department of Airports Revenue Bonds, Series A,

5.25%, 5/15/22	5,000	5,366

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 9/1/19	5,000	5,117

5.00%, 9/1/19	5,000	5,166

5.00%, 9/1/22	6,205	6,440

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

California – 10.2% continued

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A-1 (NATL-RE Insured),

4.50%, 7/1/25	$3,450	$3,291

Los Angeles Wastewater System Revenue Refunding Bonds, Sub Series A (NATL-RE Insured),

5.00%, 6/1/27	14,000	14,076

Menlo Park G.O. Unlimited Bonds,

5.25%, 8/1/27	1,000	1,044

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A,

5.00%, 7/1/32	5,000	5,042

North Orange County Community College District G.O. Unlimited Refunding Bonds (NATL-RE Insured),

5.00%, 8/1/19	5,000	5,347

Port Oakland Revenue Bonds, Series K (AMT), Unrefunded Balance (NATL-RE FGIC Insured),

5.75%, 11/1/15	2,070	2,074

San Bernardino Community College District G.O. Unlimited Bonds, Series C, Election 2002 (AGM Insured),

5.00%, 8/1/31	5,000	4,749

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project,

5.25%, 3/1/22	5,000	5,060

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series A,

5.25%, 5/15/24	5,000	5,299

San Diego Unified School District G.O. Unlimited TRANS, Series A,

2.00%, 6/30/11	5,000	5,020

San Francisco City & County International Airports Commission Revenue Bonds, Second Series F,

5.00%, 5/1/35	6,000	5,410

San Francisco City & County International Airports Commission Revenue Bonds, Series A,

4.90%, 5/1/29	8,000	7,757

San Francisco City & County International Airports Commission Revenue Bonds, Series E,

5.25%, 5/1/32	2,500	2,438

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

California – 10.2% continued

San Francisco Community College District G.O. Unlimited Bonds, Series D, Election 2005,

5.00%, 6/15/29	$2,090	$2,097

San Mateo Foster City School District Convertible Capital Appreciation G.O. Unlimited Bonds, Election,

5.34%, 8/1/32 (1)	1,970	858

Sequoia Union High School District G.O. Unlimited Bonds, Series B, Election 2008,

5.00%, 7/1/32	4,980	4,834

Sequoia Union High School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 7/1/22	1,100	1,141

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project,

6.00%, 7/1/27	5,000	5,398

University of California General Revenue Bonds, Series B (AMBAC Insured),

5.00%, 5/15/19	12,840	13,407

University of California General Revenue Bonds, Series Q,

5.25%, 5/15/27	2,500	2,624

University of California General Revenue Bonds, Series U,

5.00%, 5/15/22	5,000	5,455

University of California Revenue Bonds, Series B, Limited Project,

4.75%, 5/15/38	5,000	4,487

University of California Revenue Bonds, Series Q, Multiple Purpose Projects (AGM Insured), Prerefunded,

5.00%, 9/1/11	1,000	1,029
		171,861

Colorado – 1.4%

Denver City & County Excise Refunding TRB, Series A (Assured Guaranty Insured),

6.00%, 9/1/23	5,550	6,205

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured State Aid Withholding),

5.50%, 12/1/22	5,000	5,864

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Colorado – 1.4% continued

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding),

5.00%, 12/1/21	$10,000	$11,284
		23,353

Connecticut – 0.7%

Connecticut State G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured),

5.00%, 6/1/15	10,715	11,904

District of Columbia – 1.1%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A,

6.00%, 10/1/35	5,000	5,394

5.50%, 10/1/39	7,500	7,713

Metropolitan Washington Airport Authority System Revenue Bonds, Series A (AMT) (NATL-RE Insured),

5.00%, 10/1/35	5,000	4,640
		17,747

Florida – 7.3%

Broward County School Board COP, Series A (AGC-ICC FGIC Insured),

5.00%, 7/1/20	9,105	9,413

Citizens Property Insurance Corp. Revenue Bonds, Senior Secured Series A-1, High Risk Account,

5.25%, 6/1/17	5,000	5,221

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C,

7.05%, 5/1/15	200	202

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A,

5.00%, 7/1/14	800	867

5.00%, 7/1/15	1,000	1,091

Florida State Board of Education G.O. Unlimited Obligation Bonds, Series 2008-C, Capital Outlay,

5.00%, 6/1/22	5,000	5,417

Florida State Board of Education G.O. Unlimited Obligation Bonds, Series A,

5.25%, 6/1/28	11,135	11,731

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds,

5.25%, 7/1/37	12,475	12,609

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Florida – 7.3% continued

Florida State Department of Transportation Turnpike Authority Revenue Refunding Bonds, Series A,

5.00%, 7/1/21	$10,000	$10,801

Florida State Department of Transportation Turnpike Revenue Bonds, Series A (AGM Insured),

4.75%, 7/1/23	5,000	5,104

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A,

5.25%, 10/1/19	5,000	5,420

Gainesville Utilities System Revenue Bonds, Series A, Prerefunded,

5.25%, 10/1/13	1,065	1,184

5.25%, 10/1/13	1,120	1,245

Lee County Transportation Facilities Revenue Refunding Bonds, Series A (AMBAC Insured),

5.50%, 10/1/14	900	919

Marco Island Utility System Revenue Bonds (NATL-RE Insured),

5.25%, 10/1/15	2,520	2,677

Miami-Dade County Aviation Revenue Bonds (AMT), Miami International Airport (NATL-RE FGIC Insured),

5.75%, 10/1/20	1,950	1,997

Miami-Dade County Aviation Revenue Refunding Bonds, Series D (AMT), Miami International Airport (NATL-RE Insured),

5.25%, 10/1/18	1,645	1,677

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL-RE FGIC Insured),

5.25%, 7/1/25	2,525	2,553

Miami-Dade County Transit Sales Surtax Revenue Bonds (XLCA Insured),

5.00%, 7/1/31	10,000	9,751

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured),

5.25%, 10/1/20	3,000	3,270

5.25%, 10/1/22	2,500	2,743

Orlando & Orange County Expressway Authority Revenue Refunding Bonds, Series B (AGM Insured),

4.00%, 7/1/21	5,000	4,848

Osceola County Infrastructure Sales Surtax Revenue Bonds (AMBAC Insured),

5.38%, 10/1/21	1,000	1,030

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Florida – 7.3% continued

Osceola County Sales Tax Revenue Refunding Bonds (Assured Guaranty Insured),

5.00%, 10/1/22	$3,520	$3,669

5.00%, 10/1/23	1,250	1,289

5.00%, 10/1/24	3,505	3,588

Palm Coast Utility System Revenue Bonds (NATL-RE Insured),

5.25%, 10/1/21	1,000	1,033

South Florida Water Management District Special Obligation Limited Acquisition Revenue Refunding Bonds (AMBAC Insured),

5.25%, 10/1/13	1,250	1,363

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured),

5.50%, 10/1/15	5,865	6,335

Tampa Bay Regional Water Supply Authority Utility System Revenue Refunding Bonds,

5.00%, 10/1/25	5,000	5,164
		124,211

Georgia – 2.2%

Athens-Clarke County Union Government Water & Sewer Revenue Bonds,

5.50%, 1/1/38	10,000	10,188

DeKalb County Water & Sewer Revenue Refunding Bonds, Series B (AGM Insured),

5.25%, 10/1/32	2,810	2,759

Georgia State G.O. Unlimited Refunding Bonds, Series I,

5.00%, 7/1/19	5,000	5,800

5.00%, 7/1/20	10,000	11,535

Georgia State Road & Tollway Authority Revenue Refunding, Series B (State Guaranteed),

5.00%, 10/1/15	5,960	6,839
		37,121

Hawaii – 0.3%

Honolulu City & County G.O. Unlimited Bonds, Series B,

5.00%, 12/1/31	5,140	5,238

Illinois – 7.7%

Chicago Board of Education G.O. Unlimited Refunding Bonds, Series A (AMBAC Insured),

5.50%, 12/1/30	3,000	2,912

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Illinois – 7.7% continued

Chicago Midway Airport Revenue Bonds, Series B (AGM Insured),

5.38%, 1/1/18	$2,625	$2,658

5.38%, 1/1/19	2,765	2,800

5.25%, 1/1/20	2,915	2,952

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured),

5.00%, 1/1/31	2,000	1,829

Chicago O’Hare International Airport Revenue Bonds, Series A, General Airport Third Lien (NATL-RE Insured),

5.25%, 1/1/26	5,000	4,974

Chicago O’Hare International Airport Revenue Bonds, Series B (AGM Insured),

5.00%, 1/1/19	7,500	7,734

Chicago O’Hare International Airport Revenue Bonds, Series B-2 (AMT), General Third Lien (XLCA Insured),

6.00%, 1/1/29	4,000	4,025

Chicago O’Hare International Airport Revenue Refunding Bonds (AMT), General Second Lien (AMBAC Insured),

5.50%, 1/1/18	10,000	10,062

Chicago O’Hare International Airport Revenue Refunding Bonds Series D (AMT), General Third Lien,

5.25%, 1/1/16	1,250	1,332

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, General Third Lien (NATL-RE Insured),

5.00%, 1/1/28	6,280	5,913

Chicago O’Hare International Airport Revenue Refunding Bonds, Series D (AMT), General Third Lien,

5.25%, 1/1/17	1,000	1,069

5.25%, 1/1/18	750	791

5.25%, 1/1/19	2,000	2,081

Cook County G.O Unlimited Refunding Bonds, Series A,

5.25%, 11/15/22	10,000	10,387

Illinois Educational Facilities Authority Adjustable Med Term Revenue Bonds, Field Museum of Natural History Project,

4.60%, Mandatory Put 11/1/15	4,250	4,489

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Illinois – 7.7% continued

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded,

6.00%, 5/1/12	$750	$803

Illinois Finance Authority Revenue Bonds, Series A, Art Institute Chicago,

5.25%, 3/1/40	4,000	3,677

Illinois Municipal Electric Agency Power Supply Revenue Bonds (NATL-RE FGIC Insured),

5.00%, 2/1/25	2,000	2,010

Illinois State Sales TRB,

5.00%, 6/15/19	5,000	5,302

5.25%, 6/15/23	9,735	9,881

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A-1, Senior Priority,

5.00%, 1/1/26	1,300	1,277

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured),

5.00%, 1/1/18	10,000	10,442

Illinois State Toll Highway Authority Senior Priority Revenue Refunding Bonds, Series A,

4.13%, 1/1/20	5,000	4,897

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured),

5.13%, 11/1/24	1,000	1,022

Madison-Macoupin Etc Counties Community College District No. 536 G.O. Limited Bonds, Lewis & Clark Community College (AGM Insured),

4.75%, 11/1/26	1,645	1,608

Metropolitan Pier & Exposition Authority Dedicated State TRB, Series A, McCormick Place Expansion (NATL-RE FGIC Insured),

5.50%, 6/15/29	2,000	2,046

Metropolitan Pier & Exposition Authority Dedicated State TRB, Series A, McCormick Place Expansion (NATL-RE Insured),

5.25%, 6/15/42	5,000	4,565

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC Insured G.O. of Authority),

6.00%, 7/1/33	10,000	10,413

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Illinois – 7.7% continued

University of Illinois Revenue Refunding Bonds, Series A, Auxiliary System Facilities (AMBAC Insured),

5.00%, 4/1/30	$7,500	$6,994
		130,945

Indiana – 1.5%

Indiana Finance Authority Highway Revenue Refunding Bonds, Series A (NATL-RE FGIC),

4.50%, 6/1/29	5,000	4,808

Indiana Municipal Power Agency Supply System Revenue Bonds, Series A (NATL-RE Insured),

5.00%, 1/1/42	5,250	4,705

Indiana Municipal Power Agency, Series A, Power Supply System (AMBAC Insured),

5.00%, 1/1/24	13,060	13,274

Merrillville Multi School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding),

5.25%, 7/15/26	1,000	1,021

Porter County Jail Building Corp. Revenue Refunding Bonds, First Mortgage (AGM Insured),

5.50%, 7/10/21	1,000	1,099
		24,907

Iowa – 0.2%

Des Moines Independent Community School District Infrastructure Revenue Bonds,

5.00%, 6/1/22	2,900	3,055

Kansas – 0.8%

Wichita G.O. Unlimited Refunding Bonds, Series B,

3.00%, 9/1/12	3,195	3,305

Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III,

5.25%, 11/15/15	1,385	1,419

6.25%, 11/15/18	1,600	1,657

Wichita Water & Sewer Utility Revenue Bonds (NATL-RE FGIC Insured),

5.25%, 10/1/18	4,000	4,310

Wyandotte County Unified Government Improvement G.O. Unlimited Bonds, Series A,

5.00%, 8/1/28	2,000	2,057
		12,748

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Louisiana – 0.3%

Louisiana State Gas and Fuels TRB, Series A (AGM Insured),

5.00%, 5/1/31	$5,000	$5,009

Maryland – 2.6%

Anne Arundel County Consolidated General Improvements G.O Limited Bonds,

5.00%, 4/1/19	3,500	4,044

Baltimore County Consolidated Public Improvement G. O. Unlimited Bonds, Series A,

5.00%, 11/1/17	10,000	11,650

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Series C,

5.00%, 11/1/19	7,000	8,105

Maryland State G.O. Unlimited Bonds, First Series B,

4.50%, 3/15/24	20,000	20,889
		44,688

Massachusetts – 5.2%

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A,

5.25%, 7/1/30	5,000	5,405

5.25%, 7/1/34	2,500	2,565

Massachusetts Bay Transportation Authority Sales Refunding TRB, Senior Series B,

5.25%, 7/1/22	10,000	11,430

Massachusetts Development Finance Agency Revenue Bonds, Series B-1, Harvard University,

5.00%, 10/15/28	10,000	10,721

Massachusetts State G.O. Limited BABS, Consolidated Loan,

5.31%, 1/1/30	500	503

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare System,

5.25%, 7/1/29	5,000	5,033

Massachusetts State School Building Authority Dedicated Sales TRB, Series A (AGM Insured),

5.00%, 8/15/30	10,025	10,174

Massachusetts State School Building Authority Dedicated Sales TRB, Series A (AGM Insured),

5.00%, 8/15/22	15,000	15,922

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Massachusetts – 5.2% continued

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured),

5.50%, 6/1/18	$500	$585

5.50%, 6/1/21	500	581

Massachusetts State Water Pollution Abatement Trust Fund Revenue Bonds, Series 14, State Revolving Fund,

5.00%, 8/1/26	10,000	10,739

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Series A, New Bedford Program (NATL-RE FGIC Insured),

4.75%, 2/1/26	1,555	1,555

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (AGM Insured),

5.25%, 8/1/32	1,000	1,055

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (G.O. of Authority),

5.00%, 8/1/26	10,865	11,590
		87,858

Michigan – 0.9%

Caledonia Community Schools G.O. Unlimited Refunding Bonds (NATL-RE Q-SBLF Insured),

5.00%, 5/1/20	1,140	1,174

Wayne County Airport Authority Revenue Refunding Bonds (AMT), Detroit Metropolitan Airport,

5.00%, 12/1/17	4,250	4,314

5.00%, 12/1/18	3,500	3,474

Wayne County Airport Authority Revenue Refunding Bonds, Series C, Detroit Metropolitan Airport (AGM CR Insured),

5.00%, 12/1/15	5,075	5,404
		14,366

Minnesota – 0.6%

Minneapolis & St Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT),

5.00%, 1/1/22	2,500	2,561

Minnesota State G.O. Unlimited Bonds, Unrefunded Balance, Prerefunded,

5.25%, 11/1/12	470	505

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Minnesota – 0.6% continued

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured),

5.35%, 7/1/17	$320	$332

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series D,

2.00%, 8/1/11	6,785	6,824
		10,222

Mississippi – 0.0%

Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT), (GNMA/FNMA/FHLMC Insured),

5.40%, 6/1/38	55	57

Missouri – 0.3%

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds,

5.00%, 1/1/22	5,060	5,660

Nebraska – 0.3%

Lincoln Electric System Revenue Bonds,

5.00%, 9/1/31	5,500	5,565

Nevada – 1.6%

Clark County School District G.O. Limited Bonds, Series A, Limited Tax Building,

5.00%, 6/15/24	10,000	10,121

Clark County School District G.O. Limited Refunding Bonds, Series B, Limited Tax,

5.00%, 6/15/16	5,000	5,498

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C,

5.00%, 6/1/21	8,000	8,462

Washoe County Highway Motor Vehicle Fuel TRB,

4.75%, 2/1/21	3,400	3,476
		27,557

New Jersey – 4.0%

Garden State Preservation Trust Open Space and Farmland Revenue Bonds, 2005 Series A (AGM Insured),

5.75%, 11/1/28	1,500	1,673

Gloucester County G.O. Unlimited Bonds,

3.00%, 9/15/22	995	915

3.00%, 9/15/23	2,430	2,184

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

New Jersey – 4.0% continued

New Jersey Economic Development Authority Revenue Refunding Bonds, Series AA, School Facilities Constructor,

5.00%, 12/15/18	$2,080	$2,191

New Jersey Economic Development Authority Revenue Refunding Bonds, Series EE, School Facilities Constructor,

5.00%, 9/1/23	1,865	1,858

New Jersey Economic Development Authority Revenue Refunding Bonds, Series GG, School Facilities (State Appropriated),

5.25%, 9/1/25	5,075	5,079

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded,

6.25%, 7/1/12	445	476

New Jersey State G.O. Unlimited Refunding Bonds, Series Q,

5.00%, 8/15/19	20,000	22,055

New Jersey State Transportation Trust Fund Authority Capital Appreciation Revenue Bonds, Series C, Transportation System (AMBAC Insured),

8.33%, 12/15/26 (1)	17,150	6,425

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series D, Transportation System,

5.00%, 12/15/23	15,000	14,918

5.25%, 12/15/23	10,000	10,196
		67,970

New Mexico – 0.1%

New Mexico State Tax & Revenue Anticipation Notes,

2.00%, 6/30/11	2,225	2,234

New York – 13.5%

Long Island Power Authority Electric System Revenue Bonds, Series A,

6.25%, 4/1/33	6,780	7,417

Metropolitan Transportation Authority Refunding TRB, Series A,

5.00%, 11/15/17	3,260	3,673

Metropolitan Transportation Authority Revenue Bonds, Series G,

5.25%, 11/15/26	10,000	10,082

Nassau County G.O. Unlimited Revenue Anticipation Notes, Series B,

1.25%, 4/15/11	5,000	5,000

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

New York – 13.5% continued

New York City G.O Unlimited Bonds, Subordinated Series C-1, Fiscal 2008,

5.00%, 10/1/22	$10,000	$10,570

New York City Municipal Water & Sewer Finance Authority Revenue Bonds, Series G,

5.13%, 6/15/32	10,000	10,001

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B,

5.00%, 6/15/22	4,000	4,185

New York City Transitional Finance Authority Revenue Bonds, Sub Series B, Future Tax Secured,

5.00%, 11/1/18	5,000	5,684

New York G.O. Unlimited Bonds, Series A,

5.00%, 8/1/26	5,000	5,098

New York G.O. Unlimited Bonds, Series B,

5.00%, 8/1/20	5,000	5,509

New York G.O. Unlimited Bonds, Series E,

5.00%, 11/1/25	10,000	10,197

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, New York University,

5.25%, 7/1/34	3,000	3,008

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding),

5.25%, 10/1/23	5,000	5,343

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, Columbia University,

5.00%, 7/1/25	6,965	7,440

New York State Dormitory Authority Personal Education Income Refunding TRB, Series B (AMBAC Insured),

5.50%, 3/15/30	3,000	3,331

New York State Dormitory Authority Personal Education Income TRB, Series A,

5.25%, 2/15/23	1,000	1,088

New York State Dormitory Authority Personal Education Income TRB, Series B,

5.75%, 3/15/36	12,480	13,341

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

New York – 13.5% continued

New York State Dormitory Authority Personal Education Income TRB, Series C,

5.00%, 3/15/26	$10,000	$10,435

New York State Dormitory Authority Personal Income TRB, General Purpose, Series E,

5.00%, 2/15/22	5,000	5,458

New York State Dormitory Authority State Personal Education Income Refunding TRB, Series B (AMBAC Insured),

5.50%, 3/15/24	10,170	11,705

5.50%, 3/15/25	1,565	1,791

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series C, Revolving Funds, Municipal Water Finance,

5.00%, 6/15/25	5,000	5,244

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series B, Revolving Funds, Municipal Water Project,

5.25%, 6/15/15	1,000	1,051

New York State Environmental Facilities Corp. State Personal Income TRB, Series A,

5.25%, 12/15/26	10,000	10,637

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured G.O. of Corp.),

5.00%, 4/1/21	5,000	5,590

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC Insured G.O. of Corp.),

5.50%, 4/1/17	4,425	5,178

New York State Thruway Authority Personal Income TRB, Series A,

5.25%, 3/15/21	5,000	5,464

5.00%, 3/15/22	10,000	10,962

New York State Urban Development Corp. Purpose Revenue Bonds, Subordinate Lien (HUD 236 Insured G.O. of Corp.),

5.50%, 7/1/16	975	979

New York State Urban Development Corp. Revenue Bonds, Series A, State Personal Income Tax,

5.00%, 3/15/19	10,000	11,249

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

New York – 13.5% continued

New York State Urban Development Corp. Revenue Refunding Bonds, Series D,

5.38%, 1/1/22	$1,850	$1,989

Port Authority Revenue Bonds, Consolidated One Hundred and Sixty Third (G.O. of Authority),

5.00%, 7/15/35	2,400	2,347

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured),

5.25%, 10/15/27	4,095	4,280

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured),

5.25%, 10/15/19	5,100	5,596

5.00%, 10/15/24	2,000	2,105

Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed Series B-1C,

5.25%, 6/1/13	1,820	1,826

5.50%, 6/1/15	5,000	5,018

5.50%, 6/1/19	2,500	2,672

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (NATL-RE Insured),

5.50%, 11/15/21	5,000	5,690
		228,233

North Carolina – 2.8%

Mecklenburg County G.O Unlimited Refunding Bonds,

5.00%, 2/1/19	10,000	11,563

North Carolina Eastern Municipal Power Agency System Revenue Refunding Bonds, Series A (Assured Guaranty Insured),

5.25%, 1/1/19	5,000	5,406

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A,

5.25%, 1/1/20	2,000	2,176

North Carolina State Capital Improvement Revenue Bonds, Series A (State Appropriated),

4.50%, 5/1/28	10,000	9,675

North Carolina State G.O. Unlimited Bonds, Series A, Public Improvement,

5.00%, 5/1/22	6,000	6,747

North Carolina State G.O. Unlimited Refunding Bonds, Series C,

5.00%, 5/1/21	5,000	5,747

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

North Carolina – 2.8% continued

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A,

5.00%, 5/1/21	$5,000	$5,684
		46,998

Ohio – 0.9%

Akron Income TRB, Series A, Community Learning Centers (NATL-RE FGIC Insured),

5.00%, 12/1/33	5,000	4,810

Cleveland Airport System Revenue Bonds, Series A (AMBAC Insured),

5.00%, 1/1/23	2,000	2,014

Monroe Local School District G.O. Unlimited Refunding Bonds, School Improvement (AMBAC Insured),

5.50%, 12/1/24	1,000	1,099

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities),

5.15%, 3/1/13	380	381

Ohio State Water Development Authority PCR Bonds, Series B, Loan Fund, Unrefunded Balance,

5.00%, 6/1/23	1,000	1,007

University Cincinnati General Receipts Revenue Bonds, Series F,

5.00%, 6/1/25	5,000	5,084
		14,395

Oregon – 2.4%

Oregon State Board of Education G.O. Unlimited Bonds, Series A,

5.00%, 8/1/23	4,480	4,924

Oregon State Department of Administrative Services Refunding COP, Series D,

5.00%, 11/1/11	4,070	4,180

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien,

5.00%, 11/15/20	10,000	10,996

Oregon State G.O. Limited Tax Anticipation Notes, Series A,

2.00%, 6/30/11	6,500	6,527

Tri-County Metropolitan Transportation District Revenue Bonds, Series A,

4.75%, 9/1/29	2,985	3,014

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Oregon – 2.4% continued

Washington Multnomah & Yamhill Counties School District No. 1J G.O. Unlimited Bonds (NATL-RE Insured),

5.00%, 6/15/21	$10,000	$10,817
		40,458

Pennsylvania – 0.9%

Allegheny County Port Authority Special Transportation Revenue Refunding Bonds,

5.75%, 3/1/29	3,000	3,122

Centennial School District Bucks County G.O Limited Bonds, Series A (State Aid Withholding),

5.00%, 12/15/25	2,135	2,291

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project,

6.13%, 11/1/21	1,200	1,213

Pennsylvania Housing Finance Agency SFM Revenue Bonds, Series 100A (AMT),

5.10%, 10/1/22	675	678

Pennsylvania State Turnpike Commission Oil Franchise Refunding TRB, Series A (AMBAC Insured),

5.00%, 12/1/19	5,075	5,430

Pittsburgh Public Schools District G.O. Unlimited Bonds, Series A (AGM State Aid Withholding),

5.00%, 9/1/19	2,390	2,613
		15,347

Puerto Rico – 0.3%

Puerto Rico Financing Corp. Sales TRB, First Subordinate Series A,

6.38%, 8/1/39	5,000	5,137

South Carolina – 1.8%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured),

5.38%, 1/1/25	5,000	5,192

Richland County School District No. 001 G.O. Unlimited Bonds (AGM SCSDE Insured),

4.75%, 3/1/21	2,000	2,057

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper,

5.50%, 1/1/38	5,000	5,155

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

South Carolina – 1.8% continued

South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A,

5.25%, 10/1/40	$7,350	$7,063

South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured),

5.00%, 10/1/22	10,000	10,649
		30,116

Texas – 4.1%

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured),

5.50%, 11/1/20	1,000	1,019

Frisco Independent School District Building G.O. Unlimited Bonds (PSF Gtd.) Prerefunded,

6.50%, 8/15/12	1,535	1,661

Harris County G.O Unlimited Refunding Bonds, Series A,

5.00%, 10/1/23	5,000	5,479

Houston Independent School District G.O. Limited Bonds (PSF Gtd.),

5.00%, 2/15/25	10,000	10,581

Houston Water & Sewer System Revenue Refunding Bonds, Series B, Junior Lien (NATL-RE Insured) Escrowed to Maturity,

5.50%, 12/1/29	2,500	2,830

Lower Colorado River Authority Revenue Refunding and Improvement Bonds, Series A,

6.50%, 5/15/37	10,000	10,423

Lower Colorado River Authority Revenue Refunding Bonds,

5.50%, 5/15/33	2,000	2,035

Panhandle Regional Multifamily Housing Finance Corp. Revenue Bonds, Series A, (Collateralized by GNMA Securities),

6.50%, 7/20/21	484	512

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds,

6.00%, 10/1/16	1,000	1,034

6.00%, 10/1/21	1,250	1,265

Spring Independent School District G.O. Unlimited Schoolhouse Bonds, (FGIC Insured),

5.00%, 8/15/25	4,680	4,773

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Texas – 4.1% continued

Tarrant Regional Water District & Revenue Bonds, Water Control & Improvement District (NATL-RE FGIC Insured),

5.00%, 3/1/25	$6,750	$7,183

Tarrant Regional Water District Revenue Bonds, Water Control & Improvement (NATL-RE FGIC Insured),

4.45%, 3/1/23	3,305	3,361

Texas State G.O. Unlimited Bonds, Series II-A, Veterans Housing Assistance Program Fund,

5.25%, 12/1/23	3,000	3,310

Texas State Transportation Commission Revenue Bonds, First Tier,

5.00%, 4/1/23	2,050	2,209

Texas State Transportation Commission Revenue Bonds, Series A, First Tier,

5.00%, 4/1/23	10,000	10,777
		68,452

Utah – 0.2%

Utah State Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (AMBAC Insured),

5.00%, 7/1/11	1,000	1,011

Utah Transit Authority Sales Refunding TRB, Series C (AGM Insured),

5.25%, 6/15/29	2,630	2,884
		3,895

Virginia – 1.6%

Norfolk G.O. Unlimited Refunding Bonds, Series G,

5.00%, 10/1/20	5,950	6,793

Virginia Commonwealth Transportation Board Federal Highway Revenue Reimbursement Notes,

5.00%, 9/27/12	5,550	5,918

Virginia State G.O. Unlimited Bonds, Series A (State Aid Withholding),

3.00%, 6/1/12	2,630	2,710

Virginia State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 6/1/21	5,000	5,632

Virginia State Housing Development Authority Homeownership Mortgage Revenue Bonds, Series A,

3.65%, 3/1/18	2,200	2,254

3.70%, 9/1/18	4,280	4,390
		27,697

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% continued

Washington – 2.3%

King County School District No. 405 Bellevue G.O. Unlimited Bonds (AGM Insured),

4.20%, 12/1/23	$5,000	$5,030

King County Sewer Revenue Refunding Bonds,

5.00%, 1/1/50	2,570	2,415

Pierce County School District No. 403 G.O. Unlimited Refunding Bonds (NATL-RE Insured School Board Guaranty), Prerefunded,

5.13%, 6/1/11	6,140	6,188

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien,

5.00%, 2/1/18	1,000	1,055

Seattle Limited Tax Improvement, G.O. Limited Bonds,

4.25%, 3/1/28	4,070	3,984

Washington State Motor Vehicle Fuel G.O. Unlimited Refunding Bonds, Series C,

4.00%, 7/1/25	10,000	9,620

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series 2010B,

5.00%, 1/1/26	10,000	10,558
		38,850
Total Municipal Bonds
(Cost $1,433,307)		1,415,085

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 14.7%
Northern Institutional Funds – Tax-Exempt Portfolio (2)(3)	249,291,504	$249,292
Total Investment Companies
(Cost $249,292)		249,292

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.6%

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, Series Y, Harvard University Issue,

0.16%, 4/17/11	$10,000	$10,000
Total Short-Term Investments
(Cost $10,000)		10,000

Total Investments – 99.0%
(Cost $1,692,599)		1,674,377
Other Assets less Liabilities – 1.0%		17,237
NET ASSETS – 100.0%		$1,691,614

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	At March 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $242,400,000 with net purchases of approximately $6,892,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	5.9%
Financials	14.9
General	17.5
General Obligation	19.8
School District	6.7
Transportation	10.7
Water	8.1
All other sectors less than 5%	16.4

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	26.3%
AA	45.8
A	11.1
BBB	0.1
Not Rated	0.2
Cash Equivalents	14.8
SP1/MIG1	1.7

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$1,415,085	(1)	$–	$1,415,085

Investment Companies	249,292	–		–	249,292

Short-Term Investments	–	10,000		–	10,000

Total Investments	$249,292	$1,425,085		$–	$1,674,377

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0%

Alabama – 0.0%

Auburn University General Fee Revenue Bonds, Series A, Prerefunded (NATL-RE Insured),

5.75%, 6/1/11	$350	$353

Alaska – 0.3%

Matanuska-Susitna Boro Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured),

5.00%, 9/1/14	4,285	4,775

Arizona – 2.8%

Arizona Board of Regents State University Systems Revenue Bonds, Series A, Tempe Campus Projects,

3.00%, 7/1/11	500	503

Arizona School Facilities Board Revenue Bonds, State School Improvement, Prerefunded,

5.25%, 7/1/12	1,125	1,192

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road,

5.00%, 7/1/15	5,000	5,604

Arizona Water Infrastructure Finance Authority Water Quality Revenue Bonds, Series A,

4.00%, 10/1/14	755	823

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds,

4.00%, 7/1/13	1,845	1,958

4.00%, 7/1/14	1,910	2,051

Glendale Union School District No. 11 Refunding G.O. Limited Bonds, (AGM Insured),

4.38%, 7/1/11	300	303

Maricopa County Community College District G.O. Unlimited Bonds, Series C,

4.00%, 7/1/15	1,000	1,085

4.00%, 7/1/16	1,000	1,089

Maricopa County Elementary School District No. 79 Litchfield Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2006, (NATL-RE FGIC Insured),

4.00%, 7/1/11	100	101

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project,

5.00%, 7/1/16	4,250	4,701

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Arizona – 2.8% continued

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series B, School Improvement Project of 2005, (NATL-RE FGIC Insured),

4.00%, 7/1/12	$200	$208

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005,

4.00%, 7/1/14	3,505	3,759

Maricopa County Unified School District No. 48 Scottsdale, Refunding G.O. Limited Bonds, Series A (AGM Insured),

4.00%, 7/1/11	100	101

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A, School Improvement Project of 2008 (AGM Insured),

2.50%, 7/1/14	225	228

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A, School Improvement Project of 2008, (AGM Insured),

4.25%, 7/1/14	5,000	5,340

Phoenix City G.O. Unlimited Bonds, Series B,

5.00%, 7/1/16	5,000	5,563

Pima County Street & Highway Revenue Bonds (NATL-RE FGIC Insured),

4.25%, 7/1/11	835	838

Pinal County Obligation Revenue Refunding Bonds,

3.00%, 8/1/15	1,820	1,845

Tucson Street & Highway User Revenue Bonds, Series A, Senior Lien (NATL-RE Insured),

7.00%, 7/1/11	500	508

Tucson Water Systems Revenue Bonds,

5.00%, 7/1/16	1,275	1,418
		39,218

California – 7.0%

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services,

5.00%, 10/1/14	500	552

California State Department of Water Resources Power Supply Revenue Bonds, Series L,

5.00%, 5/1/15	10,000	11,230

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

California – 7.0% continued

California State Eastern Municipal Water & Sewage Revenue Refunding COP, Series C (NATL-RE FGIC Insured),

4.00%, 7/1/11	$100	$101

California State Revenue Anticipation Notes, Series A-2,

3.00%, 6/28/11	10,000	10,057

California Statewide Communities Development Authority Revenue Bonds, Series 1A, Receivables Program,

5.00%, 6/15/13	10,000	10,649

Glendale Unified School District G.O. Unlimited Refunding Bonds,

4.00%, 9/1/11	250	254

Los Angeles County G.O. Unlimited TRANS,

2.00%, 6/30/11	20,000	20,080

Los Angeles G.O. Unlimited TRANS,

2.00%, 6/30/11	15,000	15,053

Los Angeles Unified School District G.O. Unlimited Bonds, Series I,

5.00%, 7/1/15	5,000	5,524

Los Angeles Wastewater System Revenue Refunding Bonds, Series A,

5.00%, 6/1/16	5,000	5,681

San Bernardino County Transportation Authority Sales TRB, Series A,

5.00%, 5/1/12	5,250	5,490

San Diego Unified School District G.O. Limited TRANS, Series A,

2.00%, 6/30/11	5,000	5,020

San Joaquin County Transportation Authority Sales TRB, Measure K Senior Notes,

5.00%, 4/1/11	3,000	3,000

University of California Revenue Bonds, Series P, Regents University of California,

5.00%, 5/15/13	5,085	5,517
		98,208

Colorado – 1.1%

Colorado Department of Transportation Revenue Anticipation Notes, Series A (NATL-RE Insured),

5.50%, 6/15/12	1,000	1,060

Denver City & County Art Museum G.O. Unlimited Bonds,

5.00%, 8/1/11	100	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Colorado – 1.1% continued

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured),

6.00%, 9/1/21	$5,000	$5,692

Jefferson County School District R-1 G.O. Unlimited Refunding Bonds (NATL-RE Insured State Aid Withholding),

6.50%, 12/15/11	2,645	2,758

Jefferson County School District R-1 G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 12/15/13	585	647

Regional Transportation District COP, Series A (AMBAC Insured),

4.50%, 6/1/11	1,050	1,056

Regional Transportation District COP, Series A, Transit Vehicles (AMBAC Insured),

5.00%, 12/1/16	1,590	1,742

Regional Transportation District Refunding COP, Series A (NATL-RE FGIC Insured),

5.00%, 6/1/11	1,750	1,762
		14,818

Connecticut – 1.9%

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series A,

5.00%, 1/1/13	450	483

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series D,

5.00%, 1/1/14	10,000	11,051

Connecticut State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 5/1/17	5,520	6,308

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series 1, 2nd Lien Transportation Infrastructure,

5.00%, 2/1/17	2,500	2,842

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series C, Transportation Infrastructure,

5.00%, 11/1/18	5,230	5,944
		26,628

Delaware – 1.4%

Delaware State G.O. Unlimited Bonds, Series 2009C,

5.00%, 10/1/15	15,000	17,248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Delaware – 1.4% continued

Delaware Transportation Authority Transportation System Senior Revenue Bonds (NATL-RE Insured),

5.00%, 7/1/12	$160	$169

University of Delaware Revenue Refunding Bonds, Series B,

4.00%, 11/1/14	1,250	1,373

5.00%, 11/1/15	1,000	1,148
		19,938

Florida – 6.4%

Brevard County School Board COP (AMBAC Insured), Prerefunded,

5.50%, 7/1/12	705	748

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-1, High Risk Account (G.O. of Corp. Insured),

5.00%, 6/1/11	345	348

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-2, High Risk Account (G.O. of Corp. Insured),

2.00%, 4/21/11	14,000	14,012

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured),

5.25%, 10/1/17	4,600	5,103

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A,

5.00%, 7/1/13	5,000	5,339

5.00%, 7/1/15	10,000	10,915

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A MBIA (NATL-RE-IBC Insured),

5.00%, 7/1/11	5,000	5,055

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Series G (NATL-RE FGIC Insured),

5.25%, 6/1/12	1,000	1,054

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/15	5,430	6,117

Florida State Board of Education G.O. Unlimited Bonds, Series A,

5.00%, 6/1/12	1,575	1,656

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Florida – 6.4% continued

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Guaranteed NATL-RE Insured),

5.00%, 6/1/15	$5,750	$6,226

Florida State Department of Transportation Right of Way Refunding G.O. Unlimited Bonds, Series B,

6.38%, 7/1/14	1,500	1,734

Florida State Municipal Power Agency All Requirements Power Revenue Bonds, Series A,

5.00%, 10/1/16	4,000	4,378

Jacksonville Excise TRB, Series B (AMBAC Insured),

5.38%, 10/1/18	2,350	2,475

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Project,

5.00%, 7/1/15	5,000	5,536

Miami-Dade County Water & Sewer Revenue Refunding Bonds (NATL-RE Insured),

5.00%, 10/1/13	3,500	3,775

Orlando Capital Improvement Special Revenue Refunding Bonds, Series C,

5.00%, 10/1/11	1,000	1,022

Osceola County G.O. Limited Bonds (Assured Guaranty Insured),

3.00%, 10/1/11	1,260	1,275

Palm Beach County School Board Refunding COP, Series E (AMBAC Insured),

5.38%, 8/1/15	5,000	5,504

Palm Beach County School COP Board, Series A (AGM Insured), Prerefunded,

5.38%, 8/1/12	150	160

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A,

5.00%, 10/1/16	1,500	1,642

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B,

5.00%, 10/1/11	1,510	1,544

5.00%, 10/1/12	1,440	1,526

5.00%, 10/1/14	2,535	2,760

Tallahassee Blueprint 2000 Intergovernmental Agency Revenue Bonds (NATL-RE Insured),

5.00%, 10/1/14	500	541
		90,445

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Georgia – 2.4%

Bulloch County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 5/1/12	$2,845	$2,981

Fulton County Facilities Corp. COP, Public Purpose Project,

5.00%, 11/1/15	2,250	2,474

5.00%, 11/1/16	2,280	2,509

Georgia State G.O. Unlimited Bonds, Series F,

5.00%, 11/1/14	5,000	5,674

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A,

5.00%, 6/1/18	5,000	5,690

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A (AGM Insured),

5.00%, 6/1/13	3,000	3,261

Gwinnett County Water & Sewerage Authority Revenue Bonds (County Gtd.), Prerefunded,

5.00%, 8/1/12	1,000	1,061

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL-RE FGIC Insured),

5.00%, 7/1/15	4,000	4,509

Municipal Electric Authority Revenue Bonds, Subseries A, Project One,

5.00%, 1/1/13	2,000	2,124

Municipal Electric Authority Revenue Bonds, Subseries D, Project One,

5.00%, 1/1/13	1,710	1,816

5.00%, 1/1/14	1,045	1,133
		33,232

Hawaii – 0.5%

Hawaii State G.O. Unlimited Bonds, Series DA (NATL-RE Insured),

5.25%, 9/1/16	5,000	5,459

Honolulu City & County G.O. Unlimited Bonds, Series F,

5.00%, 9/1/15	2,000	2,278
		7,737

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Idaho – 0.1%

Boise State University General Revenue Refunding Bonds, Series A (NATL-RE Insured),

3.50%, 4/1/11	$110	$110

University of Idaho Adjustable Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded,

4.38%, Mandatory Put 4/1/11	750	750
		860

Illinois – 2.4%

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds,

5.88%, 2/1/16	1,120	1,265

Illinois Finance Authority Revenue Bonds, Series A, Art Institute Chicago,

5.00%, 3/1/15	4,000	4,313

Illinois State Certificates G.O. Unlimited Notes,

3.00%, 5/20/11	15,000	15,033

Illinois State Sales TRB,

5.38%, 6/15/16	2,010	2,020

Illinois State Toll Highway Authority Revenue Bonds, Series A2 (AGM Insured), Prerefunded,

5.00%, 7/1/16	8,075	9,403

Kendall, Kane and Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series B (FGIC Insured), Prerefunded,

5.25%, 10/1/12	1,000	1,070

St Charles G.O. Unlimited Refunding Bonds, Series B, Corporation Purpose,

2.00%, 12/1/11	300	302
		33,406

Indiana – 0.9%

Indiana State Finance Authority Revenue Refunding Bonds,

5.00%, 7/1/14	3,485	3,814

Indiana Transportation Finance Authority Highway Revenue Bonds, Series A (FGIC Insured), Prerefunded,

5.13%, 6/1/14	3,350	3,781

Indiana University Revenue Bonds, Series O, Student Fee (NATL-RE FGIC Insured),

5.00%, 8/1/11	600	609

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Indiana – 0.9% continued

Indianapolis Local Public Improvement Bank Multipurpose Revenue Bonds, Series D,

5.25%, 1/10/15	$2,430	$2,638

Mount Vernon of Posey County Multi-School Building Corp. Revenue Bonds, First Mortgage (AMBAC Insured State Aid Withholding),

4.00%, 1/15/13	500	527

Pike Township Multi-School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding),

4.00%, 1/15/14	1,805	1,925
		13,294

Kansas – 0.2%

Wichita Kansas Water and Sewerage Utilities Revenue Bonds (NATL-RE FGIC Insured),

5.00%, 10/1/19	2,000	2,102

Kentucky – 1.0%

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95,

5.00%, 8/1/15	5,805	6,449

Kentucky State Property & Buildings Commission Revenue Refunding Bonds,

5.00%, 11/1/12	4,475	4,761

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, Project No. 93 (Assured Guaranty Insured),

5.25%, 2/1/17	3,000	3,350
		14,560

Louisiana – 0.1%

Louisiana State G.O. Unlimited Bonds, Series A (FGIC Insured), Prerefunded,

5.00%, 4/1/12	1,000	1,046

Maryland – 2.4%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds,

5.00%, 3/1/15	380	431

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, Series A,

5.00%, 11/1/16	5,425	6,303

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Maryland – 2.4% continued

Frederick County G.O. Unlimited Refunding Bonds, Series C,

4.00%, 12/1/15	$6,375	$7,044

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B,

5.00%, 8/1/16	15,000	17,366

Maryland State Department of Transportation Revenue Bonds,

4.50%, 2/15/12	1,850	1,917

Montgomery County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement,

5.00%, 5/1/12	1,000	1,050
		34,111

Massachusetts – 1.8%

Carlisle G.O. Unlimited Bonds,

4.00%, 6/15/11	100	101

Massachusetts State Department of Transportation System Highway Revenue Bonds, Senior Series B,

5.00%, 1/1/15	3,500	3,831

Massachusetts State G.O. Limited Bonds, Series C (NATL-RE FGIC Insured G.O. of Commonwealth),

5.50%, 11/1/14	1,875	2,150

Massachusetts State G.O. Limited Bonds, Series C, Consolidated Loan,

5.50%, 12/1/11	5,000	5,173

Massachusetts State G.O. Unlimited Refunding Bonds, Series A,

6.00%, 11/1/11	1,275	1,317

Massachusetts State Revenue Anticipation G.O. Limited Notes, Series C,

2.00%, 6/23/11	10,000	10,040

Quincy G.O. Limited Anticipation Notes,

2.00%, 7/29/11	2,500	2,512
		25,124

Michigan – 0.5%

Detroit Water Supply Systems Revenue Bonds, Series A, Senior Lien (NATL-RE Insured), Prerefunded,

5.25%, 7/1/13	1,000	1,098

Grosse Pointe Public School System G.O. Limited Bonds,

4.25%, 5/1/11	150	150

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Michigan – 0.5% continued

Michigan State Building Authority Revenue Refunding Bonds, Series II, Facilities Project (NATL-RE Insured), Prerefunded,

5.00%, 10/15/13	$5,000	$5,512
		6,760

Minnesota – 2.2%

Bemidji G.O Unlimited Bonds, Temporary Sales Tax,

4.50%, 2/1/12	3,000	3,000

Minnesota Public Facilities Authority Revolving Revenue Bonds, Series C,

5.00%, 3/1/17	5,000	5,783

Minnesota Public Facilities Authority Water PCR Bonds, Series A,

5.00%, 3/1/12	1,000	1,043

Minnesota State G.O. Unlimited Bonds, Series C,

5.00%, 8/1/13	5,000	5,491

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F,

4.00%, 8/1/15	10,000	11,028

Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured),

5.00%, 1/1/12	2,190	2,258

5.00%, 1/1/14	2,320	2,507
		31,110

Mississippi – 0.3%

Mississippi State G.O. Unlimited Bonds, Series A,

5.00%, 10/1/13	2,620	2,878

Mississippi State G.O. Unlimited Refunding Bonds,

5.75%, 12/1/11	510	528

Rankin County School District G.O. Unlimited Bonds (AGM Insured),

5.00%, 10/1/11	500	511
		3,917

Nebraska – 0.1%

Nebraska Public Power District General Revenue Bonds, Series B,

5.00%, 1/1/14	1,730	1,888

Nevada – 1.1%

Clark County School District G.O. Limited Bonds, Series A (NATL-RE Insured),

7.00%, 6/1/11	4,000	4,044

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Nevada – 1.1% continued

Clark County School District G.O. Limited Bonds, Series B (AMBAC Insured),

5.00%, 6/15/15	$2,000	$2,201

Clark County School District G.O. Limited Bonds, Series C (AGM Insured),

5.00%, 6/15/18	2,000	2,136

Clark County School District G.O. Limited Bonds, Series C (NATL-RE Insured),

5.00%, 6/15/12	2,350	2,465

Clark County School District G.O. Limited Tax Bonds, Series B,

5.00%, 6/15/11	750	757

Clark County Water Reclamation District G.O. Limited Bonds, Series B,

4.00%, 7/1/13	1,225	1,302

Las Vegas G.O. Limited Refunding Bonds (AMBAC Insured),

5.00%, 6/1/13	1,600	1,714

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series D, Limited Tax Water,

5.00%, 6/1/15	770	848

Nevada State G.O. Limited Refunding Bonds, Series A, Capital Improvement,

5.00%, 2/1/12	225	233
		15,700

New Hampshire – 0.5%

Manchester School Facilities Revenue Bonds (NATL-RE Insured), Prerefunded,

5.50%, 6/1/13	1,400	1,533

New Hampshire Health & Education Facilities Authority Revenue Bonds, Series A, University Systems,

5.00%, 7/1/14	3,000	3,297

New Hampshire State Capital Improvement G.O. Unlimited Bonds, Series C,

5.00%, 5/1/12	2,500	2,624
		7,454

New Jersey – 4.5%

Dover Township of Toms River General Improvement Golf Course Utility G.O. Unlimited Bonds (NATL-RE FGIC Insured),

3.00%, 3/1/12	120	123

Mercer County College G.O. Unlimited Bonds,

4.00%, 6/1/12	275	286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

New Jersey – 4.5% continued

New Jersey Economic Development Authority School Construction Revenue Bonds, Series BB, Escrowed to Maturity,

3.00%, 9/1/11	$150	$152

New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series EE,

5.00%, 9/1/18	10,000	10,553

New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Sub-Series T-3 (AGM Insured),

5.00%, Mandatory Put 9/1/14	2,500	2,731

New Jersey Economic Development Authority School Facilities Construction Revenue Refunding Bonds, Sub-Series DD-1,

5.00%, 12/15/16	10,000	10,747

New Jersey Educational Facilities Authority Princeton Theological Revenue Bonds, Series A,

3.00%, 7/1/12	200	206

New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A,

5.50%, 9/1/11	1,000	1,021

New Jersey State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/15	3,200	3,566

New Jersey State G.O. Unlimited Refunding Bonds, Series J (NATL-RE FGIC-TCRS Insured),

5.00%, 7/15/11	750	760

New Jersey State G.O. Unlimited Refunding Bonds, Series Q,

5.00%, 8/15/17	10,000	11,205

New Jersey State Tax & Revenue Anticipation Notes,

2.00%, 6/23/11	15,000	15,058

New Jersey State Transit Corp. COP, Series A (AMBAC Insured),

5.25%, 9/15/14	2,000	2,175

New Jersey Transportation Trust Fund Authority Transportation System Revenue Bonds, Series D, Unrefunded Balance (AMBAC Insured),

5.00%, 6/15/18	4,000	4,177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

New Jersey – 4.5% continued

Wayne Township School District G.O. Unlimited Bonds (AGM Insured School Board Resource Fund),

3.25%, 7/15/11	$1,500	$1,513
		64,273

New Mexico – 1.4%

Albuquerque City G.O. Unlimited Bonds, Series A,

3.00%, 7/1/15	1,590	1,678

Albuquerque City General Purpose G.O. Unlimited Bonds, Series A,

4.00%, 7/1/17	5,050	5,517

Los Alamos County Gross Receipts Tax Improvement Revenue Bonds,

4.00%, 6/1/13	1,000	1,064

New Mexico Finance Authority Revenue Bonds, Series A,

2.00%, 6/1/11	350	351

New Mexico State Severance Tax Revenue Refunding Bonds, Series D,

5.00%, 7/1/17	10,000	11,482
		20,092

New York – 9.0%

Metropolitan Transportation Authority Revenue Bonds, Series G,

5.00%, 11/15/17	2,235	2,459

Metropolitan Transportation Authority Revenue Refunding Bonds, Series E (NATL-RE Insured),

5.50%, 11/15/12	335	358

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F (NATL-RE Insured),

5.00%, 11/15/12	4,000	4,243

Nassau County G.O. Unlimited Revenue Anticipatory Notes, Series B,

1.25%, 4/15/11	15,000	14,999

New York City Health & Hospital Corp. Revenue Bonds, Series A, Health Systems (G.O. of Corp.),

5.00%, 2/15/13	5,000	5,301

New York City Transitional Finance Authority Revenue Bonds, Series A, Future Tax Secured,

5.00%, 11/1/15	5,000	5,678

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured,

5.25%, 8/1/18	5,035	5,478

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

New York – 9.0% continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B, Future Tax Secured,

5.00%, 11/1/15	$8,400	$9,558

New York G.O. Unlimited Bonds, Series C,

5.25%, 8/1/11	3,250	3,302

New York G.O. Unlimited Bonds, Series E,

5.00%, 8/1/11	1,450	1,472

New York G.O. Unlimited Bonds, Series H-1,

5.00%, 3/1/16	5,000	5,601

New York State Dormitory Authority Educational Facilities Revenue Bonds, Series A (FGIC Insured), Prerefunded,

4.88%, 5/15/12	150	159

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding),

5.00%, 10/1/16	1,905	2,089

5.00%, 10/1/17	2,880	3,133

New York State Dormitory Authority Personal Income TRB, Series A,

5.00%, 3/15/16	1,265	1,437

New York State Dormitory Authority State Supported Debt City University System Consolidated Fifth General Resolution Revenue Bonds, Series B,

5.00%, 7/1/14	1,370	1,508

New York State Dormitory Authority State Supported Debt Revenue Bonds, Mental Health Services Facilities Improvement (State Appropriation Insured),

5.00%, 2/15/13	5,000	5,319

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement (State Appropriation Insured),

5.00%, 2/15/14	2,810	3,079

New York State Dormitory Authority Third General Resources Revenue Bonds, Series A,

3.50%, 11/15/11	200	204

New York State Environmental Facilities Corp. State Clean Water & Drinking Revolving Funds Revenue Bonds, Series K, New York City Municipal Water Project,

5.25%, 6/15/21	6,510	6,798

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

New York – 9.0% continued

New York State Thruway Authority General Revenue Bonds, Anticipatory Notes,

3.00%, 7/15/11	$1,150	$1,159

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A,

5.00%, 4/1/14	1,000	1,106

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B,

5.00%, 4/1/14	3,000	3,318

New York State Thruway Authority Services Contract Revenue Bonds, Local Highway & Bridge Service Contract,

5.00%, 4/1/15	4,500	4,989

New York State Thruway Authority Services Contract Revenue Refunding Bonds, Bridge Service Contract,

5.00%, 4/1/13	3,000	3,223

New York State Urban Development Corp. Revenue Bonds, Series B-1, State Personal Income Tax,

5.00%, 3/15/16	2,075	2,353

New York State Urban Development Corp. Revenue Refunding Bonds, Series D,

5.00%, 1/1/16	3,000	3,330

Suffolk County Public Improvement G.O. Unlimited Bonds, Series A (NATL-RE Insured),

5.00%, 5/1/12	100	105

Suffolk County Tax Anticipation G.O. Unlimited Notes,

2.00%, 9/13/11	20,000	20,145

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B (G.O. of Authority),

5.00%, 11/15/11	240	247

5.25%, 11/15/18	5,000	5,307
		127,457

North Carolina – 1.0%

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C,

5.00%, 3/1/16	10,000	11,503

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A,

5.00%, 3/1/12	2,550	2,659
		14,162

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Ohio – 2.7%

Columbus G.O. Unlimited Bonds, Series A,

5.00%, 6/1/15	$2,500	$2,844

Ohio State Common School G.O. Unlimited Refunding Bonds, Series A,

5.00%, 9/15/15	6,000	6,789

Ohio State Common School G.O. Unlimited Refunding Bonds, Series C,

5.00%, 9/15/14	2,500	2,799

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/14	7,500	8,375

Ohio State University General Receipts Revenue Bonds, Series A, Prerefunded,

5.00%, 12/1/12	2,035	2,184

Ohio State University General Receipts Revenue Refunding Bonds, Series A,

5.00%, 12/1/14	5,000	5,621

Ohio State Water Development Authority PCR Refunding Bonds, Water Quality,

5.00%, 12/1/14	2,250	2,540

University of Akron General Receipts Revenue Bonds, Series A (AGM Insured),

5.00%, 1/1/15	2,500	2,743

University of Cincinnati Ohio General Receipts Revenue Bonds, Series C (Assured Guaranty Insured),

5.00%, 6/1/13	2,110	2,272

5.00%, 6/1/14	1,795	1,960
		38,127

Oklahoma – 0.1%

Oklahoma State Municipal Power Authority Power Supply System Revenue Bonds, Series A,

5.00%, 1/1/15	1,575	1,735

Tulsa County Independent School District No. 1 Combined Purpose, G.O. Unlimited Bonds, Series A,

2.00%, 6/1/14	270	275
		2,010

Oregon – 1.3%

Multnomah-Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds (AGM Insured School Board Guaranty), Prerefunded,

5.50%, 6/15/11	1,000	1,011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Oregon – 1.3% continued

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A,

5.00%, 8/1/17	$2,380	$2,743

Oregon State Department of Administrative Services COP, Series C,

5.00%, 11/1/14	2,895	3,236

Oregon State Department of Administrative Services Refunding COP, Series D,

5.00%, 11/1/14	5,670	6,339

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien,

4.00%, 10/1/15	2,435	2,669

Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds, Series A (AGM Insured),

5.00%, 6/1/12	1,800	1,895
		17,893

Pennsylvania – 2.2%

Lehigh County General Purpose Authority Revenue Bonds, Saint Luke’s Hospital, Prerefunded,

5.38%, 8/15/13	1,000	1,107

Parkland School District G.O. Unlimited Bonds (NATL-RE FGIC Insured State Aid Withholding),

5.25%, 9/1/11	100	102

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series,

5.00%, 7/1/15	15,000	17,041

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania,

5.00%, 9/1/17	5,000	5,731

University of Pittsburgh Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University),

5.00%, 9/15/14	6,000	6,747
		30,728

Rhode Island – 0.0%

Rhode Island Clean Water Finance Agency PCR Refunding Bonds, Sub-Series A,

5.00%, 10/1/14	150	169

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

South Carolina – 1.0%

Greenville County School District Installment Purchase Revenue Bonds, Building Equity Sooner Tomorrow, Prerefunded,

5.50%, 12/1/12	$1,140	$1,245

South Carolina Capital Improvements G.O. Unlimited Bonds,

5.00%, 3/1/15	10,000	11,348

South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured),

5.25%, 10/1/11	245	251

South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured), Prerefunded,

5.00%, 10/1/11	225	230

South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (XLCA Insured),

5.00%, 10/1/11	575	588

South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (AMBAC Insured),

5.00%, 10/1/11	500	511
		14,173

Tennessee – 1.4%

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O. of University),

5.25%, 10/1/15	5,000	5,748

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding Bonds, Series B, Vanderbilt University (G.O. of University),

5.00%, 10/1/12	1,600	1,707

Shelby County G.O. Unlimited Refunding Bonds,

5.00%, 4/1/15	5,000	5,658

Tennessee State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/15	5,000	5,688

Tennessee State School Board Authority Revenue Bonds, Series B, Higher Educational Facilities 2nd Program,

4.00%, 5/1/14	1,030	1,121
		19,922

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Texas – 6.1%

Alamo Community College District Combined Fee Revenue Refunding Bonds (AGM Insured),

5.00%, 11/1/11	$250	$257

Austin Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.),

5.00%, 8/1/11	100	102

Bell County G.O. Limited Tax Notes, Prerefunded,

5.00%, 2/15/12	1,095	1,139

Bell County G.O. Limited Tax Notes, Unrefunded Balance,

5.00%, 2/15/15	905	936

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF Gtd.),

3.13%, 2/15/17	7,140	7,499

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.),

3.25%, 2/15/17	7,000	7,400

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF Gtd.),

5.50%, 2/15/17	10,000	11,768

Dallas Waterworks & Sewer Systems Revenue Refunding Bonds (AMBAC Insured),

5.00%, 10/1/11	3,435	3,516

Fort Worth G.O. Limited Certificates (AGM Insured), Prerefunded,

4.38%, 3/1/13	1,000	1,071

Houston Public Improvement G.O. Limited Bonds, Series E (AMBAC Insured),

5.00%, 3/1/19	3,000	3,207

Houston Public Improvement G.O. Limited Refunding Bonds, Series A,

5.00%, 3/1/17	5,000	5,711

Irving Improvement G.O. Limited Refunding Bonds,

5.00%, 9/15/11	1,000	1,021

Lower Colorado River Authority Revenue Refunding Bonds,

5.00%, 5/15/13	1,000	1,080

5.00%, 5/15/15	1,580	1,766

Lower Colorado River Authority Transmission Contract Revenue Bonds (AGM Insured),

5.38%, 5/15/14	1,235	1,293

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Texas – 6.1% continued

Lower Colorado River Authority Unrefunded Balance Revenue Refunding Bonds, Series B (FSA Insured),

6.00%, 5/15/12	$1,075	$1,080

Lubbock Waterworks G.O. Limited Certificates, Series A,

2.00%, 2/15/12	825	836

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,

5.00%, 1/1/12	2,000	2,056

Plano Independent School District G.O. Unlimited Bonds, Series A, School Building,

5.00%, 2/15/12	1,000	1,041

San Antonio Electric & Gas Revenue Refunding Bonds, Series A,

5.50%, 2/1/12	1,350	1,407

San Antonio General Improvement G.O. Limited Refunding Bonds,

4.00%, 8/1/12	1,585	1,659

San Antonio Unrefunded Balance G.O. Limited Bonds,

5.00%, 8/1/11	100	102

Texas State PFA G.O. Unlimited Refunding Bonds, Series A,

5.00%, 10/1/15	7,000	8,011

Texas State PFA G.O. Unlimited Refunding Bonds,

5.50%, 10/1/12	2,260	2,430

Texas State Tax & Revenue Anticipation Notes,

2.00%, 8/31/11	20,000	20,142
		86,530

Utah – 2.1%

Alpine School District G.O. Unlimited Bonds (School Board Guaranty), Prerefunded,

5.25%, 9/15/11	2,000	2,045

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Series A,

5.00%, 7/1/12	10,000	10,528

5.50%, 7/1/14	3,500	3,786

Nebo School District G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty),

2.50%, 7/1/11	500	502

Uintah County Municipal Building Authority Lease Revenue Bonds,

4.50%, 6/1/14	650	702

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Utah – 2.1% continued

Utah State G.O. Unlimited Bonds, Series A,

5.00%, 7/1/15	$10,160	$11,619

Utah State G.O. Unlimited Refunding Bonds, Series B,

5.38%, 7/1/12	1,000	1,062
		30,244

Virginia – 3.3%

Arlington County G.O. Unlimited Refunding Bonds, Series D,

4.00%, 8/1/15	3,235	3,572

Fairfax County G.O. Unlimited Refunding Bonds, Series C, Public Improvement Project (State Aid Withholding),

5.00%, 10/1/15	10,235	11,769

Loudoun County G.O. Unlimited Bonds, Series B (State Aid Withholding), Public Improvement Project,

5.00%, 12/1/13	1,000	1,110

Virginia Public School Authority School Financing Revenue Bonds, Series B (State Aid Withholding), Prerefunded,

5.00%, 8/1/11	5,000	5,127

Virginia Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding),

5.00%, 8/1/19	10,000	11,432

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series B, (State Appropriation Insured),

5.00%, 8/1/16	5,000	5,748

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B,

5.00%, 8/1/12	1,355	1,436

Virginia State Public School Authority School Financing Revenue Bonds, Series B-1 (State Aid Witholding),

5.00%, 8/1/16	1,000	1,150

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing Program,

5.00%, 11/1/15	4,025	4,607
		45,951

Washington – 2.9%

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 1,

5.00%, 7/1/14	3,500	3,908

5.50%, 7/1/14	1,200	1,359

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Washington – 2.9% continued

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3,

5.00%, 7/1/15	$5,000	$5,652

5.00%, 7/1/18 (1)	10,000	11,382

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project 3,

5.00%, 7/1/12	150	158

Franklin County Public Utility District No. 1 Electric Revenue Refunding Bonds (NATL-RE Insured), Prerefunded,

5.63%, 9/1/12	1,000	1,072

King County G.O. Limited Tax Anticipation Notes,

2.00%, 6/15/11	2,000	2,007

King County School District No. 1 Seattle G.O. Limited Bonds, Series A (School Board Guaranty Insured),

4.00%, 6/1/11	400	403

King County Sewer Revenue Refunding Bonds, Series B (AGM Insured),

5.50%, 1/1/15	1,500	1,551

Port Seattle Revenue Refunding Bonds, Series A (NATL-RE Insured),

5.25%, 7/1/12	200	211

Seattle Water System Revenue Bonds (NATL-RE Insured),

5.00%, 9/1/11	105	107

Snohomish County Limited Tax G.O. Limited Bonds (NATL-RE Insured), Prerefunded,

5.25%, 12/1/11	325	335

Snohomish County Public Utility District No. 1 Electric Revenue Refunding Bonds (AGM Insured),

5.00%, 12/1/17	3,000	3,285

Tacoma Solid Waste Utilities Revenue Refunding Bonds (AMBAC Insured), Prerefunded,

5.25%, 12/1/11	3,000	3,097

Washington State G.O. Unlimited Refunding Bonds, Series R-2011A,

5.00%, 1/1/18	5,200	5,937
		40,464

Wisconsin – 1.4%

Milwaukee City G.O. Unlimited Promissory Notes, Series N1,

5.00%, 2/15/16	4,300	4,902

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.0% continued

Wisconsin – 1.4% continued

Milwaukee City G.O. Unlimited Promissory Notes, Series N1 (AMBAC Insured),

5.00%, 2/15/12	$2,575	$2,679

Milwaukee County G.O. Unlimited Refunding Bonds, Series A,

3.40%, 8/1/14	5,000	5,357

Milwaukee County Metropolitan Sewer District Sewage System G.O. Unlimited Bonds, Series F,

3.25%, 10/1/11	500	507

Wisconsin State Clean Water Revenue Bonds, Series 1, Prerefunded,

5.00%, 6/1/11	500	504

Wisconsin State G.O. Unlimited Bonds, Series D,

5.00%, 5/1/15	4,625	5,220

Wisconsin State G.O. Unlimited Bonds, Series F (AGM Insured), Prerefunded,

5.50%, 5/1/12	1,000	1,053
		20,222

Wyoming – 0.2%

Campbell County Recreation Project Board Lease Revenue Bonds,

5.00%, 6/15/12	3,000	3,144
Total Municipal Bonds
(Cost $1,082,245)		1,102,245
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 13.1%

AIM Tax-Free Cash Reserve Portfolio	95,895	$96
Northern Institutional Funds – Tax-Exempt Portfolio (2)(3)	185,149,045	185,149
Total Investment Companies
(Cost $185,245)		185,245
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 8.8%

Bethlehem Area School District G.O. Unlimited VRDB (AGM Insured State Aid Withholding),

0.37%, 4/7/11	$14,490	$14,490

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 8.8% continued

Chicago Board of Education G.O. Unlimited VRDB, Series B (AGM Insured),

0.31%, 4/7/11	$18,855	$18,855

Colorado Springs Utilities Revenue Refunding VRDB, Series A, Subordinate Lien,

0.33%, 4/7/11	5,400	5,400

Harris County Health Facilities Development Corp. Hospital Revenue Refunding VRDB, Series A, Memorial Hermann Healthcare (AGM Insured),

0.32%, 4/6/11	20,000	20,000

Long Island Power Authority Electric System Revenue VRDB, Series J (FSA Insured),

0.31%, 4/4/11	11,120	11,120

Maryland State Stadium Authority Sports Facilities Lease Revenue Refunding VRDB, Football Stadium Issue,

0.30%, 4/7/11	4,700	4,700

Metropolitan Transportation Authority Dedicated Tax Revenue VRDB, Series B (AGM Insured),

0.33%, 4/7/11	20,000	20,000

Nazareth Area School District G.O. Limited VRDB (AGM Insured State Aid Withholding),

0.37%, 4/7/11	10,990	10,990

North Penn Water Authority Revenue VRDB (AGM Insured),

0.37%, 4/7/11	8,300	8,300

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C1 (AGM Insured),

0.31%, 4/7/11	5,000	5,000

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C3 (AGM Insured),

0.32%, 4/7/11	5,420	5,420
Total Short-Term Investments
(Cost $124,275)		124,275

Total Investments – 99.9%
(Cost $1,391,765)		1,411,765
Other Assets less Liabilities – 0.1%		1,805
NET ASSETS – 100.0%		$1,413,570

(1)	When-Issued Security.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $259,314,000 with net sales of approximately $74,165,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General Obligations	29.8%
General	17.3
Financials	13.1
School District	11.1
Power	6.1
Transportation	6.1
All other sectors less than 5%	16.5

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the Short- Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	21.4%
AA	41.5
A	4.0
Not Rated	6.0
Cash and Equivalents	12.4
SP1/MIG1	14.7

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.

TAX -EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$1,102,245	(1)	$–	$1,102,245

Investment Companies	185,245	–		–	185,245

Short-Term Investments	–	124,275		–	124,275

Total Investments	$185,245	$1,226,520		$–	$1,411,765

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3%

Alaska – 0.3%

Alaska State Housing Finance Corp. General Housing Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured),

5.25%, 12/1/25	$3,000	$3,051

Arizona – 1.4%

Arizona State Transportation Board Highway Revenue Bonds, Series B,

5.00%, 7/1/24	5,000	5,287

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior A,

5.00%, 7/1/34	3,515	3,260

Scottsdale Municipal Property Corp. Excise Tax Revenue Bonds, Water and Sewer Improvements Project,

5.00%, 7/1/36	5,000	4,971
		13,518

California – 15.6%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured),

5.90%, 8/1/30	10,000	10,905

Brentwood Infrastructure Financing Authority Water Revenue Bonds,

5.75%, 7/1/38	1,500	1,523

California Health Facilities Financing Authority Revenue Bonds, Series B, Sutter Health,

6.00%, 8/15/42	5,000	4,951

California State Department of Water Resources System Revenue Bonds, Series AH, Cent VY Project,

5.25%, 12/1/35	10,000	10,251

California State G.O. Unlimited Bonds, Unrefunded Balance,

5.75%, 5/1/30	130	130

California State G.O. Unlimited Refunding Bonds,

6.25%, 11/1/34	2,830	2,972

California State University Systemwide Revenue Bonds, Series A, (NATL-RE FGIC Insured),

5.00%, 11/1/30	5,000	4,640

Carlsbad Unified School District G.O. Unlimited Convertible Bonds, Series B, Election,

3.19%, 5/1/34 (1)	2,500	1,420

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

California – 15.6% continued

Colton Joint Unified School District Capital Appreciation G.O. Unlimited Bonds, Series C, Election of 2001 (NATL-RE FGIC Insured),

10.88%, 2/1/32 (1)	$5,800	$1,313

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured),

5.00%, 6/1/32	5,000	5,047

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured),

5.75%, 8/1/39	5,000	5,000

Fontana Unified School District Capital Appreciation G.O. Unlimited Bonds, Series B, Election 2006 (AGM Insured),

13.77%, 8/1/31(1)	5,380	1,328

Hartnell Community College District Capital Appreciation G.O. Unlimited Bonds, Series D, Election of 2002,

5.71%, 8/1/34 (1)	4,500	2,127

Kern High School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured),

6.60%, 2/1/17	1,845	1,911

6.60%, 8/1/17	1,825	1,890

Long Beach Airport Senior Revenue Bonds, Series A,

5.00%, 6/1/40	4,000	3,380

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured),

5.00%, 5/15/21	1,000	1,016

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured),

5.00%, 10/1/21	1,000	1,039

Los Angeles Department of Airports Revenue Bonds, Series A,

5.00%, 5/15/34	2,000	1,895

Los Angeles Department of Airports Revenue Bonds, Subseries B, Los Angeles International Airport,

5.00%, 5/15/40	5,000	4,512

Los Angeles Unified School District Refunding G.O. Unlimited Bonds, Series A-1 (NATL-RE Insured),

4.50%, 7/1/25	4,050	3,863

4.50%, 1/1/28	2,000	1,791

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

California – 15.6% continued

Menlo Park G.O. Unlimited Bonds,

5.25%, 8/1/27	$1,000	$1,044

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A,

5.00%, 7/1/32	6,105	6,157

Modesto Irrigation District Capital Improvements COP, Series A,

5.75%, 10/1/29	7,020	7,141

New Haven Unified School District Capital Appreciation G.O. Unlimited Bonds (Assured Guaranty Insured),

11.89%, 8/1/31 (1)	1,270	313

12.58%, 8/1/32 (1)	1,285	295

Sacramento County Airport System Senior Revenue Bonds,

5.00%, 7/1/40	10,000	8,802

Sacramento Regional County Sanitation District Financing Authority Revenue Refunding Bonds (AMBAC Insured),

5.00%, 12/1/27	5,000	4,938

San Bernardino Community College District G.O. Unlimited Bonds, Series C, Election 2002 (AGM Insured),

5.00%, 8/1/31	5,000	4,749

San Diego County Regional Airport Authority Revenue Bonds, Sub Series A,

5.00%, 7/1/40	4,000	3,456

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project,

5.25%, 3/1/22	3,155	3,193

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A,

4.90%, 5/1/29	2,000	1,939

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E,

5.25%, 5/1/32	5,000	4,875

San Francisco City & County International Airports Commission International Airport Revenue Bonds, Second Series F,

5.00%, 5/1/40	5,000	4,460

San Joaquin County Transportation Authority Measure K Sales Limited TRB, Series A,

5.25%, 3/1/31	5,000	4,975

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

California – 15.6% continued

San Joaquin County Transportation Authority Measure K Sales TRB, Senior Notes,

4.00%, 4/1/11	$1,000	$1,000

University of California General Revenue Bonds, Series Q,

5.25%, 5/15/27	2,500	2,624

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election,

5.50%, 8/1/30	5,375	5,433

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002,

5.50%, 8/1/33	7,000	7,178
		145,476

Colorado – 0.7%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded,

6.50%, 11/15/11	1,000	1,047

Denver City & County Airport System Revenue Bonds, Series A,

5.25%, 11/15/29	3,000	3,044

Denver City & County Special Facilities Airport Revenue Bonds, Series A (AMT), Rental Car Project (NATL-RE Insured),

6.00%, 1/1/14	2,275	2,282
		6,373

Connecticut – 0.1%

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured),

4.75%, 11/15/18	805	831

Delaware – 0.3%

Delaware State Housing Authority Revenue Bonds, Series A (AMT), Senior SFM (AGM Insured),

5.80%, 7/1/35	2,715	2,854

District of Columbia – 2.3%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured),

5.50%, 4/1/36	1,010	1,037

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

District of Columbia – 2.3% continued

District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series A,

5.50%, 10/1/39	$15,000	$15,427

Metropolitan Washington Airports Authority System Revenue Bonds, Series A (AMT) (NATL-RE Insured),

5.00%, 10/1/35	5,000	4,640
		21,104

Florida – 6.8%

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C,

7.05%, 5/1/15	800	810

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Unrefunded Balance,

9.13%, 6/1/14	1,235	1,338

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Escrowed to Maturity,

9.13%, 6/1/14	325	397

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity,

10.00%, 7/1/14	12,750	14,646

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds,

5.25%, 7/1/37	10,000	10,107

Florida State Municipal Power Agency Revenue Bonds, Series A, All Requirements Power,

5.25%, 10/1/19	2,000	2,168

6.25%, 10/1/31	3,000	3,259

Miami-Dade County Aviation Revenue Bonds, Series A, Miami International Airport,

5.50%, 10/1/29	2,500	2,491

5.38%, 10/1/35	5,000	4,736

Miami-Dade County Transit Sales Surtax Revenue Bonds (XLCA Insured),

5.00%, 7/1/31	10,000	9,751

Orlando Utilities Commission Water & Electric Revenue Refunding Bonds, Subseries D, Escrowedto Maturity,

6.75%, 10/1/17	7,700	8,930

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Florida – 6.8% continued

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured),

5.50%, 10/1/15	$4,875	$5,265
		63,898

Georgia – 1.4%

Athens-Clarke County Unified Government Water & Sewer Revenue Bonds,

5.50%, 1/1/38	7,500	7,641

Gainesville & Hall County Development Authority Revenue Bonds, Series C, Senior Living Facilities-Lanier Village,

7.25%, 11/15/29	2,000	2,010

Georgia Municipal Electric Authority Power Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured),

6.38%, 1/1/16	2,300	2,625

Private Colleges & Universities Authority Student Housing Revenue Bonds, Series A, Mercer Housing Corp. Project,

6.00%, 6/1/21	1,000	1,002
		13,278

Hawaii – 2.2%

Honolulu City & County G.O. Unlimited Bonds, Series D,

5.25%, 9/1/34	1,000	1,026

Honolulu City & County Waste Water System Revenue Bonds, Senior Series A (NATL-RE FGIC Insured),

5.00%, 7/1/35	15,000	14,771

University of Hawaii Revenue Bonds, Series A,

5.25%, 10/1/34	5,000	5,093
		20,890

Illinois – 14.5%

Bolingbrook Capital Appreciation G.O. Unlimited Bonds, Series B, Unrefunded Balance (NATL-RE Insured),

13.34%, 1/1/33 (1)	505	119

Chicago Board of Education G.O. Unlimited Refunding Bonds, Series A (AMBAC Insured),

5.50%, 12/1/30	2,990	2,902

Chicago City G.O. Unlimited Refunding Bonds, Series A, Unrefunded Balance, (NATL-RE Insured),

5.00%, 1/1/34	5,000	4,328

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Illinois – 14.5% continued

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured),

5.00%, 1/1/31	$2,000	$1,829

Chicago O’Hare International Airport Second Lien General Revenue Refunding Bonds (AMT) (AMBAC Insured),

5.50%, 1/1/18	5,000	5,031

Chicago O’Hare International Airport Third Lien General Revenue Bonds, Series B-2 (AMT) (XLCA Insured),

6.00%, 1/1/29	11,000	11,068

Chicago O’Hare International Airport Third Lien General Revenue Refunding Bonds, Series A (NATL-RE Insured),

5.00%, 1/1/28	5,000	4,707

Illinois Educational Facilities Finance Authority Revenue Bonds, Northwestern University,

5.00%, 12/1/38	5,505	5,507

Illinois Educational Facilities Finance Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded,

6.00%, 5/1/12	750	802

Illinois Finance Authority Revenue Bonds, Series A, Art Institute Chicago,

6.00%, 3/1/38	4,850	4,923

5.25%, 3/1/40	5,000	4,597

Illinois Finance Authority Revenue Bonds, Series A, DePaul University,

6.13%, 10/1/40	5,000	5,028

Illinois Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE FGIC Insured),

5.25%, 2/1/27	5,000	5,035

Illinois State Sales TRB,

5.25%, 6/15/24	5,000	5,051

Illinois State Toll Highway Authority Refunding Revenue Bonds, Series B,

5.50%, 1/1/33	10,500	10,486

Illinois State Toll Highway Authority Refunding Revenue Bonds, Series B (BHAC-CR Insured),

5.50%, 1/1/33	5,000	5,053

Metropolitan Pier & Exposition Authority Dedicated Sales Refunding TRB, Series B, McCormick Place Expansion (AGM Insured),

5.00%, 6/15/50	12,500	10,474

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Illinois – 14.5% continued

Metropolitan Pier & Exposition Authority Dedicated Sales Refunding TRB, Series B-2, McCormick Place Expansion,

5.00%, 6/15/50	$3,000	$2,442

5.25%, 6/15/50	5,000	4,252

Metropolitan Pier & Exposition Authority Dedicated Sales TRB, Series A, McCormick Place Expansion,

5.50%, 6/15/50	9,250	8,312

Metropolitan Pier & Exposition Authority Dedicated Sales TRB, Series A, McCormick Place Expansion (NATL-RE Insured),

5.25%, 6/15/42	10,000	9,130

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured),

5.75%, 6/1/34	3,900	3,925

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC G.O. of Authority Insured),

6.00%, 7/1/33	15,000	15,620

Springfield Water Revenue Bonds,

5.50%, 3/1/32	2,300	2,375

University of Illinois Revenue Refunding Bonds, Series A, Auxiliary System Facilities (AMBAC Insured),

5.00%, 4/1/30	2,500	2,331
		135,327

Indiana – 3.4%

Hamilton County Public Building Corp. First Mortgage G.O. Unlimited Bonds,

7.25%, 8/1/13	4,200	4,607

Indiana Finance Authority Highway Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured),

4.50%, 6/1/29	3,000	2,885

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series A (NATL-RE Insured),

5.00%, 1/1/42	5,000	4,481

Indiana State Office Building Commission Capital Complex Revenue Bonds, Series B (NATL-RE Insured),

7.40%, 7/1/15	5,620	6,507

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series B (AMT), Airports Authority Project, (NATL -RE Insured),

4.75%, 1/1/33	5,600	4,654

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Indiana – 3.4% continued

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series F (AMT), Indianapolis Airports Authority, (AMBAC Insured),

5.00%, 1/1/36	$1,500	$1,284

Indianapolis Utilities District Revenue Refunding Bonds, Series B (NATL-RE FGIC Insured),

3.50%, 6/1/18	3,280	3,286

Monroe County Hospital Authority Revenue Bonds, Series B, Bloomington Hospital Obligation Group (AGM Insured),

6.00%, 5/1/29	2,000	2,001

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured),

5.50%, 1/10/24	1,815	1,959
		31,664

Kansas – 0.2%

Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III,

6.25%, 11/15/18	1,685	1,744

Kentucky – 1.1%

Louisville & Jefferson County Metropolitan District Sewer & Drain System Revenue Bonds, Series A (NATL-RE Insured),

5.50%, 5/15/34	10,000	10,057

Louisiana – 0.5%

East Baton Rouge Sewer Commission Revenue Bonds, Series A,

5.25%, 2/1/39	5,000	4,985

Maine – 0.1%

Maine State Housing Authority Mortgage Purpose Revenue Bonds, Series B-2,

4.10%, 11/15/25	1,250	1,183

Maryland – 1.3%

Maryland State G.O. Unlimited Bonds, First Series B,

4.50%, 3/15/24	10,000	10,444

Montgomery County Housing Opportunities Commission Multifamily Revenue Bonds, Series A, Housing Development,

6.10%, 7/1/30	1,500	1,501
		11,945

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Massachusetts – 3.9%

Massachusetts Bay Transportation Senior Authority Sales Refunding TRB, Series A1,

5.25%, 7/1/29	$5,945	$6,472

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Massachusetts Institute of Technology (G.O. of University Insured),

5.00%, 7/1/19	5,000	5,613

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare,

5.25%, 7/1/29	5,000	5,033

Massachusetts State School Building Authority Dedicated Sales TRB, Series A (AGM Insured),

5.00%, 8/15/30	5,000	5,074

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund,

5.00%, 8/1/27	10,000	10,666

Massachusetts State Water Pollution Abatement Trust Subordinate Revenue Bonds, Series A, MWRA Program,

6.00%, 8/1/19	3,000	3,652
		36,510

Michigan – 0.1%

Wayne Charter County Airport Revenue Refunding Bonds, Series C (NATL-RE FGIC Insured),

5.38%, 12/1/15	1,000	1,072

Minnesota – 0.6%

Farmington Independent School District No. 192 G.O. Unlimited Bonds, Series B, School Building (AGM School District Credit Program Insured),

5.00%, 2/1/26	5,000	5,132

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured),

5.35%, 7/1/17	310	322

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series F,

5.70%, 1/1/17	475	480
		5,934

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Mississippi – 0.0%

Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured),

5.40%, 6/1/38	$35	$36

Nebraska – 0.3%

Omaha Public Power District Electric System Revenue Bonds, Series A,

5.50%, 2/1/39	2,500	2,573

Nevada – 0.5%

Clark County Passenger Facility Charge Revenue Bonds, Series A, Las Vegas-McCarran International Airport,

5.00%, 7/1/30	5,000	4,739

New Hampshire – 1.2%

New Hampshire Health & Education Facilities Authority Revenue Bonds, Dartmouth College,

5.25%, 6/1/39	10,890	11,085

New Jersey – 0.7%

Garden State Preservation Trust Open Space & Farmland Revenue Bonds, Series 2005-A, (AGM Insured),

5.75%, 11/1/28	1,445	1,612

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded,

6.25%, 7/1/12	445	476

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured),

2.21%, 1/1/35 (1)	5,000	3,852

New Jersey Transportation Trust Fund Authority Capital Appreciation Revenue Bonds, Series C, (AMBAC Insured),

8.43%, 12/15/26 (1)	850	319
		6,259

New Mexico – 0.4%

New Mexico Mortgage Finance Authority Revenue Bonds, Series C-2, SFM Class 1 (Collateralized by GNMA/FNMA/FHLMC Securities),

5.00%, 9/1/26	3,625	3,672

New York – 15.0%

Long Island Power Authority Electric System General Revenue Bonds, Series A,

6.00%, 5/1/33	10,000	10,610

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

New York – 15.0% continued

Long Island Power Authority Electric System Revenue Bonds, Series A,

6.25%, 4/1/33	$5,000	$5,470

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A,

5.50%, 11/15/39	10,000	10,105

Metropolitan Transportation Authority Revenue Bonds, Series G,

5.25%, 11/15/26	10,000	10,082

New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds, Series A, Fiscal 2009,

5.75%, 6/15/40	10,000	10,553

New York City Municipal Water Finance Authority Water & Sewer Revenue Refunding Bonds, Series C,

4.75%, 6/15/33	5,000	4,781

New York City Municipal Water Finance Authority Water & Sewer Second General Resolution Revenue Bonds, Series GG,

5.00%, 6/15/43	5,185	4,969

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B,

5.00%, 6/15/22	1,000	1,046

New York City Transitional Finance Authority Revenue Bonds, Series E, Future Tax Secured (NATL-RE FGIC Insured),

5.25%, 2/1/17	5,000	5,357

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, Courts Facilities Lease (AMBAC Insured),

5.50%, 5/15/28	5,000	5,226

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, New York University,

5.25%, 7/1/34	2,500	2,506

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty State Aid Withholding),

5.25%, 10/1/23	5,000	5,343

New York State Dormitory Authority Personal Education Income Refunding TRB, Series B (AMBAC Insured),

5.50%, 3/15/25	5,200	5,950

5.50%, 3/15/30	5,000	5,552

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

New York – 15.0% continued

New York State Dormitory Authority State Personal Education Income TRB, Series B,

5.75%, 3/15/36	$10,000	$10,690

New York State Dormitory General Purpose Authority Personal Income TRB Series E,

5.00%, 2/15/22	1,780	1,943

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series B, Revolving Funds Pool Financing Program,

5.50%, 4/15/35	5,000	5,414

New York State Thruway Authority State Personal Transportation Income TRB, Series A,

5.25%, 3/15/21	5,000	5,464

Port Authority of New York & New Jersey Revenue Bonds Consolidated One Hundred and Sixty Third (G.O. Authority Insured),

5.00%, 7/15/35	5,000	4,890

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured),

5.25%, 10/15/19	5,000	5,487

5.00%, 10/15/24	10,000	10,523

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured),

5.00%, 10/15/32	5,000	5,037

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B-1C,

5.50%, 6/1/19	2,500	2,672
		139,670

North Carolina – 2.6%

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series A, Escrowed to Maturity,

6.50%, 1/1/18	2,655	3,358

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series B,

5.00%, 1/1/26	2,250	2,253

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured),

6.00%, 1/1/22	6,015	6,887

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

North Carolina – 2.6% continued

Wake County G.O. Unlimited Refunding Bonds, Series C,

5.00%, 3/1/22	$10,000	$11,460
		23,958

Ohio – 1.7%

Cleveland Airport System Revenue Bonds, Series A (AMBAC Insured),

5.00%, 1/1/23	3,000	3,021

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities),

5.15%, 3/1/13	395	396

Ohio State University General Receipts Revenue Bonds, Series D,

5.00%, 12/1/28	5,000	5,308

Plain Local School District G.O. Unlimited Bonds, Unrefunded Balance (NATL-RE FGIC Insured),

6.00%, 12/1/25	190	191

University of Cincinnati General Receipts Revenue Bonds, Series F,

4.00%, 6/1/27	8,000	7,063
		15,979

Oklahoma – 0.5%

McGee Creek Authority Water Revenue Bonds (NATL-RE Insured),

6.00%, 1/1/13	2,245	2,341

Payne County Economic Development Authority Student Housing Revenue Bonds, Series A, Collegiate Housing Foundation, Prerefunded,

6.38%, 6/1/11	2,000	2,020
		4,361

Pennsylvania – 1.5%

Allegheny County Port Transportation Authority Special Revenue Refunding Bonds,

5.75%, 3/1/29	5,000	5,203

Pennsylvania State G.O. Unlimited Bonds, Second Series,

5.13%, 2/15/23	5,000	5,445

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project,

6.75%, 9/1/32	1,475	1,332

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Pennsylvania – 1.5% continued

Pennsylvania State Turnpike Commission Convertible Capital Appreciation Revenue Bonds, Subseries C-2,

2.05%, 12/1/30 (1)	$2,430	$1,737
		13,717

Puerto Rico – 1.1%

Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series ZZ,

5.25%, 7/1/19	2,200	2,308

Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Prerefunded Commonwealth Appropriation (AMBAC Insured), Escrowed to Maturity,

5.50%, 8/1/27	2,500	2,894

Puerto Rico Sales Tax Financing Corp. First Subordinate Sales TRB, Series A,

6.38%, 8/1/39	5,000	5,137
		10,339

South Carolina – 3.6%

Charleston City Water Works & Sewer Capital Improvement Revenue Refunding Bonds,

5.00%, 1/1/41	10,000	10,092

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured),

5.38%, 1/1/25	5,995	6,225

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper,

5.50%, 1/1/38	11,500	11,857

South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A,

5.25%, 10/1/40	6,000	5,765
		33,939

Texas – 4.1%

Dallas Independent School District School Building G.O. Unlimited Bonds (PSF Gtd.),

6.38%, 2/15/34	5,000	5,614

Dallas-Fort Worth International Airport Joint Improvement Revenue Bonds, Series A,

5.25%, 11/1/38	7,000	6,601

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured),

5.50%, 11/1/20	835	851

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.3% continued

Texas – 4.1% continued

Grand Prairie Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds,

14.33%, 8/15/29 (1)	$12,505	$3,942

Houston Water and Sewer System Revenue Refunding Bonds, Series B, Junior Lien, Escrowed to Maturity (NATL-RE Insured),

5.50%, 12/1/29	2,500	2,830

Houston Independent School House District G.O. Limited Bonds (PSF Gtd.),

5.00%, 2/15/25	5,000	5,290

Lower Colorado River Authority Revenue Refunding and Improvement Bonds, Series A,

6.25%, 5/15/31	10,000	10,778

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds,

6.00%, 10/1/16	1,000	1,034

6.00%, 10/1/21	1,250	1,265
		38,205

Utah – 0.6%

Utah Transit Authority Sales Refunding TRB, Series C (AGM Insured),

5.25%, 6/15/29	5,000	5,482

Washington – 2.7%

King County Sewer Revenue Refunding Bonds,

5.00%, 1/1/50	20,000	18,797

Washington State G.O. Unlimited Bonds, Series B & AT-7,

6.40%, 6/1/17	5,200	6,037
		24,834
Total Municipal Bonds
(Cost $879,125)		870,542

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.4%
Northern Institutional Funds – Tax-Exempt Portfolio (2)(3)	50,362,757	$50,363
Total Investment Companies
(Cost $50,363)		50,363

Total Investments – 98.7%
(Cost $929,488)		920,905
Other Assets less Liabilities – 1.3%		11,915
NET ASSETS – 100.0%		$932,820

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $51,837,000 with net sales of approximately $1,474,000 during the fiscal year ended March 31, 2011.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airports	9.3%
Financials	5.4
General	21.0
General Obligation	9.4
Higher Education	7.1
Power	8.7
School District	6.0
Transportation	7.1
Water	16.8
All other sectors less than 5%	9.2

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	31.8%
AA	39.0
A	21.2
BBB	2.0
Not rated	0.5
Cash and Equivalents	5.4
SP1/MIG1	0.1

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$870,542	(1)	$–	$870,542

Investment Companies	50,363	–		–	50,363

Total Investments	$50,363	$870,542		$–	$920,905

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA	American Capital Access	ICC	Insured Custody Certificate
AGC	Assured Guaranty Corporation	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corporation	IDR	Industrial Development Revenue
AMBAC	American Municipal Bond Assurance Corporation	NATL-RE	National Public Finance Guarantee Corporation
AMT	Alternative Minimum Tax	MBIA	Municipal Bond Insurance Association
BABS	Build America Bonds	MWRA	Massachusetts Water Resources Authority
BHAC	Berkshire Hathaway Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	PFA	Public Finance Authority
CR	Custody Receipt	PSF	Permanent School Fund
FGIC	Financial Guaranty Insurance Corporation	Q-SBLF	Qualified School Bond Loan Fund
FHLMC	Federal Home Loan Mortgage Corporation	SCSDE	South Corolina School District Enhancement
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FSA	Financial Security Assurance	TCRS	Transferable Custodial Receipts
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TRB	Tax Revenue Bonds
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bonds
HUD	Housing and Urban Development	XLCA	XL Capital Assurance
IBC	Insured Bond Certificates

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes/zero coupon bonds, for floating rate securities, the current reset rate or, for interest-only or principal only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price provided by brokers. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Short-term investments, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to NTI, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares.

Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2011

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets having a fair value at least equal to the amount of the commitment. At March 31, 2011, the aggregate fair value of securities segregated to cover such commitments was approximately $39,494,000 for the Short-Intermediate Tax-Exempt Fund. When-issued securities at March 31, 2011, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate as payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2011. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Cost of investments includes amortization of premiums and accretion of discounts.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

At March 31, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME		ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES		CAPITAL STOCK
High Yield Municipal	$ —		$108			$(108)
Intermediate Tax-Exempt	—	*	—	*	—

*	There was a reclassification between these accounts which was less than $500.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010, through the fiscal year ended March 31, 2011, the following Funds incurred net capital losses for which the Funds intend to treat as having been incurred in the next fiscal year:

Amounts in thousands
Arizona Tax-Exempt	$404
California Intermediate Tax-Exempt	1,815
California Tax-Exempt	1,739
High Yield Municipal	5,556
Intermediate Tax-Exempt	12,577
Tax-Exempt	14,070

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MAR 31, 2013	MAR 31, 2014	MAR 31, 2015	MAR 31, 2016	MAR 31, 2017	MAR 31, 2018	MAR 31, 2019
High Yield Municipal	$513	$184	$358	$2,584	$13,307	$24,430	$12,268
Short-Intermediate Tax-Exempt	—	—	—	—	—	—	296

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At March 31, 2011, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$72	$ —	$ —	$238
California Intermediate Tax-Exempt	184	—	—	1,219
California Tax-Exempt	95	1	—	71
High Yield Municipal	728	5	—	(35,205)
Intermediate Tax-Exempt	1,031	1	—	(18,668)
Short-Intermediate Tax-Exempt	335	—	—	20,000
Tax-Exempt	687	1	—	(8,583)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,793	$133	$187
California Intermediate Tax-Exempt	8,845	22	1,228
California Tax-Exempt	5,624	1,945	367
High Yield Municipal	37,042	261	—
Intermediate Tax-Exempt	48,525	22,843	7,434
Short-Intermediate Tax-Exempt	18,014	42	225
Tax-Exempt	39,360	12,050	7,000

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,481	$25	$ —
California Intermediate Tax-Exempt	7,358	30	—
California Tax-Exempt	6,052	96	—
High Yield Municipal	23,544	189	—
Intermediate Tax-Exempt	43,110	9,296	2,965
Short-Intermediate Tax-Exempt	17,540	—	239
Tax-Exempt	38,791	63	994

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of the Accounting Standard Codification (“ASC”) 740-10, Income Taxes, Overall. This standard provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements.

As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2011

3. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of the borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The New Credit Facility went into effect on December 9, 2010, and replaced the previous credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2011.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2011, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Expenses reimbursed by investment adviser as a reduction to Total expenses in the Statements of Operations. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Short-Intermediate Tax-Exempt	0.50%	0.70%

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Tax-Exempt	0.55%	0.52%	0.50%	0.75%
High Yield Municipal	0.65%	0.61%	0.59%	0.85%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
Tax-Exempt	0.55%	0.52%	0.50%	0.75%

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment adviser has contractually agreed to reimburse certain expenses of the Funds. The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the investment adviser or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the service organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2011.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Tax-Exempt Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, or in the California Municipal Money Market Fund (the “California Fund”), another investment portfolio of the Trust which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). The Arizona Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds currently invest uninvested cash in the Portfolio and the California Intermediate Tax-Exempt and California Tax-Exempt Funds currently invest uninvested cash in the California Fund of the Northern Funds. Each Fund bears indirectly a proportionate share of the Portfolio’s or California Fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio or California Fund pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Portfolio or California Fund is 0.35 and 0.45 percent, respectively. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. The reimbursement is included in Expenses reimbursed by investment adviser on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2011

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$54,291	$ —	$51,358
California Intermediate Tax-Exempt	—	173,706	—	145,745
California Tax-Exempt	—	197,246	—	227,792
High Yield Municipal	—	283,605	—	207,314
Intermediate Tax-Exempt	—	1,792,403	—	1,660,268
Short-Intermediate Tax-Exempt	—	274,097	—	183,860
Tax-Exempt	—	1,190,768	—	1,242,427

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$1,780	$(1,542)	$238	$100,123
California Intermediate Tax-Exempt	4,407	(3,188)	1,219	282,512
California Tax-Exempt	2,413	(2,342)	71	113,193
High Yield Municipal	11,156	(46,361)	(35,205)	848,936
Intermediate Tax-Exempt	13,045	(31,713)	(18,668)	1,693,045
Short-Intermediate Tax-Exempt	22,449	(2,449)	20,000	1,391,765
Tax-Exempt	17,247	(25,830)	(8,583)	929,488

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,396	$35,743	84	$868	(3,301)	$(34,083)	179	$2,528
California Intermediate Tax-Exempt	9,980	102,622	83	846	(7,261)	(74,037)	2,802	29,431
California Tax-Exempt	3,260	35,315	283	3,015	(6,961)	(74,353)	(3,418)	(36,023)
High Yield Municipal	45,877	372,742	269	2,184	(38,484)	(307,905)	7,662	67,021
Intermediate Tax-Exempt	62,915	649,291	3,372	33,918	(56,119)	(571,840)	10,168	111,369
Short-Intermediate Tax-Exempt	74,020	780,008	114	1,202	(65,027)	(684,460)	9,107	96,750
Tax-Exempt	26,250	274,170	2,219	22,485	(36,085)	(370,219)	(7,616)	(73,564)

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2011

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Arizona Tax-Exempt	3,656	$37,547	55	$564	(2,359)	$(24,249)	1,352	$13,862
California Intermediate Tax-Exempt	13,518	135,868	39	390	(6,583)	(66,221)	6,974	70,037
California Tax-Exempt	6,685	71,336	158	1,693	(5,647)	(60,163)	1,196	12,866
High Yield Municipal	70,622	555,158	192	1,516	(17,797)	(138,792)	53,017	417,882
Intermediate Tax-Exempt	70,827	728,589	1,774	18,323	(32,833)	(337,723)	39,768	409,189
Short-Intermediate Tax-Exempt	106,223	1,110,209	131	1,370	(51,799)	(541,530)	54,555	570,049
Tax-Exempt	43,298	451,437	647	6,789	(31,451)	(328,131)	12,494	130,095

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were accepted on April 1, 2010, and are reflected in these financial statements.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2011, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt – 99.75%, California Intermediate Tax-Exempt – 99.76%, California Tax-Exempt – 99.00%, High Yield Municipal Fund – 99.30%, Intermediate Tax-Exempt Fund – 99.89%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 99.87%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2010, and hereby designated these long-term capital gain distributions as follows (per share):

Fund	LONG-TERM CAPITAL GAIN 15%
Arizona Tax-Exempt	$0.0175
California Intermediate Tax-Exempt	0.0415
California Tax-Exempt	0.0295
Intermediate Tax-Exempt	0.0426
Short-Intermediate Tax-Exempt	0.0016
Tax-Exempt	0.0698

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TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2011 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 90). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.75%	$1,000.00	$954.60	$3.65
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.75%	$1,000.00	$966.00	$3.68
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.75%	$1,000.00	$945.60	$3.64
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.85%	$1,000.00	$941.00	$4.11
Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28	**

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.74%	$1,000.00	$961.00	$3.62
Hypothetical	0.74%	$1,000.00	$1,021.24	$3.73	**

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.70%	$1,000.00	$993.00	$3.48
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53	**

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.75%	$1,000.00	$946.90	$3.64
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 67 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 73 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

• Audit Committee Chairman, The University of Chicago from 2006 to present;

• Trustee, The University of Chicago from 1987 to present.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 54 Trustee since 2008

• Director of Northern Trust Global Advisors, Inc. since May 2008;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

TAX-EXEMPT FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4,5

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5

CA TAX-EXEMPT FUND1,3,4,5

HIGH YIELD MUNICIPAL FUND1,2,5

INTERMEDIATE TAX-EXEMPT FUND1,5

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,5

TAX-EXEMPT FUND1,5

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Non-Diversified Risk: The Fund invests in a smaller number of securities than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than other funds.

4 Regional Investment Risk: The geographical concentration of portfolio holdings in this Fund may involve increased risk.

5 Tax-Free/AMT Risk: Tax-exempt funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

20	MONEY MARKET FUND

26	MUNICIPAL MONEY MARKET FUND

51	U.S. GOVERNMENT MONEY MARKET FUND

54	U.S. GOVERNMENT SELECT MONEY MARKET FUND

58	ABBREVIATIONS AND OTHER INFORMATION

59	NOTES TO THE FINANCIAL STATEMENTS

65	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

66	TAX INFORMATION

67	FUND EXPENSES

68	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund seeks to offer investors returns that are tax-exempt at the federal and state of California levels, liquidity and a stable share price. During the 12-month period ended March 31, 2011, the Fund successfully maintained its top-tier credit profile while providing tax-free returns and liquidity in a difficult credit and interest rate environment.

For the reporting period, the Fund returned 0.03% compared with a return of 0.03% for its benchmark, the iMoney Net Fund Average™ — California State-Specific Retail category. We managed the Fund defensively throughout the period, purchasing strong credits while maintaining an average portfolio duration shorter than the benchmark. Throughout the 12 months, holdings of daily and weekly municipal variable rate demand notes were kept in excess of 90% of assets under management. This strong liquidity position ensured that we were able to handle cash flow fluctuations and have cash available to opportunistically make purchases in the secondary market.

During the period there were encouraging signs for California municipalities. The state’s financial situation stabilized as the economy continued to recover, albeit slowly. We saw select city, county and local municipalities take bold steps to address budgetary deficits across the state. Many newly elected officials began to focus seriously on bringing spending in line with the realities of tax and revenue receipts. Municipalities that managed to take steps in improving their budgets were rewarded. Investors in the short-duration municipal market placed strong bids for the best credits, while weaker municipal credits were punished. During the period, we purchased select general obligation, essential-service revenue notes, as well as municipal variable rate demand notes backed by strong financial guarantors. All municipal credits added to the portfolio were reviewed by our seasoned fixed-income research team and subjected to our investment committee’s rigorous security approval process.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	0.03%	1.41%	1.34%	0.01%
IMONEYNET CA STATE-SPECIFIC RETAIL	0.03	1.36	1.27

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.21%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2011, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	7.6%
2 - 15 DAYS	88.4
61 - 97 DAYS	3.0
271 + DAYS	1.0

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
NET ASSETS	$470 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.27%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2011, the Federal Reserve kept the target for its benchmark short-term interest rate unchanged in the range of 0.00% to 0.25% and renewed its pledge to maintain “exceptionally low levels of the funds rate for an extended period.” Additionally, the banking sector found critical support after global banks delivered higher than expected profits from trading and underwriting revenue. However, the economic backdrop in the United States remained weak despite federal stimulus initiatives. Most unsettling for policymakers was unemployment, which peaked at 9.8% in November. In addition, declining loan demand and weak housing trends continued to put downward pressure on the recovery. The annual period also was a volatile and challenging one in Europe, where several countries faced drastic budget deficits and received emergency funding from both the European Central Bank and International Monetary Fund. The volatility in Europe caused several countries to nationalize their banks in hopes of stabilizing the markets.

The past 12 months brought many changes in the money market arena, including new rules designed to strengthen the money market fund industry via requirements concerning liquidity, credit quality, portfolio maturity, operations and disclosures. An accommodative monetary policy and a lack of money market-eligible securities caused short-term investment opportunities to remain at very low absolute levels, creating a challenging investment environment.

For the reporting period, the Money Market Fund posted a total return of 0.03% compared with the 0.03% return of the iMoneyNet Fund Average™ — First Tier Retail category. We continued to position the Fund conservatively by remaining very selective in our purchases and maintaining a portfolio of securities with high credit quality. We also targeted higher interest rate sensitivity versus our peer group. We accomplished this by overweighting term purchases in U.S. Treasury and agency debt in order to take advantage of any increase in yields. We maintained a strong liquidity profile by committing an ample percentage of the portfolio to overnight maturities to accommodate any unexpected redemptions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.03%	2.07%	1.98%	0.03%
IMONEYNET FIRST TIER RETAIL	0.03	2.06	1.87

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.19%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2011, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	34.5%
2 - 15 DAYS	13.8
16 - 30 DAYS	10.2
31 - 60 DAYS	16.6
61 - 97 DAYS	11.0
98 - 180 DAYS	9.4
181 - 270 DAYS	2.1
271 + DAYS	2.4

PORTFOLIO MANAGERS (as of April 7, 2011)

PETER YI With Northern Trust since 2000 CHRISTI FLETCHER With Northern Trust since 2010

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
NET ASSETS	$7.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

For the 12 months ended March 31, 2011, the Municipal Money Market Fund provided investors with tax-exempt returns, stable dollar value and liquidity. The period was characterized by the high level of volatility caused by the uncertainty and negative headlines that surrounded the municipal market. During the period, we sought to protect the Fund by purchasing only the strongest top-tier credits and maintaining a healthy liquidity position. The Fund’s assets under management grew by nearly $300 million to reach approximately $6.7 billion by the fiscal year-end. The Fund returned 0.02% for the 12-month period ended March 31, 2011.

Investing in the municipal market proved challenging at times during the period. We saw markets come to terms with the expiration of the taxable Build America Bonds program. The end of the government program prompted selling across the municipal market as many participants expected that this could translate into significant new tax-exempt bond issuance. Commentators’ headline-grabbing projections also roiled the markets. These events prompted some bond funds to sell short-duration municipal notes in the secondary market to raise cash. Conversely, we opportunistically purchased select fixed-rate notes to lock in yield and maintain the portfolio’s duration. We reduced the Fund’s duration — or interest rate sensitivity — during the course of the period, keeping it lower than its benchmark, the iMoney Net Fund Average™ — Tax-Free Retail category.

Our investments of choice during the reporting period were primarily municipal variable rate demand notes (VRDNs), backed by top-tier letters of credit. With a letter of credit, a commercial bank or private corporation guarantees payment on the bond under specified conditions. During the period, the letter of credit substitution process was in full swing. Dealers substituted letters of credit viewed as weak with those of providers that featured a stronger credit profile. By purchasing these re-offered VRDNs, now with suitable letters of credit, we were able to invest the Fund fully in tax-exempt holdings. These VRDNs enabled us to maintain the Fund’s strong liquidity position and enhance its credit profile. The Fund’s holdings of daily and weekly VRDNs, which offered historically attractive yields, averaged in excess of 90% of assets under management throughout the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.02%	1.47%	1.41%	0.02%
IMONEYNET TAX-FREE RETAIL	0.03	1.42	1.32

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.17%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2011, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	12.0%
2 - 15 DAYS	76.3
16 - 30 DAYS	1.0
31 - 60 DAYS	1.3
61 - 97 DAYS	2.2
98 - 180 DAYS	4.7
181 - 270 DAYS	1.2
271 + DAYS	1.3

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
NET ASSETS	$6.7 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.29%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

Government money market funds remain challenged, with low short-term interest rates driven by supply constraints and expectations for interest rates to stay low for an extended period of time. In 2010, the SEC implemented amendments to Rule 2a-7 as part of efforts to strengthen the money market fund industry. The modifications further limited the universe of eligible money market securities by outlining new requirements for liquidity, credit quality and portfolio maturity. At the same time, the Federal Reserve has kept the short-term target rate unchanged in the range of 0.00% to 0.25% and has continued to pledge “exceptionally low levels of the funds rate for an extended period.” The Fed also announced a plan to reinvest its agency mortgage-backed security proceeds into U.S. Treasuries to maintain the size of its balance sheet. Additionally, the Fed announced in November a commitment to a new $600 billion large-scale asset purchase initiative to support a stronger economic recovery and balance inflation expectations. The fact that employment conditions have shown only modest improvement has unsettled policymakers. In addition, declining loan demand and housing trends continue to put downward pressure on the recovery.

Concern that the Eurozone sovereign debt crisis would spill over into the global banking sector elevated LIBOR rates, which are often used as a benchmark for yields on U.S. agency variable-rate securities. Generally positive European bank stress test results were released in July, but reactions were muted based on skepticism over the difficulty of the criteria. In the United States, banks became subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, viewed as the most sweeping change in financial regulation since the Great Depression.

During the 12-month period ended March 31, 2011, the U.S. Government Money Market Fund posted a 0.02% total return, compared with the 0.02% return of its benchmark, the iMoneyNet Fund Average™ — Government & Agencies Retail category. As of March 31, 2011, the Fund’s current seven-day yield was 0.01%. Throughout the period, we utilized a “barbell” strategy to enhance yield while maintaining liquidity. The Fund’s duration remained long relative to the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.02%	2.00%	1.91%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.02	1.91	1.78

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.29%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2011, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	64.6%
2 - 15 DAYS	1.5
16 - 30 DAYS	3.3
31 - 60 DAYS	3.9
61 - 97 DAYS	4.0
98 - 180 DAYS	8.0
181 - 270 DAYS	11.4
271 + DAYS	3.3

PORTFOLIO MANAGER (as of April 7, 2011)

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.23%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2011, the Federal Reserve maintained its pledge to keep rates near zero for an “extended period,” and later committed to additional large-scale asset purchases of $600 billion in U.S. Treasuries while also reinvesting proceeds from its mortgage portfolio. Recent data has confirmed a strengthening of the U.S. economic recovery. However, growth has yet to translate into any significant improvements in job creation and does not appear sufficiently robust for the Fed to exit its quantitative easing program. In addition, market conditions were volatile as international policymakers felt it necessary to provide financial assistance packages to Greece and Ireland. Portugal, Spain and Italy were under pressure as well but were better positioned to remain independent of external financial support. U.S. Treasuries rallied temporarily after disaster struck Japan when a 9.0 magnitude earthquake and a tsunami hit its northeastern coast. While the impact of the devastation will undoubtedly be considerable, the true human and economic toll will take time to assess. Finally, uncertainty continues to linger as investors evaluate consequences from political turmoil in the Middle East and North Africa.

In 2010, the SEC amendments to Rule 2a-7 were implemented as part of efforts to strengthen the money market fund industry. The modifications further limited the universe of eligible money market securities by outlining new requirements for liquidity, credit quality and portfolio maturity. The shortage of money market-eligible securities and accommodative monetary policy have caused short-term government yields to remain at extremely low absolute levels, creating a challenging investment environment.

For these reasons, we have targeted a long duration for the U.S. Government Select Money Market Fund relative to its benchmark, the iMoneyNet Fund Average™ — Government & Agencies Retail category, opportunistically taking advantage of any uptick in government yields. At the same time, we have maintained a strong liquidity profile by committing an ample percentage of the portfolio to overnight maturities to accommodate any unexpected redemptions. During the 12-month period ended March 31, 2011, the Fund posted a 0.01% total return, compared with the 0.02% return of its benchmark. As of March 31, 2011, the Fund’s current seven-day yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	1.95%	1.85%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.02	1.91	1.78

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.33%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2011, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	22.0%
2 - 15 DAYS	28.8
16 - 30 DAYS	13.2
31 - 60 DAYS	6.9
61 - 97 DAYS	10.8
98 - 180 DAYS	6.0
181 - 270 DAYS	9.4
271 + DAYS	2.9

PORTFOLIO MANAGER (as of April 7, 2011)

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
NET ASSETS	$3.1 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.20%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2011

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$468,961	$7,692,408	$6,673,740	$657,012	$3,121,193
Repurchase agreements, at cost which approximates fair value	–	687,002	–	967,152	–
Cash	32	74,983	35	–	6,007
Interest income receivable	318	8,129	7,577	2,829	4,953
Receivable for securities sold	400	–	8,318	–	–
Receivable for fund shares sold	–	234	–	20,000	–
Receivable from affiliates for expense reimbursements	19	324	251	95	208
Prepaid and other assets	2	11	8	2	4
Total Assets	469,732	8,463,091	6,689,929	1,647,090	3,132,365
LIABILITIES:
Cash overdraft	–	–	–	20,257	–
Payable for securities purchased	–	966,998	–	–	9,014
Payable for fund shares redeemed	7	75,000	246	20	27
Distributions to shareholders	4	193	116	14	27
Payable to affiliates:
Investment advisory fees	22	364	324	79	151
Administration fees	9	146	130	31	61
Custody and accounting fees	4	33	30	10	15
Shareholder servicing fees	–	–	–	1	–
Transfer agent fees	9	146	130	31	61
Trustee fees	12	92	59	11	18
Accrued other liabilities	37	223	153	35	85
Total Liabilities	104	1,043,195	1,188	20,489	9,459
Net Assets	$469,628	$7,419,896	$6,688,741	$1,626,601	$3,122,906
ANALYSIS OF NET ASSETS:
Capital stock	$469,634	$7,428,730	$6,688,741	$1,626,611	$3,122,909
Accumulated undistributed net investment loss	(6)	(28)	–	(10)	(3)
Accumulated undistributed net realized loss	–	(8,806)	–	–	–
Net Assets	$469,628	$7,419,896	$6,688,741	$1,626,601	$3,122,906
Shares Outstanding ($.0001 par value, unlimited authorization)	469,667	7,428,793	6,688,751	1,626,644	3,122,947
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2011

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$1,874	$24,402	$20,424	$3,619	$7,228
Total Investment Income	1,874	24,402	20,424	3,619	7,228
EXPENSES:
Investment advisory fees	2,174	22,669	19,296	4,442	10,280
Administration fees	840	8,813	7,511	1,731	3,995
Custody and accounting fees	174	1,601	1,342	370	741
Transfer agent fees	694	7,539	6,473	1,501	3,409
Registration fees	7	39	27	19	25
Printing fees	20	136	53	12	31
Professional fees	34	212	157	33	88
Shareholder servicing fees	–	–	–	7	–
Trustee fees	15	93	73	15	39
Other	25	132	105	27	59
Total Expenses	3,983	41,234	35,037	8,157	18,667
Less expenses reimbursed by investment adviser	(1,565)	(13,859)	(12,236)	(3,821)	(9,638)
Less expenses reimbursed by administrator	(559)	(4,747)	(3,808)	(928)	(2,151)
Less custodian credits	(7)	(13)	(26)	(15)	(3)
Net Expenses	1,852	22,615	18,967	3,393	6,875
Net Investment Income	22	1,787	1,457	226	353
NET REALIZED GAINS:
Net realized gains on:
Investments	5	293	–	–	16
Net Gains	5	293	–	–	16
Net Increase in Net Assets Resulting from Operations	$27	$2,080	$1,457	$226	$369

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
OPERATIONS:
Net investment income (loss)	$22	$(106)	$1,787	$4,448	$1,457	$7,386	$226	$177	$353	$391
Net realized gains (losses) on:
Investments	5	307	293	(11,336)	–	446	–	4	16	2
Capital Support Agreement	–	–	–	2,237	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	–	–	–	32,854	–	–	–	–	–	–
Capital Support Agreement	–	–	–	(22,585)	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	27	201	2,080	5,618	1,457	7,832	226	181	369	393
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(501,193)	(649,896)	(262,409)	(2,063,383)	283,745	(3,765,952)	181,072	(901,919)	(288,707)	(1,599,332)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(501,193)	(649,896)	(262,409)	(2,063,383)	283,745	(3,765,952)	181,072	(901,919)	(288,707)	(1,599,332)
DISTRIBUTIONS PAID:
From net investment income	(233)	(271)	(1,815)	(4,956)	(1,457)	(7,786)	(236)	(177)	(374)	(413)
Total Distributions Paid	(233)	(271)	(1,815)	(4,956)	(1,457)	(7,786)	(236)	(177)	(374)	(413)
Total Increase (Decrease) in Net Assets	(501,399)	(649,966)	(262,144)	(2,062,721)	283,745	(3,765,906)	181,062	(901,915)	(288,712)	(1,599,352)
NET ASSETS:
Beginning of year	971,027	1,620,993	7,682,040	9,744,761	6,404,996	10,170,902	1,445,539	2,347,454	3,411,618	5,010,970
End of year	$469,628	$971,027	$7,419,896	$7,682,040	$6,688,741	$6,404,996	$1,626,601	$1,445,539	$3,122,906	$3,411,618
Accumulated Undistributed Net Investment Income (Loss)	$(6)	$306	$(28)	$–	$–	$–	$(10)	$–	$(3)	$2

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	– (1)	–	(1)	0.01		0.03	0.03
Net realized and unrealized gains (losses)	– (2)	–	(2)	–		–	–
Total from Investment Operations	–	–		0.01		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	–	(3)	(0.01)		(0.03)	(0.03)
Total Distributions Paid	–	–		(0.01)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(4)	0.03%	0.03%		1.11%		2.83%	3.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$469,628	$971,027		$1,620,993		$1,604,086	$1,271,227
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.27%	0.34	%(5)	0.57	%(6)	0.55%	0.55%
Expenses, before reimbursements and credits	0.57%	0.72%		0.71%		0.69%	0.69%
Net investment income (loss), net of reimbursements and credits(7)	0.00%	(0.01)%		1.08%		2.75%	2.97%
Net investment income (loss), before reimbursements and credits(7)	(0.30)%	(0.39)%		0.94%		2.61%	2.83%

(1)	Per share amount from net investment income (loss) was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $306,000 which represents 0.03% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $360,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	–	(1)	0.01		0.04	0.05
Net realized and unrealized gains (losses)	– (2)	–	(2)	–	(2)	– (2)	–
Total from Investment Operations	–	–		0.01		0.04	0.05
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	–	(3)	(0.01)		(0.04)	(0.05)
Total Distributions Paid	–	–		(0.01)		(0.04)	(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(4)	0.03%	0.05	%(5)	1.16	%(5)	4.42%	4.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,419,896	$7,682,040		$9,744,761		$11,309,359	$11,169,215
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30%	0.47	%(6)	0.57	%(7)	0.55%	0.55%
Expenses, before reimbursements and credits	0.55%	0.70%		0.70%		0.68%	0.68%
Net investment income, net of reimbursements and credits(8)	0.02%	0.05%		1.18%		4.32%	4.71%
Net investment income (loss), before reimbursements and credits(8)	(0.23)%	(0.18)%		1.05%		4.19%	4.58%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 0.23% and 0.97% for the fiscal years ended March 31, 2010 and 2009, respectively.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,976,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $2,325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(8)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	–	(1)	0.01		0.03	0.03
Net realized and unrealized gains (losses)	– (2)	–	(2)	–		–	–
Total from Investment Operations	–	–		0.01		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	–	(3)	(0.01)		(0.03)	(0.03)
Total Distributions Paid	–	–		(0.01)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(4)	0.02%	0.08%		1.26%		2.93%	3.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,688,741	$6,404,996		$10,170,902		$7,326,636	$5,871,075
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.29%	0.45	%(5)	0.57	%(6)	0.55%	0.55%
Expenses, before reimbursements and credits	0.54%	0.70%		0.70%		0.68%	0.68%
Net investment income, net of reimbursements and credits(7)	0.03%	0.09%		1.17%		2.84%	3.04%
Net investment income (loss), before reimbursements and credits(7)	(0.22)%	(0.16)%		1.04%		2.71%	2.91%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,450,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $1,707,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	–	(1)	0.01		0.04		0.05
Net realized and unrealized gains (losses)	– (2)	–	(2)	–		–		–
Total from Investment Operations	–	–		0.01		0.04		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	–	(3)	(0.01)		(0.04)		(0.05)
Total Distributions Paid	–	–		(0.01)		(0.04)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(4)	0.02%	0.01%		1.10%		4.24%		4.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,626,601	$1,445,539		$2,347,454		$1,833,602		$822,919
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.23%	0.32	%(5)	0.56	%(6)(7)	0.55	%(6)	0.55	%(6)
Expenses, before reimbursements and credits	0.54%	0.71%		0.71%		0.70%		0.70%
Net investment income, net of reimbursements and credits(8)	0.01%	0.01%		1.03%		3.94%		4.65%
Net investment income (loss), before reimbursements and credits(8)	(0.30)%	(0.38)%		0.88%		3.79%		4.50%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $125,000, $98,000, and $73,000 which represents 0.01% of average net assets for the fiscal years ended March 31, 2009, 2008, and 2007, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $383,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(8)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued                                                            FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	–	(1)	0.01		0.04	0.05
Net realized and unrealized gains (losses)	– (2)	–	(2)	–		–	–
Total from Investment Operations	–	–		0.01		0.04	0.05
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	–	(3)	(0.01)		(0.04)	(0.05)
Total Distributions Paid	–	–		(0.01)		(0.04)	(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(4)	0.01%	0.01%		0.99%		4.16%	4.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,122,906	$3,411,618		$5,010,970		$2,374,557	$1,017,176
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.20%	0.31	%(5)	0.55	%(6)	0.55%	0.55%
Expenses, before reimbursements and credits	0.55%	0.69%		0.70%		0.69%	0.69%
Net investment income, net of reimbursements and credits(7)	0.01%	0.01%		0.73%		3.85%	4.56%
Net investment income (loss), before reimbursements and credits(7)	(0.34)%	(0.37)%		0.58%		3.71%	4.42%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $539,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $635,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9%

California – 99.9%

ABAG Financing Authority California Revenue Corp. California Insured Senior Living Revenue VRDB, Elder Care Alliance, Series A, (Banco Santander SA LOC),

0.32%, 4/8/11	$10,755	$10,755

ABAG Financing Authority For Nonprofit Corp. California Multifamily Revenue Refunding VRDB, Housing Amber Court Apartments, Series A, (FNMA Gtd.),

0.23%, 4/8/11	6,600	6,600

Alameda County California Industrial Development Authority Revenue VRDB, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/11	3,180	3,180

Alameda-Contra Costa California Schools Financing Authority COPS VRDB, Capital Improvements Financing Projects, Series J, (KBC Groep NV LOC),

0.22%, 4/8/11	3,850	3,850

California Educational Facilities Authority Revenue Bonds, University of Southern California, Series A (United States Treasury Escrowed),

0.23%, 4/8/11 (1)	5,000	5,000

California Educational Facilities Authority Revenue VRDB, California Institute of Technology, Series A,

0.23%, 4/8/11	4,600	4,600

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Citibank N.A. LOC),

0.23%, 4/8/11	6,400	6,400

California Health Facilities Financing Authority Revenue VRDB, Kaiser Permanente, Series C,

0.23%, 4/8/11	1,000	1,000

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Pacific Gas Electric, Series A (Wells Fargo Bank N.A. LOC),

0.18%, 4/1/11	2,100	2,100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica LOC),

0.26%, 4/8/11	$11,870	$11,870

California Infrastructure & Economic Development Bank Revenue VRDB, Southern California Public Radio Project, (JPMorgan Chase Bank N.A. LOC),

0.24%, 4/1/11	3,100	3,100

California Infrastructure & Economic Development Bank Revenue VRDB, SRI International, (Wells Fargo Bank N.A. LOC),

0.23%, 4/8/11	7,400	7,400

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC),

0.22%, 4/8/11	19,090	19,090

California Municipal Finance Authority Revenue VRDB, Chevron USA Recovery Zone, (Chevron Corp. Gtd.),

0.18%, 4/1/11	400	400

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Mission Trail Waste, Series A (Comerica LOC),

0.31%, 4/8/11	3,140	3,140

California State Department of Water Resources Power Supply Revenue VRDB, Series C-7 (AGM Insured),

0.30%, 4/8/11	4,200	4,200

California State Enterprise Development Authority Revenue VRDB, Sunpower Corp. Project Recovery, (Barclays PLC LOC),

0.22%, 4/8/11	6,000	6,000

California State G.O. VRDB,

Series A, (Bank of Montreal LOC),

0.18%, 4/1/11	5,600	5,600

Series C-4, (Citibank N.A. LOC),

0.25%, 4/8/11	5,000	5,000

Subseries B-6, (KBC Groep NV LOC),

0.22%, 4/1/11	900	900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

California Statewide Communities Development Authority Gas Supply Revenue VRDB,

0.24%, 4/8/11	$10,000	$10,000

California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series C-2 (JPMorgan Chase Bank N.A. LOC),

0.36%, 4/8/11 (1)	10,000	10,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC),

0.25%, 4/8/11	4,000	4,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Claremont Villas, Series A (FHLB of San Francisco LOC),

0.24%, 4/8/11	4,900	4,900

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC),

0.24%, 4/8/11	5,000	5,000

California Statewide Communities Development Authority Multifamily Revenue Refunding VRDB, Housing Chateau Project, Series C, (FNMA Insured),

0.23%, 4/8/11	6,100	6,100

California Statewide Communities Development Authority Multifamily Revenue VRDB, Housing Pine View Apartments, Series A, (Citibank N.A. LOC),

0.25%, 4/8/11	6,000	6,000

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC),

0.24%, 4/8/11	3,100	3,100

California Statewide Communities Development Authority Revenue VRDB, Series L,

0.23%, 4/8/11	9,300	9,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

California Statewide Communities Development Authority Revenue VRDB, Front Porch Communities, Series B (Banco Santander SA LOC),

0.32%, 4/8/11	$11,800	$11,800

California Statewide Communities Development Authority Revenue VRDB, Goodwill of Santa Cruz, (Wells Fargo Bank N.A. LOC),

0.29%, 4/8/11	1,000	1,000

California Statewide Communities Development Authority Revenue VRDB, Livermore Valley Arts Center Trust Project, (The Bank of New York Mellon Corp. LOC),

0.20%, 4/8/11	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Rady Children’s Hospital, Series D (Wachovia Bank N.A. LOC),

0.17%, 4/1/11	6,600	6,600

California Statewide Communities Development Authority Revenue VRDB, University of San Diego, (BNP Paribas LOC),

0.23%, 4/8/11	5,000	5,000

California Statewide Communities Development Authority VRDB, Development at Robert Louis Stevenson, (U.S. Bancorp LOC),

0.22%, 4/8/11	6,500	6,500

California Statewide Communities Development Corp. COPS VRDB, Covenant Retirement Communities, (Bank of America N.A. LOC),

0.22%, 4/8/11	13,400	13,400

Castaic Lake Water Agency California Revenue COPS VRDB, 1994 Refunding Project, Series A, (Wells Fargo Bank N.A. LOC),

0.21%, 4/8/11	4,600	4,600

Fremont California COPS VRDB, Capital Improvements Financing Project, (Bank of Nova Scotia LOC),

0.23%, 4/8/11	2,800	2,800

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series A (AGM Insured),

0.46%, 4/8/11 (1)	10,105	10,105

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

Grand Terrace California Community Redevelopment Agency Multifamily Housing Revenue Bonds, Mt. Vernon Villas, (FNMA LOC),

0.23%, 4/8/11	$7,470	$7,470

Livermore California COPS VRDB, (U.S. Bank National Association LOC),

0.22%, 4/8/11	11,380	11,380

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Subseries A-6,

0.21%, 4/8/11	1,300	1,300

Los Angeles California Multifamily Revenue Refunding VRDB, Mountainback, Series B, (FHLMC LOC),

0.25%, 4/8/11	8,240	8,240

Los Angeles California Wastewater System Revenue Refunding VRDB, Subseries C, (Bank of Nova Scotia LOC),

0.18%, 4/8/11	7,060	7,060

Los Angeles County California G.O. TRANS,

2.00%, 6/30/11	6,600	6,618

Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Property A 1st Tier Senior, Series A1

0.26%, 4/8/11	6,880	6,880

Los Angeles County California Schools Pooled Financing Program COPS, Series F-1

2.00%, 2/1/12	4,600	4,644

Los Angeles, California Department of Water & Power Waterworks Revenue VRDB, Subseries B-4

0.24%, 4/8/11	10,400	10,400

Los Angeles, California G.O. TRANS,

2.00%, 5/31/11	7,500	7,515

Manteca California Redevelopment Agency Tax Allocation Refunding VRDB, Sub Amended Merged Project, (State Street Corp. LOC),

0.23%, 4/1/11	9,225	9,225

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

Metropolitan Water District Southern California Waterworks Revenue VRDB,

Series B-2,

0.32%, 4/8/11	$4,975	$4,975

Series C-1,

0.11%, 4/1/11	6,000	6,000

Orange County California Apartment Development Revenue Refunding VRDB, WLCO LF-Issue G, Series 3, (FNMA LOC),

0.22%, 4/8/11	10,900	10,900

Riverside County California COPS Aces-Riverside County Public Facilities,

Series B, (State Street Corp. LOC),

0.24%, 4/8/11	6,050	6,050

Series C, (State Street Corp. LOC),

0.24%, 4/8/11	1,600	1,600

Riverside County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Tyler Springs Apartments, Series C, (FNMA Gtd.),

0.26%, 4/8/11	7,200	7,200

Roseville California Electric System Revenue Refunding COPS VRDB, Series A, (Dexia Credit Local LOC),

0.29%, 4/8/11	1,100	1,100

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Ashford, Series D, (FNMA Insured),

0.22%, 4/8/11	6,000	6,000

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Seasons of Winter, Series C-2, (FHLMC Gtd.),

0.24%, 4/8/11	7,000	7,000

Sacramento County California Multifamily Housing Revenue Refunding VRDB, Woodbridge Apartments, Series B, (FNMA Gtd.),

0.23%, 4/8/11	7,200	7,200

Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (The Bank of New York Mellon Corp. LOC),

0.21%, 4/8/11	18,270	18,270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

San Bernardino County California Flood Control District Judgment Obligation Refunding VRDB, (UBS AG LOC),

0.19%, 4/8/11	$5,600	$5,600

San Bernardino County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Alta Loma Heritage, Series A, (FHLB of San Francisco LOC) ,

0.24%, 4/8/11	7,264	7,264

San Bernardino County California Multifamily Revenue Refunding VRDB, Housing Mortgage Mountain View, Series A, (FNMA LOC),

0.23%, 4/8/11	7,110	7,110

San Diego County California Regional Transportation Commission Sales Tax Revenue VRDB, Series A,

0.22%, 4/8/11	11,800	11,800

San Francisco California City & County Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC Insured),

0.22%, 4/8/11	15,600	15,600

San Jose California Multifamily Housing Revenue Refunding VRDB, Kimberly Woods Apartments, Series A, (FHLMC LOC),

0.22%, 4/8/11	7,750	7,750

Santa Clara County California Housing Authority Multifamily Housing Revenue VRDB, Fountains Project, Series A, (Citibank N.A. LOC),

0.26%, 4/8/11	2,300	2,300

Sunnyvale California COPS Refunding VRDB, Government Center Site, Series A (Union Bank N.A. LOC),

0.28%, 4/8/11	2,900	2,900

Tahoe Forest California Hospital District Revenue VRDB, Health Facilities, (U.S. Bank National Association LOC),

0.23%, 4/1/11	1,620	1,620

Torrance California Revenue VRDB, Torrance Memorial Medical Center, Series B (Citibank N.A. LOC),

0.23%, 4/8/11	8,600	8,600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 99.9% – continued

Westlands California Water District Revenue Refunding COPS, Series A, (Dexia Credit Local LOC),

0.32%, 4/8/11	$6,000	$6,000
		468,961
Total Municipal Investments
(Cost $468,961)		468,961

Total Investments – 99.9%
(Cost $468,961)(2)		468,961
Other Assets less Liabilities – 0.1%		667
NET ASSETS – 100.0%		$469,628

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	The cost for federal income tax purposes was $468,961.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment and Housing and Real Estate	8.1%
Air, Transportation, Water Services and Solid Waste Management	13.7
Educational Services	7.0
Executive, Legislative and General Government	27.9
Health Services and Residental Care	14.5
Urban and Community Development, Housing Programs and Social Services	23.5
All other sectors less than 5%	5.3
Total	100.0%

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by California Municipal Money Market Fund	$–	$468,961	(1)	$–	$468,961

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 0.1%

Auto Receivables – 0.1%

Chrysler Financial Auto Securitization, Series 2010-A, Class A1,

0.34%, 10/11/11(1)	$10,131	$10,131
Total Asset-Backed Securities
(Cost $10,131)		10,131

CERTIFICATES OF DEPOSIT – 39.2%

Non-U.S. Depository Institutions – 36.7%

Australia & New Zealand Bank,

0.33%, 8/9/11	7,765	7,765

0.33%, 8/10/11	9,315	9,315

Bank of Montreal,

0.23%, 4/11/11	62,170	62,170

Bank of Montreal, Chicago Branch,

0.23%, 4/18/11	50,000	50,000

0.33%, 4/25/11, FRCD	15,000	15,000

Bank of Nova Scotia, Houston,

0.20%, 4/1/11, FRCD	45,000	45,000

0.22%, 4/1/11, FRCD	45,000	45,000

0.29%, 4/1/11, FRCD	30,000	30,000

0.31%, 4/1/11, FRCD	33,000	33,000

0.35%, 6/1/11	30,000	30,000

Barclays Bank PLC, New York Branch,

0.56%, 6/7/11, FRCD	25,000	25,000

0.35%, 7/18/11	80,000	80,000

0.54%, 8/1/11	41,100	41,100

0.57%, 12/12/11	4,000	4,000

BNP Paribas S.A., Chicago Branch,

0.51%, 4/4/11, FRCD	30,000	30,000

0.54%, 9/16/11	30,000	30,000

BNP Paribas S.A., London Branch,

0.33%, 5/3/11	50,000	50,000

0.41%, 5/16/11	20,000	20,000

BNP Paribas S.A., New York Branch,

0.44%, 4/29/11, FRCD	15,000	15,000

Canadian Imperial Bank of Commerce,

0.22%, 4/1/11, FRCD	75,000	75,000

Commonwealth Bank of Australia, London Branch,

0.28%, 4/26/11	30,000	30,000

0.27%, 6/23/11	35,000	35,000

Commonwealth Bank of Australia, New York Branch,

0.30%, 8/30/11	30,035	30,035

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 39.2% – continued

Non-U.S. Depository Institutions – 36.7% – continued

Credit Agricole CIB, New York,

0.33%, 5/2/11	$70,000	$70,000

Credit Agricole S.A., London Branch,

0.34%, 5/3/11	50,000	50,000

0.35%, 5/3/11	40,000	40,000

0.42%, 5/3/11	29,720	29,721

0.45%, 5/20/11	20,000	20,000

Credit Industriel Et Commercial, New York,

0.40%, 5/17/11	15,105	15,105

0.40%, 5/19/11	20,000	20,000

Credit Suisse Group A.G., New York,

0.26%, 6/28/11	59,700	59,700

0.34%, 9/2/11	35,000	35,000

Deutsche Bank, New York Branch,

0.30%, 5/2/11	60,000	60,000

0.27%, 6/24/11	45,000	45,000

DNB Norway Bank A.S.A., New York Branch,

0.27%, 5/17/11	40,000	40,000

HSBC Bank PLC, London,

0.33%, 5/19/11	55,000	55,000

0.35%, 8/15/11	50,000	50,000

Lloyds Bank PLC,

0.40%, 5/2/11, FRCD	70,000	70,000

Lloyds Bank PLC, London,

0.28%, 4/26/11	53,000	53,000

Mitsubishi UFJ Financial Group, Inc.,

0.31%, 4/4/11	50,000	50,000

National Australia Bank, London Branch,

0.40%, 6/30/11	25,000	25,000

0.35%, 7/20/11	45,000	45,000

0.35%, 9/26/11	25,000	25,001

National Australia Bank, New York,

0.29%, 4/6/11, FRCD	60,000	60,000

0.29%, 4/15/11, FRCD	50,000	50,000

Nordea Bank Finland, New York,

0.37%, 8/1/11	30,000	30,000

Rabobank Nederland N.V., New York,

0.36%, 4/4/11, FRCD	15,000	15,000

0.27%, 4/19/11, FRCD	40,000	40,000

Rabobank Nederland N.V., New York Branch,

0.34%, 4/1/11	70,000	70,000

0.36%, 7/20/11	50,000	50,000

0.37%, 8/11/11	15,000	15,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 39.2% – continued

Non-U.S. Depository Institutions – 36.7% – continued

0.35%, 9/15/11	$46,815	$46,815

Royal Bank of Canada, New York Branch,

0.33%, 4/1/11, FRCD	50,000	50,000

0.25%, 4/21/11, FRCD	25,000	25,000

Royal Bank of Scotland, Stamford CT Branch,

0.45%, 4/25/11, FRCD	70,000	70,000

0.51%, 8/15/11	17,000	17,000

0.51%, 8/16/11	30,000	30,000

Societe Generale, London Branch,

0.38%, 4/13/11	50,000	50,000

0.40%, 5/3/11	40,000	40,000

0.38%, 5/25/11	5,000	5,000

Societe Generale, New York Branch,

0.49%, 4/4/11, FRCD	20,000	20,000

0.36%, 5/9/11, FRCD	22,000	22,000

Svenska Handelsbanken, New York,

0.28%, 5/10/11	10,000	10,000

0.27%, 6/16/11	30,000	30,000

Toronto Dominion Bank,

0.32%, 4/28/11, FRCD	20,000	20,000

Toronto Dominion Bank, New York,

0.34%, 4/12/11, FRCD	20,000	20,000

0.30%, 5/10/11	20,000	20,000

UBS A.G., Stamford,

0.29%, 5/27/11	65,000	65,000

Westpac Banking Corp., New York,

0.00%, 4/1/11, FRCD	35,000	35,000

0.23%, 4/1/11, FRCD	30,000	30,000

0.25%, 4/1/11, FRCD	10,000	10,000

0.31%, 4/1/11, FRCD	30,000	30,000

0.34%, 4/1/11, FRCD	40,000	40,000

0.33%, 10/3/11	60,000	60,000
		2,725,727

U.S. Depository Institutions – 2.5%

Bank of America N.A.,

0.27%, 6/24/11	25,000	25,000

0.29%, 6/29/11	80,000	80,000

Bank of America N.A., New York Branch,

0.32%, 4/25/11	26,975	26,975

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 39.2% – continued

U.S. Depository Institutions – 2.5% – continued

0.29%, 6/10/11	$50,000	$50,000
		181,975
Total Certificates of Deposit
(Cost $2,907,702)		2,907,702
COMMERCIAL PAPER – 15.6%

Foreign Agency and Regional Governments – 1.3%

Caisse Damortissement De La Dette,

0.35%, 9/23/11	23,350	23,310

KFW,

0.33%, 7/19/11	30,645	30,614

Societe De Prise Participation DeL’Etat,

0.30%, 4/7/11	40,000	39,998
		93,922

Multi-Seller Conduits – 11.4%

Alpine Securitization,

0.24%, 4/14/11	49,005	49,001

Amsterdam Funding Corp.,

0.28%, 5/16/11	5,000	4,998

0.29%, 5/23/11	40,000	39,983

Atlantic Asset Securitization Corp.,

0.25%, 4/4/11	34,770	34,769

0.24%, 4/20/11	15,075	15,073

0.26%, 5/4/11	11,260	11,257

0.26%, 5/9/11	7,540	7,538

0.28%, 6/7/11	8,070	8,066

Belmont Funding LLC,

0.36%, 4/5/11	13,640	13,640

0.36%, 4/6/11	7,760	7,760

0.36%, 4/7/11	8,490	8,490

Chariot Funding LLC,

0.25%, 4/12/11	29,630	29,628

Charta Corp.,

0.29%, 4/19/11	10,680	10,679

0.27%, 5/25/11	12,540	12,535

0.27%, 5/26/11	15,810	15,804

0.28%, 6/15/11	7,875	7,870

CRC Funding LLC,

0.29%, 4/6/11	23,335	23,334

0.29%, 4/19/11	11,665	11,663

Fairway Finance Corp LLC,

0.00%, 4/1/11	11,185	11,185

Gemini Securitization Corp. LLC,

0.30%, 5/24/11	70,000	69,969

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 15.6% – continued

Multi-Seller Conduits – 11.4% – continued

0.28%, 6/9/11	$11,730	$11,724

Gotham Funding Corp.,

0.25%, 4/5/11	8,590	8,590

0.27%, 5/11/11	15,810	15,805

0.27%, 5/17/11	7,720	7,717

Govco LLC,

0.30%, 4/7/11	7,525	7,525

0.29%, 4/18/11	7,275	7,274

0.29%, 4/25/11	7,630	7,629

0.30%, 5/3/11	15,100	15,096

0.30%, 5/4/11	40,000	39,989

0.29%, 5/11/11	15,245	15,240

0.29%, 6/22/11	16,220	16,209

Jupiter Securitization Company LLC,

0.25%, 4/12/11	36,245	36,242

Kells Funding LLC,

0.32%, 4/19/11	40,000	39,994

0.27%, 6/27/11	13,215	13,206

Regency Markets, Inc.,

0.25%, 4/15/11	42,980	42,976

Salisbury Receivables Company LLC,

0.28%, 4/12/11	10,000	9,999

Sheffield Receivables Corp.,

0.29%, 5/12/11	12,720	12,716

Surrey Funding Corp.,

0.28%, 6/15/11	4,655	4,652

Tasman Funding, Inc.,

0.35%, 4/7/11	10,590	10,589

0.34%, 5/6/11	8,095	8,092

Thames Asset Global Securitization Number One,

0.29%, 6/13/11	16,160	16,151

Victory Receivables Corp.,

0.28%, 4/11/11	21,230	21,228

0.25%, 4/12/11	14,945	14,944

0.25%, 4/13/11	16,540	16,539

0.28%, 4/15/11	5,955	5,954

0.29%, 4/18/11	15,015	15,013

0.28%, 4/19/11	11,345	11,343

0.26%, 5/10/11	4,785	4,784

0.30%, 6/13/11	7,560	7,555

Windmill Funding Corp.,

0.29%, 6/1/11	8,185	8,181
		846,198

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 15.6% – continued

Non-U.S. Depository Institutions – 1.9%

Bank of New Zealand International,

0.28%, 6/3/11	$65,000	$64,968

Commonwealth Bank of Australia,

0.35%, 4/5/11	40,000	40,000

0.34%, 5/24/11	30,000	30,000

Royal Bank of Scotland Group PLC,

0.52%, 8/1/11	10,000	9,983
		144,951

Pharmaceuticals – 1.0%

Sanofi Aventis S.A.,

0.28%, 7/20/11	23,025	23,005

0.31%, 8/17/11	21,195	21,170

0.31%, 8/18/11	15,090	15,072

0.34%, 9/19/11	15,350	15,325
		74,572
Total Commercial Paper
(Cost $1,159,643)		1,159,643

CORPORATE NOTES/BONDS – 8.8%

Bank Holding Companies – 2.7%

Citigroup, Inc., FDIC Gtd.,

0.23%, 5/5/11, FRN (2)	100,000	100,000

JPMorgan Chase & Co., FDIC Gtd.,

0.43%, 4/1/11, FRN (2)	100,000	100,000
		200,000

Foreign Agency and Regional Governments – 0.5%

Eksportfinans,

0.31%, 4/26/11, FRN	7,800	7,800

0.32%, 4/26/11, FRN	13,700	13,700

5.13%, 10/26/11	5,025	5,155

Network Rail Infrastructure Finance PLC,

0.54%, 3/16/12 (1)	13,360	13,360
		40,015

General Merchandise Stores – 0.9%

Wal-Mart Stores,
5.48%, 6/1/11	67,000	67,533

Non-U.S. Bank - Non-U.S. Government – 0.1%

Lloyds Bank PLC, Government Gtd.,
1.29%, 4/4/11, FRN (1) (3)	10,000	10,096

Non-U.S. Depository Institutions – 0.5%

Australia & New Zealand Bank,

0.52%, 4/25/11, FRN (1)	26,000	26,046

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 8.8% – continued

Non-U.S. Depository Institutions – 0.5% – continued

5.13%, 11/14/11	$7,940	$8,164
		34,210

Pharmaceuticals – 0.3%

Sanofi Aventis S.A.,

0.36%, 6/28/11, FRN	22,765	22,765

Supranational – 3.0%

International Bank for Reconstruction and Development,

0.31%, 4/13/11, FRN	70,000	70,000

0.73%, 6/10/11	100,000	100,000

International Finance Corp.,

0.26%, 4/15/11, FRN	50,000	50,000
		220,000

U.S. Depository Institutions – 0.8%

Bank of America Corp., FDIC Gtd.,

2.10%, 4/30/12 (2)	57,000	58,056
Total Corporate Notes/Bonds
(Cost $652,675)		652,675

EURODOLLAR TIME DEPOSITS – 24.1%

Non-U.S. Depository Institutions – 21.5%

Credit Agricole CIB, Grand Cayman,

0.14%, 4/1/11	100,000	100,000

Credit Agricole S.A., London Branch,

0.20%, 4/1/11	150,000	150,000

0.18%, 4/4/11	150,000	150,000

0.18%, 4/5/11	150,000	150,000

Credit Suisse Group A.G., Cayman Islands Branch,

0.03%, 4/1/11	25,000	25,000

Danske Bank, Copenhagen Branch,

0.20%, 4/1/11	125,000	125,000

0.20%, 4/4/11	125,000	125,000

Danske Bank, London Branch,

0.19%, 4/5/11	125,000	125,000

Den Norske Bank PLC, Grand Cayman Branch,

0.17%, 4/1/11	150,000	150,000

0.17%, 4/4/11	75,000	75,000

HSBC Bank PLC, Paris Branch,

0.16%, 4/1/11	175,000	175,000

0.22%, 4/4/11	95,000	95,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 24.1% – continued

Non-U.S. Depository Institutions – 21.5% – continued

Svenska Handelsbanken AB, Cayman Islands,

0.10%, 4/1/11	$150,000	$150,000
		1,595,000

U.S. Depository Institutions – 2.6%

Citibank N.A., Bahamas Branch,

0.13%, 4/1/11	190,000	190,000
Total Eurodollar Time Deposits
(Cost $1,785,000)		1,785,000

U.S. GOVERNMENT AGENCIES – 12.0% (4)

Federal Farm Credit Bank – 0.8%

FFCB FRN,

0.23%, 4/1/11	30,000	29,988

0.28%, 4/20/11	32,000	31,991
		61,979

Federal Home Loan Bank – 7.9%

FHLB Bonds,

0.50%, 5/5/11	40,000	40,000

4.88%, 11/18/11	35,000	36,011

0.45%, 3/6/12	27,555	27,555

0.46%, 3/14/12	7,580	7,580

0.30%, 4/4/12	75,000	74,996

0.39%, 4/25/12	22,525	22,525

0.40%, 4/25/12	27,535	27,534

0.41%, 4/27/12	17,155	17,155

0.45%, 4/27/12	20,000	20,000

FHLB Discount Note,

0.51%, 5/17/11	25,000	24,984

FHLB FRN,

0.25%, 4/1/11	135,000	134,996

0.30%, 4/1/11	55,000	55,000

0.15%, 4/28/11	50,000	49,994

0.27%, 5/7/11	50,000	49,988
		588,318

Federal Home Loan Mortgage Corporation – 2.8%

FHLMC Discount Note,

0.29%, 4/26/11	35,000	34,993

FHLMC FRN,

0.30%, 4/1/11	20,000	19,985

0.00%, 4/4/11	65,000	64,939

0.21%, 4/19/11	50,000	49,986

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 12.0% (4) – continued

Federal Home Loan Mortgage Corporation – 2.8% – continued
0.22%, 4/26/11	$35,000	$34,990
		204,893
Federal National Mortgage Association – 0.5%

FNMA FRN,
0.27%, 4/23/11	35,000	34,990
Total U.S. Government Agencies
(Cost $890,180)		890,180

U.S. GOVERNMENT OBLIGATIONS – 3.9%

U.S. Treasury Bills – 0.4%
0.45%, 4/7/11	30,000	29,998

U.S. Treasury Notes – 3.5%

0.88%, 5/31/11	20,000	20,015

4.88%, 5/31/11	40,000	40,292

1.00%, 8/31/11	17,000	17,046

1.00%, 10/31/11	25,000	25,103

0.88%, 1/31/12	57,000	57,263

0.88%, 2/29/12	20,000	20,094

4.63%, 2/29/12	55,000	57,149

1.13%, 12/15/11	20,000	20,117
		257,079
Total U.S. Government Obligations
(Cost $287,077)		287,077

Investments, at Amortized Cost
($7,692,408)		7,692,408

REPURCHASE AGREEMENTS – 9.2%

Joint Repurchase Agreements – 1.0%(5)

Bank of America Securities LLC, dated 3/31/11, repurchase price $16,735

0.14%, 4/1/11	16,734	16,734

Morgan Stanley & Co., Inc., dated 3/31/11, repurchase price $16,735

0.11%, 4/1/11	16,734	16,734

Societe Generale, New York Branch, dated 3/31/11, repurchase price $16,735

0.10%, 4/1/11	16,735	16,735

UBS Securities LLC, dated 3/31/11, repurchase price $25,102

0.10%, 4/1/11	25,102	25,102
		75,305

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 9.2% – continued

Repurchase Agreements; – 8.2% (6)

Bank of America N.A., dated 3/31/11, repurchase price $130,001

0.14%, 4/1/11	$130,000	$130,000

Citigroup Global Markets, Inc., dated 3/31/11, repurchase price $11,697

0.19%, 4/1/11	11,697	11,697

Deutsche Bank Securities, Inc., dated 3/31/11, repurchase price $380,002

0.20%, 4/1/11	380,000	380,000

JPMorgan Securities, Inc., dated 3/31/11, repurchase price $90,000

0.15%, 4/1/11	90,000	90,000
		611,697
Total Repurchase Agreements
(Cost $687,002)		687,002

Total Investments – 112.9%
(Cost $8,379,410)(7)		8,379,410

Liabilities less Other Assets – (12.9)%		(959,514)
NET ASSETS – 100.0%		$7,419,896

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.
(3)	Restricted security has been deemed illiquid. At March 31, 2011, the value of this restricted illiquid security amounted to approximately $10,096,000 or 0.1% of net assets. Additional information on this restricted, illiquid security is as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	AQUISITION COST (000S)

Lloyds Bank PLC,

1.29%, 4/4/11	3/28/11	$10,096

(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$40,583	2.38% – 7.50%	8/15/23 – 1/15/27
U.S. Treasury Notes	$35,684	1.13% – 4.25%	4/15/11 – 7/15/20

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$203,841	2.25% – 6.31%	4/1/23 – 2/1/41
FNMA	$418,559	3.50% – 6.00%	1/1/26 – 8/1/39
GNMA	$ 7,650	3.50% – 6.50%	7/15/33 –1/15/41

(7)	The cost for federal income tax purposes was $8,379,410.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2011.

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Money Market Fund	$–	$8,379,410	(1)	$–	$8,379,410

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8%

Alabama – 0.6%

Dothan, Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (Wells Fargo Bank N.A. LOC),

0.26%, 4/8/11	$12,000	$12,000

Washington County Alabama Industrial Development Authority Revenue VRDB, Bay Gas Storage Co., Ltd., Project, (UBS A.G. LOC),

0.22%, 4/8/11	9,165	9,165

West. Jefferson Alabama Industrial Development Board PCR Refunding Bonds, Alabama Power Co. Project,

0.25%, 4/8/11	20,000	20,000
		41,165

Arizona – 1.2%

Arizona Health Facilities Authority Revenue VRDB, Banner Health, Series B (Bank of Nova Scotia LOC),

0.21%, 4/8/11	885	885

Phoenix Arizona IDA Multifamily Housing Revenue Refunding VRDB, Southwest Village Apartments Project, (FNMA Gtd.),

0.25%, 4/8/11	6,900	6,900

Pima County Arizona IDA Multifamily Revenue Refunding VRDB, Housing Eastside Place Apartments, (FNMA LOC),

0.25%, 4/8/11	6,790	6,790

Salt River Project Arizona Agriculture Improvement & Power District Electrical Systems Revenue Salt River Project, Series A

0.26%, 4/8/11(1)	8,700	8,700

Sun Devil Energy Center LLC Arizona Revenue Refunding Bonds, Arizona State University Project, (AGM Corp. Insured),

0.28%, 4/8/11	41,935	41,935

Tucson Arizona IDA VRDB, Housing Family Housing Resource Projects, Series A (FNMA LOC),

0.26%, 4/8/11	16,720	16,720
		81,930

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

California – 4.5%

ABAG Financial Authority For Nonprofit Corp. of California Revenue VRDB, Sharp Healthcare, Series D (Citibank N.A. LOC),

0.23%, 4/8/11	$11,000	$11,000

ABAG Financing Authority California Revenue Corp. California Insured Senior Living Revenue VRDB, Elder Care Alliance, Series A (Banco Santander S.A. LOC),

0.32%, 4/8/11	9,715	9,715

California Educational Facilities Authority Revenue VRDB, California Institute of Technology, Series A,

0.23%, 4/8/11	4,100	4,100

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Pacific Gas Electric, Series A (Wells Fargo Bank N.A. LOC),

0.18%, 4/1/11	2,900	2,900

California Municipal Finance Authority Revenue VRDB, Chevron USA Recovery Zone, (Chevron Corp. Gtd.),

0.18%, 4/1/11	7,600	7,600

California State Department of Water Resources Power Supply Revenue VRDB, Series C-7 (AGM Corp. Insured),

0.30%, 4/8/11	1,220	1,220

California State G.O. VRDB, (Societe Generale LOC),

0.26%, 4/8/11(1)	20,000	20,000

Series C-4 (Citibank N.A. LOC),

0.25%, 4/8/11	9,150	9,150

Subseries B-6 (KBC Groep N.V. LOC),

0.22%, 4/1/11	3,000	3,000

California State VRDB, Series A Subseries A-3 (Bank of America N.A. LOC),

0.25%, 4/8/11	25,000	25,000

California Statewide Communities Development Authority Gas Supply Revenue VRDB,

0.24%, 4/8/11	15,000	15,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

California – 4.5% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series C-2 (JPMorgan Chase Bank N.A. LOC),

0.36%, 4/8/11(1)	$5,000	$5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A (FHLB of San Francisco LOC),

0.25%, 4/8/11	6,000	6,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A (FHLB of San Francisco LOC),

0.24%, 4/8/11	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Amern Baptist Homes West, (Bank of America N.A. LOC),

0.22%, 4/8/11	33,800	33,800

California Statewide Communities Development Authority Revenue VRDB, Sweep Loan Program, Series A (Citibank N.A. LOC),

0.23%, 4/8/11	6,200	6,200

Eclipse Funding Trust G.O. Bonds, (U.S. Bank N.A. LOC),

0.25%, 4/8/11	10,180	10,180

Fremont California COPS VRDB, Capital Improvements Financing Project, (Bank of Nova Scotia LOC),

0.23%, 4/8/11	6,000	6,000

Los Angeles California Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC Gtd.),

0.24%, 4/8/11	10,500	10,500

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8

0.25%, 4/8/11	13,900	13,900

Los Angeles California Waste-water System Revenue Refunding VRDB, Subseries C, (Bank of Nova Scotia LOC),

0.18%, 4/8/11	600	600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

California – 4.5% – continued

Los Angeles County California Housing Authority Multifamily Housing Revenue VRDB, Sand Canyon Villas, Series C (FHLMC LOC),

0.28%, 4/8/11	$8,500	$8,500

Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Property A 1st Tier Senior, Series A1

0.26%, 4/8/11	6,945	6,945

Los Angeles, California G.O. Bonds, TRANS,

2.00%, 4/21/11	25,000	25,019

Los Angeles, California TRANS,

2.00%, 5/31/11	5,600	5,611

Metropolitan Water District Southern California Waterworks Revenue VRDB, Series C-1

0.26%, 4/8/11	25,225	25,225

Series C-1,

0.11%, 4/1/11	9,500	9,500

Northern California Power Agency Revenue Refunding VRDB, Hydroelectric Project 1, Series A (Dexia Credit Local LOC),

0.32%, 4/8/11	5,000	5,000

San Jose California Multifamily Housing Revenue Refunding VRDB, Kimberly Woods Apartments,

Series A (FHLMC LOC),

0.22%, 4/8/11	6,300	6,300
		297,965

Colorado – 2.9%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Rent Housing Hunters Run, (FHLMC LOC),

0.25%, 4/8/11	9,330	9,330

Broomfield Colorado Urban Renewal Authority Tax Increment Revenue Event Center Project, (BNP Paribas LOC),

0.25%, 4/8/11	10,335	10,335

Centerra Metropolitan District No. 1 Revenue Refunding VRDB, (BBVA Compass LOC),

0.25%, 4/8/11	18,800	18,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Colorado – 2.9% – continued

Colorado Educational & Cultural Facilities Authority Revenue Bear Creek School Project, (U.S. Bank N.A. LOC),

0.22%, 4/8/11	$680	$680

Colorado Educational & Cultural Facilities Authority Revenue Concordia University Irvine Project, (U.S. Bank N.A. LOC),

0.22%, 4/1/11	6,020	6,020

Colorado Educational & Cultural Facilities Authority Revenue Gaston Christian Schools, (Banco Santander S.A. LOC),

0.34%, 4/8/11	9,395	9,395

Colorado Educational & Cultural Facilities Authority Revenue Immanuel Lutheran School Project, (Bank of America N.A. LOC),

0.22%, 4/1/11	345	345

Colorado Educational & Cultural Facilities Authority Revenue Refunding Bonds, Nampa Christian Schools, (U.S. Bank N.A. LOC),

0.24%, 4/8/11	5,085	5,085

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bethany Lutheran School Project, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	3,545	3,545

Colorado Health Facilities Authority Revenue Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC),

0.24%, 4/8/11	13,055	13,055

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement, (Bank of America N.A. LOC),

0.24%, 4/8/11	10,945	10,945

Colorado Health Facilities Authority Revenue Senior Living Facilities Eaton Terrace, Series A (U.S. Bank N.A. LOC),

0.23%, 4/8/11	3,265	3,265

Colorado Health Facilities Authority Revenue VRDB, Bethesda Adult Communities, Series A (BBVA Compass LOC),

0.54%, 4/8/11	9,500	9,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Colorado – 2.9% – continued

Colorado Housing & Finance Authority Single Family Mortgage, Series A3

0.24%, 4/8/11	$8,955	$8,955

Colorado Springs Colorado Utilities Revenue VRDB, Systems-Improvement, Series A

0.26%, 4/8/11	71,810	71,810

Fitzsimons Redevelopment Authority Colorado Revenue VRDB, University Physicians Inc., (U.S. Bancorp. LOC),

0.25%, 4/8/11	5,960	5,960

Lowry Economic Redevelopment Authority Colorado Revenue Refunding Bonds, Series A (BBVA Compass LOC),

1.00%, 4/8/11	5,900	5,900
		192,925

Connecticut – 0.9%

Connecticut State G.O. BANS,

2.00%, 5/19/11	47,000	47,095

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Pierce Memorial Baptist Home, Series A (Bank of America N.A. LOC),

0.23%, 4/8/11	5,900	5,900

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Kent School, Series E (Bank of America N.A. LOC),

0.35%, 4/8/11	5,755	5,755
		58,750

Delaware – 0.3%

Delaware State Health Facilities Authority Revenue VRDB, Christiana Care, Series A

0.18%, 4/1/11	17,300	17,300

District of Columbia – 0.7%

District Columbia Revenue VRDB, D.C. Preparatory Academy, (M&T Bank Corp. LOC),

0.31%, 4/8/11	5,120	5,120

District Columbia Revenue VRDB, Henry J Kaiser Foundation,

0.25%, 4/8/11	10,100	10,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

District of Columbia – 0.7% – continued

District Columbia Water & Sewer Authority Public Utility Revenue, (AGM Corp. Insured),

0.26%, 4/8/11(1)	$11,590	$11,590

District of Columbia G.O. TRANS,

2.00%, 9/30/11	20,000	20,161
		46,971

Florida – 11.0%

Alachua County Florida Health Facilities Authority Continuing Care VRDB, Oak Hammock University Florida Project, Series A (Bank of Scotland Plc LOC),

0.21%, 4/1/11	7,500	7,500

Atlantic Beach Florida Health Care Facilities Revenue VRDB, Fleet Landing Project, (Wachovia Bank N.A. LOC),

0.35%, 4/8/11	10,800	10,800

Brevard County Florida Health Facilities Authority Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep N.V. LOC),

0.26%, 4/8/11	13,000	13,000

Broward County Florida Revenue VRDB, Maimonides Shalom Academy, (Comerica LOC),

0.27%, 4/8/11	9,285	9,285

Broward County Florida School Board COPS VRDB, Series B (AGM Corp. Insured),

0.32%, 4/8/11	65,000	65,000

Capital Trust Agency Florida Housing Revenue VRDB, Atlantic Housing Foundation, Series A (FNMA LOC),

0.25%, 4/8/11	10,000	10,000

Citizens Property Insurance Corp. Florida High Risk Senior Secured Notes, Series A

2.00%, 4/21/11	40,000	40,016

Citizens Property Insurance Corp. of Florida Revenue Bonds, Series A-1

5.00%, 6/1/11	15,000	15,110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 11.0% – continued

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace Inc., Series A (Bank of America N.A. LOC),

0.18%, 4/1/11	$1,500	$1,500

Series B (Bank of America N.A. LOC),

0.18%, 4/1/11	1,600	1,600

Florida Housing Financial Agency, (FNMA Insured),

0.25%, 4/8/11	8,500	8,500

Florida Housing Financial Corp. Multifamily Revenue Refunding VRDB, Housing Charleston, Series I-A (FHLMC Insured),

0.25%, 4/8/11	8,050	8,050

Florida Housing Financial Corp. Multifamily Revenue Refunding VRDB, Housing Island Club, Series A (FHLMC Gtd.),

0.25%, 4/8/11	1,940	1,940

Florida Housing Financial Corp. Multifamily Revenue Refunding VRDB, Mortgage Monterey Lake, Series C (FHLMC LOC),

0.24%, 4/8/11	5,815	5,815

Florida State Board of Education Public Education G.O. Bonds, Capital Outlay, Series A

0.25%, 4/8/11(1)	7,000	7,000

Highlands County Florida Health Facilities Authority Revenue Refunding VRDB, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	10,740	10,740

Highlands County Florida Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist Health, Series A (AGM Corp. Insured),

0.28%, 4/8/11	32,545	32,545

Highlands County Florida Health Facilities Authority Revenue VRDB, Adventist/Sunbelt, Series A

0.23%, 4/8/11	24,890	24,890

Series B (FHLB of Atlanta LOC),

0.24%, 4/8/11	21,825	21,825

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 11.0% – continued

Highlands County Florida Health Facilities Authority Revenue VRDB, Hospital Adventist Health Systems, Series B (Harris Bankcorp. Inc. LOC),

0.23%, 4/8/11	$20,000	$20,000

Series E (Credit Agricole Corp. & Investment LOC),

0.21%, 4/8/11	23,575	23,575

Series I

0.22%, 4/8/11	10,000	10,000

Jacksonville Electric Authority,

0.29%, 6/6/11	15,000	15,000

Jacksonville Florida Transportation Revenue VRDB, Series B (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	16,000	16,000

Jea Florida Electric Systems Revenue VRDB, Series Three-B-2

0.24%, 4/8/11	12,000	12,000

Jea Florida Water & Sewer Systems Revenue VRDB, Sub-Series B-1

0.23%, 4/8/11	9,600	9,600

Lake County Florida Capital Improvement Revenue, (Deutsche Bank A.G. LOC),

0.26%, 4/8/11(1)	20,135	20,135

Lee County Florida IDA Health Care Facilities Revenue VRDB, Shell Point Village Project, Series A (Bank of America N.A. LOC),

0.23%, 4/8/11	16,525	16,525

Martin County Florida Health Facilities Authority Hospital Revenue Refunding VRDB, Martin Memorial Medical Center, Series B (Wachovia Bank N.A. LOC),

0.24%, 4/8/11	5,080	5,080

Miami-Dade County Florida Health Facilities Authority Hospital Revenue Miami Children’s Hospital Project, (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	22,975	22,975

Orange County Florida Health Facilities Authority Revenue VRDB, Adventist Health Systems,

0.21%, 4/8/11	7,000	7,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 11.0% – continued

Orange County Florida Health Facilities Authority Revenue VRDB, Adventist Long Term Care, (PNC Bancorp. Inc. LOC),

0.24%, 4/8/11	$4,185	$4,185

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, Series E (BB&T Corp. LOC),

0.24%, 4/8/11	4,500	4,500

Orange County Florida Housing Financial Authority Multifamily Revenue Refunding Bonds, Housing Post Lake Apartments Project, (FNMA Insured),

0.25%, 4/8/11	28,000	28,000

Orange County Florida Housing Financial Authority Multifamily Revenue Refunding VRDB, Housing Heather Glen, Series E (FNMA Insured),

0.24%, 4/8/11	10,000	10,000

Orange County Florida School Board COPS VRDB, Series B (AGM Corp. Insured),

0.33%, 4/8/11	60,400	60,400

Orlando & Orange County Expressway Authority Florida Expressway Revenue VRDB, Series D (AGM Corp. Insured),

0.35%, 4/8/11	16,125	16,125

Orlando Florida Utilities Commission Utilities Systems Revenue VRDB,

0.30%, 4/8/11	32,500	32,500

Palm Beach County Florida Solid Waste Authority Revenue Bonds, (U.S. Treasury Escrowed),

1.00%, 1/12/12	61,000	61,275

Pembroke Pines Florida Charter School Revenue VRDB, (AGM Corp. Insured),

0.38%, 4/8/11	10,000	10,000

Sarasota County Florida Continuing Care Retirement Community Revenue Refunding VRDB, Glenridge Palmer Project, (Bank of Scotland PLC LOC),

0.21%, 4/1/11	10,000	10,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 11.0% – continued

Sunshine State Government Finance Committee, (Dexia Credit Local LOC),

0.40%, 4/6/11	$14,900	$14,900

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep N.V. LOC),

0.26%, 4/8/11	13,590	13,590
		738,481

Georgia – 1.7%

Clayton County Georgia Housing Authority Multifamily Housing Revenue Rivers Edge Development, (FHLMC Gtd.),

0.26%, 4/8/11	3,960	3,960

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Brook Project, (FNMA Gtd.),

0.25%, 4/8/11	4,300	4,300

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Walk Project, (FNMA Insured),

0.25%, 4/8/11	14,900	14,900

Fulton County Georgia Residential Care Facilities Elderly Authority Revenue VRDB, First Mortgage Lenbrook Project, Series C (Bank of Scotland Plc LOC),

0.23%, 4/8/11	6,700	6,700

Georgia Municipal Gas Authority, Gas Revenue Refunding Bonds, Gas Portfolio III,

2.00%, 11/16/11	635	641

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Corners Project, (FNMA Gtd.),

0.25%, 4/8/11	7,360	7,360

Main Street National Gas Inc. Georgia Gas Project Revenue VRDB, Series A

0.25%, 4/8/11	25,000	25,000

Marietta Georgia Housing Authority Multifamily Revenue Refunding Bonds, Housing Wood Glen, (FHLMC Insured),

0.26%, 4/8/11	6,000	6,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Georgia – 1.7% – continued

Municipal Electric Authority Georgia VRDB, Project 1, Subseries B (Dexia Credit Local LOC),

0.32%, 4/8/11	$15,000	$15,000

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Chambrel Roswell, (FNMA Gtd.),

0.26%, 4/8/11	10,000	10,000

Smyrna Georgia Housing Authority Multifamily Housing Revenue F & M Villages Project, (FNMA Gtd.),

0.23%, 4/8/11	3,400	3,400

Smyrna Georgia Housing Authority Multifamily Housing Revenue VRDB, Gardens Post Village Project, (FNMA Gtd.),

0.23%, 4/8/11	11,200	11,200

Smyrna Georgia Housing Authority Multifamily Housing Revenue VRDB, Hills of Post Village Project, (FNMA Gtd.),

0.23%, 4/8/11	4,400	4,400
		112,861

Idaho – 0.3%

Idaho Health Facilities Authority Revenue VRDB, St. Lukes Health Systems Project, Series A (Wells Fargo Bank N.A. LOC),

0.24%, 4/8/11	8,000	8,000

Series B (Harris Bankcorp. Inc. LOC),

0.25%, 4/8/11	12,000	12,000
		20,000

Illinois – 9.5%

Chicago Illinois G.O. Refunding VRDB,

Series D (AGM Corp. Insured),

0.35%, 4/8/11	63,160	63,160

Series E

0.41%, 4/1/11	53,500	53,500

Series F

0.35%, 4/1/11	9,025	9,025

Series G

0.41%, 4/1/11	20,000	20,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 9.5% – continued

Chicago Illinois G.O. VRDB, Neighborhoods Alive, Series 21-B-3 (Bank of America N.A. LOC),

0.22%, 4/1/11	$43,800	$43,800

Series 21-B-4 (The Bank of New York Mellon Corp. LOC),

0.19%, 4/1/11	15,140	15,140

Chicago Illinois O’Hare International Airport Revenue VRDB, Series B (Societe Generale LOC),

0.24%, 4/8/11	4,215	4,215

Chicago Illinois O’Hare International Airport Revenue VRDB, 3rd Lien, (Dexia Credit Local LOC),

0.32%, 4/8/11	25,000	25,000

Chicago Illinois Water Revenue VRDB, Sub-series 4-3 (State Street Corp. LOC),

0.25%, 4/8/11	3,185	3,185

Chicago, Illinois Board of Education G.O. Refunding VRDB, Dedicated Revenue, Series B (JPMorgan Chase Bank N.A. LOC),

0.22%, 4/1/11	20,500	20,500

Illinois Development Financial Authority IDR VRDB, Institution Gas Technology Project, (Harris Bankcorp. Inc. LOC),

0.27%, 4/8/11	1,400	1,400

Illinois Development Financial Authority IDR VRDB, United Methodist Homes, Series A (Harris Bankcorp. Inc. LOC),

0.27%, 4/8/11	1,260	1,260

Illinois Development Financial Authority Revenue Bonds Carmel High School Project, (Bank of America N.A. LOC),

0.29%, 4/8/11	6,500	6,500

Illinois Development Financial Authority Revenue VRDB, Evanston Northwestern, Series B

0.19%, 4/1/11	40,130	40,130

Illinois Development Financial Authority Revenue VRDB, Jewish Council Youth Services, (Harris Bankcorp. Inc. LOC),

0.27%, 4/8/11	2,755	2,755

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 9.5% – continued

Illinois Development Financial Authority Revenue VRDB, Learn Charter School Project, (Harris Bankcorp. Inc. LOC),

0.27%, 4/8/11	$2,830	$2,830

Illinois Development Financial Authority Revenue VRDB, Wheaton Academy Project, (Harris Bankcorp. Inc. LOC),

0.29%, 4/8/11	9,000	9,000

Illinois Educational Facilities Authority Revenue Bonds Aurora University, (Harris Bankcorp. Inc. LOC),

0.26%, 4/8/11	12,200	12,200

Illinois Educational Facilities Authority Revenues University Chicago, Series B-3

0.46%, 5/4/11	10,000	10,000

Illinois Educational Facilities Authority Student Housing Revenue IIT State, Series A (Harris Bankcorp. Inc. LOC),

0.30%, 4/8/11	19,195	19,195

Illinois Finance Authority Revenue VRDB, Landing at Plymouth Place, Series B (Lloyds Banking Group PLC LOC),

0.34%, 4/8/11	10,000	10,000

Illinois Finance Authority Revenue VRDB, Northwestern University,

0.43%, 3/1/12	15,000	15,000

Illinois Financial Authority Multifamily Revenue VRDB, Housing Villagebrook Apartments Project, (FHLMC LOC),

0.32%, 4/8/11	5,200	5,200

Illinois Financial Authority PCR Refunding VRDB, Commonwealth Edison Co., (JPMorgan Chase Bank N.A. LOC),

0.26%, 4/8/11	8,305	8,305

Illinois Financial Authority Revenue All Saints Catholic, Series A (Harris Bankcorp. Inc. LOC),

0.26%, 4/8/11	10,000	10,000

Illinois Financial Authority Revenue Rest Haven Christian Service, Series B (Banco Santander S.A. LOC),

0.34%, 4/8/11	2,200	2,200

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 9.5% – continued

Illinois Financial Authority Revenue Robert Morris College, (JPMorgan Chase Bank N.A. LOC),

0.23%, 4/8/11	$9,140	$9,140

Illinois Financial Authority Revenue VRDB, Benedictine University Project, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	5,690	5,690

Illinois Financial Authority Revenue VRDB, Community Action Partnership, (Citibank N.A. LOC),

0.30%, 4/8/11	5,370	5,370

Illinois Financial Authority Revenue VRDB, Landing at Plymouth Place, Series C (Bank of America N.A. LOC),

0.24%, 4/8/11	16,750	16,750

Illinois Financial Authority Revenue VRDB, Loyola University Health Systems, Series B (Harris Bankcorp., Inc. LOC),

0.22%, 4/8/11	34,000	34,000

Illinois Financial Authority Revenue VRDB, The Clare at Water Project, Series D (Bank of America N.A. LOC),

0.30%, 4/8/11	29,000	29,000

Illinois Financial Authority Revenue VRDB, WBEZ Alliance Inc. Project, (Bank of America N.A. LOC),

0.32%, 4/8/11	21,750	21,750

Illinois Financing Authority Revenue VRDB, Mercy Alliance Project, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	7,465	7,465

Illinois Housing Development Authority Multifamily Housing Revenue VRDB, Alden Gardens Bloomingdale, (Harris Bankcorp., Inc. LOC),

0.27%, 4/7/11	6,920	6,920

Illinois State Toll Highway Authority VRDB, Series A-2B (Harris Bankcorp., Inc. LOC),

0.19%, 4/8/11	20,000	20,000

Kane County Illinois Revenue Glenwood School For Boys, (Harris Bankcorp., Inc. LOC),

0.25%, 4/8/11	5,700	5,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 9.5% – continued

Lisle Illinois Multifamily Revenue Housing Ashley of Lisle Project, (FHLMC LOC),

0.24%, 4/8/11	$26,525	$26,525

Quad Cities Regional Economic Development Authority Illinois Revenue Augustana College, (Harris Bankcorp., Inc. LOC),

0.25%, 4/8/11	14,500	14,500

University Illinois University Revenues Refunding VRDB, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	9,500	9,500

University Illinois University Revenues VRDB, Auxiliary Facilities Systems,

0.24%, 4/8/11	7,875	7,875
		633,685

Indiana – 0.8%

Indiana Board Bank Revenue Advance Funding Program Notes, Series A

2.00%, 1/5/12	10,000	10,112

Indiana Financial Authority Hospital Revenue Community Foundation Northwest Indiana, (Harris Bankcorp., Inc. LOC),

0.22%, 4/8/11	6,600	6,600

Indiana Health & Educational Facilities Financing Authority Revenue Refunding VRDB, Community Village Hartsfield, Series A (Harris Bankcorp., Inc. LOC),

0.22%, 4/8/11	6,730	6,730

Indiana Health & Educational Facilities Financing Authority Revenue VRDB, Clarian Health, Series C (BB&T Corp. LOC),

0.23%, 4/8/11	7,775	7,775

Indiana Health Facilities Financing Authority Revenue VRDB, Senior Living- Greencroft Obligation, (Bank of America N.A. LOC),

0.24%, 4/8/11	10,194	10,194

Indiana Municipal Power Agency Power Supply Systems Revenue Bonds, Series A (Berkshire Hathaway, Inc. Insured),

0.33%, 4/8/11(1)	15,340	15,340
		56,751

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Iowa – 0.4%

Hills Iowa Health Facilities Revenue VRDB, Mercy Hospital Project, (U.S. Bancorp. LOC),

0.21%, 4/1/11	$2,600	$2,600

Iowa Financial Authority Economic Development Revenue VRDB, Iowa West Foundation Project, (U.S. Bank N.A. LOC),

0.25%, 4/8/11	2,645	2,645

Iowa Financial Authority Private College Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC),

0.21%, 4/1/11	1,200	1,200

Iowa Financial Authority Private College Revenue VRDB, Morningside College Project, (U.S. Bank N.A. LOC),

0.21%, 4/1/11	3,200	3,200

Iowa Financial Authority Retirement Community Revenue VRDB, Edgewater A Wesley, Series E (Banco Santander S.A. LOC),

0.34%, 4/8/11	8,890	8,890

Urbandale Iowa IDR Aurora Bus Park, (FHLB Insured),

0.28%, 4/8/11	9,000	9,000
		27,535

Kansas – 0.2%

Kansas State Development Financial Authority Hospital Revenue VRDB, Adventist Health-Sunbelt, Series C (JPMorgan Chase Bank N.A. LOC),

0.21%, 4/8/11	12,670	12,670

Kentucky – 1.7%

Boyle County Kentucky Hospital Revenue VRDB, Ephraim McDowell Health Project, (BB&T Corp. LOC),

0.26%, 4/8/11	13,800	13,800

Fort Mitchell Kentucky League of Cities Funding Trust Lease Program VRDB, Series A (U.S. Bank N.A. LOC),

0.26%, 4/8/11	8,850	8,850

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Kentucky – 1.7% – continued

Henderson County Kentucky Revenue Refunding VRDB, Murray Calloway Hospital, (BB&T Corp. LOC),

0.29%, 4/8/11	$2,165	$2,165

Kentucky Economic Development Financial Authority Education Center Revenue VRDB, Ashland Hospital Corp., Series A (BB&T Corp. LOC),

0.25%, 4/8/11	1,900	1,900

Kentucky Economic Development Financial Authority Hospital Facilities Revenue VRDB, Baptist Healthcare Systems, Series B-4 (BB&T Corp. LOC),

0.26%, 4/8/11	24,000	24,000

Kentucky Economic Development Financial Authority Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep N.V. LOC),

0.26%, 4/8/11	4,015	4,015

Series B (KBC Groep N.V. LOC),

0.26%, 4/8/11	7,705	7,705

Kentucky Rural Water Finance Corp. Public Project Revenue Bonds, Series C-1

1.50%, 12/1/11	10,000	10,057

Morehead Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, Series A (U.S. Bank N.A. LOC),

0.26%, 4/8/11	8,692	8,692

Pendleton County Kentucky Multi-County Lease Revenue VRDB, Kentucky Associate Counties Leasing Program, (JPMorgan Chase Bank N.A. LOC),

0.40%, 5/5/11	30,000	30,000
		111,184

Louisiana – 1.1%

Louisiana Public Facilities Authority Hospital Revenue Refunding VRDB, Franciscan, Series D (U.S. Bank N.A. LOC),

0.21%, 4/1/11	7,000	7,000

Louisiana Public Facilities Authority Revenue VRDB, Commcare Corp Project, Series B (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	14,860	14,860

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Louisiana – 1.1% – continued

Louisiana State G.O. Refunding VRDB, Series A (BNP Paribas LOC),

0.22%, 4/8/11	$46,800	$46,800

Louisiana State Offshore Term Authority Deepwater Port Revenue Refunding Bonds, Series B (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	5,700	5,700
		74,360

Maine – 0.4%

Maine Health & Higher Educational Facilities Authority Revenue VRDB, Series A (KBC Groep N.V. LOC),

0.31%, 4/8/11	28,130	28,130

Maryland – 2.8%

Anne Arundel County Maryland Revenue VRDB, Key School Facility, (M&T Bank Corp. LOC),

0.31%, 4/8/11(1)	9,095	9,095

Baltimore County Maryland Housing Revenue Refunding Bonds, Mortgage GNMA-Spring Hill, (KBC Groep N.V. LOC),

0.26%, 4/8/11	9,920	9,920

Baltimore County Maryland Revenue VRDB, Maryvale Prep School Facility, (M&T Bank Corp. LOC),

0.31%, 4/8/11	3,885	3,885

Baltimore County Maryland Revenue VRDB, Notre Dame Preparatory School, (M&T Bank Corp. LOC),

0.31%, 4/8/11	4,550	4,550

Maryland State Economic Development Corp. Revenue Refunding Bonds, Jenkins Memorial Inc., (M&T Bank Corp. LOC),

0.26%, 4/8/11	2,640	2,640

Maryland State Economic Development Corp. Revenue VRDB, Opportunity Builders Facility, (M&T Bank Corp. LOC),

0.31%, 4/8/11	5,785	5,785

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Maryland – 2.8% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Pickersgill, Series A (BB&T Corp. LOC),

0.24%, 4/8/11	$3,120	$3,120

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding VRDB, Adventist Healthcare, Series B (M&T Bank Corp. LOC),

0.24%, 4/8/11	32,725	32,725

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Health Care, Series A (M&T Bank Corp. LOC),

0.23%, 4/8/11	9,970	9,970

Series B (M&T Bank Corp. LOC),

0.35%, 4/8/11	8,200	8,200

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare, Series A (Bank of America N.A. LOC),

0.29%, 4/8/11	19,650	19,650

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Frederick Memorial Hospital, (BB&T Corp. LOC),

0.24%, 4/8/11	26,360	26,360

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Pickersgill, Series B (BB&T Corp. LOC),

0.24%, 4/8/11	3,800	3,800

Montgomery County Maryland Economic Development Revenue VRDB, Riderwood Village Inc. Project, (M&T Bank Corp. LOC),

0.23%, 4/8/11	31,305	31,305

Montgomery County Maryland, Series 29-B

0.31%, 6/15/11	16,400	16,400

Prince Georges County Maryland Revenue Refunding VRDB, Collington Episcopal, Series A (Bank of America N.A. LOC),

0.24%, 4/8/11	2,470	2,470
		189,875

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Massachusetts – 4.3%

Massachusetts State Development Finance Agency Revenue VRDB, Edgewood Retirement Community, (Bank of America N.A. LOC),

0.22%, 4/8/11	$5,000	$5,000

Massachusetts State Development Financial Agency Revenue Massachusetts Credit-Wilber School Apartment, Series A (FHLB of Atlanta LOC),

0.24%, 4/8/11	6,000	6,000

Massachusetts State Development Financial Agency Revenue Seven Hills Foundation, Series A (TD Banknorth, Inc. LOC),

0.25%, 4/8/11	3,900	3,900

Massachusetts State Development Financial Agency Revenue VRDB, Briarwood Retirement, Series A (Banco Santander S.A. LOC),

0.32%, 4/8/11	8,125	8,125

Massachusetts State Development Financial Agency Revenue VRDB, Abby Kelley Foster Public School, (TD Banknorth, Inc. LOC),

0.24%, 4/8/11	4,700	4,700

Massachusetts State Development Financial Agency Revenue VRDB, Groton School,

0.25%, 4/8/11	9,500	9,500

Massachusetts State Development Financial Agency Revenue VRDB, Linden Ponds Inc., Series B (Banco Santander S.A. LOC),

0.32%, 4/8/11	6,740	6,740

Massachusetts State Development Financial Agency Revenue VRDB, Northfield Mount Hermon, (JPMorgan Chase Bank N.A. LOC),

0.27%, 4/8/11	63,855	63,855

Massachusetts State Development Financial Agency Revenue VRDB, Phillips Academy,

0.24%, 4/8/11	19,600	19,600

Massachusetts State Development Financial Agency Revenue VRDB, Seashore Point-Deaconess Inc., (Banco Santander S.A. LOC),

0.31%, 4/8/11	5,520	5,520

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, CIL Realty Massachusetts, (HSBC Bank USA N.A. LOC),

0.24%, 4/8/11	1,500	1,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Massachusetts – 4.3% – continued

Massachusetts State Water Resource Authority Refunding VRDB, Series A

0.32%, 4/8/11	$70,800	$70,800

Revere Massachusetts Housing Authority Multifamily Mortgage Revenue Refunding VRDB, Waters Edge Apartments Project, Series C (AGM Corp. Insured),

0.36%, 4/8/11	23,990	23,990

University Massachusetts Building Authority Revenue Refunding VRDB, Senior-Community, Series 4

0.23%, 4/8/11	58,335	58,335
		287,565

Michigan – 2.3%

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue Glacier Hills Inc. Project, Series A (JPMorgan Chase Bank N.A. LOC),

0.23%, 4/8/11	12,360	12,360

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue Refunding Bonds, Glacier Hills Project, Series B (JPMorgan Chase Bank N.A. LOC),

0.24%, 4/8/11	4,495	4,495

Detroit, Michigan Sewage Disposal Revenue Bonds, Series B (AGM Corp. Insured),

0.35%, 4/8/11(1)(2)	5,450	5,450

Kentwood Michigan Economic Development VRDB, Ltd. Obligation-Holland Home, Series B (Bank of America N.A. LOC),

0.24%, 4/8/11	935	935

Michigan Financial Authority State Aid Notes, Series D-1

2.00%, 8/19/11	11,500	11,553

Series D-3 (Bank of Nova Scotia Insured),

2.00%, 8/22/11	10,000	10,062

Michigan State Fund Ltd. Obligations Revenue VRDB, YMCA Metropolitan Detroit Project, (JPMorgan Chase Bank N.A. LOC),

0.26%, 4/8/11	4,445	4,445

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Michigan – 2.3% – continued

Michigan State G.O. Bonds, Series A

2.00%, 9/30/11	$45,000	$45,351

Michigan State Hospital Finance Authority Revenue VRDB, Covenant Retirement, Series A (Bank of America N.A. LOC),

0.24%, 4/8/11	7,630	7,630

Michigan State Hospital Finance Authority Revenue VRDB, Marquette General Hospital, (AGM Corp. Insured),

0.33%, 4/8/11	14,400	14,400

Michigan State Hospital Financial Authority Revenue Refunding VRDB, McLaren Health Care, Series B (JPMorgan Chase Bank N.A. LOC),

0.24%, 4/8/11	7,500	7,500

Michigan State Strategic Fund Ltd. Obligations Revenue Lansing St. Vincent Home Project, (Comerica Insured),

0.26%, 4/8/11	3,305	3,305

Michigan State Strategic Fund Ltd. Obligations Revenue Refunding VRDB, Consumers Energy Co., (Wells Fargo Bank N.A. LOC),

0.23%, 4/8/11	26,800	26,800
		154,286

Minnesota – 2.1%

Austin Minnesota Housing & Redevelopment Authority Multifamily Housing Revenue Refunding VRDB, Cedars Austin Project, Series A (Bank of America N.A. LOC),

0.36%, 4/8/11	4,320	4,320

Burnsville Minnesota Housing Revenue VRDB, Provence LLC Project, Series A (Bank of America N.A. LOC),

0.27%, 4/8/11	15,650	15,650

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, (U.S. Bancorp. LOC),

0.27%, 4/8/11	4,300	4,300

0.27%, 4/8/11	6,900	6,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Minnesota – 2.1% – continued

Delaware State Economic Development Authority Revenue VRDB, Peninsula United, Series A (PNC Bancorp., Inc. LOC),

0.18%, 4/1/11	$6,200	$6,200

Fridley Minnesota Senior Housing Refunding VRDB, Banfill Crossing, Series A (FNMA Insured),

0.26%, 4/8/11	8,400	8,400

Maple Grove Minnesota Economic Development Revenue Heritage Christian Academy, (U.S. Bank N.A. LOC),

0.22%, 4/8/11	5,040	5,040

Minneapolis Minnesota Revenue VRDB, People Serving People Project, Series B (U.S. Bank N.A. LOC),

0.21%, 4/1/11	1,795	1,795

Minnesota Rural Water Financial Authority Public Projects Construction Notes, Series A

0.65%, 4/15/11	5,000	5,000

Minnesota State G.O. Refunding Bonds,

0.29%, 4/8/11(1)	25,900	25,900

RBC Municipal Products Inc. Trust Various States Revenue Bonds, Series E-19 (Royal Bank of Canada LOC),

0.25%, 4/8/11(1)	10,000	10,000

Robbinsdale Minnesota Revenue Refunding VRDB, North Memorial, Series A-1 (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/11	12,000	12,000

Series A-2 (Wells Fargo Bank N.A. LOC),

0.21%, 4/1/11	10,450	10,450

St. Paul Minnesota Housing & Redevelopment Authority Revenue Science Museum of Minnesota, Series A (U.S. Bank N.A. LOC),

0.24%, 4/8/11	14,900	14,900

St. Paul Minnesota Housing & Redevelopment Authority Revenue VRDB, Minnesota Public Radio Project, Series B (JPMorgan Chase Bank N.A. LOC),

0.22%, 4/1/11	7,065	7,065
		137,920

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Mississippi – 1.8%

Mississippi Business Finance Corp. Gulf Opportunity Zone VRDB, Chevron USA, Inc., Series H (Chevron Corp. Gtd.),

0.21%, 4/1/11	$27,365	$27,365

Series J

0.18%, 4/1/11	10,000	10,000

Mississippi Business Financial Corp. Health Care Facilities Corp. VRDB, Rush Medical Foundation Project, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	13,500	13,500

Mississippi Business Financial Corp. Mississippi Revenue VRDB, Edgewater Retail Partners, (BBVA Compass LOC),

0.91%, 4/8/11	17,000	17,000

Mississippi Business Financial Corp. Mississippi Revenue VRDB, Fondren Place Development Co., (FHLB of Dallas LOC),

0.26%, 4/8/11	10,575	10,575

Mississippi Business Financing Corp. Mississippi Gulf Opportunity Zone VRDB, Chevron USA, Inc. Project, Series D

0.18%, 4/1/11	5,000	5,000

Mississippi Business Financing Corp. Mississippi Gulf Opportunity Zone VRDB, Chevron USA, Inc.,

Series D

0.21%, 4/8/11	10,000	10,000

Mississippi Development Bank Special Obligation Refunding VRDB, Magnolia Regional Health Project, (FHLB of Atlanta LOC),

0.25%, 4/8/11	15,000	15,000

Perry County Mississippi PCR Refunding Bonds, Leaf River Forest Production Project, (Bank of America N.A. LOC),

0.28%, 4/8/11	13,000	13,000
		121,440

Missouri – 2.4%

Florissant Missouri IDA Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep N.V. LOC),

0.26%, 4/8/11	6,845	6,845

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Missouri – 2.4% – continued

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments, (FHLMC LOC),

0.25%, 4/8/11	$8,000	$8,000

Kansas City Missouri IDA Multi-family Housing Revenue Refunding VRDB, Woodlands Partners Project, (FNMA LOC),

0.26%, 4/8/11	4,045	4,045

Missouri Joint Municipal Electrical Utility Community Power Project Revenue Prairie State Project, (Berkshire Hathaway, Inc. Insured),

0.27%, 4/8/11(1)	20,430	20,430

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Lutheran Church Missouri, Series A (Bank of America N.A. LOC),

0.22%, 4/1/11	17,750	17,750

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Saint Louis Priory School Project, (U.S. Bank N.A. LOC),

0.30%, 4/8/11	2,000	2,000

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, Lutheran Senior Services, (U.S. Bank N.A. LOC),

0.22%, 4/8/11	22,940	22,940

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, SSM Health Care, Series C5

0.22%, 4/8/11	8,600	8,600

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services Project, (U.S. Bank N.A. LOC),

0.22%, 4/8/11	13,650	13,650

Missouri State Public Utilities Community Revenue,

2.00%, 8/1/11	7,330	7,361

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Housing Wexford Place Project, (FHLMC Gtd.),

0.24%, 4/8/11(1)	7,355	7,355

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Missouri – 2.4% – continued

St. Charles County Missouri IDA Industrial Revenue Refunding VRDB, Casalon Apartments Project, (FNMA Gtd.),

0.26%, 4/8/11	$6,170	$6,170

St. Charles County Missouri IDA Industrial Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC),

0.25%, 4/8/11	19,000	19,000

St. Charles County Missouri IDA Industrial Revenue Refunding VRDB, Remington Apartments Project, (FNMA Gtd.),

0.26%, 4/8/11	10,700	10,700

St. Louis County Missouri IDA Revenue Refunding VRDB, Friendship Village, Series B (Bank of America N.A. LOC),

0.23%, 4/8/11	3,715	3,715
		158,561

Montana – 0.1%

Forsyth Mont PCR Refunding VRDB, Pacificorp Project, (BNP Paribas LOC),

0.25%, 4/1/11	6,190	6,190

Nebraska – 0.8%

Douglas County Nebraska Hospital Authority Revenue Refunding VRDB, Children’s Health Facilities, Series A (U.S. Bank N.A. LOC),

0.21%, 4/1/11	5,120	5,120

Nebraska Educational Financial Authority Revenue Refunding Bonds, Creighton University Projects, (JPMorgan Chase Bank N.A. LOC),

0.21%, 4/1/11	20,000	20,000

Omaha Public Power District Nebraska Separate Electrical Revenue, Series 2-A (Berkshire Hathaway, Inc. Insured),

0.27%, 4/8/11(1)	27,760	27,760
		52,880

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Nevada – 0.6%

Carson City Nevada Hospital Revenue VRDB, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC),

0.22%, 4/8/11	$8,800	$8,800

Carson City Nevada Hospital Revenue VRDB, Carson-Tahoe Hospital Project, Series B (U.S. Bank N.A. LOC),

0.22%, 4/8/11	3,600	3,600

Las Vegas Nevada Economic Development Revenue VRDB, Keep Memory Alive Project, Series A (The Bank of New York Mellon Corp. LOC),

0.25%, 4/8/11	20,000	20,000

Las Vegas Valley Nevada Water District Water Improvement, Series B

0.24%, 4/1/11	7,600	7,600

Series C

0.24%, 4/1/11	2,525	2,525
		42,525

New Hampshire – 1.1%

New Hampshire Health & Education Facilities Authority Hospital Revenue VRDB, Catholic Medical Center, Series B (FHLB of Boston LOC),

0.25%, 4/8/11	15,500	15,500

New Hampshire Health & Education Facilities Authority Revenue VRDB, Tilton School, (Banco Santander S.A. LOC),

0.46%, 4/8/11	4,735	4,735

New Hampshire Health & Education Facilities Authority Revenue VRDB, Easter Seals New Hampshire, Series A (FHLB of Boston LOC),

0.26%, 4/8/11	10,770	10,770

New Hampshire Health & Education Facilities Authority Revenue VRDB, Kendal At Hanover, Series B (FHLB of Boston LOC),

0.25%, 4/8/11	3,305	3,305

New Hampshire Health & Education Facilities Authority Revenue VRDB, Phillips Exeter Academy,

0.27%, 4/8/11	25,000	25,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

New Hampshire – 1.1% – continued

New Hampshire Health & Education Facilities Authority Revenue VRDB, Southern New Hampshire University, (TD Banknorth, Inc. LOC),

0.21%, 4/8/11	$8,900	$8,900

New Hampshire Higher Educational & Health Facilities Authority Revenue Riverwoods at Exeter, Series B (Bank of America N.A. LOC),

0.24%, 4/8/11	7,835	7,835
		76,045

New Jersey – 0.9%

JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes, Series 3889

0.23%, 4/1/11(1)(2)	40,000	40,000

New Jersey Economic Development Authority Economic Development Revenue Passaic Hebrew Institution, (Banco Santander S.A. LOC),

0.32%, 4/8/11	6,150	6,150

New Jersey Economic Development Authority Economic Development Revenue VRDB, Frisch School Project, (Banco Santander S.A. LOC),

0.31%, 4/8/11	2,500	2,500

New Jersey Economic Development Authority Revenue Refunding VRDB, Cranes Mill Project, Series B (TD Banknorth, Inc. LOC),

0.21%, 4/8/11	300	300

New Jersey Economic Development Authority Revenue VRDB, Cranes Mill Project, Series B (TD Banknorth, Inc. LOC),

0.21%, 4/8/11	2,405	2,405

New Jersey Health Care Facilities Financing Authority Revenue VRDB, RWJ Health Care Corp., (The Toronto-Dominion Bank LOC),

0.19%, 4/8/11	7,300	7,300
		58,655

New Mexico – 1.2%

New Mexico Municipal Energy Acquisition Authority Gas Supply VRDB,

0.25%, 4/8/11	44,900	44,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

New Mexico – 1.2% – continued

New Mexico State Hospital Equipment Loan Council Hospital Revenue VRDB, Presbyterian Healthcare, Series B

0.27%, 4/8/11	$17,700	$17,700

Series C

0.24%, 4/8/11	20,800	20,800
		83,400

New York – 5.1%

Chemung County New York Industrial Development Agency Civic Facilities Revenue VRDB, Elmira College Project, Series A (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	10,600	10,600

Metropolitan Transportation Authority New York Dedicated Tax Fund Refunding VRDB, Series A (AGM Corp. Insured),

0.33%, 4/8/11	27,285	27,285

Monroe County New York Industrial Development Agency Civic Facilities Revenue VRDB, Harley School Project, (M&T Bank Corp. LOC),

0.31%, 4/8/11	2,000	2,000

Monroe Security & Safety Systems Local Development New York Revenue VRDB, (M&T Bank Corp. LOC),

0.26%, 4/8/11(2)	50,000	50,000

New York City Municipal Water Finance Authority, Water & Sewer Revenue VRDB, Series Dd-1

0.20%, 4/1/11	3,600	3,600

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (M&T Bank Corp. LOC),

0.30%, 4/8/11	2,000	2,000

New York Liberty Development Corp., Liberty Revenue VRDB, World Trade Center, Series A-2 (U.S. Treasury Escrowed),

0.35%, 8/4/11	135,000	135,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

New York – 5.1% – continued

New York State Dormitory Authority Revenues Non-State Supported Debt VRDB, Samaritan Medical Center, Series B (HSBC Bank USA N.A. LOC),

0.22%, 4/8/11	$9,990	$9,990

New York State Housing Finance Agency Revenue VRDB, 100 Maiden Loan, Series A (FNMA Insured),

0.23%, 4/8/11	1,900	1,900

New York State Urban Development Corp. Revenue Personal Income Tax, (U.S. Treasury Escrowed),

0.26%, 4/8/11(1)	19,500	19,500

New York State Urban Development Corp. Revenue Various State Facilities, Series A3A

0.27%, 4/8/11	9,200	9,200

New York, New York City Housing Development Corp. Multi-family Mortgage Revenue VRDB, Elliott Chelsea Development, Series A (Citibank N.A. LOC),

0.23%, 4/8/11	3,020	3,020

Oneida County New York Industrial Development Agency Revenue VRDB, Preswick Glen Civic Facility, (Banco Santander S.A. LOC),

0.33%, 4/8/11	16,000	16,000

Onondaga County New York Industrial Development Agency Civic Facilities Revenue VRDB, Syracuse Research Corp. Project, (M&T Bank Corp. LOC),

0.31%, 4/8/11	6,875	6,875

Triborough Bridge & Tunnel Authority New York Revenue VRDB, Series C (JPMorgan Chase Bank N.A. LOC),

0.22%, 4/8/11	24,400	24,400

Triborough Bridge & Tunnel Authority New York Revenues VRDB, Series A

0.28%, 4/8/11	4,310	4,310

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

New York – 5.1% – continued

Westchester County New York Industrial Development Agency Continuing Care Retirement Refunding VRDB, Hebrew Hospital Senior Housing, Inc., (M&T Bank Corp. LOC),

0.31%, 4/8/11	$12,465	$12,465
		338,145

North Carolina – 3.6%

Guilford County North Carolina G.O. VRDB, Series B

0.23%, 4/8/11	4,400	4,400

0.24%, 4/8/11	15,555	15,555

Mecklenburg County North Carolina COPS VRDB,

0.26%, 4/8/11	16,840	16,840

Series A

0.52%, 4/8/11	34,960	34,960

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Campbell University, (BB&T Corp. LOC),

0.27%, 4/8/11	5,800	5,800

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Rocky Mountain Preparatory School, (BB&T Corp. LOC),

0.27%, 4/8/11	6,100	6,100

North Carolina Capital Facilities Financial Agency Recreational Facilities Revenue VRDB, YMCA Greater Charlotte Project, Series B (Wachovia Bank N.A. LOC),

0.22%, 4/8/11	13,700	13,700

North Carolina Capital Facilities Financing Agency Revenue, Duke University Project, Series A

0.26%, 4/8/11(1)	12,000	12,000

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, University Health Systems Eastern, Series B1 (BB&T Corp. LOC),

0.24%, 4/8/11	4,800	4,800

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, Wakemed, Series C (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	15,650	15,650

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

North Carolina – 3.6% – continued

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Novant Health Group, Series A

0.25%, 4/8/11	$24,350	$24,350

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Person Memorial Hospital, (BB&T Corp. LOC),

0.27%, 4/8/11	9,330	9,330

North Carolina Medical Care Commission Hospital Revenue Aces-Pooled Equipment Financing Project, (KBC Groep N.V. LOC),

0.27%, 4/8/11	8,200	8,200

Person County North Carolina Industrial Facilities & Pollution Control Financing Authority VRDB, Certainteed Gypsum, Inc.,

0.23%, 4/8/11	9,625	9,625

Raleigh North Carolina COPS VRDB, Series B

0.28%, 4/8/11	18,000	18,000

Raleigh North Carolina Enterprise System Revenue, Series A

0.26%, 4/8/11(1)	10,940	10,940

University of North Carolina Chapel Hill Revenue Refunding Bonds, Series A

0.26%, 4/8/11(1)	5,800	5,800

Wake County North Carolina G.O. VRDB, Series A

0.28%, 4/8/11	15,950	15,950

Winston-Salem North Carolina Water & Sewer Systems Revenue Refunding VRDB, Series C

0.23%, 4/8/11	11,205	11,205
		243,205

Ohio – 2.3%

Akron Bath Copley Ohio Joint Township Hospital District Revenue VRDB, Hospital Facilities-Summa Health Systems, Series B (JPMorgan Chase Bank N.A. LOC),

0.22%, 4/8/11	13,595	13,595

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Ohio – 2.3% – continued

Athens County Ohio Port Authority Housing Revenue University Housing For Ohio, Inc. Project, (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	$28,195	$28,195

Cleveland-Cuyahoga County Ohio Port Authority Revenue VRDB, Euclid Avenue Housing Corp. Project, (U.S. Bank N.A. LOC),

0.24%, 4/8/11	3,000	3,000

Cuyahoga County Ohio Health Care & Independent Living Facilities Revenue VRDB, Eliza Jennings Senior Care, Series B (Banco Santander S.A. LOC),

0.34%, 4/8/11	21,660	21,660

Cuyahoga County Ohio Hospital Revenue VRDB, Improvement-Metrohealth Systems Project, (PNC Bancorp., Inc. LOC),

0.22%, 4/8/11	23,160	23,160

Cuyahoga County Ohio,

0.30%, 7/1/11	23,600	23,600

Franklin County Ohio Hospital Revenue Refunding Bonds, Facilities- Ohiohealth Corp., Series A

0.24%, 4/8/11	15,480	15,480

Lancaster Port Authority Ohio Gas Revenue VRDB,

0.25%, 4/8/11	5,800	5,800

Montgomery County Ohio Economic Development Revenue, The Dayton Art Institute, (U.S. Bank N.A. LOC),

0.23%, 4/8/11	5,100	5,100

Ohio Housing Financial Agency Multifamily Revenue VRDB, Housing Chambrel At Montrose, Series F (FNMA LOC),

0.26%, 4/8/11	6,451	6,451

Richland County Ohio Health Care Facilities Revenue Refunding Bonds, Wesleyan Senior Living, Series A (JPMorgan Chase Bank N.A. LOC),

0.27%, 4/8/11	3,565	3,565

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Ohio – 2.3% – continued

Warren County Ohio Health Care Facilities Revenue VRDB, Otterbein Homes Project, (U.S. Bank N.A. LOC),

0.24%, 4/8/11	$3,900	$3,900

Washington County Ohio Hospital Revenue VRDB, Facilities Marietta Area Health Project, (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	2,350	2,350
		155,856

Oregon – 0.9%

Oregon State Facilities Authority Revenue VRDB, Hazelden Springbrook Project, Series A (U.S. Bancorp. LOC),

0.27%, 4/8/11	3,700	3,700

Oregon State Facilities Authority Revenue VRDB, Quatama Crossing Housing, Series A (FNMA LOC),

0.25%, 4/8/11	28,630	28,630

Oregon State G.O. TANS,

2.00%, 6/30/11	16,750	16,816

Oregon State Health Housing Educational & Cultural Facilities Authority VRDB, The Evangelical Lutheran, Series A (U.S. Bank N.A. LOC),

0.27%, 4/8/11	2,150	2,150

Yamhill County Oregon Hospital Authority Revenue Refunding VRDB, Friendsview Community, (U.S. Bank N.A. LOC),

0.21%, 4/1/11	8,425	8,425
		59,721

Pennsylvania – 2.4%

Beaver County Pennsylvania IDA PCR Refunding VRDB, First Energy, Series A (Bank of Nova Scotia LOC),

0.22%, 4/8/11	13,525	13,525

Series B (Royal Bank of Scotland N.V. LOC),

0.23%, 4/8/11	10,000	10,000

Beaver County, Pennsylvania IDA PCR VRDB, Firstenergy Nuclear, Series B (Citibank N.A. LOC),

0.22%, 4/8/11	11,700	11,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Pennsylvania – 2.4% – continued

Berks County Pennsylvania Municipal Authority Revenue VRDB, Phoebe-Devitt Homes Project, Series A (Banco Santander S.A. LOC),

0.34%, 4/8/11	$4,045	$4,045

Berks County Pennsylvania Municipal Authority Revenue, Reading Hospital & Medical Center Project, Series A-1 (Royal Bank of Canada LOC),

0.25%, 4/8/11(1)	10,000	10,000

Butler County Pennsylvania IDA Revenue VRDB, Concordia Lutheran, Series A (Bank of America N.A. LOC),

0.24%, 4/7/11	2,590	2,590

Cumberland County Pennsylvania Municipal Authority Revenue Refunding VRDB, Asbury Obligated Group, (KBC Groep N.V. LOC),

0.25%, 4/8/11	25,050	25,050

Haverford Township Pennsylvania School District, (TD Banknorth, Inc. LOC),

0.25%, 4/8/11	8,000	8,000

Horizon Hospital Systems Authority Pennsylvania Health & Housing Facilities Revenue VRDB, Senior-St. Paul Homes Project, (M&T Bank Corp. LOC),

0.31%, 4/8/11	7,585	7,585

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (M&T Bank Corp. LOC),

0.31%, 4/8/11	3,000	3,000

Lower Merion Pennsylvania School District VRDB, Capital Project, Series A (State Street Corp. LOC),

0.24%, 4/8/11	12,900	12,900

Series B (U.S. Bank N.A. LOC),

0.24%, 4/8/11	11,500	11,500

Montgomery County Pennsylvania G.O. Bonds, Series A

0.18%, 4/1/11	9,425	9,425

Pennsylvania Housing Finance Agency Multifamily Housing Revenue VRDB, Special Ltd. Obligation-Foxwood, (Bank of America N.A. LOC),

0.26%, 4/8/11	4,300	4,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Pennsylvania – 2.4% – continued

Pennsylvania St. Turnpike Community Turnpike Revenue Refunding Bonds, Series A-2

0.29%, 4/8/11	$18,200	$18,200

Southcentral Pennsylvania General Authority Revenue VRDB, Hanover Lutheran Village Project, (M&T Bank Corp. LOC),

0.31%, 4/8/11(1)	8,270	8,270
		160,090

Puerto Rico – 0.3%

Puerto Rico Electrical Power Authority Power Revenue Refunding Bonds, Series V (BB&T Corp. LOC),

0.27%, 4/8/11(1)	20,780	20,780

Rhode Island – 0.2%

Rhode Island Health & Educational Building Corp. Higher Education Facilities Revenue Refunding VRDB, Bryant University, (TD Banknorth, Inc. LOC),

0.24%, 4/8/11	12,170	12,170

South Carolina – 0.9%

Piedmont Municipal Power Agency South Carolina Electric Revenue VRDB, Series B (AGM Corp. Insured),

0.40%, 4/8/11	20,900	20,900

South Carolina Educational Facilities Authority For Private Non-profit Institutions VRDB, Coker College, (Wachovia Bank N.A. LOC),

0.35%, 4/8/11	5,595	5,595

South Carolina Jobs Economic Development Authority Health Facilities Revenue VRDB, Carolina Village, (BB&T Corp. LOC),

0.27%, 4/8/11	11,645	11,645

South Carolina Jobs-Economic Development Authority Hospital Revenue VRDB, Oconee Memorial Hospital, Inc., Series B (Wachovia Bank N.A. LOC),

0.26%, 4/8/11	9,000	9,000

South Carolina State Housing Finance & Development Authority Multifamily Revenue VRDB, Rental Franklin Square, (FHLMC LOC),

0.26%, 4/8/11	9,800	9,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

South Carolina – 0.9% – continued

South Carolina State Housing Financial & Development Authority Multifamily Revenue VRDB, Rental Housing Brookside Apartments, (FHLMC Gtd.),

0.26%, 4/8/11	$5,000	$5,000
		61,940

Tennessee – 3.0%

Blount County Tenn Public Building Authority VRDB, Local Government Public Improvement, Series E-5-B (BB&T Corp. LOC),

0.26%, 4/8/11	4,985	4,985

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily- Timberlake Project, (FNMA Insured),

0.25%, 4/8/11	1,150	1,150

Metropolitan Government Nashville & Davidson County Tennessee Industrial Development Board Multifamily Housing Refunding VRDB, Ridgelake Apartments Project, (FHLMC Gtd.),

0.25%, 4/8/11	5,525	5,525

Metropolitan Government Nashville & Davidson County Tennessee Industrial Development Board Revenue Refunding Bonds, Multifamily-Housing Spinnaker, (FNMA Gtd.),

0.25%, 4/8/11	13,655	13,655

Metropolitan Government of Nashville & Davidson County Tennessee Industrial Development Board Revenue VRDB, Multifamily Housing, Arbor Knoll, Series A (FNMA LOC),

0.26%, 4/7/11	13,400	13,400

Sevier County Tennessee Public Building Authority VRDB, Local Government Public Improvement, Series B-1 (BB&T Corp. LOC),

0.26%, 4/8/11	8,620	8,620

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing VRDB, Gateway Projects, Series A-1 (FNMA Gtd.),

0.27%, 4/8/11	5,575	5,575

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Tennessee – 3.0% – continued

Shelby County Tennessee Health Educational & Housing Facilities Board Revenue VRDB, Hutchison School Project, (Bank of America N.A. LOC),

0.28%, 4/8/11	$9,400	$9,400

Sullivan County Tennessee Health Educational & Housing Facilities Board Revenue Wellmont Health Systems Project, (Bank of America N.A. LOC),

0.23%, 4/8/11	54,790	54,790

Tennergy Corp. Tennessee Gas Revenue VRDB, Series B (BNP Paribas LOC),

0.31%, 4/8/11(1)	78,580	78,580

Tennessee State Local Development Authority Revenue Student Loan Program BANS, Series E (U.S. Treasury Escrowed),

2.00%, 6/24/11	6,400	6,423
		202,103

Texas – 12.0%

Austin Texas Water & Wastewater Systems Revenue Refunding VRDB, (Dexia Credit Local LOC),

0.30%, 4/8/11	43,305	43,305

Bexar County Texas Revenue Venue Project,

0.28%, 4/8/11(1)	13,291	13,291

Capital Area Housing Finance Corp. Texas VRDB, Encino Pointe Apartments, (Bank of America N.A. LOC),

0.26%, 4/8/11	15,700	15,700

Carroll Texas Independent School District G.O. Bonds, School Building,

0.24%, 4/8/11	15,000	15,000

City of Houston Texas, (Barclays PLC LOC),

0.29%, 4/8/11	17,000	17,000

Crawford Texas Education Facilities Corp. Revenue Prince of Peace Christian, (Wachovia Bank N.A. LOC),

0.24%, 4/8/11	5,290	5,290

Crawford Texas Education Facilities Corp. Revenue Prince Peace Christian School, (Wachovia Bank N.A. LOC),

0.24%, 4/8/11	4,785	4,785

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 2.0% – continued

Dallas, Texas Waterworks & Sewer Systems Revenue Refunding Bonds,

0.31%, 4/8/11(1)	$20,000	$20,000

Harris County Texas Hospital District Revenue Refunding VRDB, (JPMorgan Chase Bank N.A. LOC),

0.26%, 4/8/11	20,700	20,700

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Sears Caprock Corp. Project, Series A (Banco Santander S.A. LOC),

0.34%, 4/8/11	3,215	3,215

Houston Texas Airport Systems Revenue Refunding VRDB, (Barclays PLC LOC),

0.22%, 4/7/11	11,300	11,300

Houston Texas Independent School District VRDB, Schoolhouse,

0.23%, 4/8/11	36,480	36,480

Houston Texas Water & Sewer Systems Revenue Refunding Bonds, Series B (BB&T Corp. LOC),

0.27%, 4/8/11(1)	1,320	1,320

JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes, Series 3812

0.23%, 4/1/11(1)(2)	20,000	20,000

Katy Texas Independent School District G.O. VRDB, Cash Building, Series C

0.26%, 4/8/11	49,100	49,100

Kendall County Texas Health Facilities Development Corp. Health Care Revenue VRDB, Morningside Ministries, Series A (JPMorgan Chase Bank N.A. LOC),

0.26%, 4/8/11	10,500	10,500

Lower Neches Valley Authority Texas PCR VRDB, Chevron USA, Inc. Project, (Chevron Corp. Gtd.),

0.38%, 8/15/11	16,000	16,000

Lubbock Texas Independent School District G.O. VRDB, School Building, Series A

0.25%, 4/8/11	7,750	7,750

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 12.0% – continued

Metropolitan Transportation Authority New York Revenue Refunding Bonds, Series A (Berkshire Hathaway, Inc. Insured),

0.27%, 4/8/11(1)	$31,680	$31,680

Nueces County Texas Health Facilities Development Corp. Revenue Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC),

0.25%, 4/8/11	500	500

Plano Texas Health Facilities Development Corp. Revenue YMCA of Metropolitan Dallas Project, (Bank of America N.A. LOC),

0.27%, 4/8/11	6,525	6,525

Port Arthur Texas Naval District Environmental Facilities Revenue VRDB, Motiva Enterprises Project, Series A

0.21%, 4/1/11	28,700	28,700

Port Arthur Texas Navigation District Environmental Facilities Revenue VRDB, Motiva Enterprises, Series B (Motiva Gtd.),

0.23%, 4/1/11	2,700	2,700

Series C (Motiva Gtd.),

0.23%, 4/1/11	5,000	5,000

Port Arthur Texas Navy District Environmental Facilities Revenue VRDB, Motiva Enterprises,

0.21%, 4/1/11	25,000	25,000

0.22%, 4/1/11	18,500	18,500

Port Arthur, Texas Navy District Environmental Facilities Revenue Refunding VRDB, Motiva Enterprises, Series C

0.22%, 4/1/11	2,300	2,300

Rockwall Texas Independent School District G.O. VRDB, School Building,

0.31%, 4/8/11	16,000	16,000

Tarrant County Texas Cultural Education Facilities Financial Corp. Revenue VRDB, Texas Health Resources, Series A

0.22%, 4/8/11	6,500	6,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 12.0% – continued

Tarrant County Texas Cultural Education Facilities, Finance Corp. Hospital Revenue VRDB, Methodist Hospitals of Dallas, Series A (JPMorgan Chase Bank N.A. LOC),

0.23%, 4/1/11	$29,800	$29,800

Tarrant County Texas Housing Finance Corp. Revenue VRDB, Multifamily Housing Gateway Apartments, (FNMA Gtd.),

0.26%, 4/8/11	8,045	8,045

Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue,

0.41%, 4/8/11(1)	33,340	33,340

Texas State G.O. Bonds, Transportation Community Mobility Fund,

0.26%, 4/8/11(1)	60,990	60,990

Texas State G.O. Refunding Bonds, Vets Housing Assistance-Fund I,

0.21%, 4/8/11	4,500	4,500

Texas State Revenue Bonds, TANS,

2.00%, 8/31/11	135,000	135,914

Texas State Transportation Commission Revenue VRDB, First Tier, Series B

0.32%, 4/8/11	33,200	33,200

Texas State Turnpike Authority of Central Texas Revenue Bonds, Series A (Berkshire Hathaway, Inc. Insured),

0.31%, 4/8/11(1)	15,840	15,840

Series R-12293 (Berkshire Hathaway, Inc. Insured),

0.31%, 4/8/11(1)	12,480	12,480

Trinity Texas Higher Educational Facilities Corp. Revenue VRDB, Houston-Tillotson University Project, Series A (FHLB LOC),

0.26%, 4/8/11	4,900	4,900

Tyler Texas Independent School District G.O. VRDB, School Building, Series A

0.31%, 4/8/11	9,300	9,300
		802,450

Utah – 0.4%

Emery County Utah PCR PacifiCorp, (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/11	10,000	10,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Utah – 0.4% – continued

Intermountain Power Agency Utah Power Supply Revenue Refunding, Series A (AGM Corp.),

0.41%, 4/8/11(1)	$8,360	$8,360

Park City Utah Revenue VRDB, U.S. Ski & Snowboard Association, (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/11	3,380	3,380

Utah Housing Corp. Single Family Mortgage Revenue Refunding VRDB, Series A-Class I

0.23%, 4/8/11	8,250	8,250
		29,990

Vermont – 0.1%

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Porter Hospital Project, Series A (TD Banknorth, Inc. LOC),

0.21%, 4/8/11	5,000	5,000

Virginia – 1.3%

Charlottesville Virginia IDA Educational Facilities Revenue University Virginia Foundation Projects, Series A (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	10,375	10,375

Fredericksburg Virginia Economic Development Authority Student Housing Facilities Revenue Refunding VRDB, UMW Apartments Project, (Bank of America N.A. LOC),

0.26%, 4/8/11	9,585	9,585

Hampton Virginia Redevelopment & Housing Authority Multi-family Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC Insured),

0.25%, 4/8/11	13,310	13,310

Harrisonburg Virginia IDA Revenue Refunding Bonds, Virginia Mennonite Retirement, Series B (Banco Santander S.A. LOC),

0.34%, 4/8/11	13,025	13,025

Lynchburg Virginia IDA Revenue Refunding VRDB, Hospital Centra Health, Series D (FHLB of Atlanta LOC),

0.24%, 4/8/11	7,400	7,400

Series E (FHLB of Atlanta LOC),

0.24%, 4/8/11	6,900	6,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Virginia – 1.3% – continued

Prince William County Virginia COPS VRDB, Prince William County Facilities, Series B (Wachovia Bank N.A. LOC),

0.25%, 4/8/11	$1,375	$1,375

Virginia Commonwealth University Health Systems Authority Revenue Bonds, Series B (Wachovia Bank N.A. LOC),

0.22%, 4/1/11	13,975	13,975

Virginia Small Business Financing Authority Healthcare Facilities Revenue VRDB, Bon Secours Health, (JPMorgan Chase Bank N.A. LOC),

0.23%, 4/8/11	9,000	9,000
		84,945

Washington – 1.5%

Bremerton Washington Revenue Kitsap Regional Conference, (Bank of America N.A. LOC),

0.47%, 4/8/11	2,270	2,270

Everett Washington Public Facilities District Project Revenue VRDB,

1.00%, 4/1/11	1,400	1,400

Vancouver Washington Housing Authority Revenue Refunding VRDB, Pooled Housing, (FHLMC Gtd.),

0.24%, 4/8/11	4,500	4,500

Washington State G.O. Refunding Bonds, Series A

0.31%, 4/8/11(1)	14,740	14,740

Washington State G.O., Series B

0.26%, 4/8/11(1)	20,600	20,600

Washington State Health Care Facilities Authority Revenue VRDB, Association Community Migrant Health, (U.S. Bank N.A. LOC),

0.27%, 4/8/11	1,820	1,820

Washington State Health Care Facilities Authority Revenue VRDB, Multicare Health Systems, Series A (Wells Fargo Bank N.A. LOC),

0.23%, 4/8/11	2,400	2,400

Washington State Health Care Facilities Authority Revenue VRDB, Swedish Health Services, Series B (Citibank N.A. LOC),

0.23%, 4/8/11	14,200	14,200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Washington – 1.5% – continued

Washington State Housing Financial Commission Nonprofit Housing Revenue VRDB, Living Care Center’s Project, (Wells Fargo Bank N.A. LOC),

0.24%, 4/8/11	$7,455	$7,455

Washington State Housing Financial Commission Nonprofit Revenue VRDB, District Council No. 5, (Wells Fargo Bank N.A. LOC),

0.35%, 4/8/11	3,060	3,060

Washington State Housing Financial Commission Nonprofit Revenue VRDB, Skyline At First Hill Project, Series C (Bank of America N.A. LOC),

0.24%, 4/8/11	19,190	19,190

Washington State Housing Financial Commission Nonprofit Revenue VRDB, St. Thomas School Project, Series B (Bank of America N.A. LOC),

0.25%, 4/8/11	4,900	4,900

Washington State Housing Financial Commission Nonprofit Revenue VRDB, University Prep Academy Project, (Bank of America N.A. LOC),

0.39%, 4/8/11	4,050	4,050
		100,585

West Virginia – 0.5%

Cabell County West Virginia County Commission Revenue VRDB, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC),

0.47%, 4/8/11	2,845	2,845

Monongalia County West Virginia Building Commission Hospital Revenue Refunding Bonds, Monongalia Elder Services, Inc., Series C (JPMorgan Chase Bank N.A. LOC),

0.28%, 4/8/11	12,205	12,205

West Virginia State Hospital Finance Authority Hospital Revenue Refunding VRDB, West Virginia United Health, Series A (BB&T Corp. LOC),

0.27%, 4/8/11	15,200	15,200
		30,250

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Wisconsin – 3.3%

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, University Wisconsin – Kenilworth Project, (U.S. Bank N.A. LOC),

0.26%, 4/8/11	$12,705	$12,705

Public Finance Authority Wisconsin Multifamily Housing Revenue Refunding VRDB, Lindsey Terrace Apartments, (FNMA LOC),

0.33%, 4/8/11	3,275	3,275

Wauwatosa Wisconsin Housing Authority Revenue Refunding Bonds, San Camillo Inc., Series B (U.S. Bank N.A. LOC),

0.22%, 4/8/11	5,500	5,500

Wisconsin Scholl Districts Cash Flow Administration Program, TRANS, Series A

1.25%, 10/17/11	2,400	2,411

Wisconsin St. Health & Educational Facilities Authority Revenue VRDB, Aurora Health Care, Series C (U.S. Bank N.A. LOC),

0.22%, 4/1/11	5,105	5,105

Wisconsin St. Health & Educational Facilities Authority Revenue VRDB, Froedtert & Community Health, Series B (U.S. Bank N.A. LOC),

0.19%, 4/1/11	19,065	19,065

Wisconsin State G.O. Bonds TRANS,

2.00%, 6/15/11	50,000	50,154

Wisconsin State G.O. Refunding Bonds, Series 1

0.31%, 4/8/11(1)	25,000	25,000

Wisconsin State Health & Educational Facilities Authority Revenue Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC),

0.37%, 4/8/11	5,960	5,960

Wisconsin State Health & Educational Facilities Authority Revenue Mercy Alliance, Inc., (U.S. Bank N.A. LOC),

0.23%, 4/8/11	4,000	4,000

Wisconsin State Health & Educational Facilities Authority Revenue Newcastle, Place Inc., Series B (Bank of America N.A. LOC),

0.24%, 4/8/11	10,470	10,470

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Wisconsin – 3.3% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Capital Lakes, Inc., Series A (KBC Groep N.V. LOC),

0.27%, 4/8/11	$600	$600

Series B (U.S. Bank N.A. LOC),

0.27%, 4/8/11	6,490	6,490

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Froedtert & Community Health, Series A (U.S. Bank N.A. LOC),

0.22%, 4/8/11	14,900	14,900

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Meriter Hospital, Inc., Series B (U.S. Bank N.A. LOC),

0.21%, 4/1/11	3,700	3,700

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, United Lutheran Program Aging, (Wells Fargo Bank N.A. LOC),

0.24%, 4/8/11	5,590	5,590

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. Project, (JPMorgan Chase Bank N.A. LOC),

0.24%, 4/8/11	15,000	15,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, WHA Capital Access-Meriter, Series A (KBC Groep N.V. LOC),

0.21%, 4/1/11	6,895	6,895

Wisconsin State Transportation Revenue Refunding Bonds, Series I

0.31%, 4/8/11(1)	21,745	21,745
		218,565

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Wyoming – 0.4%

Platte County Wyoming PCR Tri-State Generation & Transmission, Series A (National Rural Utilities Cooperative Finance Corp. Gtd.),

0.35%, 4/1/11	$24,400	$24,400

Municipal States Pooled Securities – 3.0%

BB&T Municipal Trust Various States Revenue Bonds, Series 228 (BB&T Corp. LOC),

0.29%, 4/7/11 (1)	24,920	24,920

Series 23 (BB&T Corp. LOC),

0.29%, 4/8/11(1)	16,445	16,445

Series 29 (BB&T Corp. LOC),

0.29%, 4/8/11 (1)	12,495	12,495

BB&T Municipal Trust Various States Special Tax Bonds, Series 22 (BB&T Corp. LOC),

0.29%, 4/8/11 (1)	12,455	12,455

BB&T Municipal Trust Various States, Series 1007 (BB&T Corp. LOC),

0.34%, 4/8/11 (1)	5,700	5,700

Series 1017 (BB&T Corp. LOC),

0.34%, 4/8/11 (1)	31,925	31,925

Series 1019 (BB&T Corp. LOC),

0.34%, 4/8/11 (1)	20,660	20,660

Series 1035 (BB&T Corp. LOC),

0.34%, 4/8/11 (1)	15,680	15,680

Series 5001 (Rabobank Nederland N.V. LOC),

0.34%, 4/8/11 (1)	25,800	25,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8% – continued

Municipal States Pooled Securities – 3.0% – continued

Series 5002 (Rabobank Nederland N.V. LOC),
0.49%, 4/8/11(1)	$35,460	$35,460
		201,540
Total Municipal Investments
(Cost $6,673,740)		6,673,740

Total Investments – 99.8%
(Cost $6,673,740)(3)		6,673,740
Other Assets less Liabilities – 0.2%		15,001
NET ASSETS – 100.0%		$6,688,741

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security has been deemed illiquid. At March 31, 2011, the value of the restricted illiquid securities amounted to approximately $115,450,000 or 1.7% of net assets. Additional information on the restricted, illiquid securities are as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	AQUISITION COST (000S)

Detroit, Michigan Sewage Disposal Revenue Bonds,

0.35%, 4/8/11	3/25/11	$5,450

JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes,

0.23%, 4/1/11	10/5/10	$20,000

JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes,

0.23%, 4/1/11	3/24/11	$40,000

Monroe Security & Safety Systems Local Development New York Revenue VRDB,

0.26%, 4/8/11	5/14/10-8/17/10	$50,000

(3)	The cost for federal income tax purposes was $6,673,740.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment, Housing and Real Estate	3.2%
Air, Transportation, Water Services and Solid Waste Management	11.6
Educational Services	11.1
Electric Services, Gas and Combined Utilities	7.3
Executive, Legislative and General Government	26.1
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	12.8
Health Services and Residential Care	12.9
Urban and Community Development, Housing Programs and Social Services	12.9
All other sectors less than 5%	2.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuatuions based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Municipal Money Market Fund	$–	$6,673,740	(1)	$–	$6,673,740

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.5% (1)

Federal Farm Credit Bank – 9.9%

FFCB Bonds,

3.15%, 5/19/11	$1,000	$1,004

1.20%, 7/13/11	2,500	2,506

5.38%, 7/18/11	1,000	1,015

3.50%, 10/3/11	1,000	1,016

4.70%, 10/3/11	1,250	1,278

4.95%, 12/22/11	3,000	3,103

FFCB Discount Notes,

0.20%, 4/29/11	5,000	4,999

0.20%, 5/2/11	5,000	4,999

0.28%, 5/17/11	5,000	4,998

0.30%, 6/10/11	5,000	4,997

0.44%, 7/8/11	5,000	4,994

0.24%, 7/11/11	5,000	4,997

0.42%, 7/14/11	5,000	4,994

0.27%, 8/5/11	5,000	4,995

0.23%, 8/10/11	5,000	4,995

0.28%, 8/10/11	5,000	4,995

0.32%, 8/12/11	3,000	2,996

0.25%, 8/31/11	5,000	4,995

0.30%, 9/13/11	3,000	2,996

0.25%, 10/13/11	5,000	4,993

0.25%, 10/14/11	5,000	4,993

0.28%, 10/27/11	5,000	4,992

0.24%, 11/2/11	5,000	4,993

0.23%, 11/4/11	5,000	4,993

0.28%, 12/2/11	5,000	4,990

0.32%, 12/28/11	5,000	4,988

0.33%, 12/28/11	5,000	4,988

0.27%, 2/28/12	5,000	4,988

FFCB FRN,

0.17%, 4/1/11	10,000	10,000

0.18%, 4/1/11	10,000	10,000

0.21%, 4/1/11	5,000	5,000

0.23%, 4/1/11	5,000	5,000

0.33%, 4/1/11	3,475	3,476

0.34%, 4/18/11	6,600	6,601

0.18%, 4/19/11	5,000	5,000
		160,867

Federal Home Loan Bank – 17.8%

FHLB Bonds,

0.50%, 5/5/11	1,000	1,000

0.80%, 5/6/11	1,000	1,001

0.19%, 5/12/11	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.5% (1) – continued

Federal Home Loan Bank – 17.8% – continued

2.63%, 5/20/11	$2,755	$2,764

0.58%, 6/3/11	5,000	5,000

1.13%, 6/3/11	1,750	1,752

3.13%, 6/10/11	6,490	6,526

4.25%, 6/10/11	2,500	2,519

5.25%, 6/10/11	3,275	3,306

5.38%, 6/10/11	5,700	5,756

3.38%, 6/24/11	3,260	3,283

3.63%, 7/1/11	9,300	9,378

0.75%, 7/8/11	8,200	8,211

0.76%, 7/19/11	2,135	2,138

0.20%, 7/25/11	5,000	5,000

1.63%, 7/27/11	18,900	18,986

0.45%, 7/28/11	2,000	2,000

1.38%, 8/11/11	4,000	4,016

4.38%, 8/15/11	1,200	1,218

0.33%, 9/1/11	1,930	1,931

3.75%, 9/9/11	4,000	4,061

5.00%, 9/9/11	2,200	2,246

0.34%, 9/13/11	1,600	1,601

3.63%, 9/16/11	1,240	1,259

0.26%, 9/30/11	6,730	6,731

0.33%, 9/30/11	15,000	15,005

0.34%, 10/3/11	2,710	2,711

5.00%, 10/13/11	6,855	7,030

0.30%, 10/14/11	4,000	4,000

0.28%, 10/25/11	7,000	7,001

0.30%, 10/27/11	2,025	2,025

0.24%, 10/28/11	5,000	4,998

0.25%, 11/4/11	2,095	2,095

1.10%, 11/10/11	1,500	1,508

4.88%, 11/15/11	5,810	5,974

5.63%, 11/15/11	1,490	1,540

0.26%, 11/17/11	1,000	1,000

4.88%, 11/18/11	12,130	12,480

0.75%, 11/21/11	2,000	2,005

0.26%, 11/22/11	4,400	4,399

0.30%, 11/23/11	1,000	1,000

0.26%, 11/29/11	2,660	2,659

0.32%, 11/30/11	1,410	1,410

4.75%, 12/9/11	4,015	4,138

0.80%, 12/23/11	2,000	2,008

0.20%, 12/28/11	3,000	3,000

2.05%, 1/20/12	1,000	1,014

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.5% (1) – continued

Federal Home Loan Bank – 17.8% – continued

0.25%, 1/27/12	$6,000	$5,999

FHLB Discount Notes,

0.14%, 5/27/11	10,000	9,998

0.28%, 5/27/11	2,000	2,000

0.28%, 6/3/11	1,000	1,000

0.33%, 12/5/11	5,500	5,487

0.26%, 12/21/11	4,500	4,491

FHLB FRN,

0.16%, 4/1/11	4,000	4,000

0.18%, 4/1/11	19,050	19,049

0.19%, 4/1/11	10,000	10,000

0.29%, 4/1/11	1,215	1,215

0.31%, 4/1/11	2,335	2,336

0.17%, 4/12/11	7,000	6,999

0.18%, 4/15/11	5,000	4,999

0.21%, 4/15/11	1,175	1,175

0.16%, 4/20/11	2,500	2,500

0.17%, 4/26/11	7,000	6,998

0.17%, 5/1/11	3,000	3,000

FHLB Notes,

5.38%, 8/19/11	2,240	2,283
		289,212

Federal Home Loan Mortgage Corporation – 4.8%

FHLMC Bonds,

4.00%, 4/8/11	1,000	1,001

1.13%, 6/1/11	4,035	4,041

1.25%, 8/15/11	2,100	2,108

6.48%, 12/5/11	2,000	2,083

FHLMC Discount Notes,

0.25%, 8/29/11	3,180	3,177

0.28%, 9/16/11	1,000	999

FHLMC FRN,

0.12%, 4/1/11	3,500	3,498

0.36%, 4/1/11	3,700	3,700

0.22%, 4/26/11	2,075	2,075

0.19%, 5/5/11	8,070	8,070

FHLMC Notes,

2.75%, 4/11/11	2,740	2,742

1.63%, 4/26/11	6,900	6,907

6.00%, 6/15/11	10,480	10,604

5.25%, 7/18/11	8,103	8,223

5.50%, 9/15/11	2,928	2,998

1.13%, 12/15/11	16,636	16,731
		78,957

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 38.5% (1) – continued

Federal National Mortgage Association – 6.0%

FNMA Bonds,

2.75%, 4/11/11	$2,765	$2,767

5.13%, 4/15/11	3,175	3,181

4.68%, 6/15/11	3,000	3,027

2.00%, 1/9/12	1,206	1,222

FNMA Discount Notes,

0.04%, 4/13/11	2,100	2,100

0.28%, 4/18/11	1,200	1,200

0.38%, 4/25/11	2,500	2,499

0.24%, 4/28/11	1,500	1,500

0.18%, 5/2/11	10,500	10,498

0.33%, 7/1/11	4,150	4,146

0.30%, 7/7/11	4,000	3,997

FNMA FRN,

0.21%, 4/19/11	6,780	6,780

FNMA Notes,

1.38%, 4/28/11	2,098	2,100

6.00%, 5/15/11	8,629	8,689

3.63%, 8/15/11	4,200	4,252

5.00%, 10/15/11	6,930	7,109

5.38%, 11/15/11	15,718	16,216

1.00%, 11/23/11	8,375	8,415

0.88%, 1/12/12	7,985	8,021
		97,719
Total U.S. Government Agencies
(Cost $626,755)		626,755

U.S. GOVERNMENT OBLIGATIONS – 1.9%

U.S. Treasury Notes – 1.9%

0.88%, 4/30/11	5,000	5,003

4.88%, 7/31/11	5,000	5,076

1.38%, 2/15/12	20,000	20,178
		30,257
Total U.S. Government Obligations
(Cost $30,257)		30,257
Investments, at Amortized Cost
($657,012)		657,012

REPURCHASE AGREEMENTS – 59.5%

Joint Repurchase Agreements – 2.8%(2)

Bank of America Securities LLC, dated 3/31/11, repurchase price $10,178

0.14%, 4/1/11	10,178	10,178

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 59.5% – continued

Joint Repurchase Agreements - 2.8%(2) continued

Morgan Stanley & Co., Inc., dated 03/31/11, repurchase price $10,178

0.11%, 4/1/11	$10,178	$10,178

Societe Generale, New York Branch, dated 3/31/11, repurchase price $10,178

0.10%, 4/1/11	10,178	10,178

UBS Securities LLC, dated 3/31/11, repurchase price $15,267

0.10%, 4/1/11	15,267	15,267
		45,801

Repurchase Agreements - 56.7%(3)

BNP Paribas Securities Corp., dated 3/31/11, repurchase price $150,001

0.18%, 4/1/11	150,000	150,000

Citigroup Global Markets, Inc., dated 3/31/11, repurchase price $324,239

0.19%, 4/1/11	324,237	324,237

Credit Suisse Securities (USA), Inc., dated 3/31/11, repurchase price $200,001

0.12%, 4/1/11	200,000	200,000

Goldman Sachs Co., dated 3/31/11 repurchase price $90,000

0.16%, 4/1/11	90,000	90,000

Merrill Lynch & Co., dated 3/31/11 repurchase price $157,114

0.07%, 4/1/11	157,114	157,114
		921,351
Total Repurchase Agreements
(Cost $967,152)		967,152

Total Investments - 99.9%
(Cost $1,624,164)(4)		1,624,164
Other Assets less Liabilities - 0.1%		2,437
NET ASSETS - 100.0%		$1,626,601

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$24,683	2.38% – 7.50%	8/15/23 –1/15/27
U.S. Treasury Notes	$21,704	1.13% – 4.25%	4/15/11 – 7/15/20

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$231,685	2.13% – 6.50%	2/1/26 – 3/1/41
FNMA	$277,443	2.61% – 6.50%	12/1/25 – 1/1/41
GNMA	$72,036	3.50% – 5.50%	5/15/35 – 1/15/41
U.S. Treasury Bonds	$167,149	6.38% – 7.25%	8/15/22 – 8/15/27
U.S. Treasury Notes	$197,111	3.13% – 3.25%	3/31/17 – 5/15/19

(4)	The cost for federal income tax purposes was $1,624,164.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Money Market Fund	$–	$1,624,164(1)	$–	$1,624,164

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1)

Federal Farm Credit Bank – 20.3%

FFCB Bonds,

2.63%, 4/21/11	$1,271	$1,273

4.80%, 4/25/11	7,327	7,350

0.50%, 5/3/11	3,000	3,001

3.15%, 5/19/11	1,000	1,004

1.15%, 6/8/11	3,000	3,004

3.90%, 6/20/11	2,500	2,521

4.38%, 6/21/11	1,250	1,262

5.38%, 7/18/11	19,940	20,244

0.38%, 8/2/11	2,000	2,001

3.88%, 8/25/11	2,450	2,485

0.55%, 9/30/11	1,000	1,001

0.75%, 10/5/11	1,000	1,003

3.60%, 10/14/11	2,456	2,501

0.57%, 10/28/11	3,575	3,580

2.00%, 1/17/12	4,100	4,158

FFCB Discount Notes,

0.21%, 4/1/11	5,000	5,000

0.32%, 4/6/11	20,000	19,999

0.20%, 4/15/11	10,000	9,999

0.28%, 4/18/11	10,000	9,999

0.04%, 4/29/11	50,000	49,998

0.22%, 5/2/11	15,000	14,997

0.30%, 5/4/11	10,000	9,997

0.09%, 5/27/11	30,000	29,996

0.22%, 5/31/11	5,000	4,998

0.24%, 5/31/11	15,000	14,994

0.20%, 6/3/11	5,000	4,998

0.21%, 6/15/11	10,000	9,996

0.22%, 6/24/11	5,000	4,997

0.20%, 6/27/11	5,000	4,998

0.21%, 6/27/11	4,500	4,498

0.11%, 6/28/11	50,000	49,986

0.20%, 6/28/11	5,000	4,999

0.20%, 6/29/11	5,000	4,998

0.21%, 7/8/11	10,000	9,994

0.24%, 7/11/11	10,000	9,993

0.23%, 7/27/11	5,000	4,996

0.19%, 7/29/11	5,000	4,997

0.27%, 8/5/11	10,000	9,991

0.23%, 8/10/11	10,000	9,990

0.28%, 8/10/11	20,000	19,981

0.25%, 8/31/11	10,000	9,989

0.25%, 10/13/11	20,000	19,973

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1) – continued

Federal Farm Credit Bank – 20.3% – continued

0.25%, 10/14/11	$15,000	$14,980

0.24%, 11/2/11	10,000	9,986

0.23%, 11/4/11	10,000	9,986

0.35%, 12/23/11	15,000	14,962

0.32%, 12/28/11	5,000	4,988

0.32%, 12/29/11	25,000	24,940

0.31%, 2/3/12	5,000	4,987

FFCB FRN,

0.17%, 4/1/11	25,000	25,000

0.19%, 4/1/11	15,000	15,000

0.23%, 4/1/11	20,000	19,999

0.68%, 4/1/11	25,000	25,000

0.20%, 4/14/11	20,000	20,000

0.17%, 4/15/11	5,580	5,579

0.34%, 4/18/11	4,000	4,001

0.18%, 4/19/11	15,000	15,000

0.59%, 4/27/11	4,500	4,501
		634,648

Federal Home Loan Bank – 65.3%

FHLB Bonds,

0.35%, 4/1/11	9,700	9,700

0.50%, 4/15/11	5,605	5,606

0.70%, 4/18/11	3,775	3,776

0.30%, 4/21/11	5,000	5,000

0.35%, 4/25/11	5,900	5,900

1.38%, 4/28/11	2,500	2,502

0.20%, 4/29/11	10,000	10,000

0.85%, 5/4/11	3,975	3,977

1.40%, 5/4/11	1,000	1,001

0.50%, 5/5/11	1,000	1,000

0.80%, 5/6/11	19,115	19,127

0.19%, 5/12/11	1,240	1,240

2.63%, 5/20/11	7,885	7,911

0.54%, 5/24/11	6,000	6,003

0.56%, 5/27/11	9,620	9,626

0.70%, 5/27/11	1,450	1,451

0.58%, 6/3/11	25,000	24,999

0.54%, 6/7/11	2,200	2,201

0.58%, 6/10/11	12,625	12,631

3.13%, 6/10/11	22,945	23,073

4.25%, 6/10/11	1,000	1,008

5.25%, 6/10/11	6,135	6,195

5.38%, 6/10/11	1,265	1,278

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1) – continued

Federal Home Loan Bank – 65.3% – continued

0.63%, 6/15/11	$5,355	$5,359

3.38%, 6/24/11	14,450	14,556

5.60%, 6/28/11	1,000	1,013

3.63%, 7/1/11	37,790	38,105

0.52%, 7/6/11	1,600	1,602

0.75%, 7/8/11	9,750	9,764

0.76%, 7/19/11	2,150	2,154

1.63%, 7/27/11	13,785	13,846

0.45%, 7/28/11	1,650	1,652

0.21%, 8/10/11	1,300	1,300

1.38%, 8/11/11	3,835	3,851

0.70%, 9/2/11	2,605	2,610

3.75%, 9/9/11	4,900	4,977

5.00%, 9/9/11	3,430	3,503

0.17%, 9/16/11	3,000	3,000

3.63%, 9/16/11	1,270	1,290

7.35%, 9/19/11	1,755	1,814

0.26%, 9/30/11	10,000	10,001

0.33%, 9/30/11	15,000	15,005

0.34%, 10/3/11	3,000	3,003

0.30%, 10/5/11	6,250	6,252

0.33%, 10/7/11	19,000	19,002

5.00%, 10/13/11	16,350	16,760

3.35%, 10/14/11	1,480	1,504

0.30%, 10/21/11	4,850	4,852

0.28%, 10/25/11	20,000	20,003

0.30%, 10/27/11	13,370	13,370

0.24%, 10/28/11	10,000	9,996

3.68%, 10/28/11	2,000	2,040

5.63%, 11/15/11	2,890	2,985

0.26%, 11/18/11	10,000	10,003

0.29%, 11/18/11	9,500	9,496

4.88%, 11/18/11	27,405	28,199

0.30%, 11/23/11	6,250	6,252

0.79%, 11/25/11	3,000	3,011

0.32%, 11/30/11	3,660	3,662

0.32%, 12/9/11	6,880	6,883

1.13%, 12/9/11	4,355	4,382

0.80%, 12/23/11	3,425	3,439

0.30%, 12/27/11	6,000	6,004

0.20%, 12/28/11	5,000	4,999

FHLB Discount Notes,

0.01%, 4/1/11	420,000	420,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1) – continued

Federal Home Loan Bank – 65.3% – continued

0.05%, 4/1/11	$100,000	$100,000

0.06%, 4/1/11	7,750	7,750

0.01%, 4/4/11	4,000	4,000

0.04%, 4/4/11	7,100	7,100

0.05%, 4/4/11	25,000	25,000

0.13%, 4/4/11	1,037	1,037

0.01%, 4/5/11	3,350	3,350

0.02%, 4/6/11	10,000	10,000

0.10%, 4/6/11	7,758	7,758

0.04%, 4/7/11	21,298	21,298

0.07%, 4/7/11	5,000	5,000

0.01%, 4/8/11	3,800	3,800

0.07%, 4/8/11	3,050	3,050

0.08%, 4/8/11	10,000	10,000

0.12%, 4/8/11	2,957	2,957

0.17%, 4/8/11	2,000	2,000

0.18%, 4/8/11	1,350	1,350

0.20%, 4/8/11	3,637	3,637

0.02%, 4/11/11	32,500	32,500

0.02%, 4/13/11	4,600	4,600

0.04%, 4/13/11	6,700	6,700

0.05%, 4/13/11	9,725	9,725

0.08%, 4/13/11	8,900	8,900

0.11%, 4/13/11	1,000	1,000

0.12%, 4/13/11	4,000	4,000

0.14%, 4/13/11	2,500	2,500

0.15%, 4/13/11	8,300	8,300

0.01%, 4/14/11	95,887	95,886

0.02%, 4/14/11	23,125	23,125

0.05%, 4/14/11	1,040	1,040

0.08%, 4/14/11	5,920	5,920

0.02%, 4/15/11	3,625	3,625

0.03%, 4/15/11	4,200	4,200

0.04%, 4/15/11	158,585	158,582

0.08%, 4/15/11	69,740	69,739

0.10%, 4/15/11	1,600	1,600

0.12%, 4/15/11	2,600	2,600

0.03%, 4/20/11	8,850	8,850

0.09%, 4/20/11	1,000	1,000

0.10%, 4/20/11	2,300	2,300

0.17%, 4/20/11	9,000	9,000

0.15%, 4/25/11	5,000	4,999

0.17%, 4/25/11	9,950	9,949

0.08%, 4/26/11	1,000	1,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1) – continued

Federal Home Loan Bank – 65.3% – continued

0.09%, 4/26/11	$25,000	$24,998

0.07%, 4/27/11	3,902	3,902

0.09%, 4/27/11	2,000	2,000

0.10%, 4/27/11	5,000	5,000

0.13%, 4/27/11	2,000	2,000

0.15%, 4/27/11	3,000	3,000

0.06%, 4/29/11	1,000	1,000

0.08%, 4/29/11	1,500	1,500

0.13%, 4/29/11	14,397	14,395

0.09%, 5/4/11	1,600	1,600

0.17%, 5/4/11	10,000	9,999

0.09%, 5/6/11	5,000	4,999

0.10%, 5/6/11	3,800	3,800

0.15%, 5/6/11	2,500	2,500

0.25%, 5/6/11	2,220	2,220

0.08%, 5/11/11	4,800	4,799

0.10%, 5/11/11	1,850	1,850

0.12%, 5/11/11	2,200	2,200

0.15%, 5/11/11	1,123	1,123

0.08%, 5/13/11	2,001	2,001

0.10%, 5/13/11	7,825	7,824

0.12%, 5/13/11	2,500	2,500

0.16%, 5/13/11	3,260	3,260

0.08%, 5/17/11	2,000	2,000

0.10%, 5/17/11	1,400	1,400

0.16%, 5/17/11	2,125	2,125

0.12%, 5/18/11	2,962	2,961

0.09%, 5/20/11	4,600	4,599

0.14%, 5/23/11	1,053	1,053

0.17%, 5/23/11	2,650	2,649

0.19%, 5/24/11	10,500	10,497

0.10%, 5/27/11	2,500	2,500

0.10%, 6/1/11	2,000	2,000

0.11%, 6/1/11	10,000	9,998

0.12%, 6/1/11	7,563	7,561

0.15%, 6/1/11	6,073	6,072

0.19%, 6/1/11	1,274	1,273

0.11%, 6/3/11	1,650	1,650

0.12%, 6/3/11	8,681	8,679

0.13%, 6/3/11	10,908	10,905

0.11%, 6/8/11	8,974	8,972

0.11%, 6/10/11	4,700	4,699

0.12%, 6/15/11	4,500	4,499

0.19%, 6/15/11	1,500	1,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 85.6% (1) – continued

Federal Home Loan Bank – 65.3% – continued

0.12%, 6/17/11	$4,000	$3,999

0.20%, 6/21/11	4,240	4,238

0.12%, 6/22/11	5,000	4,999

0.13%, 6/24/11	1,900	1,899

0.13%, 7/6/11	6,000	5,998

0.21%, 7/13/11	11,100	11,093

0.25%, 7/15/11	4,000	3,997

0.18%, 8/5/11	9,200	9,194

0.20%, 11/14/11	2,500	2,497

0.33%, 12/5/11	10,000	9,977

FHLB FRN,

0.16%, 4/1/11	30,000	30,000

0.18%, 4/1/11	12,000	11,999

0.26%, 4/1/11	5,000	5,000

0.31%, 4/1/11	5,000	5,001

0.24%, 4/6/11	1,000	1,000

0.16%, 4/11/11	39,795	39,791

0.17%, 4/12/11	15,000	14,997

0.21%, 4/15/11	4,000	3,999

0.17%, 4/26/11	18,000	17,996

FHLB Notes,

1.38%, 5/16/11	26,820	26,860

5.38%, 8/19/11	8,340	8,504

1.00%, 12/28/11	1,500	1,508
		2,038,039
Total U.S. Government Agencies
(Cost $2,672,687)		2,672,687

U.S. GOVERNMENT OBLIGATIONS – 14.3%

U.S. Treasury Bills – 10.5%

0.02%, 4/7/11	50,000	50,000

0.06%, 4/7/11	100,000	99,999

0.05%, 4/14/11	50,000	49,998

0.14%, 4/14/11	25,000	24,999

0.02%, 4/21/11	42,850	42,849

0.05%, 4/21/11	50,000	49,999

0.04%, 4/28/11	10,000	10,000
		327,844

See Notes to the Financial Statements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 14.3% – continued

U.S. Treasury Notes – 3.8%

4.88%, 4/30/11	$77,000	$77,295

0.75%, 11/30/11	3,000	3,010

1.38%, 2/15/12	40,000	40,357
		120,662
Total U.S. Government Obligations
(Cost $448,506)		448,506

Investments, at Amortized Cost
($3,121,193)		3,121,193

Total Investments – 99.9%
(Cost $3,121,193)(2)		3,121,193

Other Assets less Liabilities – 0.1%		1,713
NET ASSETS – 100.0%		$3,122,906

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The cost for federal income tax purposes was $3,121,193

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Select Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund	$ –	$3,121,193(1)	$ –	$3,121,193

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal	G.O.	General Obligation
BANS	Bond Anticipation Notes	Gtd.	Guaranteed
COPS	Certificates of Participation	IDA	Industrial Development Authority
FDIC	Federal Deposit Insurance Corporation	IDR	Industrial Development Revenue
FFCB	Federal Farm Credit Bank	LOC	Letter of Credit
FHLB	Federal Home Loan Bank	PCR	Pollution Control Revenue
FHLMC	Federal Home Loan Mortgage Corporation	TANS	Tax Anticipation Notes
FNMA	Federal National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	VRDB	Variable Rate Demand Bonds
FRN	Floating Rate Notes

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2011

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”, formally known as and conducting business as Northern Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2011, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market and

NORTHERN FUNDS ANNUAL REPORT	59	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Municipal Money Market Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset values (“NAV”) of the Funds.

At March 31, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
California Municipal Money Market	$(101)	$(5)	$106
U.S. Government Select Money Market	16	(16)	—

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At March 31, 2011, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$8,806

The Fund in the above table may offset future capital gains with this capital loss carryforward.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At March 31, 2011, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$5	$5
Money Market	—	256
Municipal Money Market	174	1
U.S. Government Money Market	—	15
U.S. Government Select Money Market	—	43

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

MONEY MARKET FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2011

The taxable character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$343	$—
Money Market	—	1,688
Municipal Money Market	1,370	27
U.S. Government Money Market	—	235
U.S. Government Select Money Market	—	376

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$99	$148
Money Market	—	7,785
Municipal Money Market	9,738	516
U.S. Government Money Market	—	184
U.S. Government Select Money Market	—	428

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements.

As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service.

3. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the Trust has entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The New Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans. The Funds did not incur any interest expense for the fiscal year ended March 31, 2011.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2011, NTI agreed to reimburse the Funds for certain expenses, as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. Effective July 31, 2010, the annual advisory fees and expense limitations for the Funds are as follows:

	CONTRACTUAL ANNUAL RATE	EXPENSE LIMITATIONS
California Municipal Money Market	0.25%	0.45%
Money Market	0.25%	0.45%
Municipal Money Market	0.25%	0.45%
U.S. Government Money Market	0.25%	0.45%
U.S. Government Select Money Market	0.25%	0.45%

NORTHERN FUNDS ANNUAL REPORT	61	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Prior to July 31, 2010, the annual advisory fees and expense limitations for the Funds during this period were as follows:

	CONTRACTUAL ANNUAL RATE	EXPENSE LIMITATIONS
California Municipal Money Market	0.40%	0.55%
Money Market	0.40%	0.55%
Municipal Money Market	0.40%	0.55%
U.S. Government Money Market	0.40%	0.55%
U.S. Government Select Money Market	0.40%	0.55%

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment adviser has contractually agreed to reimburse a portion of certain expenses charged to the Funds that it had previously voluntarily reimbursed. The contractual reimbursement arrangements are expected to continue until at least July 31, 2011. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, in order to avoid a negative yield, the investment adviser may reimburse expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2011, the investment adviser waived fees to avoid a negative yield for the California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds. The amounts reimbursed by the investment adviser are shown as Less expenses reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2011 are included as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Funds by the investment adviser.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to July 31, 2010, for compensation as administrator, NTI was entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. Effective July 31, 2010, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are shown as “Less Custodian Credits” in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

MONEY MARKET FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2011

These expenses are included in the Statements of Operations under “Shareholder Servicing Fees” for the fiscal year ended March 31, 2011.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands *	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,073,304	$70	$(1,574,567)	$(501,193)
Money Market	7,573,983	711	(7,837,058)	(262,364)
Municipal Money Market	5,018,617	248	(4,735,121)	283,744
U.S. Government Money Market	4,640,738	75	(4,459,740)	181,073
U.S. Government Select Money Market	4,364,877	105	(4,653,690)	(288,708)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
California Municipal Money Market	$1,152,385	$45	$(1,802,326)	$(649,896)
Money Market	7,119,567	2,956	(9,185,906)	(2,063,383)
Municipal Money Market	4,228,929	1,784	(7,996,665)	(3,765,952)
U.S. Government Money Market	3,541,288	51	(4,443,258)	(901,919)
U.S. Government Select Money Market	4,513,137	129	(6,112,598)	(1,599,332)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Money Market Fund (the “Fund”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation did not receive any consideration from the Fund. Under the CSA, the Corporation committed to provide capital to the Fund in the event that the Fund realized a loss on the Whistlejacket Capital LLC Security (the “Security”), in an amount sufficient for the Fund to maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund was required to promptly sell the Security upon the earlier of (i) any change in the Corpo ration’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Fund to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, was insufficient to maintain the minimum permissible NAV of $0.9990. On June 25, 2009, the Fund sold the remaining position in the Security held in the Fund, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Fund representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.999, meeting its contractual obligation under the CSA. The payment amounted to approximately $2,237,000, and is included as “Net Realized Gain on Capital Support Agreement” on the Fund’s fiscal year 2010 Statement of Changes in Net Assets. On June 25, 2009, upon the sale of the Security, the CSA terminated.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2011

8. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in these financial statements.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

During the fiscal year ended March 31, 2011, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 100% and Municipal Money Market 98.08%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Trust has designated the following percentages of income of the respective Funds as Qualified Interest Income (QII) for the fiscal year ended March 31, 2011:

Money Market	100%
U.S. Government Money Market	100%
U.S. Government Select Money Market	100%

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2011 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.27%	$1,000.00	$1,000.20	$1.35
Hypothetical	0.27%	$1,000.00	$1,023.59	$1.36	**

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.28%	$1,000.00	$1,000.20	$1.40
Hypothetical	0.28%	$1,000.00	$1,023.54	$1.41	**

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.28%	$1,000.00	$1,000.10	$1.40
Hypothetical	0.28%	$1,000.00	$1,023.54	$1.41	**

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.20%	$1,000.00	$1,000.10	$1.00
Hypothetical	0.20%	$1,000.00	$1,023.93	$1.01	**

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/10	ENDING ACCOUNT VALUE 3/31/11	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.08	$0.86	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 67 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 73 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

•  Audit Committee Chairman, The University of Chicago from 2006 to present;

•  Trustee, The University of Chicago from 1987 to present.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•  Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 54 Trustee since 2008

•  Director of Northern Trust Global Advisors, Inc. since May 2008;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND2

U.S. GOVERNMENT MONEY

    MARKET FUND3

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND3

ALL FUNDS: An investment in the Funds is not insured or guaranteed by the FDIC or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

1 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund involve increased risk.

2 Tax-Free/AMT Risk: Municipal funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a fund’s portfolio and not the fund’s shares.

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds

Center at 800-595-9111.

MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

31	MULTI-MANAGER GLOBAL REAL ESTATE FUND

35	MULTI-MANAGER INTERNATIONAL EQUITY FUND

45	MULTI-MANAGER LARGE CAP FUND

49	MULTI-MANAGER MID CAP FUND

56	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUND

62	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

83	NOTES TO THE FINANCIAL STATEMENTS

94	SHAREHOLDER MEETING RESULTS

95	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

96	TAX INFORMATION

97	FUND EXPENSES

99	TRUSTEES AND OFFICERS

104	APPROVAL OF SUB-ADVISORY AGREEMENTS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets equities delivered strong returns during the 12-month period ended March 31, 2011, returning 18.46%, as measured by the MSCI Emerging Markets IndexSM, and outperforming the 10.42% return of the developed international markets, as measured by the MSCI EAFE® Index. Russia, which gained over 30%, was the top performer among the major emerging markets. India and China, on the other hand, lagged the asset class with returns of just over 9%.

During the 12-month period, the Multi-Manager Emerging Markets Fund returned 20.88% and outperformed its benchmark, the MSCI Emerging Markets IndexSM. The primary driver of results came from effective stock selection by the Fund’s sub-advisers. Fund performance was particularly robust in Brazil, China and the Middle East. From a sector perspective, an overweight allocation to consumer discretionary stocks added value, as did stock selection in technology and financials. We held a marginal amount of cash for liquidity purposes, which also detracted from returns given the market’s substantial rally. Three of the Fund’s four sub-advisers outperformed the benchmark during the period.

We did not make any changes to the Fund’s sub-advisers during the period, as all four performed within expectations. We continue to monitor the Fund and its sub-advisers to ensure that the portfolio maintains style neutrality as expected. We maintain our conviction in the long-term effectiveness of our focus on risk-adjusted return and individual stock selection, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	20.88%	50.17%

MSCI EMERGING MARKETS INDEXSM	18.46	47.75

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
NET ASSETS	$2.5 BILLION
NET ASSET VALUE	$23.13
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.58%
NET EXPENSE RATIO	1.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets delivered very strong absolute performance during the 12-month period ended March 31, 2011 and the public real estate securities market was no exception. The FTSE® EPRA®/NAREIT® Global Index — the Fund’s benchmark — gained 17.63% during the period. North American securities delivered the highest returns, followed closely by companies in Continental Europe. From a sector perspective, all parts of the benchmark delivered double-digit results, with residential real estate providing the best absolute returns. The global real estate market has delivered robust results since the Fund’s inception in November 2008, with an annualized return of 36.79% during this period.

The Multi-Manager Global Real Estate Fund returned 16.59% for the 12-month period ended March 31, 2011, underperforming its benchmark. Security selection in the retail and specialty real estate sectors represented the primary driver of underperformance. The Fund’s modest allocation to cash, which we held for liquidity purposes, also detracted given double-digit returns for equities during the period. Among the Fund’s sub-advisers, European Investors — which delivered strong results in Asia and the United Kingdom — was the best performer. Cohen & Steers underperformed the benchmark primarily due to security selection in North America.

We did not make any changes to the Fund’s sub-advisers during the year, as all three of the sub-advisers performed within expectations. We continue to monitor the Fund and its sub-advisers to ensure that the portfolio maintains style neutrality as expected. We also continue to focus on risk-adjusted return and individual stock selection. We maintain our conviction in this approach, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	16.59%	36.79%

FTSE®EPRA®/NAREIT® GLOBAL INDEX	17.63	36.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of real estate companies and REITs engaged in specific aspects of North American, European and Asian real estate markets.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
NET ASSETS	$820 MILLION
NET ASSET VALUE	$18.20
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.48%
NET EXPENSE RATIO	1.29%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets delivered solid performance during the 12-month period ended March 31, 2011, as gauged by the 13.15% return of the Multi-Manager International Equity Fund’s benchmark, the MSCI ACWI® Ex-U.S. Index. Emerging markets outperformed developed markets by a wide margin, with the MSCI Emerging Markets IndexSM rising 18.46% versus the 10.42% return of the MSCI EAFE® Index. Japan, which lagged sharply in the first quarter of 2011, was the clear outlier in terms of performance. From a sector perspective, energy, technology and materials drove the benchmark’s return.

The Fund returned 11.49% for the 12-month period ended March 31, 2011, lagging the 13.15% return of the benchmark. The Fund’s overweight allocation to Japan was the single largest detractor from performance. As of the end of March, the Fund held approximately 20% of its assets in Japan compared to 14% in the benchmark. Although the overweight allocation to Japan represented a drag on performance, the Fund’s holdings in the country outperformed the broader Japanese market. The Fund’s positioning in Japan did not change in the wake of the March disaster, but the sub-advisers continue to evaluate the longer-term impact of recent events. Stock selection, particularly in Canada and the emerging markets, had a positive impact on performance. The Fund’s underweight allocation in financials also added value.

We made one change to the Fund’s sub-advisers during the reporting period, adding NFJ Investment Group, LLC as a fifth manager in the Fund during the third quarter of 2010. NFJ offers a consistent value footprint to add diversification within the Fund’s value segment. In managing the Fund, we continue to focus on risk-adjusted return and individual stock selection. We maintain our conviction in this approach, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	11.49%	–1.67%	2.48%

MSCI ACWI® EX-U.S. INDEX	13.15	–0.85	4.73

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-U.S. Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
NET ASSETS	$3.5 BILLION
NET ASSET VALUE	$10.17
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.45%
NET EXPENSE RATIO	1.38%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

Despite a bout of volatility in the second quarter of 2010, the 12-month period ended March 31, 2011 was characterized by strong absolute performance for the U.S. equity market. The Russell 1000® Index gained 16.69% during the period, but underperformed the mid- and small-cap markets, as measured by the Russell MidCap® Index and Russell 2000® Index, respectively. Sector performance was highly divergent, with the best results coming from the energy sector, which returned 40%, and telecommunications services, which gained 28%. The bottom-performing sectors delivered single-digit results, with financials up just over 4% and health care gaining approximately 7%. Growth outperformed value within the large-cap universe, as the Russell 1000® Growth Index returned 18.26%, versus 15.15% for the Russell 1000® Value Index.

The Multi-Manager Large Cap Fund returned 17.36% during the 12-month period ended March 31, 2011, outperforming the 16.69% return of its benchmark, the Russell 1000® Index. While the Fund benefited to a certain extent from sector positioning, strong stock selection was the primary driver of performance. Stock selection in the information technology sector, where the sub-advisers Marsico Capital and Delaware Investments both outperformed, was particularly effective. The energy sector was also an area of strength during the period. Delaware Investments, whose portfolio gained over 21% during the period, was the top performer among the Fund’s sub-advisers.

We made one change to the Fund’s sub-advisers during the 12-month period, removing the value manager Metropolitan West Capital Management, replaced by NWQ Investment Management. NWQ employs an opportunistic value strategy that seeks undervalued companies with identifiable catalysts that they expect will improve company profitability and generate above-market returns. NWQ began managing assets in the Fund effective February 1, 2011. Overall, we continue to focus on risk-adjusted return and individual stock selection. We maintain our conviction in this approach, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	17.36%	3.73%	–0.55%

RUSSELL 1000® INDEX	16.69	2.98	–1.55

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000 Index. Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
NET ASSETS	$1.0 BILLION
NET ASSET VALUE	$9.56
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.19%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

Mid-cap equities delivered strong absolute performance during the 12-month period ended March 31, 2011. The Russell MidCap® Index, the Multi-Manager Mid Cap Fund’s benchmark, gained 24.27% during the period, outperforming large-cap stocks but finishing slightly behind the smaller-capitalization Russell 2000® Index. All sectors delivered double-digit gains, with particular strength in the industrials and energy sectors. The financial sector, which rose 17%, was the weakest area of the market. From a style perspective, growth outperformed value, with the Russell MidCap® Growth Index returning 26.60%, compared with 22.26% for the Russell MidCap® Value Index.

The Fund performed in line with its benchmark during the 12-month period ended March 31, 2011, returning 24.28%. Stock selection in the information technology sector continued to be strong, thanks largely to the outperformance of the sub-adviser TCW. The Fund also benefited from its overweight allocation to the energy and industrial sectors, two top-performing areas of the market. The portfolio’s largest margin of underperformance occurred in the financial sector, where each of the sub-advisers struggled to add value. Among the sub-advisers, the growth manager Geneva Capital led performance with a return of over 32% during the 12-month period. Geneva’s strong stock selection in multiple areas of the market drove their robust results.

We did not make any manager changes to the Fund during the reporting period. All four sub-advisers delivered performance within expectations given market conditions. In managing the Fund, we continue to focus on risk-adjusted return and individual stock selection. We maintain our conviction in this approach, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	24.28%	8.64%	6.17%

RUSSELL MIDCAP® INDEX	24.27	7.25	6.12

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index. Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$12.59
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.19%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

Despite unfavorable market performance in the second quarter of 2010, the 12 months ended March 31, 2011 were characterized by strong absolute returns for small-cap equities. The Russell 2000® Index — the Multi-Manager Small Cap Fund’s benchmark — gained 25.79% during the period. All sectors delivered double-digit gains, with particular strength in the information technology and energy sectors. The financial sector, which gained 12%, was the weakest area of the market. From a style perspective, growth was the clear winner, with the Russell 2000® Growth Index returning 31.04% and outpacing the 20.63% return of the Russell 2000® Value Index. The Fund returned 25.79% during the 12-month period ended March 31, 2011, matching the return of the benchmark. The Fund’s underweight to the financial sector, combined with strong stock selection in financials, contributed to results. However, performance in the industrials sector lagged. Among the Fund’s sub-advisers, CopperRock Capital Partner’s growth strategy significantly underperformed during most of the period.

We made several changes to the Fund’s sub-advisers during the reporting period. During the second quarter of 2010, we removed the quantitative manager OFI Institutional and replaced OFI with two new managers, Denver Investment Advisors and Hotchkis & Wiley. By adding these two sub-advisers, we increased the Fund’s overall value exposure and created an improved style balance in the portfolio. Later, in the first quarter of 2011, we removed the growth manager CopperRock Capital, which was replaced by Allianz Global Investors Capital. In addition, we removed Metropolitan West Capital Management, which was replaced by Cardinal Capital Management.

The Fund experienced a higher level of sub-adviser turnover during the 12-month period than we would typically expect. The changes occurred for a variety of reasons, including performance issues as well as personnel and organizational changes at the sub-advisers. We were very proactive in addressing challenges, and the Fund’s performance improved following these changes. In fact, the Fund outperformed the benchmark during the fourth quarter of 2010 and the first quarter of 2011. Even with the sub-adviser shifts, the portfolio’s profile has not changed. We believe that the Fund continues to deliver a core, well-diversified and risk-managed approach to small-cap investing.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	25.79%	7.77%	3.90%

RUSSELL 2000® INDEX	25.79	8.57	5.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)
TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
NET ASSETS	$592 MILLION
NET ASSET VALUE	$11.12
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.41%
NET EXPENSE RATIO	1.39%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market performed well during the 12 months ended March 31, 2011, as investors’ search for yield led to continued inflows of cash into the asset class. The Merrill Lynch High Yield Master II Constrained Index, the Multi-Manager High Yield Opportunity Fund’s benchmark, advanced 14.14%. While significantly less than the prior year’s return, this gain underscores the continued strength within the asset class.

The Fund slightly underperformed the benchmark with a return of 13.58% during the 12-month period ended March 31, 2011. The Fund benefited from its overweight allocation to convertible bonds, which outperformed. This exposure is largely held within the portion of the Fund sub-advised by Loomis Sayles, which continues to see value in these positions. The marginal amount of cash held in the Fund for liquidity purposes — less than 2% of assets — represented a drag on returns in a rising market.

We did not make any changes to the Fund’s sub-advisers, as both sub-advisers performed within expectations. We continue to monitor the Fund and its sub-advisers to ensure that the Fund maintains style neutrality as expected. In managing the Fund, we continue to focus on risk-adjusted return and individual stock selection. We maintain our conviction in this approach, and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2011
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY	13.58%	13.68%

MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX	14.14	17.13

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch High Yield Master II Constrained Index is an unmanaged, market value-weighted index that limits exposure to any given issuer and tracks the public high yield debt market.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/11)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
NET ASSETS	$649 MILLION
NET ASSET VALUE	$10.98
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.21%
NET EXPENSE RATIO	1.08%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	MULTI-MANAGER INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at cost (1)	$1,994,427	$620,615	$3,066,685
Investments, at value (2)	$2,477,535	$817,536	$3,443,241
Foreign currencies, at value (cost $10,702, $52, $5,943, respectively)	10,722	53	6,048
Dividend income receivable	4,146	2,194	13,610
Interest income receivable	–	–	4
Receivable for foreign tax reclaimable	19	283	2,431
Receivable for securities sold	6,093	3,552	17,518
Receivable for variation margin on futures contracts	–	–	3
Receivable for fund shares sold	2,753	1,101	5,559
Receivable from investment adviser	48	31	67
Unrealized gain on forward foreign currency exchange contracts	5	2	135
Prepaid and other assets	4	1	5
Total Assets	2,501,325	824,753	3,488,621
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	1	1	2,077
Payable for securities purchased	27,158	3,894	32,207
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	–	288
Payable for fund shares redeemed	3,042	140	1,217
Payable to affiliates:
Investment advisory fees	533	171	675
Administration fees	70	23	98
Custody and accounting fees	50	19	69
Shareholder servicing fees	2	–	3
Transfer agent fees	46	16	65
Trustee fees	–	–	4
Accrued other liabilities	64	17	113
Total Liabilities	30,966	4,281	36,816
Net Assets	$2,470,359	$820,472	$3,451,805
ANALYSIS OF NET ASSETS:
Capital stock	$1,860,713	$607,339	$3,256,312
Accumulated undistributed net investment income (loss)	(3,410)	1,675	6,855
Accumulated undistributed net realized gain (loss)	129,857	14,531	(188,561)
Net unrealized appreciation	483,199	196,927	377,199
Net Assets	$2,470,359	$820,472	$3,451,805
Shares Outstanding ($.0001 par value, unlimited authorization)	106,789	45,085	339,528
Net Asset Value, Redemption and Offering Price Per Share	$23.13	$18.20	$10.17

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $67,513, $32,987, $150,589, $60,191, $39,522, $26,965 and $30,007, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $67,513, $32,987, $150,589, $60,191, $39,522, $26,965 and $30,007, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$884,376	$894,235	$509,122	$608,791
$1,048,143	$1,136,571	$593,043	$642,970
–	–	–	–
1,056	830	374	7
–	–	–	12,178
–	–	–	–
627	16,440	3,923	3,262
–	132	38	–
2,326	1,849	158	920
21	14	19	58
–	–	–	1
2	2	8	1
1,052,175	1,155,838	597,563	659,397

–	–	–	44
2,483	16,692	5,121	6,062
–	–	328	3,836
42	–	1	–
578	450	199	142

177	191	122	99
30	32	17	19
8	10	3	16
–	3	–	1
20	21	11	12
1	5	1	–
26	36	13	17
3,365	17,440	5,816	10,248
$1,048,810	$1,138,398	$591,747	$649,149

$875,435	$888,189	$467,685	$607,894
100	(5)	(1)	1,074
9,066	7,033	39,785	6,033
164,209	243,181	84,278	34,148
$1,048,810	$1,138,398	$591,747	$649,149
109,677	90,434	53,204	59,139
$9.56	$12.59	$11.12	$10.98

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
INVESTMENT INCOME:
Dividend income (1)	$41,456 (2)	$15,929 (2)
Interest income	2	–
Total Investment Income	41,458	15,929
EXPENSES:
Investment advisory fees	25,565	7,813
Administration fees	3,317	1,065
Custody fees	2,029	677
Accounting fees	241	91
Transfer agent fees	2,212	710
Registration fees	39	24
Printing fees	59	20
Professional fees	76	18
Shareholder servicing fees	9	3
Trustee fees	26	7
Other	54	13
Total Expenses	33,627	10,441
Less expenses reimbursed by investment adviser	(1,574)	(1,281)
Net Expenses	32,053	9,160
Net Investment Income (Loss)	9,405	6,769
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	239,949	60,772
Futures contracts	–	–
Foreign currency transactions	(905)	(39)
Net change in unrealized appreciation (depreciation) on:
Investments	168,977	43,921
Futures contracts	–	–
Forward foreign currency exchange contracts	(155)	2
Translation of other assets and liabilities denominated in foreign currencies	250	17
Net Gains	408,116	104,673
Net Increase in Net Assets Resulting from Operations	$417,521	$111,442

(1)	Amount includes dividend income from Diversified Assets Portfolio of the Northern Institutional Funds of $21, $9, $42, $11, $9, $60 and $10, respectively.
(2)	Net of $4,797, $820, $6,028, $111, $13, $3 and $30, respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2011

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$63,395 (2)	$13,011	(2)	$9,875 (2)	$4,866 (2)	$301
11	2		2	2	40,185 (2)
63,406	13,013		9,877	4,868	40,486

31,067	6,867		7,511	5,809	4,298
4,480	1,144		1,253	792	806
2,726	139		155	158	522
319	96		104	73	74
2,986	763		835	528	537
42	27		28	24	22
120	28		39	28	17
113	38		38	18	18
18	4		47	2	3
39	13		13	7	7
63	22		22	13	11
41,973	9,141		10,045	7,452	6,315
(827)	(99)		(100)	(118)	(493)
41,146	9,042		9,945	7,334	5,822
22,260	3,971		(68)	(2,466)	34,664

188,102	76,102		78,785	105,771	11,486
1,580	2,498		3,132	253	–
(2,146)	–		–	–	(40)

118,418	47,800		113,814	24,829	22,516
1,662	217		833	262	–
(2,691)	–		–	–	(43)
631	–		–	–	10
305,556	126,617		196,564	131,115	33,929
$327,816	$130,588		$196,496	$128,649	$68,593

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND
Amounts in thousands	2011	2010	2011	2010
OPERATIONS:
Net investment income (loss)	$9,405	$2,671	$6,769	$6,914
Net realized gains	239,044	140,542	60,733	45,477
Net change in unrealized appreciation	169,072	290,860	43,940	152,088
Net Increase in Net Assets Resulting from Operations	417,521	434,073	111,442	204,479
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	367,197	1,247,594	138,966	265,852
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	367,197	1,247,594	138,966	265,852
DISTRIBUTIONS PAID:
From net investment income	(16,700)	(6,499)	(8,914)	(6,630)
From net realized gains	(194,080)	(47,097)	(54,822)	(15,326)
Total Distributions Paid	(210,780)	(53,596)	(63,736)	(21,956)
Total Increase in Net Assets	573,938	1,628,071	186,672	448,375
NET ASSETS:
Beginning of period	1,896,421	268,350	633,800	185,425
End of period	$2,470,359	$1,896,421	$820,472	$633,800
Accumulated Undistributed Net Investment Income (Loss)	$(3,410)	$(4,375)	$1,675	$1,161

(1)	Commenced investment operations on September 23, 2009.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010(1)

$22,260	$14,956	$3,971	$4,643	$(68)	$1,241	$(2,466)	$(1,654)	$34,664	$9,175
187,536	8,586	78,600	3,915	81,917	31,806	106,024	53,348	11,446	598
118,020	591,161	48,017	180,620	114,647	228,040	25,091	108,110	22,483	11,665
327,816	614,703	130,588	189,178	196,496	261,087	128,649	159,804	68,593	21,438

244,616	1,254,729	211,763	196,824	355,131	(48,340)	20,488	52,763	200,857	407,039
244,616	1,254,729	211,763	196,824	355,131	(48,340)	20,488	52,763	200,857	407,039

(23,400)	(15,000)	(4,163)	(4,405)	(893)	(1,300)	–	–	(34,349)	(8,490)
–	–	–	–	–	–	–	–	(5,813)	(126)
(23,400)	(15,000)	(4,163)	(4,405)	(893)	(1,300)	–	–	(40,162)	(8,616)
549,032	1,854,432	338,188	381,597	550,734	211,447	149,137	212,567	229,288	419,861

2,902,773	1,048,341	710,622	329,025	587,664	376,217	442,610	230,043	419,861	–
$3,451,805	$2,902,773	$1,048,810	$710,622	$1,138,398	$587,664	$591,747	$442,610	$649,149	$419,861
$6,855	$8,473	$100	$292	$(5)	$511	$(1)	$(1)	$1,074	$679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2011		2010	2009(1)
Net Asset Value, Beginning of Period	$20.85		$12.03	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.05	0.01
Net realized and unrealized gains	4.20		9.49	2.02
Total from Investment Operations	4.30		9.54	2.03
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.16)		(0.09)	–
From net realized gains	(1.86)		(0.63)	–
Total Distributions Paid	(2.02)		(0.72)	–
Net Asset Value, End of Period	$23.13		$20.85	$12.03
Total Return(3)	20.88%		79.65%	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,470,359		$1,896,421	$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.45	%(5)	1.48%	1.50%
Expenses, before reimbursements and credits	1.52%		1.55%	1.68%
Net investment income, net of reimbursements and credits	0.42	%(5)	0.25%	0.54	%(6)
Net investment income, before reimbursements and credits	0.35%		0.18%	0.36	%(6)
Portfolio Turnover Rate	76.35%		115.05%	23.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $149,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2011		2010	2009(1)
Net Asset Value, Beginning of Period	$17.08		$9.87	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.23	0.15
Net realized and unrealized gains (losses)	2.56		7.66	(0.17)
Total from Investment Operations	2.73		7.89	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.23)		(0.22)	(0.09)
From net realized gains	(1.38)		(0.46)	(0.02)
Total Distributions Paid	(1.61)		(0.68)	(0.11)
Net Asset Value, End of Period	$18.20		$17.08	$9.87
Total Return(3)	16.59%		80.53%	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$820,472		$633,800	$185,425
Ratio to average net assets of: (4)
Expenses, net of reimbursements and credits	1.29	%(5)	1.30%	1.30%
Expenses, before reimbursements and credits	1.47%		1.48%	1.55%
Net investment income, net of reimbursements and credits	0.95	%(5)	1.53%	3.68	%(6)
Net investment income, before reimbursements and credits	0.77%		1.35%	3.43	%(6)
Portfolio Turnover Rate	54.79%		71.54%	55.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $77,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2011		2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$9.19		$6.28	$11.15	$11.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.03	0.11	0.11	0.03
Net realized and unrealized gains (losses)	0.98		2.93	(4.79)	(0.16)	1.89
Total from Investment Operations	1.05		2.96	(4.68)	(0.05)	1.92
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.07)		(0.05)	(0.09)	(0.10)	(0.03)
From net realized gains	–		–	(0.10)	(0.59)	–
Total Distributions Paid	(0.07)		(0.05)	(0.19)	(0.69)	(0.03)
Net Asset Value, End of Period	$10.17		$9.19	$6.28	$11.15	$11.89
Total Return(3)	11.49%		47.16%	(42.04)%	(0.84)%	19.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$3,451,805		$2,902,773	$1,048,341	$1,504,189	$1,088,091
Ratio to average net assets of: (4)
Expenses, net of reimbursements and credits	1.38	%(5)	1.41%	1.44%	1.45%	1.45%
Expenses, before reimbursements and credits	1.41%		1.42%	1.47%	1.47%	1.48%
Net investment income, net of reimbursements and credits	0.74	%(5)	0.71%	1.27%	0.96%	0.47	%(6)
Net investment income, before reimbursements and credits	0.71%		0.70%	1.24%	0.94%	0.44	%(6)
Portfolio Turnover Rate	123.93%		59.84%	69.98%	77.15%	40.59%

(1)	Commenced investment operations on June 22, 2006.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $374,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on June 22, 2006, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$8.19		$5.68	$8.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.06	0.07	0.03
Net realized and unrealized gains (losses)	1.38		2.50	(3.08)	(1.24)
Total from Investment Operations	1.42		2.56	(3.01)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.05)	(0.07)	(0.03)
Total Distributions Paid	(0.05)		(0.05)	(0.07)	(0.03)
Net Asset Value, End of Period	$9.56		$8.19	$5.68	$8.76
Total Return(2)	17.36%		45.25%	(34.53)%	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,048,810		$710,622	$329,025	$262,216
Ratio to average net assets of: (3)
Expenses, net of reimbursements and credits	1.19	%(4)	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.20%		1.20%	1.23%	1.36%
Net investment income, net of reimbursements and credits	0.52	%(4)	0.81%	1.01%	1.11	%(5)
Net investment income, before reimbursements and credits	0.51%		0.81%	0.98%	0.95	%(5)
Portfolio Turnover Rate	69.02%		48.85%	57.53%	15.71%

(1)	Commenced investment operations on October 17, 2007.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $99,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(5)	As the Fund commenced investment operations on October 17, 2007, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER MID CAP FUND
Selected per share data	2011		2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$10.14		$6.26	$9.99	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(2)	0.02	0.05	0.03	0.02
Net realized and unrealized gains (losses)	2.46		3.88	(3.68)	(0.88)	1.25
Total from Investment Operations	2.46		3.90	(3.63)	(0.85)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.02)	(0.05)	(0.02)	(0.02)
From net realized gains	–		–	(0.05)	(0.39)	–
Total Distributions Paid	(0.01)		(0.02)	(0.10)	(0.41)	(0.02)
Net Asset Value, End of Period	$12.59		$10.14	$6.26	$9.99	$11.25
Total Return(3)	24.28%		62.34%	(36.44)%	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,138,398		$587,664	$376,217	$450,531	$343,971
Ratio to average net assets of: (4)
Expenses, net of reimbursements and credits	1.19	%(5)	1.20%	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.20%		1.20%	1.21%	1.21%	1.29%
Net investment income (loss), net of reimbursements and credits	(0.01	)%(5)	0.22%	0.59%	0.29%	0.29	%(6)
Net investment income (loss), before reimbursements and credits	(0.02)%		0.22%	0.58%	0.28%	0.20	%(6)
Portfolio Turnover Rate	62.29%		103.02%	123.45%	35.17%	16.95%

(1)	Commenced investment operations on June 22, 2006.
(2)	Per share amount from net investment loss was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $68,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income (loss) and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on June 22, 2006, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2011		2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$8.85		$5.53	$8.90	$11.47	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.03)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gains (losses)	2.32		3.35	(3.34)	(1.80)	1.55
Total from Investment Operations	2.27		3.32	(3.36)	(1.84)	1.52
LESS DISTRIBUTIONS PAID:
From net realized gains	–		–	(0.01)	(0.73)	(0.05)
Total Distributions Paid	–		–	(0.01)	(0.73)	(0.05)
Net Asset Value, End of Period	$11.12		$8.85	$5.53	$8.90	$11.47
Total Return(2)	25.79%		59.86%	(37.76)%	(16.80)%	15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$591,747		$442,610	$230,043	$292,068	$226,753
Ratio to average net assets of: (3)
Expenses, net of reimbursements and credits	1.39	%(4)	1.40%	1.40%	1.40%	1.40%
Expenses, before reimbursements and credits	1.41%		1.41%	1.44%	1.44%	1.54%
Net investment loss, net of reimbursements and credits	(0.47	)%(4)	(0.44)%	(0.31)%	(0.46)%	(0.51	)%(5)
Net investment loss, before reimbursements and credits	(0.49)%		(0.45)%	(0.35)%	(0.50)%	(0.65	)%(5)
Portfolio Turnover Rate	192.09%		187.71%	185.25%	185.20%	70.83%

(1)	Commenced investment operations on June 22, 2006.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment loss ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $58,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment loss and reimbursements would have been decreased by a corresponding amount.
(5)	As the Fund commenced investment operations on June 22, 2006, annualized net investment loss ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2011		2010(1)
Net Asset Value, Beginning of Period	$10.41		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.68		0.29
Net realized and unrealized gains	0.68		0.40
Total from Investment Operations	1.36		0.69
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.68)		(0.27)
From net realized gains	(0.11)		(0.01)
Total Distributions Paid	(0.79)		(0.28)
Net Asset Value, End of Period	$10.98		$10.41
Total Return (3)	13.58%		6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$649,149		$419,861
Ratio to average net assets of: (4)
Expenses, net of reimbursements and credits	1.08	%(5)	1.10%
Expenses, before reimbursements and credits	1.18%		1.21%
Net investment income, net of reimbursements and credits	6.46	%(5)	6.04	%(6)
Net investment income, before reimbursements and credits	6.36%		5.93	%(6)
Portfolio Turnover Rate	43.11%		20.46%

(1)	Commenced investment operations on September 23, 2009.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $88,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 91.7%

Brazil – 10.4%

Banco Bradesco S.A. ADR	1,308,072	$27,143

Banco do Brasil S.A.	227,307	4,114

Banco Santander Brasil S.A. ADR	564,647	6,923

BR Malls Participacoes S.A.	568,853	5,923

Brasil Telecom S.A.	38,418	416

CCR S.A.	194,693	5,652

CETIP S.A. - Balcao Organizado de Ativose Derivativos	553,700	9,157

Cielo S.A.	77,737	659

Cosan SA Industria e Comercio	145,826	2,269

EcoRodovias Infraestrutura e Logistica S.A.	953,300	7,743

EDP - Energias do Brasil S.A.	16,502	401

Embraer S.A. ADR	179,300	6,042

Equatorial Energia S.A.	71,582	557

Fibria Celulose S.A.*	1,349,800	21,785

Gafisa S.A. ADR	333,697	4,285

Gerdau S.A. ADR	743,945	9,299

Light S.A.	133,396	2,304

Localiza Rent a Car S.A.	932,739	14,968

MRV Engenharia e Participacoes S.A.	726,367	5,810

OGX Petroleo e Gas Participacoes S.A.*	552,600	6,651

PDG Realty S.A. Empreendimentose Participacoes	1,152,000	6,463

Petroleo Brasileiro S.A.-Petrobras	226,302	4,521

Petroleo Brasileiro S.A. ADR	1,093,947	44,228

Petroleo Brasileiro S.A. ADR	466,243	16,570

Souza Cruz S.A.	298,420	3,107

Sul America S.A.	129,542	1,619

Tele Norte Leste Participacoes S.A. ADR	94,844	1,663

Tractebel Energia S.A.	182,107	3,079

Vale S.A.	77,325	2,527
Vale S.A. ADR	930,224	31,023
		256,901

Chile – 0.4%

Banco de Chile	3,845,726	529

Banco Santander Chile ADR	49,869	4,326

Cencosud S.A.	193,981	1,387

Cia Cervecerias Unidas S.A.	129,011	1,517

Enersis S.A. ADR	42,439	884

ENTEL Chile S.A.	71,710	1,173
Lan Airlines S.A. ADR	54,921	1,405
		11,221

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 91.7% continued

China – 13.8%

Agricultural Bank of China Ltd., Class H*	7,471,000	$4,228

Anhui Conch Cement Co. Ltd., Class H	866,498	5,445

Baidu, Inc. ADR*	75,364	10,386

Bank of China Ltd., Class H	14,236,000	7,912

Belle International Holdings Ltd.	3,969,260	7,267

Bosideng International Holdings Ltd.	4,662,000	1,386

Central China Real Estate Ltd.	1,444,883	401

Cheung Kong Holdings Ltd.	132,000	2,147

China Communications Construction Co. Ltd., Class H	2,840,931	2,722

China Construction Bank Corp., Class H	27,189,939	25,473

China Mengniu Dairy Co. Ltd.	1,280,000	3,393

China Merchants Bank Co. Ltd., Class H	4,493,000	12,424

China Mobile Ltd.	3,883,992	35,882

China Petroleum & Chemical Corp., Class H	5,348,000	5,377

China Pharmaceutical Group Ltd.	4,056,000	2,404

China Shenhua Energy Co. Ltd., Class H	2,855,337	13,427

China Unicom Hong Kong Ltd.	1,186,000	1,969

CNOOC Ltd.	12,954,270	32,757

CNOOC Ltd. ADR	45,526	11,520

Cosco International Holdings Ltd.	1,652,461	1,060

Dongfeng Motor Group Co. Ltd., Class H	6,036,747	10,340

Fosun International Ltd.	194,802	150

Fushan International Energy Group Ltd.	6,708,149	4,816

Great Wall Motor Co. Ltd., Class H	1,606,500	2,962

Guangzhou Automobile Group Co. Ltd. Class H	15,151,421	18,447

GZI Real Estate Investment Trust	614,000	320

Harbin Power Equipment Co. Ltd., Class H	1,248,000	1,294

Hengan International Group Co. Ltd.	154,000	1,140

Hengdeli Holdings Ltd.	15,996,000	8,463

Hopson Development Holdings Ltd.*	1,366,168	1,547

Huabao International Holdings Ltd.	2,902,554	4,467

Industrial & Commercial Bank of China, Class H	12,451,159	10,325

Jiangxi Cooper Co. Ltd., Class H	2,040,000	6,780

Lianhua Supermarket Holdings Co. Ltd., Class H	362,560	1,445

Longtop Financial Technologies Ltd. ADR*	206,600	6,491

Mindray Medical International Ltd. ADR*	90,265	2,275

Parkson Retail Group Ltd.	2,388,937	3,280

PetroChina Co. Ltd. ADR	60,532	9,216

Renhe Commercial Holdings Co. Ltd.	31,817,437	5,924

Sateri Holdings Ltd.*	7,269,000	6,258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

China – 13.8% continued

Shenzhen Investment Ltd.	6,264,000	$2,085

Sina Corp. *	28,356	3,035

Sinolink Worldwide Holdings Ltd.	3,061,274	367

Sinotrans Shipping Ltd.	511,522	166

SITC International Holdings Co. Ltd. *	11,031,176	6,819

Soho China Ltd.	3,476,000	2,975

Tencent Holdings Ltd.	466,994	11,341

TPV Technology Ltd.	2,660,000	1,598

Want Want China Holdings Ltd.	2,240,000	1,756

Weichai Power Co. Ltd., Class H	163,286	990

Yangzijiang Shipbuilding Holdings Ltd.	2,881,148	4,141

Yanzhou Coal Mining Co. Ltd., Class H	2,515,098	9,128

Zhaojin Mining Industry Co. Ltd., Class H	248,500	1,115
Zhejiang Expressway Co. Ltd., Class H	1,856,600	1,688
		340,724

Colombia – 0.2%

BanColombia S.A. ADR	48,217	3,021
Ecopetrol S.A.	507,950	1,055
		4,076

Czech Republic – 1.4%

Central European Media Enterprises Ltd., Class A *	422,547	8,915
Komercni Banka A.S.	104,295	26,321
		35,236

Egypt – 0.7%

Commercial International Bank Egypt S.A.E. *	2,630,919	14,413
Orascom Construction Industries	79,194	3,268
		17,681

Hungary – 0.4%

Egis Gyogyszergyar Nyrt	2,207	234
OTP Bank PLC *	331,226	9,805
		10,039

India – 5.5%

Allahabad Bank	534,376	2,740

Andhra Bank	775,887	2,620

Balrampur Chini Mills Ltd. *	1,491,842	2,338

Bank of Baroda	162,916	3,522

Bank of India	107,468	1,142

Bharti Airtel Ltd.	684,496	5,472

Canara Bank	218,151	3,063

Corp Bank	34,893	497

Dena Bank	652,161	1,515

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

India – 5.5% continued

Dr. Reddy’s Laboratories Ltd. ADR	196,400	$7,326

Grasim Industries Ltd.	26,047	1,432

Great Eastern Shipping (The) Co. Ltd.	27,043	159

HDFC Bank Ltd. ADR	54,764	9,307

Hindalco Industries Ltd.	574,497	2,685

Housing Development Finance Corp.	223,020	3,494

IDBI Bank Ltd.	688,536	2,193

Indian Bank	389,688	2,032

Indian Overseas Bank	420,752	1,354

Infosys Technologies Ltd. ADR	91,186	6,538

IRB Infrastructure Developers Ltd.	441,918	2,094

Oil & Natural Gas Corp. Ltd.	456,472	2,973

Oriental Bank of Commerce	332,286	2,890

Power Finance Corp. Ltd.	503,567	2,816

Punjab National Bank Ltd.	46,088	1,250

State Bank of India GDR	60,503	7,810

Sterlite Industries India Ltd.	1,467,547	5,696

Syndicate Bank	210,395	579

Tata Chemicals Ltd.	139,836	1,068

Tata Consultancy Services Ltd.	204,808	5,421

Tata Motors Ltd. ADR	401,100	11,147

Union Bank Of India	282,586	2,198

Unitech Ltd.	2,740,781	2,477

Vijaya Bank	1,265,673	2,246
Wipro Ltd.	2,331,684	25,035
		135,129

Indonesia – 1.9%

Astra International Tbk PT	834,000	5,449

Bank Mandiri Tbk PT	3,217,284	2,520

Bank Rakyat Indonesia Persero Tbk PT	13,109,170	8,637

Indika Energy Tbk PT	5,288,629	2,407

Indo Tambangraya Megah PT	447,000	2,367

Kalbe Farma Tbk PT	8,789,695	3,428

Semen Gresik Persero Tbk PT	8,510,231	8,895

Tambang Batubara Bukit Asam Tbk PT	1,050,951	2,531
United Tractors Tbk PT	4,013,625	10,006
		46,240

Israel – 0.2%

Israel Chemicals Ltd.	379,951	6,244

Luxembourg – 1.5%

Tenaris S.A. ADR	603,090	29,829
Ternium S.A. ADR	215,300	7,738
		37,567

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

Malaysia – 1.8%

Axiata Group Bhd. *	4,857,900	$7,674

CIMB Group Holdings Bhd.	2,520,254	6,817

Genting Malaysia Bhd.	2,670,300	3,240

Hong Leong Bank Bhd.	529,600	1,723

Hong Leong Financial Group Bhd.	380,800	1,132

KLCC Property Holdings Bhd.	152,322	168

Lafarge Malayan Cement Bhd.	414,300	1,012

Malayan Banking Bhd.	1,445,700	4,263

Petronas Chemicals Group Bhd. *	3,097,900	7,399

PLUS Expressways Bhd.	1,315,521	1,945

RHB Capital Bhd.	1,384,700	3,919

Tenaga Nasional Bhd.	1,294,950	2,671
Top Glove Corp. Bhd.	783,928	1,391
		43,354

Mexico – 6.3%

Alfa S.A.B. de C.V., Class A *	313,910	4,088

America Movil S.A.B. de C.V., Series L ADR	920,470	53,479

America Movil S.A.B. de C.V., Series L	2,001,023	5,807

Coca-Cola Femsa S.A.B de C.V.	6,536	503

Corporacion GEO S.A.B. de C.V., Series B *	1,952,741	5,470

Desarrolladora Homex S.A.B. de C.V. ADR *	158,527	4,320

Embotelladoras Arca S.A.B. de C.V.	1,605,945	9,300

Fomento Economico Mexicano S.A.B. de C.V. ADR	85,187	5,001

Genomma Lab Internacional S.A.B. de C.V., Class B *	3,582,200	8,110

Grupo Bimbo S.A.B. de C.V., Series A	1,096,868	9,237

Grupo Carso S.A.B. de C.V., Series A1	287,813	959

Grupo Continental S.A.B. de C.V.	113,335	383

Grupo Financiero Banorte S.A.B. de C.V., Class O	2,448,798	11,524

Grupo Financiero Galicia S.A. ADR *	458,600	5,700

Grupo Mexico S.A.B. de C.V., Series B	2,283,700	8,537

Grupo Televisa S.A. ADR *	910,574	22,336

Industrias C.H. S.A.B. de C.V., Series B *	100,044	409

Minera Frisco S.A.B. de C.V., Series A1 *	86,658	378
Telefonos de Mexico S.A.B. de C.V. ADR, Series L	37,371	682
		156,223

Panama – 0.3%

Copa Holdings S.A., Class A	130,600	6,896

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

Peru – 0.8%

Banco Continental S.A.	183,964	$459

Cia de Minas Buenaventura S.A. ADR	124,600	5,354

Credicorp Ltd.	123,070	12,914

Intergroup Financial Services Corp.	14,124	408
Sociedad Minera Cerro Verde SAA	12,521	567
		19,702

Philippines – 0.1%

SM Investments Corp.	172,634	2,063

Poland – 0.7%

Asseco Poland S.A.	26,912	511

KGHM Polska Miedz S.A.	82,615	5,239

Polski Koncern Naftowy Orlen S.A. *	223,111	4,134
Powszechna Kasa Oszczednosci Bank Polski S.A.	462,088	7,113
		16,997

Portugal – 0.2%

Jeronimo Martins SGPS S.A.	249,230	4,009

Russia – 6.0%

CTC Media, Inc.	370,939	8,743

Federal Grid Co. Unified Energy System JSC *	253,867,775	3,706

Gazprom OAO ADR	909,738	29,484

Hydraulic Machines and Systems Group PLC GDR (1)(2)*	694,534	5,518

Lukoil OAO ADR	294,138	21,092

Magnit OJSC GDR (Registered)	225,754	6,849

Magnitogorsk Iron & Steel Works GDR (Registered)	200,393	2,933

Mail.ru Group Ltd. GDR (Registered) *	162,090	4,862

MMC Norilsk Nickel JSC ADR	271,665	7,174

Mobile Telesystems OJSC ADR	259,017	5,499

NovaTek OAO GDR (Registered)	74,986	10,440

Novolipetsk Steel OJSC GDR (Registered)	128,812	5,667

Pharmstandard GDR (Registered) *	21,730	607

Rosneft Oil Co. GDR (Registered)	260,943	2,378

Sberbank of Russia	6,236,411	23,448

Severstal OAO GDR (Registered)	167,874	3,295

Surgutneftegas OJSC ADR	181,703	1,978

Tatneft ADR	12,863	568
TMK OAO GDR (Registered) *	173,908	3,666
		147,907

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

Singapore – 0.1%

China Yuchai International Ltd. *	89,011	$2,611

South Africa – 7.4%

ABSA Group Ltd.	394,589	7,958

African Bank Investments Ltd.	373,850	2,094

Aspen Pharmacare Holdings Ltd. *	630,688	7,360

Barloworld Ltd.	2,077,712	22,916

Emira Property Fund	335,421	641

Exxaro Resources Ltd.	400,900	9,780

FirstRand Ltd.	4,402,996	13,080

Fountainhead Property Trust	894,641	817

Gold Fields Ltd.	270,074	4,718

Imperial Holdings Ltd.	151,451	2,556

Investec Ltd.	206,326	1,610

Kumba Iron Ore Ltd.	31,034	2,190

Life Healthcare Group Holdings Pte Ltd.	258,695	607

Massmart Holdings Ltd.	669,957	13,856

MMI Holdings Ltd.	851,797	2,098

MTN Group Ltd.	277,491	5,599

Nampak Ltd.	100,777	327

Naspers Ltd., Class N	436,554	23,415

Netcare Ltd.	600,975	1,288

Redefine Properties Ltd.	834,385	926

Reunert Ltd.	81,299	704

Sanlam Ltd.	819,626	3,340

Standard Bank Group Ltd.	1,210,106	18,584
Truworths International Ltd.	3,582,591	37,290
		183,754

South Korea – 15.3%

BS Financial Group, Inc. *	909,112	13,177

Celltrion, Inc.	222,219	7,045

Daegu Bank Ltd.	49,372	809

Daelim Industrial Co. Ltd.	26,645	2,594

Daishin Securities Co. Ltd. *	43,937	590

Daum Communications Corp.	52,283	4,665

Dongbu Insurance Co. Ltd. *	5,799	264

GS Holdings	103,307	8,786

Halla Climate Control Corp.	146,252	2,788

Hana Financial Group, Inc.	94,470	4,095

Hankook Tire Co. Ltd.	535,411	17,472

Hanwha Chem Corp.	174,390	6,868

Honam Petrochemical Corp.	16,918	5,965

Hyundai Marine & Fire Insurance Co. Ltd. *	82,760	2,309

Hyundai Motor Co.	142,797	26,505

Kangwon Land, Inc.	88,850	2,068

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

South Korea – 15.3% continued

KB Financial Group, Inc. ADR *	330,582	$17,246

Korea Exchange Bank	154,170	1,361

KP Chemical Corp.	153,360	3,772

KT Corp.	26,863	952

LG Chem Ltd.	30,997	12,986

LG Corp.	47,344	3,526

LG Display Co. Ltd.	86,810	2,718

LG Electronics, Inc.	27,057	2,585

LG Household & Health Care Ltd.	21,504	8,065

LG International Corp.	55,473	2,137

MegaStudy Co. Ltd.	6,548	1,008

NCSoft Corp.	231,072	52,773

Neowiz Games Corp. *	51,383	2,353

NHN Corp. *	53,274	9,294

POSCO	3,174	1,457

Samsung Electronics Co. Ltd.	102,382	86,859

Samsung Engineering Co. Ltd.	34,211	6,509

Samsung Heavy Industries Co. Ltd.	232,820	8,469

Shinhan Financial Group Co. Ltd.	657,788	29,893

Shinsegae Co. Ltd.	38,640	9,186

SK Holdings Co. Ltd.	6,512	984

SK Innovation Co. Ltd.	10,995	2,098
Woongjin Coway Co. Ltd.	174,620	6,025
		378,256

Taiwan – 8.0%

Acer, Inc.	688,236	1,405

Asustek Computer, Inc.	261,080	2,257

Cheng Shin Rubber Industry Co. Ltd.	614,051	1,424

Chunghwa Telecom Co. Ltd.	663,522	2,067

Coretronic Corp.	1,676,000	2,705

Delta Electronics, Inc.	1,495,698	5,927

Eternal Chemical Co. Ltd.	1,458,550	1,722

Farglory Land Development Co. Ltd.	453,000	966

Fubon Financial Holding Co. Ltd.	2,704,548	3,593

Hon Hai Precision Industry Co. Ltd.	6,329,505	22,182

Huaku Development Co. Ltd.	1,369,000	3,832

Largan Precision Co. Ltd.	351,296	9,493

Lite-On Technology Corp.	2,256,675	2,779

Macronix International	2,425,665	1,609

Novatek Microelectronics Corp.	202,034	594

Pegatron Corp. *	540,636	613

Pou Chen Corp.	2,535,000	2,341

President Chain Store Corp.	4,759,408	21,106

Radiant Opto-Electronics Corp.	373,000	899

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

Taiwan – 8.0% continued

Silitech Technology Corp.	467,566	$1,179

Soft-World International Corp.	399,935	1,544

Synnex Technology International Corp.	2,115,511	4,931

Taiwan Cement Corp.	11,762,868	14,194

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,677,188	20,428

Taiwan Semiconductor Manufacturing Co. Ltd.	14,918,270	35,769

Teco Electric and Machinery Co. Ltd.	4,218,000	2,952

TSRC Corp.	555,000	1,423

U-Ming Marine Transport Corp.	950,360	2,022

Unimicron Technology Corp.	3,448,664	5,868

Uni-President Enterprises Corp.	1,983,068	2,716

United Microelectronics Corp.	6,219,000	3,232

Wintek Corp. *	1,046,399	1,855

Wistron Corp.	1,319,208	2,089

WPG Holdings Co. Ltd.	687,924	1,159
Yageo Corp.	17,432,000	8,533
		197,408

Thailand – 3.2%

Bangkok Bank PCL (Registered)	1,154,516	6,616

Bangkok Bank PCL NVDR	1,581,407	8,995

Banpu PCL (Registered)	401,931	10,194

Banpu PCL NVDR	336,800	8,472

Charoen Pokphand Foods PCL (Registered)	4,226,610	3,563

Kasikornbank PCL (Registered)	1,648,033	7,154

Kasikornbank PCL NVDR	2,770,374	11,631

Krung Thai Bank PCL (Registered)	1,136,734	692

Land and Houses PCL (Registered)	683,300	157

Land and Houses PCL NVDR	33,622,221	7,733

PTT PCL NVDR	781,600	9,114

Thanachart Capital PCL (Registered)	1,581,045	1,699

Tisco Financial Group PCL (Registered)	731,400	949
Total Access Communication PCL NVDR	931,000	1,478
		78,447

Turkey – 2.6%

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	166,555	2,355

Ford Otomotiv Sanayi A.S.	1,025,443	9,800

Haci Omer Sabanci Holding A.S.	1,024,967	4,767

KOC Holding A.S.	311,394	1,446

Tofas Turk Otomobil Fabrikasi A.S.	214,640	1,213

Tupras Turkiye Petrol Rafinerileri A.S.	813,781	23,877

Turkiye Garanti Bankasi A.S.	1,333,143	6,235

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.7% continued

Turkey – 2.6% continued

Turkiye Halk Bankasi A.S.	196,515	$1,521

Turkiye Sinai Kalkinma Bankasi A.S.	4,918,800	8,603

Turkiye Sise ve Cam Fabrikalari A.S. *	1,369,544	3,087
Ulker Biskuvi Sanayi A.S.	181,614	661
		63,565

United Kingdom – 1.9%

Anglo American PLC	544,914	28,257

BHP Billiton PLC	172,965	6,888

Eurasia Drilling Co. Ltd. GDR (Registered)	146,608	4,992

Evraz Group S.A. GDR (Registered) *	48,185	1,914
SABMiller PLC	151,653	5,432
		47,483

United States – 0.6%

Cognizant Technology Solutions Corp., Class A *	84,000	6,838

Eurasia Drilling Co. Ltd. GDR (1)(2)	31,377	1,067
First Cash Financial Services, Inc. *	200,300	7,731
		15,636
Total Common Stocks (3)
(Cost $1,807,779)		2,265,369

PREFERRED STOCKS – 4.2%

Brazil – 4.2%

Banco Bradesco S.A.	118,009	2,411

Banco do Estado do Rio Grande do Sul	108,280	1,333

Bradespar S.A.	78,097	2,047

Brasil Telecom S.A.	134,687	1,201

Cia Brasileira de Distribuicao Grupo Pao de Acucar	36,496	1,500

Cia de Bebidas das Americas ADR	518,352	14,675

Confab Industrial S.A.	308,788	832

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	82,644	1,827

Gol Linhas Aereas Inteligentes S.A. *	48,619	650

Itau Unibanco Holding S.A.	17,744	423

Itau Unibanco Holding S.A. ADR	1,865,949	44,876

Itausa Investimentos Itau S.A.	167,275	1,311

Klabin S.A.	779,322	3,150

Metalurgica Gerdau S.A.	171,436	2,558

Petroleo Brasileiro S.A. - Petrobras	528,267	9,225

Suzano Papel e Celulose S.A.	306,946	2,830

Tam S.A.	51,336	991

Telecomunicacoes de Sao Paulo S.A.	38,853	934

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.2% continued

Brazil – 4.2% continued

Usinas Siderurgicas de Minas Gerais S.A., Class A	220,220	$2,664
Vale S.A., Class A	265,607	7,710
		103,148
Total Preferred Stocks (3)
(Cost $84,177)		103,148

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 1.4%

Taiwan – 0.9%

HSBC Bank PLC, Exp. 1/6/21 *	1,414,000	$3,940

HSBC Bank PLC, Exp. 2/18/14 *	334,000	936

JPM Chinatrust Financial Holding Co. Ltd., Exp. 3/9/16, $ 0.01 *	9,384,000	7,939

TPK Holding Co Ltd *	322,000	8,871

United States – 0.5%
HTC Corp., Exp. 11/1/13 *	309,000	12,084
Total Warrants (3)
(Cost $30,386)		33,770

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.3%

Chile – 0.0%

Banco de Chile *	154,780	$1

Philippines – 0.3%

Metropolitan Bank & Trust *	5,231,417	7,734
Total Rights (3)
(Cost $4,572)		7,735

INVESTMENT COMPANIES – 2.7%
Northern Institutional Funds - Diversified Assets Portfolio (4)(5)	67,512,574	67,513
Total Investment Companies
(Cost $67,513)		67,513

Total Investments – 100.3%
(Cost $1,994,427)		2,477,535
Liabilities less Other Assets – (0.3)%		(7,176)
NET ASSETS – 100.0%		$2,470,359

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $6,585,000 or 0.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Eurasia Drilling Co. Ltd. GDR	1/28/11	$944
Hydraulic Machines and Systems Group PLC GDR	2/8/11 - 3/14/11	5,658

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $81,266,000 with net sales of approximately $13,753,000 during the fiscal year ended March 31, 2011.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Multi-Manager Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.3%
Consumer Staples	5.8
Energy	14.6
Financials	25.0
Health Care	1.8
Industrials	6.6
Information Technology	16.0
Materials	12.6
Telecommunication Services	5.6
Utilities	0.7

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

At March 31, 2011, the Multi-Manager Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	29.5%
Korean Won	15.0
Hong Kong Dollar	12.2
South African Rand	9.3
Taiwan Dollar	7.3
Brazilian Real	6.4
All other currencies less than 5%	20.3

Total	100.0%

At March 31, 2011, the Multi-Manager Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	4,645	Hong Kong Dollar	36,163	4/1/11	$4
United States Dollar	2,808	Hong Kong Dollar	21,848	4/4/11	1
United States Dollar	185	Indonesian Rupiah	1,598,680	4/5/11	(1)

Total					$4

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, from a single primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$66,343	$200,411	$–	$266,754
Consumer Staples	32,705	87,871	–	120,576
Energy	124,657	212,400	–	337,057
Financials	128,044	411,630	–	539,674

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Healthcare	$17,710	$24,366	$ –	$42,076
Industrials	61,511	93,694	5,518	160,723
Information Technology	54,375	322,872	–	377,247
Materials	87,617	190,231	–	277,848
Telecommunication Services	68,718	61,094	–	129,812
Utilities	7,225	6,377	–	13,602
Preferred Stocks
Consumer Staples	16,175	–	–	16,175
Energy	9,225	–	–	9,225
Financials	50,354	–	–	50,354
Industrials	1,641	–	–	1,641
Materials	21,791	–	–	21,791
Telecommunication Services	2,135	–	–	2,135
Utilities	1,827	–	–	1,827
Warrants
Financials	8,875	3,940	–	12,815
Information Technology	20,955	–	–	20,955
Rights
Financials	1	7,734	–	7,735
Investment Companies	67,513	–	–	67,513
Total Investments	$849,397	$1,622,620	$5,518	$2,477,535

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$5	$ –	$5
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1)	–	(1)
Total Other Financial Investments	$ –	$4	$ –	$4

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000s)	NET REALIZED GAIN(LOSS) (000s)		NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		NET PURCHASES (SALES) (000s)	TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000s)	BALANCE AS OF 3/31/11 (000s)
Common Stocks
Industrials	$–		$(37)		$(140)	$5,695	$–	$5,518

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6%

Australia – 6.3%

BGP Holdings PLC - (Fractional Shares) *	3,277,404	$–

Dexus Property Group	2,775,257	2,441

FKP Property Group	737,850	649

Goodman Group	6,696,609	4,744

GPT Group	3,404,989	11,059

ING Office Fund	2,697,600	1,730

Mirvac Group	2,001,975	2,578

Stockland	3,856,443	14,801

Westfield Group	1,126,910	10,878
Westfield Retail Trust	1,098,351	2,975
		51,855

Brazil – 0.5%

BR Properties S.A.	204,761	2,151

MRV Engenharia e Participacoes S.A.	64,527	516

PDG Realty S.A. Empreendimentos e Participacoes	106,301	596
Sonae Sierra Brasil *	35,600	506
		3,769

Canada – 2.4%

Boardwalk Real Estate Investment Trust	39,078	1,939

Brookfield Asset Management, Inc., Class A	22,300	724

Calloway Real Estate Investment Trust	75,200	2,001

Canadian Real Estate Investment Trust	12,900	461

Cominar Real Estate Investment Trust	30,700	719

Dundee Real Estate	15,648	482

Dundee Real Estate Investment Trust	55,584	1,898

H&R Real Estate Investment Trust	100,196	2,273

Primaris Retail Real Estate Investment Trust	164,594	3,616
RioCan Real Estate Investment Trust	205,514	5,397
		19,510

China – 1.2%

Agile Property Holdings Ltd.	800,000	1,259

Evergrande Real Estate Group Ltd. *	1,367,000	750

Guangzhou R&F Properties Co. Ltd., Class H	2,100,000	3,119

KWG Property Holding Ltd.	1,718,389	1,389

Longfor Properties Co. Ltd.	491,000	831
Shimao Property Holdings Ltd.	1,938,000	2,750
		10,098

Finland – 0.3%

Sponda OYJ	435,096	2,472

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% continued

France – 5.6%

Accor S.A.	25,020	$1,123

Gecina S.A.	21,124	2,914

ICADE	63,300	7,809

Klepierre	95,168	3,863

Mercialys S.A.	30,299	1,208

Nexity S.A.	26,250	1,302

Societe Immobiliere de Location pour I’Industrie et le Commerce	7,400	1,037
Unibail-Rodamco S.E.	122,351	26,511
		45,767

Germany – 0.3%

Alstria Office REIT A.G.	46,502	647

Deutsche Wohnen A.G. (Bearer) *	117,827	1,700
IVG Immobilien A.G. *	47,030	390
		2,737

Hong Kong – 14.5%

Cheung Kong Holdings Ltd.	58,100	945

China Overseas Land & Investment Ltd.	6,495,440	13,268

Glorious Property Holdings Ltd.	2,249,144	618

Great Eagle Holdings Ltd.	142,900	477

Hang Lung Properties Ltd.	3,288,200	14,417

Hongkong Land Holdings Ltd.	2,900,000	20,313

Hysan Development Co. Ltd.	2,121,852	8,743

Kerry Properties Ltd.	1,796,100	9,009

Lifestyle International Holdings Ltd.	3,444,400	8,253

Link REIT (The)	974,300	3,052

New World Development Ltd.	649,732	1,145

Shangri-La Asia Ltd.	2,945,135	7,593

Sino Land Co. Ltd.	246,158	438

Sun Hung Kai Properties Ltd.	1,234,885	19,519

Swire Pacific Ltd., Class A	128,000	1,877
Wharf Holdings Ltd.	1,307,680	9,027
		118,694

Japan – 8.4%

Advance Residence Investment Corp.	415	816

Aeon Mall Co. Ltd.	315,000	6,764

Daiwa House Industry Co. Ltd.	525,000	6,412

Frontier Real Estate Investment Corp.	134	1,189

Japan Prime Realty Investment Corp.	53	142

Japan Real Estate Investment Corp.	227	2,135

Japan Retail Fund Investment Corp.	448	701

Kenedix Realty Investment Corp.	96	392

Mitsubishi Estate Co. Ltd.	1,039,680	17,587

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% continued

Japan – 8.4% continued

Mitsui Fudosan Co. Ltd.	1,332,596	$21,636

Nippon Accommodations Fund, Inc.	84	603

Nippon Building Fund, Inc.	229	2,221

Nomura Real Estate Holdings, Inc.	175,900	2,667

Nomura Real Estate Office Fund, Inc.	50	338

Sumitomo Realty & Development Co. Ltd.	173,300	3,467

Tokyu Land Corp.	99,000	431
United Urban Investment Corp.	804	1,004
		68,505

Netherlands – 1.0%

Corio N.V.	77,799	5,449

Eurocommercial Properties N.V.	52,400	2,599
Wereldhave N.V.	4,850	518
		8,566

Norway – 0.2%

Norwegian Property ASA *	955,949	1,756

Philippines – 0.3%

SM Prime Holdings, Inc.	9,568,943	2,468

Singapore – 4.7%

Ascendas Real Estate Investment Trust	600,000	971

CapitaCommercial Trust	3,996,558	4,403

CapitaLand Ltd.	3,839,545	10,062

CapitaMall Trust	670,100	998

CapitaMalls Asia Ltd.	1,162,711	1,643

City Developments Ltd.	877,900	8,038

Global Logistic Properties Ltd. *	2,332,100	3,462

Keppel Land Ltd.	2,404,020	8,547
Suntec Real Estate Investment Trust	396,000	484
		38,608

Spain – 0.9%

Sol Melia S.A.	624,000	7,171

Sweden – 0.8%

Castellum AB	261,003	3,804

Fabege AB	216,403	2,342
Hufvudstaden AB, Class A	42,580	507
		6,653

Switzerland – 0.1%

Swiss Prime Site A.G. (Registered) *	12,870	1,015

Thailand – 0.6%

Central Pattana PCL	5,250,000	4,947

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% continued

United Kingdom – 5.7%

British Land Co. PLC	689,607	$6,121

Derwent London PLC	322,441	8,497

Grainger PLC	235,470	406

Great Portland Estates PLC	1,400,711	8,678

Hammerson PLC	669,633	4,807

Land Securities Group PLC	984,631	11,598

Safestore Holdings PLC	330,300	811

Segro PLC	685,161	3,538
Shaftesbury PLC	340,000	2,580
		47,036

United States – 41.8%

Alexandria Real Estate Equities, Inc.	34,300	2,674

AMB Property Corp.	261,800	9,417

American Assets Trust, Inc.	42,805	910

American Campus Communities, Inc.	143,200	4,726

Apartment Investment & Management Co., Class A	172,343	4,390

AvalonBay Communities, Inc.	126,915	15,240

BioMed Realty Trust, Inc.	73,738	1,402

Boston Properties, Inc.	255,927	24,275

BRE Properties, Inc.	54,700	2,581

Brookfield Properties Corp. *	177,400	3,144

Developers Diversified Realty Corp. *	501,543	7,022

Douglas Emmett, Inc. *	230,300	4,318

DuPont Fabros Technology, Inc.	74,539	1,808

Equity Residential	285,227	16,090

Essex Property Trust, Inc.	70,100	8,692

Federal Realty Investment Trust	125,100	10,203

First Industrial Realty Trust, Inc. *	67,362	801

Forest City Enterprises, Inc., Class A *	181,931	3,426

General Growth Properties, Inc. *	491,499	7,608

HCP, Inc.	286,400	10,866

Health Care REIT, Inc.	109,753	5,755

Hersha Hospitality Trust *	194,161	1,153

Highwoods Properties, Inc.	136,500	4,779

Home Properties, Inc.	2,894	171

Host Hotels & Resorts, Inc.	892,143	15,711

Hyatt Hotels Corp., Class A *	52,691	2,268

Kimco Realty Corp.	165,350	3,033

Liberty Property Trust	214,577	7,060

Macerich (The) Co.	108,421	5,370

Mack-Cali Realty Corp.	61,479	2,084

Nationwide Health Properties, Inc.	165,900	7,056

Pebblebrook Hotel Trust	30,800	682

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.6% continued

United States – 41.8% continued

Post Properties, Inc. *	93,955	$3,688

ProLogis	876,792	14,011

PS Business Parks, Inc.	21,854	1,266

Public Storage	159,664	17,708

Regency Centers Corp.	55,600	2,417

Simon Property Group, Inc.	374,197	40,099

SL Green Realty Corp.	146,184	10,993

Starwood Hotels & Resorts Worldwide, Inc.	162,100	9,421

Sunstone Hotel Investors, Inc.*	288,489	2,940

Tanger Factory Outlet Centers, Inc.	46,000	1,207

Taubman Centers, Inc.	101,200	5,422

UDR, Inc.	316,848	7,722

Ventas, Inc.	257,798	13,998
Vornado Realty Trust	197,868	17,313
		342,920
Total Common Stocks (1)
(Cost $587,628)		784,547

INVESTMENT COMPANIES – 4.0%
Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	32,986,499	32,987
Total Investment Companies
(Cost $32,987)		32,987

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Hong Kong – 0.0%
Henderson Land Development Co. Ltd. *	40,600	$2
Total Warrants
(Cost $ – )		2

Total Investments – 99.6%
(Cost $620,615)		817,536
Other Assets less Liabilities – 0.4%		2,936
NET ASSETS – 100.0%		$820,472

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $29,244,000 with net purchases of approximately $3,742,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the industry sectors (unaudited) for the Multi-Manager Global Real Estate Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Hotel Restaurants & Leisure	3.5%
Household Durables	0.3
MultiLine Retail	1.1
Real Estate	6.9
Real Estate Investment Trusts	58.4
Real Estate Management/Development	29.8

Total	100.0%

At March 31, 2011, the Multi-Manager Global Real Estate Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	46.4%
Hong Kong Dollar	13.8
Japanese Yen	8.7
Euro	8.5
Australian Dollar	6.6
British Pound	6.0
All other currencies less than 5%	10.0

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2011

At March 31, 2011, the Multi-Manager Global Real Estate Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Hong Knog Dollar	632	United States Dollar	81	4/1/11	$–
Norwegian Krone	6	United States Dollar	1	4/1/11	–
Singapore Dollar	11	United States Dollar	9	4/1/11	–
United States Dollar	211	British Pound	132	4/1/11	–
United States Dollar	155	Euro	110	4/1/11	1
United States Dollar	35	Japanese Yen	2,876	4/1/11	–
Euro	25	United States Dollar	35	4/4/11	–
British Pound	3	United States Dollar	5	4/4/11	–
Japanese Yen	10,332	United States Dollar	124	4/4/11	1
Norwegian Krone	86	United States Dollar	16	4/4/11	–
United States Dollar	157	British Pound	98	4/4/11	–
United States Dollar	627	Euro	442	4/4/11	(1)
United States Dollar	14	Japanese Yen	1,130	4/4/11	–
Euro	18	United States Dollar	26	4/5/11	–
British Pound	2	United States Dollar	2	4/5/11	–
Japanese Yen	8,992	United States Dollar	109	4/5/11	–

Total					$1

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Global Real Estate Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$12,802	$25,442	$–	$38,244
Financials	353,397	392,906	–	746,303
Investment Companies	32,987	–	–	32,987
Warrants
Financials	2	–	–	2
Total Investments	$399,188	$418,348	$–	$817,536

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$2	$–	$2
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1)	–	(1)
Total Other Financial Investments	$–	$1	$–	$1

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8%

Australia – 2.1%

Alumina Ltd.	6,697,047	$17,057

Australia & New Zealand Banking Group Ltd.	532,145	13,094

Iluka Resources Ltd.	71,404	980

Incitec Pivot Ltd.	3,166,154	14,153

Mount Gibson Iron Ltd. *	1,957,634	4,021

Newcrest Mining Ltd.	418,250	17,281
Telstra Corp. Ltd.	2,454,700	7,155
		73,741

Austria – 0.0%

Schoeller-Bleckmann Oilfield Equipment A.G.	9,642	949

Belgium – 1.3%

Anheuser-Busch InBev N.V.	167,748	9,568

Belgacom S.A.	308,677	11,967

Colruyt S.A.	45,417	2,393
Delhaize Group S.A.	249,100	20,290
		44,218

Brazil – 3.4%

Banco Bradesco S.A. ADR	660,700	13,710

BM&FBOVESPA S.A.	41,700	303

BR Malls Participacoes S.A.	138,200	1,439

BR Properties S.A.	65,600	689

CCR S.A.	59,600	1,730

Centrais Eletricas Brasileiras S.A.	645,968	9,761

Cia de Saneamento Basico do Estado de Sao Paulo ADR	500,400	29,394

Cia Hering	51,776	952

Cia Paranaense de Energia ADR	763,200	21,209

Drogasil S.A.	118,060	923

Embraer S.A.	817,190	6,757

Iochpe-Maxion S.A.	62,600	831

Localiza Rent a Car S.A.	15,900	255

Mills Estruturas e Servicos de Engenharia S.A.	106,960	1,176

Natura Cosmeticos S.A.	105,600	2,975

Odontoprev S.A.	90,215	1,474

Petroleo Brasileiro S.A. ADR	184,000	7,439

Sul America S.A.	27,300	341
Vale S.A. ADR	437,300	14,584
		115,942

Canada – 7.1%

Agrium, Inc.	174,890	16,135

Alimentation Couche Tard, Inc., Class B	74,151	1,949

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Canada – 7.1% continued

Barrick Gold Corp.	502,002	$26,059

Brookfield Asset Management, Inc., Class A	244,200	7,927

Cameco Corp.	112,544	3,381

Canadian National Railway Co.	42,700	3,222

Canadian Natural Resources Ltd.	279,000	13,796

Canadian Western Bank	49,700	1,597

Cenovus Energy, Inc.	182,719	7,218

CI Financial Corp.	47,477	1,129

EnCana Corp.	201,759	6,978

Home Capital Group, Inc.	11,522	676

Kinross Gold Corp.	1,094,815	17,243

Laurentian Bank of Canada	14,126	738

Nexen, Inc.	1,143,899	28,506

Pacific Rubiales Energy Corp.	100,499	2,788

PetroBakken Energy Ltd., Class A	106,635	2,019

Petrominerales Ltd.	29,799	1,129

Royal Bank of Canada	143,800	8,898

Saputo, Inc.	63,204	2,853

Suncor Energy, Inc.	210,300	9,431

Suncor Energy, Inc. (New York Exchange)	368,727	16,534

Teck Resources Ltd., Class B	168,900	8,953

Tim Hortons, Inc.	61,045	2,768

TMX Group, Inc.	165,380	6,622

Toronto-Dominion Bank (The)	95,400	8,443

Toronto-Dominion Bank (The) (New York Exchange)	165,500	14,662

Trican Well Service Ltd.	390,900	8,826
Yamana Gold, Inc.	1,308,410	16,106
		246,586

Chile – 0.1%

Banco Santander Chile ADR	23,341	2,025
Lan Airlines S.A.	27,619	712
		2,737

China – 3.0%

Baidu, Inc. ADR *	197,400	27,204

China National Building Material Co. Ltd., Class H	3,184,000	11,655

China Petroleum & Chemical Corp., Class H	6,304,100	6,338

China Shenhua Energy Co. Ltd., Class H	688,000	3,235

Dongfang Electric Corp. Ltd., Class H	2,604,000	8,863

Dongfeng Motor Group Co. Ltd., Class H	5,006,331	8,575

Focus Media Holding Ltd. ADR *	141,500	4,340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

China – 3.0% continued

Great Wall Motor Co. Ltd., Class H	1,095,750	$2,020

Haitian International Holdings Ltd.	683,000	878

Hollysys Automation Technologies Ltd. *	48,532	645

Huaneng Power International, Inc., Class H	12,468,000	7,286

Industrial & Commercial Bank of China, Class H	11,391,000	9,446

Li Ning Co. Ltd.	1,025,276	1,723

Shanghai Electric Group Co. Ltd., Class H	3,304,000	1,657

Weichai Power Co. Ltd., Class H	170,000	1,031

Yanzhou Coal Mining Co. Ltd. ADR	211,600	7,675
Zhuzhou CSR Times Electric Co. Ltd., Class H	132,000	502
		103,073

Denmark – 0.5%

Coloplast A/S, Class B	19,601	2,837

Novo Nordisk A/S, Class B	116,732	14,631
SimCorp A/S	4,718	756
		18,224

Egypt – 0.0%

Commercial International Bank Egypt S.A.E. *	188,731	1,034
Egyptian Financial Group-Hermes Holding	150,604	553
		1,587

Finland – 1.0%

Kone OYJ, Class B	58,339	3,357

Nokia OYJ	1,053,901	8,967

Nokia OYJ ADR	2,157,811	18,363

Nokian Renkaat OYJ	47,054	2,004
UPM-Kymmene OYJ *	86,869	1,837
		34,528

France – 5.6%

Air Liquide S.A.	22,699	3,020

Alstom S.A.	52,450	3,102

Areva S.A.	147,738	6,550

AXA S.A.	267,738	5,598

BNP Paribas	277,567	20,311

Carrefour S.A.	462,366	20,493

Cie Generale d’Optique Essilor International S.A.	72,409	5,380

EDF Energies Nouvelles S.A.	54,170	2,855

EDF S.A.	221,553	9,183

France Telecom S.A.	962,803	21,597

L’Oreal S.A.	122,032	14,213

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

France – 5.6% continued

Publicis Groupe S.A.	73,067	$4,096

Sanofi-Aventis	268,298	18,843

Schneider Electric S.A.	29,012	4,959

SEB S.A.	13,697	1,349

Societe Generale	100,818	6,555

Suez Environnement Co.	80,499	1,665

Thales S.A.	333,535	13,319

Total S.A.	332,252	20,226

UBISOFT Entertainment *	532,301	5,445
Valeo S.A. *	72,581	4,230
		192,989

Germany – 3.8%

Adidas A.G.	89,780	5,670

Aixtron S.E.	242,927	10,624

Allianz S.E. (Registered)	139,870	19,624

BASF S.E.	116,815	10,128

Bayer A.G. (Registered)	105,856	8,197

Dialog Semiconductor PLC *	186,950	3,897

E.ON A.G.	379,980	11,610

GEA Group A.G.	268,860	8,852

Gerry Weber International A.G.	3,438	200

Infineon Technologies A.G.	340,143	3,487

Lanxess A.G.	31,173	2,332

MTU Aero Engines Holding A.G.	27,228	1,845

SAP A.G.	297,688	18,263

Siemens A.G. (Registered)	148,917	20,399

Symrise A.G.	203,515	5,968
Wincor Nixdorf A.G.	22,075	1,786
		132,882

Greece – 0.1%

National Bank of Greece S.A. *	198,989	1,766

Hong Kong – 2.1%

Cathay Pacific Airways Ltd.	5,704,800	13,632

Cheung Kong Holdings Ltd.	485,607	7,897

China Overseas Land & Investment Ltd.	1,366,000	2,790

CNOOC Ltd.	4,357,522	11,019

Fushan International Energy Group Ltd.	6,996,000	5,022

Hong Kong Exchanges and Clearing Ltd.	399,600	8,678

Hutchison Telecommunications Hong Kong Holdings Ltd.	2,207,148	700

Lonking Holdings Ltd.	1,962,000	1,382

New World Development Ltd.	3,830,900	6,755

Noble Group Ltd.	2,009,000	3,404

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Hong Kong – 2.1% continued

Shangri-La Asia Ltd.	2,366,000	$6,100

Sun Hung Kai Properties Ltd.	246,000	3,888
Value Partners Group Ltd.	731,000	692
		71,959

India – 1.1%

HDFC Bank Ltd. ADR	16,313	2,772

ICICI Bank Ltd. ADR	167,700	8,356

Infosys Technologies Ltd. ADR	55,690	3,993
Tata Motors Ltd. ADR	857,600	23,833
		38,954

Indonesia – 0.6%

Astra International Tbk PT	366,500	2,395

Bank Rakyat Indonesia Persero Tbk PT	3,329,774	2,194

Harum Energy Tbk PT *	32,000	33

Indo Tambangraya Megah PT	338,000	1,790

Indofood Sukses Makmur Tbk PT	3,961,000	2,453

Kalbe Farma Tbk PT	3,468,000	1,352

Telekomunikasi Indonesia Tbk PT ADR	204,091	6,853
United Tractors Tbk PT	1,292,500	3,222
		20,292

Ireland – 1.4%

Covidien PLC	266,490	13,841

CRH PLC	469,190	10,768

Experian PLC	381,990	4,732

Paddy Power PLC	28,946	1,268

Shire PLC	287,075	8,335
WPP PLC	769,967	9,494
		48,438

Israel – 0.4%

Israel Chemicals Ltd.	220,681	3,627
Teva Pharmaceutical Industries Ltd. ADR	195,154	9,791
		13,418

Italy – 1.4%

Ansaldo STS S.p.A.	89,073	1,305

DiaSorin S.p.A.	29,810	1,312

Enel S.p.A.	601,910	3,794

ENI S.p.A.	251,572	6,175

Saipem S.p.A.	371,094	19,708
Telecom Italia S.p.A. (RSP)	12,278,169	16,536
		48,830

Japan – 19.8%

Amada Co. Ltd.	405,609	3,384

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Japan – 19.8% continued

Asahi Glass Co. Ltd.	1,452,600	$18,267

Bank of Yokohama (The) Ltd.	2,427,399	11,527

Canon, Inc.	374,489	16,298

Coca-Cola West Co. Ltd.	1,057,800	19,959

CyberAgent, Inc.	593	2,067

Dai Nippon Printing Co. Ltd.	1,444,000	17,586

Daiichi Sankyo Co. Ltd.	171,800	3,317

Daito Trust Construction Co. Ltd.	22,400	1,527

Dena Co. Ltd.	83,800	3,027

Denki Kagaku Kogyo K.K.	1,624,000	8,005

Disco Corp.	140,700	9,516

Exedy Corp.	55,200	1,658

FANUC Corp.	124,854	18,768

Fast Retailing Co. Ltd.	16,500	2,065

FCC Co. Ltd.	39,300	937

Fuji Heavy Industries Ltd.	798,500	5,145

FUJIFILM Holdings Corp.	362,600	11,229

Fujitsu Ltd.	1,011,000	5,713

Gree, Inc.	102,600	1,721

Inpex Corp.	1,510	11,359

Isuzu Motors Ltd.	2,074,000	8,203

Japan Steel Works (The) Ltd.	424,000	3,263

JS Group Corp.	126,700	3,290

Kakaku.com, Inc.	274	1,517

Kao Corp.	243,000	6,062

KDDI Corp.	1,100	6,751

Keyence Corp.	30,097	7,630

Komatsu Ltd.	455,500	15,371

K’s Holdings Corp.	61,600	1,777

Mabuchi Motor Co. Ltd.	237,200	11,184

Makino Milling Machine Co. Ltd. *	873,000	7,410

Makita Corp.	71,200	3,313

Miraca Holdings, Inc.	32,100	1,229

MISUMI Group, Inc.	60,800	1,509

Mitsubishi Corp.	729,203	20,242

Mitsubishi Electric Corp.	401,000	4,678

Mitsubishi Estate Co. Ltd.	221,000	3,738

Mitsubishi UFJ Financial Group, Inc.	2,202,533	10,168

Mitsui & Co. Ltd.	802,800	14,390

MS&AD Insurance Group Holdings, Inc.	957,684	21,806

Murata Manufacturing Co. Ltd.	51,900	3,737

Nabtesco Corp.	65,000	1,622

Nintendo Co. Ltd.	80,214	21,669

Nippon Telegraph & Telephone Corp. ADR	868,234	19,527

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Japan – 19.8% continued

Nippon Yusen Kabushiki Kaisha	5,113,700	$19,980

Nissan Motor Co. Ltd.	1,212,300	10,756

Nitori Holdings Co. Ltd.	39,050	3,409

Nitto Denko Corp.	355,000	18,582

NKSJ Holdings, Inc.	1,205,366	7,749

Nomura Research Institute Ltd.	196,796	4,344

ORIX Corp.	109,620	10,266

Osaka Securities Exchange Co. Ltd.	201	1,009

OSAKA Titanium Technologies Co.	151,400	10,448

Panasonic Corp.	590,500	7,511

Point, Inc.	15,120	633

Rohm Co. Ltd.	139,800	8,681

Sankyo Co. Ltd.	175,800	9,014

Sawai Phamaceutical Co. Ltd.	11,900	1,027

Secom Co. Ltd.	122,619	5,664

Sekisui House Ltd.	1,037,000	9,653

Seven & I Holdings Co. Ltd.	970,341	24,754

Shiseido Co. Ltd.	518,000	8,968

SMC Corp.	58,211	9,484

Softbank Corp.	259,600	10,264

Sony Financial Holdings, Inc.	196,200	3,854

Sugi Holdings Co. Ltd.	271,749	6,302

Sumitomo Metal Mining Co. Ltd.	457,060	7,863

Sumitomo Mitsui Financial Group, Inc.	461,300	14,342

Sumitomo Mitsui Trust Holdings, Inc.	5,408,590	19,182

Suzuki Motor Corp.	544,901	12,178

Takeda Pharmaceutical Co. Ltd.	62,800	2,929

THK Co. Ltd.	519,819	12,948

Tokyu Land Corp.	1,121,000	4,879

Toshiba Corp.	897,000	4,389

Toyota Motor Corp. ADR	133,630	10,724

USS Co. Ltd.	16,980	1,321

Wacoal Holdings Corp.	886,000	11,163

West Japan Railway Co.	1,721	6,586

Yahoo! Japan Corp.	19,413	6,946
Yamada Denki Co. Ltd.	42,120	2,805
		683,768

Malaysia – 0.2%

Genting Bhd.	835,600	3,041

Sime Darby Bhd.	996,805	3,041
Top Glove Corp. Bhd	354,900	630
		6,712

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Mexico – 0.6%

America Movil S.A.B. de C.V. ADR, Series L	92,827	$5,393

Coca-Cola Femsa S.A.B de C.V. ADR	90,000	6,929

Compartamos S.A.B. de C.V. *	779,600	1,403

Fomento Economico Mexicano S.A.B. de C.V. ADR	57,700	3,387

Genomma Lab Internacional S.A.B. de C.V., Series B *	416,900	944
Grupo Mexico S.A.B. de C.V., Series B	732,000	2,737
		20,793

Netherlands – 3.3%

ASML Holding N.V. *	52,631	2,321

Fugro N.V. - CVA	82,479	7,265

Gemalto N.V.	138,648	6,821

Heineken N.V.	223,104	12,190

ING Groep N.V. - CVA *	490,531	6,226

Royal Dutch Shell PLC ADR	263,211	19,278

Royal Dutch Shell PLC, Class A (Amsterdam Exchange)	577,100	20,974

Royal Dutch Shell PLC, Class A (London Exchange)	354,659	12,866

Royal KPN N.V.	845,630	14,420
Wolters Kluwer N.V.	425,019	9,950
		112,311

Norway – 1.0%

Norwegian Air Shuttle AS *	48,200	936
Statoil ASA	1,166,546	32,371
		33,307

Peru – 0.1%

Credicorp Ltd.	28,620	3,003

Philippines – 0.2%

Megaworld Corp.	132,756,000	6,464

Portugal – 0.1%

EDP - Energias de Portugal S.A.	1,262,369	4,920

Russia – 1.4%

Gazprom OAO ADR	228,024	7,390

LSR Group OJSC GDR (Registered)	401,545	3,848

Mechel ADR	472,600	14,551

NovaTek OAO GDR (Registered)	73,094	10,177
VTB Bank OJSC GDR (Registered)	1,776,108	12,447
		48,413

Singapore – 1.8%

Biosensors International Group Ltd. *	7,346,000	6,887

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Singapore – 1.8% continued

CapitaLand Ltd.	1,111,000	$2,911

CapitaMalls Asia Ltd.	1,808,000	2,555

DBS Group Holdings Ltd.	650,287	7,561

Global Logistic Properties Ltd. *	1,371,000	2,035

Golden Agri-Resources Ltd.	22,628,244	12,358

Keppel Corp. Ltd.	1,284,000	12,539

Midas Holdings Ltd.	765,000	455
United Overseas Bank Ltd.	883,700	13,179
		60,480

South Africa – 2.1%

AngloGold Ashanti Ltd. ADR	374,338	17,949

Aspen Pharmacare Holdings Ltd. *	352,318	4,112

Clicks Group Ltd.	225,392	1,416

Gold Fields Ltd.	781,049	13,645

MTN Group Ltd.	467,200	9,427

Sasol Ltd. ADR	391,700	22,699

Shoprite Holdings Ltd.	98,031	1,502
Wilson Bayly Holmes-Ovcon Ltd.	61,161	974
		71,724

South Korea – 3.1%

Halla Climate Control Corp.	32,980	629

Hyundai Heavy Industries Co. Ltd.	5,387	2,540

Hyundai Mobis	40,522	12,105

Hyundai Motor Co.	20,645	3,832

Korea Electric Power Corp. ADR *	808,849	9,900

LG Chem Ltd.	34,389	14,407

POSCO ADR	121,000	13,829

Samsung Electronics Co. Ltd.	5,938	5,038

Samsung Engineering Co. Ltd.	12,705	2,417

SK Telecom Co. Ltd. ADR	1,948,170	36,645
Woori Finance Holdings Co. Ltd. ADR *	162,500	6,415
		107,757

Spain – 1.1%

Banco Santander S.A.	1,029,783	12,002

Inditex S.A.	135,532	10,880

Prosegur CIA de Securidad S.A. (Registered)	25,523	1,520

Tecnicas Reunidas S.A.	24,568	1,477
Telefonica S.A.	413,672	10,357
		36,236

Sweden – 1.8%

Atlas Copco AB, Class A	180,805	4,806

Elekta AB, Class B	44,262	1,770

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Sweden – 1.8% continued

Hexagon AB, Class B	188,981	$4,509

JM AB	34,826	927

Skandinaviska Enskilda Banken AB, Class A	971,754	8,670

Svenska Cellulosa AB, Class B	804,300	12,940

Swedish Match AB	264,175	8,780

Telefonaktiebolaget LM Ericsson, Class B	845,511	10,873
Volvo AB, Class B *	467,139	8,208
		61,483

Switzerland – 4.6%

Cie Financiere Richemont S.A., Class A (Bearer)	199,203	11,503

Credit Suisse Group A.G. (Registered)	290,800	12,358

Foster Wheeler A.G. *	231,265	8,700

GAM Holding A.G. *	495,149	9,408

Nestle S.A. (Registered)	534,228	30,654

Noble Corp.	192,630	8,788

Novartis A.G. (Registered)	147,866	8,017

Orascom Development Holding A.G. *	24,457	1,139

Partners Group Holding A.G.	13,644	2,609

Roche Holding A.G. (Genusschein)	99,540	14,219

SGS S.A. (Registered)	2,360	4,205

Sika A.G. (Bearer)	839	2,020

Swatch Group (The) A.G. (Registered)	97,265	7,731

UBS A.G. (Registered) *	418,973	7,562
Zurich Financial Services A.G. *	101,772	28,494
		157,407

Taiwan – 0.6%

HTC Corp.	74,000	2,896

Powertech Technology, Inc.	274,000	857
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,527,200	18,601
		22,354

Thailand – 0.3%

Bangkok Bank PCL (Registered)	495,985	2,843

Bangkok Dusit Medical Services Public Co. Ltd., Class F *	319,700	547

Italian-Thai Development PCL (Registered) *	43,185,500	5,997
Kasikornbank PCL (Registered)	531,500	2,307
		11,694

Turkey – 0.3%

KOC Holding A.S. ADR	80,200	1,874

Petkim Petrokimya Holding A.S. *	1,713,245	2,605

Tofas Turk Otomobil Fabrikasi A.S.	219,891	1,242

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

Turkey – 0.3% continued

Turkiye Garanti Bankasi A.S.	741,860	$3,470
Turkiye Halk Bankasi A.S.	220,335	1,706
		10,897

United Kingdom – 14.8%

Abcam PLC	256,973	1,553

Admiral Group PLC	90,161	2,249

Afren PLC *	4,018,378	10,493

Aggreko PLC	71,709	1,813

AMEC PLC	130,121	2,488

Amlin PLC	318,398	1,950

Anglo American PLC	205,415	10,562

Antofagasta PLC	252,025	5,496

Ashmore Group PLC	101,185	538

AstraZeneca PLC	778,613	35,796

Aveva Group PLC	68,222	1,767

Babcock International Group PLC	320,227	3,188

BAE Systems PLC	2,349,400	12,259

Barclays PLC	1,519,513	6,817

Berkeley Group Holdings PLC *	124,951	2,089

BG Group PLC	767,164	19,058

BHP Billiton PLC	255,261	10,118

BP PLC ADR	153,054	6,756

British American Tobacco PLC	353,400	14,202

Britvic PLC	188,263	1,194

Carphone Warehouse Group PLC *	349,019	2,038

Centrica PLC	1,403,252	7,319

Chemring Group PLC	199,085	2,211

Diageo PLC	1,352,880	25,748

Dunelm Group Plc	169,023	1,041

EnQuest PLC *	494,657	1,081

GlaxoSmithKline PLC	2,708,094	51,675

Hargreaves Lansdown PLC	66,636	652

Home Retail Group PLC	2,113,079	6,546

HSBC Holdings PLC	867,694	8,923

IG Group Holdings PLC	214,271	1,570

J. Sainsbury PLC	687,147	3,695

Johnson Matthey PLC	145,623	4,344

Jupiter Fund Management PLC	157,285	725

Lancashire Holdings Ltd.	157,876	1,514

Legal & General Group PLC	1,050,224	1,944

Marks & Spencer Group PLC	1,143,300	6,174

Meggitt PLC	229,704	1,264

Michael Page International PLC	109,709	904

Next PLC	93,617	2,974

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.8% continued

United Kingdom – 14.8% continued

Ocado Group PLC *	271,494	$993

Pearson PLC	782,000	13,854

Petrofac Ltd.	156,696	3,747

Reckitt Benckiser Group PLC	165,541	8,502

Reed Elsevier PLC	1,306,369	11,313

Restaurant Group PLC	120,798	581

Rio Tinto PLC	277,214	19,560

Rolls-Royce Group PLC *	420,488	4,175

Rotork PLC	68,330	1,914

RPS Group PLC	284,639	977

Sage Group (The) PLC	1,397,300	6,241

Scottish & Southern Energy PLC	300,306	6,075

Spirax-Sarco Engineering PLC	57,622	1,792

Standard Chartered PLC	559,180	14,505

Subsea 7 S.A.	376,693	9,507

Telecity Group PLC *	134,624	1,098

Tullow Oil PLC	852,917	19,835

Ultra Electronics Holdings PLC	67,048	1,854

Unilever PLC	448,200	13,669

Victrex PLC	62,935	1,362

Vodafone Group PLC	11,961,402	33,867

Vodafone Group PLC ADR	404,596	11,632

Weir Group (The) PLC	102,485	2,846

Whitbread PLC	98,797	2,618

Willis Group Holdings PLC	309,675	12,499
Xstrata PLC	933,544	21,797
		509,541

United States – 1.6%

Axis Capital Holdings Ltd.	657,837	22,972

Bunge Ltd.	118,590	8,578

Philip Morris International, Inc.	105,496	6,924

RenaissanceRe Holdings Ltd.	210,300	14,508
Schlumberger Ltd.	25,640	2,391
		55,373
Total Common Stocks (1)
(Cost $2,866,015)		3,235,750

PREFERRED STOCKS – 0.7%

Brazil – 0.5%

Centrais Eletricas Brasileiras S.A. ADR	144,684	2,798

Itau Unibanco Holding S.A. ADR	215,432	5,181
Tele Norte Leste Participacoes S.A. ADR	625,800	10,971
		18,950

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.7% continued

France – 0.0%
Areva S.A. *	11,405	$474

Germany – 0.2%
Henkel A.G. & Co. KGaA	89,498	5,541
Total Preferred Stocks (1)
(Cost $17,968)		24,965

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.6%

Russia – 0.3%

Sberbank of Russia *	2,305,228	$8,529

Taiwan – 0.3%
Wintek Corp. *	6,561,425	11,625
Total Warrants (1)
(Cost $20,368)		20,154

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.5%

iShares FTSE A50 China Index ETF	2,042,400	$3,498
Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	150,588,946	150,589
Total Investment Companies
(Cost $154,050)		154,087

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.17%, 5/5/11 (4)	$8,285	$8,285
Total Short-Term Investments
(Cost $8,284)		8,285

Total Investments – 99.8%
(Cost $3,066,685)		3,443,241
Other Assets less Liabilities – 0.2%		8,564
NET ASSETS – 100.0%		$3,451,805

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $111,659,000 with net purchases of approximately $38,930,000 during the fiscal year ended March 31, 2011.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Multi-Manager International Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)
E-Mini MSCI
EAFE Index	713	$60,142	Long	6/11	$1,902

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

At March 31, 2011, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.5%
Consumer Staples	9.4
Energy	12.6
Financials	17.1
Health Care	6.8
Industrials	13.4
Information Technology	8.1
Materials	13.0
Telecommunication Services	7.2
Utilities	3.9

Total	100.0%

At March 31, 2011, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	23.1%
Japanese Yen	19.9
Euro	17.6
British Pound	15.3
All other currencies less than 5%	24.1

Total	100.0%

At March 31, 2011, the Multi-Manager International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Australian Dollar	1,418	United States Dollar	1,455	4/1/11	$(12)
Canadian Dollar	2	United States Dollar	3	4/1/11	–
Danish Krone	239	United States Dollar	45	4/1/11	–
Hong Kong Dollar	8,270	United States Dollar	1,062	4/1/11	(1)
Norwegian Krone	12,289	United States Dollar	2,198	4/1/11	(24)
South African Rand	1,964	United States Dollar	286	4/1/11	(4)
United States Dollar	51	Australian Dollar	49	4/1/11	1
United States Dollar	124	Australian Dollar	120	4/1/11	1
United States Dollar	726	British Pound	452	4/1/11	–
United States Dollar	76	British Pound	47	4/1/11	–

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	52	Canadian Dollar	51	4/1/11	$–
United States Dollar	112	Canadian Dollar	109	4/1/11	–
United States Dollar	19	Hong Kong Dollar	151	4/1/11	–
United States Dollar	6,664	Japanese Yen	549,297	4/1/11	(60)
United States Dollar	221	Japanese Yen	18,220	4/1/11	(2)
United States Dollar	35	Japanese Yen	2,891	4/1/11	–
United States Dollar	418	Korean Won	458,667	4/1/11	–
United States Dollar	95	Singapore Dollar	120	4/1/11	–
United States Dollar	820	Swiss Franc	756	4/1/11	3
Australian Dollar	1,438	United States Dollar	1,483	4/4/11	(3)
Australian Dollar	1,850	United States Dollar	1,913	4/4/11	–
British Pound	2,400	United States Dollar	3,846	4/4/11	(4)
Norwegian Krone	6,219	United States Dollar	1,115	4/4/11	(9)
Norwegian Krone	6,687	United States Dollar	1,209	4/4/11	–
South African Rand	2,187	United States Dollar	318	4/4/11	(5)
United States Dollar	2,188	British Pound	1,361	4/4/11	(5)
United States Dollar	187	British Pound	116	4/4/11	–
United States Dollar	19	Hong Kong Dollar	145	4/4/11	–
United States Dollar	3,233	Japanese Yen	267,851	4/4/11	(13)
United States Dollar	65	Japanese Yen	5,398	4/4/11	–
United States Dollar	1,519	Swiss Franc	1,395	4/4/11	1
South African Rand	578	United States Dollar	84	4/5/11	(1)
United States Dollar	832	British Pound	518	4/5/11	(2)
United States Dollar	282	Japanese Yen	23,383	4/5/11	(1)
United States Dollar	1,960	Swiss Franc	1,796	4/5/11	(5)
South African Rand	870	United States Dollar	127	4/6/11	(1)
South African Rand	1,144	United States Dollar	169	4/7/11	–

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Euro	41,899	United States Dollar	57,779	6/13/11	$(1,512)
United States Dollar	7,100	Euro	5,027	6/13/11	24
Japanese Yen	3,938,587	United States Dollar	47,467	6/14/11	94
Swiss Franc	5,898	United States Dollar	6,252	6/15/11	(174)
Swiss Franc	1,648	United States Dollar	1,776	6/15/11	(20)
United States Dollar	2,461	Swiss Franc	2,226	6/15/11	(36)
Canadian Dollar	4,266	United States Dollar	4,341	6/16/11	(51)
British Pound	39,652	United States Dollar	63,551	6/17/11	11
United States Dollar	10,297	British Pound	6,344	6/17/11	(132)

Total					$(1,942)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager International Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks

Consumer Discretionary	$18,784	$257,061	$–	$275,845

Consumer Staples	34,518	267,949	–	302,467

Energy	175,631	239,561	–	415,192

Financials	148,688	399,552	–	548,240

Health Care	26,050	194,596	–	220,646

Industrials	49,091	388,821	–	437,912

Information Technology	68,806	194,527	–	263,333

Materials	148,147	275,906	–	424,053

Telecommunication Services	80,051	143,041	–	223,092

Utilities	70,264	54,707	–	124,971

Preferred Stocks

Consumer Staples	–	5,541	–	5,541

Financials	5,181	–	–	5,181

Industrials	–	474	–	474

Telecommunication Services	10,970	–	–	10,970

Utilities	2,798	–	–	2,798

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Warrants

Financials	$8,529	$–	$–	$8,529

Information Technology	11,625	–	–	11,625

Investment Companies	150,589	3,498	–	154,087

Short-Term Investments	–	8,285	–	8,285

Total Investments	$1,009,722	$2,433,519	$–	$3,443,241
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$1,902	$–	$–	$1,902

Forward Foreign Currency Exchange Contracts	–	135	–	135

Liabilities

Forward Foreign Currency Exchange Contracts	–	(2,077)	–	(2,077)

Total Other Financial Instruments	$1,902	$(1,942)	$–	$(40)

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000s)	NET REALIZED GAIN(LOSS) (000s)		NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)		NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000s)	BALANCE AS OF 3/31/11 (000s)
Common Stocks
Energy	$366		$(121)	$228		$(473)	$–	$–

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6%

Aerospace/Defense – 2.5%

Boeing (The) Co.	36,051	$2,665

General Dynamics Corp.	67,044	5,133

Lockheed Martin Corp.	40,000	3,216

Northrop Grumman Corp.	123,600	7,751

Raytheon Co.	80,000	4,070
United Technologies Corp.	34,490	2,919
		25,754

Agriculture – 1.2%

Archer-Daniels-Midland Co.	228,000	8,210
Philip Morris International, Inc.	63,700	4,181
		12,391

Apparel – 1.6%

Burberry Group PLC ADR	35,237	1,332

Coach, Inc.	45,118	2,348

NIKE, Inc., Class B	131,807	9,978
Polo Ralph Lauren Corp.	25,495	3,152
		16,810

Auto Manufacturers – 0.7%

Bayerische Motoren Werke A.G. ADR	77,445	2,157
General Motors Co. *	170,000	5,275
		7,432

Auto Parts & Equipment – 0.2%
BorgWarner, Inc. *	25,536	2,035

Banks – 6.1%

Bank of New York Mellon (The) Corp.	283,600	8,471

Citigroup, Inc. *	3,019,077	13,344

Goldman Sachs Group (The), Inc.	81,459	12,909

JPMorgan Chase & Co.	104,500	4,817

PNC Financial Services Group, Inc.	89,029	5,608

U.S. Bancorp	305,737	8,081
Wells Fargo & Co.	351,730	11,150
		64,380

Biotechnology – 1.9%

Alexion Pharmaceuticals, Inc. *	6,435	635

Amgen, Inc. *	173,700	9,284

Celgene Corp. *	58,251	3,351

Gilead Sciences, Inc. *	25,505	1,082

Illumina, Inc. *	37,013	2,594
Vertex Pharmaceuticals, Inc. *	54,429	2,609
		19,555

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% continued

Chemicals – 4.4%

Dow Chemical (The) Co.	265,196	$10,011

E.I. du Pont de Nemours & Co.	213,959	11,761

Monsanto Co.	154,233	11,145

PPG Industries, Inc.	57,431	5,468
Praxair, Inc.	74,867	7,607
		45,992

Commercial Services – 0.4%
Mastercard, Inc., Class A	15,921	4,008

Computers – 4.3%

Apple, Inc. *	60,781	21,179

Cognizant Technology Solutions Corp., Class A *	26,424	2,151

EMC Corp. *	97,839	2,598

International Business Machines Corp.	95,100	15,508
NetApp, Inc. *	77,550	3,736
		45,172

Cosmetics/Personal Care – 0.6%
Estee Lauder (The) Cos., Inc., Class A	61,905	5,965

Distribution/Wholesale – 0.2%
Li & Fung Ltd. ADR	295,163	1,535

Diversified Financial Services – 0.4%

American Express Co.	52,146	2,357
Charles Schwab (The) Corp.	118,073	2,129
		4,486

Electric – 2.0%

Edison International	225,400	8,247

NRG Energy, Inc. *	200,000	4,308
Progress Energy, Inc.	170,800	7,881
		20,436

Electronics – 0.6%
Agilent Technologies, Inc. *	142,222	6,369

Environmental Control – 0.8%
Waste Management, Inc.	222,700	8,316

Food – 2.2%

Kraft Foods, Inc., Class A	264,600	8,298

Kroger (The) Co.	109,600	2,627

Safeway, Inc.	364,462	8,580
Whole Foods Market, Inc.	59,945	3,950
		23,455

Healthcare – Products – 1.6%

Baxter International, Inc.	153,400	8,248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% continued

Healthcare – Products – 1.6% continued
Johnson & Johnson	140,200	$8,307
		16,555

Healthcare – Services – 0.8%
Quest Diagnostics, Inc.	153,100	8,837

Holding Companies – Diversified – 0.1%
LVMH Moet Hennessy Louis Vuitton S.A.	39,903	1,263

Household Products/Wares – 0.8%
Kimberly-Clark Corp.	124,800	8,146

Insurance – 7.0%

Allstate (The) Corp.	262,500	8,342

AON Corp.	117,300	6,212

Genworth Financial, Inc., Class A *	560,000	7,538

Hartford Financial Services Group, Inc.	270,000	7,271

Lincoln National Corp.	125,000	3,755

Loews Corp.	175,000	7,541

Marsh & McLennan Cos., Inc.	281,200	8,382

MetLife, Inc.	175,000	7,828

Travelers (The) Cos., Inc.	141,200	8,399
Unum Group	305,000	8,006
		73,274

Internet – 4.6%

Amazon.com, Inc. *	86,468	15,576

Baidu, Inc. ADR *	98,841	13,621

F5 Networks, Inc. *	22,026	2,259

Google, Inc., Class A *	9,354	5,483

Mail.ru Group Ltd. GDR (1)(2)*	21,254	637

priceline.com, Inc. *	16,847	8,532

Tencent Holdings Ltd. ADR	63,700	1,555
Youku.com, Inc. ADR *	15,922	757
		48,420

Lodging – 0.2%

Marriott International, Inc., Class A	69,937	2,488
Marriott International, Inc., Class A – (Fractional Shares) *	9,000	–
		2,488

Machinery – Diversified – 0.9%

Cummins, Inc.	28,166	3,087

Deere & Co.	35,411	3,431
Rockwell Automation, Inc.	29,580	2,800
		9,318

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% continued

Media – 3.4%

Comcast Corp., Class A	336,900	$8,328

Time Warner, Inc.	296,228	10,575

Viacom, Inc., Class B	255,000	11,863
Walt Disney (The) Co.	117,046	5,044
		35,810

Metal Fabrication/Hardware – 0.8%
Precision Castparts Corp.	59,032	8,688

Mining – 2.7%

AngloGold Ashanti Ltd. ADR	245,000	11,748

Barrick Gold Corp.	200,000	10,382

BHP Billiton PLC ADR	25,788	2,052
Freeport-McMoRan Copper & Gold, Inc.	78,483	4,360
		28,542

Miscellaneous Manufacturing – 1.7%

Danaher Corp.	79,199	4,110

Eaton Corp.	91,162	5,054
Ingersoll-Rand PLC *	184,374	8,907
		18,071

Office/Business Equipment – 1.2%

Pitney Bowes, Inc.	155,500	3,995
Xerox Corp.	804,700	8,570
		12,565

Oil & Gas – 8.2%

Anadarko Petroleum Corp.	78,157	6,403

Apache Corp.	92,000	12,045

Canadian Natural Resources Ltd.	145,000	7,167

Chevron Corp.	81,600	8,766

Concho Resources, Inc. *	11,348	1,218

ConocoPhillips	108,100	8,633

Continental Resources, Inc. *	26,837	1,918

EOG Resources, Inc.	42,776	5,069

Hess Corp.	50,000	4,261

Marathon Oil Corp.	162,800	8,679

Noble Energy, Inc.	60,000	5,799

Occidental Petroleum Corp.	116,414	12,164
Talisman Energy, Inc.	175,000	4,322
		86,444

Oil & Gas Services – 2.6%

Halliburton Co.	239,825	11,953

National Oilwell Varco, Inc.	103,500	8,204
Schlumberger Ltd.	78,958	7,364
		27,521

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% continued

Pharmaceuticals – 7.0%

Allergan, Inc.	39,525	$2,807

Cardinal Health, Inc.	205,200	8,440

Express Scripts, Inc. *	67,528	3,755

Mead Johnson Nutrition Co.	62,159	3,601

Merck & Co., Inc.	375,800	12,405

Novo-Nordisk A/S ADR	16,909	2,118

Pfizer, Inc.	1,155,302	23,464

Sanofi-Aventis S.A. ADR	300,000	10,566

Shire PLC ADR	36,447	3,175
Teva Pharmaceutical Industries Ltd. ADR	55,241	2,771
		73,102

Pipelines – 0.8%
Williams (The) Cos., Inc.	270,300	8,428

Retail – 6.1%

Bed Bath & Beyond, Inc. *	20,853	1,007

Chipotle Mexican Grill, Inc. *	11,433	3,114

Cie Financiere Richemont S.A. ADR	904,919	5,212

Costco Wholesale Corp.	41,011	3,007

CVS Caremark Corp.	394,700	13,546

Lowe’s Cos., Inc.	312,100	8,249

McDonald’s Corp.	68,516	5,213

Starbucks Corp.	222,328	8,215

Tiffany & Co.	105,952	6,510

TJX Cos., Inc.	120,260	5,980

Urban Outfitters, Inc. *	26,946	804
Yum! Brands, Inc.	54,546	2,803
		63,660

Semiconductors – 1.8%

Atmel Corp. *	82,673	1,127

Avago Technologies Ltd.	44,671	1,389

Broadcom Corp., Class A *	216,373	8,521
Intel Corp.	405,700	8,183
		19,220

Shipbuilding – 0.1%
Huntington Ingalls Industries, Inc. *	20,600	855

Software – 4.6%

CA, Inc.	660,000	15,959

Microsoft Corp.	200,000	5,072

Oracle Corp.	451,804	15,077

Red Hat, Inc. *	56,450	2,562

Salesforce.com, Inc. *	46,052	6,151

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% continued

Software – 4.6% continued
VMware, Inc., Class A *	41,674	$3,398
		48,219

Telecommunications – 5.0%

Acme Packet, Inc. *	21,109	1,498

American Tower Corp., Class A *	52,562	2,724

AT&T, Inc.	292,600	8,954

Juniper Networks, Inc. *	97,130	4,087

Motorola Mobility Holdings, Inc. *	217,700	5,312

Motorola Solutions, Inc. *	402,914	18,006

QUALCOMM, Inc.	59,587	3,267
Verizon Communications, Inc.	222,600	8,579
		52,427

Transportation – 1.5%

Expeditors International of Washington, Inc.	17,791	892

Union Pacific Corp.	139,835	13,750
United Parcel Service, Inc., Class B	16,147	1,200
		15,842
Total Common Stocks
(Cost $819,181)		981,786
PREFERRED STOCKS – 0.4%

Banks – 0.4%

Itau Unibanco Holding S.A. ADR	134,200	3,227
Wells Fargo & Co. *	34,675	974
		4,201
Total Preferred Stocks
(Cost $3,039)		4,201
INVESTMENT COMPANIES – 5.7%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	60,190,640	60,191
Total Investment Companies
(Cost $60,191)		60,191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.17%, 5/5/11 (5)	$1,965	$1,965
Total Short-Term Investments
(Cost $1,965)		1,965

Total Investments – 99.9%
(Cost $884,376)		1,048,143
Other Assets less Liabilities – 0.1%		667
NET ASSETS – 100.0%		$1,048,810

(1)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of the restricted illiquid security amounted to approximately $637,000 or 0.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Mail.ru Group Ltd. GDR	11/5/10-11/17/10	$741

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $32,643,000 with net purchases of approximately $27,548,000 during the fiscal year ended March 31, 2011.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Multi-Manager Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)

S&P 500	65	$21,466	Long	6/11	$442

At March 31, 2011, the industry sectors (unaudited) for the Multi-Manager Large

Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.1%
Consumer Staples	7.1
Energy	12.4
Financials	14.9
Health Care	12.3
Industrials	9.2
Information Technology	18.2
Materials	7.6
Telecommunication Services	2.1
Utilities	2.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks	$981,786 (1)	$–	$–	$981,786

Preferred Stocks	4,201	–	–	4,201

Investment Companies	60,191	–	–	60,191

Short-Term Investments	–	1,965	–	1,965

Total Investments	$1,046,178	$1,965	$–	$1,048,143

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$442	$–	$–	$442

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2%

Aerospace/Defense – 1.8%

Aerovironment, Inc. *	124,085	$4,339

BE Aerospace, Inc. *	41,759	1,484

L-3 Communications Holdings, Inc.	47,700	3,735

Northrop Grumman Corp.	51,100	3,205

Raytheon Co.	41,500	2,111

Teledyne Technologies, Inc. *	34,200	1,769
Triumph Group, Inc.	38,950	3,445
		20,088

Agriculture – 0.4%

Archer-Daniels-Midland Co.	98,100	3,533
Reynolds American, Inc.	40,000	1,421
		4,954

Airlines – 0.1%
Skywest, Inc.	68,200	1,154

Apparel – 1.3%

Coach, Inc.	84,625	4,404

Deckers Outdoor Corp. *	48,435	4,172

Gildan Activewear, Inc.	106,500	3,490

Jones Group (The), Inc.	42,900	590
Timberland (The) Co., Class A *	51,100	2,110
		14,766

Auto Manufacturers – 0.2%
Oshkosh Corp. *	70,900	2,508

Auto Parts & Equipment – 1.3%

Autoliv, Inc.	48,000	3,563

Cooper Tire & Rubber Co.	91,000	2,343

Lear Corp.	114,000	5,571
TRW Automotive Holdings Corp. *	65,864	3,628
		15,105

Banks – 3.7%

Banco Latinoamericano de Comercio Exterior S.A., Class E	57,900	1,011

Capital One Financial Corp.	52,916	2,750

City Holding Co.	410	14

City National Corp.	28,679	1,636

CVB Financial Corp.	191,900	1,787

East West Bancorp, Inc.	132,860	2,918

Fifth Third Bancorp	720,900	10,006

FNB Corp.	80,300	846

Huntington Bancshares, Inc.	600,000	3,984

International Bancshares Corp.	55,300	1,014

KeyCorp	1,138,300	10,108

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Banks – 3.7% continued

PrivateBancorp, Inc.	68,300	$1,044

Regions Financial Corp.	111,000	806

Signature Bank *	47,105	2,657
State Street Corp.	28,300	1,272
		41,853

Beverages – 1.4%

Coca-Cola Enterprises, Inc.	71,700	1,957

Constellation Brands, Inc., Class A *	254,300	5,157
Green Mountain Coffee Roasters, Inc. *	127,500	8,238
		15,352

Biotechnology – 1.5%

Biogen Idec, Inc. *	59,100	4,337

Dendreon Corp. *	113,900	4,263

Human Genome Sciences, Inc. *	125,447	3,444

Medicines (The) Co.*	62,900	1,025
Vertex Pharmaceuticals, Inc. *	90,700	4,347
		17,416

Building Materials – 0.1%
Owens Corning *	26,900	968

Chemicals – 2.6%

Agrium, Inc.	28,000	2,583

Arch Chemicals, Inc.	26,500	1,102

Ashland, Inc.	40,500	2,339

CF Industries Holdings, Inc.	28,500	3,899

Eastman Chemical Co.	14,000	1,391

Huntsman Corp.	224,000	3,893

Lubrizol Corp.	37,900	5,077

NewMarket Corp.	18,300	2,895

PolyOne Corp.	112,700	1,602

Sigma-Aldrich Corp.	52,010	3,310
Stepan Co.	18,790	1,362
		29,453

Coal – 0.6%

Peabody Energy Corp.	66,600	4,793
Walter Energy, Inc.	16,400	2,221
		7,014

Commercial Services – 4.2%

Advance America Cash Advance Centers, Inc.	116,100	615

Alliance Data Systems Corp. *	45,800	3,934

Capella Education Co. *	56,700	2,823

China Real Estate Information Corp. ADR *	149,425	1,167

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Commercial Services – 4.2% continued

Convergys Corp. *	203,200	$2,918

Gartner, Inc. *	52,003	2,167

Green Dot Corp., Class A *	78,700	3,377

Hertz Global Holdings, Inc. *	235,825	3,686

Pre-Paid Legal Services, Inc. *	11,700	772

R.R. Donnelley & Sons Co.	94,600	1,790

Resources Connection, Inc.	254,800	4,941

Robert Half International, Inc.	148,000	4,529

SAIC, Inc. *	50,900	861

SEI Investments Co.	181,700	4,339

ServiceSource International, Inc. *	4,700	57

Strayer Education, Inc.	29,100	3,797

SuccessFactors, Inc. *	102,750	4,016
Weight Watchers International, Inc.	34,375	2,410
		48,199

Computers – 2.8%

Cognizant Technology Solutions Corp., Class A *	80,715	6,570

Computer Sciences Corp.	60,000	2,924

IHS, Inc., Class A *	95,740	8,497

Lexmark International, Inc., Class A *	41,000	1,519

MICROS Systems, Inc. *	116,239	5,746

NCR Corp. *	119,700	2,255

Seagate Technology PLC *	155,700	2,242
Western Digital Corp. *	45,600	1,700
		31,453

Distribution/Wholesale – 1.4%

Fastenal Co.	77,035	4,994

Fossil, Inc. *	40,400	3,783

Ingram Micro, Inc., Class A *	55,300	1,163

LKQ Corp. *	161,396	3,890
United Stationers, Inc.	21,800	1,549
		15,379

Diversified Financial Services – 3.7%

Affiliated Managers Group, Inc. *	33,370	3,650

Ameriprise Financial, Inc.	75,300	4,599

Discover Financial Services	240,000	5,789

Eaton Vance Corp.	62,785	2,024

GFI Group, Inc.	158,800	797

IntercontinentalExchange, Inc. *	29,275	3,617

Invesco Ltd.	277,000	7,080

Janus Capital Group, Inc.	347,400	4,332

Knight Capital Group, Inc., Class A *	80,200	1,075

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Diversified Financial Services – 3.7% continued

Raymond James Financial, Inc.	121,025	$4,628
T.Rowe Price Group, Inc.	71,900	4,775
		42,366

Electric – 2.9%

Ameren Corp.	89,000	2,498

American Electric Power Co., Inc.	61,700	2,168

CMS Energy Corp.	449,100	8,820

DPL, Inc.	95,600	2,621

DTE Energy Co.	37,400	1,831

El Paso Electric Co. *	92,200	2,803

Entergy Corp.	9,600	645

GenOn Energy, Inc. *	396,049	1,509

MDU Resources Group, Inc.	57,865	1,329

Portland General Electric Co.	151,700	3,606

PPL Corp.	86,300	2,184
Public Service Enterprise Group, Inc.	77,700	2,448
		32,462

Electrical Components & Equipment – 0.3%
AMETEK, Inc.	85,300	3,742

Electronics – 2.1%

Amphenol Corp., Class A	87,000	4,732

Benchmark Electronics, Inc. *	34,600	656

Dolby Laboratories, Inc., Class A *	37,470	1,844

FLIR Systems, Inc.	72,590	2,512

Gentex Corp.	71,030	2,149

Pulse Electronics Corp.	33,600	203

TE Connectivity Ltd.	85,400	2,974

Tech Data Corp. *	25,700	1,307

Trimble Navigation Ltd. *	94,625	4,782

Vishay Intertechnology, Inc. *	76,700	1,361
Waters Corp.*	17,563	1,526
		24,046

Engineering & Construction – 1.2%

KBR, Inc.	224,400	8,475

McDermott International, Inc. *	126,000	3,199
Tutor Perini Corp.	98,100	2,390
		14,064

Environmental Control – 0.5%
Stericycle, Inc. *	63,035	5,589

Food – 1.5%

Cal-Maine Foods, Inc.	24,000	708

Chiquita Brands International, Inc. *	65,800	1,009

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Food – 1.5% continued

ConAgra Foods, Inc.	126,600	$3,007

Dean Foods Co. *	88,200	882

Fresh Del Monte Produce, Inc.	42,800	1,118

Hain Celestial Group (The), Inc. *	115,125	3,716

Safeway, Inc.	99,700	2,347

Smithfield Foods, Inc. *	170,000	4,090
SUPERVALU, Inc.	67,800	605
		17,482

Forest Products & Paper – 0.9%

Boise, Inc.	199,900	1,831

International Paper Co.	189,900	5,731
MeadWestvaco Corp.	99,850	3,029
		10,591

Gas – 1.2%

Atmos Energy Corp.	53,400	1,821

Energen Corp.	48,400	3,055

NiSource, Inc.	315,000	6,042

Questar Corp.	116,000	2,024
Southern Union Co.	43,800	1,253
		14,195

Hand/Machine Tools – 0.2%
Lincoln Electric Holdings, Inc.	30,485	2,314

Healthcare – Products – 3.1%

C.R. Bard, Inc.	26,420	2,624

DENTSPLY International, Inc.	59,910	2,216

IDEXX LABORATORIES, Inc. *	59,890	4,625

Intuitive Surgical, Inc. *	15,688	5,231

Kinetic Concepts, Inc. *	27,600	1,502

ResMed, Inc. *	125,374	3,761

Varian Medical Systems, Inc. *	59,550	4,028

Volcano Corp. *	121,300	3,105
Zimmer Holdings, Inc. *	133,200	8,063
		35,155

Healthcare – Services – 1.9%

Aetna, Inc.	125,200	4,686

CIGNA Corp.	66,800	2,958

Coventry Health Care, Inc. *	55,400	1,767

Health Management Associates, Inc., Class A *	590,000	6,431
Health Net, Inc. *	171,000	5,592
		21,434

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Home Furnishings – 0.7%

Harman International Industries, Inc.	89,628	$4,196
Whirlpool Corp.	37,600	3,210
		7,406

Household Products/Wares – 0.6%

American Greetings Corp., Class A	31,900	753

Blyth, Inc.	12,175	395

Central Garden and Pet Co., Class A *	99,100	913
Church & Dwight Co., Inc.	54,243	4,304
		6,365

Housewares – 0.1%
Newell Rubbermaid, Inc.	67,100	1,284

Insurance – 5.4%

ACE Ltd.	78,200	5,060

Aflac, Inc.	13,700	723

Allied World Assurance Co. Holdings Ltd.	11,890	745

Allstate (The) Corp.	55,200	1,754

American Financial Group, Inc.	49,800	1,744

Aspen Insurance Holdings Ltd.	30,700	846

Assurant, Inc.	83,000	3,196

Chubb Corp.	59,400	3,642

Endurance Specialty Holdings Ltd.	53,153	2,595

Everest Re Group Ltd.	23,100	2,037

Genworth Financial, Inc., Class A *	35,900	483

Hartford Financial Services Group, Inc.	292,200	7,869

Lincoln National Corp.	243,800	7,324

Marsh & McLennan Cos., Inc.	125,400	3,738

Meadowbrook Insurance Group, Inc.	173,800	1,799

Montpelier Re Holdings Ltd.	33,200	587

PartnerRe Ltd.	10,700	848

Presidential Life Corp.	44,400	423

Tower Group, Inc.	139,500	3,352

Unum Group	100,500	2,638

Validus Holdings Ltd.	32,200	1,073

W.R. Berkley Corp.	45,900	1,479
XL Group PLC	296,700	7,299
		61,254

Internet – 2.6%

Akamai Technologies, Inc. *	54,690	2,078

Baidu, Inc. ADR *	40,600	5,595

Ctrip.com International Ltd. ADR *	88,153	3,657

E-Commerce China Dangdang, Inc. ADR *	130,388	2,690

F5 Networks, Inc. *	42,565	4,366

Qihoo 360 Technology Co. Ltd. ADR *	5,000	148

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Internet – 2.6% continued

Symantec Corp. *	212,125	$3,933

TIBCO Software, Inc. *	103,103	2,810
Youku.com, Inc. ADR *	96,480	4,584
		29,861

Iron/Steel – 0.1%
Cliffs Natural Resources, Inc.	9,700	953

Leisure Time – 0.2%
Royal Caribbean Cruises Ltd. *	47,259	1,950

Lodging – 0.3%

Marriott International, Inc., Class A – Fractional Shares *	34,801	–
Wyndham Worldwide Corp.	94,650	3,011
		3,011

Machinery – Diversified – 1.8%

Albany International Corp., Class A	6,100	152

Flowserve Corp.	40,320	5,193

Gardner Denver, Inc.	25,755	2,010

IDEX Corp.	63,985	2,793

NACCO Industries, Inc., Class A	7,929	877

Rockwell Automation, Inc.	43,600	4,127
Roper Industries, Inc.	66,041	5,710
		20,862

Media – 1.0%

CBS Corp., Class B (Non Voting)	87,375	2,188

DISH Network Corp., Class A *	47,700	1,162

FactSet Research Systems, Inc.	42,920	4,495

Gannett Co., Inc.	130,900	1,994
Viacom, Inc., Class B	37,000	1,721
		11,560

Metal Fabrication/Hardware – 0.5%
Timken (The) Co.	111,500	5,831

Mining – 0.6%

Alcoa, Inc.	338,000	5,966
USEC, Inc. *	172,000	757
		6,723

Miscellaneous Manufacturing – 1.4%

Crane Co.	77,200	3,739

Eaton Corp.	82,500	4,574

EnPro Industries, Inc. *	42,200	1,532

ITT Corp.	41,100	2,468

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Miscellaneous Manufacturing – 1.4% continued
Pentair, Inc.	105,000	$3,968
		16,281

Office/Business Equipment – 0.5%
Xerox Corp.	558,125	5,944

Oil & Gas – 5.4%

Atwood Oceanics, Inc. *	56,300	2,614

Brigham Exploration Co. *	135,300	5,030

Chesapeake Energy Corp.	142,400	4,773

Concho Resources, Inc. *	44,940	4,822

Denbury Resources, Inc. *	188,000	4,587

Hess Corp.	47,200	4,022

Murphy Oil Corp.	36,300	2,665

Newfield Exploration Co. *	34,000	2,584

Noble Corp.	54,200	2,473

Noble Energy, Inc.	13,443	1,299

Plains Exploration & Production Co. *	81,100	2,938

Range Resources Corp.	57,340	3,352

Tesoro Corp. *	81,200	2,179

Ultra Petroleum Corp. *	71,300	3,512

Valero Energy Corp.	185,600	5,535

W&T Offshore, Inc.	164,600	3,751

Western Refining, Inc. *	209,600	3,553
Whiting Petroleum Corp. *	20,800	1,528
		61,217

Oil & Gas Services – 4.0%

CARBO Ceramics, Inc.	43,650	6,160

Complete Production Services, Inc. *	22,200	706

Core Laboratories N.V.	65,200	6,661

FMC Technologies, Inc. *	78,170	7,386

Helix Energy Solutions Group, Inc. *	6,600	114

Hornbeck Offshore Services, Inc. *	5,585	172

Oceaneering International, Inc. *	100,605	8,999

Oil States International, Inc. *	118,930	9,055

SEACOR Holdings, Inc.	8,000	740
Superior Energy Services, Inc. *	139,000	5,699
		45,692

Packaging & Containers – 0.2%
Sonoco Products Co.	57,900	2,098

Pharmaceuticals – 2.4%

AmerisourceBergen Corp.	83,000	3,284

Cardinal Health, Inc.	55,500	2,283

Cephalon, Inc. *	43,700	3,312

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Pharmaceuticals – 2.4% continued

Endo Pharmaceuticals Holdings, Inc. *	41,700	$1,591

Forest Laboratories, Inc. *	52,300	1,689

Ironwood Pharmaceuticals, Inc. *	90,800	1,271

McKesson Corp.	28,000	2,213

Mylan, Inc. *	222,338	5,040

Par Pharmaceutical Cos., Inc. *	62,763	1,951
SXC Health Solutions Corp. *	77,860	4,267
		26,901

Pipelines – 0.3%
Spectra Energy Corp.	138,000	3,751

Real Estate Investment Trusts – 3.3%

Annaly Capital Management, Inc.	84,600	1,476

BioMed Realty Trust, Inc.	132,000	2,511

Brandywine Realty Trust	164,200	1,993

Capstead Mortgage Corp.	111,100	1,420

CBL & Associates Properties, Inc.	366,500	6,385

CommonWealth REIT	81,875	2,126

DuPont Fabros Technology, Inc.	85,000	2,061

Home Properties, Inc.	107,500	6,337

Hospitality Properties Trust	127,700	2,956

Lexington Realty Trust	254,500	2,380

MFA Financial, Inc.	341,900	2,804

Parkway Properties, Inc.	53,600	911
Vornado Realty Trust	53,900	4,716
		38,076

Retail – 7.7%

American Eagle Outfitters, Inc.	132,500	2,105

Bob Evans Farms, Inc.	22,700	740

Brinker International, Inc.	93,600	2,368

CarMax, Inc. *	132,300	4,247

Cheesecake Factory (The), Inc. *	40,230	1,211

Children’s Place Retail Stores (The), Inc. *	46,200	2,302

Chipotle Mexican Grill, Inc. *	17,455	4,754

Copart, Inc. *	85,085	3,687

Dick’s Sporting Goods, Inc. *	138,490	5,537

Dillard’s, Inc., Class A	53,900	2,162

Dollar Tree, Inc. *	29,805	1,655

GameStop Corp., Class A *	79,000	1,779

Gap (The), Inc.	188,400	4,269

Kohl’s Corp.	17,900	949

Macy’s, Inc.	231,625	5,619

Nu Skin Enterprises, Inc., Class A	85,800	2,467

O’Reilly Automotive, Inc. *	90,490	5,200

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Retail – 7.7% continued

Panera Bread Co., Class A *	50,950	$6,471

Phillips-Van Heusen Corp.	86,135	5,601

Pier 1 Imports, Inc. *	69,375	704

RadioShack Corp.	109,800	1,648

Ruby Tuesday, Inc. *	71,600	939

Rue21, Inc. *	141,233	4,068

Signet Jewelers Ltd. *	107,000	4,924

Tractor Supply Co.	99,250	5,941

Urban Outfitters, Inc. *	92,026	2,745
Williams-Sonoma, Inc.	83,354	3,376
		87,468

Savings & Loans – 0.6%
First Niagara Financial Group, Inc.	390,000	5,296
Hudson City Bancorp, Inc.	132,000	1,278
		6,574

Semiconductors – 2.5%

Altera Corp.	54,964	2,419

ARM Holdings PLC ADR	241,200	6,795

Atmel Corp. *	425,000	5,793

Cavium Networks, Inc. *	98,505	4,426

Fairchild Semiconductor International, Inc. *	189,300	3,445

KLA-Tencor Corp.	46,400	2,198

Micron Technology, Inc. *	151,200	1,733
ON Semiconductor Corp. *	168,420	1,662
		28,471

Shipbuilding – 0.0%
Huntington Ingalls Industries, Inc. *	8,517	353

Software – 5.0%

ANSYS, Inc. *	126,455	6,853

athenahealth, Inc. *	102,935	4,645

Cerner Corp. *	45,834	5,097

Citrix Systems, Inc. *	62,520	4,593

Cornerstone OnDemand, Inc. *	9,412	172

Fiserv, Inc. *	43,135	2,705

Intuit, Inc. *	99,530	5,285

MSCI, Inc. Class A *	113,946	4,195

Progress Software Corp. *	164,000	4,771

QLIK Technologies, Inc. *	172,081	4,474

Red Hat, Inc. *	33,750	1,532

Salesforce.com, Inc. *	50,500	6,746
VMware, Inc., Class A *	76,602	6,246
		57,314

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% continued

Telecommunications – 2.3%

Alcatel-Lucent ADR *	853,250	$4,957

Aruba Networks, Inc. *	142,200	4,812

Cincinnati Bell, Inc. *	483,300	1,295

Finisar Corp. *	71,000	1,747

Harris Corp.	74,900	3,715

MetroPCS Communications, Inc. *	136,500	2,217

Millicom International Cellular S.A.	9,648	928

NII Holdings, Inc. *	40,447	1,686

Qwest Communications International, Inc. *	340,000	2,322

RF Micro Devices, Inc. *	273,700	1,754
USA Mobility, Inc.	41,200	597
		26,030

Transportation – 2.8%

Atlas Air Worldwide Holdings, Inc. *	52,000	3,626

C.H. Robinson Worldwide, Inc.	100,650	7,461

CSX Corp.	22,954	1,804

Expeditors International of Washington, Inc.	188,960	9,475

Genesee & Wyoming, Inc., Class A *	37,655	2,192

J.B. Hunt Transport Services, Inc.	31,206	1,417

Overseas Shipholding Group, Inc.	35,600	1,144

Ryder System, Inc.	85,400	4,321
Tidewater, Inc.	4,200	251
		31,691

Trucking & Leasing – 0.3%

Aircastle Ltd.	138,300	1,669
AMERCO, Inc. *	17,500	1,698
		3,367

Water – 0.7%
American Water Works Co., Inc.	280,000	7,854
Total Common Stocks
(Cost $852,908)		1,095,244

INVESTMENT COMPANIES – 3.5%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	39,522,001	39,522
Total Investment Companies
(Cost $39,522)		39,522

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.17%, 5/5/11 (3)	$1,805	$1,805
Total Short-Term Investments
(Cost $1,805)		1,805

Total Investments – 99.8%
(Cost $894,235)		1,136,571
Other Assets less Liabilities – 0.2%		1,827
NET ASSETS – 100.0%		$1,138,398

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $12,567,000 with net purchases of approximately $26,955,000 during the fiscal year ended March 31, 2011.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)

S&P Mid Cap 400 E-mini	276	$27,249	Long	6/11	$845

At March 31, 2011, the Industry Sectors (Unaudited) for the Multi-Manager Mid Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.6%
Consumer Staples	4.1
Energy	11.3
Financials	18.5
Health Care	10.2
Industrials	14.4
Information Technology	16.6
Materials	4.6
Telecommunication Services	0.8
Utilities	4.9

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks	$1,095,244 (1)	$–	$–	$1,095,244

Investment Companies	39,522	–	–	39,522

Short-Term Investments	–	1,805	–	1,805

Total Investments	$1,134,766	$1,805	$–	$1,136,571

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$845	$–	$–	$845

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5%

Advertising – 0.5%

Interpublic Group of Cos. (The), Inc.	65,000	$817
MDC Partners, Inc., Class A	118,526	1,988
		2,805

Aerospace/Defense – 2.2%

Alliant Techsystems, Inc.	58,200	4,113

Curtiss-Wright Corp.	30,200	1,061

Embraer S.A.	13,700	462

Kaman Corp.	113,885	4,009
Teledyne Technologies, Inc. *	61,700	3,190
		12,835

Airlines - 0.3%
Copa Holdings S.A., Class A	34,790	1,837

Apparel – 1.7%

Columbia Sportswear Co.	30,708	1,825

CROCS, Inc. *	97,890	1,746

Jones Group (The), Inc.	249,000	3,424

Quiksilver, Inc. *	433,300	1,915
Steven Madden Ltd. *	22,150	1,039
		9,949

Auto Manufacturers – 0.2%
Wabash National Corp. *	118,915	1,377

Auto Parts & Equipment – 1.6%

Cooper Tire & Rubber Co.	98,164	2,528

Goodyear Tire & Rubber (The) Co. *	192,500	2,883
Miller Industries, Inc.	244,892	3,977
		9,388

Banks – 2.9%

Associated Banc-Corp.	79,000	1,173

CapitalSource, Inc. *	234,800	1,653

Cass Information Systems, Inc.	39,665	1,559

Community Bank System, Inc.	38,550	936

First Horizon National Corp.	131,985	1,480

First Horizon National Corp. - Fractional Shares *	63,966	–

First Interstate Bancsystem, Inc.	91,337	1,242

Fulton Financial Corp.	181,075	2,012

Synovus Financial Corp.	206,400	495

Trustmark Corp.	46,000	1,077

Webster Financial Corp.	77,200	1,654

Westamerica Bancorporation	35,632	1,830

Wilmington Trust Corp.	30,100	136

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Banks – 2.9% continued
Wintrust Financial Corp.	56,710	$2,084
		17,331

Biotechnology – 0.2%
Emergent Biosolutions, Inc. *	56,610	1,368

Chemicals – 1.0%

Arch Chemicals, Inc.	31,000	1,289

Cabot Corp.	48,111	2,227

Innophos Holdings, Inc.	40,468	1,866
Landec Corp. *	119,515	777
		6,159

Commercial Services – 12.7%

AerCap Holdings N.V. *	278,326	3,499

American Public Education, Inc. *	72,719	2,941

Capella Education Co. *	21,497	1,070

CBIZ, Inc. *	334,161	2,409

CDI Corp.	30,533	452

Chemed Corp.	112,865	7,518

Convergys Corp. *	180,200	2,588

Corporate Executive Board (The) Co.	30,340	1,225

CoStar Group, Inc. *	25,500	1,598

Forrester Research, Inc.	52,745	2,020

Global Cash Access Holdings, Inc. *	146,112	478

Global Payments, Inc.	21,400	1,047

Grand Canyon Education, Inc. *	74,404	1,079

Heidrick & Struggles International, Inc.	73,300	2,040

Hudson Highland Group, Inc. *	261,055	1,697

Huron Consulting Group, Inc. *	37,220	1,031

iSoftstone Holdings Ltd. ADR *	61,555	1,139

KAR Auction Services, Inc. *	165,323	2,536

Kenexa Corp. *	25,900	715

Manpower, Inc.	24,400	1,534

MAXIMUS, Inc.	59,730	4,848

Parexel International Corp. *	51,770	1,289

PHH Corp. *	142,300	3,098

R.R. Donnelley & Sons Co.	159,400	3,016

Rent-A-Center, Inc.	46,100	1,609

Resources Connection, Inc.	184,875	3,585

Ritchie Bros. Auctioneers, Inc.	129,352	3,641

Rollins, Inc.	215,825	4,381

United Rentals, Inc. *	45,680	1,520

Universal Technical Institute, Inc.	36,130	703

Valassis Communications, Inc. *	221,700	6,460

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMONS TOCKS – 95.5% continued

Commercial Services – 12.7% continued
VistaPrint N.V. *	48,922	$2,539
		75,305

Computers – 2.1%

Ciber, Inc. *	360,305	2,414

Echelon Corp. *	152,139	1,541

Keyw Holding (The) Corp. *	75,438	927

Ness Technologies, Inc. *	240,327	1,538

RealD, Inc. *	29,325	802

Stratasys, Inc. *	42,284	1,987

Syntel, Inc.	35,015	1,829
Telvent GIT S.A. *	42,620	1,241
		12,279

Distribution/Wholesale – 1.3%

Beacon Roofing Supply, Inc. *	111,880	2,290

LKQ Corp. *	120,415	2,902

Owens & Minor, Inc.	74,576	2,422
Titan Machinery, Inc. *	6,401	162
		7,776

Diversified Financial Services – 2.0%

Affiliated Managers Group, Inc. *	25,700	2,811

Financial Engines, Inc. *	67,024	1,847

Nelnet, Inc., Class A	186,856	4,079
Portfolio Recovery Associates, Inc. *	37,898	3,226
		11,963

Electric – 2.2%

EnerNOC, Inc. *	44,073	842

Great Plains Energy, Inc.	238,800	4,781

Portland General Electric Co.	174,600	4,150

UIL Holdings Corp.	51,060	1,558
Westar Energy, Inc.	57,400	1,517
		12,848

Electrical Components & Equipment – 0.6%

Belden, Inc.	41,831	1,571
GrafTech International Ltd. *	84,300	1,739
		3,310

Electronics – 2.7%

Coherent, Inc. *	11,400	662

CTS Corp.	98,147	1,060

FARO Technologies, Inc. *	41,395	1,656

Gentex Corp.	153,505	4,644

National Instruments Corp.	146,100	4,788

Park Electrochemical Corp.	47,955	1,547

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Electronics – 2.7% continued

SRS Labs, Inc. *	72,254	$617
Stoneridge, Inc. *	79,440	1,161
		16,135

Engineering & Construction – 0.3%

EMCOR Group, Inc. *	15,900	493
Insituform Technologies, Inc., Class A *	38,400	1,027
		1,520

Entertainment – 0.6%

Lakes Entertainment, Inc. *	55,300	149

Shuffle Master, Inc. *	104,580	1,117
Six Flags Entertainment Corp.	35,578	2,562
		3,828

Food – 1.4%

Lancaster Colony Corp.	23,910	1,449

Overhill Farms, Inc. *	399,352	2,428

Ralcorp Holdings, Inc. *	13,500	924
United Natural Foods, Inc. *	75,484	3,383
		8,184

Gas – 0.5%
South Jersey Industries, Inc.	47,581	2,663

Hand/Machine Tools – 0.4%
Franklin Electric Co., Inc.	50,920	2,353

Healthcare – Products – 5.7%

Abaxis, Inc. *	131,189	3,783

Align Technology, Inc. *	99,695	2,042

Angiodynamics, Inc. *	129,220	1,954

Cepheid, Inc. *	195,753	5,485

Cooper (The) Cos., Inc.	35,768	2,484

Kinetic Concepts, Inc. *	62,400	3,396

Masimo Corp.	52,120	1,725

Medtox Scientific, Inc.	35,380	580

Meridian Bioscience, Inc.	72,406	1,737

NuVasive, Inc. *	93,910	2,378

STERIS Corp.	38,854	1,342

Techne Corp.	29,395	2,105

Teleflex, Inc.	37,900	2,197

West Pharmaceutical Services, Inc.	31,759	1,422
Zoll Medical Corp. *	26,240	1,176
		33,806

Healthcare – Services – 1.4%

Amedisys, Inc. *	27,225	953

Bio-Reference Labs, Inc. *	65,560	1,471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Healthcare – Services – 1.4% continued

IPC The Hospitalist Co., Inc. *	43,175	$1,960

LifePoint Hospitals, Inc. *	27,900	1,121
Mednax, Inc. *	45,305	3,018
		8,523

Home Furnishings – 0.4%

Furniture Brands International, Inc. *	225,800	1,027
Tempur-Pedic International, Inc. *	31,420	1,592
		2,619

Household Products/Wares – 0.8%

Ennis, Inc.	65,287	1,112

Helen of Troy Ltd. *	36,900	1,085
Tupperware Brands Corp.	45,145	2,695
		4,892

Housewares – 0.3%
Toro (The) Co.	27,719	1,836

Insurance – 4.5%

Alterra Capital Holdings Ltd.	80,224	1,792

American Equity Investment Life Holding Co.	172,677	2,265

CNO Financial Group, Inc. *	366,300	2,751

Employers Holdings, Inc.	68,200	1,409

Endurance Specialty Holdings Ltd.	35,800	1,748

Global Indemnity Plc *	163,748	3,599

Hanover Insurance Group (The), Inc.	15,600	706

MGIC Investment Corp. *	262,705	2,335

Platinum Underwriters Holdings Ltd.	47,639	1,815

Primerica, Inc.	1,600	41

Protective Life Corp.	63,400	1,683

StanCorp Financial Group, Inc.	29,696	1,370

Symetra Financial Corp.	287,710	3,913
Unitrin, Inc.	37,500	1,158
		26,585

Internet – 3.9%

Ancestry.com, Inc. *	44,925	1,593

BroadSoft, Inc. *	78,000	3,720

Constant Contact, Inc. *	131,751	4,598

DealerTrack Holdings, Inc. *	77,560	1,781

IAC/InterActiveCorp *	89,800	2,774

j2 Global Communications, Inc. *	123,300	3,638

Liquidity Services, Inc. *	54,200	968

ReachLocal, Inc. *	39,500	790

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Internet – 3.9% continued
Shutterfly, Inc. *	57,290	$3,000
		22,862

Investment Companies – 0.4%
Hercules Technology Growth Capital, Inc.	200,437	2,205

Iron/Steel – 0.5%

Schnitzer Steel Industries, Inc., Class A	25,915	1,685
Universal Stainless & Alloy *	43,600	1,470
		3,155

Leisure Time – 0.5%
Life Time Fitness, Inc. *	78,855	2,942

Machinery – Construction & Mining – 0.2%
Terex Corp. *	37,900	1,404

Media – 0.8%

DG FastChannel, Inc. *	73,300	2,362
Dolan (The) Co. *	178,094	2,162
		4,524

Metal Fabrication/Hardware – 0.7%

CIRCOR International, Inc.	24,100	1,133

Dynamic Materials Corp.	56,815	1,588
Haynes International, Inc.	24,865	1,379
		4,100

Mining – 1.8%

Globe Specialty Metals, Inc.	110,990	2,526

Horsehead Holding Corp. *	153,060	2,610

Noranda Aluminium Holding Corp. *	280,200	4,497
Silvercorp Metals, Inc.	81,100	1,182
		10,815

Miscellaneous Manufacturing – 1.4%

A.O. Smith Corp.	49,550	2,197

Brink’s (The) Co.	99,734	3,302

Hexcel Corp. *	66,200	1,304
Polypore International, Inc. *	23,905	1,376
		8,179

Oil & Gas – 5.7%

Berry Petroleum Co., Class A	26,600	1,342

Carrizo Oil & Gas, Inc. *	37,240	1,375

Cobalt International Energy, Inc. *	161,200	2,710

Comstock Resources, Inc. *	150,145	4,645

Goodrich Petroleum Corp. *	131,610	2,924

Holly Corp.	18,513	1,125

Oasis Petroleum, Inc. *	43,700	1,382

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Oil & Gas – 5.7% continued

Penn Virginia Corp.	106,900	$1,813

Petrohawk Energy Corp. *	195,030	4,786

Petroquest Energy, Inc. *	42,000	393

Quicksilver Resources, Inc. *	169,435	2,425

Resolute Energy Corp. *	103,500	1,878

SM Energy Co.	31,942	2,370

Stone Energy Corp. *	130,300	4,348
Venoco, Inc. *	27,500	470
		33,986

Oil & Gas Services – 0.2%
North American Energy Partners, Inc. *	77,475	955

Packaging & Containers – 1.2%

Silgan Holdings, Inc.	121,182	4,622
Temple-Inland, Inc.	96,519	2,258
		6,880

Pharmaceuticals – 1.7%

Cardiome Pharma Corp. *	123,946	531

Durect Corp. *	385,098	1,386

Medicis Pharmaceutical Corp., Class A	38,600	1,237

Neogen Corp. *	76,285	3,157

Pozen, Inc. *	176,152	946

Salix Pharmaceuticals Ltd. *	62,245	2,180
USANA Health Sciences, Inc. *	16,085	555
		9,992

Real Estate – 0.6%
MI Developments, Inc., Class A	125,600	3,640

Real Estate Investment Trusts – 3.9%

American Campus Communities, Inc.	33,806	1,116

BioMed Realty Trust, Inc.	67,100	1,276

Brandywine Realty Trust	152,430	1,851

CapLease, Inc. *	71,700	393

Cypress Sharpridge Investments, Inc.	203,090	2,575

Entertainment Properties Trust	40,500	1,896

Equity Lifestyle Properties, Inc.	24,532	1,414

First Potomac Realty Trust	79,690	1,255

Government Properties Income Trust	130,768	3,512

Hatteras Financial Corp.	46,800	1,316

LTC Properties, Inc.	26,600	754

Mack-Cali Realty Corp.	36,293	1,230

Medical Properties Trust, Inc.	122,300	1,415

MFA Financial, Inc.	194,330	1,594

Starwood Property Trust, Inc.	62,600	1,396

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Real Estate Investment Trusts - 3.9% continued
Walter Investment Management Corp.	7,800	$126
		23,119

Retail – 4.8%

99 Cents Only Stores *	17,300	339

AFC Enterprises, Inc. *	55,825	845

American Eagle Outfitters, Inc.	89,500	1,422

Ascena Retail Group, Inc. *	60,700	1,967

Bob Evans Farms, Inc.	63,825	2,081

Cabela’s, Inc. *	65,435	1,637

Cash America International, Inc.	118,452	5,455

Cheesecake Factory (The), Inc. *	86,400	2,600

Finish Line (The), Inc., Class A	128,963	2,560

Jack in the Box, Inc. *	21,400	485

Regis Corp.	89,895	1,595

Stage Stores, Inc.	199,974	3,843

Wendy’s/Arby’s Group, Inc., Class A	146,300	736
World Fuel Services Corp.	71,300	2,895
		28,460

Savings & Loans – 0.7%

Astoria Financial Corp.	119,691	1,720

First Financial Holdings, Inc.	34,100	385
Northwest Bancshares, Inc.	168,400	2,112
		4,217

Semiconductors – 3.3%

Cabot Microelectronics Corp. *	51,430	2,687

Inphi Corp. *	71,872	1,510

Netlogic Microsystems, Inc. *	75,420	3,169

ON Semiconductor Corp. *	85,600	845

Power Integrations, Inc.	74,689	2,863

Rubicon Technology, Inc. *	83,030	2,298

Semtech Corp. *	133,455	3,339
Teradyne, Inc. *	144,005	2,565
		19,276

Shipbuilding – 0.1%
Huntington Ingalls Industries, Inc. (1)*	12,300	510

Software – 6.2%

ACI Worldwide, Inc. *	34,184	1,121

Acxiom Corp. *	140,700	2,019

Allscripts Healthcare Solutions, Inc. *	115,790	2,431

ANSYS, Inc. *	25,508	1,382

athenahealth, Inc. *	16,907	763

Blackbaud, Inc.	80,624	2,196

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Software - 6.2% continued

Broadridge Financial Solutions, Inc.	45,700	$1,037

CommVault Systems, Inc. *	43,780	1,746

Concur Technologies, Inc. *	24,080	1,335

Digi International, Inc. *	180,965	1,911

ePocrates, Inc. *	46,800	927

Guidance Software, Inc. *	85,323	715

Innerworkings, Inc. *	421,601	3,111

NetSuite, Inc. *	32,095	933

Progress Software Corp. *	104,700	3,046

Quality Systems, Inc.	31,990	2,666

Rosetta Stone, Inc.*	94,471	1,248

Taleo Corp., Class A *	35,575	1,268

Ultimate Software Group, Inc. *	75,775	4,452
Verint Systems, Inc. *	63,746	2,285
		36,592

Storage/Warehousing – 0.6%
Mobile Mini, Inc. *	151,668	3,643

Telecommunications – 2.0%

Arris Group, Inc. *	213,400	2,719

Ciena Corp. *	107,145	2,781

InterDigital, Inc.	47,600	2,271

Plantronics, Inc.	46,250	1,694
Sycamore Networks, Inc.	107,320	2,622
		12,087

Transportation – 3.5%

Atlas Air Worldwide Holdings, Inc. *	62,800	4,379

Bristow Group, Inc. *	8,800	416

CAI International, Inc. *	40,850	1,056

Celadon Group, Inc. *	89,078	1,447

Con-way, Inc.	116,400	4,573

Echo Global Logistics, Inc. *	48,828	641

Forward Air Corp.	41,785	1,280

Knight Transportation, Inc.	79,860	1,537

Saia, Inc. *	18,500	303

Scorpio Tankers, Inc. *	107,791	1,113

Teekay Tankers Ltd., Class A *	81,800	856

Tidewater, Inc.	32,086	1,920
Vitran Corp., Inc. *	79,861	1,125
		20,646

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% continued

Trucking & Leasing – 0.3%

GATX Corp.	45,010	$1,740
Total Common Stocks
(Cost $481,482)		565,403

INVESTMENT COMPANIES – 4.6%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	26,965,155	26,965
Total Investment Companies
(Cost $26,965)		26,965

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.13%, 5/5/11 (4)	$675	$675
Total Short-Term Investments
(Cost $675)		675

Total Investments – 100.2%
(Cost $509,122)		593,043
Liabilities less Other Assets – (0.2)%		(1,296)
NET ASSETS – 100.0%		$591,747

(1)	When-Issued Security.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $16,336,000 with net purchases of approximately $10,629,000 during the fiscal year ended March 31, 2011.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Multi-Manager Small Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)

Russell 2000 Mini	129	$10,858	Long	6/11	$357

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

At March 31, 2011, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	1.7
Energy	7.6
Financials	17.1
Health Care	12.5
Industrials	18.9
Information Technology	20.9
Materials	5.0
Telecommunication Services	0.1
Utilities	2.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Small Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks	$565,403 (1)	$–	$–	$565,403

Investment Companies	26,965	–	–	26,965

Short-Term Investments	–	675	–	675

Total Investments	$592,368	$675	$–	$593,043

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$357	$–	$–	$357

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the fiscal years ended March 31, 2010 and March 31, 2011.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.4%

Home Equity – 0.2%

Asset Backed Securities Corp., Series 2006-HE7, Class A4,

0.40%, 11/25/36	$1,525	$631

Option One Mortgage Loan Trust, Series 2007-1, Class 2A2,

0.35%, 1/25/37	819	528
		1,159

Other – 0.4%

Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1,

0.70%, 1/25/36	300	203

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B,

5.10%, 5/25/35	225	179

Countrywide Asset-Backed Certificates, Series 2004-4, Class M1,

0.97%, 7/25/34	150	116

DSC Floorplan Master Owner Trust, Series 2011-1, Class B,

8.11%, 3/15/16 (1)	500	500

First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10, Class A4,

0.40%, 7/25/36	585	429

Fremont Home Loan Trust, Series 2006-D, Class 2A3,

0.40%, 11/25/36	1,387	567

Park Place Securities, Inc., Series 2004-WCW2, Class M2,

0.90%, 10/25/34	375	292

Saxon Asset Securities Trust, Series 2004-3, Class M2,

0.90%, 12/26/34	330	276

Structured Asset Investment Loan Trust,

0.90%, 10/25/34	388	246
		2,808

Whole Loan – 0.8%

Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1,

0.51%, 1/25/36	177	118

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1,

0.46%, 5/25/35	433	288

Countrywide Alternative Loan Trust, Series 2005-38, Class A3,

0.60%, 9/25/35	318	202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.4% continued

Whole Loan – 0.8% continued

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3,

3.29%, 4/25/35	$628	$321

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3,

0.59%, 3/25/35	647	408

Impac CMB Trust, Series 2005-3, Class A1,

0.73%, 8/25/35	224	165

Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 4A1,

5.53%, 5/25/36	613	342

Lehman Mortgage Trust, Series 2005-3, Class 1A6,

0.75%, 1/25/36	296	205

Lehman Mortgage Trust, Series 2007-8, Class 2A1,

6.50%, 9/25/37	643	539

Luminent Mortgage Trust, Series 2006-6, Class A1,

0.45%, 10/25/46	796	545

Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1,

2.65%, 3/25/35	568	399

Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1,

2.64%, 3/25/35	179	160

Mastr Adjustable Rate Mortgages Trust, Series 2007-1, Class 12A1,

0.41%, 1/25/47	1,061	625

WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A,

2.98%, 9/25/46	660	537

Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1,

0.49%, 1/25/47	1,146	522
		5,376
Total Asset-Backed Securities
(Cost $9,010)		9,343

CONVERTIBLE BONDS – 7.1%

Aerospace/Defense – 0.0%

Alliant Techsystems, Inc.,

2.75%, 9/15/11	220	221

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 7.1% continued

Airlines – 0.3%

AirTran Holdings, Inc.,

5.25%, 11/1/16	$83	$118

AMR Corp.,

6.25%, 10/15/14	210	219

United Continental Holdings, Inc.,

4.50%, 6/30/21	1,525	1,542
		1,879

Auto Manufacturers – 0.2%

Ford Motor Co.,

4.25%, 11/15/16	790	1,432

Auto Parts & Equipment – 0.1%

Meritor, Inc.,

4.00%, 2/15/27	590	597

TRW Automotive, Inc.,

3.50%, 12/1/15 (1)(2)	87	174
		771

Biotechnology – 0.8%

Amylin Pharmaceuticals, Inc.,

3.00%, 6/15/14	1,659	1,431

Dendreon Corp.,

2.88%, 1/15/16	31	31

Gilead Sciences, Inc.,

0.50%, 5/1/11	405	445

1.00%, 5/1/14 (1)	222	249

Life Technologies Corp.,

3.25%, 6/15/25	352	392

PDL BioPharma, Inc.,

2.00%, 2/15/12	135	135

Vertex Pharmaceuticals, Inc.,

3.35%, 10/1/15	1,990	2,415
		5,098

Building Materials – 0.0%

Cemex S.A.B. de C.V.,

3.25%, 3/15/16 (1)(2)	87	90

3.75%, 3/15/18 (1)(2)	89	92
		182

Coal – 0.2%

Peabody Energy Corp.,

4.75%, 12/15/41	1,045	1,390

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 7.1% continued

Commercial Services – 0.2%

Kendle International, Inc.,

3.38%, 7/15/12	$1,360	$1,287

Computers – 0.0%

Mentor Graphics Corp.,

4.00%, 4/1/31 (1)	31	32

SanDisk Corp.,

1.50%, 8/15/17	113	128
		160

Food – 0.1%

Smithfield Foods, Inc.,

4.00%, 6/30/13	120	152

Tyson Foods, Inc.,

3.25%, 10/15/13	245	319
		471

Healthcare – Products – 0.3%

Hologic, Inc.,

2.00%, 12/15/37	2,051	1,979

2.00%, 12/15/37	115	140
		2,119

Home Builders – 0.0%

Lennar Corp.,

2.00%, 12/1/20 (1)(2)	105	106

Insurance – 0.0%

Old Republic International Corp.,

3.75%, 3/15/18	28	28

Radian Group, Inc.,

3.00%, 11/15/17	58	53
		81

Internet – 0.2%

Digital River, Inc.,

2.00%, 11/1/30 (1)	140	147

Earthlink, Inc.,

3.25%, 11/15/26	301	321

Level 3 Communications, Inc.,

7.00%, 3/15/15	485	571

WebMD Health Corp.,

2.25%, 3/31/16 (1)(2)	32	31

2.50%, 1/31/18 (1)	91	92
		1,162

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 7.1% continued

Investment Companies – 0.0%

Ares Capital Corp.,

5.13%, 6/1/16 (1)(2)	$15	$15

Lodging – 0.0%

Home Inns & Hotels Management, Inc.,

2.00%, 12/15/15 (1)	75	76

Machinery - Diversified – 0.0%

Altra Holdings, Inc.,

2.75%, 3/1/31 (1)(2)	57	62

Metal Fabrication/Hardware – 0.0%

RTI International Metals, Inc.,

3.00%, 12/1/15	114	132

Miscellaneous Manufacturing – 0.4%

Trinity Industries, Inc.,

3.88%, 6/1/36	2,140	2,333

Oil & Gas – 1.0%

Chesapeake Energy Corp.,

2.50%, 5/15/37	2,430	2,637

2.25%, 12/15/38	2,625	2,405

InterOil Corp.,

2.75%, 11/15/15	7	7

Penn Virginia Corp.,

4.50%, 11/15/12	985	1,012

Quicksilver Resources, Inc.,

1.88%, 11/1/24	149	160
		6,221

Oil & Gas Services – 0.1%

Newpark Resources, Inc.,

4.00%, 10/1/17	174	187

Subsea 7 S.A.,

2.25%, 10/11/13	200	247
		434

Packaging & Containers – 0.3%

Owens-Brockway Glass Container, Inc.,

3.00%, 6/1/15 (1)	1,939	1,966

Pharmaceuticals – 0.6%

Nektar Therapeutics,

3.25%, 9/28/12	170	170

Omnicare, Inc.,

3.75%, 12/15/25	735	935

3.25%, 12/15/35	2,315	2,147

Savient Pharmaceuticals, Inc.,

4.75%, 2/1/18	30	35

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 7.1% continued

Pharmaceuticals – 0.6% continued

Shire PLC,

2.75%, 5/9/14	$425	$481

Teva Pharmaceutical Finance Co. LLC,

0.25%, 2/1/26	165	190
		3,958

Real Estate Investment Trusts – 0.0%

Boston Properties L.P.,

3.75%, 5/15/36	29	34

Semiconductors – 1.2%

Intel Corp.,

2.95%, 12/15/35	5,575	5,735

Micron Technology, Inc.,

1.88%, 6/1/14	1,125	1,225

1.88%, 6/1/27	70	85

ON Semiconductor Corp.,

(0.07)%, 4/15/24 (3)	263	294

2.63%, 12/15/26	213	250

Photronics, Inc.,

3.25%, 4/1/16 (1)(2)	13	15

Veeco Instruments, Inc.,

4.13%, 4/15/12	50	92

Xilinx, Inc.,

3.13%, 3/15/37	190	220
		7,916

Telecommunications – 1.1%

Alcatel-Lucent USA, Inc.,

2.88%, 6/15/23	310	276

2.88%, 6/15/25	1,080	1,056

Ciena Corp.,

4.00%, 3/15/15 (1)(2)	315	462

0.88%, 6/15/17	4,945	4,827

3.75%, 10/15/18 (1)(2)	20	30

Comtech Telecommunications Corp.,

3.00%, 5/1/29	173	181
		6,832

Trucking & Leasing – 0.0%

Greenbrier Cos., Inc.,

3.50%, 4/1/18 (1)	44	46
Total Convertible Bonds
(Cost $40,402)		46,384

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3%

Advertising – 0.6%

Lamar Media Corp.,

6.63%, 8/15/15	$900	$918

7.88%, 4/15/18	1,500	1,609

Visant Corp.,

10.00%, 10/1/17	1,095	1,182
		3,709

Aerospace/Defense – 0.6%

TransDigm, Inc.,

7.75%, 12/15/18 (1)	2,250	2,416

Triumph Group, Inc.,

8.63%, 7/15/18	1,050	1,158
		3,574

Airlines – 0.3%

Continental Airlines, Inc., Series 1998-1, Class B, Pass Through Trust,

6.75%, 3/15/17	17	17

Continental Airlines, Inc., Series 1999-1, Class B, Pass Through Trust,

6.80%, 8/2/18	1,097	1,075

Continental Airlines, Inc., Series 1999-2, Class B, Pass Through Trust,

7.57%, 3/15/20	159	158

Continental Airlines, Inc., Series 2000-1, Class A-1, Pass Through Trust,

8.05%, 11/1/20	238	259

Continental Airlines, Inc., Series 2001-1, Class A-1, Pass Through Trust,

6.70%, 6/15/21	145	151

Continental Airlines, Inc., Series 2007-1, Class B, Pass Through Trust,

6.90%, 4/19/22	113	114

United AirLines, Inc., Series 2009-1, Pass Through Trust,

10.40%, 11/1/16	293	335
		2,109

Apparel – 0.4%

Jones Apparel Group (The), Inc.,

6.13%, 11/15/34	1,010	806

Levi Strauss & Co.,

8.88%, 4/1/16	700	730

7.63%, 5/15/20	150	150

Quiksilver, Inc.,

6.88%, 4/15/15	925	911
		2,597

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Auto Manufacturers – 0.8%

Ford Motor Co.,

7.45%, 7/16/31	$4,185	$4,531

Oshkosh Corp.,

8.25%, 3/1/17	535	588
		5,119

Auto Parts & Equipment – 1.0%

Allison Transmission, Inc.,

11.00%, 11/1/15 (1)	500	542

11.25%, 11/1/15 (1)	500	543

Goodyear Tire & Rubber (The) Co.,

8.25%, 8/15/20	1,210	1,295

7.00%, 3/15/28	80	75

Meritor, Inc.,

8.13%, 9/15/15	520	541

Pinafore LLC/Pinafore, Inc.,

9.00%, 10/1/18 (1)	1,300	1,411

Tenneco, Inc.,

7.75%, 8/15/18	400	427

TRW Automotive, Inc.,

8.88%, 12/1/17 (1)	475	532

Uncle Acquisition 2010 Corp.,

8.63%, 2/15/19 (1)	1,000	1,050
		6,416

Banks – 1.4%

Ally Financial, Inc.,

8.30%, 2/12/15	1,725	1,891

6.25%, 12/1/17 (1)	550	560

7.50%, 9/15/20 (1)	1,000	1,066

8.00%, 11/1/31	1,565	1,706

CIT Group, Inc.,

7.00%, 5/1/17	2,540	2,543

Provident Funding Associates L.P./ PFG Finance Corp.,

10.25%, 4/15/17 (1)	515	574

10.13%, 2/15/19 (1)(2)	675	705
		9,045

Beverages – 0.3%

Constellation Brands, Inc.,

7.25%, 5/15/17	400	434

Cott Beverages, Inc.,

8.38%, 11/15/17	1,175	1,254
		1,688

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Building Materials – 0.7%

Associated Materials LLC,

9.13%, 11/1/17 (1)	$175	$187

Interline Brands, Inc.,

7.00%, 11/15/18	400	410

Masco Corp.,

6.50%, 8/15/32	200	180

Owens Corning, Inc.,

7.00%, 12/1/36	1,055	1,059

USG Corp.,

6.30%, 11/15/16	2,417	2,272

9.75%, 1/15/18	250	262
		4,370

Chemicals – 1.3%

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,

8.88%, 2/1/18	535	566

9.00%, 11/15/20 (1)(2)	685	710

Lyondell Chemical Co.,

8.00%, 11/1/17 (1)	273	301

MacDermid, Inc.,

9.50%, 4/15/17 (1)	1,275	1,355

Momentive Performance Materials, Inc.,

11.50%, 12/1/16	400	429

9.00%, 1/15/21 (1)	3,035	3,137

Nalco Co.,

8.25%, 5/15/17	500	546

NewMarket Corp.,

7.13%, 12/15/16	500	515

Reichhold Industries, Inc.,

9.00%, 8/15/14 (1)(2)	895	789
		8,348

Coal – 0.8%

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,

8.25%, 12/15/17	175	191

8.50%, 12/15/19	825	914

Consol Energy, Inc.,

8.00%, 4/1/17	775	849

8.25%, 4/1/20	475	527

Drummond Co., Inc.,

9.00%, 10/15/14 (1)	200	212

7.38%, 2/15/16	675	695

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Coal – 0.8% continued

Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp.,

8.25%, 4/15/18	$1,650	$1,765
		5,153

Commercial Services – 3.6%

ARAMARK Corp.,

8.50%, 2/1/15	2,500	2,606

Brickman Group Holdings, Inc.,

9.13%, 11/1/18 (1)	850	910

Cenveo Corp.,

7.88%, 12/1/13	2,459	2,391

10.50%, 8/15/16 (1)	275	276

8.88%, 2/1/18	1,025	1,028

Corrections Corp. of America,

7.75%, 6/1/17	1,325	1,439

Education Management LLC/Education Management Finance Corp.,

8.75%, 6/1/14	1,700	1,740

Geo Group (The), Inc.,

7.75%, 10/15/17	1,100	1,173

Interactive Data Corp.,

10.25%, 8/1/18 (1)	1,500	1,665

Iron Mountain, Inc.,

8.75%, 7/15/18	1,350	1,421

8.38%, 8/15/21	1,357	1,469

PHH Corp.,

9.25%, 3/1/16 (1)	750	816

RSC Equipment Rental, Inc./RSC Holdings III LLC,

9.50%, 12/1/14	1,345	1,409

ServiceMaster (The) Co.,

10.75%, 7/15/15 (1)	1,150	1,222

7.45%, 8/15/27	1,730	1,397

Trans Union LLC/TransUnion Financing Corp.,

11.38%, 6/15/18 (1)	775	885

United Rentals North America, Inc.,

8.38%, 9/15/20	1,700	1,777
		23,624

Computers – 0.3%

SunGard Data Systems, Inc.,

7.38%, 11/15/18 (1)	1,200	1,227

7.63%, 11/15/20 (1)(2)	425	437
		1,664

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc.,

7.38%, 3/15/21	$635	$663

Distribution/Wholesale – 0.2%

American Tire Distributors, Inc.,

9.75%, 6/1/17	550	605

Baker & Taylor, Inc.,

11.50%, 7/1/13 (1)	675	584
		1,189

Diversified Financial Services – 3.0%

E*Trade Financial Corp.,

12.50%, 11/30/17	1,254	1,495

Ford Motor Credit Co. LLC,

8.70%, 10/1/14	1,825	2,072

8.13%, 1/15/20	555	636

International Lease Finance Corp.,

9.00%, 3/15/17 (1)	1,350	1,519

8.25%, 12/15/20	1,175	1,288

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,

9.25%, 4/1/15	1,825	1,905

10.63%, 4/1/17	500	536

8.25%, 9/1/17 (1)	825	862

Residential Capital LLC,

9.63%, 5/15/15	1,420	1,432

SLM Corp.,

5.00%, 6/15/18	45	42

8.45%, 6/15/18	885	991

Springleaf Finance Corp.,

5.63%, 8/17/11	100	100

5.20%, 12/15/11	100	100

0.49%, 7/15/12	375	289

4.88%, 7/15/12	1,300	1,277

5.90%, 9/15/12	300	297

5.38%, 10/1/12	800	787

3.25%, 1/16/13	550	702

5.85%, 6/1/13	1,375	1,344

5.75%, 9/15/16	215	194

6.50%, 9/15/17	300	267

6.90%, 12/15/17	1,500	1,371
		19,506

Electric – 4.3%

AES (The) Corp.,

9.75%, 4/15/16	1,725	1,979

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Electric – 4.3% continued

8.00%, 10/15/17	$1,820	$1,957

8.00%, 6/1/20	2,285	2,468

Calpine Corp.,

7.88%, 7/31/20 (1)	1,575	1,674

7.50%, 2/15/21 (1)	3,265	3,379

CMS Energy Corp.,

6.55%, 7/17/17	220	240

Dynegy Holdings, Inc.,

8.38%, 5/1/16	1,850	1,549

7.75%, 6/1/19	2,635	2,045

Edison Mission Energy,

7.75%, 6/15/16	1,091	927

7.00%, 5/15/17	825	662

7.20%, 5/15/19	1,100	858

7.63%, 5/15/27	1,735	1,293

GenOn Energy, Inc.,

9.50%, 10/15/18 (1)	1,200	1,248

9.88%, 10/15/20 (1)	1,600	1,672

NRG Energy, Inc.,

7.38%, 2/1/16	190	197

8.50%, 6/15/19	3,125	3,289

8.25%, 9/1/20 (1)	1,125	1,170

Texas Competitive Electric Holdings Co. LLC,

10.25%, 11/1/15	2,125	1,243
		27,850

Electronics – 0.0%

Sensus USA, Inc.,

8.63%, 12/15/13	200	203

Engineering & Construction – 0.2%

American Residential Services LLC,

12.00%, 4/15/15 (1)	1,225	1,344

Entertainment – 2.4%

AMC Entertainment, Inc.,

8.00%, 3/1/14	450	455

8.75%, 6/1/19	1,275	1,383

9.75%, 12/1/20 (1)	1,775	1,899

American Casino & Entertainment Properties LLC,

11.00%, 6/15/14	605	644

Cinemark USA, Inc.,

8.63%, 6/15/19	1,000	1,092

Isle of Capri Casinos, Inc.,

7.00%, 3/1/14	1,525	1,514

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Entertainment – 2.4% continued

7.75%, 6/15/19 (1)(2)	$1,075	$1,070

Jacobs Entertainment, Inc.,

9.75%, 6/15/14	150	152

Penn National Gaming, Inc.,

8.75%, 8/15/19	300	331

Pinnacle Entertainment, Inc.,

7.50%, 6/15/15	1,225	1,246

8.63%, 8/1/17	1,025	1,117

8.75%, 5/15/20	1,250	1,300

Regal Cinemas Corp.,

8.63%, 7/15/19	1,150	1,235

Regal Entertainment Group,

9.13%, 8/15/18	1,900	2,033
		15,471

Environmental Control – 0.4%

Casella Waste Systems, Inc.,

7.75%, 2/15/19	550	550

Clean Harbors, Inc.,

7.63%, 8/15/16	1,149	1,219

7.63%, 8/15/16 (1)(2)	600	637
		2,406

Food – 2.0%

B&G Foods, Inc.,

7.63%, 1/15/18	1,050	1,131

Blue Merger Sub, Inc.,

7.63%, 2/15/19 (1)	4,175	4,232

Dean Foods Co.,

7.00%, 6/1/16	3,510	3,348

6.90%, 10/15/17	340	315

9.75%, 12/15/18 (1)	1,425	1,462

Dole Food Co., Inc.,

8.00%, 10/1/16 (1)	550	584

Michael Foods, Inc.,

9.75%, 7/15/18 (1)	500	546

Pilgrim’s Pride Corp.,

7.88%, 12/15/18 (1)	750	728

Smithfield Foods, Inc.,

10.00%, 7/15/14	454	535
		12,881

Forest Products & Paper – 0.8%

Boise Paper Holdings LLC/Boise Co.- Issuer Co.,

8.00%, 4/1/20	1,200	1,296

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Forest Products & Paper – 0.8% continued

Georgia-Pacific LLC,

7.13%, 1/15/17 (1)	$500	$531

7.75%, 11/15/29	315	346

Mercer International, Inc.,

9.50%, 12/1/17 (1)	1,250	1,369

NewPage Corp.,

11.38%, 12/31/14	915	916

Verso Paper Holdings LLC/ Verson Paper, Inc.,

11.38%, 8/1/16	420	445

Westvaco Corp.,

8.20%, 1/15/30	400	427
		5,330

Gas – 0.2%

Sabine Pass LNG L.P.,

7.25%, 11/30/13	1,275	1,304

7.50%, 11/30/16	225	231
		1,535

Healthcare – Products – 0.6%

Alere, Inc.,

7.88%, 2/1/16	1,425	1,488

9.00%, 5/15/16	1,050	1,118

Biomet, Inc.,

11.63%, 10/15/17	1,150	1,282
		3,888

Healthcare – Services – 5.1%

American Renal Holdings Co., Inc.,

8.38%, 5/15/18	1,375	1,451

CHS/Community Health Systems, Inc.,

8.88%, 7/15/15	2,775	2,928

DaVita, Inc.,

6.63%, 11/1/20	500	506

Gentiva Health Services, Inc.,

11.50%, 9/1/18	365	413

HCA Holdings, Inc.,

7.75%, 5/15/21 (1)	1,290	1,345

HCA, Inc.,

9.25%, 11/15/16	1,000	1,076

9.63%, 11/15/16	2,875	3,098

8.36%, 4/15/24	680	680

7.50%, 11/6/33	3,465	3,179

7.75%, 7/15/36	420	393

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Healthcare – Services – 5.1% continued

HCA., Inc.,

7.19%, 11/15/15	$1,015	$1,020

7.50%, 12/15/23	260	246

7.69%, 6/15/25	545	519

7.58%, 9/15/25	225	212

7.05%, 12/1/27	65	58

Healthsouth Corp.,

8.13%, 2/15/20	1,100	1,191

IASIS Healthcare LLC/IASIS Capital Corp.,

8.75%, 6/15/14	1,300	1,328

Multiplan, Inc.,

9.88%, 9/1/18 (1)	1,400	1,498

Radiation Therapy Services, Inc.,

9.88%, 4/15/17	1,750	1,785

Surgical Care Affiliates, Inc.,

8.88%, 7/15/15 (1)	150	153

10.00%, 7/15/17 (1)	1,600	1,656

Tenet Healthcare Corp.,

8.00%, 8/1/20	1,625	1,694

6.88%, 11/15/31	1,375	1,139

United Surgical Partners International, Inc.,

9.25%, 5/1/17	1,150	1,216

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,

8.00%, 2/1/18	3,800	3,890

Vanguard Health Systems, Inc.,

0.24%, 2/1/16 (1)(3)	900	571
		33,245

Holding Companies – Diversified – 0.2%

Atlantic Broadband Finance LLC,

9.38%, 1/15/14	300	304

Express LLC/Express Finance Corp.,

8.75%, 3/1/18	1,150	1,248
		1,552

Home Builders – 0.9%

KB Home,

7.25%, 6/15/18	2,425	2,376

Lennar Corp.,

5.50%, 9/1/14 (1)(2)	1,100	1,100

6.95%, 6/1/18	15	15

Pulte Group, Inc.,

7.88%, 6/15/32	2,015	1,859

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Home Builders – 0.9% continued

6.38%, 5/15/33	$390	$317

6.00%, 2/15/35	290	227
		5,894

Home Furnishings – 0.2%

Norcraft Cos. L.P./Norcraft Finance Corp.,

10.50%, 12/15/15	1,050	1,122

Norcraft Holdings L.P./Norcraft Capital Corp.,

9.75%, 9/1/12	275	272
		1,394

Household Products/Wares – 1.5%

ACCO Brands Corp.,

7.63%, 8/15/15	1,965	2,004

Armored Autogroup, Inc.,

9.25%, 11/1/18 (1)	775	789

Central Garden and Pet Co.,

8.25%, 3/1/18	325	340

Diversey, Inc.,

8.25%, 11/15/19	310	332

Jarden Corp.,

7.50%, 1/15/20	1,250	1,313

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,

7.75%, 10/15/16 (1)	1,525	1,613

8.50%, 5/15/18 (1)	675	683

9.00%, 4/15/19 (1)	1,675	1,734

8.25%, 2/15/21 (1)	1,100	1,089
		9,897

Housewares – 0.3%

American Standard Americas,

10.75%, 1/15/16 (1)	535	571

Libbey Glass, Inc.,

10.00%, 2/15/15	1,057	1,152
		1,723

Insurance – 0.3%

American International Group, Inc.,

8.18%, 5/15/58	1,240	1,335

CNO Financial Group, Inc.,

9.00%, 1/15/18 (1)	800	848
		2,183

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Internet – 0.2%

GXS Worldwide, Inc.,

9.75%, 6/15/15	$1,575	$1,603

Investment Companies – 0.2%

Fox Acquisition Sub LLC,

13.38%, 7/15/16 (1)	1,375	1,533

Iron/Steel – 0.9%

AK Steel Corp.,

7.63%, 5/15/20	430	439

Atkore International, Inc.,

9.88%, 1/1/18 (1)	1,940	2,071

JMC Steel Group,

8.25%, 3/15/18(1)(2)	1,300	1,329

United States Steel Corp.,

6.65%, 6/1/37	2,305	2,120
		5,959

Lodging – 2.3%

Ameristar Casinos, Inc.,

9.25%, 6/1/14	750	824

7.50%, 4/15/21 (1)(4)	1,225	1,228

Boyd Gaming Corp.,

9.13%, 12/1/18 (1)	1,525	1,574

Caesar’s Entertainment Operating Co., Inc.,

12.75%, 4/15/18 (1)	900	909

10.00%, 12/15/18	2,865	2,614

MGM Resorts International,

5.88%, 2/27/14	2,840	2,712

6.88%, 4/1/16	885	823

7.50%, 6/1/16	1,480	1,399

10.00%, 11/1/16 (1)	775	816

7.63%, 1/15/17	1,080	1,019

9.00%, 3/15/20	1,160	1,272
		15,190

Machinery – Construction & Mining – 0.0%

Terex Corp.,

8.00%, 11/15/17	310	327

Machinery – Diversified – 0.5%

Case New Holland, Inc.,

7.88%, 12/1/17 (1)	1,325	1,472

Manitowoc (The) Co., Inc.,

9.50%, 2/15/18	1,100	1,216

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Machinery – Diversified – 0.5% continued

8.50%, 11/1/20	$375	$402
		3,090

Media – 3.7%

Cablevision Systems Corp.,

8.63%, 9/15/17	425	473

7.75%, 4/15/18	2,387	2,578

CCO Holdings LLC/CCO Holdings Capital Corp.,

7.25%, 10/30/17	2,240	2,341

7.88%, 4/30/18	610	648

Cequel Communications Holdings I LLC and Cequel Capital Corp.,

8.63%, 11/15/17 (1)	1,300	1,355

Citadel Broadcasting Corp.,

7.75%, 12/15/18 (1)	325	352

Clear Channel Communications, Inc.,

5.00%, 3/15/12	1,590	1,578

5.75%, 1/15/13	1,010	1,000

CSC Holdings LLC,

8.63%, 2/15/19	1,425	1,632

DISH DBS Corp.,

6.63%, 10/1/14	400	423

7.13%, 2/1/16	1,750	1,868

7.88%, 9/1/19	2,525	2,733

Insight Communications Co., Inc.,

9.38%, 7/15/18 (1)	450	500

McClatchy (The) Co.,

11.50%, 2/15/17	800	900

Mediacom Broadband LLC/Mediacom Broadband Corp.,

8.50%, 10/15/15	275	285

Mediacom LLC/Mediacom Capital Corp.,

9.13%, 8/15/19	300	321

Nielsen Finance LLC / Nielsen Finance Co,

7.75%, 10/15/18 (1)	325	349

Radio One, Inc.,

6.38%, 2/15/13	1,073	1,129

Sinclair Television Group, Inc.,

9.25%, 11/1/17 (1)	575	641

8.38%, 10/15/18 (1)	1,975	2,089

Univision Communications, Inc.,

8.50%, 5/15/21 (1)	825	854
		24,049

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Miscellaneous Manufacturing – 1.0%

Griffon Corp.,

7.13%, 4/1/18 (1)(2)	$1,575	$1,603

Koppers, Inc.,

7.88%, 12/1/19	1,130	1,226

Park-Ohio Industries, Inc.,

8.13%, 4/1/21 (1)	1,025	1,025

RBS Global, Inc./Rexnord LLC,

8.50%, 5/1/18	2,600	2,808
		6,662

Office Furnishings – 0.2%

Interface, Inc.,

7.63%, 12/1/18 (1)	1,400	1,456

Office/Business Equipment – 0.4%

Xerox Capital Trust I,

8.00%, 2/1/27	2,415	2,457

Oil & Gas – 3.9%

Concho Resources, Inc.,

7.00%, 1/15/21	1,125	1,184

Denbury Resources, Inc.,

8.25%, 2/15/20	1,619	1,809

Forest Oil Corp.,

7.25%, 6/15/19	1,140	1,191

Hercules Offshore, Inc.,

10.50%, 10/15/17 (1)	1,699	1,742

3.38%, 6/1/38	105	103

Linn Energy LLC/Linn Energy Finance Corp.,

7.75%, 2/1/21 (1)	2,300	2,455

Newfield Exploration Co.,

6.88%, 2/1/20	350	369

NFR Energy LLC/NFR Energy Finance Corp.,

9.75%, 2/15/17 (1)	1,050	1,040

9.75%, 2/15/17 (1)	175	173

Parker Drilling Co.,

9.13%, 4/1/18	1,440	1,548

Penn Virginia Corp.,

10.38%, 6/15/16	1,125	1,271

Pioneer Drilling Co.,

9.88%, 3/15/18	480	516

Pioneer Natural Resources Co.,

6.65%, 3/15/17	300	326

6.88%, 5/1/18	175	190

7.20%, 1/15/28	1,005	1,048

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Oil & Gas – 3.9% continued

Plains Exploration & Production Co.,

7.63%, 6/1/18	$100	$107

7.63%, 4/1/20	1,150	1,231

Quicksilver Resources, Inc.,

8.25%, 8/1/15	570	597

11.75%, 1/1/16	375	437

SandRidge Energy, Inc.,

8.00%, 6/1/18 (1)	2,065	2,163

8.75%, 1/15/20	300	327

7.50%, 3/15/21 (1)	2,625	2,723

Swift Energy Co.,

7.13%, 6/1/17	1,720	1,759

Venoco, Inc.,

8.88%, 2/15/19 (1)(2)	875	875
		25,184

Oil & Gas Services – 1.1%

Allis-Chalmers Energy, Inc.,

9.00%, 1/15/14	700	715

8.50%, 3/1/17	1,280	1,373

Aquilex Holdings LLC/Aquilex Finance Corp.,

11.13%, 12/15/16	380	401

Basic Energy Services, Inc.,

7.13%, 4/15/16	1,175	1,193

Complete Production Services, Inc.,

8.00%, 12/15/16	1,325	1,398

Exterran Holdings, Inc.,

7.25%, 12/1/18 (1)	925	944

Hornbeck Offshore Services, Inc.,

6.13%, 12/1/14	75	75

8.00%, 9/1/17	1,075	1,110
		7,209

Packaging & Containers – 1.4%

BWAY Holding Co.,

10.00%, 6/15/18 (1)	1,475	1,622

Graham Packaging Co. L.P./GPC Capital Corp. I,

8.25%, 10/1/18	1,625	1,743

Graphic Packaging International, Inc.,

9.50%, 6/15/17	2,150	2,386

Greif, Inc.,

6.75%, 2/1/17	175	185

7.75%, 8/1/19	925	1,011

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Packaging & Containers – 1.4% continued

Owens-Illinois, Inc.,

7.80%, 5/15/18	$1,630	$1,779

Solo Cup Co.,

8.50%, 2/15/14	290	259
		8,985

Pharmaceuticals – 0.6%

NBTY, Inc.,

9.00%, 10/1/18 (1)	1,595	1,731

Quintiles Transnational Corp.,

9.50%, 12/30/14 (1)(2)	1,010	1,033

Valeant Pharmaceuticals International,

7.00%, 10/1/20 (1)(2)	185	179

6.75%, 8/15/21 (1)	280	266

7.25%, 7/15/22 (1)	445	430
		3,639

Pipelines – 2.1%

Atlas Pipeline Partners L.P.,

8.13%, 12/15/15	125	130

8.75%, 6/15/18	1,525	1,639

Copano Energy LLC/Copano Energy Finance Corp.,

7.13%, 4/1/21 (4)	900	911

Crosstex Energy L.P./Crosstex Energy Finance Corp.,

8.88%, 2/15/18	1,400	1,526

El Paso Corp.,

7.25%, 6/1/18	825	927

6.95%, 6/1/28	1,600	1,621

7.80%, 8/1/31	1,075	1,193

7.75%, 1/15/32	725	813

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,

8.75%, 4/15/18	225	245

6.50%, 8/15/21	1,350	1,348

Regency Energy Partners L.P./Regency Energy Finance Corp.,

9.38%, 6/1/16	1,225	1,394

6.88%, 12/1/18	75	80

Southern Star Central Corp.,

6.75%, 3/1/16	350	355

6.75%, 3/1/16 (1)	75	76

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

8.25%, 7/1/16	545	574

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Pipelines – 2.1% continued

7.88%, 10/15/18(1)	$450	$475

6.88%, 2/1/21(1)	175	173
		13,480

Real Estate – 0.5%

CB Richard Ellis Services, Inc.,

11.63%, 6/15/17	875	1,032

Colonial Realty L.P.,

6.25%, 6/15/14	250	263

6.05%, 9/1/16	2,200	2,241
		3,536

Real Estate Investment Trusts – 0.4%

Felcor Lodging L.P.,

10.00%, 10/1/14	695	794

Host Hotels & Resorts L.P.,

6.88%, 11/1/14	440	456

6.38%, 3/15/15	1,335	1,363
		2,613

Retail – 5.1%

Bon-Ton Department Stores (The), Inc.,

10.25%, 3/15/14	1,060	1,086

Claire’s Stores, Inc.,

9.25%, 6/1/15	650	642

9.63%, 6/1/15	662	660

8.88%, 3/15/19 (1)(2)	1,100	1,051

Dillard’s, Inc.,

7.88%, 1/1/23	330	322

7.75%, 7/15/26	495	475

7.75%, 5/15/27	465	439

DineEquity, Inc.,

9.50%, 10/30/18 (1)	725	787

Dunkin Finance Corp.,

9.63%, 12/1/18 (1)	1,216	1,239

Inergy L.P./Inergy Finance Corp.,

8.75%, 3/1/15	390	421

7.00%, 10/1/18 (1)	925	962

6.88%, 8/1/21 (1)	1,650	1,720

J.C. Penney Corp., Inc.,

6.38%, 10/15/36	598	539

7.40%, 4/1/37	750	714

Limited Brands, Inc.,

7.00%, 5/1/20	800	847

6.63%, 4/1/21	1,050	1,074

7.60%, 7/15/37	1,775	1,757

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Retail – 5.1% continued

Macy’s Retail Holdings, Inc.,

8.13%, 8/15/35	$575	$585

7.88%, 8/15/36	625	636

Michaels Stores, Inc.,

11.38%, 11/1/16	1,350	1,472

7.75%, 11/1/18 (1)	600	612

Neiman Marcus Group (The), Inc.,

9.00%, 10/15/15	441	461

10.38%, 10/15/15	1,150	1,212

New Albertsons, Inc.,

7.45%, 8/1/29	4,875	3,851

8.70%, 5/1/30	950	815

8.00%, 5/1/31	2,375	1,948

Petco Animal Supplies, Inc.,

9.25%, 12/1/18 (1)	925	990

Phillips-Van Heusen Corp.,

7.75%, 11/15/23	290	318

QVC, Inc.,

7.50%, 10/1/19 (1)	800	840

Sbarro, Inc.,

10.38%, 2/1/15 (5)	350	80

Toys R US - Delaware, Inc.,

7.38%, 9/1/16 (1)	425	445

Toys R Us Property Co. I LLC,

10.75%, 7/15/17	1,550	1,759

Toys R US, Inc.,

7.38%, 10/15/18	2,160	2,165
		32,924

Semiconductors – 0.5%

Advanced Micro Devices, Inc.,

8.13%, 12/15/17	250	260

7.75%, 8/1/20	200	206

Amkor Technology, Inc.,

7.38%, 5/1/18	1,000	1,035

Freescale Semiconductor, Inc.,

8.88%, 12/15/14	295	306

MEMC Electronic Materials, Inc.,

7.75%, 4/1/19 (1)(2)	1,400	1,433
		3,240

Shipbuilding – 0.2%

Huntington Ingalls Industries, Inc.,

6.88%, 3/15/18 (1)(2)	385	402

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Shipbuilding – 0.2% continued

7.13%, 3/15/21 (1)(2)	$800	$834
		1,236

Software – 0.7%

Fidelity National Information Services, Inc.,

7.63%, 7/15/17	400	433

First Data Corp.,

8.25%, 1/15/21 (1)(2)	1,160	1,157

12.63%, 1/15/21 (1)(2)	960	1,042

JDA Software Group, Inc.,

8.00%, 12/15/14	325	356

SSI Investments II/SSI Co-Issuer LLC,

11.13%, 6/1/18	1,125	1,260
		4,248

Storage/Warehousing – 0.3%

Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,

8.88%, 3/15/18	1,525	1,658

Telecommunications – 8.1%

Alcatel-Lucent USA, Inc.,

6.50%, 1/15/28	50	43

6.45%, 3/15/29	3,360	2,890

Buccaneer Merger Sub, Inc.,

9.13%, 1/15/19 (1)	310	329

Cincinnati Bell Telephone Co. LLC,

6.30%, 12/1/28	50	40

Cincinnati Bell, Inc.,

7.00%, 2/15/15	1,365	1,382

8.25%, 10/15/17	1,350	1,360

8.75%, 3/15/18	990	934

CommScope, Inc.,

8.25%, 1/15/19 (1)	2,250	2,351

CPI International Acquisition, Inc.,

8.00%, 2/15/18 (1)	1,700	1,708

Crown Castle International Corp.,

9.00%, 1/15/15	1,925	2,122

7.13%, 11/1/19	1,300	1,362

Frontier Communications Corp.,

7.88%, 1/15/27	1,830	1,748

9.00%, 8/15/31	3,570	3,650

7.45%, 7/1/35	10	9

GCI, Inc.,

8.63%, 11/15/19	875	960

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Telecommunications – 8.1% continued

Hughes Network Systems LLC/HNS Finance Corp.,

9.50%, 4/15/14	$850	$878

9.50%, 4/15/14	600	620

ITC Deltacom, Inc.,

10.50%, 4/1/16	1,425	1,571

Ixia,

3.00%, 12/15/15 (1)	265	292

Level 3 Financing, Inc.,

9.25%, 11/1/14	1,485	1,518

8.75%, 2/15/17	800	794

10.00%, 2/1/18	1,550	1,552

MetroPCS Wireless, Inc.,

7.88%, 9/1/18	725	776

6.63%, 11/15/20	1,300	1,298

Nextel Communications, Inc.,

5.95%, 3/15/14	1,620	1,624

7.38%, 8/1/15	1,200	1,204

NII Capital Corp.,

8.88%, 12/15/19	265	292

7.63%, 4/1/21	940	961

Qwest Capital Funding, Inc.,

6.50%, 11/15/18	755	770

7.63%, 8/3/21	260	270

6.88%, 7/15/28	650	645

Qwest Communications International, Inc.,

7.50%, 2/15/14	175	178

7.13%, 4/1/18	350	378

Qwest Corp.,

7.50%, 6/15/23	215	216

7.20%, 11/10/26	925	930

6.88%, 9/15/33	1,690	1,692

7.13%, 11/15/43	1,950	1,921

Sprint Capital Corp.,

6.88%, 11/15/28	3,480	3,210

8.75%, 3/15/32	2,825	3,005

West Corp.,

8.63%, 10/1/18 (1)	1,475	1,552

Windstream Corp.,

7.88%, 11/1/17	740	794

7.75%, 10/15/20 (1)	515	529

7.75%, 10/1/21 (1)(2)	1,400	1,423

7.50%, 4/1/23 (1)	605	596
		52,377

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.3% continued

Transportation – 0.2%

Bristow Group, Inc.,

7.50%, 9/15/17	$400	$421

PHI, Inc.,

8.63%, 10/15/18	1,000	1,046
		1,467
Total Corporate Bonds
(Cost $425,756)		449,692

FOREIGN ISSUER BONDS – 13.3%

Banks – 2.0%

Barclays Bank PLC,

3.68%, 8/20/15 (6)	2,790,000	2,487

Export-Import Bank of Korea,

6.60%, 11/4/13 (7)	62,300,000	6,939

4.00%, 11/26/15 (8)	151,800	3,373
		12,799

Building Materials – 0.3%

Ainsworth Lumber Co. Ltd.,

11.00%, 7/29/15 (1)	1,498	1,515

Urbi Desarrollos Urbanos S.A.B. de C.V.,

9.50%, 1/21/20 (1)(2)	115	129
		1,644

Chemicals – 0.5%

Ineos Group Holdings PLC,

8.50%, 2/15/16 (1)	1,690	1,705

Nova Chemicals Corp.,

8.38%, 11/1/16	1,250	1,372
		3,077

Commercial Services – 0.3%

DP World Ltd.,

6.85%, 7/2/37 (1)(2)	2,100	1,932

Distribution/Wholesale – 0.1%

Marfrig Overseas Ltd.,

9.50%, 5/4/20 (1)(2)	900	938

Diversified Financial Services – 0.1%

Ally Credit Canada Ltd.,

7.13%, 9/13/11	305	313

Electric – 0.2%

Emgesa S.A. ESP,

8.75%, 1/25/21 (1)(2)(9)	1,045,000	590

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.3% continued

Electric – 0.2% continued

Empresas Publicas de Medellin ESP,

8.38%, 2/1/21 (1)(2)(9)	$782,000	$430
		1,020

Electronics – 0.3%

Hon Hai Precision Industry Co. Ltd.,

0.00%, 10/12/13 (1)(3)	100	104

NXP B.V./NXP Funding LLC,

9.75%, 8/1/18 (1)	1,550	1,736
		1,840

Engineering & Construction – 0.0%

Odebrecht Finance Ltd.,

7.00%, 4/21/20 (1)(2)	200	219

Food – 0.1%

Corp Pesquera Inca SAC,

9.00%, 2/10/17 (1)(2)	420	447

Forest Products & Paper – 0.8%

Cascades, Inc.,

7.75%, 12/15/17	1,050	1,109

7.88%, 1/15/20	650	686

Catalyst Paper Corp.,

11.00%, 12/15/16 (1)	670	673

Fibria Overseas Finance Ltd.,

7.50%, 5/4/20 (1)(2)	739	802

6.75%, 3/3/21 (1)(2)	1,050	1,084

Millar Western Forest Products Ltd.,

7.75%, 11/15/13	590	598
		4,952

Internet – 0.3%

eAccess Ltd.,

8.25%, 4/1/18 (1)(2)(4)	800	813

UPC Holding B.V.,

9.88%, 4/15/18 (1)	1,300	1,436
		2,249

Investment Companies – 0.1%

Offshore Group Investments Ltd.,

11.50%, 8/1/15 (1)	380	422

Iron/Steel – 0.5%

Algoma Acquisition Corp.,

9.88%, 6/15/15 (1)(2)	1,505	1,385

APERAM,

7.38%, 4/1/16 (1)(2)	675	687

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.3% continued

Iron/Steel – 0.5% continued

7.75%, 4/1/18 (1)(2)	$1,250	$1,275
		3,347

Leisure Time – 0.1%

Royal Caribbean Cruises Ltd.,

7.50%, 10/15/27	945	937

Media – 0.3%

Ono Finance II PLC,

10.88%, 7/15/19 (1)	475	508

Unitymedia Hessen GmbH & Co. K.G./Unitymedia NRW GmbH,

8.13%, 12/1/17 (1)	300	316

Videotron Ltee,

9.13%, 4/15/18	1,250	1,403
		2,227

Mining – 0.5%

FMG Resources August 2006 Pty Ltd.,

7.00%, 11/1/15 (1)	875	908

6.88%, 2/1/18 (1)	850	886

Novelis, Inc.,

8.38%, 12/15/17 (1)	1,550	1,678
		3,472

Miscellaneous Manufacturing – 0.4%

Bombardier, Inc.,

7.45%, 5/1/34 (1)	2,500	2,400

Multi-National – 0.8%

European Bank for Reconstruction & Development,

9.25%, 9/10/12 (10)	4,250	2,608

European Investment Bank,

8.30%, 4/24/13 (1)(3)(7)	4,605,000	464

Inter-American Development Bank,

4.75%, 1/10/14 (11)	49,400	1,080

International Bank for Reconstruction & Development,

2.30%, 2/26/13 (6)	1,000,000	913
		5,065

Oil & Gas – 0.9%

Connacher Oil and Gas Ltd.,

10.25%, 12/15/15 (1)	1,580	1,675

MEG Energy Corp.,

6.50%, 3/15/21 (1)(2)	1,575	1,601

Petroplus Finance Ltd.,

7.00%, 5/1/17 (1)(2)	1,500	1,425

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.3% continued

Oil & Gas – 0.9% continued

9.38%, 9/15/19 (1)	$1,225	$1,240

9.38%, 9/15/19 (1)	20	19
		5,960

Oil & Gas Services – 0.3%

MBPS Finance Co.,

11.25%, 11/15/15(1)(2)	1,080	1,064

Trinidad Drilling Ltd.,

7.88%, 1/15/19 (1)	850	897
		1,961

Packaging & Containers – 0.2%

Ardagh Packaging Finance PLC,

9.13%, 10/15/20 (1)	1,425	1,543

Pharmaceuticals – 0.3%

ConvaTec Healthcare E S.A.,

10.50%, 12/15/18 (1)	1,700	1,785

Sovereign – 1.6%

Brazilian Government International Bond,

5.81%, 1/10/28 (10)	6,000	3,677

Hellenic Republic Government Bond,

4.60%, 7/20/18 (12)	70	62

4.70%, 3/20/24 (12)	200	172

2.30%, 7/25/30 (12)	70	53

Indonesia Treasury Bond,

10.50%, 8/15/30 (7)	7,049,000	896

Ireland Government Bond,

4.50%, 10/18/18 (12)	175	178

4.50%, 4/18/20 (12)	70	68

5.00%, 10/18/20 (12)	25	25

5.40%, 3/13/25 (12)	665	643

Korea Treasury Bond,

5.00%, 9/10/14 (6)	972,050	913

Mexican Bonos,

8.00%, 12/7/23 (13)	16,500	1,409

Philippine Government International Bond,

4.95%, 1/15/21 (8)	10,000	227

6.25%, 1/14/36 (8)	40,000	890

Portugal Obrigacoes do Tesouro OT,

4.80%, 6/15/20 (12)	25	27

3.85%, 4/15/21 (12)	25	25

3.85%, 4/15/21 (12)	25	25

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.3% continued

Sovereign – 1.6% continued

Uruguay Government International Bond,

3.70%, 6/26/37 (14)	$17,225	$1,171
		10,461

Telecommunications – 1.4%

America Movil S.A.B. de C.V.,

8.46%, 12/18/36 (13)	3,400	254

Axtel S.A.B. de C.V.,

9.00%, 9/22/19 (1)(2)	490	470

Bakrie Telecom Pte Ltd.,

11.50%, 5/7/15 (1)(2)	1,100	1,174

Intelsat Jackson Holdings S.A.,

11.25%, 6/15/16	950	1,013

7.25%, 4/1/19 (1)(2)(4)	850	851

8.50%, 11/1/19 (1)	100	108

Intelsat Luxembourg S.A.,

11.25%, 2/4/17	325	355

Virgin Media Finance PLC,

9.13%, 8/15/16	1,400	1,484

9.50%, 8/15/16	750	853

8.38%, 10/15/19	750	844

Wind Acquisition Finance S.A.,

11.75%, 7/15/17 (1)	650	747

Wind Acquisition Holdings Finance S.A.,

12.25%, 7/15/17 (1)	864	1,046
		9,199

Transportation – 0.7%

CHC Helicopter S.A.,

9.25%, 10/15/20 (1)	1,675	1,725

General Maritime Corp.,

12.00%, 11/15/17	1,100	1,059

Teekay Corp.,

8.50%, 1/15/20	1,700	1,842
		4,626

Trucking & Leasing – 0.2%

Aircastle Ltd.,

9.75%, 8/1/18	1,100	1,218
Total Foreign Issuer Bonds
(Cost $82,411)		86,053

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 1.0%

Diversified Financial Services – 0.1%

AGFS Funding Co.,

5.50%, 4/21/15	$550	$550

Electric – 0.5%

Texas Competitive Electric Holdings Co. LLC,

0.00%, 10/10/14	3,786	3,187

Lodging – 0.2%

Caesar’s Entertainment Operating Co., Inc.,

0.00%, 1/28/15 (3)	1,250	1,156

Real Estate Investment Trusts – 0.2%

iStar Financial, Inc.,

5.50%, 6/30/14	1,625	1,618
Total Term Loans
(Cost $6,376)		6,511

U.S. GOVERNMENT OBLIGATIONS – 0.5%

U.S. Treasury Notes – 0.5%

1.00%, 4/30/12	930	936

2.50%, 4/30/15	1,975	2,029
Total U.S. Government Obligations
(Cost $2,923)		2,965

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.3%

Banks – 0.3%

Ally Financial, Inc. *	41,725	$1,038
Ally Financial, Inc. (1) *	1,245	1,158
		2,196

Home Builders – 0.0%
Hovnanian Enterprises, Inc. *	10,100	68
Total Preferred Stocks
(Cost $2,259)		2,264

OTHER – 0.0%

Telecommunications – 0.0%

Escrow Wind Acquisition Finance S.A.	864,470	–

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% continued

Telecommunications – 0.0% continued
Escrow Wind AF S.A.	650,000	$–
		–
Total Other
(Cost $–)		–

CONVERTIBLE PREFERRED STOCKS –1.4%

Agriculture – 0.0%

Archer-Daniels-Midland Co.,

6.25% *	5,100	230

Auto Manufacturers – 0.7%

General Motors Co.,

4.75%	99,900	4,815

Banks – 0.1%

Wells Fargo & Co.,

7.50% *	233	241

Wintrust Financial Corp.,

7.50% *	2,700	159
		400

Computers – 0.0%

Unisys Corp.,

6.25% *	62	6

Electric – 0.0%

AES Trust III,

6.75% *	500	24

Home Builders – 0.0%

Hovnanian Enterprises, Inc.,

7.25% *	600	13

Housewares – 0.4%

Newell Financial Trust I,

5.25% *	51,950	2,488

Insurance – 0.0%

Hartford Financial Services Group, Inc.,

7.25%	2,600	68

MetLife, Inc.,

5.00% *	1,570	133
		201

Mining – 0.0%

AngloGold Ashanti Holdings Finance PLC,

6.00% *	750	40

Molycorp, Inc.,

5.50% *	760	86
		126

Oil & Gas – 0.1%

Apache Corp.,

6.00%	4,180	296

Pipelines – 0.1%

El Paso Energy Capital Trust I,

4.75% *	18,275	809
Total Convertible Preferred Stocks
(Cost $9,364)		9,408

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 0.1%

Pipelines – 0.1%
El Paso Corp.	19,075	$343
Total Common Stocks
(Cost $283)		343

INVESTMENT COMPANIES – 4.6%
Northern Institutional Funds - Diversified Assets Portfolio (15)(16)	30,007,066	30,007
Total Investment Companies
(Cost $30,007)		30,007

Total Investments – 99.0%
(Cost $608,791)		642,970

Other Assets less Liabilities – 1.0%		6,179
NET ASSETS – 100.0%		$649,149

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2011, the value of these restricted illiquid securities amounted to approximately $36,202,000 or 5.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Algoma Acquisition Corp.,
9.88%, 6/15/15	12/7/09-5/26/10	$1,346

Altra Holdings, Inc.,
2.75%, 3/1/31	3/2/11	58

APERAM,
7.38%, 4/1/16	3/25/11	676

APERAM,
7.75%, 4/1/18	3/25/11	1,267

Ares Capital Corp.,
5.13%, 6/1/16	3/23/11	15

Axtel S.A.B. de C.V.,
9.00%, 9/22/19	9/25/09-12/9/10	469

Bakrie Telecom Pte Ltd.,
11.50%, 5/7/15	4/30/10-5/25/10	1,085

Cemex S.A.B. de C.V.
3.25%, 3/15/16	3/10/11	87

Cemex S.A.B. de C.V.
3.75%, 3/15/18	3/10/11	89

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Ciena Corp.,
4.00%, 3/15/15	1/7/11	$428

Ciena Corp.,
3.75%, 10/15/18	1/26/11	27

Claire’s Stores, Inc.,
8.88%, 3/15/19	2/17/11	1,100

Clean Harbors, Inc.,
7.63%, 8/15/16	3/21/11	627

Corp. Pesquera Inca SAC,
9.00%, 2/10/17	2/2/10	417

DP World Ltd.,
6.85%, 7/2/37	11/25/09-2/4/11	1,613

eAccess Ltd.,
8.25%, 4/1/18	3/24/11	800

Emgesa S.A. ESP.,
8.75%, 1/25/21	1/20/11	567

Empresas Publicas de Medellin ESP.,
8.38%, 2/1/21	1/24/11	422

Fibria Overseas Finance Ltd.,
7.50%, 5/4/20	4/29/10-5/23/10	694

Fibria Overseas Finance Ltd.,
6.75%, 3/3/21	2/28/11	1,041

First Data Corp.,
8.25%, 1/15/21	12/20/10-12/22/10	1,100

First Data Corp.,
12.63%, 1/15/21	2/2/11-3/18/11	1,016

Griffon Corp.,
7.13%, 4/1/18	3/14/11-3/18/11	1,587

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
9.00%, 11/15/20	10/27/10	685

Huntington Ingalls Industries, Inc.,
6.88%, 3/15/18	3/4/11	385

Huntington Ingalls Industries, Inc.,
7.13%, 3/15/21	3/15/11	818

Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	3/22/11-3/24/11	850

Isle of Capri Casinos, Inc.,
7.75%, 6/15/19	3/2/11-3/21/11	1,067

JMC Steel Group.,
8.25%, 3/15/18	3/4/11	1,300

Lennar Corp.,
5.50%, 9/1/14	12/7/09	1,018

Lennar Corp.,
2.00%, 12/1/20	1/11/11-1/20/11	108

Marfrig Overseas Ltd.,
9.50%, 5/4/20	4/29/10	886

MBPS Finance Co.,
11.25%, 11/15/15	11/8/10	1,080

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
MEG Energy Corp.,
6.50%, 3/15/21	3/14/11	$1,575

MEMC Electronic Materials, Inc.,
7.75%, 4/1/19	3/3/11	1,400

Odebrecht Finance Ltd.,
7.00%, 4/21/20	10/14/09	196

Petroplus Finance Ltd.,
7.00%,5/1/17	9/25/09-2/9/10	1,345

Photronics, Inc.,
3.25%, 4/1/16	3/23/11	13

Provident Funding Associates L.P./PFG Finance Corp.,
10.13%, 2/15/19	2/10/11	675

Quintiles Transnational Corp.,
9.50%, 12/30/14	12/4/09	990

Reichhold Industries, Inc.,
9.00%, 8/15/14	3/16/10-4/1/10	850

SunGard Data Systems, Inc.,
7.63%, 11/15/20	2/23/11	442

TRW Automotive, Inc.,
3.50%, 12/1/15	2/2/11	185

Urbi Desarrollos Urbanos S.A.B. de C.V.,
9.50%, 1/21/20	1/13/10	113

Valeant Pharmaceuticals International,
7.00%, 10/1/20	9/21/10	184

Venoco, Inc.,
8.88%, 2/15/19	2/10/11-3/31/11	882

WebMD Health Corp.,
2.25%, 3/31/16	3/9/11	32

Windstream Corp.,
7.75%,10/1/21	3/14/11	1,388

(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	When-Issued Security.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Par value is denoted in South Korean Won.
(7)	Par value is denoted in Indonesian Rupiah.
(8)	Par value is denoted in Philippine Peso.
(9)	Par value is denoted in Colombian Peso.
(10)	Par value is denoted in Brazilian Real.
(11)	Par value is denoted in Indian Rupee.
(12)	Par value is denoted in Euro.
(13)	Par value is denoted in Mexican Peso.
(14)	Par value is denoted in Uruguayan Peso.
(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(16)	At March 31, 2010, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $34,294,000 with net sales of approximately $4,287,000 during the fiscal year ended March 31, 2011.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2011, the Industry Sectors (unaudited) for the Multi-Manager High Yield Opportunity Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Asset Backed	0.4%
Bank Loans	0.8
Collateralized Mortgage Obligations	0.2
Convertibles	8.1
Emerging Markets Debt	1.2
Financials	5.4
Floating Rate Mortgages	0.6
Industrials	67.1
Short-Term	5.0
Sovereign	0.3
Supranational	2.5
Treasury	0.5
Utilities	7.9

Total	100.0%

At March 31, 2011, the credit quality distribution (unaudited) for the Multi- Manager High Yield Opportunity Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	1.3%
AA	0.5
A	2.9
BBB	1.9
BB	16.4
B	45.4
CCC or Below	25.2
Non-Rated	1.4
Cash Equivalents	5.0

Total	100.0%

*	Standard & Poor’s Rating Services.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

At March 31, 2011, the Multi – Manager High Yield Opportunity Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	96.1%
All other currencies less than 5%	3.9

Total	100.0%

At March 31, 2011, the Multi – Manager High Yield Opportunity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	147	Euro	104	4/4/11	$1
United States Dollar	196	Euro	138	4/5/11	–
Euro	850	United States Dollar	1,161	4/29/11	(43)
Euro	260	United States Dollar	368	4/29/11	(1)

Total					$(43)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security). The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source. The Fund valued certain securities using a single sourced price from a service provider that is not deemed a primary pricing provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi – Manager High Yield Opportunity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset - Backed Securities	$–	$9,343 (1)	$–	$9,343

Convertible Bonds
Aerospace/Defense	–	221	–	221
Airlines	–	1,879	–	1,879
Auto Manufacturers	–	1,432	–	1,432
Auto Parts & Equipment	–	771	–	771
Biotechnology	–	5,098	–	5,098
Building Materials	–	182	–	182
Coal	–	1,390	–	1,390
Commercial Services	–	1,287	–	1,287
Computers	–	160	–	160
Food	–	471	–	471
Healthcare - Products	$–	$2,119	$–	$2,119
Home Builders	–	106	–	106

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Insurance	–	81	–	81
Internet	–	1,131	31	1,162
Investment Companies	–	15	–	15
Lodging	–	76	–	76
Machinery - Diversified	–	62	–	62
Metal Fabrication/ Hardware	–	132	–	132
Miscellaneous
Manufacturing	–	2,333	–	2,333
Oil & Gas	–	6,221	–	6,221
Oil & Gas Services	–	434	–	434
Packaging & Containers	–	1,966	–	1,966
Pharmaceuticals	–	3,958	–	3,958
Real Estate Investment Trusts	–	34	–	34
Semiconductors	–	7,916	–	7,916
Telecommunications	–	6,832	–	6,832
Trucking & Leasing	–	46	–	46

Corporate Bonds
Advertising	–	3,709	–	3,709
Aerospace/Defense	–	3,574	–	3,574
Airlines	–	2,109	–	2,109
Apparel	–	2,597	–	2,597
Auto Manufacturers	–	5,119	–	5,119
Auto Parts & Equipment	–	6,416	–	6,416
Banks	–	9,045	–	9,045
Beverages	–	1,688	–	1,688
Building Materials	–	4,474	–	4,474
Chemicals	–	8,697	–	8,697
Coal	–	5,153	–	5,153
Commercial Services	–	23,624	–	23,624
Computers	–	1,664	–	1,664
Cosmetics/Personal Care	–	663	–	663
Distribution/Wholesale	–	1,189	–	1,189
Diversified Financial Services	–	19,506	–	19,506
Electric	–	27,850	–	27,850
Electronics	–	203	–	203
Engineering & Construction	–	1,344	–	1,344
Entertainment	–	15,471	–	15,471
Environmental Control	–	2,406	–	2,406
Food	–	12,881	–	12,881
Forest Products & Paper	–	5,330	–	5,330
Gas	–	1,535	–	1,535
Healthcare - Products	–	3,888	–	3,888
Healthcare - Services	–	33,245	–	33,245
Holding Companies - Diversified	–	1,552	–	1,552
Home Builders	–	5,894	–	5,894
Home Furnishings	–	1,394	–	1,394
Household Products/Wares	–	9,897	–	9,897
Housewares	–	1,723	–	1,723
Insurance	–	2,183	–	2,183
Internet	–	1,603	–	1,603
Investment Companies	–	1,533	–	1,533
Iron/Steel	–	4,630	1,329	5,959
Lodging	–	15,190	–	15,190
Machinery - Construction & Mining	$–	$327	$–	$327

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2011

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Machinery – Construction & Mining	$–		$327	$–	$327
Machinery – Diversified	–		3,090	–	3,090
Media	–		23,700	–	23,700
Miscellaneous Manufacturing	–		5,059	1,603	6,662
Office Furnishings	–		1,456	–	1,456
Office/Business Equipment	–		2,457	–	2,457
Oil & Gas	–		25,184	–	25,184
Oil & Gas Services	–		7,209	–	7,209
Packaging & Containers	–		8,985	–	8,985
Pharmaceuticals	–		3,639	–	3,639
Pipelines	–		13,480	–	13,480
Real Estate	–		3,536	–	3,536
Real Estate Investment Trusts	–		2,613	–	2,613
Retail	–		32,924	–	32,924
Semiconductors	–		3,240	–	3,240
Shipbuilding	–		–	1,236	1,236
Software	–		4,248	–	4,248
Storage/Warehousing	–		1,658	–	1,658
Telecommunications	–		52,377	–	52,377
Transportation	–		1,467	–	1,467
Foreign Issuer Bonds
Banks	–		2,487	10,312	12,799
Building Materials	–		1,644	–	1,644
Chemicals	–		3,077	–	3,077
Commercial Services	–		1,932	–	1,932
Distribution/Wholesale	–		938	–	938
Diversified Financial Services	–		314	–	314
Electric	–		590	430	1,020
Electronics	–		1,736	–	1,736
Engineering & Construction	–		219	–	219
Food	–		447	–	447
Forest Products & Paper	–		4,952	–	4,952
Internet	–		2,249	–	2,249
Investment Companies	–		422	–	422
Iron/Steel	–		2,071	1,275	3,346
Leisure Time	–		937	–	937
Media	–		2,227	–	2,227
Mining	–		3,472	–	3,472
Miscellaneous Manufacturing	–		2,400	–	2,400
Multi – National	–		1,080	3,985	5,065
Oil & Gas	–		5,960	–	5,960
Oil & Gas Services	–		897	1,064	1,961
Packaging & Containers	–		1,543	–	1,543
Pharmaceuticals	–		1,785	–	1,785
Sovereign	–		5,871	4,590	10,461
Telecommunications	–		8,025	1,174	9,199
Transportation	–		4,626	–	4,626
Truck & Leasing	–		1,218	–	1,218
Term Loans	–		6,511(1)	–	6,511
U.S. Government Obligations	–		2,965	–	2,965
Preferred Stocks Banks	1,038		1,158	–	2,196
Home Builders	68		–	–	68
Convertible Preferred Stocks	9,408	(1)	–	–	9,408

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$343	$–	$–	$343
Investment Companies	30,007	–	–	30,007
Total Investments	$40,864	$575,077	$27,029	$642,970

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign
Currency Exchange
Contracts	$–	$1	$–	$1

Liabilities

Forward Foreign
Currency Exchange Contracts	–	(44)	–	(44)

Total Other Financial Instruments	$–	$(43)	$–	$(43)

(1)	Classifications as defined in the Schedule of Investments.

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011, based on an analysis of the inputs used in the fair valuation of the Fund’s investments for the period and fiscal year ended March 31, 2010 and March 31, 2011, respectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000s)	NET REALIZED GAIN (LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000s) †*	BALANCE AS OF 3/31/11 (000s)
Convertible Bonds
Internet	$–	$–	$(1)	$32	$–	$31
Corporate Bonds
Building Materials	424	–	(22)	(402)	–	–
Coal	488	–	(13)	(475)	–	–
Commercial Services	413	9	(23)	(399)	–	–
Forest Products & Paper	1,150	–	(4)	(1,146)	–	–
Iron/Steel	–	–	29	1,300	–	1,329
Miscellaneous Manufacturing	–	–	16	1,587	–	1,603
Oil & Gas	4,820	104	(103)	(3,592)	(1,229)	–
Shipbuilding	–	–	33	1,203	–	1,236
Foreign Issuer Bonds
Banks	–	–	(252)	10,564	–	10,312
Coal	104	12	(5)	(111)	–	–
Commercial Services	1,632	–	131	170	(1,933)	–
Diversified Financial Services	263	–	50	–	(313)	–
Electric	–	–	8	422	–	430
Iron/Steel	–	–	8	1,267	–	1,275
Multi – National	1,293	–	301	2,391	–	3,985
Oil & Gas Services	–	–	(16)	1,080	–	1,064
Sovereign	4,060	–	444	1,495	(1,409)	4,590
Telecommunications	–	–	89	1,085	–	1,174
Term Loans
Auto Manufacturers	957	84	(47)	(994)	–	–
Lodging	1,077	–	79	–	(1,156)	–
Total	$16,681	$209	$702	$15,477	$(6,040)	$27,029

†	Transferred out of Level 3 due to securities having evaluated prices in observable inputs from multiple pricing vendors.
*	The fair value of Net Transfers In and/or (Out) of Level 3 was measured using the fair value as of the end of the year.

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2011 was approximately $357, which is included in the Statement of Operations as part of net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2011

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust includes 43 portfolios as of March 31, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Company of Connecticut (“NTCC”) is a subsidiary of Northern Trust Corporation and Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTCC and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. The Fund bears

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the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligation under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2011, the Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $8,285,000, $1,965,000, $1,805,000 and $675,000, respectively.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 p.m. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

There were no swaps, caps, collars or floors outstanding for any of the Funds as of or during the fiscal year ended March 31, 2011.

Certain Funds invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets at least equal to the amount of the commitment. At March 31, 2011, the aggregate fair value of securities segregated to cover such commitments was approximately $84,374,000 and $52,146,000 for Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity

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Fund, respectively. When-issued securities at March 31, 2011, if any, are noted in each Fund’s Schedule of Investments and in aggregate, in each Fund’s Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were less than $500 for the fiscal year ended March 31, 2011 for the Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the Multi-Manager Emerging Markets Equity Fund for the fiscal year ended March 31, 2011. Redemption fees were less than $1,500 for the fiscal year ended March 31, 2010, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. These amounts are included in “Proceeds from Shares Sold” in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trusts (“REITs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Funds. At March 31, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$8,260	$(8,260)	$ —
Multi-Manager Global Real Estate	2,659	(2,659)	—
Multi-Manager International Equity	(478)	478	—
Multi-Manager Large Cap	—	—	—
Multi-Manager Mid Cap	445	(18,183)	17,738
Multi-Manager Small Cap	2,466	(2,466)	—
Multi-Manager High Yield Opportunity	80	(80)	—

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J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The following fund has elected to defer net capital losses and/or net currency losses incurred from November 1, 2010 through November 30, 2010, the Fund’s last tax year end, as having arisen on the first day of the following tax year (in thousands):

Multi-Manager Global Real Estate	$31

For the period subsequent to October 31, 2010, through the fiscal year end, the following Funds incurred net capital losses and/or net currency losses, which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Multi-Manager Emerging Markets Equity	$740
Multi-Manager International Equity	1,324

At March 31, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2016*	MARCH 31, 2017*	MARCH 31, 2018
Multi-Manager International Equity	$ —	$ —	$143,680
Multi-Manager Mid Cap	5,309	19,316	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2017.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

At March 31, 2011, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN
Multi-Manager Emerging Markets Equity	$43,914	$100,933	$465,448
Multi-Manager International Equity	8,933	—	330,893
Multi-Manager Large Cap	101	18,017	155,700
Multi-Manager Mid Cap	—	13,661	237,398
Multi-Manager Small Cap	1,846	39,045	83,530
Multi-Manager High Yield Opportunity	4,705	3,605	32,890

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income and net long-term capital gains at November 30, 2010, the Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Multi-Manager Global Real Estate	$9,111	$47,403	$154,092

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$64,757	$146,023
Multi-Manager International Equity	23,400	—
Multi-Manager Large Cap	4,163	—
Multi-Manager Mid Cap	893	—
Multi-Manager High Yield Opportunity	39,312	850

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year or period ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$53,596	$ —
Multi-Manager International Equity	15,000	—

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	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Large Cap	$4,405	$ —
Multi-Manager Mid Cap	1,300	—
Multi-Manager High Yield Opportunity	8,616	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2010 and November 30, 2009 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2010 AND NOVEMBER 30, 2009 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Real Estate (2010)	$22,952	$1,766
Multi-Manager Global Real Estate (2009)	5,544	1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements.

As of March 31, 2011, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for Multi-Manager Global Real Estate Fund, filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2008 through November 30, 2010 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under shareholder servicing fees for the fiscal year ended March 31, 2011.

4. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the trust has entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility will expire on December 8, 2011, unless renewed.

At March 31, 2011, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2011 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Emerging Markets Equity	$31,480	1.51%
Multi-Manager Small Cap	1,000	1.51%

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to receive a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2011, the investment advisers agreed to reimburse the Funds for certain expenses, as shown on

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the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Expenses reimbursed by investment adviser as a reduction to Total expenses in the Statements of Operations.

The annual advisory fees and expense limitations for the Funds for the fiscal year ended March 31, 2011, were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEES
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%	1.50%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%	1.30%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.45%
Multi-Manager Large Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.40%

	CONTRACTUAL ANNUAL ADVISORY FEES
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Multi-Manager High Yield Opportunity	0.80%	0.75%	0.72%	1.10%

Prior to July 31, 2010, the reimbursements described above were voluntary and could be modified or terminated at any time. Starting July 31, 2010, the investment advisers have contractually agreed to reimburse certain expenses of the Funds. The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the investment advisers or a Fund may terminate the contractual arrangements. The Adviser, in its discretion, may waive expenses in addition to the percentages listed above. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTCC is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTCC oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTCC. NTI and NTCC manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2011, Axiom International Investors, LLC, PanAgora Asset Management, Inc., Trilogy Global Advisors, LLC and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2011, Cohen & Steers Capital Management, Inc., EII Realty Securities, Inc. and ING Clarion Real Estate Securities, LLC are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2011, Altrinsic Global Advisors, LLC, NFJ Investment Group, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas) Inc. and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2011, Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and NWQ Investment Management Company, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2011, Geneva Capital Management Ltd., LSV Asset Management, Systematic Financial Management LP and TCW Investment Management Company are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2011, Allianz Global Investors Capital LLC, Cardinal Capital Management LLC, Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, and Riverbridge Partners, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2011, Loomis, Sayles & Company, L.P. and Stone Harbor Investment Partners L.P. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

The investment advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

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For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent. However, pursuant to the exemptive order, the investment advisers will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Expenses reimbursed by investment adviser as a reduction to Total expenses in the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$1,797,975	$ —	$1,616,997
Multi-Manager Global Real Estate	—	452,363	—	370,726
Multi-Manager International Equity	—	3,692,335	—	3,492,085
Multi-Manager Large Cap	—	691,715	—	502,175
Multi-Manager Mid Cap	—	763,794	—	470,509
Multi-Manager Small Cap	—	969,700	—	960,208
Multi-Manager High Yield Opportunity	10,271	401,160	7,583	205,849

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$496,976	$(31,527)	$465,449	$2,012,086
Multi-Manager Global Real Estate	193,723	(5,478)	188,245	629,291
Multi-Manager International Equity	420,369	(89,460)	330,909	3,112,332
Multi-Manager Large Cap	161,977	(6,719)	155,258	892,885
Multi-Manager Mid Cap	257,583	(21,030)	236,553	900,018
Multi-Manager Small Cap	91,961	(8,788)	83,173	509,870
Multi-Manager High Yield Opportunity	36,220	(3,287)	32,933	610,037

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Multi-Manager Emerging Markets Equity	37,266		$826,483		7,062	$159,033	(28,493)	$(618,319)	15,835	$367,197
Multi-Manager Global Real Estate	11,025		194,591		2,560	44,546	(5,620)	(100,171)	7,965	138,966
Multi-Manager International Equity	90,873		855,454		87	849	(67,351)	(611,687)	23,609	244,616
Multi-Manager Large Cap	46,152		403,354		26	228	(23,282)	(191,819)	22,896	211,763
Multi-Manager Mid Cap	44,160	*	479,867	*	9	112	(11,716)	(124,848)	32,453	355,131
Multi-Manager Small Cap	20,849		192,737		—	—	(17,688)	(172,249)	3,161	20,488
Multi-Manager High Yield Opportunity	27,787		296,345		811	8,630	(9,778)	(104,118)	18,820	200,857

*	Numbers include assets received in connection with fund acquisitions of approximately 10,267,000 in shares sold and $104,119,000 in proceeds from shares sold.

Transactions in shares for the fiscal year or period ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	72,756	$1,321,615	2,098	$41,435	(6,215)	$(115,456)	68,639	$1,247,594
Multi-Manager Global Real Estate	23,778	343,634	847	13,751	(6,289)	(91,533)	18,336	265,852
Multi-Manager International Equity	201,660	1,694,377	88	774	(52,894)	(440,422)	148,854	1,254,729
Multi- Manager Large Cap	64,017	455,050	52	387	(35,243)	(258,613)	28,826	196,824
Multi-Manager Mid Cap	37,668	300,273	15	140	(39,830)	(348,753)	(2,147)	(48,340)
Multi-Manager Small Cap	28,342	207,302	—	—	(19,910)	(154,539)	8,432	52,763
Multi-Manager High Yield Opportunity	41,822	422,439	76	774	(1,579)	(16,174)	40,319	407,039

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2011:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	COUNTERPARTY
Multi-Manager Emerging Markets Equity	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$5		Unrealized loss on forward foreign currency exchange contracts	$(1)	UBS
Multi-Manager Global Real Estate	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	2		Unrealized loss on forward foreign currency exchange contracts	(1)	Brown Bros
Multi-Manager International Equity	Equity contracts	Net unrealized appreciation	1,902	*	Net unrealized depreciation	— *	UBS
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	135		Unrealized loss on forward foreign currency exchange contracts	(2,077)	Bank of Taiwan, Brown Bros, Citibank, CSFB, Deutsche Bank, HSBC, Midland Bank, Morgan Stanley RBS, State Street

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MULTI-MANAGER FUNDS

MARCH 31, 2011

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Multi-Manager Large Cap	Equity contracts	Net unrealized appreciation	$442	*	Net unrealized depreciation	$ —	*	UBS
Multi-Manager Mid Cap	Equity contracts	Net unrealized appreciation	845	*	Net unrealized depreciation	—	*	UBS
Multi-Manager Small Cap	Equity contracts	Net unrealized appreciation	357	*	Net unrealized depreciation	—	*	UBS
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	1		Unrealized loss on forward foreign currency exchange contracts	(44)		Barclays, CSFB

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments – footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2011:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$(498)
Multi-Manager Global Real Estate	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(26)
Multi-Manager International Equity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(642)
	Equity contracts	Net realized gains (losses) on futures contracts	1,580
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	2,498
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	3,132
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	253
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(55)
Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(155)
Multi-Manager Global Real Estate	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,662
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,691)
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	217
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	834
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	262
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(43)

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2011*:

	FOREIGN EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Multi-Manager Emerging Markets Equity	318	$884	—	$ —
Multi-Manager Global Real Estate	724	158	—	—
Multi-Manager International Equity	1,303	1,723	191	3,420
Multi-Manager Large Cap	—	—	198	1,345
Multi-Manager Mid Cap	—	—	183	1,251
Multi-Managers Small Cap	—	—	160	751
Multi-Manager High Yield Opportunity	15	339	—	—

*	Activity during the period is measured by number of trades during the period and average notional amount for foreign exchange and futures equity contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. REORGANIZATION

On May 14, 2010, the Northern Mid Cap Growth Fund was reorganized into the Northern Multi-Manager Mid Cap Fund pursuant to a Plan of Reorganization approved by the Northern Mid Cap Growth Fund’s shareholders at a special meeting of shareholders held on May 13, 2010. The reorganization was accomplished by a tax-free exchange of 10,267,122 shares of the Northern Multi-Manager Mid Cap Fund valued at $104,119,000 for 6,691,940 shares of the Northern Mid Cap Growth Fund outstanding at May 14, 2010, resulting in an exchange ratio of 1.53425. A net admission into the Northern Multi-Manager Mid Cap Fund of $104,119,000 is included on the Statements of Changes in Net Assets which includes $27,360,000 of unrealized appreciation. The cost basis of the investments received from the Northern Mid Cap Growth Fund was carried forward to the Northern Multi-Manager Mid Cap Fund for GAAP and tax purposes. The net assets of the Northern Multi-Manager Mid Cap Fund and Northern Mid Cap Growth Fund immediately before the reorganization were $653,465,000 and $104,119,000, respectively. The aggregate net assets of the Northern Multi-Manager Mid Cap Fund immediately after the reorganization were $757,550,000.

The table below summarizes the operations of the Northern Mid Cap Growth Fund for the period from April 1, 2010 to May 14, 2010, the operations of the Northern Multi-Manager Mid Cap Fund for the year ended March 31, 2011 as presented in the Statements of Operations, and the combined Northern Mid Cap Growth and Northern Multi-Manager Mid Cap Funds’ pro-forma results of operations for the year ended March 31, 2011 assuming the reorganization had been completed on April 1, 2010.

NORTHERN MID CAP GROWTH FUND FOR THE PERIOD APRIL 1, 2010 TO MAY 14, 2010 (in thousands)			NORTHERN MULTI-MANAGER MID CAP FUND FOR THE YEAR ENDED MARCH 31, 2011 (in thousands)
NET INVESTMENT LOSS	NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS	NET DECREASE FROM OPERATIONS	NET INVESTMENT LOSS	NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	NET INCREASE FROM OPERATIONS	COMBINED TOTAL FROM OPERATIONS
$(66)	$(103)	$(169)	$(68)	$196,564	$196,496	$196,327

11. NEW ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating

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MULTI-MANAGER FUNDS

MARCH 31, 2011

Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in these financial statements.

12. SUBSEQUENT EVENTS

At a meeting held on May 19 and 20, 2011, the Board of Trustees of the Northern Multi-Manager Funds approved the addition of Pzena Investment Management, LLC and Neuberger Berman Fixed Income LLC as new Sub-Advisers to the Multi-Manager Emerging Markets Equity Fund and the Multi-Manager High Yield Opportunity Fund, respectively.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded, other than the items noted above, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MULTI-MANAGER FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2011 (UNAUDITED)

At a special meeting of shareholders of the Northern Mid Cap Growth Fund held on May 13, 2010, shareholders of the Fund approved a Plan of Reorganization providing for the reorganization of the Fund into the Northern Multi-Manager Mid Cap Fund. The following were the results of the vote:

FOR	ABSTAIN	AGAINST	PERCENTAGE FOR
5,200,007	7,736	47,520	70.99%

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2011 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2011:

Fund	QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	13.24%
Multi-Manager Global Real Estate	17.66%
Multi-Manager International Equity	86.32%
Multi-Manager Large Cap	100.00%
Multi-Manager Mid Cap	81.58%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Large Cap	98.92%
Multi-Manager Mid Cap	85.16%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2010, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager Emerging Markets Equity	$1.3977
Multi-Manager Global Real Estate	1.2251
Multi-Manager High Yield Opportunity	0.0161

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0264	$0.1290
Multi-Manager Global Real Estate	0.0101	0.1335
Multi-Manager International Equity	0.0122	0.0788

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MULTI-MANAGER FUNDS

FUND EXPENSES MARCH 31, 2011 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/10 - 3/31/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 85), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 89). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.45%	$1,000.00	$1,081.20	$7.52
Hypothetical**	1.45%	$1,000.00	$1,017.70	$7.29

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.30%	$1,000.00	$1,078.30	$6.74
Hypothetical**	1.30%	$1,000.00	$1,018.45	$6.54

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.39%	$1,000.00	$1,098.10	$7.27
Hypothetical**	1.39%	$1,000.00	$1,018.00	$6.99

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.20%	$1,000.00	$1,174.30	$6.51
Hypothetical**	1.20%	$1,000.00	$1,018.95	$6.04

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.20%	$1,000.00	$1,209.40	$6.61
Hypothetical**	1.20%	$1,000.00	$1,018.95	$6.04

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.40%	$1,000.00	$1,263.60	$7.90
Hypothetical**	1.40%	$1,000.00	$1,017.95	$7.04

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MULTI-MANAGER FUNDS

FUND EXPENSES continued	MARCH 31, 2011 (UNAUDITED)

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID* 10/1/10 - 3/31/11
Actual	1.10%	$1,000.00	$1,066.40	$5.67
Hypothetical**	1.10%	$1,000.00	$1,019.45	$5.54

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios (including 7 Multi-Manager portfolios) and Northern Institutional Funds offers 21 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2006

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2006

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

•None

Sharon Gist Gilliam Age: 67 Trustee since 2006

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Richard P. Strubel Age: 71 Trustee since 2006 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004;

•Audit Committee Chairman, The University of Chicago from 2006 to present;

•Trustee, The University of Chicago from 1987 to present.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•Advisor, G.D. Searle Family Trusts from 2010 to present.

•GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Sandra Polk Guthman Age: 67 Trustee since 2006

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994:

•Trustee of Rush University Medical Center.

•None

Michael H. Moskow (4) Age: 73 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•Director of Commonwealth Edison since 2007;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; •Taylor Capital Group, Inc. (financial services).

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MULTI-MANAGER FUNDS

MARCH 31, 2011 (UNAUDITED)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Ms. Guthman is deemed to be an “interested” Trustee because she beneficially owns share of ING Group, N.V., parent company of ING Clarion Real Estate Securities, LLC, sub-adviser to the Multi-Manager Global Real Estate Fund. Mr. Moskow is deemed to be an “interested” Trustee because he beneficially owns shares of Allianz SE (formerly Allianz AG), a parent company of Allianz Global Investors Capital LLC, sub-adviser to the Multi-Manager Small Cap Fund.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

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MULTI-MANAGER FUNDS

MARCH 31, 2011 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) oversees the management of Northern Funds (the “Trust”), and reviews the investment performance and expenses of the investment funds covered by this Report (the “Multi-Manager Funds”) at regularly scheduled meetings during the Multi-Manager Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Multi-Manager Funds with Northern Trust Company of Connecticut and Northern Trust Investments, Inc. (together, the “Investment Advisers”). The Trustees also consider and approve agreements among the Investment Advisers and the sub-advisers that advise the Multi-Manager Funds.

*    *    *    *    *

TRILOGY GLOBAL ADVISORS, LLC SUB-ADVISORY AGREEMENT

At a meeting held on November 5, 2010, the Trustees, including the Independent Trustees voting separately, considered and approved a sub-advisory agreement (the “New Trilogy Agreement”) with respect to the Multi-Manager Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) among the Investment Advisers and Trilogy Global Advisors, LLC (“Trilogy”). The sub-advisory agreement then in effect between the Investment Advisers and Trilogy (the “Old Trilogy Agreement”) was subject to termination under the Investment Company Act of 1940 (the “1940 Act”) upon the change of control (“Change of Control”) occurring when Affiliated Managers Group, Inc. (“AMG”) acquired a majority stake in Trilogy.

At the November meeting, the Trustees reviewed information and written materials from the Investment Advisers regarding (i) the nature and quality of the investment advisory services provided by Trilogy, including the experience and qualifications of the personnel providing such services and its performance on behalf of the Emerging Markets Equity Fund; (ii) Trilogy’s financial condition, history of operations and new ownership structure; (iii) Trilogy’s brokerage and soft dollar practices and any potential conflicts of interest with the Investment Advisers; (iv) Trilogy’s investment strategies and style of investing; (v) Trilogy’s compliance policies and procedures (including its code of ethics) and the Investment Advisers’ and the Trust’s Chief Compliance Officer’s evaluations of such policies, procedures and codes; and (vi) the terms of the New Trilogy Agreement.

The Trustees also reviewed the Investment Advisers’ proprietary methodology for allocating assets among the various sub-advisers and the current allocations to Trilogy. In evaluating the New Trilogy Agreement, the Trustees generally relied upon their knowledge of Trilogy and its services resulting from their meetings and interactions with management throughout the past year. In addition, they considered that they had recently reapproved the Old Trilogy Agreement. Accordingly, they focused their review on any changed information since the last review.

In connection with the approval of the New Trilogy Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to the firm.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to Trilogy’s qualifications and experience in managing the type of strategy for which it was engaged in connection with the Emerging Markets Equity Fund. In this regard, the Trustees relied upon the Investment Advisers’ analysis of the firm’s portfolio management and compliance staff and resources. The Trustees also considered the reports provided by the Trust’s Chief Compliance Officer on the quality of the firm’s compliance program. The Trustees concluded that Trilogy had provided, and was likely to continue to be able to provide under new ownership, quality services to the Fund.

The Trustees considered and evaluated Trilogy’s performance versus its benchmarks and the Emerging Markets Equity Fund’s benchmark as well as the Investment Advisers’ evaluation of Trilogy’s performance. The Trustees concluded that Trilogy’s performance was generally in line with the Investment Advisers’ expectations.

Fees

With respect to the sub-advisory fees, the Trustees considered that Trilogy was paid by the Investment Advisers out of their advisory fees and not by the Emerging Markets Equity Fund. The Trustees also believed, based on the Investment Advisers’ representations, that the New Trilogy Agreement had been negotiated at arms length among the Investment Advisers and the firm and contained the same terms and conditions as the Old Trilogy Agreement that was approved by the Board at the February 17-18, 2010 meeting of the Board of Trustees, and was re-approved by the Board at the May 6-7, 2010 meeting of the Board of Trustees. Standard fee schedules for the firm were presented at the February 17-18, 2010 meeting of the Board of Trustees at which the Old Trilogy Agreement was approved, and it was noted that the Investment Advisers had negotiated a competitive sub-advisory fee for Trilogy’s services to the Emerging Market Equity Fund. The Trustees did not consider profitability information for Trilogy, because they did not believe this to be particularly relevant given that the Investment Advisers pay

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MULTI-MANAGER FUNDS

MARCH 31, 2011 (UNAUDITED)

the firm from their advisory fees and have an incentive to negotiate the lowest possible sub-advisory fees. Finally, the Trustees also considered the Investment Advisers’ representations that the fees to be paid to Trilogy were reasonable in light of the existing and anticipated quality of the services to be performed by it.

Economies of Scale

The Trustees noted that Trilogy was paid fees that included breakpoints, but they considered economies of scale with respect to the Fund primarily at the advisory fee level given that the Investment Advisers pay the firm out of their advisory fees. The Trustees had considered the economies of scale that were passed from the Investment Advisers to the Fund in their approval of the Investment Advisory Agreement at the May 6-7, 2010 meeting of the Board of Trustees.

Other Benefits

The Trustees considered other benefits derived or to be derived by Trilogy as a result of its relationship with the Emerging Markets Equity Fund. These benefits included research received in connection with the Fund’s commissions (i.e. soft dollars), which are evaluated annually by the Trust’s Chief Compliance Officer.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees to be paid to Trilogy by the Emerging Markets Equity Fund were reasonable in light of the services provided by it and that the New Trilogy Agreement should be approved to become effective upon the date of the Change of Control.

*    *    *    *    *

NWQ, CARDINAL AND ALLIANZ SUB-ADVISORY AGREEMENTS

At a meeting held on January 5, 2011, the Trustees, including the Independent Trustees voting separately, considered and approved the sub-advisory agreements for three new sub-advisers (together, the “New Sub-Advisory Agreements” and each a “New Sub-Advisory Agreement”), NWQ Investment Management Company, LLC (“NWQ”), Allianz Global Investors Capital LLC (“Allianz”) and Cardinal Capital Management LLC (“Cardinal”) (together, the “New Sub-Advisers” and each a “New Sub-Adviser”). NWQ was proposed to advise a portion of the Multi-Manager Large Cap Fund. Allianz and Cardinal were each proposed to manage a portion of the Multi-Manager Small Cap Fund (together with the Multi-Manager Large Cap Fund, the “Funds,” and each a “Fund”).

At the January meeting, the Trustees reviewed information and written materials from the Investment Advisers and each New Sub-Adviser regarding (i) the nature and quality of the services to be provided by the New Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the New Sub-Advisers’ financial condition, history of operations and ownership structure; (iii) the New Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Sub-Advisers with respect to accounts or funds managed similarly to the Funds for which they were being engaged; (vi) each New Sub-Adviser’s compliance policies and procedures (including its codes of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluations of such policies and procedures; (vii) the New Sub-Advisers’ conflicts of interest in managing the Funds; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also considered the Investment Advisers’ explanations for why they expected the New Sub-Advisers to add to Fund performance.

The Trustees also reviewed the Investment Advisers’ proprietary method for allocating assets among the various sub-advisers and the proposed allocations of assets among the New Sub-Advisers and the other sub-advisers to the applicable Fund.

In connection with the approvals of the New Sub-Advisory Agreements for each of the Funds, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to each of the New Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to each New Sub-Adviser’s qualifications and experience in managing the type of strategies for which the New Sub-Adviser was to be engaged in connection with a Fund. The Trustees also considered the CCO’s evaluation of each New Sub-Adviser’s compliance programs and the recommended compliance monitoring schedule for each New Sub-Adviser. The Trustees also considered the experience that each New Sub-Adviser had with respect to managing investments for registered investment companies and the quality of the portfolio managers proposed to manage the respective Funds’ assets. Finally, the Trustees considered the New Sub-Advisers’ management of potential conflicts of interest that might result from their management of the Funds and other accounts.

With respect to performance, the Trustees reviewed information showing historical performance of the New Sub-Advisers with respect to the investment strategies for which they were being engaged. In addition, the Trustees reviewed a report prepared by the Investment Advisers showing the performance of the respective Funds over various periods of time if the New Sub-Advisers had been managing the Funds along with the exist-

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS (continued)	MARCH 31, 2011 (UNAUDITED)

ing sub-advisers to those Funds. The Trustees concluded that the New Sub-Advisers were able to provide quality services to the Funds.

Fees

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers were each paid by the Investment Advisers out of their advisory fees and not by the Funds. The Trustees also believed, based on the representations of the Investment Advisers, that each New Sub-Advisory Agreement had been negotiated at arms length among the Investment Advisers and the New Sub-Advisers. The Trustees also noted that the terms of the New Sub-Advisory Agreements were substantially identical to the existing sub-advisory agreements, except for fees which were competitive with those paid to other sub-advisers to the Funds. Finally, the Trustees considered the Investment Advisers’ representations that the fees to be paid to the New Sub-Advisers were reasonable in light of the anticipated quality of services to be provided by the New Sub-Advisers.

The Trustees also considered projected profitability to the Investment Advisers of the Multi-Manager Large Cap Fund and the Multi-Manager Small Cap Fund before and after the addition of the New Sub-Advisers. This comparison showed no material change to the Investment Advisers’ profitability. The Trustees did not consider profitability of the New Sub-Advisers as they did not consider it to be particularly relevant because the Investment Advisers will be paying the New Sub-Advisers out of their advisory fees. The Investment Advisers therefore has an incentive to negotiate the lowest possible sub-advisory fees.

Economies of Scale

The Trustees considered comparisons of the New Sub-Advisers’ fees at various asset levels of the Funds and in relation to the other existing sub-advisers of the Funds. The Trustees also reviewed information prepared by the Investment Advisers that showed that the levels of aggregate sub-advisory fee rates decreased as the Funds’ assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that the Investment Advisers will be paying the New Sub-Advisers out of their advisory fees. Each Fund’s advisory fees are subject to breakpoints, such that the fee rates decrease when the assets of the Fund increase to certain levels.

Other Benefits

The Trustees considered other benefits to be derived by the New Sub-Advisers as a result of their relationship with the respective Funds. These benefits included research and other benefits in connection with brokerage commissions paid by the Funds. The Trustees also considered the other relationships that the New Sub-Advisers had with the Investment Advisers, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees proposed to be paid to the New Sub-Advisers were reasonable in light of the services to be provided by them and that the New Sub-Advisory Agreements should be approved.

MULTI-MANAGER FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS EQUITY FUND2,4

GLOBAL REAL ESTATE FUND4,6,8

HIGH YIELD OPPORTUNITY FUND1,5

INTERNATIONAL EQUITY FUND3,4,6

LARGE CAP FUND4

MID CAP FUND4,7

SMALL CAP FUND4,9

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Emerging and Frontier Markets Risk: Emerging and frontier market investing may be subject to additional economic, political, liquidity and currency risks not associated with more developed countries. Additionally, frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

3 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

4 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

5 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

6 International Risk: International investing involves increased risk and volatility.

7 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

8 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investments in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

9 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN FUNDS ANNUAL REPORT	107	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d):  Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to the registrant. D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2011			2010
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a) Audit Fees	$677,250	N/A	N/A	$640,200	N/A	N/A

(b) Audit-Related Fees	$139,750(1)	$0	$180,750(3)	$131,200(1)	$0	$168,000(3)

(c) Tax Fees	$118,250(2)	$0	$479,600(4)	$108,650(2)	$0	$499,744(4)

(d) All Other Fees	$0	$0	$532,000(5)	$0	$0	$1,366,849(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to forensic consulting services for The Northern Trust Company.
(6)	Amounts relate to credit risk model validation, e-discovery consulting, sanctions compliance program, classification and disposition, and legal hold gap analysis for The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by D&T for the fiscal years ended March 31, 2011 and March 31, 2010 are Northern Trust Investments, Inc. (“NTI”), Northern Trust Global Investments Limited (“NTGIL”) and The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTCC that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by D&T for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by D&T other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1):  Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on August 3, 2006 and amended on May 7, 2009, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2):  Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f):  Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g):  Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by D&T for services rendered to the registrant and service affiliates for the last two fiscal years were $1,450,350 and $2,274,443 for 2011 and 2010, respectively.

Item 4(h):  Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:  June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:  June 3, 2011

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date:  June 3, 2011